             As filed with the Securities and Exchange Commission on
                                                             September 28, 1998


                                                        File No. 33-51294
                                                        File No. 811-7140

                        SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
                                    --------------
                                      FORM N-1A

                  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                              POST-EFFECTIVE AMENDMENT NO. 25             /X/
                                         and
                         REGISTRATION STATEMENT UNDER THE
                             INVESTMENT COMPANY ACT OF 1940               / /
                                   AMENDMENT NO. 27                       /X/



                                    --------------

                             VAN KAMPEN SERIES FUND, INC.
                  (Exact Name of Registrant as Specified in Charter)
                 One Parkview Plaza, Oakbrook Terrace, Illinois  60181
                       (Address of Principal Executive Office)
                     Registrant's Telephone Number (630) 684-6000
                              Ronald A. Nyberg, Esquire
                 Executive Vice President, General Counsel and Secretary
                            Van Kampen Investments, Inc.
                 One Parkview Plaza, Oakbrook Terrace, Illinois  60181
                       (Name and Address of Agent for Service)
                                    --------------


                                      COPIES TO:

                                Wayne W. Whalen, Esq.
                                 Thomas A. Hale, Esq.
                    Skadden, Arps, Slate, Meagher & Flom (Illinois)
                                333 West Wacker Drive
                               Chicago, Illinois  60606
                                    (312) 407-0700

                                    --------------

   -------------------------------------------------------------------------

            Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

            IT IS PROPOSED THAT THIS FILING BE EFFECTIVE
                 (CHECK APPROPRIATE BOX)

            / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B) OF RULE 485 /x/ ON (SEPTEMBER 30, 1998) PURSUANT TO PARAGRAPH (B) OF RULE 485 / / 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A) OF RULE 485
            / / ON (DATE) PURSUANT TO PARAGRAPH (A) OF RULE 485
            / / 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A) OF RULE 485

            If appropriate, check the following box:

            / / This post-effective amendment designates a new effective date for a previously, filed post-effective amendment.


   ------------------------------------------------------------------------

     TITLE OF SECURITIES BEING REGISTERED: SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.001 PER SHARE

                           VAN KAMPEN SERIES FUND, INC.
                            CROSS REFERENCE SHEET

N-1A ITEM NO.                                    LOCATION

    PART A - VAN KAMPEN EMERGING MARKETS DEBT, VAN KAMPEN GLOBAL FIXED INCOME, VAN KAMPEN HIGH YIELD & TOTAL RETURN AND VAN KAMPEN WORLDWIDE HIGH INCOME FUNDS


Item 1.  Cover Page                              Cover Page
Item 2.  Synopsis                                Fund Expenses; Prospectus
                                                 Summary
Item 3.  Condensed Financial Information         Financial Highlights;
                                                 Performance Information
Item 4.  General Description of Registrant       Prospectus Summary; Investment
                                                 Objectives and Policies;
                                                 Additional Investment
                                                 Information; Investment
                                                 Limitations; General
                                                 Information
Item 5.  Management of the Fund                  Management of the Company;
                                                 Portfolio Transactions;
                                                 General Information
Item 5A  Management's Discussion of Fund
         Performance                             **
Item 6.  Capital Stock and Other Securities      Purchase of Shares; Redemption
                                                 of Shares; Shareholder
                                                 Services; Valuation of Shares;
                                                 Dividends and Distributions;
                                                 Taxes; General Information
Item 7.  Purchase of Securities Being Offered    Cover Page; Prospectus
                                                 Summary; Management of the
                                                 Company; Purchase of Shares;
                                                 Valuation of Shares
Item 8.  Redemption or Repurchase                Redemption of Shares;
                                                 Shareholder Services
Item 9.  Pending Legal Proceedings               *

N-1A ITEM NO.                                    LOCATION

      PART A - VAN KAMPEN AGGRESSIVE EQUITY, VAN KAMPEN AMERICAN VALUE, VAN KAMPEN EQUITY GROWTH, VAN KAMPEN MID CAP GROWTH, VAN KAMPEN
                   U.S. REAL ESTATE AND VAN KAMPEN VALUE FUNDS


Item 1.  Cover Page                              Cover Page
Item 2.  Synopsis                                Fund Expenses; Prospectus
                                                 Summary
Item 3.  Condensed Financial Information         Financial Highlights;
                                                 Performance Information
Item 4.  General Description of Registrant       Prospectus Summary; Investment
                                                 Objectives and Policies;
                                                 Additional Investment
                                                 Information; Investment
                                                 Limitations; General
                                                 Information
Item 5.  Management of the Fund                  Management of the Company;
                                                 Portfolio Transactions;
                                                 General Information
Item 5A  Management's Discussion of Fund
         Performance                             **
Item 6.  Capital Stock and Other Securities      Purchase of Shares; Redemption
                                                 of Shares; Shareholder
                                                 Services; Valuation of Shares;
                                                 Dividends and Distributions;
                                                 Taxes; General Information
Item 7.  Purchase of Securities Being Offered    Cover Page; Prospectus
                                                 Summary; Management of the
                                                 Company; Purchase of Shares;
                                                 Valuation of Shares
Item 8.  Redemption or Repurchase                Redemption of Shares;
                                                 Shareholder Services
Item 9.  Pending Legal Proceedings               *

N-1A ITEM NO.                                    LOCATION

        PART A - VAN KAMPEN ASIAN GROWTH, VAN KAMPEN EMERGING MARKETS,
       VAN KAMPEN GLOBAL EQUITY, VAN KAMPEN GLOBAL EQUITY ALLOCATION,
         VAN KAMPEN INTERNATIONAL MAGNUM, VAN KAMPEN JAPANESE EQUITY
                       AND VAN KAMPEN LATIN AMERICAN FUNDS

Item 1.  Cover Page                              Cover Page
Item 2.  Synopsis                                Fund Expenses; Prospectus
                                                 Summary
Item 3.  Condensed Financial Information         Financial Highlights;
                                                 Performance Information
Item 4.  General Description of Registrant       Prospectus Summary; Investment
                                                 Objectives and Policies;
                                                 Additional Investment
                                                 Information; Investment
                                                 Limitations; General
                                                 Information
Item 5.  Management of the Fund                  Management of the Company;
                                                 Portfolio Transactions;
                                                 General Information
Item 5A  Management's Discussion of Fund
         Performance                             **
Item 6.  Capital Stock and Other Securities      Purchase of Shares; Redemption
                                                 of Shares; Shareholder
                                                 Services; Valuation of Shares;
                                                 Dividends and Distributions;
                                                 Taxes; General Information
Item 7.  Purchase of Securities Being Offered    Cover Page; Prospectus
                                                 Summary; Management of the
                                                 Company; Purchase of Shares;
                                                 Valuation of Shares
Item 8.  Redemption or Repurchase                Redemption of Shares;
                                                 Shareholder Services
Item 9.  Pending Legal Proceedings               *

N-1A ITEM NO.                                    LOCATION

PART A - MORGAN STANLEY MONEY MARKET, MORGAN STANLEY TAX-FREE MONEY MARKET AND MORGAN STANLEY GOVERNMENT OBLIGATIONS MONEY MARKET FUNDS

Item 1.  Cover Page                              Cover Page
Item 2.  Synopsis                                Fund Expenses; Prospectus
                                                 Summary
Item 3.  Condensed Financial Information         Financial Highlights;
                                                 Performance Information
Item 4.  General Description of Registrant       Prospectus Summary; Investment
                                                 Objectives and Policies;
                                                 Additional Investment
                                                 Information; Investment
                                                 Limitations; General
                                                 Information
Item 5.  Management of the Fund                  Management of the Company;
                                                 General Information
Item 5A  Management's Discussion of Fund
         Performance                             **
Item 6.  Capital Stock and Other Securities      Purchase of Shares; Redemption
                                                 of Shares; Shareholder
                                                 Services; Dividends and
                                                 Distributions; Taxes; General
                                                 Information
Item 7.  Purchase of Securities Being Offered    Cover Page; Prospectus
                                                 Summary; Management of the
                                                 Company; Purchase of Shares;
Item 8.  Redemption or Repurchase                Redemption of Shares;
                                                 Shareholder Services
Item 9.  Pending Legal Proceedings               *

N-1A ITEM NO.                                    LOCATION


                    PART A - VAN KAMPEN EUROPEAN EQUITY FUND


Item 1.  Cover Page                              Cover Page
Item 2.  Synopsis                                Fund Expenses; Prospectus
                                                 Summary

Item 3.  Condensed Financial Information         *

Item 4.  General Description of Registrant       Prospectus Summary; Investment
                                                 Objectives and Policies;
                                                 Additional Investment
                                                 Information; Investment
                                                 Limitations; General
                                                 Information
Item 5.  Management of the Fund                  Management of the Company;
                                                 Portfolio Transactions;
                                                 General Information
Item 5A  Management's Discussion of Fund
         Performance                             **
Item 6.  Capital Stock and Other Securities      Purchase of Shares; Redemption
                                                 of Shares; Shareholder
                                                 Services; Dividends and
                                                 Distributions; Taxes; General
                                                 Information
Item 7.  Purchase of Securities Being Offered    Cover Page; Prospectus
                                                 Summary; Management of the
                                                 Company; Purchase of Shares;
Item 8.  Redemption or Repurchase                Redemption of Shares;
                                                 Shareholder Services
Item 9.  Pending Legal Proceedings               *

N-1A ITEM NO.                                    LOCATION


                    PART A - VAN KAMPEN GLOBAL FRANCHISE FUND


Item 1.  Cover Page                              Cover Page
Item 2.  Synopsis                                Fund Expenses; Prospectus
                                                 Summary

Item 3.  Condensed Financial Information         *

Item 4.  General Description of Registrant       Prospectus Summary; Investment
                                                 Objectives and Policies;
                                                 Additional Investment
                                                 Information; Investment
                                                 Limitations; General
                                                 Information
Item 5.  Management of the Fund                  Management of the Company;
                                                 Portfolio Transactions;
                                                 General Information
Item 5A  Management's Discussion of Fund
         Performance                             **
Item 6.  Capital Stock and Other Securities      Purchase of Shares; Redemption
                                                 of Shares; Shareholder
                                                 Services; Dividends and
                                                 Distributions; Taxes; General
                                                 Information
Item 7.  Purchase of Securities Being Offered    Cover Page; Prospectus
                                                 Summary; Management of the
                                                 Company; Purchase of Shares;
Item 8.  Redemption or Repurchase                Redemption of Shares;
                                                 Shareholder Services
Item 9.  Pending Legal Proceedings               *

N-1A ITEM NO.                                    LOCATION


                      PART A - VAN KAMPEN GROWTH AND INCOME FUND II


Item 1.  Cover Page                              Cover Page
Item 2.  Synopsis                                Fund Expenses; Prospectus
                                                 Summary

Item 3.  Condensed Financial Information         *

Item 4.  General Description of Registrant       Prospectus Summary; Investment
                                                 Objectives and Policies;
                                                 Additional Investment
                                                 Information; Investment
                                                 Limitations; General
                                                 Information
Item 5.  Management of the Fund                  Management of the Company;
                                                 Portfolio Transactions;
                                                 General Information
Item 5A  Management's Discussion of Fund
         Performance                             **
Item 6.  Capital Stock and Other Securities      Purchase of Shares; Redemption
                                                 of Shares; Shareholder
                                                 Services; Dividends and
                                                 Distributions; Taxes; General
                                                 Information
Item 7.  Purchase of Securities Being Offered    Cover Page; Prospectus
                                                 Summary; Management of the
                                                 Company; Purchase of Shares;
Item 8.  Redemption or Repurchase                Redemption of Shares;
                                                 Shareholder Services
Item 9.  Pending Legal Proceedings               *


---------------

*   Omitted since the answer is negative or the Item is not applicable.


** Information required by Item 5A will be contained in the 1998 Annual Reort to Shareholders, except for the following portfolios which were not operational at June 30, 1998: Van Kampen Emerging Markets Debt Fund, Van Kampen European Equity Fund, Van Kampen Global Equity Fund, Van Kampen Growth and Income Fund II, Van Kampen Japanese Equity Fund, Van Kampen
    Mid Cap Growth Fund, and Morgan Stanley Tax-Free Money Market Fund.

N-1A ITEM NO.                                    LOCATION

                                  PART B - ALL FUNDS


Item 10. Cover Page                              Cover Page
Item 11. Table of Contents                       Cover Page
Item 12. General Information and History         *
Item 13. Investment Objectives and Policies      Investment Objectives and
                                                 Policies; Investment
                                                 Limitations; Determining
                                                 Maturities of Certain
                                                 Instruments; Description of
                                                 Securities and Ratings
Item 14. Management of the Fund                  Management of the Company
Item 15. Control Persons and Principal Holders
         of Securities                           Management of the Company;
                                                 General Information
Item 16. Investment Advisory and Other Services  Management of the Company;
                                                 General Information
Item 17. Brokerage Allocation and Other
         Practices                               Portfolio Transactions
Item 18. Capital Stock and Other Securities      General Information
Item 19. Purchase, Redemption and Pricing of
         Securities Being Offered                Purchase of Shares; Redemption
                                                 of Shares; Money Market Fund
                                                 Net Asset Value; General
                                                 Information
Item 20. Tax Status                              Investment Objectives and
                                                 Policies; Federal Income Tax;
                                                 Federal Tax Treatment of
                                                 Forward Currency Contracts and
                                                 Exchange Rate Changes; Taxes
                                                 and Foreign Shareholders;
                                                 General Information
Item 21. Underwriters                            Management of the Company
Item 22. Calculation of Performance Data         Performance Information
Item 23. Financial Statements                    Financial Statements

---------------
*   Omitted since the answer is negative or the Item is not applicable.

                              PART C - OTHER INFORMATION


Part C contains the information required by the Items of the Form-N-1A under such Items as set forth in the Form N-1A.

--------------------------------------------------------------------------------
                              P R O S P E C T U S
     ----------------------------------------------------------------------


                     VAN KAMPEN EMERGING MARKETS DEBT FUND
                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND

                               PORTFOLIOS OF THE

                          VAN KAMPEN SERIES FUND, INC.


                  P.O. BOX 418256, KANSAS CITY, MISSOURI 64141
                      FOR INFORMATION CALL 1-800-282-4404
                                 --------------


    Van Kampen Series Fund, Inc. (the "Company") is an open-end management investment company, or mutual fund, which consists of twenty-three investment portfolios. This prospectus (the "Prospectus") describes the Class A, Class B and Class C shares of the four portfolios listed above (each, a "Fund," and together, the "Funds").



    The Funds are designed to make available to retail investors the expertise of Van Kampen Investment Advisory Corp. as an investment adviser (the "Adviser") and administrator (the "Administrator") and the Adviser's affiliates, including Morgan Stanley Asset Management Inc. as a sub-adviser ("MSAM" or the "Sub-Adviser") and Van Kampen Funds Inc. as the Funds' distributor (the "Distributor"). Shares are available through the Distributor and investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services ("Participating Dealers"). As of the date of this Prospectus, the Van Kampen Emerging Markets Debt Fund is not offering shares.



    THE VAN KAMPEN EMERGING MARKETS DEBT FUND, VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND AND VAN KAMPEN WORLDWIDE HIGH INCOME FUND NORMALLY INVEST BETWEEN 80% AND 100% OF THEIR RESPECTIVE TOTAL ASSETS IN LOWER RATED AND UNRATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS." BONDS OF THIS TYPE ARE SUBJECT TO GREATER RISKS THAN THOSE INVOLVED IN HIGHER RATED BONDS, INCLUDING THE RISK OF DEFAULT. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THESE FUNDS. SEE "ADDITIONAL INVESTMENT INFORMATION -- LOWER RATED AND UNRATED DEBT SECURITIES."



    This Prospectus is designed to set forth concisely the information about the Funds that a prospective investor should know before investing and it should be retained for future reference. Additional information about the Company is contained in a "Statement of Additional Information," dated September 30, 1998, which is incorporated herein by reference. The Company offers other portfolios which are described in other prospectuses. The Statement of Additional Information and the prospectuses pertaining to the other portfolios of the Company are available upon request and without charge by writing or calling the Company at the address and telephone number set forth above. The Statement of Additional Information and other materials regarding the Company have been filed with the Securities and Exchange Commission and are available at the Commission's internet web site (http://www.sec.gov).


    THE COMPANY'S SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR DEPOSITORY INSTITUTION, OR ANY AFFILIATES OR CORRESPONDENTS THEREOF. THE COMPANY'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE COMPANY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
        REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


               THE DATE OF THIS PROSPECTUS IS SEPTEMBER 30, 1998.

                               TABLE OF CONTENTS



                                                                                                                PAGE
                                                                                                                -----
Prospectus Summary.........................................................................................           3
Fund Expenses..............................................................................................           5
Financial Highlights.......................................................................................           8
Investment Objectives and Policies.........................................................................          14
Additional Investment Information..........................................................................          20
Investment Limitations.....................................................................................          29
Management of the Company..................................................................................          30
Purchase of Shares.........................................................................................          33
Shareholder Services.......................................................................................          41
Redemption of Shares.......................................................................................          43
Valuation of Shares........................................................................................          45
Portfolio Transactions.....................................................................................          46
Performance Information....................................................................................          47
Dividends and Distributions................................................................................          48
Taxes......................................................................................................          48
General Information........................................................................................          49
Appendix A--Description of Corporate Bond Ratings..........................................................         A-1



    No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds, the Adviser or the Distributor. This Prospectus does not constitute an offer by the Funds or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds to make such an offer in such jurisdiction.

                               PROSPECTUS SUMMARY
THE COMPANY

    The Company currently consists of twenty-three portfolios which are designed to offer investors a range of investment choices with Van Kampen Investment Advisory Corp. (the "Adviser") providing services as adviser and administrator and its affiliate, Morgan Stanley Asset Management Inc. ("MSAM" or the "Sub-Adviser"), providing services as sub-adviser. Van Kampen Funds Inc. (the "Distributor") provides services as Distributor.


    This Prospectus describes Class A, Class B and Class C shares of the four portfolios shown below. For ease of reference, the words "Van Kampen," which begin the name of each portfolio, are not used throughout this Prospectus. The investment objective of each Fund is as follows:


    - The EMERGING MARKETS DEBT FUND seeks high total return by investing primarily in debt securities of government, government-related and corporate issuers located in emerging markets countries. As of the date of this Prospectus, the Emerging Markets Debt Fund is not offering shares.

    - The GLOBAL FIXED INCOME FUND seeks to produce an attractive real rate of return while preserving capital by investing in fixed income securities of issuers throughout the world, including U.S. issuers.

    - The HIGH YIELD & TOTAL RETURN FUND seeks to maximize total return by investing in a diversified portfolio of high yield, high risk income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services.

    - The WORLDWIDE HIGH INCOME FUND seeks high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world.

    There can be no assurance a Fund will achieve its investment objective.

RISK FACTORS
    The investment policies of each Fund entail certain risks and considerations of which an investor should be aware. The Funds will invest in securities of foreign issuers, including emerging country securities. Securities of foreign issuers and, in particular, emerging country securities are subject to certain risks not typically associated with domestic securities. See "Additional Investment Information--Foreign Investment" for more information. The Emerging Markets Debt and Worldwide High Income Funds invest in securities of issuers located in developing countries and emerging markets, which may impose greater liquidity risks and other risks not typically associated with investing in the more established markets of developed countries. The Funds may also invest in sovereign debt that is considered to be speculative in nature and involves a high degree of risk. The Funds may invest in forward foreign currency exchange contracts, and foreign currency exchange futures and options. Each Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including private placement securities. Such securities may be less liquid than publicly traded securities.

    The Emerging Markets Debt, High Yield & Total Return and Worldwide High Income Funds may invest in lower rated and unrated debt securities which are considered more speculative with regard to the payment of interest and return of principal than higher rated debt obligations. See "Additional Investment Information -- Lower Rated and Unrated Debt Securities." The Emerging Markets Debt and Worldwide High Income Funds may borrow money for leveraging in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than borrowing, and engage in reverse repurchase agreements and short sales. Such practices involve special risks. See "Additional Investment Information -- Borrowing and Other Forms of Leverage", "-- Reverse Repurchase Agreements" and "-- Short Sales."


    In addition, the Funds may invest in derivatives, which include options, futures and options on futures. The Emerging Markets Debt, Global Fixed Income and Worldwide High Income Funds are non-diversified portfolios which may invest a greater portion of their assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risks resulting from such practice than a portfolio which is diversified. Each

Fund may invest in repurchase agreements, lend its portfolio securities, purchase securities on a when-issued or delayed delivery basis, and borrow money. Each of these investment strategies involves specific risks which are described under "Investment Objectives and Policies" and "Additional Investment Information" herein and under "Investment Objectives and Policies" in the Statement of Additional Information.

HOW TO INVEST

    The Class A, Class B and Class C shares of the Funds are designed to provide investors a choice of three ways to pay distribution costs. Class A shares of the Funds are offered at net asset value per share plus a maximum initial sales charge of 4.75% which initial sales charge may be reduced on certain larger purchases or when combining purchases with the investor's aggregate investments in the Participating Funds (as defined within the Prospectus). Class B and Class C shares of the Funds are offered at net asset value per share. Class B shares are subject to a contingent deferred sales charge ("CDSC") for redemptions within five years of purchase and are subject to higher annual distribution-related expenses than the Class A shares. Class C shares are subject to a CDSC for redemptions within one year of purchase and are subject to higher annual distribution-related expenses than the Class A shares. See "Purchase of Shares" for a discussion of reduction or waiver of sales charges, which are available for certain investors. Share purchases may be made through the Distributor, through Participating Dealers or by sending payments directly to the Company. The minimum initial investment is $500 for each class of a Fund, except that the minimum initial investment amount is reduced for certain categories of investors. The minimum for subsequent investments is $25 for each class of a Fund, except that there is no minimum for automatic reinvestment of dividends and distributions. See "Purchase of Shares."

HOW TO REDEEM
    Shares of each Fund may be redeemed at any time at the net asset value per share (less any applicable CDSC) of the Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See "Redemption of Shares."

                                 FUND EXPENSES

    The following table illustrates all expenses and fees that a shareholder of a Fund may incur:


                                                              GLOBAL     HIGH YIELD   WORLDWIDE
                                                EMERGING      FIXED       & TOTAL        HIGH
                                                MARKETS       INCOME       RETURN       INCOME
SHAREHOLDER TRANSACTION EXPENSES               DEBT FUND       FUND         FUND         FUND
---------------------------------------------  ----------   ----------   ----------   ----------
Maximum Sales Load Imposed on Purchases (as a
 percentage of offering price)
    Class A..................................    4.75%(1)     4.75%(1)     4.75%(1)     4.75%(1)
    Class B..................................     None         None         None         None
    Class C..................................     None         None         None         None
Maximum Deferred Sales Load (as a percentage
 of the lesser of initial purchase price or
 current market value)
    Class A
      For Purchases up to $999,999...........     None         None         None         None
      For Purchases of $1,000,000 or more....    1.00%(2)     1.00%(2)     1.00%(2)     1.00%(2)
    Class B..................................    4.00%(3)     4.00%(3)     4.00%(3)     4.00%(3)
    Class C..................................    1.00%(4)     1.00%(4)     1.00%(4)     1.00%(4)
Maximum Sales Load Imposed on Reinvested
 Dividends
    Class A..................................     None         None         None         None
    Class B..................................     None         None         None         None
    Class C..................................     None         None         None         None
Redemption Fees
    Class A..................................     None         None         None         None
    Class B..................................     None         None         None         None
    Class C..................................     None         None         None         None
Exchange Fees
    Class A..................................     None         None         None         None
    Class B..................................     None         None         None         None
    Class C..................................     None         None         None         None


------------------

(1) Percentage shown is the maximum sales load. Certain large purchases may be subject to a reduced sales load. See "Purchase of Shares."


(2) Purchases of Class A shares of the Funds which, when combined with the net asset value of the purchaser's existing investments in Class A shares of the Participating Funds (as defined under "Purchase of Shares - Quantity Discounts"), aggregate to $1 million or more are not subject to an initial sales load (an "initial sales charge"). A contingent deferred sales charge ("CDSC") of 1.00% will be imposed, however, on shares from any such purchase that are redeemed within one year following such purchase. Certain other purchases are not subject to an initial sales charge. See "Purchase of Shares."

(3) Percentage shown is the maximum CDSC. Purchases of Class B shares of the Funds are subject to a maximum CDSC of 4.00% which decreases to 0.00% after five years. See "Purchase of Shares."

(4) Purchases of Class C shares of the Funds are subject to a CDSC of 1.00% for redemptions made within one year of purchase. See "Purchase of Shares."

          ANNUAL FUND OPERATING EXPENSES                                                 HIGH YIELD     WORLDWIDE
--------------------------------------------------      EMERGING                          & TOTAL          HIGH
                                                      MARKETS DEBT      GLOBAL FIXED       RETURN         INCOME
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)             FUND          INCOME FUND         FUND           FUND
                                                     ---------------    ------------     ----------     ----------
Investment Advisory Fee (after fee waiver) (5)
    Class A.......................................          1.25%           0.00%          0.11%          0.75%
    Class B.......................................          1.25%           0.00%          0.11%          0.75%
    Class C.......................................          1.25%           0.00%          0.11%          0.75%
12b-1 Distribution and Service Fees
    Class A (6)...................................          0.25%           0.25%          0.25%          0.25%
    Class B (6)...................................          1.00%           1.00%          1.00%          1.00%
    Class C (6)...................................          1.00%           1.00%          1.00%          1.00%
Other Expenses (after expense reimbursement) (5)
    Class A.......................................          0.55%           1.20%          0.89%          0.45%
    Class B.......................................          0.55%           1.20%          0.89%          0.45%
    Class C.......................................          0.55%           1.20%          0.89%          0.45%
Total Operating Expenses (after expense
 reimbursement and/or fee waiver) (5)
    Class A.......................................          2.05%           1.45%          1.25%          1.45%
    Class B.......................................          2.80%           2.20%          2.00%          2.20%
    Class C.......................................          2.80%           2.20%          2.00%          2.20%


------------------

(5) The Adviser has agreed to waive a portion of its advisory fees and/or to reimburse a portion of expenses of the Emerging Markets Debt, Global Fixed Income and High Yield & Total Return Funds, if necessary, if the total annual operating expenses of such Funds, as a percentage of average daily net assets, would exceed the percentages set forth in the table above. The following table sets forth for each of these Funds investment advisory fees and expected total operating expenses absent fee waivers and/or expense reimbursements.The Adviser in its discretion may terminate voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the examples below would be greater.



                                                              GLOBAL     HIGH YIELD
                                                EMERGING      FIXED       & TOTAL
                                                MARKETS       INCOME       RETURN
                                               DEBT FUND       FUND         FUND
                                               ----------   ----------   ----------
    Investment Advisory Fees
        All Classes..........................    1.25%        0.75%        0.75%
    Total Operating Expenses
        Class A..............................    2.05%        3.00%        1.89%
        Class B..............................    2.80%        3.75%        2.64%
        Class C..............................    2.80%        3.75%        2.64%



   With respect to the Worldwide High Income Fund, the Adviser has agreed to waive a portion of its advisory fees and/or reimburse a portion of the Fund's expenses if the total annual operating expenses would exceed 1.55%, 2.30% and 2.30% for Class A, Class B and Class C shares, respectively. For further information on Fund expenses, see "Management of the Company."



(6) Of the 12b-1 distribution and service fees for the Class A shares, 0.25% represents a shareholder services fee, and for the Class B shares and the Class C shares, 0.75% represents a distribution fee and 0.25% represents a shareholder services fee. See "Management of the Company--Distributor." Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").



    The purpose of the above table is to assist the investor in understanding the various expenses that an investor in the Funds will bear directly or indirectly. The expenses and fees for the Global Fixed Income, High Yield & Total Return and Worldwide High Income Funds are based on actual figures for the fiscal year ended June 30, 1998. The expenses and fees for the Emerging Markets Debt Fund are based on the advisory agreement, 12b-1 plan and estimates of other expenses because the Fund has not commenced investment operations as of June 30, 1998.

    The following examples illustrate the expenses that you would pay on a $1,000 investment, assuming a 5% annual rate of return, reinvestment of all dividends and distributions, and redemption at the end of each time period as indicated, in (i) Class A shares of each Fund, including the maximum 4.75% initial sales charge, (ii) Class B shares of each Fund, which have a CDSC, but no initial sales charge and (iii) Class C shares of each Fund, which have a CDSC, but no initial sales charge.



                                                                        GLOBAL     HIGH YIELD   WORLDWIDE
                                                          EMERGING      FIXED       & TOTAL        HIGH
                                                          MARKETS       INCOME       RETURN       INCOME
                                                         DEBT FUND       FUND         FUND         FUND
                                                         ----------   ----------   ----------   ----------
Class A shares
    1 Year.............................................  $   67(1)    $   62(1)    $   60(1)    $   62(1)
    3 Years............................................     109           91           85           92
    5 Years............................................      *           123          113          124
    10 Years...........................................      *           213          191          214
Class B shares
 (Assuming complete redemption at end of period)
    1 Year.............................................      68           62           60           62
    3 Years............................................     117           99           93           99
    5 Years............................................      *           133          123          133
    10 Years (2).......................................      *           234          213          237
 (Assuming no redemption)
    1 Year.............................................      28           22           20           22
    3 Years............................................      87           69           63           69
    5 Years............................................      *           118          108          118
    10 Years (2).......................................      *           234          213          237
Class C shares
 (Assuming complete redemption immediately prior
 to the end of period)
    1 Year.............................................      38           32           30           32
    3 Years............................................      87           69           63           69
    5 Years............................................      *           118          108          118
    10 Years...........................................      *           253          233          253
Class C shares
 (Assuming no redemption)
    1 Year.............................................      28           22           20           22
    3 Years............................................      87           69           63           69
    5 Years............................................      *           118          108          118
    10 Years...........................................      *           253          233          253


------------------
 * Because the Emerging Markets Debt Fund has not commenced investment operations as of the date of this Prospectus, the Fund has not projected expenses beyond the three-year period shown.


(1) The example reflects Class A shares sold subject to the maximum 4.75% initial sales charge. Certain large purchases may be subject to a reduced initial sales charge. Purchases of Class A shares of the Funds which, when combined with the value of the purchaser's existing investments in Class A shares of the Participating Funds, aggregate to $1 million or more are not subject to an initial sales charge but a CDSC of 1.00% will be imposed on such shares that are redeemed within one year following such purchase.


(2) The expenses shown reflect that Class B shares automatically convert to Class A shares after eight years.

    THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


    The following tables provide financial highlights for the Class A, Class B and Class C shares of the Global Fixed Income, High Yield & Total Return and Worldwide High Income Funds for each of the periods presented. The financial highlights are part of the Company's financial statements, which appear in the Company's June 30, 1998 Annual Report to Shareholders. The financial statements are incorporated into the Funds' Statement of Additional Information. The foregoing Funds' financial highlights for each of the periods presented have been audited by PricewaterhouseCoopers LLP, whose report thereon (which was unqualified) is also incorporated into the Statement of Additional Information. Additional performance information about the Company is contained in the Company's Annual Report and Semi-Annual Report. The Annual Report, Semi-Annual Report and the Statement of Additional Information are available at no cost from the Company at the address and telephone number noted on the cover page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto. Financial highlights are not presented for the Emerging Markets Debt Fund because it had not commenced investment operations as of the date of this Prospectus.

                              FINANCIAL HIGHLIGHTS
                            GLOBAL FIXED INCOME FUND


                                                                                                       CLASS B
                                                          CLASS A                            ---------------------------
                                 ---------------------------------------------------------                        AUGUST
                                                                                   JANUARY                            1,
                                    YEAR      YEAR      YEAR      YEAR      YEAR        4,      YEAR      YEAR     1995+
                                   ENDED     ENDED     ENDED     ENDED     ENDED     1993*     ENDED     ENDED        TO
                                    JUNE      JUNE      JUNE      JUNE      JUNE   TO JUNE      JUNE      JUNE      JUNE
SELECTED PER SHARE DATA AND          30,       30,       30,       30,       30,       30,       30,       30,       30,
  RATIOS                           1998#      1997      1996      1995      1994      1993     1998#      1997      1996
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                          $ 9.95   $  9.94   $ 10.23   $  9.53   $ 10.55   $ 10.00   $  9.91   $  9.91   $ 10.24
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income             0.39      0.44      0.53      0.56      0.52      0.25      0.32      0.41      0.64
  Net Realized and Unrealized
   Gain (Loss)                      0.13     (0.02)    (0.01)     0.50     (0.42)     0.55      0.13     (0.07)    (0.26)
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------
  Total From Investment
   Operations                       0.52      0.42      0.52      1.06      0.10      0.80      0.45      0.34      0.38
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------
DISTRIBUTIONS
  Net Investment Income            (0.39)    (0.35)    (0.79)    (0.36)    (0.50)    (0.25)    (0.33)    (0.29)    (0.69)
  In Excess of Net Investment
   Income                          (0.01)    (0.06)    (0.02)       --     (0.12)       --     (0.01)    (0.05)    (0.02)
  Net Realized Gain                (0.05)       --        --        --     (0.47)       --     (0.05)       --        --
  In Excess of Net Realized
   Gain                               --        --        --        --     (0.03)       --        --        --        --
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------
  Total Distributions              (0.45)    (0.41)    (0.81)    (0.36)    (1.12)    (0.25)    (0.39)    (0.34)    (0.71)
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD    $10.02   $  9.95   $  9.94   $ 10.23   $  9.53   $ 10.55   $  9.97   $  9.91   $  9.91
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------
TOTAL RETURN (1)                    5.36%     4.27%     5.20%    11.41%     0.41%     8.02%     4.65%     3.48%     3.76%
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)                        $ 4,413   $ 6,407   $ 7,432   $11,092   $10,369   $ 6,633   $ 1,425   $ 1,716   $ 1,440
Ratio of Expenses to Average
  Net Assets                        1.45%     1.45%     1.45%     1.45%     1.45%     1.45%**    2.20%    2.20%     2.20%**
Ratio of Net Investment Income
  to Average Net Assets             3.94%     4.40%     5.02%     5.84%     4.70%     5.00%**    3.21%    3.65%     3.38%**
Portfolio Turnover Rate               78%      170%      223%      169%      168%       55%       78%      170%      223%
------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation
  During the Period
  Per Share Benefit to Net
   Investment Income               $0.15   $  0.12   $  0.07   $  0.07   $  0.11   $  0.07   $  0.15   $  0.13   $  0.12
Ratios Before Expense
  Limitation:
  Expenses to Average Net
   Assets                           3.00%     2.57%     2.16%     2.22%     2.48%     2.88%**    3.75%    3.37%     3.57%**
  Net Investment Income to
   Average Net Assets               2.42%     3.25%     4.31%     5.07%     3.67%     3.57%**    1.65%    2.45%     2.01%**
------------------------------------------------------------------------------------------------------------------------


 * Commencement of operations

 ** Annualized

 + The Fund began offering Class B shares on August 1, 1995.

(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.


 # Net investment income and capital charges per share are based upon monthly average shares outstanding.

                         FINANCIAL HIGHLIGHTS CONTINUED
                            GLOBAL FIXED INCOME FUND


                                                          CLASS C
                                 ---------------------------------------------------------
                                                                                   JANUARY
                                    YEAR      YEAR      YEAR      YEAR      YEAR        4,
                                   ENDED     ENDED     ENDED     ENDED     ENDED     1993*
                                    JUNE      JUNE      JUNE      JUNE      JUNE   TO JUNE
SELECTED PER SHARE DATA AND          30,       30,       30,       30,       30,       30,
  RATIOS                           1998#      1997      1996      1995      1994      1993
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                         $  9.90   $  9.90   $ 10.20   $  9.54   $ 10.56   $ 10.00
                                 -------   -------   -------   -------   -------   -------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income             0.32      0.39      0.37      0.49      0.43      0.21
  Net Realized and Unrealized
   Gain (Loss)                      0.13     (0.05)     0.08      0.47     (0.40)     0.55
                                 -------   -------   -------   -------   -------   -------
  Total From Investment
   Operations                       0.45      0.34      0.45      0.96      0.03      0.76
                                 -------   -------   -------   -------   -------   -------
DISTRIBUTIONS
  Net Investment Income            (0.33)    (0.29)    (0.73)    (0.30)    (0.44)    (0.20)
  In Excess of Net Investment
   Income                          (0.01)    (0.05)    (0.02)       --     (0.11)       --
  Net Realized Gain                (0.05)       --        --        --     (0.47)       --
  In Excess of Net Realized
   Gain                               --        --        --        --     (0.03)       --
                                 -------   -------   -------   -------   -------   -------
  Total Distributions              (0.39)    (0.34)    (0.75)    (0.30)    (1.05)    (0.20)
                                 -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD   $  9.96   $  9.90   $  9.90   $ 10.20   $  9.54   $ 10.56
                                 -------   -------   -------   -------   -------   -------
                                 -------   -------   -------   -------   -------   -------
TOTAL RETURN (1)                    4.65%     3.48%     4.47%    10.24%    (0.25)%    7.61%
                                 -------   -------   -------   -------   -------   -------
                                 -------   -------   -------   -------   -------   -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)                        $ 1,888   $ 2,445   $ 2,844   $ 5,965   $ 5,407   $ 6,120
Ratio of Expenses to Average
  Net Assets                        2.20%     2.20%     2.20%     2.20%     2.20%     2.20%**
Ratio of Net Investment Income
  to Average Net Assets             3.21%     3.65%     4.35%     5.09%     3.95%     4.25%**
Portfolio Turnover Rate               78%      170%      223%      169%      168%       55%
------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
   Investment Income             $  0.15   $  0.12   $  0.06   $  0.08   $  0.12   $  0.07
Ratios Before Expense
  Limitation:
  Expenses to Average Net
   Assets                           3.75%     3.35%     2.87%     2.97%     3.29%     3.63%**
Net Investment Income to
  Average Net Assets                1.67%     2.48%     3.68%     4.32%     2.86%     2.82%**
------------------------------------------------------------------------------------------


 * Commencement of operations

 ** Annualized

 + The Fund began offering Class B shares on August 1, 1995.

(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.


 # Net investment income and capital charges per share are based upon monthly average shares outstanding.

                         FINANCIAL HIGHLIGHTS CONTINUED
                         HIGH YIELD & TOTAL RETURN FUND



                                          CLASS A                          CLASS B                            CLASS C
                                ----------------------------     ----------------------------     -------------------------------
                                    YEAR      YEAR    MAY 1,         YEAR      YEAR    MAY 1,         YEAR      YEAR       MAY 1,
                                   ENDED     ENDED  1996* TO        ENDED     ENDED  1996* TO        ENDED     ENDED     1996* TO
SELECTED PER SHARE DATA AND     JUNE 30,  JUNE 30,  JUNE 30,     JUNE 30,  JUNE 30,  JUNE 30,     JUNE 30,  JUNE 30,     JUNE 30,
RATIOS                             1998#      1997      1996        1998#      1997      1996        1998#      1997         1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                         $  12.86  $  11.92  $  12.00     $  12.86  $  11.93  $  12.00     $  12.86  $  11.93     $  12.00
                                --------  --------  --------     --------  --------  --------     --------  --------     --------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income             0.97      1.07      0.13         0.87      0.98      0.12         0.86      0.99         0.12
  Net Realized and Unrealized
   Gain (Loss)                      0.35      0.99     (0.09)        0.34      0.99     (0.09)        0.35      0.98        (0.09)
                                --------  --------  --------     --------  --------  --------     --------  --------     --------
  Total From Investment
   Operations                       1.32      2.06      0.04         1.21      1.97      0.03         1.21      1.97         0.03
                                --------  --------  --------     --------  --------  --------     --------  --------     --------
DISTRIBUTION:
  Net Investment Income            (0.97)    (1.07)    (0.12)       (0.89)    (0.99)    (0.10)       (0.89)    (0.99)       (0.10)
  Net Realized Gain                (0.55)    (0.05)       --        (0.55)    (0.05)       --        (0.55)    (0.05)          --
                                --------  --------  --------     --------  --------  --------     --------  --------     --------
  Total Distributions              (1.52)    (1.12)    (0.12)       (1.44)    (1.04)    (0.10)       (1.44)    (1.04)       (0.10)
                                --------  --------  --------     --------  --------  --------     --------  --------     --------
NET ASSET VALUE, END OF PERIOD  $  12.66  $  12.86  $  11.92     $  12.63  $  12.86  $  11.93     $  12.63  $  12.86     $  11.93
                                --------  --------  --------     --------  --------  --------     --------  --------     --------
                                --------  --------  --------     --------  --------  --------     --------  --------     --------
TOTAL RETURN (1)                   10.81%    18.12%     0.29%        9.86%    17.22%     0.21%        9.86%    17.21%        0.21%
                                --------  --------  --------     --------  --------  --------     --------  --------     --------
                                --------  --------  --------     --------  --------  --------     --------  --------     --------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000's)                        $  7,813  $  8,980  $  3,907     $ 18,420  $  8,617  $  3,421     $  8,145  $  4,970     $  3,316
Ratio of Expenses to Average
 Net Assets                         1.25%     1.25%     1.25%**      2.00%     2.00%     2.00%**      2.00%     2.00%        2.00%**
Ratio of Net Investment Income
 to Average Net Assets              7.42%     8.83%     6.85%**      6.70%     7.99%     6.08%**      6.63%     8.03%        6.07%**
Portfolio Turnover Rate               81%      104%       10%          81%      104%       10%          81%      104%          10%
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
   Investment Income            $   0.08  $   0.10  $   0.04     $   0.08  $   0.10  $   0.04     $   0.08  $   0.11     $   0.04
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets                           1.89%     2.04%     3.51%**      2.64%     2.82%     4.25%**      2.64%     2.88%        4.25%**
  Net Investment Income to
   Average Net Assets               6.78%     8.04%     4.59%**      6.04%     7.17%     3.83%**      6.01%     7.15%        3.82%**
---------------------------------------------------------------------------------------------------------------------------------


 * Commencement of operations
 ** Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

 # Net investment income and capital charges per share are based upon monthly average shares outstanding.

                         FINANCIAL HIGHLIGHTS CONTINUED
                           WORLDWIDE HIGH INCOME FUND

                                                                 CLASS A                                      CLASS B
                                  ----------------------------------------------------------------------    ------------
                                                                                               APRIL 21,
                                    YEAR ENDED      YEAR ENDED    YEAR ENDED    YEAR ENDED         1994*      YEAR ENDED
SELECTED PER SHARE DATA AND           JUNE 30,        JUNE 30,      JUNE 30,      JUNE 30,   TO JUNE 30,        JUNE 30,
RATIOS                                   1998#            1997          1996          1995          1994           1998#
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                           $      14.26    $      12.47  $      11.57  $      12.17  $      12.00    $      14.20
                                  ------------    ------------  ------------  ------------        ------    ------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income                   1.15            1.25          1.36          1.26          0.18            1.04
  Net Realized and Unrealized
   Gain (Loss)                           (0.67)           2.30          0.80         (0.52)         0.16           (0.65)
                                  ------------    ------------  ------------  ------------        ------    ------------
  Total From Investment
   Operations                             0.48            3.55          2.16          0.74          0.34            0.39
                                  ------------    ------------  ------------  ------------        ------    ------------
DISTRIBUTIONS
  Net Investment Income                  (1.09)          (1.25)        (1.26)        (1.22)        (0.17)          (1.00)
  Net Realized Gain                      (1.19)          (0.51)           --         (0.12)           --           (1.19)
                                  ------------    ------------  ------------  ------------        ------    ------------
  Total Distributions                    (2.28)          (1.76)        (1.26)        (1.34)        (0.17)          (2.19)
                                  ------------    ------------  ------------  ------------        ------    ------------
NET ASSET VALUE, END OF PERIOD    $      12.46    $      14.26  $      12.47  $      11.57  $      12.17    $      12.40
                                  ------------    ------------  ------------  ------------        ------    ------------
                                  ------------    ------------  ------------  ------------        ------    ------------
TOTAL RETURN (1)                          3.40%          30.29%        19.61%         6.87%         2.86%           2.63%
                                  ------------    ------------  ------------  ------------        ------    ------------
                                  ------------    ------------  ------------  ------------        ------    ------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000's)                          $     91,579    $     76,439  $     41,493  $     14,819  $      6,857    $    146,401
Ratio of Expenses to Average
 Net Assets                               1.45%           1.52%         1.55%         1.55%         1.55%**         2.20%
Ratio of Net Investment Income
 to Average Net Assets                    8.36%           9.73%        11.95%        11.53%         8.29%**         7.64%
Portfolio Turnover Rate                    156%            157%          220%          178%           19%            156%
------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
   Investment Income              $         --    $         --  $       0.02  $       0.05  $       0.02    $         --
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets                                   --              --          1.69%         1.97%         3.23%**           --
  Net Invesment Income to
   Average Net Assets                       --              --         11.81%        11.11%         6.61%**           --
------------------------------------------------------------------------------------------------------------------------


                                                 AUGUST 1,
                                  YEAR ENDED         1995+
SELECTED PER SHARE DATA AND         JUNE 30,   TO JUNE 30,
RATIOS                                  1997          1996
------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                         $      12.44  $      11.63
                                ------------  ------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income                 1.07          1.18
  Net Realized and Unrealized
   Gain (Loss)                          2.35          0.72
                                ------------  ------------
  Total From Investment
   Operations                           3.42          1.90
                                ------------  ------------
DISTRIBUTIONS
  Net Investment Income                (1.15)        (1.09)
  Net Realized Gain                    (0.51)           --
                                ------------  ------------
  Total Distributions                  (1.66)        (1.09)
                                ------------  ------------
NET ASSET VALUE, END OF PERIOD  $      14.20  $      12.44
                                ------------  ------------
                                ------------  ------------
TOTAL RETURN (1)                       29.14%        17.07%
                                ------------  ------------
                                ------------  ------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000's)                        $     78,340  $     26,174
Ratio of Expenses to Average
 Net Assets                             2.27%         2.30%**
Ratio of Net Investment Income
 to Average Net Assets                  8.86%        12.06%**
Portfolio Turnover Rate                  157%          220%
------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
   Investment Income            $         --  $       0.02
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets                                 --          2.47%**
  Net Invesment Income to
   Average Net Assets                     --         11.89%**
------------------------------


 * Commencement of operations
 ** Annualized
 + The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

 # Net investment income and capital charges per share are based upon monthly average shares outstanding.

                         FINANCIAL HIGHLIGHTS CONTINUED
                           WORLDWIDE HIGH INCOME FUND


                                                                CLASS C
                                  --------------------------------------------------------------------
                                                                                             APRIL 21,
                                    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED         1994*
SELECTED PER SHARE DATA AND           JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,   TO JUNE 30,
RATIOS                                   1998#          1997          1996          1995          1994
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                           $      14.21  $      12.45  $      11.58  $      12.16  $      12.00
                                  ------------  ------------  ------------  ------------        ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income                   1.04          1.16          1.30          1.17          0.17
  Net Realized and Unrealized
   Gain (Loss)                           (0.66)         2.26          0.77         (0.50)         0.15
                                  ------------  ------------  ------------  ------------        ------
  Total From Investment
   Operations                             0.38          3.42          2.07          0.67          0.32
                                  ------------  ------------  ------------  ------------        ------
DISTRIBUTIONS
  Net Investment Income                  (1.00)        (1.15)        (1.20)        (1.13)        (0.16)
  Net Realized Gain                      (1.19)        (0.51)           --         (0.12)           --
                                  ------------  ------------  ------------  ------------        ------
  Total Distributions                    (2.19)        (1.66)        (1.20)        (1.25)        (0.16)
                                  ------------  ------------  ------------  ------------        ------
NET ASSET VALUE, END OF PERIOD    $      12.40  $      14.21  $      12.45  $      11.58  $      12.16
                                  ------------  ------------  ------------  ------------        ------
                                  ------------  ------------  ------------  ------------        ------
TOTAL RETURN (1)                          2.55%        29.12%        18.71%         6.20%         2.62%
                                  ------------  ------------  ------------  ------------        ------
                                  ------------  ------------  ------------  ------------        ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000's)                          $     60,197  $     41,709  $     28,094  $     11,880  $      6,081
Ratio of Expenses to Average
 Net Assets                               2.20%         2.27%         2.30%         2.30%         2.30%**
Ratio of Net Investment Income
 to Average Net Assets                    7.62%         9.04%        11.40%        10.72%         7.54%**
Portfolio Turnover Rate                    156%          157%          220%          178%           19%
------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
   Investment Income              $         --  $         --  $       0.04  $       0.05  $       0.06
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets                                   --            --          2.44%         2.74%         4.00%**
  Net Invesment Income to
   Average Net Assets                       --            --         11.26%        10.28%         5.84%**
------------------------------------------------------------------------------------------------------


 * Commencement of operations
 ** Annualized
 + The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

 # Net investment income and capital charges per share are based upon monthly average shares outstanding.

                       INVESTMENT OBJECTIVES AND POLICIES


    The investment objective of each Fund is described below, together with the policies it employs in its efforts to achieve its objective. Each Fund's investment objective is a fundamental policy which may not be changed by the Fund without the approval of a majority of the Fund's outstanding voting securities. The investment policies described below are not fundamental policies and may be changed without shareholder approval. There can be no assurance that a Fund will attain its investment objective. For more information about certain investment practices of the Funds, see "Additional Investment Information" below and "Investment Objectives and Policies" in the Statement of Additional Information.


THE EMERGING MARKETS DEBT FUND


    The investment objective of the Fund is to seek high total return. In seeking to achieve this objective, the Fund will seek to invest at least 65% of its total assets in debt securities of government and government-related issuers located in emerging markets countries (including participations in loans between governments and financial institutions) and of entities organized to restructure outstanding debt of such issuers. In addition, the Fund may invest up to 35% of its total assets in debt securities of corporate issuers located in or organized under the laws of emerging markets countries. As used in this Prospectus, the term "emerging markets country" applies to any country which, in the opinion of the Adviser, is generally considered to be an emerging or developing country by the international financial community, which includes the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Government, government-related and restructured debt securities in emerging markets will consist of (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging markets countries (including participations in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging markets countries, and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.



    The Adviser intends to invest the Fund's assets in emerging markets country debt securities that provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. The Fund will focus its investments on those emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated. The Fund expects that its investments in emerging markets country debt securities will be made primarily in some or all of the following emerging countries:



Algeria
Argentina
Brazil
Bulgaria
Chile
China mainland and
  Hong Kong
Colombia
Costa Rica
Czech Republic
Democratic Republic
  of Congo

Dominican Republic
Ecuador
Egypt
Greece
Hungary
India
Indonesia
Ivory Coast
Jamaica
Jordan
Malaysia
Mexico
Morocco
Nicaragua
Nigeria
Pakistan
Panama
Paraguay
Peru
Philippines
Poland
Portugal
Russia
Slovakia
South Africa
Thailand
Trinidad & Tobago
Tunisia
Turkey
Uruguay
Venezuela


    In selecting emerging markets country debt securities for investment by the Fund, the Adviser will apply a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. Currently, investing in many emerging markets country securities is not feasible or may involve unacceptable political risks. As opportunities to invest in debt securities in other countries develop, the Fund expects to expand and further diversify the emerging markets countries in which it invests. While the Fund generally is not restricted in the portion of its assets which may be invested in a single country or region, it is anticipated that, under normal conditions, the Fund's assets will be invested in issuers in at least three countries.



    Emerging markets country debt securities held by the Fund will take the form of bonds, notes, bills, debentures, convertible securities, warrants, bank debt obligations, short-term paper, mortgage and other asset-backed securities, loans, loan participations, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging markets country issuers. U.S. Dollar-denominated emerging markets country debt securities held by the Fund will generally be listed but not traded on a securities exchange, and non-U.S. Dollar-denominated securities held by the Fund may or may not be listed or traded on a securities exchange. The Fund will be subject to no restrictions on the maturities of the emerging markets country debt securities it holds; those maturities may range from overnight to 30 years. Investments in emerging markets country debt securities entail special investment risks.


    The Fund is not restricted in the portion of its assets which may be invested in securities denominated in a particular currency and a substantial portion of the Fund's assets may be invested in non-U.S. Dollar-denominated securities. The portion of the Fund's assets invested in securities denominated in currencies other than the U.S. Dollar will vary depending on market conditions. Although the Fund is permitted to engage in a wide variety of investment practices designed to hedge against currency exchange rate risks with respect to its holdings of non-U.S. Dollar-denominated debt securities, the Fund may be limited in its ability to hedge against these risks.


    Emerging markets country debt securities in which the Fund may invest will be subject to high risk and will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. The Fund's investments are expected to be rated in the lower and lowest rating categories of internationally recognized credit rating organizations or are expected to be unrated securities of comparable quality. These types of debt obligations are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with their terms and generally involve a greater risk of default and of volatility in price than securities in higher rating categories. See "Additional Investment Information -- Lower Rated and Unrated Debt Securities." The Fund's investments in government, government-related and restructured debt instruments are subject to special risks, including the issuer's inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. The Fund may have limited recourse in the event of default on such debt instruments.


    The Fund is authorized to borrow up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, for investment purposes to increase the opportunity for greater return and for payment of dividends. Such borrowings would constitute leverage, which is a speculative characteristic. See "Additional Investment Information -- Borrowing and Other Forms of Leverage." The Fund may also enter into reverse repurchase agreements.

    The Fund may invest in derivatives, when-issued and delayed delivery securities and non-publicly traded securities, including private placements and restricted securities. The Fund may also invest in zero coupon, pay-in-kind or deferred payment securities and in securities that may be collateralized by zero coupon securities (such as Brady Bonds).


    For temporary defensive purposes, the Fund may invest a portion or all of its assets in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality or hold cash.


    For further information about the foregoing and certain additional investment practices of the Fund, see "Additional Investment Information" below.

THE GLOBAL FIXED INCOME FUND


    The investment objective of the Global Fixed Income Fund is to produce an attractive real rate of return while preserving capital by investing in fixed income securities of issuers located throughout the world, including U.S. issuers. The Fund will, under normal market conditions, invest at least 65% of the value of its total assets in fixed income securities of issuers in at least three different countries. The Fund seeks to achieve its objective by investing in United States government securities, foreign government securities, securities of supranational entities, Eurobonds, corporate bonds and structured investments with fixed income characteristics, with varying maturities denominated in various currencies. In selecting portfolio securities, the Adviser evaluates the currency, market, and individual features of the securities being considered for investment.



    The Adviser seeks to minimize investment risk by investing in a high quality portfolio of debt securities, the majority of which will be rated in one of the two highest rating categories by a nationally recognized statistical rating organization (an "NRSRO") or, if unrated, will be of comparable quality as determined by the Adviser under the supervision of the Board of Directors. U.S. Government securities in which the Global Fixed Income Fund may invest include obligations issued or guaranteed by the U.S. Government, such as U.S. Treasury securities, as well as those backed by the full faith and credit of the United States, such as obligations of the Government National Mortgage Association and The Export-Import Bank. The Fund may also invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities where the Fund must look principally to the issuing or guaranteeing agency for ultimate repayment. The Fund may invest in obligations issued or guaranteed by foreign governments and their political subdivisions, authorities, agencies or instrumentalities, and by supranational entities (such as the World Bank, The European Economic Community, The Asian Development Bank and the European Coal and Steel Community). Investment in foreign government securities will be limited to those of developed nations which the Adviser believes to pose limited credit risk. These countries currently include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and The United Kingdom. Corporate and supranational obligations in which the Fund will invest will be limited to those rated "A" or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Group ("S&P") or IBCA Ltd., or if unrated, of comparable quality as determined by the Adviser under the supervision of the Board of Directors.



    The Adviser's approach to multi-currency, fixed-income management is strategic and value-based and designed to produce an attractive real rate of return. The Adviser's assessment of the bond markets and currencies is based on an analysis of real interest rates. Current nominal yields of securities are adjusted for inflation prevailing in each currency sector using an analysis of past and projected inflation rates. The Fund's aim is to invest in bond markets which offer the most attractive real returns relative to inflation.



    Under normal circumstances, the Global Fixed Income Fund will have a neutral investment position in medium-term securities (i.e., those with a remaining maturity of between three and seven years) and will respond to changing interest rate levels by shortening or lengthening portfolio maturity through investment in longer- or shorter-term instruments. For example, the Fund will respond to high levels of real interest rates through a lengthening in portfolio maturity. Current and historical yield spreads among the three main market segments -- the Government, Foreign and Euro markets -- guide the Adviser's selection of markets and particular securities within those markets. The analysis of currencies is made independent of the analysis of markets. Value in foreign exchange is determined by relative purchasing power parity of a given currency. The Fund seeks to invest in currencies currently undervalued based on purchasing power parity. The Adviser analyzes current account and capital account performance and real interest rates to adjust for shorter-term currency flows.


    The Global Fixed Income Fund may invest in non-publicly traded securities, private placements and restricted securities. The Global Fixed Income Fund will occasionally enter into forward foreign currency exchange contracts. These are used to hedge foreign currency exchange exposures when required.

    For temporary defensive purposes, the Global Fixed Income Fund may invest a portion or all of its assets in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality or hold cash.


    For further information about the foregoing and certain additional investment practices of the Global Fixed Income Fund, see "Additional Investment Information" below.


THE HIGH YIELD & TOTAL RETURN FUND



    The Fund seeks to maximize total return by investing in a diversified portfolio of high yield, high risk income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the NRSROs. The Fund normally invests between 80% and 100% of its total assets in these higher yielding, high risk securities (commonly referred to as "high yield bonds" or "junk bonds") which generally entail increased credit and market risk. To mitigate these risks the Fund will diversify its holdings by issuer, industry and credit quality, but investors should carefully review the section below entitled "Additional Investment Information -- Lower Rated and Unrated Debt Securities."



    Appendix A to this Prospectus sets forth a description of the corporate bond rating categories of Moody's and S&P. Corporate bonds rated below Baa by Moody's or BBB by S&P are considered speculative. Securities in the lowest rating categories may have predominantly speculative characteristics or may be in default. Ratings of S&P and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, although the Adviser will consider ratings, it will perform its own analysis and will not rely principally on ratings. The Adviser will consider, among other things, the price of the security, and the financial history and condition, the prospects and the management of an issuer in selecting securities for the Fund. The Fund may buy unrated securities that the Adviser believes are comparable to rated securities and are consistent with the Fund's objective and policies. The Adviser may vary the average maturity of the securities in the Fund without limit and there is no restriction on the maturity of any individual security.



    The table below provides a summary of the Fund's assets invested in rated securities with the ratings assigned by S&P and in unrated securities determined by the Adviser to be of comparable quality. These figures are dollar-weighted averages of month-end portfolio holdings during the period ended June 30, 1998, and are presented as a percentage of net assets. These percentages are historical and are not necessarily indicative of the quality of current or future portfolio holdings, which may vary.



                                                                                  UNRATED
                                                                                 SECURITIES
                                                                                     OF
                                                                   RATED         COMPARABLE
                                                                 SECURITIES      QUALITY AS
                                                                    AS A             A
                                                                 PERCENTAGE      PERCENTAGE
DEBT SECURITIES RATINGS                                              OF              OF
(STANDARD & POOR'S)                                              NET ASSETS      NET ASSETS
------------------------------------------------------------     ----------      ----------
AA..........................................................
BBB.........................................................
BB..........................................................
B...........................................................
CCC.........................................................
CC..........................................................
C...........................................................
D...........................................................
Not Rated...................................................



    The High Yield & Total Return Fund may acquire fixed income securities of both U.S. and foreign issuers, including debt obligations (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. Government, any foreign government with which the United States maintains relations or any of their respective political subdivisions, agencies or instrumentalities) and preferred stock. The Fund may not invest more than 5% of its total assets at time of acquisition in either (1) equipment lease certificates, equipment trust certificates and conditional sales contracts or
(2) limited partnership interests. The Fund may neither invest more than 20% of its total assets in foreign securities nor invest more than 5% of its total assets in foreign governmental issuers in any one country. The Fund's fixed income securities may have equity features, such as conversion rights or warrants, and the Fund may invest up to 10% of its total assets in equity securities other than preferred stock (common stocks, warrants and rights and limited partnership interests). The Fund may invest up to 20% of its total assets in fixed income securities that are investment grade (i.e., rated in one of the top four categories by an NRSRO or determined to be of comparable quality) and have maturities of one year or less. For temporary defensive purposes, the Fund may invest a portion or all of its assets in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality or hold cash. The Fund may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends. Such securities may be rated C by Moody's or D by S&P or may be unrated but determined to be of comparable quality by the Adviser. The total value, at time of purchase, of the sum of all such securities will not exceed 10% of the value of the Fund's total assets. Securities that are rated above C by Moody's or above D by S&P (or are unrated but determined to be of comparable quality by the Adviser) when purchased by the Fund that are later downgraded may continue to be held by the Fund at the discretion of the Adviser.


    The Fund may also invest in zero coupon, pay-in-kind or deferred payment securities.

    For further information about the foregoing and certain additional investment practices of the Fund, see "Additional Investment Information" below.

THE WORLDWIDE HIGH INCOME FUND


    The investment objective of the Worldwide High Income Fund is high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world. The Fund seeks to achieve its investment objective by allocating its assets among any or all of three investment sectors: U.S. corporate lower rated and unrated debt securities, emerging markets country debt securities and global fixed income securities offering high real yields. The types of securities in each of these investment sectors in which the Fund may invest are described below. In selecting U.S. corporate lower rated and unrated debt securities for the Fund's portfolio, the Adviser will consider, among other things, the price of the security, and the financial history, condition, prospects and management of an issuer. The Adviser intends to invest a portion of the Fund's assets in emerging markets country debt securities that provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. In addition, the Adviser will attempt to invest a portion of the Fund's assets in fixed income securities of issuers in global fixed income markets displaying high real (inflation adjusted) yields. Under normal conditions, the Fund invests between 80% and 100% of its total assets in some or all of three categories of higher yielding securities, some of which may entail increased credit and market risk. Some or all of such higher yielding securities will be lower rated or unrated debt securities commonly known as "junk bonds."



    The Adviser's approach to multi-currency fixed-income management is strategic and value-based and designed to produce an attractive real rate of return. The Adviser's assessment of the bond markets and currencies is based on an analysis of real interest rates. Current nominal yields of securities are adjusted for inflation prevailing in each currency sector using an analysis of past and projected inflation rates. The Fund's aim is to invest in bond markets which offer the most attractive real returns relative to inflation.



    Under normal market conditions, substantially all of the Worldwide High Income Fund's investments may be in "junk bonds." Emerging markets country debt securities in which the Fund may invest will be subject to high risk and will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. The Fund's investments in U.S. corporate lower rated and unrated debt securities and emerging markets country debt securities are expected to be rated in the lower and lowest rating categories of internationally recognized credit rating organizations or to be unrated securities of comparable quality. To mitigate the risks associated with investments in such lower rated securities, the Fund will diversify its holdings by market, issuer, industry and credit quality. For a discussion of the risks associated with junk bonds, see "The High Yield & Total Return Fund" above. Investors should also carefully review the section below entitled "Additional Investment Information -- Risk Factors Relating to Investing in Lower Rated Debt Securities."



    The table below provides a summary of the Fund's assets invested in securities with the ratings assigned by S&P and in unrated securities determined by the Adviser to be of comparable quality. These figures are dollar-weighted averages of month-end portfolio holdings during the period ended June 30, 1998, and are presented as a percentage of net assets. These percentages are historical and are not necessarily indicative of the quality of current or future portfolio holdings, which may vary.



                                                                                  UNRATED
                                                                                 SECURITIES
                                                                                     OF
                                                                   RATED         COMPARABLE
                                                                 SECURITIES      QUALITY AS
                                                                    AS A             A
                                                                 PERCENTAGE      PERCENTAGE
DEBT SECURITIES RATINGS                                              OF              OF
(STANDARD & POOR'S)                                              NET ASSETS      NET ASSETS
------------------------------------------------------------     ----------      ----------
A...........................................................
BBB.........................................................
BB..........................................................
B...........................................................
CCC.........................................................
CC..........................................................
C...........................................................
D...........................................................
Not Rated...................................................


    For a description of S&P ratings of fixed income securities, see Appendix A to this Prospectus.

    The Worldwide High Income Fund may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends, provided that the total value, at the time of purchase, of all such securities will not exceed 10% of the value of the Fund's total assets. The Fund may have limited recourse in the event of default on such debt instruments. The Fund may invest in loans, assignments of loans and participation in loans. The Fund may also invest in depositary receipts issued by U.S. or foreign financial institutions.

    The Worldwide High Income Fund is not restricted in the portion of its assets which may be invested in securities denominated in a particular currency and a substantial portion of the Fund's assets may be invested in non-U.S. Dollar-denominated securities. The portion of the Fund's assets invested in securities denominated in currencies other than the U.S. Dollar will vary depending on market conditions. Although the Fund is permitted to engage in a wide variety of investment practices designed to hedge against currency exchange rate risks with respect to its holdings of non-U.S. Dollar-denominated debt securities, the Fund may be limited in its ability to hedge against these risks. The Fund may also engage in derivatives transactions.

    The Worldwide High Income Fund may invest in zero coupon, pay-in-kind or deferred payment securities, and in securities that may be collateralized by zero coupon securities (such as Brady Bonds). The Worldwide High Income Fund may invest in non-publicly traded securities, private placements and restricted securities.

    The Worldwide High Income Fund is authorized to borrow up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, for investment purposes to increase the opportunity for greater return and for payment of dividends. Such borrowings would constitute leverage, which is a speculative characteristic. See "Additional Investment Information -- Borrowing and Other Forms of Leverage." The Fund may also enter into reverse repurchase agreements.


    For temporary defensive purposes, the Worldwide High Income Fund may invest a portion or all of its assets in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality or hold cash.


    The Fund may acquire fixed income securities, including debt obligations and preferred stock. These fixed income securities may have equity features, such as conversion rights or warrants and the Fund may invest up to 10% of its total assets in equity securities other than preferred stock. The Fund may not invest more than 5% of its total assets at the time of acquisition in either of (1) equipment lease certificates, equipment trust certificates and conditional sales contracts or
(2) limited partnership interests. For a discussion of fixed income securities of U.S. issuers, see "The High Yield & Total Return Fund" above. A portion of the Worldwide High Income Fund's assets will be invested in emerging markets country debt securities. For a discussion of emerging markets country debt securities, see "The Emerging Markets Debt Fund" above. A portion of the Worldwide High Income Fund's assets will be invested in global fixed income securities. For a discussion of global fixed income securities, see "Global Fixed Income Fund" above.



    The average time to maturity of the Worldwide High Income Fund's securities will vary depending upon the Adviser's perception of market conditions. The Adviser invests primarily in medium-term securities (i.e., those with a remaining maturity of approximately five years) in a market neutral environment. When the Adviser believes that real yields are high, the Adviser lengthens the remaining maturities of securities held by the Fund and, conversely, when the Adviser believes real yields are low, it shortens the remaining maturities. Thus, the Fund is not subject to any restrictions on the maturities of the debt securities it holds, and the Adviser may vary the average maturity of the securities held in the Fund's portfolio without limit.


    For further information about the foregoing and certain additional investment practices of the Fund, including investment in derivative securities, see "Additional Investment Information" below.

                       ADDITIONAL INVESTMENT INFORMATION

BORROWING AND OTHER FORMS OF LEVERAGE


    The Global Fixed Income and High Yield & Total Return Funds may borrow up to 10% of their total assets as a temporary measure for extraordinary or emergency purposes. These Funds may not purchase additional securities when borrowings exceed 5% of total assets. The Worldwide High Income Fund may enter into reverse repurchase agreements in accordance with its investment objective and policies and may borrow amounts up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing. The Emerging Markets Debt Fund may borrow money (i) as a temporary measure for extraordinary or emergency purposes, and (ii) in connection with reverse repurchase agreements, provided that (i) and (ii) in combination do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings).



    Borrowings by the Emerging Markets Debt and Wideworld High Income Funds may result in leveraging. Leveraging will magnify declines as well as increases in the net asset value of a Fund's shares and in the yield on a Fund's investments. Although each Fund is authorized to borrow, it will do so only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. The extent to which each Fund may borrow will also depend upon the availability of credit. No assurance can be given that the Funds will be able to borrow on terms acceptable to the Funds and the Adviser. Borrowing by a Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Borrowing will create interest expenses for the Fund which can exceed the income from the assets obtained with the proceeds. To the extent the income derived from securities purchased with funds obtained through borrowing exceeds the interest and other expenses that the Fund will have to pay in connection with such borrowing, the Fund's net income will be greater than if the Fund did not borrow. Conversely, if the income from the assets obtained through borrowing is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if the Fund did not borrow, and therefore the amount available for distribution to shareholders will be reduced. Each Fund expects that its borrowing, for other than temporary purposes, will be made on a secured basis. The Funds' custodian will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, the Funds may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund's shareholders, and the terms of the Fund's borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of securities and instruments that the Fund would otherwise purchase.

DEPOSITARY RECEIPTS

    The Emerging Markets Debt and Worldwide High Income Funds may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts, to the extent that such depositary receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of depositary receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.


    Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipt. The depositary of an unsponsored depositary receipt is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored depositary receipt voting rights with respect to the deposited securities or pool of securities. Depositary receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Funds' investment policies, a Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    Each Fund may enter into forward foreign currency exchange contracts ("forward contracts"). Forward contracts provide for the purchase or sale of an amount of a specified foreign currency at a future date. Purposes for which such contracts may be used include protecting against a decline in a foreign currency against the U.S. Dollar between the trade date and settlement date when a Fund purchases or sells securities, locking in the U.S. Dollar value of dividends declared on securities held by the Fund and generally protecting the U.S. Dollar value of securities held by the Fund against exchange rate fluctuations. While such forward contracts may limit losses to a Fund as a result of exchange rate fluctuations, they will also limit any exchange rate gains that might otherwise have been realized.

FOREIGN INVESTMENT


    Each Fund may invest in securities of foreign issuers. Investment in securities of foreign issuers, especially in securities of issuers in emerging countries, involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing, and financial and other reporting standards and requirements comparable to those applicable to domestic companies. Therefore, disclosure of certain material information may not be made and less information may be available to investors investing in foreign countries than in the United States. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and subject to greater price volatility than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Funds by domestic companies. Additional risks include future adverse political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits, and the possible adoption of foreign governmental restrictions such as exchange controls. Also, it may be more difficult to obtain a judgment in a court outside the United States.



    The economies of individual emerging markets countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. Emerging markets countries may have less stable political environments than more developed countries. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.



    Investments in securities of foreign issuers are frequently denominated in foreign currencies, and a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies. Therefore, the value of a Fund's assets measured in U.S. Dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Each Fund will also incur certain costs in connection with conversions between various currencies.


INVESTMENT COMPANY SECURITIES


    Each Fund may invest in securities of another open-end or closed-end investment company, by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations or as may otherwise be permitted by the Investment Company Act of 1940, as amended (the "1940 Act").


    Some emerging countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging countries through investment funds which have been specifically authorized. The Emerging Markets Debt Fund, Global Fixed Income Fund and Worldwide High Income Fund may invest in these investment funds, including those advised by MSAM, subject to applicable provisions of the 1940 Act, and other applicable laws.


    If a Fund invests in such investment companies or investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment companies or investment funds.


LOANS OF PORTFOLIO SECURITIES


    Each Fund may lend its portfolio securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest. A Fund will not enter into securities loan transactions exceeding in the aggregate 33 1/3% of the market value of the Fund's total assets. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower of the portfolio securities fail financially.


LOAN PARTICIPATIONS AND ASSIGNMENTS


    The Emerging Markets Debt and Worldwide High Income Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). Such Funds' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of Participations, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy.

    When a Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

LOWER RATED AND UNRATED DEBT SECURITIES


    The Emerging Markets Debt, High Yield & Total Return and Worldwide High Income Funds may invest in lower rated or unrated debt securities, commonly referred to as "junk bonds." In addition, the emerging markets country debt securities in which such Funds may invest are subject to additional risks and will not be required to meet a minimum rating standard and may not be rated. Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The market values of fixed income securities tend to vary inversely with the level of interest rates. Yields and market values of lower rated and unrated debt securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Fluctuations in the value of a Fund's investments will be reflected in the Fund's net asset value per share. The Adviser considers both credit risk and market risk in making investment decisions for the Funds. Investors should carefully consider the relative risks of investing in lower rated and unrated debt securities and understand that such securities are not generally meant for short-term investing.



    Adverse economic developments may disrupt the market for U.S. corporate lower rated and unrated debt securities and for international and emerging markets country debt securities. Such disruptions may severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for lower rated and unrated debt securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.


    Prices for lower rated and unrated debt securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund's net asset value and investment practices, the secondary market for lower rated and unrated debt securities, the financial condition of issuers of such securities and the value of outstanding lower rated and unrated debt securities. For example, U.S. federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in lower rated and unrated debt securities and limiting the deductibility of interest by certain corporate issuers of lower rated and unrated debt securities adversely affected the market in recent years.

    Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated; instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer. In addition, there may be limited trading markets for debt securities of issuers located in emerging markets countries.


    Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of lower rated and unrated debt securities.

MONEY MARKET INSTRUMENTS


    Each Fund is permitted to invest in money market instruments pending other investment, prior to settlement of portfolio transactions, for liquidity and for temporary defensive purposes. The money market investments permitted for the Funds include obligations of the U.S. Government, its agencies and instrumentalities, obligations of foreign sovereignties, other debt securities, including high-grade commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit).


NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES


    Each Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration. No Fund may invest more than 15% of its net assets in illiquid securities, which generally include securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended, (the "1933 Act"); however, securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by, and subject to the supervision of, the Board of Directors are not subject to the limitation on illiquid securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in the security and the number of potential purchasers in the market for the security. To the extent that qualified institutional buyers become uninterested in buying 144A Securities, such securities in a Fund's portfolio could increase the Fund's level of illiquidity. Notwithstanding the foregoing, neither the Global Fixed Income Fund nor the Worldwide High Income Fund may invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Notwithstanding the foregoing, the High Yield & Total Return Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale except that it may invest up to 20% of its total assets in 144A Securities.


REPURCHASE AGREEMENTS


    Each Fund may enter into repurchase agreements with brokers, dealers, banks or other financial institutions that meet the credit guidelines set by the Company's Board of Directors. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term for these agreements is usually from overnight to one week and never exceeds one year. A repurchase agreement may be viewed as a fully collateralized loan of money by a Fund to the seller. The Funds always receive securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, a Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited. Repurchase agreements with durations (or maturities) over seven days in length are considered to be illiquid securities.

REVERSE REPURCHASE AGREEMENTS


    The Emerging Markets Debt and Worldwide High Income Funds may enter into reverse repurchase agreements with brokers, dealers, banks or other financial institutions that meet the credit guidelines set by the Company's Board of Directors. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by a Fund. A Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. A Fund will maintain with an appropriate custodian a separate account with a segregated portfolio of cash or liquid assets in an amount at least equal to its purchase obligations under these agreements (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect a Fund's net asset value. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision.


SHORT SALES

    The Emerging Markets Debt and Worldwide High Income Funds may from time to time sell securities short without limitation. A short sale is a transaction in which a Fund sells securities it owns or has the right to acquire at no added cost (i.e., "against the box") or it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When a Fund makes a short sale of borrowed securities, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, a Fund will need to arrange through a broker to borrow the securities and, in so doing, the Fund will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Funds may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.


    Each Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or liquid assets. In addition, each Fund will place in a segregated account with an appropriate custodian an amount of cash or liquid assets equal to the difference, if any, between (1) the market value of the securities sold, and (2) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    Each Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment, and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. It is a current policy of each of the Funds, other than the Emerging Markets Debt Fund, not to enter into when-issued commitments or delayed delivery securities exceeding, in the aggregate, 15% of the Fund's net assets other than the obligations created by these commitments.

ZERO COUPONS; PAY-IN-KIND; DEFERRED PAYMENT SECURITIES

    The Funds may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. A Fund accrues income with respect to these securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

DERIVATIVE INSTRUMENTS

    The Funds are permitted to invest in various derivative instruments for both hedging and non-hedging purposes. Derivative instruments include options, futures and options on futures, structured investments and structured notes, caps, floors, collars and swaps. Additionally, the Funds may invest in other derivative instruments that are developed over time if their use would be consistent with the objectives of the Funds. Each Fund, other than the Emerging Markets Debt Fund (as described below), will limit its use of the foregoing derivative instruments for non-hedging purposes to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivative instruments. In addition, no Fund, other than the Emerging Markets Debt Fund, will enter into futures contracts and options on futures contracts to the extent that the notional value of its outstanding obligations to purchase securities under such contracts would exceed 20% of its total assets. The Emerging Markets Debt Fund will limit its use of the foregoing derivative instruments to 50% of its total assets measured by the aggregate notional amount of outstanding derivative instruments, provided that no more than 33 1/3% of its total assets are invested, for non-hedging purposes, in derivatives other than futures and options on futures. The Funds' investments in forward foreign currency contracts and derivatives used for hedging purposes are not subject to the limits described above.


    The Funds may use derivative instruments under a number of different circumstances to further their investment objectives. The Funds may use derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives. For example, a Fund may purchase derivatives to quickly gain exposure to a market in response to changes in the Fund's investment strategy, or upon the inflow of investable cash or when the derivative provides greater liquidity than the underlying securities market. A Fund may also use derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. Derivatives may also be used by a Fund for hedging purposes and in other circumstances when a Fund's Adviser believes it advantageous to do so consistent with the Fund's investment objective. The Funds will not, however, use derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by a particular Fund's investment policies, and then only in a manner consistent with such policies.


    Some of the derivative instruments in which the Funds may invest and the risks related thereto are described in more detail below.


    CAPS, FLOORS AND COLLARS. The Funds may invest in caps, floors and collars, which are instruments analogous to options transactions described below. In particular, a cap is the right to receive the excess of a reference rate over a given rate and is analogous to a put option. A floor is the right to receive the excess of a given rate over a reference rate and is analogous to a call option. Finally, a collar is an instrument that combines a cap and a floor. That is, the buyer of a collar buys a cap and writes a floor, and the writer of a collar writes a cap and buys a floor. The risks associated with caps, floors and collars are similar to those associated with options. In addition, caps, floors and collars are subject to risk of default by the counterparty because they are privately negotiated instruments.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase and sell futures contracts and options on futures contracts, including, but not limited to, securities index futures, foreign currency exchange futures, interest rate futures and other financial futures. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, instrument or basket thereof, at a specific future date and at a specified price. An option on a futures contract is a legal contract that gives the holder the right to buy or sell a specified amount of futures contracts at a fixed or determinable price upon the exercise of the option.



    The Funds may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or purchase securities index futures in order to gain market exposure. Subject to applicable laws, the Funds may engage in transactions in securities index futures contracts (and options thereon) which are traded on a recognized securities or futures exchange, or may purchase or sell such instruments in the over-the-counter market. There currently are limited securities index futures and options on such futures in many countries, particularly emerging markets countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets.


    The Funds may engage in transactions involving foreign currency exchange futures contracts. Such contracts involve an obligation to purchase or sell a specific currency at a specified future date and at a specified price. The Funds may engage in such transactions to hedge their respective holdings and commitments against changes in the level of future currency rates or to adjust their exposure to a particular currency.

    The Funds may engage in transactions in interest rate futures transactions. Interest rate futures contracts involve an obligation to purchase or sell a specific debt security, instrument or basket thereof at a specified future date at a specified price. The value of the contract rises and falls inversely with changes in interest rates. The Funds may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates.

    Financial futures are futures contracts relating to financial instruments, such as U.S. Government securities, foreign currencies and certificates of deposit. Such contracts involve an obligation to purchase or sell a specific security, instrument or basket thereof at a specified future date at a specified price. Like interest rate futures contracts, the value of financial futures contracts rises and falls inversely with changes in interest rates. The Funds may engage in financial futures contracts for hedging and non-hedging purposes.

    Under rules adopted by the Commodity Futures Trading Commission, each Fund may enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Fund's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-hedging activities.


    Gains and losses on futures contracts and options thereon depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of investments held by a Fund and the prices of futures and options relating to investments purchased or sold by the Fund, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position. The risk that a Fund will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions for which there appears to be a liquid exchange or secondary market. The risk of loss in trading on futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing.



    OPTIONS TRANSACTIONS. The Funds may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to
(i) securities, instruments, indices or baskets thereof in which such Funds may invest and (ii) foreign currencies. Purchasing a put option gives a Fund the right to sell a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the option. Purchasing a call option gives a Fund the right to purchase a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the option.

    Each Fund also may write (i.e., sell) put and call options on investments held in its portfolio, as well as with respect to a foreign currency. A Fund that has written an option receives a premium, which increases the Fund's return on the underlying security or instrument in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Fund will limit its opportunity to profit from an increase in the market value of the underlying security or instrument above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. The Funds may only write options that are "covered." A covered call option means that so long as the Fund is obligated as the writer of the option, it will earmark or segregate sufficient liquid assets to cover its obligations under the option or own (i) the underlying security or instrument subject to the option,
(ii) securities or instruments convertible or exchangeable without the payment of any consideration into the security or instrument subject to the option, or
(iii) a call option on the same underlying security with a strike price no higher than the price at which the underlying instrument was sold pursuant to a short option position.

    By writing (or selling) a put option, a Fund incurs an obligation to buy the security or instrument underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election. The Funds may also write options that may be exercisable by the purchaser only on a specific date. A Fund that has written a put option will earmark or segregate sufficient liquid assets to cover its obligations under the option or will own a put option on the same underlying security with an equal or higher strike price.


    The Funds may engage in transactions in options which are traded on recognized exchanges or over-the-counter. There currently are limited options markets in many countries, particularly emerging markets countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of such option markets. The primary risks associated with the use of options are (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Fund and the prices of options relating to such investments; and (ii) possible lack of a liquid secondary market for an option.



    STRUCTURED INVESTMENTS. The Emerging Markets Debt and Worldwide High Income Funds may invest a portion of their assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which each Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Each Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities.



    STRUCTURED NOTES. Structured Notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Funds may use structured notes to tailor their investments to the specific risks and returns the Adviser is willing to accept while avoiding or reducing certain other risks.



    SWAPS -- SWAP CONTRACTS. Swaps and Swap Contracts are derivatives in the form of a contract or other similar instrument in which two parties agree to exchange the returns generated by a security, instrument, basket thereof or index for the returns generated by another security, instrument, basket thereof or index. The payment streams are calculated by reference to a specific security, instrument, basket thereof or index and an agreed upon notional amount. The relevant indices include but are not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Funds may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

    A Fund will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two returns. A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. A Fund will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Company's Board of Directors.


    Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swaps market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swaps market has become relatively liquid. Swaps that include caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than "traditional" swaps.



    The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Funds would be less favorable than it would have been if this investment technique were not used.



YEAR 2000 RISKS



    Like other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem". The Adviser is taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and obtain reasonable assurances that comparable steps are being taken by the Funds' other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact upon the Funds. In addition, the Year 2000 Problem may adversely affect the issuers of securities in which the Funds may invest which, in turn, may adversely affect the net asset value of the Funds.


                             INVESTMENT LIMITATIONS


    The High Yield & Total Return Fund is a diversified investment company under the 1940 Act, and therefore, with respect to 75% of its total assets: (a) such Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities and (b) such Fund may not own more than 10% of the outstanding voting securities of any one issuer. The Emerging Markets Debt, Global Fixed Income and Worldwide High Income Funds are non-diversified investment companies under the 1940 Act, which means that each such Fund is not limited by the 1940 Act in the proportion of its total assets that may be invested in the obligations of a single issuer. Thus, the Emerging Markets Debt, Global Fixed Income and Worldwide High Income Funds may invest a greater proportion of their total assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risks resulting from such practices than a portfolio which is diversified. The Emerging Markets Debt, Global Fixed Income and Worldwide High Income Funds, however, intend to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.



    Each Fund also operates under certain investment restrictions that are deemed fundamental policies and may be changed only with the approval of the holders of a majority of the Fund's outstanding shares. See "Investment Limitations" in the Statement of Additional Information. In addition, each Fund operates under certain non-fundamental investment limitations as described in the Statement of Additional Information.


                           MANAGEMENT OF THE COMPANY


    INVESTMENT ADVISER. Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser") and administrator (the "Administrator") of the Funds. The Adviser provides investment advice and portfolio management services pursuant to an advisory agreement (the "Advisory Agreement") and subject to the supervision of the Company's Board of Directors, makes the Funds' investment decisions, arranges for the execution of portfolio transactions and generally manages the Funds' investments. The Advisory Agreement also provides that the Adviser may appoint sub-advisers to perform these portfolio management responsibilities. See "Investment Sub-Adviser" below. The Adviser is entitled to receive an aggregate advisory fee computed daily and paid monthly at the following annual rates for each Fund:



Emerging Markets Debt Fund............................................       1.25%
Global Fixed Income Fund..............................................       0.75%
High Yield & Total Return Fund........................................       0.75%
Worldwide High Income Fund............................................       0.75%



    The Adviser reserves the right in its sole discretion from time to time to waive all or a portion of its management fee or to reimburse the Funds for all or a portion of the Funds' other expenses.



    The Adviser is a wholly-owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $65 billion under management or supervision. Van Kampen's more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. The Distributor of the Company and the sponsor of the funds mentioned above is also a wholly-owned subsidiary of Van Kampen. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



    Van Kampen is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking, stock brokerage and research services; asset management; trading of futures, options, foreign exchange commodities and swaps (including foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending; and credit services.


    INVESTMENT SUB-ADVISER. Morgan Stanley Asset Management Inc. ("MSAM," or the "Sub-Adviser") is the investment sub-adviser of the Funds. The Sub-Adviser provides investment advice and portfolio management services pursuant to an investment sub-advisory agreement and, subject to the supervision of the Adviser and the Company's Board of Directors, makes the Funds' investment decisions, arranges for the execution of portfolio transactions and generally manages the Funds' investments.

    The Sub-Adviser is entitled to receive sub-advisory fees computed daily and paid monthly. If the average daily net assets of a Fund during the monthly period are less than or equal to $500 million, the Adviser shall pay MSAM one-half of the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period. If a Fund's average daily net assets for the monthly period are greater than $500 million, the Adviser shall pay MSAM a fee for such monthly period equal to the greater of (a) one-half of what the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period would have been had the Fund's average daily net assets during such period been equal to $500 million, or (b) forty-five percent of the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period.


    MSAM, with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad. At June 30, 1998, MSAM had together with its affiliated institutional investment management companies, assets under management (including assets under fiduciary advisory control) totaling approximately $169 billion.


    PORTFOLIO MANAGERS -- The following individuals have primary portfolio management responsibility for the Funds noted below:


    EMERGING MARKETS DEBT FUND -- PAUL GHAFFARI. Paul Ghaffari is a Managing Director of Morgan Stanley & Co. Incorporated ("Morgan Stanley") and the Sub-Adviser. He joined the Sub-Adviser in June 1993 as a Vice President and Portfolio Manager for the Morgan Stanley Emerging Markets Debt Fund (a closed-end investment company). Prior to joining the Sub-Adviser, Mr. Ghaffari was a Vice President in the Fixed Income Division of the Emerging Markets Sales and Trading Department at Morgan Stanley. From 1983 to 1992, he worked in LDC Sales and Trading Department and the Mortgage-Backed Securities Department at J.P. Morgan & Co. Inc. and worked in the Treasury Department at the Morgan Guaranty Trust Co. He holds a B.A. in International Relations from Pomona College and an M.S. in Foreign Service from Georgetown University. Mr. Ghaffari will have primary responsibility for managing the Portfolio's assets upon the Fund's commencement of operations.



    GLOBAL FIXED INCOME FUND -- J. DAVID GERMANY, MICHAEL B. KUSHMA, PAUL F. O'BRIEN AND RAM WILLNER. J. David Germany shares primary responsibility for managing the Fund's assets. He joined the Sub-Adviser in 1996 and has been a portfolio manager with the Adviser's affiliate, Miller Anderson & Sherrerd, LLP ("MAS") since 1991. He assumed responsibility for the Global Fixed Income and International Fixed Income Portfolios of the MAS-advised MAS Funds, including the Fund, in 1993 and the MAS Funds' Multi-Asset-Class Portfolio in 1994. He holds an A.B. degree (Valedictorian) from Princeton University and a Ph.D. in Economics from the Massachusetts Institute of Technology. Michael B. Kushma, a Principal of Morgan Stanley and the Sub-Adviser, joined the firm in 1987. He shares primary responsibility for managing the Fund's assets. He was a member of Morgan Stanley's global fixed income strategy group in the fixed income division from 1987-1995 where he became the division's senior government bond strategist. He joined the Sub-Adviser in 1995 where he took responsibility for the global fixed income portfolios. Mr. Kushma has shared primary responsibility for managing the Fund's assets since 1995. Mr. Kushma received an A.B. in economics from Princeton University in 1979, an M. Sc. in economics from the London School of Economics in 1981 and an M.Phil. in economics from Columbia University in 1983. Paul F. O'Brien has shared primary responsibility for managing the Fund's assets since 1996. He joined the Sub-Adviser and MAS in 1996. He was head of European Economics from 1993 through 1995 for JP Morgan. He assumed responsibility for the MAS-advised MAS Funds' Global Fixed Income and International Fixed Income Portfolios in 1996. Mr. O'Brien holds a B.S. degree from the Massachusetts Institute of Technology and a Ph.D. in Economics from the University of Minnesota. Ram Willner, a Principal of Morgan Stanley, has been a portfolio manager with MAS since April 1, 1998. From 1994 to 1998 he was a Market Strategist/Risk Control Manager and Director of International Bond Research with Pacific Investment Management Company and from 1992 to 1994 he was a Senior Quantitative Analyst for Sanford C. Bernstein & Co. Prior to that he was a Vice President of Citibank, N.A. Mr. Willner holds a B.A. from Brandeis University, an M.S.I.A. from Carnegie-Mellon University and a D.B.A. from Harvard University. J. David Germany, Michael B. Kushma and Paul F. O'Brien have had primary responsibility for managing the Global Fixed Income Portfolio since September 1997. Ram Willner has shared primary responsibility for managing the Global Fixed Income Fund since April 1, 1998.



    HIGH YIELD & TOTAL RETURN FUND -- ROBERT ANGEVINE, THOMAS L. BENNETT AND STEPHEN F. ESSER. Robert Angevine is a Principal of Morgan Stanley and the Sub-Adviser and the portfolio manager for high yield investments. He has shared primary management responsibility for the Fund since it commenced operations. Mr. Angevine also manages high yield assets for one of the largest corporate pension funds in the country. His other experience includes international treasury operations at a major pharmaceutical company and commercial banking. Mr. Angevine received an M.B.A. from Fairleigh Dickinson University and a B.A. in Economics from Lafayette College. Thomas L. Bennett has shared responsibility for managing the Fund's assets since 1996. He joined the Sub-Adviser in 1996 and has been a portfolio manager with MAS since 1984. Mr. Bennett assumed responsibility for the MAS-advised MAS Funds' Fixed Income Portfolio in 1984, the Domestic Fixed Income Portfolio in 1987, the High Yield Portfolio in 1985, the Fixed Income Portfolio II in 1990, the Special Purpose Fixed Income and Balanced Portfolios in 1992 and the Multi-Asset-Class Portfolio in 1994. Mr. Bennett also is the Chairman of the MAS Funds and has a B.S. degree (Chemistry) and an M.B.A. from the University of Cincinnati. Stephen F. Esser shares primary responsibility for managing the Fund's assets. He joined the Sub-Adviser in 1996 and has been a portfolio manager with MAS since 1988. He assumed responsibility for the MAS-advised MAS Funds' High Yield Portfolio in 1989. Mr. Esser is a member of the New York Society of Security Analysts and has a B.S. degree (Summa Cum Laude; Phi Beta Kappa) from the University of Delaware. Mr. Esser has shared responsibility for managing the Fund's assets since 1996.


    WORLDWIDE HIGH INCOME FUND -- ROBERT ANGEVINE AND PAUL GHAFFARI. Information about Messrs. Angevine and Ghaffari is included under Emerging Markets Debt Fund and High Yield Fund, respectively, above. Messrs. Angevine and Ghaffari have shared primary management responsibility for the Fund since it commenced operations.

    ADMINISTRATOR. The Administrator provides the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services provided under the Administration Agreement are subject to the supervision of the officers and Board of Directors of the Company and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Company dividend disbursing and transfer agent services. For its services under the Administration Agreement, the Company pays the Administrator a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Fund.

    Under a sub-administration agreement between the Administrator and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, provides certain administrative services to the Company. The Administrator supervises and monitors such administrative services provided by CGFSC. The services provided under the sub-administration agreement are subject to the supervision of the Board of Directors of the Company. The Board of Directors of the Company has approved the provision of services described above pursuant to the sub-administration agreement as being in the best interests of the Company. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information on the Administration Agreement, see "Management of the Company" in the Statement of Additional Information.


    DIRECTORS AND OFFICERS. Pursuant to the Company's Articles of Incorporation, the Board of Directors decides upon matters of general policy and reviews the actions of the Adviser, Sub-Adviser, Administrator and Distributor. The officers of the Company conduct and supervise its daily business operations.



    DISTRIBUTOR. Van Kampen Funds Inc. (the "Distributor") serves as the distributor of the shares of the Company. Under its distribution agreement (the "Distribution Agreement") with the Company, the Distributor sells shares of the Company upon the terms and at the current offering price described in this Prospectus. The Distributor is not obligated to sell any specific number of shares of the Company.

    The Company currently offers Class A shares, Class B shares and Class C shares of the Funds. The Company may in the future offer one or more classes of shares for Funds that may have sales charges or other distribution charges or a combination thereof different from those of the classes currently offered.


    The Board of Directors of the Company has approved and adopted the Distribution Agreement for the Company and a Plan for each class of the Funds pursuant to Rule 12b-1 under the 1940 Act (each a "Plan" and together, the "Plans"). Under each Plan, the Distributor is entitled to receive from each Fund a distribution fee, which is accrued daily and paid no more frequently than monthly, at a maximum rate of up to 0.75% of the Class B shares and Class C shares of each Fund, on an annualized basis of the average daily net assets of such classes. The actual amount of such compensation is based upon the expenses incurred by the Distributor. With respect to Class B shares, the Distributor expects to utilize substantially all of its fee to reimburse itself for commissions paid to investment dealers, banks or financial services firms that provide distribution services ("Participating Dealers"). With respect to Class C shares, the Distributor expects to reallocate substantially all of its fee to such Participating Dealers. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares. Class A shares, Class B shares and Class C shares are subject to a service fee at an annual rate of 0.25% on an annualized basis of the average daily net assets of such class of shares of a Fund. In addition to such payments, the Adviser or its affiliates may pay certain expenses associated with activities which might be construed to be financing the sale of the Funds' shares including payments to third parties that provide assistance in the distribution effort (in addition to selling shares and providing shareholder services). Any payments by the Adviser or its affiliates will be made directly from their assets and will not be made from the assets of the Company or by the assessment of a charge on shares.



    The Plans obligate the Funds to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan. Thus, under each Plan, even if the Distributor's actual expenses exceed the fee payable to it thereunder at any given time, the Funds will not be obligated to pay more than that fee.


    Each Plan for a class of Company shares, under the terms of Rule 12b-1, will remain in effect only if approved at least annually by the Company's Board of Directors, including those directors who are not "interested persons" of the Company as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related thereto ("12b-1 Directors"). Each Plan may be terminated at any time by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the applicable class of the Fund. The fee set forth above will be paid by the appropriate class to the Distributor unless and until a Plan is terminated or not renewed. The Company intends to operate each Plan in accordance with its terms and the NASD Conduct Rules concerning sales charges.


    PAYMENTS TO FINANCIAL INSTITUTIONS. The Adviser or its affiliates may compensate certain financial institutions for the continued investment of their customers' assets in the Funds pursuant to the advice of such financial institutions. These payments will be made directly by the Adviser or its affiliates from their assets, and will not be made from the assets of the Company or by the assessment of a sales charge on shares. Such financial institutions may also perform certain shareholder or recordkeeping services that would otherwise be performed by Investor Services (defined below). The Adviser may elect to enter into a contract to pay the financial institutions for such services.


    EXPENSES. Each Fund is responsible for payment of certain other fees and expenses (including professional fees, custodial fees and printing and mailing costs) specified in the Administration and Distribution Agreements.

                               PURCHASE OF SHARES

GENERAL

    The Company offers three classes of shares to the public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "Participating Dealers."


    As of the date of this Prospectus, the Emerging Markets Debt Fund is not offering shares.


    Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. The $500 minimum may be waived by the Distributor for plans involving periodic investments. Shares of the Company may be sold in foreign countries where permissible. The Company and the Distributor reserve the right to refuse any order for the purchase of shares. The Company also reserves the right to suspend the sale of the Company's shares in response to conditions in the securities markets or for other reasons.


    Shares of the Funds available for sale may be purchased on any business day through Participating Dealers. Shares may also be purchased by completing the application accompanying this Prospectus and forwarding the application, through the Participating Dealer, to the Funds' shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly-owned subsidiary of Van Kampen. When purchasing shares of the Company, investors must specify the Fund and whether the purchase is for Class A shares, Class B shares or Class C shares.


    Shares are offered at the next determined net asset value per share, plus an initial or contingent deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. See "Valuation of Shares" for a further description of net asset value computations.


    Generally, the net asset values per share of the Class A shares, Class B shares and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by a Participating Dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by Participating Dealers after the close of the New York Stock Exchange (the "NYSE") are priced based on the net asset value per share calculated after the next day's close provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of Participating Dealers to transmit orders received by them to the Distributor so they will be received prior to such time.


    Each class of shares represents an interest in the same portfolio of investments, has the same rights and is identical in all respects, except that
(i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including higher distribution fees) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan to which its distribution fee or service fee is paid, (iii) certain shares are subject to a conversion feature, (iv) each class has different exchange privileges and (v) each class has different shareholder service options available. The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the higher distribution fees associated with such class of shares. Sales personnel of Participating Dealers distributing the Company's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.

    In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperments. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated distribution fees and contingent deferred sales charges on Class B shares prior to conversion or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Fund Expenses" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases shares at net asset value, as described herein under "Purchase of Shares--Class A Shares." For these reasons, it is presently the policy of the Distributor not to accept any order of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares as it ordinarily would be more beneficial for such an investor to purchase Class A shares.


    Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for most accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a contingent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares will be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A or Class B shares, rather than Class C shares.


    Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, prefer not to pay redemption charges and/or have a longer-term investment horizon. Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon and/ or desire a short contingent deferred sales charge schedule.



    The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any CDSC incurred upon redemption within five years or one year, respectively, of purchase. Investors should understand that the purpose and function of the CDSC and ongoing distribution fee with respect to Class B shares and Class C shares are the same as those of the initial sales charge with respect to Class A shares. See "Distribution Plans."


    The Distributor may from time to time implement programs under which a Participating Dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any Participating Dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the Participating Dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Company. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Company. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances, additional compensation or promotional incentives may be offered to Participating Dealers that have sold or may sell significant amounts of shares during specified periods of time. Such fees paid for such services and activities with respect to a Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. All of the foregoing payments are made by the Distributor out of its own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

CLASS A SHARES


    The public offering price of Class A shares is the next determined net asset value per share plus a sales charge, as set forth herein.

SALES CHARGE TABLE

                                                                     REALLOWED TO DEALERS
                                    AS % OF         AS % OF NET        (AS % OF OFFERING
SIZE OF INVESTMENT              OFFERING PRICE    AMOUNT INVESTED           PRICE)
------------------------------  ---------------  -----------------  -----------------------
Less than $100,000............          4.75              4.99                  4.25
$100,000 but less than
 $250,000.....................          3.75              3.90                  3.25
$250,000 but less than
 $500,000.....................          2.75              2.83                  2.25
$500,000 but less than
 $1,000,000...................          2.00              2.04                  1.75
$1,000,000 or more*...........         *                 *                     *

--------------
 * No initial sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Funds impose a contingent deferred sales charge of 1.00% in the event of certain redemptions within one year of the purchase. A commission will be paid to brokers, dealers or financial intermediaries who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the excess over $3 million. See "Purchase of Shares -- Purchase of Class B Shares" and "-- Purchase of Class C Shares" for additional information with respect to contingent deferred sales charges.

    In addition to the reallowances from the applicable public offering price described herein, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to Participating Dealers that sell shares of the Company. Participating Dealers which are reallowed all or substantially all of the sales charges may be deemed to be underwriters for purposes of the 1933 Act.

    The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Company for their clients a transaction fee up to the level of the reallowance allowable to Participating Dealers described herein. Such financial institutions, other industry professionals and Participating Dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Company. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

QUANTITY DISCOUNTS

    Investors purchasing Class A shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

    Investors or their Participating Dealers must notify the Company whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their Participating Dealer or the Distributor.

    A person eligible for a reduced sales charge includes an individual, their spouse and children under 21 years of age, and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.


    The phrase "Participating Funds," as used herein, refers to certain open-end investment companies advised by the Adviser or Van Kampen Asset Management Inc. ("Asset Management") and distributed by the Distributor as determined from time to time by the Company's Board of Directors.


    VOLUME DISCOUNTS. The size of investment shown in the preceding sales charge table applies to the total dollar amount being invested by any person in shares of a Fund or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

    CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

    LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the sales charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchased amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustments in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application form accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

    Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Company or the Distributor. The Company reserves the right to modify or terminate these arrangements at any time.

    UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Company permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Company at net asset value with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Company and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the Participating Dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their Participating Dealer or the Distributor.


    The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in a Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each participating investor in a computerized format fully compatible with Investor Services' processing system.


    As further requirements for obtaining these special benefits, the Company also requires that all dividends and other distributions by a Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Company will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Company reserves the right to modify or terminate this program at any time.


    NAV PURCHASE OPTIONS. Class A shares of a Fund may be purchased at net asset value per share without an initial sales charge, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund by:



  (1) Current or retired trustees/directors of funds advised by the Adviser or Asset Management and such persons' families and their beneficial accounts.

  (2) Current or retired directors, officers and employees of Morgan Stanley Group Inc. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.


  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.



  (4) Registered investments advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay Participating Dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.



  (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through national wirehouse alliance programs subject to certain minimum size and operational requirements. Directors and other fiduciaries should refer to the Statement of Additional Information for further detail with respect to such alliance programs.



  (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.



  (7) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.



  (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Section 403(b) and similar accounts for which Van Kampen Trust Company ("Van Kampen Trust") serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales up to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million



  (9) Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Funds or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Funds and other Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participant's account in connection with this privilege will be subject to a contingent deferred sales charge of one percent in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

    The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and a person's spouse's parents.


    Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described herein under "Distribution Plans" on purchases made as described in (3) through
(9) above.


    The Company may terminate, or amend the terms of, offering shares of the Funds at net asset value to the foregoing groups at any time.

PURCHASE OF CLASS B SHARES

    Class B shares of the Funds may be purchased at net asset value without an initial sales charge. However, a CDSC will be imposed on certain Class B shares redeemed within five years of purchase. The charge is assessed on an amount equal to the lesser of the then-current market value of the Class B shares redeemed or the total cost of such shares. Accordingly, the CDSC will not be applied to dollar amounts representing an increase in the net asset values above the initial purchase price of the shares being redeemed. In addition, no charge is assessed on redemptions of Class B shares derived from reinvestment of dividends or capital gains distributions.

    In determining whether the CDSC is applicable to a redemption, the calculation is made in the manner that results in the lowest possible rate. Therefore, it is assumed that the redemption is first of any Class B shares in the shareholder's account that represent reinvested dividends and/or distributions, and/or of Class B shares held longer than five years after purchase, and next of Class B shares held the longest during the initial five-year period after purchase. The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase of Class B shares until the redemption of such shares (the "holding period"). The following table sets forth the rates of the CDSC.

CONTINGENT DEFERRED SALES CHARGE

                                                              SALES CHARGE AS
                                                               PERCENTAGE OF
                                                                    THE
                                                               DOLLAR AMOUNT
YEAR SINCE PURCHASE                                              SUBJECT TO
PAYMENT WAS MADE                                                   CHARGE
------------------------------------------------------------  ----------------
First.......................................................       4.00%
Second......................................................       4.00%
Third.......................................................       3.00%
Fourth......................................................       2.50%
Fifth.......................................................       1.50%
Thereafter..................................................       None*

--------------
* As described more fully below, Class B shares automatically convert to Class A shares after the eighth year following purchase.

    Proceeds from any CDSC are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution-related services to the Company in connection with the sale of the Class B shares. The Distributor will make payments to the Participating Dealers that handle the purchases of such shares at a rate not in excess of 4.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers a portion of its distribution fee under the Rule 12b-1 Plan as described under "Management of the Company -- Distributor" above. Additionally, the Distributor may pay additional promotional incentives, in the form of cash or other compensation, to authorized dealers that sell Class B shares of the Funds. The combination of the CDSC and the distribution fee facilitates the ability of the Company to sell the Class B shares without a sales charge being deducted at the time of purchase.

    AUTOMATIC CONVERSION TO CLASS A SHARES. After the eighth year following purchase, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution fees. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. Under current tax law, the conversion is not a taxable event to the shareholder.


PURCHASE OF CLASS C SHARES


    Class C shares of the Funds may be purchased at the net asset value per share and such shares are subject to a CDSC at the rate of 1.00% of the lesser of the current market value of the shares redeemed or the total cost of such shares for shares that are redeemed within one year of purchase. The Distributor will generally make payments to the Participating Dealers that handle the purchases of such shares at the rate of up to 1.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers most of its distribution fee, with respect to such shares, under the Rule 12b-1 Plan for such class of shares, as described under "Management of the Company -- Distributor" above. In determining whether a CDSC is payable, and, if so, the amount of the fee or charge, it is assumed that shares not subject to such fee or charge are the first redeemed.


WAIVER OF CDSC.


    The CDSC will be waived on the redemption of Class B or Class C shares (i) following the death or initial determination of disability (as defined in the Code) of a shareholder; (ii) certain distributions from an IRA or other retirement plan; (iii) to the extent that shares redeemed have been withdrawn from a Systematic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the Withdrawal Plan is established; (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares; and (v) effected pursuant to the right of the Company to liquidate a shareholder's account as described under "Redemption of Shares." A shareholder, or their representative, must notify the Company's Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver. The shareholder is responsible for providing sufficient documentation to the Transfer Agent to verify the existence of such circumstances. For information on the imposition and waiver of the CDSC, contact Investor Services at 1-800-282-4404.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

    No initial sales charge or CDSC will be payable on the shares of the Funds or classes thereof purchased through the automatic reinvestment of dividends and distributions on shares of the Funds.

REINSTATEMENT PRIVILEGE OF EACH CLASS


    A shareholder who has redeemed Class A shares of a Participating Fund may reinvest up to the full amount received at net asset value per share at the time of the reinvestment in Class A shares of the Funds without payment of a sales charge. A shareholder who has redeemed Class B shares of a Participating Fund and paid a CDSC upon such redemption may reinvest up to the full amount received upon redemption in Class A shares of a Fund at net asset value per share with no initial sales charge. A Class C shareholder who has redeemed shares of a Participating Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of a Fund with credit given for any CDSC paid upon such redemption. The reinstatement privilege as to any specific Class A, Class B or Class C shares must be exercised within 180 days of the redemption. The Transfer Agent must receive from the shareholder or the shareholder's Participating Dealer both a written request for reinstatement and a check or wire which does not exceed the redemption proceeds. The written request must state that the reinvestment is made pursuant to this reinstatement privilege. If a loss is realized on the redemption of Class A shares, the reinvestment may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinstatement privilege may be terminated or modified at any time. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust for repayment of principal (and interest) on their borrowings on such plans. See the Statement of Additional Information for further discussion of waiver provisions.

                              SHAREHOLDER SERVICES

    The Company offers a number of shareholder services designed to facilitate investment in its shares at little or no extra costs to the investor. Below is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Company at any time.


    INVESTMENT ACCOUNT. Each shareholder has an investment account under which shares are held by Investor Services. Investor Services acts as transfer agent for the Company and performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder will receive statements at least quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to Investor Services.



    SHARE CERTIFICATES. Generally, the Company will not issue share certificates. However, upon written or telephone request to the Company, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Company. A shareholder will be required to surrender such certificates upon redemption or transfer thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Series Fund, Inc. c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.



    REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the applicable Fund. Such shares are acquired at net asset value (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, or in writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Dividends and Distributions."



    AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest pre-determined amounts in the Funds. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.



    DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus or by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, elect to have all dividends and other distributions paid on a class of shares of the Company invested into shares of the same class of any Participating Fund so long as a pre-existing account for such class of shares exists for such shareholder. Both accounts must also be of the same type, either non-retirement or retirement. Any two non-retirement accounts can be used. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual.



    If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected portfolio at its net asset value as of the payable date of the distribution only if shares of such selected portfolio have been registered for sale in the investor's state and are currently available for sale.

    RETIREMENT PLANS. Eligible investors may establish IRAs; SEP; pension and profit sharing plans; 401(k) plans; or Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.



    EXCHANGE PRIVILEGE. Shares of the Funds may be exchanged for shares of the same class of another Participating Fund based on the net asset value per share of each fund on the date of exchange, subject to certain limitations. Before effecting an exchange, shareholders in the Company should obtain and read a current prospectus of the Participating Funds into which the exchange is to be made. SHAREHOLDERS MAY ONLY EXCHANGE INTO SUCH OTHER PARTICIPATING FUNDS AS ARE LEGALLY AVAILABLE FOR SALE IN THEIR STATE AND ARE CURRENTLY AVAILABLE FOR SALE.


    To be eligible for exchange, shares of a Fund generally must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of a Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.


    Class A shares of a Participating Fund that generally imposes an initial sales charge are not subject to any sales charge upon exchange into another Participating Fund. Class A shares of a Participating Fund that does not impose an initial sales charge will be subject to the applicable sales charge of the Participating Fund being obtained in the exchange.



    No sales charge is imposed upon the exchange of a Class B share or a Class C share. The CDSC schedule, conversion schedule and holding period applicable to a Class B share or a Class C share acquired through the exchange privilege is determined by reference to the Participating Fund from which such share originally was purchased.


    Exchange of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.


    A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at
(800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. See "Redemption of Shares -- Telephone Transaction Procedures" for more information. The exchange will take place at the relative net asset value per share of the shares next determined after receipt of such request with adjustment for any additional sales charge. Any shares exchanged begin earning dividends on the next business day after the exchange is affected. If the exchanging shareholder does not have an account in the Participating Fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or dividend diversification options for the new account, an exchanging shareholder must file a specific written request. The Company reserves the right to reject any order to acquire its shares through exchange. In addition, the Company may restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


    SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. Investors whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the principal, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual or annual checks in any amount not less than $25.


    The CDSC on Class B and Class C shares is waived for withdrawals under the Systematic Withdrawal Plan of a maximum 1% per month, 3% per quarter, 6% semiannually or 12% annually, of the value of a shareholder's account at the time the Systematic Withdrawal Plan is commenced. Under this CDSC waiver policy, amounts withdrawn each period will be paid by redeeming first shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If shares subject to a CDSC must be redeemed, shares held for the longest period of time will be redeemed first and continuing with shares held the next longest period of time until shares held the shortest period of time are redeemed.


    Under the plan, sufficient shares of the Company are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Company reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.


    AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing to Investor Services or by calling 1-800-282-4404. A shareholder's bank may charge a fee for ACH transfers.



    TRANSFER OF REGISTRATION. You may transfer the registration of any of your Company shares to another person by writing to the Company c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, Missouri 64141-9256. As in the case of redemptions, the written request must be received in "good order" before any transfer can be made. Shares held in broker street name may be transferred only by contacting your Participating Dealer.



    INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.van-kampen.com for further instruction. Van Kampen and its subsidiaries, including Investor Services (collectively "VK"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, neither VK nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


                              REDEMPTION OF SHARES


    Shareholders may redeem for cash some or all of their shares without charge by the Company (other than any applicable CDSC) at any time by sending a written request in proper form directly to the Company c/o Van

Kampen Investor Services Inc., P.O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through a Participating Dealer or by calling the Company. See "Purchase of Shares" for a discussion of applicable CDSC levels.



    WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to Investor Services, the redemption request should indicate the number of shares or dollars to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, additional documents may be necessary. The redemption price is the net asset value per share next determined after the request is received by Investor Services in proper form. Payment for shares redeemed will ordinarily be made by check mailed within seven business days after acceptance by Investor Services of the request and any other necessary documents in proper order.



    DEALER REDEMPTION REQUESTS. Shareholders may redeem shares through their securities dealer, who will submit the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value per share next calculated after an order is received, less any applicable CDSC, by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a redemption request prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the redemption request. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days to the dealer.



    TELEPHONE REDEMPTION REQUESTS. The Company permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Company at (800) 282-4404, or (800) 772-8889 for the hearing impaired, to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. See "Telephone Transaction Procedures" for more information. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Company's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., Eastern Time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



    For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address or bank account of record has been changed within 30 days prior to a telephone redemption request. The Company reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.


    REDEMPTION UPON DEATH OR DISABILITY. The Company will waive the CDSC on redemption following the death or disability of holders of Class B shares and Class C shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Company does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B shares and Class C shares.



    In cases of death or disability, the CDSC on Class B shares and Class C shares will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of death or disability.



    GENERAL REDEMPTION INFORMATION. If the shares to be redeemed have been recently purchased by check, Investor Services may delay mailing a redemption check or wiring redemption proceeds until it confirms that the purchase check has cleared, usually a period of up to 15 days. In addition, the redemption payment may be delayed or the right of redemption suspended by the Fund pursuant to rules of the SEC.



    The Company may redeem any shareholder account with a value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days' advance written notice of any such involuntary redemption will be given and the shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value per share without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.



    A custodian of a retirement plan account may charge fees based on the custodian's fee schedule. IRA redemption requests should be sent to the IRA custodian to be forwarded to Investor Services. Where Van Kampen Trust serves as IRA custodian, special IRA, 403(b)(7), or Keogh redemption forms must be obtained from and be forwarded to Van Kampen Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information. Reinstatement privileges (as otherwise described under "Purchase of Shares -- Reinstatement Privilege of Each Class" above) also extend to participants in eligible retirement plans held or administered by Van Kampen Trust who repay the principal and interest on their borrowings from such plans.


    FOR SHARES THAT ARE HELD IN BROKER STREET NAME, YOU CANNOT REQUEST REDEMPTION BY TELEPHONE OR BY MAIL; SUCH SHARES MAY BE REDEEMED ONLY BY CONTACTING YOUR PARTICIPATING DEALER.


    TELEPHONE TRANSACTION PROCEDURES. Van Kampen and its subsidiaries, including Investor Services (collectively, "VK") and the Company employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VK nor the Company will be liable for following instructions which it reasonably believes to be genuine. VK and the Company may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.


                              VALUATION OF SHARES

    Net asset value is calculated separately for each class of each Fund. The net asset value per share of each class of shares of a Fund is determined by dividing the total fair market value of the investments and other assets attributable to such class of shares, less all liabilities attributable to such class of shares, by the total number of outstanding shares of such class of shares. Net asset value per share of a Fund is determined as of the regular close of the NYSE (currently, 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. Securities listed on a securities exchange for which market quotations are available are valued at their closing price. If no closing price is available, such securities will be valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the current bid and asked prices obtained from reputable brokers.


    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used. The "amortized cost" method of valuation does not take into account unrealized gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the instrument.

    The value of other assets and securities for which no quotations are readily available (including illiquid and unlisted foreign securities) and those securities for which it is inappropriate to determine prices in accordance with the above procedures are determined in good faith at fair value using methods determined by the Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars at the mean of the bid price and asked price of such currencies against the U.S. Dollar as quoted by a major bank.

                             PORTFOLIO TRANSACTIONS

    The Adviser and the Sub-Adviser select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Funds. The Adviser and the Sub-Adviser may, consistent with NASD rules, place portfolio orders with qualified broker-dealers who recommend the Funds to their clients or who act as agents in the purchase of shares of the Funds for their clients.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser and the Sub-Adviser may allocate a portion of the Company's portfolio brokerage transactions to Morgan Stanley & Co. Incorporated ("Morgan Stanley"), an affiliate of the Adviser and Sub-Adviser or broker affiliates of Morgan Stanley under procedures adopted by the Board of Directors. For such portfolio transactions, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers for comparable transactions involving similar securities being purchased or sold during a comparable period of time.


    Although the objective of each Fund is not to invest for short-term trading, each Fund will seek to take advantage of trading opportunities as they arise to the extent they are consistent with the Fund's objective. Accordingly, investment securities may be sold from time to time without regard to the length of time they have been held. The Emerging Markets Debt Fund, which has not commenced investment operations, anticipates that its annual portfolio turnover rate will not exceed 100% under normal circumstances. Market conditions could result in portfolio activity at a greater or lesser rate than anticipated. For the annual turnover rates for the other Funds, see "Financial Highlights" above. High portfolio turnover (i.e. 100% or more) involves correspondingly greater transaction costs which will be borne directly by the Fund. In addition, high portfolio turnover may result in more capital gains which would be taxable to the shareholders of the Fund.

                            PERFORMANCE INFORMATION


    The Company may from time to time advertise total return of the Funds. In addition, from time to time the Company may advertise "yield" for each of the Funds. THESE FIGURES WILL BE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows what an investment in a Fund would have earned over a specified period of time (such as one, three, five or ten years) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period. Total return does not take into account any federal or state income tax consequences to shareholders subject to tax. The "yield" of a Fund refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized." That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods, and is shown as a percentage of the investment. The Company may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc. and Morgan Stanley Capital International.


PERFORMANCE OF INVESTMENT SUB-ADVISER -- EMERGING MARKETS DEBT FUND

    The Sub-Adviser manages a portfolio of Morgan Stanley Institutional Fund, Inc. ("MSIF") which served as the model for the Emerging Markets Debt Fund. The portfolio of MSIF (the "MSIF Portfolio") has substantially the same investment objective, policies and strategies as the Emerging Markets Debt Fund. In addition, the Adviser and Sub-Adviser intend the Emerging Markets Debt Fund and the corresponding MSIF Portfolio to be managed by the same personnel and to continue to have closely similar investment strategies, techniques and characteristics. Past investment performance of the MSIF Portfolio, as shown in the table below, may be relevant to your consideration of investment in the Emerging Markets Debt Fund. The investment performance of the MSIF Portfolio is not necessarily indicative of future performance of the Emerging Markets Debt Fund. Also, the operating expenses of the Emerging Markets Debt Fund will be different from, and may be higher than, the operating expenses of the MSIF Portfolio. The investment performance of the MSIF Portfolio is provided merely to indicate the experience of the Sub-Adviser in managing similar investment portfolios.


    The data set forth below under the heading "Return With Sales Charge" is adjusted to reflect the Emerging Markets Debt Fund's projected operating expenses and (i) with respect to the Class A shares, to take into account a maximum 4.75% initial sales charge applicable to purchases of Class A shares of the Emerging Markets Debt Fund; (ii) with respect to Class B shares, to take into account the applicable CDSC that is imposed if Class B shares of the Emerging Markets Debt Fund are redeemed within the year of their purchase indicated; and (iii) with respect to the Class C shares, to take into account a 1.00% CDSC that is imposed if Class C shares of the Emerging Markets Debt Fund are redeemed within one year of their purchase. The data set forth below under the heading "Return Without Sales Charge" is adjusted to reflect the Emerging Markets Debt Fund's projected operating expenses and not adjusted to take into account such sales charges.


              TOTAL RETURN FOR THE MSIF PORTFOLIO'S CLASS A SHARES

            (A SEPARATE MUTUAL FUND FROM EMERGING MARKETS DEBT FUND)
                       FOR THE PERIOD ENDED JUNE 30, 1998

  (ADJUSTED TO REFLECT PROJECTED OPERATING EXPENSES AND, WHERE INDICATED, THE
                SALES CHARGES OF THE EMERGING MARKETS DEBT FUND)


RETURN WITH                                                                        SINCE
SALES CHARGE                                             1 YEAR      3 YEAR    INCEPTION (1)
-----------------------------------------------------  ----------  ----------  -------------
Class A..............................................     (8.27 )%    22.92 %       13.74%
Class B..............................................     (8.45 )%    23.79 %       14.52%
Class C..............................................     (5.45 )%    24.44 %       14.52%
RETURN WITHOUT
SALES CHARGE
-----------------------------------------------------
Class A..............................................     (3.70 )%    24.93 %       15.01%
Class B..............................................     (4.45 )%    24.44 %       14.52%
Class C..............................................     (4.45 )%    24.44 %       14.52%


--------------
(1) Commenced operations on February 1, 1994.

    The past performance of the MSIF Portfolio is no guarantee of the future performance of the Emerging Markets Debt Fund.

                          DIVIDENDS AND DISTRIBUTIONS

    Shareholders will automatically be credited with all dividends and distributions in additional shares at net asset value, without payment of any sales charge of the Funds, except that, upon written notice to the Company or by checking off the appropriate box in the account application form, a shareholder may elect to receive dividends and/or distributions in cash.


    The Emerging Markets Debt Fund expects to distribute substantially all of its net investment income in the form of annual dividends. Each of the Global Fixed Income, High Yield & Total Return and Worldwide High Income Funds expects to distribute net investment income in the form of monthly dividends. Each of the Funds expects to distribute net realized gains, if any, annually. Confirmations of the purchase of shares of the Fund through the automatic reinvestment of income dividends and capital gains distributions will be provided, pursuant to Rule 10b-10(b) under the Securities Exchange Act of 1934, as amended, on the next quarterly client statement following such purchase of shares. Consequently, confirmations of such purchases will not be provided at the time of completion of such purchases, as might otherwise be required by Rule 10b-10.


    Any undistributed net investment income and undistributed realized gains increase a Fund's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" or "ex-distribution" date, the net asset value per share excludes the dividend or distribution (i.e., is reduced by the per share amount of the dividend or distribution). Dividends and distributions paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders subject to tax.

    Expenses of the Company allocated to a particular class of shares of a Fund will be borne on a pro rata basis by each outstanding share of that class.

                                     TAXES

TAX STATUS OF THE FUNDS


    The following summary of certain federal income tax consequences is based on current federal income tax laws and regulations, which may be changed by legislative, judicial or administrative action, possibly with retroactive effect. See also the tax sections in the Statement of Additional Information.


    No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.


    Each of the Funds is generally treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately, rather than to the Company as a whole. Accordingly, net long-term and short-term capital gains, net income and operating expenses will be determined separately for each Fund.



    Each Fund has elected and qualified, and intends to continue to qualify each year, for the special tax treatment afforded "regulated investment companies" ("RICs") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss, less any available loss carryforward) which is distributed to its shareholders.



DISTRIBUTIONS AND DISPOSITIONS



    Each Fund distributes substantially all of its net investment income (including, for this purpose, net short-term capital gain) to its shareholders. Dividends paid by a Fund from its net investment income will be taxable to the shareholders of the Fund as ordinary income, whether received in cash or in additional shares, if the shareholder is subject to tax. Dividends paid by a Fund attributable to dividends received with respect to shares of domestic corporations may qualify for the dividends-received deduction for corporations.



    Distributions of net capital gains ("capital gain dividends") are taxable to shareholders subject to tax as long-term capital gains, regardless of how long the shareholder has held a Fund's shares. Capital gain dividends are not eligible for the corporate dividends-received deduction. Each Fund will make annual reports to shareholders of the federal income tax status of all distributions. See the discussion below for a summary of the tax rates applicable to capital gains (including capital gain dividends).



    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and net capital gains prior to the end of each calendar year to continue to qualify as a RIC under the Code and to avoid liability for federal income and excise taxes.



    Dividends and other distributions declared by a Fund in October, November or December that are payable as of a record date in such month and are paid at any time during January of the following year are treated as having been paid by the Fund and received by the shareholders on December 31st of the year in which they are declared.



    The sale, exchange or redemption of shares may result in taxable gain or loss to the selling, exchanging or redeeming shareholder, depending upon whether the fair market value of the sale, exchange or redemption proceeds exceeds or is less than the shareholder's adjusted tax basis in the sold, exchanged or redeemed shares. If capital gain dividends have been paid with respect to shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of such capital gain dividends. Shareholders may also be subject to state and local taxes on distributions from the Funds.



    The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%. A special 28% tax rate may apply to a portion of the capital gain dividends paid by the Fund with respect to its taxable year ended June 30, 1998.


    THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS AND SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK


    The Company was organized as a Maryland corporation on August 14, 1992, under the name Morgan Stanley Fund, Inc. On July 14, 1998, the Company adopted its current name. The Amended Articles of Incorporation currently permit the Company to issue 28.5 billion shares of common stock, par value $.001 per share. Pursuant to the Company's By-Laws, the Board of Directors may increase the number of shares the Company is authorized to issue without the approval of the shareholders of the Company. The Board of Directors has the power to designate one or more classes of shares of common stock and to classify and reclassify any unissued shares with respect to such classes.



    The shares of each Fund, when issued, will be fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Except as described herein, the shares have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Under Maryland law, the Company is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act. Any person or organization owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Fund. As of September 3, 1998, MCPF&S, FBO, Its customers, 4800 Deer Lake Dr., Jacksonville, FL 32246-6484, was presumed to "control" the High Yield & Total Return Fund based solely on its ownership of more than 25% of the outstanding voting shares of both Class A and Class B of such Fund.


REPORTS TO SHAREHOLDERS

    The Company will send to its shareholders annual and semi-annual reports; the financial statements appearing in annual reports are audited by independent accountants.

    In addition, the Company or Investor Services will send to each shareholder having an account directly with the Company a quarterly statement showing transactions in the account, the total number of shares owned, and any dividends or distributions paid. In addition, when a transaction occurs in a shareholder's account, the Company or Investor Services will send the shareholder a confirmation statement showing the same information.


CUSTODIAN

    Domestic securities and cash are held by Chase, which is not an affiliate of the Adviser, the Sub-Adviser or the Distributor. Morgan Stanley Trust Company, Brooklyn, New York ("Morgan Stanley Trust"), acts as the Company's custodian for foreign assets held outside the United States and employs subcustodians who were approved by the Directors of the Company in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. Morgan Stanley Trust may also hold certain domestic assets for the Company. Morgan Stanley Trust is an affiliate of the Adviser, the Sub-Adviser and the Distributor. For more information on the custodians, see "General Information -- Custody Arrangements" in the Statement of Additional Information.

DIVIDEND DISBURSING AND TRANSFER AGENT


    Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, Missouri 64141-9256, acts as dividend disbursing and transfer agent for the Company.


INDEPENDENT ACCOUNTANTS


    PricewaterhouseCoopers LLP, 200 East Randolph Street, Chicago, Illinois 60601, serves as independent accountants for the Company and audits its annual financial statements.

                                   APPENDIX A
                     DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS:

    Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS:

    AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

    A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C -- The rating C is reserved for income bonds on which no interest is being paid.

    D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

--------------------------------------------------------------------------------


                                   VAN KAMPEN
                           EMERGING MARKETS DEBT FUND
                            GLOBAL FIXED INCOME FUND
                         HIGH YIELD & TOTAL RETURN FUND
                           WORLDWIDE HIGH INCOME FUND



                                 PORTFOLIOS OF
                          VAN KAMPEN SERIES FUND, INC.


        ----------------------------------------------------------------


                                   PROSPECTUS



                               SEPTEMBER 30, 1998


                                     [LOGO]

--------------------------------------------------------------------------------
                              P R O S P E C T U S
     ----------------------------------------------------------------------


                       VAN KAMPEN AGGRESSIVE EQUITY FUND
                         VAN KAMPEN AMERICAN VALUE FUND
                         VAN KAMPEN EQUITY GROWTH FUND
                         VAN KAMPEN MID CAP GROWTH FUND
                        VAN KAMPEN U.S. REAL ESTATE FUND
                             VAN KAMPEN VALUE FUND

                               PORTFOLIOS OF THE

                          VAN KAMPEN SERIES FUND, INC.
                  P.O. BOX 418256, KANSAS CITY, MISSOURI 64141


                      FOR INFORMATION CALL 1-800-282-4404

                               ------------------


    Van Kampen Series Fund, Inc. (the "Company") is an open-end management investment company, or mutual fund, which consists of twenty-three investment portfolios. This prospectus (the "Prospectus") describes the Class A, Class B and Class C shares of six portfolios listed above (each a "Fund," and together, the "Funds").



    The Funds are designed to make available to retail investors the expertise of Van Kampen Investment Advisory Corp. as an investment adviser (the "Adviser") and administrator (the "Administrator") and the Adviser's affiliates, including Morgan Stanley Asset Management Inc. as a sub-adviser ("MSAM" or a "Sub-Adviser"), Miller Anderson & Sherrerd, LLP as a sub-adviser ("MAS" or a "Sub-Adviser") and Van Kampen Funds Inc. as the Funds' distributor (the "Distributor"). Shares are available through the Distributor and investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services ("Participating Dealers"). As of the date of this Prospectus, the Van Kampen Mid Cap Growth Fund is not offering shares.



    This Prospectus is designed to set forth concisely the information about the Funds that a prospective investor should know before investing and it should be retained for future reference. Additional information about the Company is contained in a "Statement of Additional Information," dated September 30, 1998, which is incorporated herein by reference. The Company offers other portfolios which are described in other prospectuses. The Statement of Additional Information and the prospectuses pertaining to the other portfolios of the Company are available upon request and without charge by writing or calling the Company at the address and telephone number set forth above. The Statement of Additional Information and other materials regarding the Company have been filed with the Securities and Exchange Commission and are available at the Commission's internet web site (http://www.sec.gov).


    THE COMPANY'S SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR DEPOSITORY INSTITUTION, OR ANY OF ITS AFFILIATES OR CORRESPONDENTS. THE COMPANY'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE COMPANY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED
     UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                    TO THE CONTRARY IS A CRIMINAL OFFENSE.


               THE DATE OF THIS PROSPECTUS IS SEPTEMBER 30, 1998.

                               TABLE OF CONTENTS



                                                                                                                PAGE
                                                                                                                -----

Prospectus Summary.........................................................................................           3

Fund Expenses..............................................................................................           5

Financial Highlights.......................................................................................           8

Investment Objectives and Policies.........................................................................          15

Additional Investment Information..........................................................................          21

Investment Limitations.....................................................................................          28

Management of the Company..................................................................................          29

Purchase of Shares.........................................................................................          33

Shareholder Services.......................................................................................          40

Redemption of Shares.......................................................................................          43

Valuation of Shares........................................................................................          45

Portfolio Transactions.....................................................................................          45

Performance Information....................................................................................          46

Dividends and Distributions................................................................................          47

Taxes......................................................................................................          47

General Information........................................................................................          48

Appendix A -- Description of Corporate Bond Ratings........................................................         A-1



    NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUNDS OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

                               PROSPECTUS SUMMARY

THE COMPANY


    The Company currently consists of twenty-three portfolios which are designed to offer investors a range of investment choices with Van Kampen Investment Advisory Corp. (the "Adviser") providing services as adviser and administrator and its affiliates, Morgan Stanley Asset Management Inc. ("MSAM" or a "Sub-Adviser") and Miller Anderson & Sherrerd, LLP ("MAS" or a "Sub-Adviser"), providing services as sub-advisers. Van Kampen Funds Inc. (the "Distributor") provides services as Distributor. MAS serves as the Sub-Adviser for the Mid Cap Growth Fund and the Value Fund. MSAM serves as the Sub-Adviser for all of the other Funds.



    This Prospectus describes Class A, Class B and Class C shares of the six portfolios shown below. For ease of reference, the words "Van Kampen," which begin the name of each portfolio are not used throughout this Prospectus. The investment objective of each Fund is as follows:


    - The AGGRESSIVE EQUITY FUND seeks capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities.


    - The AMERICAN VALUE FUND seeks high total return by investing in equity securities of small- to medium-sized corporations. Effective August 31, 1998, the American Value Fund suspended the continuous offering of its shares to new investors.



    - The EQUITY GROWTH FUND seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of medium and large capitalization companies.



    - The MID CAP GROWTH FUND seeks to achieve long-term growth by investing primarily in common stocks and other equity securities of smaller and medium size companies which are deemed by the Adviser to offer long-term growth potential. As of the date of this Prospectus, the Mid Cap Growth Fund is not offering shares.


    - The U.S. REAL ESTATE FUND seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.


    - The VALUE FUND seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Adviser to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.



    There can be no assurance a Fund will achieve its investment objective.


RISK FACTORS


    The investment policies of each Fund entail certain risks and considerations of which an investor should be aware. The Funds described herein invest in common stocks, which are subject to market risks that may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect a Fund's net asset value. The Funds, and in particular, the Aggressive Equity, American Value, Mid Cap Growth and Value Funds, invest in small- to medium-sized companies, which are more vulnerable to financial risks and other risks than larger companies, and therefore may involve a higher degree of risk and price volatility than investments in the securities of larger corporations. Each Fund described herein may invest in securities that are neither listed on stock exchanges nor traded over-the-counter, including private placement securities and restricted securities. Such securities may be less liquid than publicly traded securities. The Funds may invest in securities of foreign issuers which are subject to certain risks not typically associated with domestic securities. See "Additional Investment Information -- Foreign Investment" for more information. Some Funds may invest in forward foreign currency exchange contracts, and may invest in foreign currency exchange futures and options. In addition, the Funds may invest in derivatives, which include options, futures and options on futures and swaps, and each Fund may invest in repurchase agreements, borrow money, lend its portfolio securities and purchase securities on a when-issued or delayed delivery basis. Certain Funds may invest in securities which are convertible upon various terms and conditions into equity securities, borrow for purposes of leverage, invest in reverse repurchase agreements and engage in short selling.

    Because the U.S. Real Estate Fund invests primarily in the securities of companies principally engaged in the real estate industry, its investments may be subject to the risks associated with real estate. Because it is expected that the U.S. Real Estate Fund will invest a substantial portion of its assets in real estate investment trusts ("REITs"), the U.S. Real Estate Fund may also be subject to certain risks and costs associated with the direct investments of REITs.



    Because the U.S. Real Estate Fund and Aggressive Equity Fund are non-diversified portfolios, each of these Funds may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to a greater risk resulting from such practice than a portfolio which is diversified.


    Each Fund's share price and investment return fluctuate, and a shareholder's investment when redeemed may be worth more or less than his original cost. Each of these investment strategies involves specific risks which are described under "Investment Objectives and Policies" and "Additional Investment Information" herein and under "Investment Objectives and Policies" in the Statement of Additional Information.

HOW TO INVEST


    The Class A, Class B and Class C shares of the Funds are designed to provide investors a choice of three ways to pay distribution costs. Class A shares of the Funds are offered at net asset value per share plus a maximum initial sales charge of 5.75%, which initial sales charge may be reduced on certain larger purchases or when combining purchases with the investor's aggregate investments in the Participating Funds (as defined within the Prospectus). Class B and Class C shares of the Funds are offered at net asset value per share. Class B shares are subject to a contingent deferred sales charge ("CDSC") for redemptions within five years of purchase and are subject to higher annual distribution-related expenses than the Class A shares. Class C shares are also subject to a CDSC for redemptions within one year of purchase and are subject to higher annual distribution-related expenses than the Class A shares. See "Purchase of Shares" for a discussion of reduction or waiver of sales charges, which are available for certain investors. Share purchases may be made through the Distributor, through Participating Dealers or by sending payments directly to the Company. The minimum initial investment is $500 for each class of a Fund, except that the minimum initial investment amount is reduced for certain categories of investors. The minimum for subsequent investments is $25 for each class of a Fund, except that there is no minimum for automatic reinvestment of dividends and distributions. See "Purchase of Shares."


HOW TO REDEEM


    Shares of each Fund may be redeemed at any time at the net asset value per share (less any applicable CDSC) of the Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See "Redemption of Shares."

                                 FUND EXPENSES

    The following table illustrates all expenses and fees that a shareholder of a Fund may incur:

                                  AGGRESSIVE                  EQUITY      MID CAP     U.S. REAL
                                    EQUITY      AMERICAN      GROWTH       GROWTH       ESTATE
SHAREHOLDER TRANSACTION EXPENSES     FUND      VALUE FUND      FUND         FUND         FUND      VALUE FUND
--------------------------------  ----------   ----------   ----------   ----------   ----------   ----------
Maximum Sales Load Imposed on
 Purchases (as a percentage of
 offering price)
    Class A.....................    5.75%(1)     5.75%(1)     5.75%(1)     5.75%(1)     5.75%(1)     5.75%(1)
    Class B.....................     None         None         None         None         None         None
    Class C.....................     None         None         None         None         None         None
Maximum Deferred Sales Load (as
 a percentage of the lesser of
 initial purchase price or
 current market value)
    Class A
      For Purchases up to
        $999,999................     None         None         None         None         None         None
      For Purchases of
        $1,000,000 or more......    1.00%(2)     1.00%(2)     1.00%(2)     1.00%(2)     1.00%(2)     1.00%(2)
    Class B.....................    5.00%(3)     5.00%(3)     5.00%(3)     5.00%(3)     5.00%(3)     5.00%(3)
    Class C.....................    1.00%(4)     1.00%(4)     1.00%(4)     1.00%(4)     1.00%(4)     1.00%(4)
Maximum Sales Load Imposed on
 Reinvested Dividends
    Class A.....................     None         None         None         None         None         None
    Class B.....................     None         None         None         None         None         None
    Class C.....................     None         None         None         None         None         None
Redemption Fees
    Class A.....................     None         None         None         None         None         None
    Class B.....................     None         None         None         None         None         None
    Class C.....................     None         None         None         None         None         None
Exchange Fees
    Class A.....................     None         None         None         None         None         None
    Class B.....................     None         None         None         None         None         None
    Class C.....................     None         None         None         None         None         None

------------------


(1) Percentage shown is the maximum sales load. Certain large purchases may be subject to a reduced sales load. See "Purchase of Shares."


(2) Purchases of Class A shares of the Funds which, when combined with the net asset value of the purchaser's existing investments in Class A shares of the Participating Funds (as defined under "Purchase of Shares -- Quantity Discounts"), aggregate to $1 million or more are not subject to an initial sales load (an "initial sales charge"). A contingent deferred sales charge ("CDSC") of 1.00% will be imposed, however, on shares from any such purchase that are redeemed within one year following such purchase. Certain other purchases are not subject to an initial sales charge. See "Purchase of Shares."

(3) Percentage shown is the maximum CDSC. Purchases of Class B shares of the Funds are subject to a maximum CDSC of 5.00% which decreases in steps to 0.00% after five years. See "Purchase of Shares."

(4) Purchases of Class C shares of the Funds are subject to a CDSC of 1.00% for redemptions made within one year of purchase. See "Purchase of Shares."

ANNUAL FUND OPERATING EXPENSES       AGGRESSIVE                  EQUITY      MID CAP     U.S. REAL
(AS A PERCENTAGE OF AVERAGE DAILY      EQUITY      AMERICAN      GROWTH       GROWTH       ESTATE
NET ASSETS)                             FUND      VALUE FUND      FUND         FUND         FUND      VALUE FUND
                                     ----------   ----------   ----------   ----------   ----------   ----------
Investment Advisory Fee (after fee
 waiver) (5)
    Class A........................    0.69%        0.77%        0.72%        0.67%        0.46%        0.65%
    Class B........................    0.69%        0.77%        0.72%        0.67%        0.46%        0.65%
    Class C........................    0.69%        0.77%        0.72%        0.67%        0.46%        0.65%
12b-1 Distribution and Service Fees
    Class A (6)....................    0.25%        0.25%        0.25%        0.25%        0.25%        0.25%
    Class B (6)....................    1.00%        1.00%        1.00%        1.00%        1.00%        1.00%
    Class C (6)....................    1.00%        1.00%        1.00%        1.00%        1.00%        1.00%
Other Expenses (after expense
 reimbursement) (5)
    Class A........................    0.56%        0.48%        0.53%        0.48%        0.84%        0.55%
    Class B........................    0.56%        0.48%        0.53%        0.48%        0.84%        0.55%
    Class C........................    0.56%        0.48%        0.53%        0.48%        0.84%        0.55%
Total Operating Expenses (after
 expense reimbursement and/or fee
 waiver) (5)
    Class A........................    1.50%        1.50%        1.50%        1.40%        1.55%        1.45%
    Class B........................    2.25%        2.25%        2.25%        2.15%        2.30%        2.20%
    Class C........................    2.25%        2.25%        2.25%        2.15%        2.30%        2.20%


------------------

(5) The Adviser has agreed to waive a portion of its advisory fees and/or to reimburse a portion of expenses of the Funds listed above, if necessary, if the total annual operating expenses of the Funds, as a percentage of average daily net assets, would exceed the percentages set forth in the table above. The following table sets forth for each Fund investment advisory fees and expected total operating expenses absent fee waivers and/or expense reimbursements. The Adviser in its discretion may terminate voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the examples below would be greater.



                                AGGRESSIVE                  EQUITY      MID CAP     U.S. REAL
                                  EQUITY      AMERICAN      GROWTH       GROWTH       ESTATE
                                   FUND      VALUE FUND      FUND         FUND         FUND      VALUE FUND
                                ----------   ----------   ----------   ----------   ----------   ----------
Investment Advisory Fees
    (All Classes).............    0.90%        0.85%        0.80%       0.75%         1.00%       0.80%
Total Operating Expenses
    Class A...................    1.71%        1.58%        4.06%       1.48%         2.09%       1.60%
    Class B...................    2.47%        2.33%        4.81%       2.23%         2.84%       2.35%
    Class C...................    2.47%        2.33%        4.81%       2.23%         2.83%       2.35%


    For further information on Fund expenses, see "Management of the Company."

(6) Of the 12b-1 distribution and service fees for the Class A shares, 0.25% represents a shareholder services fee, and for the Class B shares and the Class C shares, 0.75% represents a distribution fee and 0.25% represents a shareholder services fee. See "Management of the Company -- Distributor." Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").



    The purpose of the above table is to assist the investor in understanding the various expenses that an investor in any of the Funds will bear directly or indirectly. The expenses and fees for the Aggressive Equity, American Value, U.S. Real Estate and Value Funds are based on actual figures for the fiscal year ended June 30, 1998. The expenses and fees for the Equity Growth Fund are based on advisory agreements, 12b-1 plans and estimates of other expenses for the current fiscal year because the Fund commenced investment operations on May 29, 1998. The expenses and fees for the Mid Cap Growth Fund are based on advisory agreements, 12b-1 plans and estimates of other expenses for the current fiscal year because such Fund had not commenced investment operations as of the date of this Prospectus.

    The following examples illustrate the expenses that you would pay on a $1,000 investment, assuming a 5% annual rate of return, reinvestment of all dividends and distributions, and redemption at the end of each time period as indicated, in (i) Class A shares of each Fund, including the maximum 5.75% initial sales charge, (ii) Class B shares of each Fund, which have a CDSC, but no initial sales charge and (iii) Class C shares of each Fund, which have a CDSC, but no initial sales charge.



                                AGGRESSIVE                  EQUITY      MID CAP     U.S. REAL
                                  EQUITY      AMERICAN      GROWTH       GROWTH       ESTATE
                                   FUND      VALUE FUND      FUND         FUND         FUND      VALUE FUND
                                ----------   ----------   ----------   ----------   ----------   ----------
Class A shares
    1 Year....................  $   72(1)    $   72(1)    $   72       $   71(1)    $   72(1)    $   71(1)
    3 Years...................     102          102          102           99          104          101
    5 Years...................     135          135          135         *             137          132
    10 Years..................     226          226          226         *             231          221
Class B shares
 (Assuming complete redemption
 at end of period)
    1 Year....................      73           73           73           72           73           72
    3 Years...................     100          100          100           97          102           99
    5 Years...................     135          135          135         *             138          133
    10 Years (2)..............     239          239          237         *             244          234
 (Assuming no redemption)
    1 Year....................      23           23           23           22           23           22
    3 Years...................      70           70           70           67           72           69
    5 Years...................     120          120          120         *             123          133
    10 Years (2)..............     239          239          237         *             244          234
Class C shares
 (Assuming complete redemption
 immediately prior to the end
 of period)
    1 Year....................      33           33           33           32           33           32
    3 Years...................      70           70           70           67           72           69
    5 Years...................     120          120          120         *             123          118
    10 Years..................     258          258          258         *             264          253
 (Assuming no redemption)
    1 Year....................      23           23           23           22           23           22
    3 Years...................      70           70           70           67           72           69
    5 Years...................     120          120          120         *             123          118
    10 Years..................     258          258          258         *             264          253


------------------

 * Because the Mid Cap Growth Fund had not commenced investment operations as of the date of this Prospectus, the Company has not projected expenses beyond the three-year period shown. Because the Equity Growth recently commenced investment operations as of May 29, 1998, the Company has not projected expenses beyond the three-year period shown.


(1) The example reflects Class A shares sold subject to the maximum 5.75% initial sales charge. Certain large purchases may be subject to a reduced initial sales charge. Purchases of Class A shares of the Funds which, when combined with the value of the purchaser's existing investments in Class A shares of the Participating Funds, aggregate to $1 million or more are not subject to an initial sales charge but a CDSC of 1.00% will be imposed on such shares that are redeemed within one year following such purchase.

(2) The expenses shown reflect that Class B shares automatically convert to Class A shares after eight years.
    THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


    The following tables provide financial highlights for the Class A, Class B and Class C shares of the Aggressive Equity, American Value, Equity Growth, U.S. Real Estate and Value Funds for each of the periods presented. The financial highlights are part of the Company's financial statements, which appear in the Company's June 30, 1998 Annual Report to Shareholders. The financial statements are incorporated into the Company's Statement of Additional Information. The foregoing Funds' financial highlights for each of the periods presented have been audited by PricewaterhouseCoopers LLP, whose report thereon (which was unqualified) is also incorporated into the Statement of Additional Information. Additional performance information about the Company is contained in the Company's Annual Report and Semi-Annual Report. The Annual Report, Semi-Annual Report and the Statement of Additional Information are available at no cost from the Company at the address and telephone number noted on the cover page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto. Financial highlights are not presented for the Mid Cap Growth Fund because it had not commenced investment operations as of June 30, 1998.

                              FINANCIAL HIGHLIGHTS
                             AGGRESSIVE EQUITY FUND

                                                                                             CLASS B
                                                 CLASS A                      -------------------------------------
                                 ----------------------------------------                                   JANUARY
                                                               JANUARY 2,                                  2, 1996*
                                  YEAR ENDED    YEAR ENDED       1996* TO      YEAR ENDED    YEAR ENDED          TO
SELECTED PER SHARE DATA AND         JUNE 30,      JUNE 30,       JUNE 30,        JUNE 30,      JUNE 30,    JUNE 30,
  RATIOS                               1998#          1997           1996           1998#          1997        1996
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                         $     16.98   $     14.40   $      12.00     $     16.85    $    14.38    $  12.00
                                 -----------   -----------         ------     -----------    ----------    --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income (Loss)         (0.07)         0.01           0.06           (0.21)        (0.02)       0.03
  Net Realized and Unrealized
    Gain                                5.03          3.95           2.40            4.96          3.86        2.39
                                 -----------   -----------         ------     -----------    ----------    --------
  Total From Investment
    Operations                          4.96          3.96           2.46            4.75          3.84        2.42
                                 -----------   -----------         ------     -----------    ----------    --------
DISTRIBUTION:
  Net Investment Income                   --         (0.03)         (0.06)             --         (0.02)      (0.04)
  Net Realized Gain                    (1.93)        (1.35)            --           (1.93)        (1.35)         --
                                 -----------   -----------         ------     -----------    ----------    --------
  Total Distributions                  (1.93)        (1.38)         (0.06)          (1.93)        (1.37)      (0.04)
                                 -----------   -----------         ------     -----------    ----------    --------
NET ASSET VALUE, END OF PERIOD   $     20.01   $     16.98   $      14.40     $     19.67    $    16.85    $  14.38
                                 -----------   -----------         ------     -----------    ----------    --------
                                 -----------   -----------         ------     -----------    ----------    --------
TOTAL RETURN (1)                       30.93%        28.93%         20.52%          29.44%        28.01%      20.18%
                                 -----------   -----------         ------     -----------    ----------    --------
                                 -----------   -----------         ------     -----------    ----------    --------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)                        $    64,035   $    22,521   $      5,382     $   130,497    $   34,382    $  2,426
Ratio of Expenses to Average
  Net Assets                            1.50%         1.57%          2.03%**         2.25%         2.32%       2.67%**
Ratio of Net Investment Income
  (Loss) to
  Average Net Assets                   (0.37)%       (0.04)%         1.22%**        (1.11)%       (0.83)%      0.43%**
Portfolio Turnover Rate                  308%          241%           204%            308%          241%        204%
-------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income            $      0.04   $      0.22   $       0.06     $      0.04    $     0.02    $   0.07
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                              1.71%         2.38%          3.26%**         2.47%         2.88%       3.79%**
  Net Investment Income (Loss)
    to Average Net Assets              (0.59)%       (0.85)%        (0.01)%**       (1.34)%       (1.43)%     (0.69)%**
Ratio of Expenses to Average
  Net Assets
  excluding dividend expense
  on securities sold short              1.50%         1.50%          1.50%**         2.25%         2.25%       2.25%**
-------------------------------------------------------------------------------------------------------------------


                                                CLASS C
                                ----------------------------------------
                                                              JANUARY 2,
                                 YEAR ENDED    YEAR ENDED       1996* TO
SELECTED PER SHARE DATA AND        JUNE 30,      JUNE 30,       JUNE 30,
  RATIOS                              1998#          1997           1996
------------------------------  ----------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $     16.83   $     14.37   $      12.00
                                -----------   -----------         ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income (Loss)        (0.21)        (0.06)          0.03
  Net Realized and Unrealized
    Gain                               4.97          3.89           2.38
                                -----------   -----------         ------
  Total From Investment
    Operations                         4.76          3.83           2.41
                                -----------   -----------         ------
DISTRIBUTION:
  Net Investment Income                  --         (0.02)         (0.04)
  Net Realized Gain                   (1.93)        (1.35)            --
                                -----------   -----------         ------
  Total Distributions                 (1.93)        (1.37)         (0.04)
                                -----------   -----------         ------
NET ASSET VALUE, END OF PERIOD  $     19.66   $     16.83   $      14.37
                                -----------   -----------         ------
                                -----------   -----------         ------
TOTAL RETURN (1)                      29.90%        28.04%         20.10%
                                -----------   -----------         ------
                                -----------   -----------         ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)                       $    24,872   $     9,410   $      2,582
Ratio of Expenses to Average
  Net Assets                           2.25%         2.32%          2.67%**
Ratio of Net Investment Income
  (Loss) to
  Average Net Assets                  (1.13)%       (0.77)%         0.44%**
Portfolio Turnover Rate                 308%          241%           204%
------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income           $      0.04   $      0.07   $       0.07
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                             2.25%         3.23%          3.80%**
  Net Investment Income (Loss)
    to Average Net Assets             (1.35)%       (1.67)%        (0.69)%**
Ratio of Expenses to Average
  Net Assets
  excluding dividend expense
  on securities sold short             2.25%         2.25%          2.25%**
------------------------------


  * Commencement of operations

 ** Annualized

 (1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.


 # Net investment income and capital charges per share are based upon monthly average shares outstanding.

                         FINANCIAL HIGHLIGHTS CONTINUED
                              AMERICAN VALUE FUND


                                                                                                      CLASS B
                                                      CLASS A                             --------------------------------
                              --------------------------------------------------------                              AUGUST
                                                            YEAR       YEAR    OCTOBER                                  1,
                                                 YEAR      ENDED      ENDED        18,         YEAR        YEAR      1995+
                              YEAR ENDED        ENDED       JUNE       JUNE      1993*        ENDED       ENDED    TO JUNE
SELECTED PER SHARE DATA AND     JUNE 30,     JUNE 30,        30,        30,    TO JUNE     JUNE 30,    JUNE 30,        30,
  RATIOS                           1998#         1997       1996       1995   30, 1994        1998#        1997       1996
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                   $    17.59     $  14.63    $ 12.89    $ 11.70   $  12.00    $   17.59    $  14.63    $ 13.37
                              ----------     --------    -------    -------   --------    ---------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                         (0.02)        0.20       0.27       0.27       0.17        (0.17)       0.09       0.15
  Net Realized and
    Unrealized Gain (Loss)          4.84         4.05       1.94       1.44      (0.30)        4.83        4.05       1.46
                              ----------     --------    -------    -------   --------    ---------    --------    -------
  Total from Investment
    Operations                      4.82         4.25       2.21       1.71      (0.13)        4.66        4.14       1.61
                              ----------     --------    -------    -------   --------    ---------    --------    -------
DISTRIBUTIONS
  Net Investment Income            (0.03)       (0.20)     (0.27)     (0.28)     (0.17)       (0.01)      (0.09)     (0.15)
  In Excess of Net
    Investment Income              (0.00)++     (0.00)++   (0.01)        --         --        (0.00)++    (0.00)++   (0.01)
  Net Realized Gain                (1.04)       (1.09)     (0.19)     (0.24)        --        (1.09)      (1.04)     (0.19)
                              ----------     --------    -------    -------   --------    ---------    --------    -------
  Total Distributions              (1.07)       (1.29)     (0.47)     (0.52)     (0.17)       (1.05)      (1.18)     (0.35)
                              ----------     --------    -------    -------   --------    ---------    --------    -------
NET ASSET VALUE, END OF
  PERIOD                      $    21.34     $  17.59    $ 14.63    $ 12.89   $  11.70    $   21.20    $  17.59    $ 14.63
                              ----------     --------    -------    -------   --------    ---------    --------    -------
                              ----------     --------    -------    -------   --------    ---------    --------    -------
TOTAL RETURN (1)                   28.26%       30.68%     17.41%     15.01%     (1.12)%      27.30%      29.77%     12.29%
                              ----------     --------    -------    -------   --------    ---------    --------    -------
                              ----------     --------    -------    -------   --------    ---------    --------    -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)                     $  220,100     $ 34,331    $19,674    $20,675   $ 10,717    $ 269,836    $ 15,331    $ 2,485
Ratio of Expenses to Average
  Net Assets                        1.50%        1.50%      1.50%      1.50%      1.50%**      2.25%       2.25%      2.25%**
Ratio of Net Investment
  Income to Average Net
  Assets                           (0.09)%       1.25%      1.90%      2.29%      2.14%**     (0.84)%      0.40%      1.18%**
Portfolio Turnover Rate              207%          73%        41%        23%        17%         207%         73%        41%
--------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the
  Period
  Per Share Benefit to Net
    Investment Income         $     0.02     $   0.04    $  0.04    $  0.05   $   0.08    $    0.02    $   0.06    $  0.04
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                          1.58%        1.76%      1.81%      1.96%      2.48%**      2.33%       2.48%      2.61%**
  Net Investment Income to
    Average Net Assets             (0.18)%       0.98%      1.59%      1.83%      1.16%**     (0.93)%      0.14%      0.82%**
--------------------------------------------------------------------------------------------------------------------------


  * Commencement of operations

 ** Annualized

  + The Fund began offering Class B shares on August 1, 1995.

 ++ Amount is less than $0.01 per share

 (1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.


 # Net investment income and capital charges per share are based upon monthly average shares outstanding.

                         FINANCIAL HIGHLIGHTS CONTINUED
                              AMERICAN VALUE FUND


                                                                     CLASS C
                                        ------------------------------------------------------------------
                                                             YEAR                      YEAR    OCTOBER 18,
                                          YEAR ENDED        ENDED    YEAR ENDED       ENDED          1993*
                                            JUNE 30,     JUNE 30,      JUNE 30,    JUNE 30,    TO JUNE 30,
SELECTED PER SHARE DATA AND RATIOS             1998#         1997          1996        1995           1994
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $      17.59    $   14.64    $    12.89    $  11.69    $     12.00
                                        ------------    ---------    ----------    --------    -----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                 (0.17)        0.08          0.16        0.17           0.11
  Net Realized and Unrealized Gain
    (Loss)                                      4.83         4.05          1.94        1.44          (0.31)
                                        ------------    ---------    ----------    --------    -----------
  Total from Investment Operations              4.66         4.13          2.10        1.61          (0.20)
                                        ------------    ---------    ----------    --------    -----------
DISTRIBUTIONS
  Net Investment Income                        (0.01)       (0.09)        (0.15)      (0.17)         (0.11)
  In Excess of Net Investment Income           (0.00)++     (0.00)++      (0.01)         --             --
  Net Realized Gain                            (1.04)       (1.09)        (0.19)      (0.24)            --
                                        ------------    ---------    ----------    --------    -----------
  Total Distributions                          (1.05)       (1.18)        (0.35)      (0.41)         (0.11)
                                        ------------    ---------    ----------    --------    -----------
NET ASSET VALUE, END OF PERIOD          $      21.20    $   17.59    $    14.64    $  12.89    $     11.69
                                        ------------    ---------    ----------    --------    -----------
                                        ------------    ---------    ----------    --------    -----------
TOTAL RETURN (1)                               27.28%       29.67%        16.50%      14.13%         (1.70)%
                                        ------------    ---------    ----------    --------    -----------
                                        ------------    ---------    ----------    --------    -----------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)       $    127,401    $  32,425    $   21,193    $ 13,867    $     7,237
Ratio of Expenses to Average Net
  Assets                                        2.25%        2.25%         2.25%       2.25%          2.25%**
Ratio of Net Investment Income to
  Average Net Assets                           (0.84)%       0.49%         1.17%       1.54%          1.39%**
Portfolio Turnover Rate                          207%          73%           41%         23%            17%
----------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                              $       0.02    $    0.04    $     0.04    $   0.05    $      0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                2.33%        2.47%         2.58%       2.71%          3.28%**
  Net Investment Income to Average
    Net Assets                                 (0.92)%       0.22%         0.84%       1.08%          0.36%**
----------------------------------------------------------------------------------------------------------


  * Commencement of operations

 ** Annualized

  + The Fund began offering Class B shares on August 1, 1995.

 ++ Amount is less than $0.01 per share

 (1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.


 # Net investment income and capital charges per share are based on monthly average shares outstanding.

                              FINANCIAL HIGHLIGHTS
                               EQUITY GROWTH FUND



                                           CLASS A        CLASS B        CLASS C
                                          ---------      ---------      ---------
                                            MAY 29,        MAY 29,        MAY 29,
                                              1998*          1998*          1998*
                                            TO JUNE        TO JUNE        TO JUNE
SELECTED PER SHARE DATA AND RATIOS         30, 1998       30, 1998       30, 1998
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $  10.00       $  10.00       $  10.00
                                          ---------      ---------      ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Realized Gain                            0.29           0.28           0.28
                                          ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD             $  10.29       $  10.28       $  10.28
                                          ---------      ---------      ---------
                                          ---------      ---------      ---------
TOTAL RETURN (1)                               2.90%          2.80%          2.80%
                                          ---------      ---------      ---------
                                          ---------      ---------      ---------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)          $  2,057       $  1,543       $  1,543
Ratio of Expenses to Average Net Assets        1.50%**        2.25%**        2.25%**
Ratio of Net Investment Income to
  Average Net Assets                           0.51%**       (0.25)%**      (0.25)%**
Portfolio Turnover Rate                          19%            19%            19%
---------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income                                 $   0.02       $   0.02       $   0.02
Ratios Before Expense Limitation:
  Expenses to Average Net Assets               4.06%**        4.81%**        4.81%**
  Net Investment Income to Average Net
    Assets                                    (2.05)%**      (2.81)%**      (2.81)%**
---------------------------------------------------------------------------------



 * Commencement of operations



 ** Annualized



(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

                         FINANCIAL HIGHLIGHTS CONTINUED
                             U.S. REAL ESTATE FUND


                                         CLASS A                          CLASS B                          CLASS C
                              ------------------------------   ------------------------------   ------------------------------
                                  YEAR       YEAR     MAY 1,       YEAR       YEAR     MAY 1,       YEAR       YEAR     MAY 1,
                                 ENDED      ENDED   1996* TO      ENDED      ENDED   1996* TO      ENDED      ENDED   1996* TO
SELECTED PER SHARE DATA AND   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
  RATIOS                         1998#       1997       1996      1998#       1997       1996      1998#       1997       1996
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                   $  16.39   $  12.52   $  12.00   $  16.36   $  12.52   $  12.00   $  16.36   $  12.52   $  12.00
                              --------   --------   --------   --------   --------   --------   --------   --------   --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income           0.50       0.37       0.08       0.39       0.15       0.07       0.39       0.20       0.07
  Net Realized and
    Unrealized Gain               0.88       4.03       0.48       0.82       4.12       0.48       0.83       4.07       0.48
                              --------   --------   --------   --------   --------   --------   --------   --------   --------
  Total From Investment
    Operations                    1.38       4.40       0.56       1.21       4.27       0.55       1.22       4.27       0.55
                              --------   --------   --------   --------   --------   --------   --------   --------   --------
DISTRIBUTION:
  Net Investment Income          (0.51)     (0.29)     (0.04)     (0.39)     (0.19)     (0.03)     (0.39)     (0.19)     (0.03)
  In excess of Net
    Investment Income            (0.05)        --         --      (0.04)        --         --      (0.04)        --         --
  Net Realized Gain              (1.60)     (0.24)        --      (1.60)     (0.24)        --      (1.60)     (0.24)        --
                              --------   --------   --------   --------   --------   --------   --------   --------   --------
  Total Distributions            (2.16)     (0.53)     (0.04)     (2.03)     (0.43)     (0.03)     (2.03)     (0.43)     (0.03)
                              --------   --------   --------   --------   --------   --------   --------   --------   --------
NET ASSET VALUE, END OF
  PERIOD                      $  15.61   $  16.39   $  12.52   $  15.54   $  16.36   $  12.52   $  15.55   $  16.36   $  12.52
                              --------   --------   --------   --------   --------   --------   --------   --------   --------
                              --------   --------   --------   --------   --------   --------   --------   --------   --------
TOTAL RETURN (1)                  8.27%     35.75%      4.63%      7.23%     34.58%      4.54%      7.20%     34.56%      4.54%
                              --------   --------   --------   --------   --------   --------   --------   --------   --------
                              --------   --------   --------   --------   --------   --------   --------   --------   --------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)                     $ 16,873   $ 14,827   $  1,829   $ 15,197   $  7,120   $  2,197   $  4,187   $  2,369   $  1,782
Ratio of Expenses to Average
  Net Assets                      1.55%      1.55%      1.55%**     2.30%     2.30%      2.30%**     2.30%     2.30%      2.30%**
Ratio of Net Investment
  Income to Average Net
  Assets                          2.99%      2.33%      4.11%**     2.36%     1.49%      3.35%**     2.31%     1.46%      3.39%**
Portfolio Turnover Rate            130%       143%         0%       130%       143%         0%       130%       143%         0%
------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the
  Period
  Per Share Benefit to Net
    Investment Income         $   0.09   $   0.16   $   0.08   $   0.09   $   0.11   $   0.07   $   0.09   $   0.17   $   0.08
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                        2.09%      2.51%      5.58%**     2.84%     3.39%      6.34%**     2.83%     3.58%      6.32%**
  Net Investment Income
    (Loss) to Average Net
    Assets                        2.45%      1.36%      0.08%**     1.82%     0.39%     (0.69)%**     1.78%     0.16%    (0.63)%**
------------------------------------------------------------------------------------------------------------------------------


  * Commencement of operations
 ** Annualized
 (1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

 # Net investment income and capital charges per share are based upon monthly average shares outstanding.

                         FINANCIAL HIGHLIGHTS CONTINUED
                                   VALUE FUND



                                           CLASS A        CLASS B        CLASS C
                                          ---------      ---------      ---------
                                            JULY 7,        JULY 7,        JULY 7,
                                              1997*          1997*          1997*
                                            TO JUNE        TO JUNE        TO JUNE
SELECTED PER SHARE DATA AND RATIOS        30, 1998#      30, 1998#       30, 1998
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $  10.00       $  10.00       $  10.00
                                          ---------      ---------      ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                        0.11           0.03           0.03
  Net Realized and Unrealized Gain             0.56           0.56           0.55
                                          ---------      ---------      ---------
  Total From Investment Operations             0.67           0.59           0.58
                                          ---------      ---------      ---------
DISTRIBUTIONS:
  Net Investment Income                       (0.08)         (0.03)         (0.03)
  In Excess of Net Investment Income          (0.01)         (0.00)++       (0.00)++
  Net Realized Gain                           (0.05)         (0.05)         (0.05)
                                          ---------      ---------      ---------
  Total Distributions                         (0.14)         (0.08)         (0.08)
                                          ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD             $  10.53       $  10.51       $  10.50
                                          ---------      ---------      ---------
                                          ---------      ---------      ---------
TOTAL RETURN (1)                               6.74%          6.01%          5.83%
                                          ---------      ---------      ---------
                                          ---------      ---------      ---------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)          $137,447       $142,741       $ 35,564
Ratio of Expenses to Average Net Assets        1.45%**        2.20%**        2.20%**
Ratio of Net Investment Income to
  Average Net Assets                           1.02%**        0.28%**        0.29%**
Portfolio Turnover Rate                          38%            38%            38%
---------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income                                 $   0.01       $   0.01       $   0.01
Ratios Before Expense Limitation:
  Expenses to Average Net Assets               1.60%**        2.35%**        2.35%**
  Net Investment Income to Average Net
    Assets                                     0.88%**        0.14%**        0.15%**
---------------------------------------------------------------------------------



 * Commencement of operations



 ** Annualized



 ++ Amount is less than $0.01 per share.



(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.



 # Net investment income and capital changes per share are based upon monthly average shares outstanding.

                       INVESTMENT OBJECTIVES AND POLICIES


    The investment objective of each Fund is described below, together with the policies the Fund employs in its efforts to achieve its objective. Each Fund's investment objective is a fundamental policy which may not be changed by the Fund without the approval of a majority of the Fund's outstanding voting securities. There can be no assurance that a Fund will attain its investment objective. The investment policies described below are not fundamental policies and may be changed without shareholder approval. For more information about certain investment practices of the Funds, see "Additional Investment Information" below and "Investment Objectives and Policies" in the Statement of Additional Information.


THE AGGRESSIVE EQUITY FUND

    The Aggressive Equity Fund's investment objective is to provide capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities. With respect to this Fund, equity and equity-linked securities include common and preferred stock, convertible securities and rights and warrants to purchase common stocks, as well as equity related options and futures and specialty securities, such as ELKS, LYONs and PERCS, of U.S. and foreign issuers. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in equity and equity-linked securities. Equity-linked securities are derivatives, which are financial instruments that derive their value from the value of an underlying asset, reference rate or index. As a non-diversified portfolio, the Fund can be more heavily weighted in fewer stocks than a diversified portfolio. See "Investment Limitations."


    The Fund's Adviser employs a flexible and eclectic investment process in pursuit of the Aggressive Equity Fund's investment objective. In selecting securities for the Fund, the Adviser concentrates on a universe of rapidly growing, high quality companies and on companies in lower, but accelerating, earnings growth situations. The Adviser's universe of potential investments generally comprises companies with market capitalizations of $500 million or more but smaller market capitalization securities may be purchased from time to time. The Fund is not restricted to investments in specific market sectors. The Adviser uses its research capabilities, analytical resources and judgment to assess economic, industry and market trends, as well as individual company developments, to select promising investments for the Fund. The Adviser concentrates on companies with strong, communicative management and clearly defined strategies for growth. In addition, the Adviser rigorously assesses earnings results. The Adviser seeks companies that will deliver surprisingly strong earnings growth. Valuation is of secondary importance to the Sub-Adviser and is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The Fund is free to invest in any equity or equity-linked security that, in the Adviser's judgment, provides above-average potential for capital appreciation.



    In selecting investments for the Aggressive Equity Fund, the Adviser emphasizes individual security selection. Overweighted sector positions and issuer positions may result from the investment process. The Fund has a long-term investment perspective; however, the Adviser may take advantage of short-term opportunities that are consistent with the Fund's objective by selling recently purchased securities which have increased in value.


    The Aggressive Equity Fund may invest in equity and equity-linked securities of domestic and foreign corporations. However, the Fund does not expect to invest more than 25% of its total assets at the time of purchase in securities of foreign companies. The Fund may invest in securities of foreign issuers directly or in the form of depositary receipts. The Fund may invest in forward foreign currency exchange contracts, and may invest in foreign currency exchange futures and options. The Fund may from time to time and consistent with applicable legal requirements sell securities short that it owns (i.e., "against the box") or borrows. The Fund may, to a limited extent, invest in non-publicly traded securities, private placements and restricted securities. The Fund may invest in derivatives, which include options, futures and options on futures and swaps, and the Fund may lend its portfolio securities and purchase securities on a when-issued or delayed delivery basis.

    The Aggressive Equity Fund is authorized to borrow up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, for investment purposes to increase the opportunity for greater return and for payment of dividends. Such borrowings would constitute leverage, which is a speculative characteristic. Leveraging will magnify declines as well as increases in the net asset value of the Fund's shares and in the yield on the Fund's investments. Although the Fund is authorized to borrow, it will do so only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. The extent to which a Fund will borrow will also depend upon the availability of credit. No assurance can be given that the Funds will be able to borrow on terms acceptable to the Funds and the Adviser. Borrowing by the Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. The Aggressive Equity Fund expects that any borrowing, for other than temporary purposes, will be made on a secured basis. The Fund's Custodian will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund's shareholders, and the terms of the Fund's borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of securities and instruments that a Fund would otherwise purchase.



    For temporary defensive purposes, the Aggressive Equity Fund may invest a portion or all of its assets in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality or hold cash.


    For further information about the foregoing and certain additional investment practices of the Aggressive Equity Fund, see "Additional Investment Information" below.

THE AMERICAN VALUE FUND


    The American Value Fund's investment objective is to provide high total return by investing in equity securities of small- to medium-sized corporations. The Fund's Adviser seeks securities which it believes to be undervalued relative to the stock market in general at the time of purchase. The Fund invests primarily in corporations domiciled in the United States with equity market capitalizations in the range of the companies represented in the Russell 2500 Small Company Index, but may invest in similar sized foreign companies. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in equity securities whose market capitalization is up to the top of the range represented in the Index. The Fund may also invest in equity securities of other corporations but will generally not invest in the 500 largest corporations in the United States. With respect to the Fund, equity securities include common and preferred stocks, convertible securities and rights and warrants to purchase common stock, as well as other equity interests, such as trusts or partnership interests. Debt securities convertible into common stocks purchased by the Fund will, at the time of purchase, be rated as investment grade (rated in one of the four highest rating categories by a nationally recognized statistical rating organization (an "NRSRO")) or, if unrated, will be of comparable quality as determined by the Adviser under the supervision of the Board of Directors. These investments may or may not carry voting rights. The Fund may invest in non-publicly traded securities, private placements and restricted securities. The Fund may on occasion invest in equity securities of foreign issuers that trade on a United States exchange or over-the-counter either directly or in the form of depositary receipts. The Fund may invest in forward foreign currency exchange contracts, and may invest in foreign currency exchange futures and options. The Fund may invest in derivatives, which include options, futures and options on futures and swaps, and the Fund may lend its portfolio securities and purchase securities on a when-issued or delayed delivery basis.



    The Adviser invests with the philosophy that a diversified portfolio of undervalued, small- to medium-sized companies will provide high total return in the long run. Companies considered attractive will have the following characteristics:


    1. Stocks will most often have yields distinctly above the average of companies with similar capitalizations.

    2. The market prices of the stocks will be undervalued relative to the normal earning power of the companies.

    3. Stock prices will be low relative to the intrinsic value of the companies' assets.


    4. Stocks will be of high quality, in the Adviser's judgment, as evaluated by the companies' balance sheets, income statements, franchises and product competitiveness.



    The thrust of this approach is to seek investments in stocks for which investor enthusiasm is currently low, as reflected in their valuation, but which have the financial and fundamental features which, according to the Adviser's assessment, will allow the stocks to achieve a higher valuation. Value is achieved and exposure is reduced for the American Value Fund when the investment community's perceptions improve and the stocks approach what the Adviser believes is fair valuation. The Fund will invest in equity securities of smaller capitalized companies, which are more vulnerable to financial and other risks than larger companies. Investment in securities of smaller companies may involve a higher degree of risk and price volatility than in securities of larger companies.



    The Adviser takes a long-term approach by placing a strong emphasis on its ability to identify attractive values. The Adviser does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Adviser may take advantage of short-term opportunities, however, that are consistent with its objective of high total return. The Fund will maintain diversity among industries and will not invest more than 25% of its total assets in the stocks of issuers in any one industry.



    For temporary defensive purposes, the American Value Fund may invest a portion or all of its assets in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high-quality or hold cash.



    In order to facilitate the management of the American Value Fund's portfolio, effective August 31, 1998, the Fund suspended the continuous offering of its shares to new investors. However, existing shareholders as of August 31, 1998 may continue to purchase additional shares, as well as those in retirement plans and certain distribution programs as determined from time to time by the Distributor and as listed in the Company's Statement of Additional Information. As market conditions permit, the American Value Fund may reopen sales of the Fund's shares to new investors. Any such offerings of the American Value Fund may be limited in amount and may commence and terminate without any prior notice.


    For further information about the foregoing and certain additional investment practices of the American Value Fund, see "Additional Investment Information" below.

THE EQUITY GROWTH FUND

    The Equity Growth Fund's investment objective is to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium and large capitalization companies. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in equity securities. With respect to this Fund, equity securities include common and preferred stocks, convertible securities and rights and warrants to purchase common stocks.


    The Adviser employs a flexible and eclectic investment process in pursuit of the Equity Growth Fund's investment objective. In selecting securities for the Fund, the Adviser concentrates on a universe of rapidly growing, high quality companies and lower, but accelerating, earnings growth situations. The Adviser's universe of potential investments generally comprises companies with market capitalizations of $500 million or more. The Fund is not restricted to investments in specific market sectors. The Adviser uses its research capabilities, analytical resources and judgment to assess economic, industry and market trends, as well as individual company developments, to select promising growth investments for the Fund. The Adviser concentrates on companies with strong, communicative management and clearly defined strategies for growth. In addition, the Adviser rigorously assesses company developments, including changes in strategic direction, management focus and current and likely future earnings results. Valuation is important to the Adviser but is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises vis-a-vis consensus expectations. The Fund is free to invest in any equity security that, in the Adviser's judgment, provides above average potential for capital appreciation.

    In selecting investments for the Equity Growth Fund, the Adviser emphasizes individual security selection. While the Fund's investments generally will be diversified among a number of issuers, the Fund may, subject to certain limitations, invest between 5% and 10% of its total assets in selected issuers as a result of the Adviser's investment process. See "Investment Limitations." Investing more of the Fund's assets in selected issuers may subject the Fund to greater risks impacting individual securities than a fund which does not employ such a practice. The Fund has a long-term investment perspective; however, the Adviser may take advantage of short-term opportunities that are consistent with the Fund's objective by selling recently purchased securities which have increased in value.


    The Equity Growth Fund may invest up to 25% of its total assets at the time of purchase in securities of foreign companies. The Fund may invest in securities of foreign issuers directly or in the form of depositary receipts. The Fund may invest in forward foreign currency exchange contracts, and may invest in foreign currency exchange futures and options. The Equity Growth Fund may invest in convertible securities of domestic and, subject to the above restrictions, foreign issuers on occasions when, due to market conditions, it is more advantageous to purchase such securities than to purchase common stock. Since the Fund invests in both common stocks and convertible securities, the risks of investing in the general equity markets may be tempered to a degree by the Fund's investments in convertible securities which are often not as volatile as common stock. The Equity Growth Fund may invest in derivatives, when-issued and delayed delivery securities and non-publicly traded securities, including private placements and restricted securities. The Fund may from time to time and consistent with applicable legal requirements sell securities short, lend portfolio securities and engage in reverse repurchase agreements.


    For temporary defensive purposes, the Equity Growth Fund may invest a portion or all of its assets in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality or hold cash.


    For further information about the foregoing and certain additional investment practices of the Fund, see "Additional Investment Information" below.

THE MID CAP GROWTH FUND


    The Mid Cap Growth Fund's investment objective is to achieve long-term growth by investing primarily in common stocks and other equity securities of small and medium size companies which are deemed by the Fund's Adviser to offer long-term growth potential.


    The Mid Cap Growth Fund generally will invest at least 65% of its total assets in equity securities issued by companies offering long term growth potential which have market capitalizations in the range of the companies represented in the S&P Mid Cap 400 Index. With respect to this Fund, equity securities include common and preferred stocks, convertible securities and rights and warrants to purchase common stock, as well as depositary receipts. Up to 5% of the Fund's assets may be invested in foreign equity securities, excluding American Depositary Receipts ("ADRs"). The Fund may invest in forward foreign currency exchange contracts, and may invest in foreign currency exchange futures and options.


    The Adviser manages the Mid Cap Growth Fund using a four-part process combining quantitative, fundamental and valuation analysis with a strict sales discipline. Stocks that pass an initial screen based on estimate revisions undergo detailed fundamental research. The Adviser uses valuation analysis to eliminate the most overvalued securities. The Fund sells holdings when the Adviser's estimate revision scores fall to unacceptable levels, when its fundamental research uncovers unfavorable trends or when the securities' valuations exceed the level that the Adviser believes is reasonable given their growth prospects.



    The Mid Cap Growth Fund may invest in derivatives, when-issued and delayed delivery securities and non-publicly traded securities, including private placements and restricted securities. The Fund may from time to time and consistent with applicable legal requirements sell securities short, lend portfolio securities and engage in reverse repurchase agreements. For temporary defensive purposes, the Mid Cap Growth Fund may invest a portion or all of its assets in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality or hold cash.



    As of the date of this Prospectus, the Mid Cap Growth Fund is not offering shares.

    For further information about the foregoing and certain additional investment practices of the Fund, see "Additional Investment Information" below.

THE U.S. REAL ESTATE FUND

    The investment objective of the U.S. Real Estate Fund is to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). With respect to this Fund, equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stock, as well as shares or units of beneficial interest of REITs and limited partnership interests in master limited partnerships.


    Under normal circumstances, at least 65% of the U.S. Real Estate Fund's total assets will be invested in income producing equity securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry. For purposes of the Fund's investment policies, a company is "principally engaged" in the real estate industry if, as determined by the Adviser, (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies in the real estate industry may include, among others: REITs, master limited partnerships that invest in interests in real estate, real estate operating companies, and companies with substantial real estate holdings, such as hotel companies, residential builders and land-rich companies. The Fund seeks to invest in equity securities of companies that provide a dividend yield that exceeds the composite dividend yield of securities comprising the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500").



    A substantial portion of the U.S. Real Estate Fund's total assets will be invested in securities of REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the credit they have extended. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. The Fund will invest primarily in Equity REITs. A REIT is not taxed at the federal level on income distributed to its shareholders or unitholders if it complies with certain requirements relating to its organization, ownership, assets and income, and with the requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. A shareholder in the Fund should realize that by investing in REITs indirectly through the Fund, he will bear not only his proportionate share of the expenses of the Fund, but also indirectly, the management expenses of underlying REITs.



    The U.S. Real Estate Fund will concentrate in the U.S. real estate industry and may not invest more than 25% of its total assets in securities of companies in any one other industry (for these purposes the U.S. Government, its agencies and instrumentalities are not considered an industry). Under normal circumstances, the Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by real estate companies or secured by real estate assets and rated, at time of purchase, in one of the four highest rating categories by an NRSRO or determined by the Adviser to be of comparable quality at the time of purchase; high quality money market instruments; or debt securities rated in one of the two highest ratings categories by an NRSRO, consisting of corporate debt securities and U.S. Government securities. Investment grade securities are securities that are rated in one of the four highest rating categories by an NRSRO. Securities rated in the lowest category of investment grade securities have speculative characteristics. The Fund may also, to a limited extent, invest in non-publicly traded securities, private placements and restricted securities.


    The Fund may be subject to the risks associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies principally engaged in the real estate industry. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in the appeal of properties to tenants, changes in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Fund's investments.

    Because the U.S. Real Estate Fund may invest a substantial portion of its assets in REITs, the Fund may also be subject to certain risks associated with the direct investments of REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended (the "1940 Act"). Rising interest rates may cause the value of the debt securities in which the Fund will invest to fall. Conversely, falling interest rates may cause their value to rise. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect the Fund's net asset value.

    For temporary defensive purposes, the Fund may invest a portion or all of its assets in money market instruments and short- and medium-term debt securities that the Sub-Adviser believes to be of high-quality or hold cash.


    The Board of Directors of the U.S. Real Estate Fund has approved an Agreement and Plan of Reorganization between the Fund and Van Kampen Real Estate Securities Fund (the "Real Estate Securities Fund"), advised by Van Kampen Asset Management Inc., providing for the transfer of assets and liabilities of the Fund to the Real Estate Securities Fund in exchange for shares of beneficial interest of the Real Estate Securities Fund at its net asset value per share (the "Reorganization").



    The Reorganization is subject to approval by the shareholders of the U.S. Real Estate Fund. Further details of the proposed Reorganization will be contained in the proxy statement/prospectus expected to be mailed to shareholders in 1998.



    The Real Estate Securities Fund's net assets as of June 30, 1998 were approximately $146.7 million. Its investment objective is to seek to provide shareholders with long-term growth of capital, and a secondary objective is to seek current income. The U.S. Real Estate Fund and the Real Estate Securities Fund have similar investment objectives, policies and practices, and are managed by the same portfolio management team.



    The U.S. Real Estate Fund will continue its normal operations prior to the Reorganization.


    For further information about the foregoing and certain additional investment practices of the U.S. Real Estate Fund, see "Additional Investment Information" below.

THE VALUE FUND


    The Value Fund's investment objective is to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of common stocks and other equity securities that are deemed by the Fund's Adviser to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.


    The Value Fund generally will invest at least 65% of its assets in equity securities which are deemed to be undervalued. For purposes of this Fund, equity securities include common and preferred stocks, convertible securities, and warrants and rights to purchase common stock, as well as depositary receipts. Up to 5% of the Fund's assets may be invested in foreign equity securities, excluding ADRs. The Fund may invest in forward foreign currency exchange contracts, and may invest in foreign currency exchange futures and options. The Fund generally will invest in equity securities of companies with equity capitalization greater than $300 million.


    The Adviser selects common stocks which are deemed to be undervalued relative to the stock market in general as measured by the S&P 500, based on the value measures such as price/earnings ratios and price/book ratios, as well as fundamental research. While capital return will be emphasized somewhat more than income return, the Value Fund's total return will consist of both capital and income returns. Stocks which are deemed to be undervalued in the marketplace have, under most market conditions, higher dividend income returns than stocks which are deemed to have long-term earnings growth potential which normally sell at higher price/ earnings ratios. However, the Adviser may select non-dividend paying stocks for their value characteristics.



    The Value Fund may invest in derivatives, when-issued and delayed delivery securities and non-publicly traded securities, including private placements and restricted securities. The Fund may from time to time and consistent with applicable legal requirements sell securities short, lend portfolio securities and engage in reverse repurchase agreements. For temporary defensive purposes, the Value Fund may invest a portion or all of its assets in money market instruments and medium-term debt securities that the Adviser believes to be of high quality or hold cash.


    For further information about the foregoing and certain additional investment practices of the Fund, see "Additional Investment Information" below.

                       ADDITIONAL INVESTMENT INFORMATION

BORROWING AND OTHER FORMS OF LEVERAGE


    The American Value and U.S. Real Estate Funds may borrow up to 10% of their total assets as a temporary measure for extraordinary or emergency purposes. These Funds may not purchase additional securities when borrowings exceed 5% of total assets.



    The Equity Growth, Mid Cap Growth and Value Funds may borrow money (i) as a temporary measure for extraordinary or emergency purposes, and (ii) in connection with reverse repurchase agreements, provided that (i) and (ii) in combination do not exceed 33 1/3% of such Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings). These Funds may not purchase additional securities when borrowings exceed 5% of total assets.



    The Aggressive Equity Fund may borrow for investment purposes amounts up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing. See "Investment Objectives and Policies -- The Aggressive Equity Fund" for further information.


CONVERTIBLE SECURITIES, WARRANTS AND EQUITY-LINKED SECURITIES

    Each Fund may invest in convertible securities, preferred stock, warrants or other securities exchangeable under certain circumstances for shares of common stock. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

    The Aggressive Equity, Equity Growth, Mid Cap Growth and Value Funds may invest in equity-linked securities, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. Trading prices of the underlying common stock will be influenced by the issuer's operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market which is fairly developed and liquid. The market for such securities may be shallow, however, and high volume trades may be possible only with discounting. In addition to the foregoing risks, the return on such securities depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other lender. The creditworthiness of such third party issuer of equity-linked securities may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using equity-linked securities over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using equity-linked securities is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

DEPOSITARY RECEIPTS


    Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts, to the extent that such depositary receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. Each of the Funds, other than the U.S. Real Estate Fund, may invest in ADRs and the Funds, other than the American Value and U.S. Real Estate Funds, may invest in other depository receipts. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of depositary receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.


    Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipt. The depositary of an unsponsored depositary receipt is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored depositary receipt voting rights with respect to the deposited securities or pool of securities. Depositary receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Funds' investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities.

FOREIGN BONDS

    The Value and Mid Cap Growth Funds may invest in foreign bonds. Foreign bonds are fixed income securities denominated in foreign currency and issued and traded primarily outside the United States, including: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) fixed income securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; and (3) non-government foreign corporate debt securities. Investing in foreign companies involves certain special considerations that are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    Each Fund, other than the U.S. Real Estate Fund, may enter into forward foreign currency exchange contracts ("forward contracts"). Forward contracts provide for the purchase or sale of an amount of a specified foreign currency at a future date. Purposes for which such contracts may be used include protecting against a decline in a foreign currency against the U.S. Dollar between the trade date and settlement date when a Fund purchases or sells securities, locking in the U.S. Dollar value of dividends declared on securities held by the Fund and generally protecting the U.S. Dollar value of securities held by the Fund against exchange rate fluctuations. While such forward contracts may limit losses to a Fund as a result of exchange rate fluctuations, they will also limit any exchange rate gains that might otherwise have been realized.

FOREIGN INVESTMENT

    Each Fund may invest in securities of foreign issuers. Investment in securities of foreign issuers, especially in securities of issuers in emerging countries, involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing, and financial and other reporting standards and requirements comparable to those applicable to domestic companies. Therefore, disclosure of certain material information may not be made and less information may be available to investors investing in foreign countries than in the United States. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than United States national securities exchanges, and securities of some foreign issuers are less liquid and subject to greater price volatility than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Funds by domestic companies. Additional risks include future adverse political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits, and the possible adoption of foreign governmental restrictions such as exchange controls. Emerging countries may have less stable political environments than more developed countries. Also, it may be more difficult to obtain a judgment in a court outside the United States.


    Investments in securities of foreign issuers are frequently denominated in foreign currencies, and a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies. Therefore, the value of a Fund's assets measured in U.S. Dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Each Fund will also incur certain costs in connection with conversions between various currencies.

INVESTMENT COMPANY SECURITIES


    Each Fund may invest in securities of another open-end or closed-end investment company, by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations or as may otherwise be permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). To the extent a Fund invests a portion of its assets in investment company securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Fund itself.


LOANS OF PORTFOLIO SECURITIES


    Each Fund may lend its portfolio securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest. The Aggressive Equity, American Value, Equity Growth and U.S Real Estate Funds will not enter into securities loan transactions exceeding in the aggregate 33 1/3% of the market value of the Fund's total assets. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower of the portfolio securities fail financially.


MONEY MARKET INSTRUMENTS


    Each Fund is permitted to invest in money market instruments pending other investment, prior to settlement of portfolio transactions, for liquidity and for temporary defensive purposes. The money market investments permitted for the Funds include obligations of the U.S. Government, its agencies and instrumentalities, obligations of foreign sovereignties, other debt securities, including high-grade commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit).


NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES


    Each Fund may invest in securities that are neither listed on a stock exchange nor traded over the counter. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration. No Fund may invest more than 15% of its net assets in illiquid securities which generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"); however, securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by, and subject to the supervision of, the Board of Directors are not subject to the limitation on illiquid securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, availability of reliable pricing information, the number of dealers making quotes or making a market in the security and the number of potential purchases in the market for the security. To the extent that qualified institutional buyers become uninterested in buying 144A Securities, then such securities in a Fund's portfolio could increase a Fund's level of illiquidity. Notwithstanding the above none of the Aggressive Equity, American Value and U.S. Real Estate Funds may invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale.


REPURCHASE AGREEMENTS


    Each Fund may enter into repurchase agreements with brokers, dealers, banks or other financial institutions that meet the credit guidelines set by the Company's Board of Directors. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week and never exceeds one year. A repurchase agreement may be viewed as a fully collateralized loan of money by the Fund to the seller. The Fund always receives securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, a Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited. Repurchase agreements with durations (or maturities) over seven days in length are considered to be illiquid securities.


REVERSE REPURCHASE AGREEMENTS


    The Equity Growth, Mid Cap Growth and Value Funds may enter into reverse repurchase agreements with brokers, dealers, banks or other financial institutions that meet credit guidelines set by the Fund's Board of Directors. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by a Fund. A Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. A Fund will maintain with an appropriate custodian a separate account with a segregated portfolio of cash or liquid assets in an amount at least equal to its purchase obligations under these agreements (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect a Fund's net asset value. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision.


SHORT SALES

    The Aggressive Equity, Equity Growth, Mid Cap Growth and Value Funds may from time to time sell securities short without limitation, although they do not intend to sell securities short on a regular basis. A short sale is a transaction in which a Fund sells securities it either owns or has the right to acquire at no added cost (i.e., "against the box") or it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When a Fund makes a short sale of borrowed securities, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, a Fund will need to arrange through a broker to borrow the securities and, in so doing, the Fund will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.


    A Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or liquid assets. In addition, the Fund will place in a segregated account with an appropriate custodian an amount of cash or liquid assets equal to the difference, if any, between (1) the market value of the securities sold and (2) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    Each Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment, and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. It is the current policy of the Aggressive Equity, American Value and U.S. Real Estate Funds not to enter into when-issued commitments or delayed delivery securities exceeding, in the aggregate, 15% of the Fund's net assets other than obligations created by these commitments.

ZERO COUPONS; PAY-IN-KIND; DEFERRED PAYMENT SECURITIES

    The Funds may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. A Fund accrues income with respect to these securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

DERIVATIVE INSTRUMENTS

    The Funds are permitted to invest in various derivative instruments for both hedging and non-hedging purposes. Derivative instruments include options, futures and options on futures, structured notes, caps, floors, collars and swaps. Additionally, the Funds may invest in other derivative instruments that are developed over time if their use would be consistent with the objectives of the Funds. Each of the Funds, other than (to the extent described below) the Equity Growth, Mid Cap Growth and Value Funds, will limit its use of the foregoing derivative instruments for non-hedging purposes to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivative instruments. In addition, none of the Aggressive Equity, American Value and U.S. Real Estate Funds will enter into futures contracts and options on futures contracts to the extent that the notional value of its outstanding obligations to purchase securities under such contracts would exceed 20% of its total assets. The Equity Growth Fund will limit its use of derivative instruments to 50% of its total assets measured by the aggregate notional amount of outstanding derivative instruments, provided that no more than 33 1/3% of its total assets are invested, for non-hedging purposes, in derivatives other than futures and options on futures. The Mid Cap Growth and Value Funds will not enter into futures contracts to the extent that each Fund's outstanding obligations to purchase securities under these contracts, in combination with its outstanding obligations with respect to options transactions, would exceed 50% of its total assets. The Funds' investments in forward foreign currency contracts and derivatives used for hedging purposes are not subject to the limits described above.


    The Funds may use derivative instruments under a number of different circumstances to further their investment objectives. The Funds may use derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives. For example, a Fund may purchase derivatives to quickly gain exposure to a market in response to changes in the Fund's investment strategy, or upon the inflow of investable cash or when the derivative provides greater liquidity than the underlying securities market. A Fund may also use derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. Derivatives may also be used by a Fund for hedging purposes and in other circumstances when a Fund's Adviser believes it advantageous to do so consistent with the Fund's investment objective. The Funds will not, however, use derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by a particular Fund's investment policies, and then only in a manner consistent with such policies.


    Some of the derivative instruments in which the Funds may invest and the risks related thereto are described in more detail below.


    CAPS, FLOORS AND COLLARS. The Funds may invest in caps, floors and collars, which are instruments analogous to options transactions described below. In particular, a cap is the right to receive the excess of a reference rate over a given rate and is analogous to a put option. A floor is the right to receive the excess of a given rate over a reference rate and is analogous to a call option. Finally, a collar is an instrument that combines a cap and a floor. That is, the buyer of a collar buys a cap and writes a floor, and the writer of a collar writes a cap and buys a floor. The risks associated with caps, floors and collars are similar to those associated with options. In addition, caps, floors and collars are subject to risk of default by the counterparty because they are privately negotiated instruments.



    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase and sell futures contracts and options on futures contracts, including, but not limited to, securities index futures, foreign currency exchange futures, interest rate futures and other financial futures. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, instrument or basket thereof, at a specific future date and at a specified price. An option on a futures contract is a legal contract that gives the holder the right to buy or sell a specified amount of futures contracts at a fixed or determinable price upon the exercise of the option.



    The Funds may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or purchase securities index futures in order to gain market exposure. Subject to applicable laws, the Funds may engage in transactions in securities index futures contracts (and options thereon) which are traded on a recognized securities or futures exchange, or may purchase or sell such instruments in the over-the-counter market. There currently are limited securities index futures and options on such futures in many countries, particularly emerging markets countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets.


    The Funds may engage in transactions involving foreign currency exchange futures contracts. Such contracts involve an obligation to purchase or sell a specific currency at a specified future date and at a specified price. The Funds may engage in such transactions to hedge their respective holdings and commitments against changes in the level of future currency rates or to adjust their exposure to a particular currency.

    The Funds may engage in transactions in interest rate futures transactions. Interest rate futures contracts involve an obligation to purchase or sell a specific debt security, instrument or basket thereof at a specified future date at a specified price. The value of the contract rises and falls inversely with changes in interest rates. The Funds may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates.

    Financial futures are futures contracts relating to financial instruments, such as U.S. Government securities, foreign currencies and certificates of deposit. Such contracts involve an obligation to purchase or sell a specific security, instrument or basket thereof at a specified future date at a specified price. Like interest rate futures contracts, the value of financial futures contracts rises and falls inversely with changes in interest rates. The Funds may engage in financial futures contracts for hedging and non-hedging purposes.

    Under rules adopted by the Commodity Futures Trading Commission, each Fund may enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Fund's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-hedging activities.

    Gains and losses on futures contracts and options thereon depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of investments held by a Fund and the prices of futures and options relating to investments purchased or sold by the Fund, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position. The risk that a Fund will be unable to close out a futures position or options contract will be minimized by entering into futures contracts or options transactions for which there appears to be a liquid exchange or secondary market. The risk of loss in trading on futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing.



    OPTIONS TRANSACTIONS. The Funds may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to
(i) securities, instruments, indices or baskets thereof in which such Funds may invest and (ii) foreign currencies. Purchasing a put option gives a Fund the right to sell a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the option. Purchasing a call option gives a Fund the right to purchase a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the option.


    Each Fund also may write (i.e., sell) put and call options on investments held in its portfolio, as well as with respect to a foreign currency. A Fund that has written an option receives a premium, which increases the Fund's return on the underlying security or instrument in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Fund will limit its opportunity to profit from an increase in the market value of the underlying security or instrument above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. The Funds may only write options that are "covered." A covered call option means that so long as the Fund is obligated as the writer of the option, it will earmark or segregate sufficient liquid assets to cover its obligations under the option or own (i) the underlying security or instrument subject to the option,
(ii) securities or instruments convertible or exchangeable without the payment of any consideration into the security or instrument subject to the option, or
(iii) a call option on the same underlying security with a strike price no higher than the price at which the underlying instrument was sold pursuant to a short option position.

    By writing (or selling) a put option, a Fund incurs an obligation to buy the security or instrument underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election. The Funds may also write options that may be exercisable by the purchaser only on a specific date. A Fund that has written a put option will earmark or segregate sufficient liquid assets to cover its obligations under the option or will own a put option on the same underlying security with an equal or higher strike price.


    The Funds may engage in transactions in options which are traded on recognized exchanges or over-the-counter. There currently are limited options markets in many countries, particularly emerging markets countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of such option markets. The primary risks associated with the use of options are (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Fund and the prices of options relating to such investments; and (ii) possible lack of a liquid secondary market for an option.



    STRUCTURED NOTES. Structured Notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Funds may use structured notes to tailor their investments to the specific risks and returns the Adviser is willing to accept while avoiding or reducing certain other risks.



    SWAPS -- SWAP CONTRACTS. Swaps and Swap Contracts are derivatives in the form of a contract or other similar instrument in which two parties agree to exchange the returns generated by a security, instrument, basket thereof or index for the returns generated by another security, instrument, basket thereof or index. The payment streams are calculated by reference to a specific security, instrument, basket thereof or index and an agreed upon notional amount. The relevant indices include but are not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Funds may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

    A Fund will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two returns. A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. A Fund will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Company's Board of Directors.

    Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swaps market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swaps market has become relatively liquid. Swaps that include caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than "traditional" swaps.


    The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Funds would be less favorable than it would have been if this investment technique were not used.



YEAR 2000 RISKS.



    Like other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem". The Adviser is taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and obtain reasonable assurances that comparable steps are being taken by the Funds' other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact upon the Funds. In addition, the Year 2000 Problem may adversely affect the issuers of securities in which the Funds may invest which, in turn, may adversely affect the net asset value of the Funds.


                             INVESTMENT LIMITATIONS


    Each Fund, except the Aggressive Equity and U.S. Real Estate Funds, is a diversified investment company under the 1940 Act, and, therefore, with respect to 75% of its total assets, such Fund may not (a) invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities and (b) own more than 10% of the outstanding voting securities of any one issuer. The Aggressive Equity and U.S. Real Estate Funds are non-diversified investment companies under the 1940 Act, which means that each such Fund is not limited by the 1940 Act in the proportion of its total assets that may be invested in the obligations of a single issuer. Thus, each such Fund may invest a greater proportion of its total assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk resulting from such practice than a portfolio which is diversified. Each such Fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company.

    Each Fund also operates under certain investment restrictions that are deemed fundamental policies and may be changed only with the approval of the holders of a majority of the Fund's outstanding shares. See "Investment Limitations" in the Statement of Additional Information. In addition, each Fund operates under certain non-fundamental investment limitations as described in the Statement of Additional Information.

                           MANAGEMENT OF THE COMPANY


    INVESTMENT ADVISER. Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser") and administrator (the "Administrator") of the Funds. The Adviser provides investment advice and portfolio management services pursuant to an advisory agreement (the "Advisory Agreement") and, subject to the supervision of the Company's Board of Directors, makes the Funds' investment decisions, arranges for the execution of portfolio transactions and generally manages the Funds' investments. The Advisory Agreement also provides that the Adviser may appoint sub-advisers to perform these portfolio management responsibilities. See "Investment Sub-Advisers" below. The Adviser is entitled to receive an aggregate advisory fee computed daily and paid monthly at the following annual rates applied to the average daily net assets for each Fund:



Aggressive Equity Fund..................   0.90%
American Value Fund.....................   0.85%
Equity Growth Fund......................   0.80%
Mid Cap Growth Fund.....................   0.75%
U.S. Real Estate Fund...................   1.00%
Value Fund..............................   0.80%  First $500 million;
                                                  0.75% Next $500
                                                  million;
                                                  and 0.70% Over $1
                                                  billion



    The Adviser reserves the right in its sole discretion from time to time to waive all or a portion of its management fee or to reimburse the Funds for all or a portion of the Funds' other expenses.



    The Adviser is a wholly-owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $65 billion under management or supervision. Van Kampen's more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. The Distributor of the Company and the sponsor of the funds mentioned above is also a wholly-owned subsidiary of Van Kampen. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



    Van Kampen is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking, stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending; and credit services.


    INVESTMENT SUB-ADVISERS. Morgan Stanley Asset Management Inc. ("MSAM," or a "Sub-Adviser") is the investment sub-adviser of the Aggressive Equity, American Value, Equity Growth and U.S. Real Estate Funds and Miller Anderson & Sherrerd, LLP ("MAS," or a "Sub-Adviser") is the investment sub-adviser of the Mid Cap Growth and Value Funds. The Sub-Advisers provide investment advice and portfolio management services pursuant to investment sub-advisory agreements and, subject to the supervision of the Adviser and the Company's Board of Directors, make the Funds' investment decisions, arrange for the execution of portfolio transactions and generally manage the Funds' investments.

    The Sub-Advisers are entitled to receive sub-advisory fees computed daily and paid monthly. If the average daily net assets of a Fund during the monthly period are less than or equal to $500 million, the Adviser shall pay MSAM or MAS, as appropriate, one-half of the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period. If a Fund's average daily net assets for the monthly period are greater than $500 million, the Adviser shall pay MSAM or MAS, as appropriate, a fee for such monthly period equal to the greater of (a) one-half of what the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period would have been had the Fund's average daily net assets during such period been equal to $500 million, or (b) forty-five percent of the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period.


    MSAM, with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad. At June 30, 1998, MSAM had together with its affiliated institutional investment management companies, assets under management (including assets under fiduciary advisory control) totaling approximately $169 billion in assets under management. MAS is a Pennsylvania limited liability partnership founded in 1969 with its principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428. MAS provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as an investment adviser to several open-end investment companies since 1984. As of June 30, 1998, MAS had approximately $67 billion in assets under management.


    PORTFOLIO MANAGERS. The following individuals have primary portfolio management responsibility for the Funds noted below:


    AGGRESSIVE EQUITY FUND -- PHILIP W. FRIEDMAN, WILLIAM S. AUSLANDER AND KENNY RADER. Messrs. Friedman, Auslander and Rader have shared responsibility for managing Aggressive Equity Fund since September 23, 1998. Philip W. Friedman is a Managing Director of MSAM and Morgan Stanley and is a member of MSAM's investment management team. In addition to portfolio management, his equity research responsibilities include business equipment and services, capital goods, consumer durables, multi-industry and transportation. Prior to joining MSAM in 1997, he was the North American Director of Equity Research at Morgan Stanley. From 1990 to 1995, he was a member of Morgan Stanley's Equity Research team. Mr. Friedman graduated from Rutgers University with a B.A. (Phi Beta Kappa and Summa Cum Laude) in Economics. He also holds an M.B.A. from J.L. Kellogg School of Management at Northwestern University. William S. Auslander is a Vice President of MSAM. He joined the Firm in 1995 as an equity analyst in the Institutional Equity Group. Prior to joining MSAM he worked at Icahn & Co. for nine years as an equity analyst. He graduated from the University of Wisconsin at Madison with a B.A. in Economics and received an M.B.A. from Columbia University in 1993. Kenny Rader is a Vice President of MSAM. He joined the Firm in 1998 and is a portfolio manager in the Domestic Equity Group. Prior to joining Morgan Stanley Dean Witter & Co., he worked for various hedge funds including BEM Management and Odyssey Partners. He holds a B.S. degree from the University of Pennsylvania and is a Chartered Financial Analyst.



    AMERICAN VALUE FUND -- GARY G. SCHLARBAUM, WILLIAM B. GERLACH, BRADLEY S. DANIELS AND CHRIS LEAVY. Messrs. Schlarbaum, Gerlach and Daniels share primary responsibility for managing the American Value Fund. Gary G. Schlarbaum, a Managing Director of Morgan Stanley, joined MAS in 1987. He assumed responsibility for the MAS Funds' Equity and Small Cap Value Portfolios in 1987, the MAS Funds' Balanced Portfolio in 1992 and the MAS Funds' Multi-Asset-Class and Mid Cap Value Portfolios in 1994. Mr. Schlarbaum also is a Director of MAS Fund Distribution, Inc. He previously was with First Chicago Investment Advisers and was a Professor at the Krannert Graduate School at Purdue University. Mr. Schlarbaum holds a B.A. in Economics from Coe College and a Ph.D. in Applied Economics from University of Pennsylvania. Mr. Schlarbaum assumed primary responsibility for managing the Fund's assets in January, 1997. Mr. Gerlach joined MSAM in July, 1996 and has worked with the Adviser's affiliate, MAS for the past five years. He became a portfolio manager of the Fund in November, 1996. Mr. Gerlach also became a portfolio manager of the MAS Funds' Small Cap Value and Mid Cap Value Portfolios in 1996. Previously, he was with Alphametrics Corporation and Wharton Econometric Forecasting Associates. Mr. Gerlach holds a B.A. in Economics from Haverford College. Bradley S. Daniels, a Vice President of Morgan Stanley, joined MAS in 1985. He assumed responsibility for the MAS Funds' Small Cap Value Portfolio in 1986 and the MAS Funds' Mid Cap Value Portfolio in 1994. Mr. Daniels has shared responsibility for managing the Fund since 1996. Chris Leavy joined MAS in 1997. He served as a Portfolio Manager for Capitoline Investment Services from 1995-1997; a Portfolio Manager for Premier Trust Company from 1994 to 1995; and as a Research Analyst for Leavy Investment Management from 1993-1994. He assumed responsibility for the American Value Fund in 1998. Mr. Leavy holds a B.A. in Economics from Trinity University.

    EQUITY GROWTH FUND -- PHILIP W. FRIEDMAN, MARGARET K. JOHNSON AND WILLIAM S. AUSLANDER. Ms. Johnson has had primary responsibility for managing the Equity Growth Fund since May 29, 1998 and Mr. Friedman and Mr. Auslander have shared primary responsibility for managing the Equity Growth Fund since September 23, 1998. Margaret Johnson is a Principal of MSAM and Morgan Stanley and a Portfolio Manager in the Institutional Equity Group. She joined MSAM in 1984 and worked as an Analyst in the Marketing and Fiduciary Advisor areas. Ms. Johnson became a Equity Analyst in 1986 and a Portfolio Manager in 1989. She holds a B.A. degree from Yale College and is a Chartered Financial Analyst. For a description of the business experience of Messrs. Friedman and Auslander, see "Aggressive Equity Fund" above.



    MID CAP GROWTH FUND -- ARDEN C. ARMSTRONG AND DAVID P. CHU. Ms. Armstrong and Mr. Chu will share primary responsibility for managing the Fund's assets upon commencement of operations. Arden Armstrong, a Managing Director of Morgan Stanley, joined MAS in 1986. She assumed responsibility for the MAS Funds Mid Cap Growth Portfolio in 1990, the MAS Funds Growth Portfolio in 1993 and the MAS Funds Equity Portfolio in 1994. Ms. Armstrong holds a B.A. (Magna Cum Laude) in Economics from Brown University, an M.B.A. from the University of Pennsylvania -- Wharton School and is a Chartered Financial Analyst. David P. Chu, Vice President, Morgan Stanley, joined MAS in 1998. He served as Senior Equity Analyst from 1992 to 1997 and as Co-Portfolio Manager in 1997 for NationsBank and its subsidiary. TradeStreet Investment Associates. He assumed responsibility for the Mid Cap Growth Fund in 1998. Mr. Chu earned a B.S. degree from University of Michigan and an MBA from University of Pennsylvania-Wharton School.



    U.S. REAL ESTATE FUND -- RUSSELL PLATT AND THEODORE R. BIGMAN. Messrs. Platt and Bigman have shared primary responsibility for managing the Fund since its inception. Mr. Platt joined MSAM and Morgan Stanley in 1982 and currently is a Managing Director of MSAM and Morgan Stanley. He has primary responsibility for managing the real estate securities investment business for MSAM and serves as a member of the Investment Committee of The Morgan Stanley Real Estate Fund ("MSREF"). Previously, Mr. Platt served as a Director of MSREF, where he was involved in capital raising, acquisitions, oversight of investments and investor relations. From 1991 to 1993, Mr. Platt was head of Morgan Stanley's Transaction Development Group, which was responsible for identifying and structuring real estate investment opportunities for MSAM and its clients worldwide. Mr. Platt graduated from Williams College in 1982 with a B.A. in Economics and received his M.B.A. from Harvard Business School in 1986. Mr. Bigman joined MSAM and Morgan Stanley in 1995 and currently is a Principal of MSAM and Morgan Stanley. Together with Mr. Platt, he is responsible for MSAM's real estate securities research. Prior to joining MSAM, he was a Director at CS First Boston, where he worked for eight years in the Real Estate Group. Since 1992, Mr. Bigman established and managed the REIT effort at CS First Boston including primary responsibility for $2.5 billion of initial public offerings by real estate investment trusts. Mr. Bigman graduated from Brandeis University with a B.A. in Economics and received his M.B.A. from Harvard University.


    VALUE FUND -- ROBERT J. MARCIN, RICHARD M. BEHLER AND NICHOLAS J. KOVICH. Messrs. Marcin, Behler and Kovich have shared primary responsibility for managing the Value Fund since its inception. Robert J. Marcin, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds' Value Portfolio in 1990 and the MAS Funds' Equity Portfolio in 1994. Mr. Marcin holds a B.A. (Cum Laude) from Dartmouth College and is a Chartered Financial Analyst. Richard M. Behler, a Principal of Morgan Stanley, joined MAS in 1995. He served as a Portfolio Manager from 1992 through 1995 for Moore Capital Management. He assumed responsibility for the MAS Funds' Value Portfolio in 1996. Mr. Behler holds a B.A. (Cum Laude) in Economics from Villanova University and an M.A. and Ph.D. in Economics from University of Notre Dame. Nicholas J. Kovich, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds' Equity Portfolio in 1994 and the MAS Funds' Value Portfolio in 1997. Mr. Kovich received a B.S. in Chemical Engineering and an M.B.A. from University of Kansas.

    ADMINISTRATOR. The Administrator provides the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services provided under the Administration Agreement are subject to the supervision of the officers and Board of Directors of the Company and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Company dividend disbursing and transfer agent services. For its services under the Administration Agreement, the Company pays the Administrator a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Funds.

    Under sub-administration agreements between the Administrator and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, provides certain administrative services to the Company. The Administrator supervises and monitors such administrative services provided by CGFSC. The services provided under the sub-administration agreement are subject to the supervision of the Board of Directors of the Company. The Board of Directors of the Company has approved the provision of services described above pursuant to the sub-administration agreement as being in the best interests of the Company. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information on the Administration Agreement, see "Management of the Company" in the Statement of Additional Information.


    DIRECTORS AND OFFICERS. Pursuant to the Company's Articles of Incorporation, the Board of Directors decides upon matters of general policy and reviews the actions of the Adviser, Sub-Advisers, Administrator and the Company's Distributor. The officers of the Company conduct and supervise its daily business operations.



    DISTRIBUTOR. Van Kampen Funds Inc. (the "Distributor") serves as the distributor of the shares of the Company. Under its distribution agreement (the "Distribution Agreement") with the Company, the Distributor sells shares of the Company upon the terms and at the current offering price described in this Prospectus. The Distributor is not obligated to sell any specific number of shares of the Company.


    The Company currently offers Class A shares, Class B shares and Class C shares of the Funds. The Company may in the future offer one or more classes of shares for each Fund that may have sales charges or other distribution charges or a combination thereof different from those of the classes currently offered.


    The Board of Directors of the Company has approved and adopted the Distribution Agreement for the Company and a plan for each class of the Funds pursuant to Rule 12b-1 under the 1940 Act (each a "Plan" and together, the "Plans"). Under each Plan, the Distributor is entitled to receive from each Fund a distribution fee, which is accrued daily and paid no more frequently than monthly, at a maximum rate of up to 0.75% of the Class B shares and Class C shares of each Fund, on an annualized basis of the average daily net assets of such classes. The actual amount of such compensation is based upon the expenses incurred by the Distributor. With respect to Class B shares, the Distributor expects to utilize substantially all of its fee to reimburse itself for commissions paid to investment dealers, banks or financial services firms that provide distribution services ("Participating Dealers"). With respect to Class C shares, the Distributor expects to reallocate substantially all of its fee to such Participating Dealers. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares. Class A shares, Class B shares and Class C shares are subject to a service fee at an annual rate of 0.25% on an annualized basis of the average daily net assets of such class of shares of a Fund. In addition to such payments, the Adviser or its affiliates may pay certain expenses associated with activities which might be construed to be financing the sale of these Funds' shares including payments to third parties that provide assistance in the distribution effort (in addition to selling shares and providing shareholder services). Any payments by the Adviser or its affiliates will be made directly from their assets and will not be made from the assets of the Company or by the assessment of a charge on shares.



    The Plans obligate the Funds to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan. Thus, under each Plan, even if the Distributor's actual expenses exceed the fee payable to it thereunder at any given time, the Funds will not be obligated to pay more than that fee.


    Each Plan for a class of Company shares, under the terms of Rule 12b-1, will remain in effect only if approved at least annually by the Company's Board of Directors, including those directors who are not "interested persons" of the Company as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related thereto ("12b-1 Directors"). Each Plan may be terminated at any time by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the applicable class of such Fund. The fee set forth above will be paid by the appropriate class to the Distributor unless and until a Plan is terminated or not renewed. The Company intends to operate each Plan in accordance with its terms and the NASD Conduct Rules concerning sales charges.



    PAYMENTS TO FINANCIAL INSTITUTIONS. The Adviser or its affiliates may compensate certain financial institutions for the continued investment of their customers' assets in the Funds pursuant to the advice of such financial institutions. These payments will be made directly by the Adviser or its affiliates from their assets, and will not be made from the assets of the Company or by the assessment of a sales charge on shares. Such financial institutions may also perform certain shareholder or recordkeeping services that would otherwise be performed by Investor Services (defined below). The Adviser may elect to enter into a contract to pay the financial institutions for such services.


    EXPENSES. Each Fund is responsible for payment of certain other fees and expenses (including professional fees, custodial fees and printing and mailing costs) specified in the Administration and Distribution Agreements.

                               PURCHASE OF SHARES

GENERAL

    The Company offers three classes of shares to the public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "Participating Dealers."


    As of the date of this Prospectus the Mid Cap Growth Fund is not offering shares. As of the date of this Prospectus, the American Value Fund has suspended the continuous offering of its shares to new investors. However, existing shareholders may continue to purchase additional shares, as well as those in retirement plan and certain distribution programs as determined from time to time by the Distributor and as listed in the Company's Statement of Additional Information.


    Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. The $500 minimum may be waived by the Distributor for plans involving periodic investments. Shares of the Company may be sold in foreign countries where permissible. The Company and the Distributor reserve the right to refuse any order for the purchase of shares. The Company also reserves the right to suspend the sale of the Company's shares in response to conditions in the securities markets or for other reasons.


    Shares of the Funds available for sale may be purchased on any business day through Participating Dealers. Shares may also be purchased by completing the application accompanying this Prospectus and forwarding the application, through the Participating Dealer, to the shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly-owned subsidiary of Van Kampen. When purchasing shares of the Company, investors must specify the Fund and whether the purchase is for Class A shares, Class B shares or Class C shares.


    Shares are offered at the next determined net asset value per share, plus an initial or contingent deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. See "Valuation of Shares" for a further description of net asset value computations.


    Generally, the net asset values per share of the Class A shares, Class B shares and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by a Participating Dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by Participating Dealers after the close of the New York Stock Exchange (the "NYSE") are priced based on the net asset value per share calculated after the next day's close provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of Participating Dealers to transmit orders received by them to the Distributor so they will be received prior to such time.


    Each class of shares represents an interest in the same portfolio of investments, has the same rights and is identical in all respects, except that
(i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including higher distribution fees) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan to which its distribution fee or service fee is paid, (iii) certain shares are subject to a conversion feature, (iv) each class has different exchange privileges and (v) each class has different shareholder service options available. The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the higher distribution fees associated with such class of shares. Sales personnel of Participating Dealers distributing the Company's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.

    In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperments. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated distribution fees and contingent deferred sales charges on Class B shares prior to conversion or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Fund Expenses" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases shares at net asset value, as described herein under "Purchase of Shares -- Class A Shares." For these reasons, it is presently the policy of the Distributor not to accept any order of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares as it ordinarily would be more beneficial for such an investor to purchase Class A shares.


    Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for most accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a contingent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares will be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A or Class B shares, rather than Class C shares.



    Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, prefer not to pay redemption charges and/or have a longer-term investment horizon. Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon and/ or desire a short contingent deferred sales charge schedule.


    The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any CDSC incurred upon redemption within five years or one year, respectively, of purchase. Investors should understand that the purpose and function of the CDSC and ongoing distribution fee with respect to Class B shares and Class C shares are the same as those of the initial sales charge with respect to Class A shares. See "Distribution Plans."


    The Distributor may from time to time implement programs under which a Participating Dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any Participating Dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the Participating Dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Company. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Company. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances, additional compensation or promotional incentives may be offered to Participating Dealers that have sold or may sell significant amounts of shares during specified periods of time. Such fees paid for such services and activities with respect to a Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. All of the foregoing payments are made by the Distributor out of its own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


CLASS A SHARES


    The public offering price of Class A shares is the next determined net asset value per share plus a sales charge, as set forth herein.


SALES CHARGE TABLE

                                                                        REALLOWED TO
                                                                          DEALERS
                                    AS % OF          AS % OF NET          (AS % OF
SIZE OF INVESTMENT              OFFERING PRICE     AMOUNT INVESTED    OFFERING PRICE)
------------------------------  ---------------   -----------------   ----------------
Less than $50,000.............       5.75               6.10                5.00
$50,000 but less than
 $100,000.....................       4.75               4.99                4.00
$100,000 but less than
 $250,000.....................       3.75               3.90                3.00
$250,000 but less than
 $500,000.....................       2.75               2.83                2.25
$500,000 but less than
 $1,000,000...................       2.00               2.04                1.75
$1,000,000 or more*...........         *                  *                  *

--------------


* No initial sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% in the event of certain redemptions within one year of the purchase. A commission will be paid to brokers, dealers or financial intermediaries who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the excess over $3 million. See "Purchase of Shares -- Purchase of Class B Shares" and "-- Purchase of Class C Shares" for additional information with respect to contingent deferred sales charges.


    In addition to the reallowances from the applicable public offering price described herein, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to Participating Dealers that sell shares of the Company. Participating Dealers which are reallowed all or substantially all of the sales charges may be deemed to be underwriters for purposes of the 1933 Act.

    The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Company for their clients a transaction fee up to the level of the reallowance allowable to Participating Dealers described herein. Such financial institutions, other industry professionals and Participating Dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Company. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

QUANTITY DISCOUNTS

    Investors purchasing Class A shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

    Investors or their Participating Dealers must notify the Company whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their Participating Dealer or the Distributor.

    A person eligible for a reduced sales charge includes an individual, their spouse and children under 21 years of age, and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.


    The phrase "Participating Funds," as used herein, refers to certain open-end investment companies advised by the Adviser or Van Kampen Asset Management Inc. ("Asset Management") and distributed by the Distributor as determined from time to time by the Company's Board of Directors.


    VOLUME DISCOUNTS. The size of investment shown in the preceding sales charge table applies to the total dollar amount being invested by any person in shares of a Fund or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

    CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.


    LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the sales charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchased amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustments in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application form accompanying this Prospectus.


OTHER PURCHASE PROGRAMS

    Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Company or the Distributor. The Company reserves the right to modify or terminate these arrangements at any time.

    UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Company permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Company at net asset value with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Company and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the Participating Dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their Participating Dealer or the Distributor.


    The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in a Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each participating investor in a computerized format fully compatible with Investor Services' processing system.


    As further requirements for obtaining these special benefits, the Company also requires that all dividends and other distributions by a Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Company will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Company reserves the right to modify or terminate this program at any time.


    NAV PURCHASE OPTIONS. Class A shares of a Fund may be purchased at net asset value per share without an initial sales charge, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:



        (1) Current or retired trustees/directors of funds advised by the Adviser or Asset Management and such persons' families and their beneficial accounts.


        (2) Current or retired directors, officers and employees of Morgan Stanley Group Inc. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.


        (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institution.



        (4) Registered investments advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay Participating Dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.



        (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through national wirehouse alliance programs subject to certain minimum size and operational requirements. Directors and other fiduciaries should refer to the Statement of Additional Information for further detail with respect to such alliance programs.



        (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.



        (7) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.



        (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Section 403(b) and similar accounts for which Van Kampen Trust Company ("Van Kampen Trust") serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales up to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.



        (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of a Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of a Fund and other Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members, and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participant's account in connection with this privilege will be subject to a contingent deferred sales charge of one percent in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


    The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and a person's spouse's parents.


    Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described herein under "Distribution Plans" on purchases made as described in (3) through
(9) above.


    The Company may terminate, or amend the terms of, offering shares of the Funds at net asset value to the foregoing groups at any time.

PURCHASE OF CLASS B SHARES

    Class B shares of the Funds may be purchased at net asset value without an initial sales charge. However, a CDSC will be imposed on certain Class B shares redeemed within five years of purchase. The charge is assessed on an amount equal to the lesser of the then-current market value of the Class B shares redeemed or the total cost of such shares. Accordingly, the CDSC will not be applied to dollar amounts representing an increase in the net asset values above the initial purchase price of the shares being redeemed. In addition, no charge is assessed on redemptions of Class B shares derived from reinvestment of dividends or capital gains distributions.

    In determining whether the CDSC is applicable to a redemption, the calculation is made in the manner that results in the lowest possible rate. Therefore, it is assumed that the redemption is first of any Class B shares in the shareholder's account that represent reinvested dividends and/or distributions, and/or of Class B shares held longer than five years after purchase, and next of Class B shares held the longest during the initial five-year period after purchase. The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase of Class B shares until the redemption of such shares (the "holding period"). The following table sets forth the rates of the CDSC.

CONTINGENT DEFERRED SALES CHARGE

                                SALES CHARGE AS
                                 PERCENTAGE OF
                                      THE
                                 DOLLAR AMOUNT
YEAR SINCE PURCHASE                SUBJECT TO
PAYMENT WAS MADE                     CHARGE
------------------------------  ----------------
First.........................        5.00%
Second........................        4.00%
Third.........................        3.00%
Fourth........................        2.50%
Fifth.........................        1.50%
Thereafter....................         None*

--------------

* As described more fully below, Class B shares automatically convert to Class A shares after the eighth year following purchase.

    Proceeds from any CDSC are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution-related services to the Company in connection with the sale of the Class B shares. The Distributor will make payments to the Participating Dealers that handle the purchases of such shares at a rate not in excess of 4.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers a portion of its distribution fee under the Rule 12b-1 Plan as described under "Management of the Company -- Distributor" above. Additionally, the Distributor may pay additional promotional incentives in the form of cash or other compensation to authorized dealers that sell Class B shares of the Funds. The combination of the CDSC and the distribution fee facilitates the ability of the Company to sell the Class B shares without a sales charge being deducted at the time of purchase.

    AUTOMATIC CONVERSION TO CLASS A SHARES. After the eighth year following purchase, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution fees. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. Under current tax law, the conversion is not a taxable event to the shareholder.

PURCHASE OF CLASS C SHARES


    Class C shares of the Funds may be purchased at the net asset value per share and such shares are subject to a CDSC at the rate of 1.00% of the lesser of the current market value of the shares redeemed or the total cost of such shares for shares that are redeemed within one year of purchase. The Distributor will generally make payments to the Participating Dealers that handle the purchases of such shares at the rate of up to 1.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers most of its distribution fee, with respect to such shares, under the Rule 12b-1 Plan for such class of shares, as described under "Management of the Company -- Distributor" above. In determining whether a CDSC is payable, and, if so, the amount of the fee or charge, it is assumed that shares not subject to such fee or charge are the first redeemed.


WAIVER OF CDSC


    The CDSC will be waived on the redemption of Class B or Class C shares (i) following the death or initial determination of disability (as defined in the Code) of a shareholder; (ii) certain distributions from an IRA or other retirement plan; (iii) to the extent that shares redeemed have been withdrawn from a Systematic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the Withdrawal Plan is established; (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares; or (v) effected pursuant to the right of the Company to liquidate a shareholder's account as described under "Redemption of Shares". A shareholder, or their representative, must notify the Company's Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver. The shareholder is responsible for providing sufficient documentation to the Transfer Agent to verify the existence of such circumstances. For information on the imposition and waiver of the CDSC, contact Investor Services at 1-800-282-4404.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

    No initial sales charge or CDSC will be payable on the shares of the Funds or classes thereof purchased through the automatic reinvestment of dividends and distributions on shares of the Funds.

REINSTATEMENT PRIVILEGE OF EACH CLASS


    A shareholder who has redeemed Class A shares of a Participating Fund may reinvest up to the full amount received at net asset value per share at the time of the reinvestment in Class A shares of the Funds without payment of a sales charge. A shareholder who has redeemed Class B shares of a Participating Fund and paid a CDSC upon such redemption may reinvest up to the full amount received upon redemption in Class A shares of a Fund at net asset value per share with no initial sales charge. A Class C shareholder who has redeemed shares of a Participating Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of a Fund with credit given for any CDSC paid upon such redemption. The reinstatement privilege as to any specific Class A, Class B or Class C shares must be exercised within 180 days of the redemption. The Transfer Agent must receive from the shareholder or the shareholder's Participating Dealer both a written request for reinstatement and a check or wire which does not exceed the redemption proceeds. The written request must state that the reinvestment is made pursuant to this reinstatement privilege. If a loss is realized on the redemption of Class A shares, the reinvestment may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinstatement privilege may be terminated or modified at any time. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust for repayment of principal (and interest) on their borrowings on such plan. See the Statement of Additional Information for further discussion of waiver provisions.


                              SHAREHOLDER SERVICES

    The Company offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Company at any time.


    INVESTMENT ACCOUNT. Each shareholder has an investment account under which shares are held by Investor Services. Investor Services acts as transfer agent for the Company and performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder will receive statements at least quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to Investor Services.



    SHARE CERTIFICATES. Generally, the Company will not issue share certificates. However, upon written or telephone request to the Company, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Company. A shareholder will be required to surrender such certificates upon redemption or transfer thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Series Fund, Inc. c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.



    REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the applicable Fund. Such shares are acquired at net asset value (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, or in writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Dividends and Distributions."

    AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.



    DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus or by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, elect to have all dividends and other distributions paid on a class of shares of the Company invested in shares of the same class of any Participating Fund, so long as a pre-existing account for such class of shares exists for such shareholder. Both accounts must also be of the same type, either non-retirement or retirement. Any two non-retirement accounts can be used. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual.


    If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected portfolio at its net asset value as of the payable date of the distribution only if shares of such selected portfolio have been registered for sale in the investor's state and are currently available for sale.


    RETIREMENT PLANS. Eligible investors may establish IRAs; SEP; pension and profit sharing plans; 401(k) plans; or Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.



    EXCHANGE PRIVILEGE. Shares of the Funds may be exchanged for shares of the same class of another Participating Fund based on the net asset value per share of each Fund on the date of exchange, subject to certain limitations. Before effecting an exchange, shareholders in the Company should obtain and read a current prospectus of the Participating Funds into which the exchange is to be made. SHAREHOLDERS MAY ONLY EXCHANGE INTO SUCH OTHER PARTICIPATING FUNDS AS ARE LEGALLY AVAILABLE FOR SALE IN THEIR STATE AND ARE CURRENTLY AVAILABLE FOR SALE.



    To be eligible for exchange, shares of a Fund generally must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of a Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.



    Class A shares of a Participating Fund that generally imposes an initial sales charge are not subject to any sales charge upon exchange into another Participating Fund. Class A shares of a Participating Fund that does not impose an initial sales charge will be subject to the applicable sales charge of the Participating Fund being obtained in the exchange.


    No sales charge is imposed upon the exchange of a Class B share or a Class C share. The CDSC schedule, conversion schedule and holding period applicable to a Class B share or a Class C share acquired through the exchange privilege is determined by reference to the Participating Fund from which such share originally was purchased.

    Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.


    A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at
(800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. See "Redemption of Shares -- Telephone Transaction Procedures" for more information. The exchange will take place at the relative net asset value per share of the shares next determined after receipt of such request with adjustment for any additional sales charge. Any shares exchanged begin earning dividends on the next business day after the exchange is affected. If the exchanging shareholder does not have an account in the Participating Fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or dividend diversification options for the new account, an exchanging shareholder must file a specific written request. The Company reserves the right to reject any order to acquire its shares through exchange. In addition, the Company may restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


    SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. Investors whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the principal, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25.


    The CDSC on Class B and Class C shares is waived for withdrawals under the Systematic Withdrawal Plan of a maximum of 1% per month, 3% per quarter, 6% semiannually or 12% annually, of the value of a shareholder's account at the time the Systematic Withdrawal Plan is commenced. Under this CDSC waiver policy, amounts withdrawn each period will be paid by redeeming first shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If shares subject to a CDSC must be redeemed, shares held for the longest period of time will be redeemed first and continuing with shares held the next longest period of time until shares held the shortest period of time are redeemed.


    Under the plan, sufficient shares of the Company are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Company reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.


    AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing to Investor Services or by calling 1-800-282-4404. A shareholder's bank may charge a fee for ACH transfers.



    TRANSFER OF REGISTRATION. You may transfer the registration of any of your Company shares to another person by writing to the Company c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, Missouri 64141-9256. As in the case of redemptions, the written request must be received in "good order" before any transfer can be made. Shares held in broker street name may be transferred only by contacting your Participating Dealer.

    INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.van-kampen.com for further instruction. Van Kampen and its subsidiaries, including Investor Services (collectively "VK"), and the Funds employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, neither VK nor the Funds will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


                              REDEMPTION OF SHARES


    Shareholders may redeem for cash some or all of their shares without charge by the Company (other than any applicable CDSC) at any time by sending a written request in proper form directly to the Company c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through a Participating Dealer or by calling the Company. See "Purchase of Shares" for a discussion of applicable CDSC levels.



    WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to Investor Services, the redemption request should indicate the number of shares or dollars to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, additional documents may be necessary. The redemption price is the net asset value per share next determined after the request is received by Investor Services in proper form. Payment for shares redeemed will ordinarily be made by check mailed within seven business days after acceptance by Investor Services of the request and any other necessary documents in proper order.



    DEALER REDEMPTION REQUESTS. Shareholders may redeem shares through their securities dealer, who will submit the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value per share next calculated after an order is received (less any applicable CDSC) by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a redemption request prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the redemption request. Payment for shares redeemed (less any sales charges, if applicable) will ordinarily be made by check mailed within three business days to the dealer.



    TELEPHONE REDEMPTION REQUESTS. The Company permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Company at (800) 282-4404, or (800) 772-8889 for the hearing impaired, to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. See "Telephone Transaction Procedures" for more information. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason, in such case, a shareholder would have to use the Company's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., Eastern Time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


    For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address or bank account of record has been changed within 30 days prior to a telephone redemption request. The Company reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.


    REDEMPTION UPON DEATH OR DISABILITY. The Company will waive the CDSC on redemptions following the death or disability of holders of Class B shares and Class C shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Company does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B shares and Class C shares.



    In cases of death or disability, the CDSC on Class B shares and Class C shares will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.



    GENERAL REDEMPTION INFORMATION. If the shares to be redeemed have been recently purchased by check, Investor Services may delay mailing a redemption check or wiring redemption proceeds until it confirms that the purchase check has cleared, usually a period of up to 15 days. In addition, the redemption payment may be delayed or the right of redemption suspended by the Fund pursuant to rules of the SEC.



    The Company may redeem any shareholder account with a value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days' advance written notice of any such involuntary redemption will be given and the shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value per share without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.



    A custodian of a retirement plan account may charge fees based on the custodian's fee schedule. IRA redemption requests should be sent to the IRA custodian to be forwarded to Investor Services. Where Van Kampen Trust serves as IRA custodian, special IRA, 403(b)(7), or Keogh redemption forms must be obtained from and be forwarded to Van Kampen Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information. Reinstatement privileges (as otherwise described under "Purchase of Shares -- Reinstatement Privilege of Each Class" above) also extend to participants in eligible retirement plans held or administered by Van Kampen Trust who repay the principal and interest on their borrowings from such plans.


    FOR SHARES HELD IN BROKER STREET NAME, YOU CANNOT REQUEST REDEMPTION BY TELEPHONE OR BY MAIL; SUCH SHARES MAY BE REDEEMED ONLY BY CONTACTING YOUR PARTICIPATING DEALER.


    TELEPHONE TRANSACTION PROCEDURES. Van Kampen and its subsidiaries, including Investor Services (collectively, "VK") and the Company employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VK nor the Company will be liable for following instructions which it reasonably believes to be genuine. VK and the Company may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.


                              VALUATION OF SHARES

    Net asset value is calculated separately for each class of each Fund. The net asset value per share of each class of shares of a Fund is determined by dividing the total fair market value of the investments and other assets attributable to such class of shares, less all liabilities attributable to such class of shares, by the total number of outstanding shares of such class of shares. Net asset value per share of a Fund is determined as of the regular close of the NYSE (currently 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Securities listed on a securities exchange for which market quotations are available are valued at their closing price. If no closing price is available, such securities will be valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers.

    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used. The "amortized cost" method of valuation does not take into account unrealized gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the instrument.

    The value of other assets and securities for which no quotations are readily available (including illiquid and unlisted foreign securities) and those securities for which it is inappropriate to determine prices in accordance with the above procedures are determined in good faith at fair value using methods determined by the Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars at the mean of the bid price and asked price of such currencies against the U.S. Dollar as quoted by a major bank.

                             PORTFOLIO TRANSACTIONS

    The Adviser and the applicable Sub-Adviser select the brokers or dealers that will execute the purchases and sales of investment securities for the applicable Fund. The Adviser and the applicable Sub-Adviser may, consistent with NASD rules, place portfolio orders with qualified broker-dealers who recommend the applicable Fund to their clients or who act as agents in the purchase of shares of the Fund for their clients.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser and the applicable Sub-Adviser may allocate a portion of the Company's portfolio brokerage transactions to Morgan Stanley & Co. Incorporated ("Morgan Stanley") and affiliates of the Adviser and the Sub-Advisers or broker affiliates of Morgan Stanley under procedures adopted by the Board of Directors. For such portfolio transactions, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers for comparable transactions involving similar securities being purchased or sold during a comparable period of time.

    Although the objective of each Fund is not to invest for short-term trading, each Fund will seek to take advantage of trading opportunities as they arise to the extent they are consistent with the Fund's objective. Accordingly, investment securities may be sold from time to time without regard to the length of time they have been held. High portfolio turnover (i.e. 100% or more) involves correspondingly greater transaction costs which will be borne directly by a Fund. In addition, high portfolio turnover may result in more capital gains which would be taxable to the shareholders of the Fund. See "Financial Highlights" above for the Funds' historical portfolio turnover rates.


                            PERFORMANCE INFORMATION

    The Company may from time to time advertise total return of the Funds. THESE FIGURES WILL BE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows what an investment in a Fund would have earned over a specified period of time (such as one, three, five or ten years) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period. Total return does not take into account any federal or state income taxes consequences to shareholders subject to tax. The Company may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc. and Morgan Stanley Capital International.


PERFORMANCE OF INVESTMENT SUB-ADVISERS



    The Mid Cap Growth Fund was modeled after a portfolio of the MAS Funds, which is currently managed by MAS. The MAS Portfolio has substantially the same investment objective, policies and strategies as the Mid Cap Growth Fund. In addition, the Adviser and MAS intend the Mid Cap Growth Fund to be managed by the same personnel and to continue to have closely similar investment strategies, techniques and characteristics as the corresponding MAS Portfolio. Past investment performance of the MAS Portfolio, as shown in the table below, may be relevant to your consideration of investment in the Mid Cap Growth Fund. The investment performance of the MAS Portfolio is not necessarily indicative of future performance of the Mid Cap Growth Fund. Also, the operating expenses of the Mid Cap Growth Fund will be different from, and may be higher than, the operating expenses of the MAS Portfolio. The investment performance of the MAS Portfolio is provided merely to indicate the experience of MAS in managing a similar investment portfolio.



    The data set forth below under the heading "Return With Sales Charge" is adjusted to reflect the Mid Cap Growth Fund's projected operating expenses and
(i) with respect to the Class A shares, to take into account a maximum 5.75% initial sales charge applicable to purchases of Class A shares of the Mid Cap Growth Fund, (ii) with respect to Class B shares, to take into account the applicable CDSC that is imposed if Class B shares of the Mid Cap Growth Fund are redeemed within the year of their purchase indicated and (iii) with respect to the Class C shares, to take into account a 1.00% CDSC that is imposed if Class C shares of the Mid Cap Growth Fund are redeemed within one year of their purchase. The data set forth below under the heading "Return Without Sales Charge" is adjusted to reflect the Mid Cap Growth Fund's projected operating expenses and not adjusted to take into account such sales charges.



       TOTAL RETURN FOR THE MAS PORTFOLIO FOR GROWTH INSTITUTIONAL CLASS
             (A SEPARATE MUTUAL FUND FROM THE MID CAP GROWTH FUND)
                       FOR THE PERIOD ENDED JUNE 30, 1998
  (ADJUSTED TO REFLECT PROJECTED OPERATING EXPENSES AND, WHERE INDICATED, THE
                           SALES CHARGES OF THE FUND)


RETURN WITH
SALES CHARGE                                                 1 YEAR      5 YEARS    SINCE INCEPTION(1)
----------------------------------------------------------  ---------  -----------  -------------------
Class A (of 5.75%)........................................      42.53%      22.61%           21.65%
Class B (of 5.00%)........................................      45.48%      23.60%           22.34%
Class C (of 1.00%)........................................      49.48%      23.73%           22.34%


RETURN WITHOUT
SALES CHARGE
----------------------------------------------------------
Class A...................................................      51.23%      24.07%           22.53%
Class B...................................................      50.48%      23.73%           22.34%
Class C...................................................      50.48%      23.73%           22.34%


--------------

(1) Commenced Operations on March 30, 1990.

    The past performance of the MAS Portfolio for Growth Institutional Class is no guarantee of the future performance of the Mid Cap Growth Fund.


                          DIVIDENDS AND DISTRIBUTIONS

    Shareholders will automatically be credited with all dividends and distributions in additional shares at net asset value, without payment of any sales charge of the Funds, except that, upon written notice to the Company or by checking off the appropriate box in the account application form, a shareholder may elect to receive dividends and/or distributions in cash.

    Each of the Equity Growth and Mid Cap Growth Funds expects to distribute substantially all of its net investment income in the form of annual dividends and each of the Aggressive Equity, American Value, U.S. Real Estate and Value Funds expects to distribute substantially all of its net investment income in the form of quarterly dividends. Each of the Funds expects to distribute net realized gains, if any, annually. Confirmations of the purchase of shares of a Fund through the automatic reinvestment of income dividends and capital gains distributions will be provided, pursuant to Rule 10b-10(b) under the Securities Exchange Act of 1934, as amended, on the next quarterly client statement following such purchase of shares. Consequently, confirmations of such purchases will not be provided at the time of completion of such purchases, as might otherwise be required by Rule 10b-10.

    Any undistributed net investment income and undistributed realized gains increase a Fund's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" or "ex-distribution" date, the net asset value per share excludes the dividend or distribution (i.e., is reduced by the per share amount of the dividend or distribution). Dividends and distributions paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders subject to tax.

    Expenses of the Company allocated to a particular class of shares of a Fund will be borne on a pro rata basis by each outstanding share of that class.

                                     TAXES

TAX STATUS OF THE FUNDS


    The following summary of certain federal income tax consequences is based on current federal income tax laws and regulations, which may be changed by legislative, judicial or administrative action, possibly with retroactive effect. See also the tax sections in the Statement of Additional Information.


    No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.


    Each of the Funds is generally treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately, rather than to the Company as a whole. Accordingly, net long-term and short-term capital gains, net income and operating expenses will be determined separately for each Fund.



    Each Fund has elected and qualified, and intends to continue to qualify each year, for the special tax treatment afforded "regulated investment companies" ("RICs") under Subchapter M of the Code so that each will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss, less any available capital loss carryforward) which is distributed to its shareholders.



DISTRIBUTIONS AND DISPOSITIONS



    Each Fund distributes substantially all of its net investment income (including, for this purpose, net short-term capital gain) to its shareholders. Dividends paid by a Fund from its net investment income will be taxable to the shareholders of the Fund as ordinary income, whether received in cash or in additional shares, if the shareholder is subject to tax. Dividends paid by a Fund attributable to dividends received with respect to shares of domestic corporations may qualify for the dividends-received deduction for corporations.



    Distributions of net capital gains ("capital gain dividends") are taxable to shareholders subject to tax as long-term capital gains, regardless of how long the shareholder has held a Fund's shares. Capital gain dividends are not eligible for the corporate dividends-received deduction. Each Fund will make annual reports to shareholders of the federal income tax status of all distributions. See the discussion below for a summary of the tax rates applicable to capital gains (including capital gain dividends).



    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and net capital gains prior to the end of each calendar year to continue to qualify as a RIC under the Code and to avoid liability for federal income and excise taxes.



    Dividends and other distributions declared by a Fund in October, November or December that are payable as of a record date in such month and are paid at any time during January of the following year are treated as having been paid by the Fund and received by the shareholders on December 31st of the year in which they are declared.



    The sale, exchange or redemption of shares may result in taxable gain or loss to the selling, exchanging or redeeming shareholder, depending upon whether the fair market value of the sale, exchange or redemption proceeds exceeds or is less than the shareholder's adjusted tax basis in the sold, exchanged or redeemed shares. If capital gain dividends have been paid with respect to shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of such capital gain dividends. Shareholders may also be subject to state and local taxes on distributions from the Funds.



    The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less, or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is at 35%. A special 28% tax rate may apply to a portion of the capital gain dividends paid by the Fund with respect to its taxable year ended June 30, 1998.



    THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS AND SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.


                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK


    The Company was organized as a Maryland corporation on August 14, 1992 under the name Morgan Stanley Fund, Inc. On July 14, 1998 the Company adopted its current name. The Amended Articles of Incorporation currently permit the Company to issue 28.5 billion shares of common stock, par value $.001 per share. Pursuant to the Company's By-Laws, the Board of Directors may increase the number of shares the Company is authorized to issue without the approval of the shareholders of the Company. The Board of Directors has the power to designate one or more classes of shares of common stock and to classify and reclassify any unissued shares with respect to such classes.



    The shares of each Fund, when issued, will be fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Except as described herein, the shares have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Under Maryland law, the Company is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act. Any person or organization owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Fund. As of September 3, 1998, no person or organization owned 25% or more of the outstanding voting shares of any Fund.


REPORTS TO SHAREHOLDERS

    The Company will send to its shareholders annual and semi-annual reports; the financial statements appearing in annual reports are audited by independent accountants.


    In addition, the Company or Investor Services will send to each shareholder having an account directly with the Company a quarterly statement showing transactions in the account, the total number of shares owned, and any dividends or distributions paid. In addition, when a transaction occurs in a shareholder's account, the Company or Investor Services will send the shareholder a confirmation statement showing the same information.

CUSTODIAN

    Domestic securities and cash are held by Chase, which is not an affiliate of the Adviser, the Sub-Adviser or the Distributor. Morgan Stanley Trust Company, Brooklyn, New York ("Morgan Stanley Trust"), acts as the Company's custodian for foreign assets held outside the United States and employs subcustodians who were approved by the Directors of the Company in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. Morgan Stanley Trust may also hold certain domestic assets for the Company. Morgan Stanley Trust is an affiliate of the Adviser, the Sub-Adviser and the Distributor. For more information on the custodians, see "General Information -- Custody Arrangements" in the Statement of Additional Information.

DIVIDEND DISBURSING AND TRANSFER AGENT


    Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, Missouri 64141-9256, acts as dividend disbursing and transfer agent for the Company.


INDEPENDENT ACCOUNTANTS


    PricewaterhouseCoopers LLP, 200 East Randolph Street, Chicago, Illinois 60601, serves as independent accountants for the Company and audits its annual financial statements.

                                   APPENDIX A
                     DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS:

    Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS:

    AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

    A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C -- The rating C is reserved for income bonds on which no interest is being paid.

    D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

--------------------------------------------------------------------------------


                                   VAN KAMPEN
                             AGGRESSIVE EQUITY FUND
                              AMERICAN VALUE FUND
                               EQUITY GROWTH FUND
                              MID CAP GROWTH FUND
                             U.S. REAL ESTATE FUND
                                   VALUE FUND



                                 PORTFOLIOS OF
                          VAN KAMPEN SERIES FUND, INC.


        ----------------------------------------------------------------


                                   PROSPECTUS



                               SEPTEMBER 30, 1998


                                     [LOGO]

--------------------------------------------------------------------------------
                              P R O S P E C T U S
     ----------------------------------------------------------------------


                          VAN KAMPEN ASIAN GROWTH FUND
                        VAN KAMPEN EMERGING MARKETS FUND
                         VAN KAMPEN GLOBAL EQUITY FUND
                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                        VAN KAMPEN JAPANESE EQUITY FUND
                         VAN KAMPEN LATIN AMERICAN FUND



                               PORTFOLIOS OF THE
                          VAN KAMPEN SERIES FUND, INC.


                  P.O. BOX 418256, KANSAS CITY, MISSOURI 64141
                      FOR INFORMATION CALL 1-800-282-4404

                               ------------------


    Van Kampen Series Fund, Inc. (the "Company") is an open-end management investment company, or mutual fund, which consists of twenty-three investment portfolios. This prospectus (the "Prospectus") describes the Class A, Class B and Class C shares of the seven portfolios listed above (each a "Fund", and together, the "Funds").



    The Funds are designed to make available to retail investors the expertise of Van Kampen Investment Advisory Corp. as an investment adviser (the "Adviser") and administrator (the "Administrator") and the Adviser's affiliates, including Morgan Stanley Asset Management Inc. as a sub-adviser (the "Sub-Adviser") to the Funds and Van Kampen Funds Inc. as the Funds' distributor (the "Distributor"). Shares are available through the Distributor and investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services ("Participating Dealers"). As of the date of this Prospectus, the Van Kampen Japanese Equity Fund is not offering shares.



    This Prospectus is designed to set forth concisely the information about the Funds that a prospective investor should know before investing and it should be retained for future reference. Additional information about the Company is contained in a "Statement of Additional Information," dated September 30, 1998, which is incorporated herein by reference. The Company offers other portfolios which are described in other prospectuses. The Statement of Additional Information and the prospectuses pertaining to the other portfolios of the Company are available upon request and without charge by writing or calling the Company at the address and telephone number set forth above. The Statement of Additional Information and other materials regarding the Company have been filed with the Securities and Exchange Commission and are available at the Commission's internet web site (http://www.sec.gov).


    THE COMPANY'S SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR DEPOSITORY INSTITUTION, OR ANY AFFILIATES OR CORRESPONDENTS THEREOF. THE COMPANY'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE COMPANY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
       PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


               THE DATE OF THIS PROSPECTUS IS SEPTEMBER 30, 1998.

                               TABLE OF CONTENTS



                                                                   PAGE
                                                                   ----
Prospectus Summary...............................................    3

Fund Expenses....................................................    5

Financial Highlights.............................................    8

Investment Objectives and Policies...............................   19

Additional Investment Information................................   27

Investment Limitations...........................................   36

Management of the Company........................................   37

Purchase of Shares...............................................   41

Shareholder Services.............................................   48

Redemption of Shares.............................................   50

Valuation of Shares..............................................   52

Portfolio Transactions...........................................   53

Performance Information..........................................   54

Dividends and Distributions......................................   54

Taxes............................................................   54

General Information..............................................   55

Appendix A -- Description of Corporate Bond Ratings..............  A-1



    NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE COMPANY OR THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION.

                               PROSPECTUS SUMMARY

THE COMPANY


    The Company currently consists of twenty-three portfolios which are designed to offer investors a range of investment choices with Van Kampen Investment Advisory Corp. (the "Adviser") providing services as adviser and administrator and its affiliate, Morgan Stanley Asset Management Inc. ("MSAM" or the "Sub-Adviser"), providing services as the sub-adviser. Van Kampen Funds Inc. (the "Distributor") provides services as distributor to the Funds.



    This Prospectus describes Class A, Class B and Class C shares of the seven portfolios shown below. For ease of reference, the words "Van Kampen," which begin the name of each portfolio, are not used throughout this Prospectus. The investment objective of each Fund is as follows:


    - The ASIAN GROWTH FUND seeks long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan.

    - The EMERGING MARKETS FUND seeks long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

    - The GLOBAL EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.


    - The GLOBAL EQUITY ALLOCATION FUND seeks long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Adviser and with stock selection within each country designed to replicate a broad market index.



    - The INTERNATIONAL MAGNUM FUND seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with EAFE country weightings determined by the Adviser.


    - The JAPANESE EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of Japanese issuers. As of the date of this Prospectus, the Japanese Equity Fund is not offering shares.

    - The LATIN AMERICAN FUND seeks long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities.


    There can be no assurance a Fund will achieve its investment objective.


RISK FACTORS


    The investment policies of each Fund entail certain risks and considerations of which an investor should be aware. The Funds described herein invest in equity securities, which are subject to market risks that may cause their price to fluctuate over time. The Funds described herein invest in securities of foreign issuers. Securities of foreign issuers are subject to certain risks not typically associated with domestic securities. See "Additional Investment Information -- Foreign Investment" for more information. The Funds invest in securities of issuers located in developing or emerging market countries, which may impose greater liquidity risks and other risks not typically associated with investing in the more established markets of developed countries. Investments, particularly in such emerging market countries, may be in small- to medium-sized companies, which are more vulnerable to risks than larger corporations, including a higher degree of liquidity, financial, price volatility and other risks than investments in the securities of larger corporations. The Emerging Markets and Latin American Funds may invest in lower rated and unrated debt securities (including in the case of the Latin American Fund, sovereign debt) which are considered speculative in nature and involve a high degree of risk. The Emerging Markets Fund may invest in equity securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. See "Additional Investment Information -- Russian Securities Transactions."



    The Funds may invest in forward foreign currency exchange contracts and in foreign currency exchange futures and options. The Emerging Markets and Latin American Funds may engage in short selling. The Latin

American Fund may borrow money for leverage purposes. In addition, each Fund may invest in repurchase agreements, borrow money, lend its portfolio securities, and purchase securities on a when-issued or delayed delivery basis. Each Fund may invest in derivative instruments including options, futures and options on futures and swaps. Each Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including private placement securities. Such securities may be less liquid than publicly traded securities. There are also risks associated with the non-diversified status of the Emerging Markets, International Magnum and Latin American Funds. Each of these investment strategies involves specific risks which are described under "Investment Objectives and Policies" and "Additional Investment Information" herein and under "Investment Objectives and Policies" in the Statement of Additional Information.


HOW TO INVEST


    The Class A, Class B and Class C shares of the Funds are designed to provide investors a choice of three ways to pay distribution costs. Class A shares of the Funds are offered at net asset value per share plus a maximum initial sales charge of 5.75%, which initial sales charge may be reduced on certain larger purchases or when combining purchases with the investor's aggregate investments in the Participating Funds (as defined within the Prospectus). Class B and Class C shares of the Funds are offered at net asset value per share. Class B shares are also subject to a contingent deferred sales charge ("CDSC") for redemptions within five years of purchase and are subject to higher annual distribution-related expenses than the Class A shares. Class C shares are subject to a CDSC for redemptions within one year of purchase and are subject to higher annual distribution-related expenses than the Class A shares. See "Purchase of Shares" for a discussion of reduction or waiver of sales charges, which are available for certain investors. Share purchases may be made through the Distributor, through Participating Dealers or by sending payments directly to the Company. The minimum initial investment is $500 for each class of each Fund, except that the minimum initial investment amount is reduced for certain categories of investors. The minimum for subsequent investments is $25 for each class of each Fund, except that there is no minimum for automatic reinvestment of dividends and distributions. See "Purchase of Shares."


HOW TO REDEEM


    Shares of each Fund may be redeemed at any time at the net asset value per share (less any applicable CDSC) of the Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See "Redemption of Shares."

                                 FUND EXPENSES

    The following table illustrates all expenses and fees that a shareholder of a Fund may incur:

                                                                              GLOBAL
                                       ASIAN       EMERGING      GLOBAL       EQUITY                      JAPANESE      LATIN
                                       GROWTH      MARKETS       EQUITY     ALLOCATION   INTERNATIONAL     EQUITY      AMERICAN
SHAREHOLDER TRANSACTION EXPENSES        FUND         FUND         FUND         FUND       MAGNUM FUND       FUND         FUND
-----------------------------------  ----------   ----------   ----------   ----------   -------------   ----------   ----------
Maximum Sales Load Imposed on
 Purchases (as a percentage of
 offering price)
    Class A........................    5.75%(1)     5.75%(1)     5.75%(1)     5.75%(1)        5.75%(1)     5.75%(1)     5.75%(1)
    Class B........................     None         None         None         None          None           None         None
    Class C........................     None         None         None         None          None           None         None
Maximum Deferred Sales Load (as a
 percentage of the lesser of
 initial purchase price or current
 market value)
    Class A
      For Purchases up to
        $999,999...................     None         None         None         None          None           None         None
      For Purchases of $1,000,000
        or more....................    1.00%(2)     1.00%(2)     1.00%(2)     1.00%(2)        1.00%(2)     1.00%(2)     1.00%(2)
    Class B........................    5.00%(3)     5.00%(3)     5.00%(3)     5.00%(3)        5.00%(3)     5.00%(3)     5.00%(3)
    Class C........................    1.00%(4)     1.00%(4)     1.00%(4)     1.00%(4)        1.00%(4)     1.00%(4)     1.00%(4)
Maximum Sales Load Imposed on
 Reinvested Dividends
    Class A........................     None         None         None         None          None           None         None
    Class B........................     None         None         None         None          None           None         None
    Class C........................     None         None         None         None          None           None         None
Redemption Fees
    Class A........................     None         None         None         None          None           None         None
    Class B........................     None         None         None         None          None           None         None
    Class C........................     None         None         None         None          None           None         None
Exchange Fees
    Class A........................     None         None         None         None          None           None         None
    Class B........................     None         None         None         None          None           None         None
    Class C........................     None         None         None         None          None           None         None

------------------


(1) Percentage shown is the maximum sales load. Certain large purchases may be subject to a reduced sales load. See "Purchase of Shares."


(2) Purchases of Class A shares of the Funds which, when combined with the net asset value of the purchaser's existing investments in Class A shares of the Participating Funds (as defined under "Purchase of Shares -- Quantity Discounts"), aggregate to $1 million or more are not subject to an initial sales load (an "initial sales charge"). A contingent deferred sales charge ("CDSC") of 1.00% will be imposed, however, on shares from any such purchase that are redeemed within one year following such purchase. Certain other purchases are not subject to an initial sales charge. See "Purchase of Shares."

(3) Percentage shown is the maximum CDSC. Purchases of Class B shares of the Funds are subject to a maximum CDSC of 5.00% which decreases in steps to 0.00% after five years. See "Purchase of Shares."

(4) Purchases of Class C shares of the Funds are subject to a CDSC of 1.00% for redemptions made within one year of purchase. See "Purchase of Shares."

                                                                           GLOBAL
ANNUAL FUND OPERATING EXPENSES      ASIAN       EMERGING      GLOBAL       EQUITY     INTERNATIONAL  JAPANESE     LATIN
(AS A PERCENTAGE OF AVERAGE         GROWTH      MARKETS       EQUITY     ALLOCATION     MAGNUM       EQUITY      AMERICAN
DAILY NET ASSETS)                    FUND         FUND         FUND         FUND         FUND         FUND         FUND
                                  ----------   ----------   ----------   ----------   ----------   ----------   ----------
Investment Advisory Fee (after
 fee waiver) (5)
    Class A.....................       0.69%        0.92%        1.00%        0.88%        0.63%        0.80%        1.09%
    Class B.....................       0.69%        0.92%        1.00%        0.88%        0.63%        0.80%        1.09%
    Class C.....................       0.69%        0.92%        1.00%        0.88%        0.63%        0.80%        1.09%
12b-1 Distribution and Service
 Fees
    Class A (6).................       0.25%        0.25%        0.25%        0.25%        0.25%        0.25%        0.25%
    Class B (6).................       1.00%        1.00%        1.00%        1.00%        1.00%        1.00%        1.00%
    Class C (6).................       1.00%        1.00%        1.00%        1.00%        1.00%        1.00%        1.00%
Other Expenses (after expense
 reimbursement) (5)
    Class A.....................       0.96%        0.98%        0.45%        0.57%        0.77%        0.65%        0.76%
    Class B.....................       0.96%        0.98%        0.45%        0.57%        0.77%        0.65%        0.76%
    Class C.....................       0.96%        0.98%        0.45%        0.57%        0.77%        0.65%        0.76%
Total Operating Expenses (after
 expense reimbursement and/or
 fee waiver) (5)
    Class A.....................       1.90%        2.15%        1.70%        1.70%        1.65%        1.70%        2.10%
    Class B.....................       2.65%        2.90%        2.45%        2.45%        2.40%        2.45%        2.85%
    Class C.....................       2.65%        2.90%        2.45%        2.45%        2.40%        2.45%        2.85%


------------------


(5) Excluding the Global Equity Fund, the Adviser has agreed to waive a portion of its advisory fees and/or to reimburse a portion of expenses of the remaining Funds, if necessary, if total annual operating expenses (exclusive of any non-U.S. country taxes) of such Funds, as a percentage of average daily net assets, would exceed the percentages set forth in the table above. The following table sets forth for each Fund (excluding the Global Equity Fund which had no waivers or reimbursements in the last fiscal year) investment advisory fees and expected total operating expenses absent fee waivers and/or expense reimbursements. The Adviser in its discretion may terminate voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the examples below would be greater.



                                        INVESTMENT                       TOTAL
                                       ADVISORY FEES               OPERATING EXPENSES
                                     -----------------  ----------------------------------------
                                       (ALL CLASSES)      CLASS A       CLASS B       CLASS C
                                     -----------------  ------------  ------------  ------------
Asian Growth Fund..................          1.00%            2.21%         2.96%         2.96%
Emerging Markets Fund..............          1.25%            2.60%         3.35%         3.34%
Global Equity Allocation Fund......          1.00%            1.81%         2.56%         2.56%
International Magnum Fund..........          0.80%            1.82%         2.57%         2.56%
Japanese Equity Fund...............          1.00%            1.90%         2.65%         2.65%
Latin American Fund................          1.25%            2.41%         3.16%         3.16%



   With respect to Global Equity Fund, the Adviser has agreed to waive a portion of its advisory fees and/or reimburse a portion of the Fund's expenses if the total annual operating expenses (exclusive of any non-U.S. country taxes) would exceed 1.80%, 2.55% and 2.55% for Class A, Class B and Class C shares, respectively. For further information on Fund expenses, see "Management of the Company."



(6) Of the 12b-1 distribution and service fees for the Class A shares, 0.25% represents a shareholder services fee, and for the Class B shares and the Class C shares, 0.75% represents a distribution fee and 0.25% represents a shareholder services fee. See "Management of the Company -- Distributor." Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").



    The purpose of the above table is to assist the investor in understanding the various expenses that an investor in a Fund will bear directly or indirectly. The expenses and fees for the Asian Growth, Emerging Markets, Global Equity Allocation, International Magnum and Latin American Funds are based on actual figures for the fiscal year ended June 30, 1998, excluding any applicable extraordinary expenses received in such Fund's last fiscal year. The expenses and fees for the Global Equity are based on actual figures for the period October 29, 1997 to June 30, 1998. The expenses and fees for Japanese Equity Fund are based on the advisory agreement, the 12b-1 plans and estimates of other expenses because the Fund had not commenced investment operations as of June 30, 1998.

    The following examples illustrate the expenses that you would pay on a $1,000 investment, assuming a 5% annual rate of return, reinvestment of all dividends and distributions, and redemption at the end of each time period as indicated, in (i) Class A shares of each Fund, including the maximum 5.75% initial sales charge, (ii) Class B shares of each Fund, which have a CDSC, but no initial sales charge and (iii) Class C shares of each Fund, which have a CDSC, but no initial sales charge.



                                                                           GLOBAL
                                    ASIAN       EMERGING      GLOBAL       EQUITY                      JAPANESE      LATIN
                                    GROWTH      MARKETS       EQUITY     ALLOCATION   INTERNATIONAL     EQUITY      AMERICAN
SHAREHOLDER TRANSACTION EXPENSES     FUND         FUND         FUND         FUND       MAGNUM FUND       FUND         FUND
--------------------------------  ----------   ----------   ----------   ----------   -------------   ----------   ----------
Class A shares
    1 Year......................  $   76(1)    $   78(1)    $   74(1)    $   74(1)       $   73(1)    $   74(1)    $   78(1)
    3 Years.....................     114          121          108          108             107          108          120
    5 Years.....................     154          166          144          144             142         *             164
    10 Years....................     267          291          247          247             242         *             287
Class B shares
 (Assuming complete redemption
 at end of period)
    1 Year......................      77           79           75           75              74           75           79
    3 Years.....................     112          120          106          106             105          106          118
    5 Years.....................     156          168          146          146             143         *             165
    10 Years (2)................     280          304          262          260             255         *             299
 (Assuming no redemption)
    1 Year......................      27           29           25           25              24           25           29
    3 Years.....................      82           90           76           76              75           76           88
    5 Years.....................     141          153          131          131             128         *             150
    10 Years (2)................     280          304          262          260             255         *             299
Class C shares
 (Assuming complete redemption
 immediately prior to the end of
 period)
    1 Year......................      37           39           35           35              34           35           39
    3 Years.....................      82           90           76           76              75           76           88
    5 Years.....................     141          153          131          131             128         *             150
    10 Years....................     298          322          279          279             274         *             318
Class C shares
 (Assuming no redemption)
    1 Year......................      27           29           25           25              24           25           29
    3 Years.....................      82           90           76           76              75           76           88
    5 Years.....................     141          153          131          131             128         *             150
    10 Years....................     298          322          279          279             274         *             318


------------------


 * Because the Japanese Equity Fund has not commenced investment operations as of the date of this Prospectus, the Company has not projected expenses beyond the three-year period shown.



(1) The example reflects Class A shares sold subject to the maximum 5.75% initial sales charge. Certain large purchases may be subject to a reduced initial sales charge. Purchases of Class A shares of the Funds which, when combined with the value of the purchaser's existing investments in Class A shares of the Participating Funds, aggregate to $1 million or more are not subject to an initial sales charge but a CDSC of 1.00% will be imposed on such shares that are redeemed within one year following such purchase.


(2) The expenses shown reflect that Class B shares automatically convert to Class A shares after eight years.

    THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


    The following tables provide financial highlights for the Class A, Class B and Class C shares of the Asian Growth, Emerging Markets, Global Equity, Global Equity Allocation, International Magnum and Latin American Funds for each of the periods presented. The financial highlights are part of the Company's financial statements, which appear in the Company's June 30, 1998 Annual Report to Shareholders. The financial statements are incorporated into the Company's Statement of Additional Information. The foregoing Funds' financial highlights for each of the periods presented have been audited by PricewaterhouseCoopers LLP, whose report thereon (which was unqualified) is incorporated into the Statement of Additional Information. Additional performance information about the Company is contained in the Company's Annual Report and Semi-Annual Report. The Annual Report, Semi-Annual Report and the Statement of Additional Information are available at no cost from the Company at the address and telephone number noted on the cover page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto. Financial highlights are not presented for the Japanese Equity Fund because it had not commenced investment operations as of June 30, 1998.

                              FINANCIAL HIGHLIGHTS
                               ASIAN GROWTH FUND


                                                                                                            CLASS B
                                                       CLASS A                                   -----------------------------
                           ---------------------------------------------------------------          YEAR                AUGUST
                               YEAR       YEAR       YEAR       YEAR       YEAR   JUNE 23,         ENDED       YEAR   1, 1995+
                              ENDED      ENDED      ENDED      ENDED      ENDED      1993*          JUNE      ENDED         TO
SELECTED PER SHARE DATA    JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,    TO JUNE           30,   JUNE 30,   JUNE 30,
AND RATIOS                    1998#       1997       1996       1995       1994   30, 1993         1998#       1997       1996
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD      $  16.62   $  17.15   $  16.42   $  15.50   $  12.00   $  12.00       $ 16.17   $  16.81   $  16.51
                           --------   --------   --------   --------   --------   --------       -------   --------   --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Loss         (0.04)     (0.06)     (0.04)        --      (0.03)        --         (0.10)     (0.16)     (0.03)
  Net Realized and
    Unrealized Gain
    (Loss)                   (10.03)     (0.14)      0.77       1.43       3.53         --         (9.74)     (0.15)      0.33
                           --------   --------   --------   --------   --------   --------       -------   --------   --------
  Total From Investment
    Operations               (10.07)     (0.20)      0.73       1.43       3.50         --         (9.84)     (0.31)      0.30
                           --------   --------   --------   --------   --------   --------       -------   --------   --------
DISTRIBUTIONS
  Net Realized Gain              --         --         --      (0.49)        --         --            --         --         --
  In Excess of Net
    Realized Gain             (0.02)     (0.33)        --      (0.02)        --         --         (0.02)     (0.33)        --
                           --------   --------   --------   --------   --------   --------       -------   --------   --------
  Total Distributions         (0.02)     (0.33)        --      (0.51)        --         --         (0.02)     (0.33)        --
                           --------   --------   --------   --------   --------   --------       -------   --------   --------
NET ASSET VALUE, END OF
  PERIOD                   $   6.53   $  16.62   $  17.15   $  16.42   $  15.50   $  12.00       $  6.31   $  16.17   $  16.81
                           --------   --------   --------   --------   --------   --------       -------   --------   --------
                           --------   --------   --------   --------   --------   --------       -------   --------   --------
TOTAL RETURN (1)             (60.57)%    (1.10)%     4.45%      9.50%     29.17%      0.00%       (60.89)%    (1.79)%     1.82%
                           --------   --------   --------   --------   --------   --------       -------   --------   --------
                           --------   --------   --------   --------   --------   --------       -------   --------   --------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                  $ 47,128   $175,440   $248,009   $178,667   $138,212   $ 11,770       $26,126   $ 62,786   $ 52,853
Ratio of Expenses to
  Average Net Assets           1.90%      1.84%      1.88%      1.90%      1.90%      1.90%**       2.65%      2.59%      2.61%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets          (0.39)%    (0.31)%    (0.16)%     0.04%     (0.24)%    (0.81)%**     (1.01)%    (1.04)%    (0.52)%**
Portfolio Turnover Rate         130%        74%        38%        34%        34%         0%          130%        74%        38%
------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Loss    $   0.01         --         --         --   $   0.03   $   0.01       $  0.02         --         --
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                     2.21%        --         --         --       2.17%     11.83%**       2.96%        --         --
  Net Investment Income
    (Loss) to Average Net
    Assets                    (0.53)%       --         --         --      (0.51)%   (10.74)%**     (1.15)%       --         --
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense                      1.90%        --         --         --         --         --          2.65%        --         --
------------------------------------------------------------------------------------------------------------------------------


  * Commencement of operations

 ** Annualized

  + The Fund began offering Class B shares on August 1, 1995.

 (1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for a periods of less than one year are not annualized.


 # Net investment income and capital changes per share are based upon monthly average shares outstanding.

                         FINANCIAL HIGHLIGHTS CONTINUED
                               ASIAN GROWTH FUND


                                                                    CLASS C
                                -------------------------------------------------------------------------------
                                                                                                       JUNE 23,
                                 YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED        1993*
SELECTED PER SHARE DATA AND        JUNE 30,      JUNE 30,     JUNE 30,      JUNE 30,      JUNE 30,      TO JUNE
RATIOS                                1998#          1997         1996          1995          1994     30, 1993
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $     16.14   $     16.78   $    16.19   $     15.40   $     12.00    $   12.00
                                -----------   -----------   ----------   -----------   -----------    ---------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Loss                 (0.12)        (0.21)       (0.13)        (0.12)        (0.10)          --
  Net Realized and Unrealized
    Gain (Loss)                       (9.71)        (0.10)        0.72          1.42          3.50           --
                                -----------   -----------   ----------   -----------   -----------    ---------
  Total From Investment
    Operations                        (9.83)        (0.31)        0.59          1.30          3.40           --
                                -----------   -----------   ----------   -----------   -----------    ---------
DISTRIBUTIONS
  Net Realized Gain                      --            --           --         (0.49)           --           --
  In Excess of Net Realized
    Gain                              (0.02)        (0.33)          --         (0.02)           --           --
                                -----------   -----------   ----------   -----------   -----------    ---------
  Total Distributions                 (0.02)        (0.33)          --         (0.51)           --           --
                                -----------   -----------   ----------   -----------   -----------    ---------
NET ASSET VALUE, END OF PERIOD  $      6.29   $     16.14   $    16.78   $     16.19   $     15.40    $   12.00
                                -----------   -----------   ----------   -----------   -----------    ---------
                                -----------   -----------   ----------   -----------   -----------    ---------
TOTAL RETURN (1)                     (60.88)%       (1.79)%       3.64%         8.71%        28.33%        0.00%
                                -----------   -----------   ----------   -----------   -----------    ---------
                                -----------   -----------   ----------   -----------   -----------    ---------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)                       $    28,823   $   114,460   $  168,070   $   139,497   $   116,889    $   8,491
Ratio of Expenses to Average
  Net Assets                           2.65%         2.59%        2.63%         2.63%         2.65%        2.65%**
Ratio of Net Investment Income
  (Loss) to Average Net Assets        (1.17)%       (1.06)%      (0.94)%       (0.77)%       (0.99)%      (1.56)%**
Portfolio Turnover Rate                 130%           74%          38%           34%           34%           0%
---------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Loss             $      0.01            --           --            --   $      0.03    $    0.02
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                             2.96%           --           --            --          2.92%       12.64%**
  Net Investment Income (Loss)
    to Average Net Assets             (1.31)%          --           --            --         (1.26)%     (11.55)%**
Ratio of Expenses to Average
  Net Assets excluding country
  tax expense                          2.65%           --           --            --            --           --
---------------------------------------------------------------------------------------------------------------


  * Commencement of operations

 ** Annualized

  + The Fund began offering Class B shares on August 1, 1995.

 (1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for a periods of less than one year are not annualized.


 # Net investment income and capital changes per share are based upon monthly average shares outstanding.

                         FINANCIAL HIGHLIGHTS CONTINUED
                             EMERGING MARKETS FUND


                                                                                             CLASS B
                                                CLASS A                         ----------------------------------
                           -------------------------------------------------                                AUGUST
                                                          YEAR       JULY 6,                              1, 1995+
                           YEAR ENDED   YEAR ENDED       ENDED         1994*    YEAR ENDED   YEAR ENDED         TO
SELECTED PER SHARE DATA      JUNE 30,     JUNE 30,    JUNE 30,      JUNE 30,      JUNE 30,     JUNE 30,   JUNE 30,
AND RATIOS                      1998#         1997        1996          1995         1998#         1997       1996
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD      $    13.47   $    12.06   $   10.61    $    12.00    $    13.24   $    11.94   $  10.91
                           ----------   ----------   ---------    ----------    ----------   ----------   --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                         --         0.01        0.05          0.05         (0.07)       (0.03)      0.01
  Net Realized and
    Unrealized Gain
    (Loss)                      (4.49)        1.57        1.44         (1.44)        (4.39)        1.50       1.02
                           ----------   ----------   ---------    ----------    ----------   ----------   --------
  Total From Investment
    Operations                  (4.49)        1.58        1.49         (1.39)        (4.46)        1.47       1.03
                           ----------   ----------   ---------    ----------    ----------   ----------   --------
DISTRIBUTIONS
  Net Investment Income            --           --       (0.04)           --            --           --         --
  In Excess of Net
    Investment Income              --        (0.04)         --            --            --        (0.04)        --
  Net Realized Gain             (0.73)       (0.13)         --            --         (0.73)       (0.13)        --
  In Excess of Net
    Realized Gain               (0.27)          --          --            --         (0.27)          --         --
                           ----------   ----------   ---------    ----------    ----------   ----------   --------
  Total Distributions           (1.00)       (0.17)      (0.04)           --         (1.00)       (0.17)        --
                           ----------   ----------   ---------    ----------    ----------   ----------   --------
NET ASSET VALUE, END OF
  PERIOD                   $     7.98   $    13.47   $   12.06    $    10.61    $     7.78   $    13.24   $  11.94
                           ----------   ----------   ---------    ----------    ----------   ----------   --------
                           ----------   ----------   ---------    ----------    ----------   ----------   --------
TOTAL RETURN (1)               (34.31)%      13.54%      14.16%       (11.58)%      (34.76)%      12.67%      9.45%
                           ----------   ----------   ---------    ----------    ----------   ----------   --------
                           ----------   ----------   ---------    ----------    ----------   ----------   --------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                  $   74,959   $  119,022   $ 114,850    $   26,091    $   36,423   $   35,966   $ 10,416
Ratio of Expenses to
  Average Net Assets             2.27%        2.21%       2.16%         2.33%**       3.02%        2.96%      2.91%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets             0.04%       (0.06)%      0.93%         0.81%**      (0.67)%      (0.64)%     0.30%**
Portfolio Turnover Rate            99%          82%         42%           32%           99%          82%        42%
------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income  $     0.03   $     0.03   $    0.02    $     0.04    $     0.03   $     0.01   $   0.02
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                       2.60%        2.41%       2.56%         3.10%**       3.35%        3.17%      3.31%**
  Net Investment Income
    (Loss) to Average Net
    Assets                      (0.24)%      (0.27)%      0.53%         0.04%**      (0.97)%      (0.87)%    (0.10)%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense                        2.15%        2.15%       2.15%         2.15%**       2.90%        2.90%      2.90%**
------------------------------------------------------------------------------------------------------------------


  * Commencement of operations

 ** Annualized

  + The Fund began offering Class B shares on August 1, 1995.

 (1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.


 # Net investment income and capital changes per share are based upon monthly average shares outstanding.

                         FINANCIAL HIGHLIGHTS CONTINUED
                             EMERGING MARKETS FUND


                                                                                 CLASS C
                                          --------------------------------------------------------------------------------------
                                                 YEAR ENDED             YEAR ENDED             YEAR ENDED       JULY 6, 1994* TO
SELECTED PER SHARE DATA AND RATIOS           JUNE 30, 1998#          JUNE 30, 1997          JUNE 30, 1996          JUNE 30, 1995
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $           13.26      $           11.93      $           10.53      $           12.00
                                                    -------                -------                -------                -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                        (0.08)                 (0.08)                 (0.01)                    --
  Net Realized and Unrealized Gain
    (Loss)                                            (4.39)                  1.55                   1.41                  (1.47)
                                                    -------                -------                -------                -------
  Total From Investment Operations                    (4.47)                  1.47                   1.40                  (1.47)
                                                    -------                -------                -------                -------
DISTRIBUTIONS
  Net Investment Income                                  --                     --                     --                     --
  In Excess of Net Investment Income                     --                  (0.01)                    --                     --
  Net Realized Gain                                   (0.73)                 (0.13)                    --                     --
  In Excess of Net Realized Gain                      (0.27)                    --                     --                     --
                                                    -------                -------                -------                -------
  Total Distributions                                 (1.00)                 (0.14)                    --                     --
                                                    -------                -------                -------                -------
NET ASSET VALUE, END OF PERIOD            $            7.79      $           13.26      $           11.93      $           10.53
                                                    -------                -------                -------                -------
                                                    -------                -------                -------                -------
TOTAL RETURN (1)                                     (34.73)%                12.66%                 13.30%                (12.25)%
                                                    -------                -------                -------                -------
                                                    -------                -------                -------                -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $          28,680      $          57,958      $          43,601      $          22,245
Ratio of Expenses to Average Net
  Assets                                               3.01%                  2.96%                  2.91%                  3.08%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                               (0.76)%                (0.79)%                (0.11)%                 0.06%**
Portfolio Turnover Rate                                  99%                    82%                    42%                    32%
--------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
  Income                                  $            0.03      $            0.02      $            0.03      $            0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                       3.34%                  3.17%                  3.34%                  3.90%**
  Net Investment Income (Loss) to
    Average Net Assets                                (1.03)%                (1.00)%                (0.54)%                (0.76)%**
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense                                              2.90%                  2.90%                  2.90%                  2.90%**
--------------------------------------------------------------------------------------------------------------------------------


  * Commencement of operations

 ** Annualized

  + The Fund began offering Class B shares on August 1, 1995.

 (1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.


 # Net investment income and capital changes per share are based upon monthly average shares outstanding.

                         FINANCIAL HIGHLIGHTS CONTINUED
                               GLOBAL EQUITY FUND



                                                                 CLASS A      CLASS B      CLASS C
                                                                ---------    ---------    ---------
                                                                  OCTOBER      OCTOBER      OCTOBER
                                                                29, 1997*    29, 1997*    29, 1997*
                                                                  TO JUNE      TO JUNE      TO JUNE
SELECTED PER SHARE DATA AND RATIOS                               30, 1998     30, 1998     30, 1998
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $   10.00    $   10.00    $   10.00
                                                                ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                              0.06         0.01         0.01
  Net Realized and Unrealized Gain                                   1.08         1.07         1.06
                                                                ---------    ---------    ---------
  Total From Investment Operations                                   1.14         1.08         1.07
                                                                ---------    ---------    ---------
DISTRIBUTIONS
  Net Investment Income                                             (0.02)          --           --
  Net Realized Gain                                                    --           --           --
                                                                ---------    ---------    ---------
  Total Distributions                                               (0.02)          --           --
                                                                ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                                  $   11.12    $   11.08    $   11.07
                                                                ---------    ---------    ---------
                                                                ---------    ---------    ---------
TOTAL RETURN (1)                                                    11.38%       10.84%       10.74%
                                                                ---------    ---------    ---------
                                                                ---------    ---------    ---------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                               $  80,508    $ 623,229    $  69,572
Ratio of Expenses to Average Net Assets                              1.70%**      2.45%**      2.45%**
Ratio of Net Investment Income to Average Net Assets                 0.88%**      0.12%**      0.13%**
Portfolio Turnover Rate                                                 4%           4%           4%
---------------------------------------------------------------------------------------------------



 * Commencement of operations



 ** Annualized



(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for a periods of less than one year are not annualized.

                         FINANCIAL HIGHLIGHTS CONTINUED
                         GLOBAL EQUITY ALLOCATION FUND


                                                       CLASS A                                              CLASS B
                           ---------------------------------------------------------------      --------------------------------
                               YEAR       YEAR       YEAR       YEAR       YEAR    JANUARY          YEAR       YEAR       AUGUST
                              ENDED      ENDED      ENDED      ENDED      ENDED   4, 1993*         ENDED      ENDED     1, 1995+
SELECTED PER SHARE DATA    JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,    TO JUNE      JUNE 30,   JUNE 30,      TO JUNE
AND RATIOS                    1998#       1997       1996       1995       1994   30, 1993         1998#       1997     30, 1996
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD      $  16.57   $  14.75   $  12.60   $  11.99   $  11.09   $  10.00      $  16.15   $  14.46     $  13.01
                           --------   --------   --------   --------   --------   --------      --------   --------     --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                     0.21       0.10       0.19       0.12       0.10       0.04          0.09      (0.05)        0.30
  Net Realized and
    Unrealized Gain            2.07       2.76       2.82       0.67       0.90       1.05          2.01       2.73         1.98
                           --------   --------   --------   --------   --------   --------      --------   --------     --------
  Total From Investment
    Operations                 2.28       2.86       3.01       0.79       1.00       1.09          2.10       2.68         2.28
                           --------   --------   --------   --------   --------   --------      --------   --------     --------
DISTRIBUTIONS
  Net Investment Income       (0.35)     (0.55)     (0.39)        --      (0.03)        --         (0.28)     (0.50)       (0.35)
  In Excess of Net
    Investment Income            --         --         --      (0.05)        --         --            --         --           --
  Net Realized Gain           (1.83)     (0.49)     (0.47)     (0.13)     (0.07)        --         (1.83)     (0.49)       (0.48)
                           --------   --------   --------   --------   --------   --------      --------   --------     --------
  Total Distributions         (2.18)     (1.04)     (0.86)     (0.18)     (0.10)        --         (2.11)     (0.99)       (0.83)
                           --------   --------   --------   --------   --------   --------      --------   --------     --------
NET ASSET VALUE, END OF
  PERIOD                   $  16.67   $  16.57   $  14.75   $  12.60   $  11.99   $  11.09      $  16.14   $  16.15     $  14.46
                           --------   --------   --------   --------   --------   --------      --------   --------     --------
                           --------   --------   --------   --------   --------   --------      --------   --------     --------
TOTAL RETURN (1)              16.17%     20.61%     24.62%      6.69%      9.02%     10.90%        15.33%     19.64%       18.08%
                           --------   --------   --------   --------   --------   --------      --------   --------     --------
                           --------   --------   --------   --------   --------   --------      --------   --------     --------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                  $261,633   $ 72,704   $ 63,706   $ 42,586   $ 33,425   $ 10,434      $225,797   $ 38,962     $ 14,786
Ratio of Expenses to
  Average Net Assets           1.61%      1.70%      1.70%      1.70%      1.70%      1.70%**       2.35%      2.45%        2.45%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets           1.30%      0.59%      0.71%      1.01%      0.98%      1.04%**       0.60%     (0.11)%       0.45%**
Portfolio Turnover Rate         108%        45%        44%        39%        30%        14%          108%        45%          44%
--------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income  $   0.02   $   0.03   $   0.10   $   0.04   $   0.09   $   0.08      $   0.02   $   0.09     $   0.22
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                     1.62%      1.90%      2.06%      2.03%      2.58%      3.65%**       2.36%      2.65%        2.81%**
  Net Investment Income
    (Loss) to Average Net
    Assets                     1.30%      0.40%      0.35%      0.68%      0.10%     (0.91)%**      0.60%     (0.30)%       0.09%**
--------------------------------------------------------------------------------------------------------------------------------


  * Commencement of operations

 ** Annualized

  + The Fund began offering Class B shares on August 1, 1995.

 (1) Total return to calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.


 # Net investment income and capital changes per share are based upon monthly average shares outstanding.

                         FINANCIAL HIGHLIGHTS CONTINUED
                         GLOBAL EQUITY ALLOCATION FUND


                                                                             CLASS C
                                            -------------------------------------------------------------------------
                                                YEAR         YEAR         YEAR         YEAR         YEAR      JANUARY
                                               ENDED        ENDED        ENDED        ENDED        ENDED     4, 1993*
                                            JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,      TO JUNE
SELECTED PER SHARE DATA AND RATIOS             1998#         1997         1996         1995         1994     30, 1993
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $  16.24     $  14.49     $  12.43     $  11.90     $  11.05     $  10.00
                                            --------     --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                  0.08        (0.03)        0.12         0.04         0.06         0.01
  Net Realized and Unrealized Gain              2.05         2.73         2.75         0.65         0.86         1.04
                                            --------     --------     --------     --------     --------     --------
  Total From Investment Operations              2.13         2.70         2.87         0.69         0.92         1.05
                                            --------     --------     --------     --------     --------     --------
DISTRIBUTIONS
  Net Investment Income                        (0.24)       (0.46)       (0.33)          --           --           --
  In Excess of Net Investment Income              --           --           --        (0.03)          --           --
  Net Realized Gain                            (1.83)       (0.49)       (0.48)       (0.13)       (0.07)          --
                                            --------     --------     --------     --------     --------     --------
  Total Distributions                          (2.07)       (0.95)       (0.81)       (0.16)       (0.07)          --
                                            --------     --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD              $  16.30     $  16.24     $  14.49     $  12.43     $  11.90     $  11.05
                                            --------     --------     --------     --------     --------     --------
                                            --------     --------     --------     --------     --------     --------
TOTAL RETURN (1)                               15.37%       19.69%       23.65%        5.84%        8.34%       10.50%
                                            --------     --------     --------     --------     --------     --------
                                            --------     --------     --------     --------     --------     --------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)           $108,650     $ 78,199     $ 63,025     $ 40,460     $ 29,892     $  6,995
Ratio of Expenses to Average Net Assets         2.55%        2.45%        2.45%        2.45%        2.45%        2.45%**
Ratio of Net Investment Income (Loss) to
  Average Net Assets                            0.52%       (0.16)%      (0.04)%       0.25%        0.23%        0.29%**
Portfolio Turnover Rate                          108%          45%          44%          39%          30%          14%
---------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income                                  $   0.02     $   0.03     $   1.16     $   0.05     $   0.12     $   0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                2.56%        2.65%        2.81%        2.78%        3.34%        4.40%**
  Net Investment Income (Loss) to
    Average Net Assets                          0.52%       (0.34)%      (0.40)%      (0.08)%      (0.66)%      (1.66)%**
---------------------------------------------------------------------------------------------------------------------


 * Commencement of operations

 ** Annualized

 + The Fund began offering Class B shares on August 1, 1995.

 (1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for a periods of less than one year are not annualized.


 # Net investment income and capital changes per share are based upon monthly average shares outstanding.

                         FINANCIAL HIGHLIGHTS CONTINUED
                           INTERNATIONAL MAGNUM FUND


                                                  CLASS A                 CLASS B                 CLASS C
                                           ---------------------   ---------------------   ---------------------
                                                YEAR     JULY 1,        YEAR     JULY 1,        YEAR     JULY 1,
                                               ENDED    1996* TO       ENDED    1996* TO       ENDED    1996* TO
                                            JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,
SELECTED PER SHARE DATA AND RATIOS             1998#        1997       1998#        1997       1998#        1997
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $   13.91   $   12.00   $   13.84   $   12.00   $   13.83   $   12.00
                                           ---------   ---------   ---------   ---------   ---------   ---------

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                         0.17        0.17        0.05        0.10        0.05        0.06
  Net Realized and Unrealized Gain              0.96        1.88        0.97        1.85        0.99        1.88
                                           ---------   ---------   ---------   ---------   ---------   ---------
  Total From Investment Operations              1.13        2.05        1.02        1.95        1.04        1.94
                                           ---------   ---------   ---------   ---------   ---------   ---------
DISTRIBUTION:
  Net Investment Income                        (0.18)      (0.13)      (0.13)      (0.10)      (0.08)      (0.10)
  Net Realized Gain                            (0.01)      (0.01)      (0.01)      (0.01)      (0.01)      (0.01)
                                           ---------   ---------   ---------   ---------   ---------   ---------
  Total Distributions                          (0.19)      (0.14)      (0.14)      (0.11)      (0.09)      (0.11)
                                           ---------   ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD             $   14.85   $   13.91   $   14.72   $   13.84   $   14.78   $   13.83
                                           ---------   ---------   ---------   ---------   ---------   ---------
                                           ---------   ---------   ---------   ---------   ---------   ---------
TOTAL RETURN (1)                                8.32%      17.30%       7.55%      16.40%       7.55%      16.27%
                                           ---------   ---------   ---------   ---------   ---------   ---------
                                           ---------   ---------   ---------   ---------   ---------   ---------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)          $  66,817   $  21,961   $  51,541   $  18,215   $  15,520   $   9,156
Ratio of Expenses to Average Net Assets         1.65%       1.65%**      2.40%      2.40%**      2.40%      2.40%**
Ratio of Net Investment Income to
 Average Net Assets                             1.19%       1.39%**      0.40%      0.54%**      0.36%      0.29%**
Portfolio Turnover Rate                           35%         22%         35%         22%         35%         22%
----------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
 During the Period
  Per Share Benefit to Net Investment
    Income                                 $    0.02   $    0.11   $    0.02   $    0.17   $    0.02   $    0.21
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                1.82%       2.50%**      2.57%      3.34%**      2.56%      3.45%**
  Net Investment Income (Loss) to
    Average Net Assets                          1.02%       0.52%**      0.23%     (0.42)%**      0.20%     (0.77)%**
----------------------------------------------------------------------------------------------------------------


 * Commencement of operations


 ** Annualized


(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.


 # Net investment income and capital changes per share are based upon monthly average shares outstanding.

                         FINANCIAL HIGHLIGHTS CONTINUED
                              LATIN AMERICAN FUND


                                                      CLASS A                                           CLASS B
                                ----------------------------------------------------     -------------------------------------
                                                                             JULY 6,                                 AUGUST 1,
                                 YEAR ENDED    YEAR ENDED   YEAR ENDED         1994*      YEAR ENDED    YEAR ENDED    1995+ TO
SELECTED PER SHARE DATA AND        JUNE 30,      JUNE 30,     JUNE 30,      JUNE 30,        JUNE 30,      JUNE 30,    JUNE 30,
RATIOS                                1998#          1997         1996          1995           1998#          1997        1996
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $     17.39   $     12.63   $     9.08   $     12.00     $     16.99   $     12.45   $    9.58
                                -----------   -----------   ----------   -----------     -----------   -----------   ---------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income (Loss)        (0.01)         0.02         0.10         (0.02)          (0.08)        (0.03)       0.03
  Net Realized and Unrealized
    Gain (Loss)                       (2.73)         6.46         3.47         (2.70)          (2.65)         6.28        2.84
                                -----------   -----------   ----------   -----------     -----------   -----------   ---------
  Total From Investment
    Operations                        (2.74)         6.48         3.57         (2.72)          (2.73)         6.25        2.87
                                -----------   -----------   ----------   -----------     -----------   -----------   ---------
DISTRIBUTIONS
  Net Investment Income                  --            --        (0.02)           --              --            --          --
  In Excess of Net Investment
    Income                               --         (0.09)          --            --              --         (0.08)         --
  Net Realized Gain                   (1.92)        (1.63)          --            --           (1.92)        (1.63)         --
  In Excess of Net Realized
    Gain                              (1.31)           --           --            --           (1.31)           --          --
  Return of Capital                      --            --           --         (0.20)             --            --          --
                                -----------   -----------   ----------   -----------     -----------   -----------   ---------
  Total Distributions                 (3.23)        (1.72)       (0.02)        (0.20)          (3.23)        (1.71)         --
                                -----------   -----------   ----------   -----------     -----------   -----------   ---------
NET ASSET VALUE, END OF PERIOD  $     11.42   $     17.39   $    12.63   $      9.08     $     11.03   $     16.99   $   12.45
                                -----------   -----------   ----------   -----------     -----------   -----------   ---------
                                -----------   -----------   ----------   -----------     -----------   -----------   ---------
TOTAL RETURN (1)                     (17.37)%       57.32%       39.35%       (23.07)%        (17.82)%       56.17%      29.26%
                                -----------   -----------   ----------   -----------     -----------   -----------   ---------
                                -----------   -----------   ----------   -----------     -----------   -----------   ---------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)                       $    44,439   $    84,401   $   18,701   $     7,658     $    24,206   $    14,314   $   2,041
Ratio of Expenses to Average
  Net Assets                           2.25%         2.24%        2.11%         2.46%**         2.99%         2.99%       2.87%**
Ratio of Net Investment Income
  (Loss) to Average Net Assets        (0.09)%       (0.08)%       1.18%        (0.44)%**       (0.58)%       (0.78)%      0.88%**
Portfolio Turnover Rate                 249%          241%         131%          107%            249%          241%        131%
------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income           $      0.02   $      0.10   $     0.09   $      0.13     $      0.02   $      0.02   $    0.04
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                             2.41%         2.77%        3.28%         4.30%**         3.16%         3.55%       3.89%**
  Net Investment Income (Loss)
    to Average Net Assets             (0.24)%       (0.61)%       0.01%        (2.26)%**       (0.73)%       (1.34)%     (0.14)%**
Ratio of Expenses to Average
  Net Assets excluding country
  tax expense                          2.10%         2.10%        2.10%         2.10%**         2.85%         2.85%       2.85%**
------------------------------------------------------------------------------------------------------------------------------


  * Commencement of operations

 ** Annualized

  + The Fund began offering Class B shares on August 1, 1995

 (1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.


 # Net investment income and capital changes per share are based upon monthly average shares outstanding.

                         FINANCIAL HIGHLIGHTS CONTINUED
                              LATIN AMERICAN FUND


                                                              CLASS C
                                           ---------------------------------------------
                                                YEAR        YEAR        YEAR     JULY 6,
                                               ENDED       ENDED       ENDED       1994*
                                            JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,
SELECTED PER SHARE DATA AND RATIOS             1998#        1997        1996        1995
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $   17.01   $   12.43   $    8.99   $   12.00
                                           ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                 (0.11)      (0.07)       0.04       (0.08)
  Net Realized and Unrealized Gain
    (Loss)                                     (2.63)       6.31        3.40       (2.73)
                                           ---------   ---------   ---------   ---------
  Total From Investment Operations             (2.74)       6.24        3.44       (2.81)
                                           ---------   ---------   ---------   ---------
DISTRIBUTIONS
  In Excess of Net Investment Income              --       (0.03)         --          --
  Net Realized Gain                            (1.92)      (1.63)         --          --
  In Excess of Net Realized Gain               (1.31)         --          --          --
  Return of Capital                               --          --          --       (0.20)
                                           ---------   ---------   ---------   ---------
  Total Distributions                          (3.23)      (1.66)         --       (0.20)
                                           ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD             $   11.04   $   17.01   $   12.43   $    8.99
                                           ---------   ---------   ---------   ---------
                                           ---------   ---------   ---------   ---------
TOTAL RETURN (1)                              (17.86)%     56.04%      38.26%     (23.83)%
                                           ---------   ---------   ---------   ---------
                                           ---------   ---------   ---------   ---------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)          $  14,577   $  20,345   $   6,780   $   4,085
Ratio of Expenses to Average Net Assets         3.00%       2.99%       2.86%       3.20%**
Ratio of Net Investment Income (Loss) to
  Average Net Assets                           (0.77)%     (0.79)%      0.42%      (1.16)%**
Portfolio Turnover Rate                          249%        241%        131%        107%
----------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income                                 $    0.02   $    0.05   $    0.12   $    0.12
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                3.16%       3.56%       4.06%       5.20%**
  Net Investment Income (Loss) to
    Average Net Assets                         (0.93)%     (1.36)%     (0.78)%     (3.16)%**
Ratio of Expenses to Average Net Assets
  excluding country tax expense                 2.85%       2.85%       2.85%       2.85%**
----------------------------------------------------------------------------------------


  * Commencement of operations

 ** Annualized

  + The Fund began offering Class B shares on August 1, 1995

 (1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.


 # Net investment income and capital changes per share are based upon monthly average shares outstanding.

                       INVESTMENT OBJECTIVES AND POLICIES


    The investment objective of each Fund is described below, together with the policies such Fund employs in its efforts to achieve its objective. Each Fund's investment objective is a fundamental policy which may not be changed by the Fund without the approval of a majority of the Fund's outstanding voting securities. There can be no assurance that a Fund's investment objective will be attained. The investment policies described below are not fundamental policies and may be changed without shareholder approval. For each of the Funds, other than the Japanese Equity and Latin American Funds, equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks. For more information about certain investment practices of the Funds, see "Additional Investment Information" below and "Investment Objectives and Policies" in the Statement of Additional Information.


THE ASIAN GROWTH FUND

    The investment objective of the Asian Growth Fund is long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan. The production of any current income is incidental to this objective. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of the value of its total assets in equity securities which are traded on recognized stock exchanges of the countries in Asia described below and in equity securities of companies organized under the laws of an Asian country whose business is conducted principally in Asia. The Fund does not intend to invest in securities which are primarily traded in markets in Japan or in companies organized under the laws of Japan. The Fund may also invest in sponsored or unsponsored depositary receipts, including American Depositary Receipts ("ADRs") of Asian issuers that are traded on stock exchanges in the United States.

    The Asian Growth Fund will invest in countries having more established markets in the Asian region. The Asian countries to be represented in the Fund will consist of three or more of the following countries: Hong Kong (China), Singapore, Malaysia, Thailand, the Philippines and Indonesia. The Fund may also invest in common stocks traded on markets in mainland China, Taiwan, South Korea, India, Pakistan, Sri Lanka and other developing markets that are open to foreign investment. There is no requirement that the Fund, at any given time, invest in any one particular country or in all of the countries listed above or in any other Asian countries. Allocation of investments among the various countries will depend on the relative attractiveness of the stocks of issuers in the respective countries. Government regulation and restrictions in many of the countries of interest may limit the amount, mode and extent of investment in companies in such countries.


    The Adviser's approach in selecting investments for the Asian Growth Fund is oriented to individual stock selection and is value driven. In selecting stocks for the Fund, the Adviser initially identifies those stocks which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues, and then evaluates the future value of such stocks by running the results of an in-depth study of the issuer through a dividend discount model. The Adviser utilizes the research of a number of sources, including its affiliate in Geneva, Switzerland, Morgan Stanley Capital International ("MSCI"), in identifying attractive securities, and applies a number of proprietary screening criteria to identify those securities it believes to be undervalued. Fund holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's value criteria. Those which no longer conform are sold. In selecting industries and particular issuers, the Adviser will evaluate costs of labor and raw materials, access to technology, export of products and government regulation, as well as the assets, revenues and earnings of issuers. Although the Fund seeks to invest in larger companies, it may invest in small- and medium-sized companies that, in the Adviser's view, have potential for growth. The Fund may invest in equity securities of smaller capitalization companies, which may involve a higher degree of risk and price volatility than investment in securities of larger companies. The Fund's investments will include securities of issuers located in developing countries and traded in emerging markets. These securities pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets.


    Although the Asian Growth Fund intends to invest primarily in securities listed on stock exchanges, it may also invest in securities traded in over-the-counter markets and, to a limited extent, in non-publicly traded securities. Securities traded in over-the-counter markets and non-publicly traded securities pose liquidity risks.

    Under normal circumstances, at least 65% of the total assets of the Asian Growth Fund will be invested in equity securities of issuers in Asian countries, excluding Japan. Any remaining assets of the Fund will be kept in any combination of debt instruments, bills and bonds of governmental entities in Asia and the United States, in notes, debentures, and bonds of companies in Asia and in money market instruments in the United States. Debt securities convertible into common stocks will be investment grade (rated in one of the four highest rating categories by an internationally recognized statistical rating organization) or, if unrated, will be of comparable quality as determined by the Adviser under the supervision of the Board of Directors. Pending investment or settlement, and for liquidity purposes, the Fund may invest in domestic, Eurodollar and foreign short-term money market instruments. For temporary defensive purposes, the Fund may invest a portion or all of its assets in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality or hold cash. The Fund may enter into forward foreign currency exchange contracts and invest in derivative instruments. Because of the lack of hedging facilities in the currency markets of Asia, no active currency hedging strategy is anticipated currently. Instead, each investment will be considered on a total currency adjusted basis with the U.S. Dollar as a base currency.


    For further information about the foregoing and certain additional investment practices of the Asian Growth Fund, see "Additional Investment Information" below.

THE EMERGING MARKETS FUND


    The investment objective of the Emerging Markets Fund is to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers. Under normal conditions, at least 65% of the Fund's total assets will be invested in emerging country equity securities. As used in this Prospectus, the term "emerging markets" applies to any country which, in the opinion of the Adviser, is generally considered to be an emerging or developing country by the international financial community, including the International Bank for Reconstruction and Development (more commonly known as The World Bank) and the International Finance Corporation. There are currently over 130 countries which, in the opinion of the Adviser, are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Currently, investing in many emerging markets is not feasible or may involve unacceptable political risks. The Fund will focus its investments on those emerging market countries in which it believes the economics are developing strongly and in which the markets are becoming more sophisticated. The Fund intends to invest primarily in some or all of the following countries:



Argentina
Botswana
Brazil
Chile
China (mainland and
 Hong Kong)
Colombia
Egypt
Ghana
Greece
Hungary
India
Indonesia
Israel
Jamaica
Jordan
Kenya
Malaysia
Mexico
Morocco
Nigeria
Pakistan
Peru
Philippines
Poland
Portugal
Russia
South Africa
South Korea
Sri Lanka
Taiwan
Thailand
Turkey
Venezuela
Zimbabwe



    As markets in other countries develop, the Emerging Markets Fund expects to expand and further diversify the emerging markets countries in which it invests. An emerging markets security is one issued by a company that, in the opinion of the Adviser, has one or more of the following characteristics: (i) its principal securities trading market is in an emerging markets country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets countries; or (iii) it is organized under the laws of, and has a principal office in, an emerging markets country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.


    To the extent that the Emerging Markets Fund's assets are not invested in emerging country equity securities, the remainder of the assets may be invested in (i) debt securities denominated in the currency of an emerging country or issued or guaranteed by an emerging country company or the government of an emerging country; (ii) equity or debt securities of corporate or governmental issuers located in industrialized countries; and (iii) short-term and medium-term debt securities of the type described below under "Additional Investment Information -- Temporary Investments." The Fund's assets may be invested in debt securities when the Fund believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term capital appreciation. It is likely that many of the debt securities in which the Fund will invest will be unrated, and whether or not rated, such securities may have speculative characteristics. When deemed appropriate by the Adviser, the Fund may invest up to 10% of its total assets (measured at the time of the investment) in lower quality debt securities. Lower quality debt securities, also known as "junk bonds," are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.



    The Emerging Markets Fund may invest indirectly in securities of emerging country issuers through sponsored or unsponsored depositary receipts, including ADRs. The Fund may also invest in non-publicly traded securities, private placements and restricted securities. The Fund may enter into short sales, forward foreign currency exchange contracts and instruments. For temporary defensive purposes, the Fund may invest a portion or all of its assets in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality, or hold cash.


    For further information about the foregoing and certain additional investment practices of the Emerging Markets Fund, including the particular risks associated with Russian Securities, see "Additional Investment Information" below.

THE GLOBAL EQUITY FUND


    The Global Equity Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. The Fund may invest in American, global or other types of depositary receipts. The Fund also may invest in equity-linked securities. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities of issuers located in at least three different countries. The Adviser expects that, under normal circumstances, at least 20% of the Fund's total assets will be invested in the common stocks of U.S. issuers. The remainder of the Fund will be invested in issuers located throughout the world, including those located in emerging markets. Securities in emerging markets may not be as liquid as those in developed markets and pose certain additional risks. See "The Emerging Markets Fund," above for a discussion of emerging markets. Although the Fund intends to invest primarily in securities listed on stock exchanges, it will also invest in securities traded in over-the-counter markets. The Fund may invest in forward foreign currency exchange contracts, reverse repurchase agreements, derivatives, when-issued and delayed delivery securities and non-publicly traded securities, including private placements and restricted securities. For temporary defensive purposes, the Fund may invest a portion or all of its assets in money market instruments and short-term and medium-term debt securities as described below under "Additional Investment Information -- Temporary Investments."



    The Adviser's approach in selecting investments for the Fund is oriented toward individual stock selection, and is value driven. The Adviser initially identifies those stocks which it believes to be undervalued in relation to the issuer's cash flow, earnings and dividends. The Adviser utilizes the research from a number of sources, including MSCI, in identifying attractive securities, and applies a number of proprietary screening criteria to identify those securities it believes to be undervalued. Fund holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's value criteria. Securities which no longer conform to such value criteria are sold.


    For further information about the foregoing and certain additional investment practices of the Fund, see "Additional Investment Information" below.

THE GLOBAL EQUITY ALLOCATION FUND


    The investment objective of the Global Equity Allocation Fund is to provide long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Adviser and with stock selection within each country designed to replicate a broad market index. The Fund will, under normal market conditions, invest at least 65% of the value of its total assets in equity securities of issuers in at least three different countries. The Adviser utilizes a "top-down" approach in selecting investments for the Fund that emphasizes country selection and weighting rather than individual stock selection. This approach reflects the Adviser's philosophy for this Fund that a diversified selection of securities representing exposure to world markets based upon the economic outlook and current valuation levels for each country is an effective way to maximize the return and minimize the risk associated with global investment.



    The Adviser determines country allocations for the Global Equity Allocation Fund on an ongoing basis within policy ranges dictated by each country's market capitalization and liquidity. The Fund will invest in the United States and other industrialized countries throughout the world that comprise the MSCI World Index. As of the date of this Prospectus, countries comprising the MSCI World Index included: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong (China), Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. In addition, the Fund may invest a portion of its assets in emerging country equity securities, which are described in detail in the discussion of the Emerging Markets Fund, above. The Adviser intends to use the same criteria as used for the Emerging Markets Fund in selecting emerging market securities for investment. As of the date of this Prospectus, the Fund intends to invest in some or all of the following emerging markets: Argentina, Indonesia, Portugal, South Africa, Brazil, Malaysia, Philippines, Thailand, India, Mexico, South Korea and Turkey.



    By analyzing a variety of macroeconomic and political factors, the Adviser develops fundamental projections on interest rates, currencies, corporate profits and economic growth for each country. These country projections are then used to determine what the Adviser believes to be a fair value for the stock market of each country. Discrepancies between actual value and fair value, as determined by the Adviser, provide an expected return for each stock market. The expected return is adjusted by currency return expectations derived from the Adviser's purchasing-power parity exchange rate model to arrive at an expected total return in U.S. Dollars. The final country allocation decision is then reached by considering the expected total return in light of various country specific considerations such as market size, volatility, liquidity and country risk.



    Within a particular country, investments are made through the purchase of common stocks which, in the aggregate, replicate a broad market index, which in most cases will be the MSCI Index for the particular country. The MSCI Indices measure the performance of stock markets worldwide. Companies included in the MSCI country index replicate the industry composition of the local market and are a representative sampling of large, medium and small companies, subject to liquidity. Non-domiciled companies traded on the local exchange and companies with restricted float due to dominant shareholders or cross-ownership are avoided. The Adviser may overweight or underweight an industry segment of a particular index if it concludes this would be advantageous to the Fund. Debt securities convertible into common stocks will be investment grade (rated in one of the four highest rating categories by a nationally recognized statistical rating organization (an "NRSRO")) or, if unrated, will be of comparable quality as determined by the Adviser under the supervision of the Board of Directors. Indexation of the Fund's stock selection reduces stock-specific risk through diversification and minimizes transaction costs, which can be substantial in foreign markets.



    The Global Equity Allocation Fund will normally purchase common stocks listed on a major stock exchange in the subject country. The Global Equity Allocation Fund may invest in non-publicly traded securities, private placements, restricted securities and derivative instruments. For temporary defensive purposes, the Fund may invest a portion or all of its assets in money market instruments and short- and medium-term debt securities as described below under "Additional Investment Information -- Temporary Investments."


    For further information about the foregoing and certain additional investment practices of the Fund, see "Additional Investment Information" below.

THE INTERNATIONAL MAGNUM FUND


    The investment objective of the International Magnum Fund is to provide long-term capital appreciation. The production of any current income is incidental to this objective. The Fund seeks to achieve its objective by investing primarily in equity securities of non-U.S. issuers in accordance with the EAFE country (defined below) weightings determined by the Adviser. The equity securities in which the Fund may invest may be denominated in any currency.


    The countries in which the International Magnum Fund will invest are those comprising the MSCI EAFE Index (the "Index"), which currently includes Australia, Japan, New Zealand, most nations located in Western Europe and certain developed countries in Asia, such as Hong Kong (China) and Singapore (each an "EAFE country," and collectively the "EAFE countries"). At least 65% of the total assets of the Fund will be invested in equity securities of issuers in at least three different EAFE countries under normal circumstances. In addition, the Fund may invest in a foreign country when it has been announced publicly that it will be added to the Index.


    By analyzing a variety of macroeconomic and political factors, the Adviser develops fundamental projections on comparative interest rates, currencies, corporate profits and economic growth among the various regions represented in the Index. These projections will be used to establish regional allocation strategies. Within these regional allocations, the Adviser then selects equity securities among issuers of a region.



    The Adviser's approach in selecting among equity securities within a region comprised of EAFE countries is oriented to individual stock selection and is value driven. The Adviser identifies those equity securities which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. In selecting investments, the Adviser utilizes the research of a number of sources, including MSCI. Fund holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's investment criteria. Equity securities which no longer conform to such investment criteria will be sold.


    Although the International Magnum Fund intends to invest primarily in equity securities listed on a stock exchange in an EAFE country, the Fund may invest in equity securities that are traded over the counter or that are not admitted to listing on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks. The Fund may also invest in private placements or initial public offerings in the form of oversubscriptions. Such investments generally entail short-term liquidity risks.

    The International Magnum Fund may invest up to 10% of its total assets in
(i) investment funds with investment objectives similar to that of the Fund and
(ii) for temporary purposes, money market funds and pooled investment vehicles. If the Fund invests in other investment funds, stockholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment fund. The Fund may invest in forward foreign currency contracts, derivatives, when-issued and delayed delivery securities and non-publicly traded securities including private placements and restricted securities.


    Although the International Magnum Fund anticipates being fully invested in equity securities of EAFE countries, the Fund may invest, under normal circumstances for cash management purposes, up to 35% of its total assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities, money market instruments or hold cash. For temporary defensive purposes, the Fund may invest a portion or all of its assets in money market instruments and short and medium-term debt securities described below under "Additional Investment Information -- Temporary Investments."


    For further information about the foregoing and certain additional investment practices of the International Magnum Fund, see "Additional Investment Information" below.

THE JAPANESE EQUITY FUND

    The investment objective of the Japanese Equity Fund is to provide long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of Japanese issuers. With respect to the Fund, equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks and depositary receipts.

    Under normal conditions, the Japanese Equity Fund will invest at least 80% of its total assets in securities issued by entities that are organized under the laws of Japan, entities for which the principal securities trading market is in Japan, and entities not organized under the laws of Japan but deriving 50% or more of their revenues or profits from goods produced or sold, investments made, or services performed in Japan or which have at least 50% of their assets situated in Japan. These securities may include debt securities (issued by the Japanese government or by Japanese companies) when the Adviser believes that the potential for capital appreciation from investment in debt securities equals or exceeds that available from investment in equity securities. In making investment decisions, the Adviser will consider, among other factors, the size of the company, its financial condition, its marketing and technical strengths and its competitiveness in its industry. All debt securities in which the Fund may invest will be rated no lower than BBB by Standard & Poor's Ratings Group ("S&P"), Baa by Moody's Investors Services, Inc. ("Moody's") or BBB by Mikuni Inc. ("Mikuni") (a Japanese rating agency) or, if unrated, of comparable quality as determined by the Adviser. Securities rated BBB by S&P, Baa by Moody's or BBB by Mikuni have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than would be the case with higher rated securities. The convertible securities in which the Fund may invest include bonds, notes, debentures, preferred stocks and other securities convertible into common stocks and may be fixed-income or zero coupon debt securities. Prior to their conversion, convertible securities may have characteristics similar to nonconvertible debt securities.



    The Japanese Equity Fund currently intends to focus its investments in Japanese companies that have an active market for their shares and that the Adviser believes show a potential for better than average growth. The Fund anticipates that most equity securities of Japanese companies in which it invests, either directly or indirectly by means of ADRs or convertible debentures, will be listed on securities exchanges in Japan. The Fund may also invest in equity securities of Japanese companies that are traded in an over-the-counter market.



    The Japanese Equity Fund may also invest up to 20% of its total assets in cash or short-term government or other short-term prime obligations or repurchase agreements so that funds may be readily available for general corporate purposes, including the payment of dividends, redemptions and operating expenses, for investment in securities through exercise of rights or otherwise. The Fund may invest in forward foreign currency contracts, derivatives, when-issued and delayed delivery securities and non-publicly traded securities including private placements and restricted securities. For temporary defensive purposes, the Fund may invest a portion or all of its assets in money market instruments and medium-term debt securities as described below under "Additional Investment Information -- Temporary Investments" below.


    For further information about the foregoing and certain additional investment practices of the Japanese Equity Fund, see "Additional Investment Information" below.

    Investors should consider the following factors inherent in investment in Japan.

    TRADE ISSUES. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses ensuing therefrom, Japan is in a difficult phase in its relation with its trading partners, particularly the U.S., where the trade imbalance is the greatest. Retaliatory action taken by such trading partners could affect the ability of Japanese companies to export goods to these countries, which could negatively impact the value of securities in the Fund.


    CURRENCY FACTORS. The value of the yen in relation to the dollar has fluctuated significantly in recent years. A decline in the value of the yen would adversely affect the value of the Fund in dollar terms.


    THE JAPANESE STOCK MARKET. Like other stock markets, the Japanese stock market can be volatile. A decline in the market may have an adverse effect on the availability of credit and on the value of the substantial stock holdings of Japanese companies in particular, Japanese banks, insurance companies and other financial institutions. A decline in the market may contribute to weakness in Japan's economy. The common stocks of many Japanese companies continue to trade at high price-earnings ratios. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States. In general, however, reported net income in Japan is understated relative to U.S. accounting standards. In addition, Japanese companies have tended historically to have higher growth rates than U.S. companies, and Japanese interest rates have generally been lower than in the U.S., both of which factors tend to result in lower discount rates and higher price-earnings ratios in Japan than in the United States.

THE LATIN AMERICAN FUND

    The investment objective of the Latin American Fund is long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities (i) of companies organized in or for which the principal securities trading market is in Latin America, (ii) denominated in a Latin American currency issued by companies to finance operations in Latin America, or
(iii) of companies that alone or on a consolidated basis derive 50% or more of their annual revenues from either goods produced, sales made or services performed in Latin America (collectively, "Latin American issuers") and by investing, from time to time, in debt securities issued or guaranteed by a Latin American government or governmental entity ("Sovereign Debt"). With respect to the Fund, unless otherwise indicated, Latin America consists of Argentina, Bolivia, Brazil, Chile, Colombia, Costa Rica, Cuba, the Dominican Republic, Ecuador, El Salvador, Guatemala, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Uruguay and Venezuela. Income is not an investment objective or a consideration in selecting investments.


    Under normal conditions, substantially all, but not less than 80%, of the Latin American Fund's total assets are invested in equity securities of Latin American issuers and in Sovereign Debt. With respect to the Fund, equity securities include common or preferred stocks (including convertible preferred stock); bonds, notes or debentures convertible into common or preferred stock; stock purchase warrants or rights, equity interests in trusts or partnerships; or American, global or other types of depositary receipts. Securities in which the Latin American Fund may invest include those that are neither listed on a stock exchange nor traded over-the-counter. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.


    The Latin American Fund focuses its investments in listed equity securities in Argentina, Brazil, Chile and Mexico, the most developed capital markets in Latin America. The Fund expects, under normal market conditions, to have at least 55% of its total assets invested in listed equity securities of issuers in these four countries. In addition, the Fund actively invests in markets in other Latin American countries such as Colombia, Peru and Venezuela. The Fund is not limited in the extent to which it may invest in any Latin American country and intends to invest opportunistically as markets develop. The portion of the Fund's holdings in any Latin American country will vary from time to time, although the portion of the Fund's assets invested in Chile may tend to vary less than the portions invested in other Latin American countries because, with limited exceptions, capital invested in Chile currently cannot be repatriated for one year.

    The securities markets of Latin American countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many Latin American issuers may be held by a limited number of persons, which may limit the number of shares available for investment by the Fund. A limited number of issuers in most, if not all, Latin American securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of Latin American securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, certain Latin American securities markets, including those of Argentina, Brazil, Chile and Mexico, are susceptible to being influenced by large investors trading significant blocks of securities or by large dispositions of securities resulting from the failure to meet margin calls when due.

    In addition to their smaller size, lesser liquidity and greater volatility, Latin American securities markets are less developed than U.S. securities markets. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Consequently, the prices at which the Fund may acquire investments may be affected by other market participants' anticipation of the Fund's investing, by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. Commissions and other transaction costs on most, if not all, Latin American securities exchanges are generally higher than in the United States, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions.


    To the extent that the Latin American Fund's assets are not invested in equity securities of Latin American issuers or in Sovereign Debt, the remainder of the assets may be invested in (i) debt securities of Latin American corporate issuers, (ii) equity or debt securities of corporate or governmental issuers located in countries outside Latin America, and (iii) short-term and medium-term debt securities of the type described below under "Temporary Investments." The Fund's assets may be invested in debt securities when the Fund believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term capital appreciation. It is likely that many of the debt securities in which the Fund will invest will be unrated. The Fund may invest up to 20% of its total assets in securities that are determined by the Adviser to be comparable to securities rated below investment grade by S&P or Moody's. Such lower-quality securities are regarded as being predominantly speculative and involve significant risks.


    The Latin American Fund's holdings of lower-quality debt securities will consist predominantly of Sovereign Debt, much of which trades at substantial discounts from face value and which may include Sovereign Debt comparable to securities rated as low as D by S&P or C by Moody's. The Fund may invest in Sovereign Debt to hold and trade in appropriate circumstances, as well as to use to participate in debt for equity conversion programs. The Fund will invest in Sovereign Debt only when the Fund believes such investments offer opportunities for long-term capital appreciation. Investment in Sovereign Debt involves a high degree of risk and such securities are generally considered to be speculative in nature.


    For temporary defensive purposes, the Latin American Fund may invest less than 80% of its total assets in Latin American equity securities and Sovereign Debt, in which case the Fund may invest a portion or all of its assets in other equity or debt securities or may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities, money market instruments or hold cash. The Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, may purchase and write (sell) put and call options on securities, foreign currency and on foreign currency futures contracts, and may enter into stock index and interest rate futures contracts and options thereon. There currently are limited options and futures markets for Latin American currencies, securities and indexes, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used depends on the development of those markets. The Fund may also from time to time lend securities (but not in excess of 20% of its total assets) from its portfolio to brokers, dealers and financial institutions.


    The Board of Directors has determined that, in light of the increased presence of telecommunications companies in the Latin American markets, the Fund's ability to achieve its investment objective would be materially adversely affected if it were not permitted to invest more than 25% of its assets in securities of companies in the telecommunications industries of the Latin American countries in which the Fund invests. In accordance with the Fund's investment restrictions and as a result of the Board's action, the Fund is required to invest at least 25% of its total assets in securities of Latin American issuers engaged in the telecommunications industry. The Fund will remain so invested until the Board determines that the Fund should invest less than 25% of its assets in that industry. Because the Fund will have a more concentrated position in the securities of a single sector within the Latin American securities markets, the Fund will be subject to certain risks with respect to these portfolio securities. Market price movements affecting telecommunications companies and their securities will have a greater impact on the Fund's performance because of the more concentrated position in such securities. Telecommunications may be subject to greater government regulation than many other industries. Changes in government policies and the need to obtain regulatory approvals may have a material effect on products and services offered by telecommunications companies. Technological and structural developments may adversely affect the profitability of telecommunications companies. To better control the Fund's exposure to such risks, the Board has limited investments in telecommunications securities to not more than 40% of the Fund's assets.

    The Latin American Fund is authorized to borrow up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, for investment purposes to increase the opportunity for greater return and for payment of dividends. Such borrowings would constitute leverage, which is a speculative characteristic. See "Additional Investment Information -- Borrowing and Other Forms of Leverage."

    The Latin American Fund may also enter into forward foreign currency contracts, derivatives, reverse repurchase agreements, short sales, when-issued and delayed delivery contracts and non-publicly traded securities, including private placements and restricted securities.

    For further information about the foregoing and certain additional investment practices of the Latin American Fund, see "Additional Investment Information" below.

                       ADDITIONAL INVESTMENT INFORMATION

BORROWING AND OTHER FORMS OF LEVERAGE


    The Global Equity Allocation, Asian Growth, Emerging Markets, International Magnum, and Japanese Equity Funds may borrow up to 10% of their total assets as a temporary measure for extraordinary or emergency purposes. These Funds may not purchase additional securities when borrowings exceed 5% of total assets. The Latin American Fund may enter into reverse repurchase agreements in accordance with its investment objective and policies and borrow amounts up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing. The Global Equity Fund may borrow money
(i) as a temporary measure for extraordinary or emergency purposes, and (ii) in connection with reverse repurchase agreements, provided that (i) and (ii) in combination do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings) and, further, that the Fund may not purchase additional securities when borrowings exceed 5% of its total assets.



    Borrowings by the Latin American Fund may result in leveraging. Leveraging magnifies declines as well as increases in the net asset value of the Fund's shares and in the yield on a Fund's investments. Although the Fund is authorized to borrow, it will do so only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. The extent to which the Fund may borrow will also depend on the availability of credit. No assurance can be given that the Fund will be able to borrow on terms acceptable to the Funds or the Adviser. Borrowing by the Fund may create the opportunity for increased net income but, at the same time, would involve special risk considerations. Borrowing will create interest expenses for the Fund which can exceed the income from the assets obtained with the proceeds. To the extent the income derived from securities purchased with funds obtained through borrowing exceeds the interest and other expenses that the Fund will have to pay in connection with such borrowing, the Fund's net income will be greater than if the Fund did not borrow. Conversely, if the income from the assets obtained through borrowing is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if the Fund did not borrow, and therefore the amount available for distribution to shareholders will be reduced. The Fund expects that any borrowing, other than for temporary purposes, will be made on a secured basis. The Funds' custodian will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund's shareholders, and the terms of the Fund's borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of securities and instruments that the Fund would otherwise purchase.


CONVERTIBLE SECURITIES, WARRANTS AND EQUITY-LINKED SECURITIES

    Each Fund may invest in convertible securities, preferred stock, warrants or other securities exchangeable under certain circumstances for shares of common stock. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.


    The Global Equity Fund may invest in equity-linked securities, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. Trading prices of the underlying common stock will be influenced by the issuer's operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market which is fairly developed and liquid. The market for such securities may be shallow, however, and high volume trades may be possible only with discounting. In addition to the foregoing risks, the return on such securities depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other lender. The creditworthiness of such third party issuer of equity-linked securities may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using equity-linked securities over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using equity-linked securities is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

DEPOSITARY RECEIPTS


    The Funds may invest in depositary receipts, including ADRs, Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts, to the extent that such depositary receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of depositary receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.


    Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipt. The depositary of an unsponsored depositary receipt is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored depositary receipt voting rights with respect to the deposited securities or pool of securities. Depositary receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. The Funds may invest in sponsored and unsponsored depositary receipts. For purposes of the Funds' investment policies, a Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    Each of the Funds may enter into forward foreign currency exchange contracts ("forward contracts"). Forward contracts provide for the purchase or sale of an amount of a specified foreign currency at a future date. Purposes for which such contracts may be used include protecting against a decline in a foreign currency against the U.S. Dollar between the trade date and settlement date when a Fund purchases or sells securities, locking in the U.S. Dollar value of dividends declared on securities held by the Fund and generally protecting the U.S. Dollar value of securities held by the Fund against exchange rate fluctuations. While such forward contracts may limit losses to a Fund as a result of exchange rate fluctuations, they will also limit any exchange rate gains that might otherwise have been realized.

FOREIGN INVESTMENT

    Each of the Funds invests in securities of foreign issuers. Investment in securities of foreign issuers, especially in securities of issuers in emerging countries, involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing, and financial and other reporting standards and requirements comparable to those applicable to domestic companies. Therefore, disclosure of certain material information may not be made and less information may be available to investors investing in foreign countries than in the United States. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and subject to greater price volatility than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Funds by domestic companies. Additional risks include future adverse political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits, and the possible adoption of foreign governmental restrictions such as exchange controls. Also, it may be more difficult to obtain a judgment in a court outside the United States. Emerging countries may have less stable political environments than more developed countries.

    Investments in securities of foreign issuers are frequently denominated in foreign currencies, and a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies. Therefore, the value of a Fund's assets measured in U.S. Dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Each Fund will also incur certain costs in connection with conversions between various currencies.

INVESTMENT COMPANY SECURITIES


    Each Fund may invest in securities of another open-end or closed-end investment company, by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations or as may otherwise be permitted by the Investment Company Act of 1940, as amended (the "1940 Act").


    Some emerging market countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds which have been specifically authorized. Certain of the Funds may invest in these investment funds, including those advised by MSAM, as well as other investment companies, subject to applicable provisions of the 1940 Act and other applicable laws.

    If a Fund invests in such investment companies, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds.

LOANS OF PORTFOLIO SECURITIES

    Each Fund may lend its portfolio securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest. The Funds will not enter into securities loan transactions exceeding in the aggregate 33 1/3% of the market value of a Fund's total assets (exceeding in the aggregate 20% of such value with respect to the Latin American Fund). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower of the portfolio securities fail financially.

LOWER RATED AND UNRATED DEBT SECURITIES


    The Emerging Markets and Latin American Funds may invest in lower rated or unrated debt securities, commonly referred to as "junk bonds." In addition, the emerging country debt securities in which such Funds may invest are subject to risk and will not be required to meet a minimum rating standard and may not be rated. Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. Lower rated or unrated securities are more likely to react to developments affecting credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of lower rated and unrated debt securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Fluctuations in the value of a Fund's investments will be reflected in the Fund's net asset value per share. The Adviser considers both credit risk and market risk in making investment decisions for a Fund. Investors should carefully consider the relative risks of investing in lower rated and unrated debt securities and understand that such securities are not generally meant for short-term investing.



    Adverse economic developments may disrupt the market for U.S. corporate lower rated and unrated debt securities and for international and emerging country debt securities. Such disruptions may severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for lower rated and unrated debt securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. In addition, there may be limited trading markets for debt securities of issuers located in emerging countries. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value.


    Prices for lower rated and unrated debt securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund's net asset value and investment practices, the secondary market for lower rated and unrated debt securities, the financial condition of issuers of such securities and the value of outstanding lower rated and unrated debt securities. For example, U.S. federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in lower rated and unrated debt securities and limiting the deductibility of interest by certain corporate issuers of lower rated and unrated debt securities adversely affected the market in recent years.

    Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of lower rated and unrated debt securities.

MONEY MARKET INSTRUMENTS


    Each Fund is permitted to invest in money market instruments pending other investment, prior to settlement of portfolio transactions, for liquidity and for temporary defensive purposes. The money market investments permitted for the Funds include obligations of the U.S. Government, its agencies and instrumentalities, obligations of foreign sovereignties, other debt securities, including high-grade commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit).


NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES


    Each Fund may invest in securities that are neither listed on a stock exchange nor traded over the counter. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration. No Fund may invest more than 15% of its net assets in illiquid securities, which generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933

Act"); however, securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by, and subject to the supervision of, the Board of Directors are not subject to the limitation on illiquid securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in the security and the number of potential purchasers in the market for the security. To the extent that qualified institutional buyers become uninterested in buying 144A Securities, such securities in a Fund's portfolio could increase the Fund's level of illiquidity. Notwithstanding the foregoing, none of the Funds other than the Global Equity Fund may invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale.


REPURCHASE AGREEMENTS


    Each Fund may enter into repurchase agreements with brokers, dealers, banks or other financial institutions that meet the credit guidelines set by the Fund's Board of Directors. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week and never exceeds one year. A repurchase agreement may be viewed as a fully collateralized loan of money by a Fund to the seller. The Funds always receive securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, a Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited. Repurchase agreements with durations (or maturities) over seven days in length are considered to be illiquid securities.


REVERSE REPURCHASE AGREEMENTS


    The Latin American Fund and the Global Equity Fund may enter into reverse repurchase agreements with brokers, dealers, banks or other financial institutions that meet credit guidelines set by the Company's Board of Directors. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. A Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Funds will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Funds will maintain with an appropriate custodian a separate account with a segregated portfolio of cash or liquid assets in an amount at least equal to its purchase obligations under these agreements (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect a Fund's net asset value. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision.


RUSSIAN SECURITIES TRANSACTIONS

    The Emerging Markets Fund may invest in equity securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.


    In light of the risks described above, the Board of Directors has approved certain procedures concerning the Fund's investments in Russian securities. Among these procedures is a requirement that the Fund will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Fund. This requirement will likely have the effect of precluding investments in certain Russian companies that the Fund would otherwise make.

SHORT SALES


    A short sale is a transaction in which a Fund sells securities it either owns or has the right to acquire at no added cost (i.e., "against the box") or it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. The Emerging Markets and Latin American Funds may from time to time sell securities short without limitation, although neither of such Funds intends to sell securities short on a regular basis. The Global Equity Fund may from time to time sell securities short against the box. When a Fund makes a short sale of borrowed securities, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, a Fund will need to arrange through a broker to borrow the securities and, in so doing, the Fund will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.



    A Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or liquid assets. In addition, the Fund will place in a segregated account with an appropriate custodian an amount of cash or liquid assets equal to the difference, if any, between (1) the market value of the securities sold, and (2) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.


TEMPORARY INVESTMENTS


    For temporary defensive purposes, when the Adviser determines that market conditions warrant, each Fund may invest a portion or all of its assets in money market instruments, short- and medium-term debt securities that the Adviser believes to be of high quality, or hold cash.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    Each Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment, and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. It is a current policy of each of the Funds, other than the Global Equity Fund, not to enter into when-issued commitments or delayed delivery securities exceeding, in the aggregate, 15% of a Fund's net assets other than the obligations created by these commitments.

ZERO COUPONS; PAY-IN-KIND; DEFERRED PAYMENT SECURITIES

    The Funds may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. A Fund accrues income with respect to these securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

DERIVATIVE INSTRUMENTS

    The Funds are permitted to invest in various derivative instruments for both hedging and non-hedging purposes. Derivative instruments include options, futures and options on futures, structured notes, caps, floors, collars and swaps. Additionally, the Funds may invest in other derivative instruments that are developed over time if their use would be consistent with the objectives of the Funds. Each Fund, other than the Global Equity Fund (as described below), will limit its use of the foregoing derivative instruments for non-hedging purposes to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivative instruments. In addition, no Fund, other than the Global Equity Fund, will enter into futures contracts and options on futures contracts to the extent that the notional value of its outstanding obligations to purchase securities under such contracts would exceed 20% of its total assets. The Global Equity Fund will limit its use of the foregoing derivative instruments to 50% of its total assets measured by the aggregate notional amount of outstanding derivative instruments, provided that no more than 33 1/3% of its total assets are invested, for non-hedging purposes, in derivatives other than futures and options on futures. The Funds' investments in forward foreign currency contracts and derivatives used for hedging purposes are not subject to the limits described above.


    The Funds may use derivative instruments under a number of different circumstances to further their investment objectives. The Funds may use derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives. For example, a Fund may purchase derivatives to quickly gain exposure to a market in response to changes in the Fund's investment strategy or upon the inflow of investable cash or when the derivative provides greater liquidity than the underlying securities market. A Fund may also use derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. Derivatives may also be used by a Fund for hedging purposes and in other circumstances when a Fund's Adviser believes it advantageous to do so consistent with the Fund's investment objective. The Funds will not, however, use derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by a particular Fund's investment policies, and then only in a manner consistent with such policies.


    Some of the derivative instruments in which the Funds may invest and the risks related thereto are described in more detail below.


    CAPS, FLOORS AND COLLARS. The Funds may invest in caps, floors and collars, which are instruments analogous to options transactions described below. In particular, a cap is the right to receive the excess of a reference rate over a given rate and is analogous to a put option. A floor is the right to receive the excess of a given rate over a reference rate and is analogous to a call option. Finally, a collar is an instrument that combines a cap and a floor. That is, the buyer of a collar buys a cap and writes a floor, and the writer of a collar writes a cap and buys a floor. The risks associated with caps, floors and collars are similar to those associated with options. In addition, caps, floors and collars are subject to risk of default by the counterparty because they are privately negotiated instruments.


    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase and sell futures contracts and options on futures contracts, including, but not limited to, securities index futures, foreign currency exchange futures, interest rate futures and other financial futures. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, instrument or basket thereof, at a specific future date and at a specified price. An option on a futures contract is a legal contract that gives the holder the right to buy or sell a specified amount of futures contracts at a fixed or determinable price upon the exercise of the option.



    The Funds may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or purchase securities index futures in order to gain market exposure. Subject to applicable laws, the Funds may engage in transactions in securities index futures contracts (and options thereon) which are traded on a recognized securities or futures exchange, or may purchase or sell such instruments in the over-the-counter market. There currently are limited securities index futures and options on such futures in many countries, particularly emerging markets countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets.


    The Funds may engage in transactions involving foreign currency exchange futures contracts. Such contracts involve an obligation to purchase or sell a specific currency at a specified future date and at a specified price. The Funds may engage in such transactions to hedge their respective holdings and commitments against changes in the level of future currency rates or to adjust their exposure to a particular currency.

    The Funds may engage in transactions in interest rate futures transactions. Interest rate futures contracts involve an obligation to purchase or sell a specific debt security, instrument or basket thereof at a specified future date at a specified price. The value of the contract rises and falls inversely with changes in interest rates. The Funds may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates.

    Financial futures are futures contracts relating to financial instruments, such as U.S. Government securities, foreign currencies and certificates of deposit. Such contracts involve an obligation to purchase or sell a specific security, instrument or basket thereof at a specified future date at a specified price. Like interest rate futures contracts, the value of financial futures contracts rises and falls inversely with changes in interest rates. The Funds may engage in financial futures contracts for hedging and non-hedging purposes.

    Under rules adopted by the Commodity Futures Trading Commission, each Fund may enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Fund's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-hedging activities.


    Gains and losses on futures contracts and options thereon depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of investments held by a Fund and the prices of futures and options relating to investments purchased or sold by the Fund, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position. The risk that a Fund will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions for which there appears to be a liquid exchange or secondary market. The risk of loss in trading on futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing.



    OPTIONS TRANSACTIONS. The Funds may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to
(i) securities, instruments, indices or baskets thereof in which such Funds may invest and (ii) foreign currencies. Purchasing a put option gives a Fund the right to sell a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the option. Purchasing a call option gives a Fund the right to purchase a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the option.

    Each Fund also may write (i.e., sell) put and call options on investments held in its portfolio, as well as with respect to a foreign currency. A Fund that has written an option receives a premium, which increases the Fund's return on the underlying security or instrument in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Fund will limit its opportunity to profit from an increase in the market value of the underlying security or instrument above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. The Funds may only write options that are "covered." A covered call option means that so long as the Fund is obligated as the writer of the option, it will earmark or segregate sufficient liquid assets to cover its obligations under the option or own (i) the underlying security or instrument subject to the option,
(ii) securities or instruments convertible or exchangeable without the payment of any consideration into the security or instrument subject to the option, or
(iii) a call option on the same underlying security with a strike price no higher than the price at which the underlying instrument was sold pursuant to a short option position.

    By writing (or selling) a put option, a Fund incurs an obligation to buy the security or instrument underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election. The Funds may also write options that may be exercisable by the purchaser only on a specific date. A Fund that has written a put option will earmark or segregate sufficient liquid assets to cover its obligations under the option or will own a put option on the same underlying security with an equal or higher strike price.


    The Funds may engage in transactions in options which are traded on recognized exchanges or over-the-counter. There currently are limited options markets in many countries, particularly emerging markets countries such as Latin American countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of such option markets. The primary risks associated with the use of options are
(i) imperfect correlation between the change in market value of investments held, purchased or sold by a Fund and the prices of options relating to such investments; and (ii) possible lack of a liquid secondary market for an option.



    STRUCTURED NOTES. Structured Notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Funds may use structured notes to tailor their investments to the specific risks and returns the Adviser is willing to accept while avoiding or reducing certain other risks.



    SWAPS -- SWAP CONTRACTS. Swaps and Swap Contracts are derivatives in the form of a contract or other similar instrument in which two parties agree to exchange the returns generated by a security, instrument, basket thereof or index for the returns generated by another security, instrument, basket thereof or index. The payment streams are calculated by reference to a specific security, instrument, basket thereof or index and an agreed upon notional amount. The relevant indices include but are not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps into which the Funds may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.


    A Fund will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two returns. A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. A Fund will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Company's Board of Directors.

    Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swaps market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swaps market has become relatively liquid. Swaps that include caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than "traditional" swaps.


    The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Funds would be less favorable than it would have been if this investment technique were not used.



YEAR 2000 RISKS



    Like other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem". The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact upon the Fund. In addition, the Year 2000 Problem may adversely affect the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund.


                             INVESTMENT LIMITATIONS


    Each Fund, except the Emerging Markets Fund, Latin American Fund and International Magnum Fund, is a diversified investment company under the 1940 Act, and therefore, with respect to 75% of such Fund's total assets: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, and its agencies and instrumentalities, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. The Emerging Markets Fund, Latin American Fund and International Magnum Fund are non-diversified investment companies under the 1940 Act, which means that each of such Funds is not limited by the 1940 Act in the proportion of its total assets that may be invested in the obligations of a single issuer. Thus, each of such Funds may invest a greater proportion of its total assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risks resulting from such practice than a portfolio which is diversified. Each of such Funds, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.



    Each Fund also operates under certain investment restrictions that are deemed fundamental policies and may be changed only with the approval of the holders of a majority of the Fund's outstanding shares. See "Investment Limitations" in the Statement of Additional Information. In addition, each Fund operates under certain non-fundamental investment limitations as described in the Statement of Additional Information.

                           MANAGEMENT OF THE COMPANY


    INVESTMENT ADVISER. Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser") and administrator of the Funds. The Adviser provides investment advice and portfolio management services pursuant to an advisory agreement (the "Advisory Agreement") and subject to the supervision of the Company's Board of Directors, makes the Funds' investment decisions, arranges for the execution of portfolio transactions and generally manages the Funds' investments. The Advisory Agreement also provides that the Adviser may appoint sub-advisers to perform these portfolio management responsibilities. See "Investment Sub-Adviser" below. The Adviser is entitled to receive an aggregate advisory fee computed daily and paid monthly at the following annual rates applied to the average daily net assets for each Fund:


Asian Growth Fund....................................................       1.00%
Emerging Markets Fund................................................       1.25%
Global Equity Fund...................................................       1.00%
Global Equity Allocation Fund........................................       1.00%
International Magnum Fund............................................       0.80%
Japanese Equity Fund.................................................       1.00%
Latin American Fund..................................................       1.25%


    The Adviser reserves the right in its sole discretion from time to time to waive all or a portion of its management fee or to reimburse the Funds for all or a portion of the Fund's other expenses.



    The Adviser is a wholly-owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $65 billion under management or supervision. Van Kampen's more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. The Distributor of the Company and the sponsor of the funds mentioned above is also a wholly-owned subsidiary of Van Kampen. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



    Van Kampen is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking, stock brokerage and research services; asset management; trading of futures, options, foreign exchange commodities and swaps (including foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and credit services.


    INVESTMENT SUB-ADVISER. Morgan Stanley Asset Management Inc. ("MSAM," or the "Sub-Adviser") is the investment sub-adviser of the Funds. The Sub-Adviser provides investment advice and portfolio management services pursuant to an investment sub-advisory agreement and, subject to the supervision of the Adviser and the Company's Board of Directors, makes the Funds' investment decisions, arranges for the execution of portfolio transactions and generally manages the Funds' investments.

    The Sub-Adviser is entitled to receive sub-advisory fees computed daily and paid monthly. If the average daily net assets of a Fund during the monthly period are less than or equal to $500 million, the Adviser shall pay MSAM one-half of the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period. If a Fund's average daily net assets for the monthly period are greater than $500 million, the Adviser shall pay MSAM a fee for such monthly period equal to the greater of (a) one-half of what the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period would have been had the Fund's average daily net assets during such period been equal to $500 million, or (b) forty-five percent of the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period.

    MSAM, with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad. At June 30, 1998, MSAM had, together with its affiliated institutional investment management companies, assets under management (including assets under fiduciary advisory control) totaling approximately $169 billion.


    PORTFOLIO MANAGERS -- The following individuals have primary portfolio management responsibility for the Funds noted below:


    ASIAN GROWTH FUND -- VINOD SETHI, TIMOTHY JENSEN AND ASHUTOSH SINHA. Vinod Sethi joined MSAM in 1989 and since then, has been actively involved in MSAM's emerging market group. Mr. Sethi is a Managing Director of Morgan Stanley and MSAM and is MSAM's Chief Investment Officer for the Asian region. He received his undergraduate degree in Chemical Engineering for I.I.T. (Bombay) and his M.B.A. from New York University School of Business. Timothy Jensen joined MSAM in 1998. He is a Principal of Morgan Stanley and MSAM and a member of MSAM's emerging markets group focusing primarily on the East Asian markets. Prior to joining MSAM, he was a Partner at Ardsley Partners, where he managed a portion of the emerging markets assets. Prior to that, he was a Vice President at Bankers Trust Company where he was responsible for a Latin American equity portfolio. He graduated from Harvard College with a B.A. in History and received an M.B.A. in Finance from UCLA. Ashutosh Sinha joined MSAM in 1995. He is a Vice President of Morgan Stanley and MSAM and a member of MSAM's emerging markets group focusing primarily on the East Asian and Middle Eastern markets. Prior to joining MSAM, he spent two years at SBI Funds Management Ltd., where he was an analyst for the India Magnum Fund. Previous to that, he worked for three years as a consultant for Citicorp Overseas Software Ltd. He graduated from I.I.T. (Kanpur) with a degree in Electrical Engineering and received an M.B.A. from the Indian Institute of Management, Calcutta. Mr. Sethi has had primary responsibility for managing the Asian Growth Fund since April 1998 and Mr. Jensen and Mr. Sinha have shared primary responsibility for managing the Asian Growth Fund since August 1, 1998.



    EMERGING MARKETS FUND -- MADHAV DHAR AND ROBERT C. MEYER. Madhav Dhar is a Managing Director of the Sub-Adviser and Morgan Stanley. He joined the Sub-Adviser in 1984. He is a member of the Sub-Adviser's executive committee, head of the Sub-Adviser's emerging markets group and chief investment officer of the Sub-Adviser's global emerging market equity portfolios. He holds a B.S. (honors) from St. Stephens College, Delhi University (India), and an M.B.A. from Carnegie - Mellon University. Mr. Dhar has been primarily responsible for managing the Fund's assets since it commenced operations. Robert Meyer joined the Sub-Adviser in 1989. He is a Managing Director of the Sub-Adviser and Morgan Stanley and co-manager of the Adviser's emerging markets group and head of the Sub-Adviser's Latin American team. He was born in Argentina and graduated from Yale University with a B.A. in Economics and Political Science. He received a J.D. from Harvard Law School. In addition, he is also a Chartered Financial Analyst. Mr. Meyer has worked with Mr. Dhar in managing the Fund's assets since its inception.



    GLOBAL EQUITY FUND -- FRANCES CAMPION. Frances Campion joined the Sub-Adviser in January 1990 as a Global Equity Fund Manager and is now a Managing Director of Morgan Stanley and the Sub-Adviser. Her responsibilities have included day-to-day management of the Global Equity Fund since it commenced operations. Ms. Campion has ten years global investment experience. She is a graduate of University College, Dublin.



    GLOBAL EQUITY ALLOCATION FUND -- BARTON M. BIGGS AND ANN D. THIVIERGE. Barton Briggs has been Chairman and a director of the Sub-Adviser since 1980 and a Managing Director of Morgan Stanley and the Sub-Adviser since 1975. He is also a director of Morgan Stanley Group Inc. and a director and chairman of various registered investment companies to which the Sub-Adviser and certain of its affiliates provide investment advisory services. Mr. Biggs holds a B.A. from Yale University and an M.B.A. from New York University. Ann Thivierge is a Principal of Morgan Stanley and the Sub-Adviser. She is a member of the Sub-Adviser's asset allocation committee, primarily representing the Total Fund Managing team since its inception in 1991. Prior to joining the Sub-Adviser in 1986, she spent two years at Edgewood Management Company, a privately held investment management firm. Ms. Thivierge holds a B.A. in International Relations from James Madison College, Michigan State University, and an M.B.A. in Finance from New York University. Mr. Biggs and Ms. Thivierge have had primary responsibility for managing the Fund since it commenced operations.

    INTERNATIONAL MAGNUM FUND -- FRANCINE J. BOVICH. Francine J. Bovich, a Managing Director of Morgan Stanley and the Sub-Adviser, joined the Sub-Adviser in 1993 and has had primary responsibility for managing the Fund's assets since its commencement of operation. She is responsible for portfolio management and communication of the Sub-Adviser's asset allocation strategy to institutional investor clients. Previously, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp. ("Westwood"), a registered investment adviser. Before joining Westwood, she was a Managing Director of Citicorp Investment Management, Inc. (now Chancellor Capital Management), where she was responsible for the Institutional Investment Management group. Ms. Bovich began her investment career with Banker's Trust Company. She holds a B.A. in Economics from Connecticut College and an M.B.A. in Finance from New York University.



    JAPANESE EQUITY FUND -- JOHN R. ALKIRE AND KUNIHIKO SUGIO. John R. Alkire is a Managing Director of Morgan Stanley and the Sub-Adviser. Mr. Alkire joined the Sub-Adviser in 1981 to initiate foreign equity sales and trading to Pacific basin institutions. He was appointed President of Morgan Stanley Investment Advisory, Japan in October 1993. Prior to 1993, he specialized in Japanese warrants and cash equity sales and trading to Japanese financial institutions in the Tokyo office. Mr Alkire is a graduate of University of Victoria Canada. Kunihiko Sugio, a Principal of Morgan Stanley and the Sub-Adviser, joined the Adviser in December 1993 and manages dedicated Japanese equity portfolios. Prior to joining the Adviser, he worked with Baring International Investment Management, Tokyo, where he was a Director and fund manager. He graduated from Wakayama Kokuritsu University. Mr. Alkire and Sugio will share primary responsibility for managing the Fund's assets upon commencement of operation.



    LATIN AMERICAN FUND -- ROBERT L. MEYER AND ANDY SKOV. Robert Meyer and Andy Skov have shared primary responsibility for managing the Fund's assets. Mr. Meyer has had responsibility for managing the Fund's assets since its commencement of operations and Mr. Skov since May, 1997. Information about Robert Meyer is included under the Emerging Markets Fund above. Andy Skov joined the Sub-Adviser in 1994 as a Portfolio Manager. Currently, he is a Principal of Morgan Stanley and the Sub-Adviser. He graduated from the University of California at Berkeley with a B.A. (Phi Beta Kappa) in Political Science and Economics Development.


    ADMINISTRATOR. The Administrator provides the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services provided under the Administration Agreement are subject to the supervision of the officers and Board of Directors of the Company and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Company dividend disbursing and transfer agent services. For its services under the Administration Agreement, the Company pays the Administrator a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Funds.

    Under a sub-administration agreement between the Administrator and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, provides certain administrative services to the Company. The Administrator supervises and monitors such administrative services provided by CGFSC. The services provided under the sub-administration agreement are subject to the supervision of the Board of Directors of the Company. The Board of Directors of the Company has approved the provision of services described above pursuant to the sub-administration agreement as being in the best interests of the Company. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information on the Administration Agreement, see "Management of the Company" in the Statement of Additional Information.


    LOCAL ADMINISTRATORS FOR THE LATIN AMERICAN FUND. The Fund has, as required by local law, entered into administration agreements with local administrators in Brazil, Chile, and Colombia. A local administrator provides certain services for the Fund with respect to the Fund's investments in that country, including services relating to foreign exchange, local taxes, remittance of income and capital gains, and repatriation of investments. The Fund's local administrator in Brazil, BankBoston S.A., in sub-custodial accounts at The First National Bank of Boston in San Paulo, Brazil is paid by the Company an annual fee of 0.125% of the Fund's average weekly net assets invested in Brazil. The Fund's local administrator in Chile, Bice Chileconsult Agente de Valores S.A., a

Chilean corporation, is paid by the Company an annual fee of 0.125% of the Fund's average weekly net assets invested in Chile. The Fund's local administrator in Colombia, CitiTrust S.A., a Colombian trust company, is paid by the Company an annual fee of $1,000 plus 0.20% per transaction in Colombia.


    DIRECTORS AND OFFICERS. Pursuant to the Company's Articles of Incorporation, the Board of Directors decides upon matters of general policy and reviews the actions of the Adviser, Sub-Adviser, Administrator and Distributor. The officers of the Company conduct and supervise its daily business operations.



    DISTRIBUTOR. Van Kampen Funds Inc. (the "Distributor") serves as the distributor of the shares of the Company. Under its distribution agreement (the "Distribution Agreement") with the Company, the Distributor sells shares of the Company upon the terms and at the current offering price described in this Prospectus. The Distributor is not obligated to sell any specific number of shares of the Company.


    The Company currently offers Class A shares, Class B shares and Class C shares of the Funds. The Company may in the future offer one or more classes of shares for the Funds that may have sales charges or other distribution charges or a combination thereof different from those of the classes currently offered.


    The Board of Directors of the Company has approved and adopted the Distribution Agreement for the Company and a plan for each class of the Funds pursuant to Rule 12b-1 under the 1940 Act (each a "Plan" and together, the "Plans"). Under each Plan, the Distributor is entitled to receive from each Fund a distribution fee, which is accrued daily and paid no more frequently than monthly, at a maximum rate of up to 0.75% of the Class B shares and Class C shares of each Fund, on an annualized basis of the average daily net assets of such classes. The actual amount of such compensation is based upon the expenses incurred by the Distributor. With respect to Class B shares, the Distributor expects to utilize substantially all of its fee to reimburse itself for commissions paid to investment dealers, banks or financial services firms that provide distribution services ("Participating Dealers"). With respect to the Class C shares, the Distributor expects to reallocate substantially all of its fee to such Participating Dealers. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares. Class A shares, Class B shares and Class C shares are subject to a service fee at an annual rate of 0.25% on an annualized basis of the average daily net assets of such class of shares of the Funds. In addition to such payments, the Adviser or its affiliates may pay certain expenses associated with activities which might be construed to be financing the sale of the Fund's shares, including payments to third parties that provide assistance in the distribution effort (in addition to selling shares and providing shareholder services). Any payments by the Adviser or its affiliates will be made directly from their respective assets and will not be made from the assets of the Company or by the assessment of a charge on shares.



    The Plans obligate the Funds to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan. Thus, under each Plan, even if the Distributor's actual expenses exceed the fee payable to it thereunder at any given time, the Funds will not be obligated to pay more than that fee.



    Each Plan for a class of Company shares, under the terms of Rule 12b-1, will remain in effect only if approved at least annually by the Company's Board of Directors, including those directors who are not "interested persons" of the Company as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related thereto ("12b-1 Directors"). Each Plan may be terminated at any time by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the applicable class of such Fund. The fee set forth above will be paid by the appropriate class to the Distributor unless and until a Plan is terminated or not renewed. The Company intends to operate each Plan in accordance with its terms and the NASD Conduct Rules concerning sales charges.


    PAYMENTS TO FINANCIAL INSTITUTIONS. The Adviser or its affiliates may compensate certain financial institutions for the continued investment of their customers' assets in the Funds pursuant to the advice of such financial institutions. These payments will be made directly by the Adviser or its affiliates from their assets, and will not be made from the assets of the Company or by the assessment of a sales charge on shares. Such financial institutions may also perform certain shareholder or recordkeeping services that would otherwise be performed by Van Kampen Investor Services Inc. ("Investor Services"). The Adviser may elect to enter into a contract to pay the financial institutions for such services.


    EXPENSES. Each Fund is responsible for payment of certain other fees and expenses (including professional fees, custodial fees and printing and mailing costs) specified in the Administration and Distribution Agreements.

                               PURCHASE OF SHARES

GENERAL

    The Company offers three classes of shares to the public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "Participating Dealers."


    As of the date of this Prospectus, the Japanese Equity Fund is not offering shares.



    Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. The $500 minimum may be waived by the Distributor for plans involving periodic investments. Shares of the Company may be sold in foreign countries where permissible. The Company and the Distributor reserve the right to refuse any order for the purchase of shares. The Company also reserves the right to suspend the sale of the Company's shares in response to conditions in the securities markets or for other reasons.



    Shares of the Funds available for sale may be purchased on any business day through Participating Dealers. Shares may also be purchased by completing the application accompanying this Prospectus and forwarding the application, through the Participating Dealer, to the shareholder service agent, Investor Services, a wholly-owned subsidiary of Van Kampen. When purchasing shares of the Company, investors must specify the Fund and whether the purchase is for Class A shares, Class B shares or Class C shares.


    Shares are offered at the next determined net asset value per share, plus an initial or contingent deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. See "Valuation of Shares" for a further description of net asset value computations.


    Generally, the net asset values per share of the Class A shares, Class B shares and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by a Participating Dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by Participating Dealers after the close of the New York Stock Exchange (the "NYSE") are priced based on the net asset value per share calculated after the next day's close provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of Participating Dealers to transmit orders received by them to the Distributor so they will be received prior to such time.


    Each class of shares represents an interest in the same portfolio of investments, has the same rights and is identical in all respects, except that
(i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including higher distribution fees) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan to which its distribution fee or service fee is paid, (iii) certain shares are subject to a conversion feature, (iv) each class has different exchange privileges and (v) each class has different shareholder service options available. The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the higher distribution fees associated with such class of shares. Sales personnel of Participating Dealers distributing the Company's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.


    In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperments. Investors should consider whether, during the anticipated life of their investments in the Funds, the accumulated distribution fees and contingent deferred sales charges on Class B shares prior to conversion or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Fund Expenses" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases shares at net asset value, as described herein under "Purchase of Shares -- Class A Shares." For these reasons, it is presently the policy of the Distributor not to accept any order of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares as it ordinarily would be more beneficial for such investor to purchase Class A shares.


    Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for most accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a contingent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares will be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A or Class B shares, rather than Class C shares.


    Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, prefer not to pay redemption charges and/or have a longer-term investment horizon. Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon and/ or desire a short contingent deferred sales charge schedule.


    The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any CDSC incurred upon redemption within five years or one year, respectively, of purchase. Investors should understand that the purpose and function of the CDSC and ongoing distribution fee with respect to Class B shares and Class C shares are the same as those of the initial sales charge with respect to Class A shares. See "Distribution Plans."

    The Distributor may from time to time implement programs under which a Participating Dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any Participating Dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the Participating Dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Company. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Company. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances, additional compensation or promotional incentives may be offered to Participating Dealers that have sold or may sell significant amounts of shares during specified periods of time. Such fees paid for such services and activities with respect to a Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. All of the foregoing payments are made by the Distributor out of its own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

CLASS A SHARES


    The public offering price of Class A shares is the next determined net asset value per share plus a sales charge, as set forth herein.


SALES CHARGE TABLE

                                                                                                  REALLOWED TO DEALERS
                                                               AS % OF      AS % OF NET AMOUNT      (AS % OF OFFERING
SIZE OF INVESTMENT                                         OFFERING PRICE        INVESTED                PRICE)
---------------------------------------------------------  ---------------  -------------------  -----------------------
Less than $50,000........................................          5.75               6.10                   5.00
$50,000 but less than $100,000...........................          4.75               4.99                   4.00
$100,000 but less than $250,000..........................          3.75               3.90                   3.00
$250,000 but less than $500,000..........................          2.75               2.83                   2.25
$500,000 but less than $1,000,000........................          2.00               2.04                   1.75
$1,000,000 or more*......................................         *                  *                      *

------------------


* No initial sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% in the event of certain redemptions within one year of the purchase. A commission will be paid to brokers, dealers or financial intermediaries who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the excess over $3 million. See "Purchase of Shares -- Purchase of Class B Shares" and "-- Purchase of Class C Shares" for additional information with respect to contingent deferred sales charges.


    In addition to the reallowances from the applicable public offering price described herein, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to Participating Dealers that sell shares of the Company. Participating Dealers which are reallowed all or substantially all of the sales charges may be deemed to be underwriters for purposes of the 1933 Act.

    The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Company for their clients a transaction fee up to the level of the reallowance allowable to Participating Dealers described herein. Such financial institutions, other industry professionals and Participating Dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Company. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

QUANTITY DISCOUNTS

    Investors purchasing Class A shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

    Investors or their Participating Dealers must notify the Company whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their Participating Dealer or the Distributor.

    A person eligible for a reduced sales charge includes an individual, their spouse and children under 21 years of age, and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.


    The phrase "Participating Funds," as used herein, refers to certain open-end investment companies advised by the Adviser or Van Kampen Asset Management Inc. ("Asset Management") and distributed by the Distributor as determined from time to time by the Company's Board of Directors.



    VOLUME DISCOUNTS. The size of investment shown in the preceding sales charge table applies to the total dollar amount being invested by any person in shares of a Fund or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.



    CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.



    LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the sales charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchased amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustments in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application form accompanying this Prospectus.


OTHER PURCHASE PROGRAMS

    Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Company or the Distributor. The Company reserves the right to modify or terminate these arrangements at any time.

    UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Company permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Company at net asset value with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Company and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the Participating Dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their Participating Dealer or the Distributor.


    The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in a Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each participating investor in a computerized format fully compatible with Investor Services' processing system.


    As further requirements for obtaining these special benefits, the Company also requires that all dividends and other distributions by a Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Company will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Company reserves the right to modify or terminate this program at any time.


    NAV PURCHASE OPTIONS. Class A shares of a Fund may be purchased at net asset value per share without an initial sales charge, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:



        (1) Current or retired trustees/directors of funds advised by the Adviser or Asset Management and such persons' families and their beneficial accounts.


        (2) Current or retired directors, officers and employees of Morgan Stanley Group Inc. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.


        (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.



        (4) Registered investments advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay Participating Dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.



        (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through national wirehouse alliance programs subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further detail with respect to such alliance programs.



        (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such plan or retirement account other than distributions taken to correct an excess contribution.



        (7) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.



        (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided that (1) the initial amount invested in the Participating Funds is at least $500,000 or
    (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Section 403(b) and similar accounts for which Van Kampen Trust Company ("Van Kampen Trust") serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales up to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.



        (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Funds or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Funds and other Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participant's account in connection with this privilege will be subject to a contingent deferred sales charge of one percent in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


    The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents, and a person's spouse's parents.


    Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described herein under "Distribution Plans" on purchases made as described in (3) through
(9) above.


    The Company may terminate, or amend the terms of, offering shares of the Funds at net asset value to the foregoing groups at any time.

PURCHASE OF CLASS B SHARES

    Class B shares of the Funds may be purchased at net asset value without an initial sales charge. However, a CDSC will be imposed on certain Class B shares redeemed within five years of purchase. The charge is assessed on an amount equal to the lesser of the then-current market value of the Class B shares redeemed or the total cost of such shares. Accordingly, the CDSC will not be applied to dollar amounts representing an increase in the net asset values above the initial purchase price of the shares being redeemed. In addition, no charge is assessed on redemptions of Class B shares derived from reinvestment of dividends or capital gains distributions.

    In determining whether the CDSC is applicable to a redemption, the calculation is made in the manner that results in the lowest possible rate. Therefore, it is assumed that the redemption is first of any Class B shares in the shareholder's account that represent reinvested dividends and/or distributions, and/or of Class B shares held longer than five years after purchase, and next of Class B shares held the longest during the initial five-year period after purchase. The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase of Class B shares until the redemption of such shares (the "holding period"). The following table sets forth the rates of the CDSC.

CONTINGENT DEFERRED SALES CHARGE

                                                                          SALES CHARGE AS
                                                                            PERCENTAGE
YEAR SINCE PURCHASE                                                    OF THE DOLLAR AMOUNT
PAYMENT WAS MADE                                                         SUBJECT TO CHARGE
-------------------------------------------------------------------  -------------------------
First..............................................................               5.00%
Second.............................................................               4.00%
Third..............................................................               3.00%
Fourth.............................................................               2.50%
Fifth..............................................................               1.50%
Thereafter.........................................................              None*

------------------

* As described more fully below, Class B shares automatically convert to Class A shares after the eighth year following purchase.

    Proceeds from any CDSC are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution-related services to the Company in connection with the sale of the Class B shares. The Distributor will make payments to the Participating Dealers that handle the purchases of such shares at a rate not in excess of 4.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers a portion of its distribution fee under the Rule 12b-1 Plan, as described under "Management of the Company -- Distributor" above. Additionally, the Distributor may pay additional promotional incentives, in the form of cash or other compensation, to authorized dealers that sell Class B shares of the Funds. The combination of the CDSC and the distribution fee facilitates the ability of the Company to sell the Class B shares without a sales charge being deducted at the time of purchase.

    AUTOMATIC CONVERSION TO CLASS A SHARES. After the eighth year following purchase, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution fees. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. Under current tax law, the conversion is not a taxable event to the shareholder.

PURCHASE OF CLASS C SHARES


    Class C shares of the Funds may be purchased at the net asset value per share and such shares are subject to a CDSC at the rate of 1.00% of the lesser of the current market value of the shares redeemed or the total cost of such shares for shares that are redeemed within one year of purchase. The Distributor will generally make payments to the Participating Dealers that handle the purchases of such shares at the rate of up to 1.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers most of its distribution fee, with respect to such shares, under the Rule 12b-1 Plan for such class of shares, as described under "Management of the Company -- Distributor" above. In determining whether a CDSC is payable, and, if so, the amount of the fee or charge, it is assumed that shares not subject to such fee or charge are the first redeemed.


WAIVER OF CDSC


    The CDSC will be waived on the redemption of Class B or Class C shares (i) following the death or initial determination of disability (as defined in the Code) of a shareholder; (ii) certain distributions from an IRA or other retirement plan; (iii) to the extent that shares redeemed have been withdrawn from a Systematic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the Withdrawal Plan is established; (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares; or (v) effected pursuant to the right of the Company to liquidate a shareholder's account as described under "Redemption of Shares." A shareholder, or their representative, must notify the Company's Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver. The shareholder is responsible for providing sufficient documentation to the Transfer Agent to verify the existence of such circumstances. For information on the imposition and waiver of the CDSC, contact Investor Services at 1-800-282-4404.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

    No initial sales charge or CDSC will be payable on the shares of the Funds or classes thereof purchased through the automatic reinvestment of dividends and distributions on shares of the Funds.

REINSTATEMENT PRIVILEGE OF EACH CLASS


    A shareholder who has redeemed Class A shares of a Participating Fund may reinvest up to the full amount received at net asset value per share at the time of the reinvestment in Class A shares of the Funds without payment of a sales charge. A shareholder who has redeemed Class B shares of a Participating Fund and paid a CDSC upon such redemption may reinvest up to the full amount received upon redemption in Class A shares of a Fund at net asset value per share with no initial sales charge. A Class C shareholder who has redeemed shares of a Participating Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of a Fund with credit given for any CDSC paid upon such redemption. The reinstatement privilege as to any specific Class A, Class B or Class C shares must be exercised within 180 days of the redemption. The Transfer Agent must receive from the shareholder or the shareholder's Participating Dealer both a written request for reinstatement and a check or wire which does not exceed the redemption proceeds. The written request must state that the reinvestment is made pursuant to this reinstatement privilege. If a loss is realized on the redemption of Class A shares, the reinvestment may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinstatement privilege may be terminated or modified at any time. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust for repayment of principal (and interest) on their borrowings. See the Statement of Additional Information for further discussion of waiver provisions.


                              SHAREHOLDER SERVICES

    The Company offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Company at any time.


    INVESTMENT ACCOUNT. Each shareholder has an investment account under which shares are held by Investor Services. Investor Services acts as transfer agent for the Company and performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder will receive statements at least quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to Investor Services.



    SHARE CERTIFICATES. Generally, the Company will not issue share certificates. However, upon written or telephone request to the Company, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Company. A shareholder will be required to surrender such certificates upon redemption or transfer thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Series Fund, Inc. c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.



    REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the applicable Fund. Such shares are acquired at net asset value (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, or in writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Dividends and Distributions."



    AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest pre-determined amounts in the Funds. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.



    DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus or by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, elect to have all dividends and other distributions paid on a class of shares of the Company invested into shares of the same class of any Participating Fund so long as a pre-existing account for such class of shares exists for such shareholder. Both accounts must also be of the same type, either non-retirement or retirement. Any two non-retirement accounts can be used. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual.



    If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected portfolio at its net asset value as of the payable date of the distribution only if shares of such selected portfolio have been registered for sale in the investor's state and are currently available for sale.


    RETIREMENT PLANS. Eligible investors may establish IRAs; SEP; pension and profit sharing plans; 401(k) plans; or Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.



    EXCHANGE PRIVILEGE. Shares of the Funds or any Participating Fund may be exchanged for shares of the same class of another Participating Fund based on the net asset value per share of each fund on the date of exchange, subject to certain limitations. Before effecting an exchange, shareholders in the Company should obtain and read a current prospectus of the Participating Funds into which the exchange is to be made. SHAREHOLDERS MAY ONLY EXCHANGE INTO SUCH OTHER PARTICIPATING FUNDS AS ARE LEGALLY AVAILABLE FOR SALE IN THEIR STATE AND ARE CURRENTLY AVAILABLE FOR SALE.



    To be eligible for exchange, shares of a Fund generally must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of a Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.



    Class A shares of a Participating Fund that generally imposes an initial sales charge are not subject to any sales charge upon exchange into another Participating Fund. Class A shares of a Participating Fund that does not impose an initial sales charge will be subject to the applicable sales charge of the Participating Fund being obtained in the exchange.


    No sales charge is imposed upon the exchange of a Class B share or a Class C share. The CDSC schedule, conversion schedule and holding period applicable to a Class B share or a Class C share acquired through the exchange privilege is determined by reference to the Participating Fund from which such share originally was purchased.

    Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.


    A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at
(800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. See "Redemption of Shares--Telephone Transaction Procedures" for more information. The exchange will take place at the relative net asset value per share of the shares next determined after receipt of such request with adjustment for any additional sales charge. Any shares exchanged begin earning dividends on the next business day after the exchange is affected. If the exchanging shareholder does not have an account in the Participating Fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or dividend diversification options for the new account, an exchanging shareholder must file a specific written request. The Company reserves the right to reject any order to acquire its shares through exchange. In addition, the Company may restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



    SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. Investors whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual, or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the principal, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25.


    The CDSC on Class B and Class C shares is waived for withdrawals under the Systematic Withdrawal Plan of a maximum of 1% per month, 3% per quarter, 6% semiannually or 12% annually, of the value of a shareholder's account at the time the Systematic Withdrawal Plan is commenced. Under this CDSC waiver policy, amounts withdrawn each period will be paid by redeeming first shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If shares subject to a CDSC must be redeemed, shares held for the longest period of time will be redeemed first and continuing with shares held the next longest period of time until shares held the shortest period of time are redeemed.


    Under the plan, sufficient shares of the Company are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Company reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.


    AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing to Investor Services or by calling 1-800-282-4404. A shareholder's bank may charge a fee for ACH transfers.



    TRANSFER OF REGISTRATION. You may transfer the registration of any of your Company shares to another person by writing to the Company c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, Missouri 64141-9256. As in the case of redemptions, the written request must be received in "good order" before any transfer can be made. Shares held in broker street name may be transferred only by contacting your Participating Dealer.



    INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.van-kampen.com for further instruction. Van Kampen and its subsidiaries, including Investor Services (collectively, "VK"), and the Funds employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, neither VK nor the Funds will be liable for following instructions through the internet which are reasonably believed to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


                              REDEMPTION OF SHARES


    Shareholders may redeem for cash some or all of their shares without charge by the Company (other than, any applicable CDSC) at any time by sending a written request in proper form directly to the Company c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through a Participating Dealer or by calling the Company. See "Purchase of Shares" for a discussion of applicable CDSC levels.


    WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to Investor Services, the redemption request should indicate the number of shares or dollars to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, additional documents may be necessary. The redemption price is the net asset value per share next determined after the request is received by Investor Services in proper form. Payment for shares redeemed will ordinarily be made by check mailed within seven business days after acceptance by Investor Services of the request and any other necessary documents in proper order.



    DEALER REDEMPTION REQUESTS. Shareholders may redeem shares through their securities dealer, who will submit the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value per share next calculated after an order is received, less any applicable CDSC, by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a redemption request prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the redemption request. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days to the dealer.



    TELEPHONE REDEMPTION REQUESTS. The Company permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Company at (800) 287-4404, or (800) 772-8889 for the hearing impaired, to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. See "Telephone Transaction Procedures" for more information. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Company's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., Eastern Time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


    For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address or bank account of record has been changed within 30 days prior to a telephone redemption request. The Company reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.

    REDEMPTION UPON DEATH OR DISABILITY. The Company will waive the CDSC on redemptions following the death or disability of holders of Class B shares and Class C shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Company does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B shares and Class C shares.



    In cases of death or disability, the CDSC on Class B shares and Class C shares will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or the initial determination of disability. This waiver of the CDSC on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or the initial determination of disability.



    GENERAL REDEMPTION INFORMATION. If the shares to be redeemed have been recently purchased by check, Investor Services may delay mailing a redemption check or wiring redemption proceeds until it confirms that the purchase check has cleared, usually a period of up to 15 days. In addition, the redemption payment may be delayed or the right of redemption suspended by the Fund pursuant to rules of the SEC.



    The Company may redeem any shareholder account with a value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days' advance written notice of any such involuntary redemption will be given and the shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.



    A custodian of a retirement plan account may charge fees based on the custodian's fee schedule. IRA redemption requests should be sent to the IRA custodian to be forwarded to Investor Services. Where Van Kampen Trust serves as IRA custodian, special IRA, 403(b)(7), or Keogh redemption forms must be obtained from and be forwarded to Van Kampen Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information. Reinstatement privileges (as otherwise described under "Purchase of Shares -- Reinstatement Privilege of Each Class" above) also extend to participants in eligible retirement plans held or administered by Van Kampen Trust who repay the principal and interest on their borrowings from such plans.


    FOR SHARES HELD IN BROKER STREET NAME, YOU CANNOT REQUEST REDEMPTION BY TELEPHONE OR BY MAIL; SUCH SHARES MAY BE REDEEMED ONLY BY CONTACTING YOUR PARTICIPATING DEALER.


    TELEPHONE TRANSACTION PROCEDURES. VK and the Funds employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VK nor the Funds will be liable for following instructions which are reasonably believed to be genuine. VK and the Funds may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.


                              VALUATION OF SHARES

    Net asset value is calculated separately for each class of a Fund. The net asset value per share of each class of shares of a Fund is determined by dividing the total fair market value of the investments and other assets attributable to such class of shares, less all liabilities attributable to such class of shares, by the total number of outstanding shares of such class of shares. Net asset value per share of a Fund is determined as of the regular close of the NYSE (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. Securities listed on a securities exchange for which market quotations are available are valued at their closing price. If no closing price is available, such securities will be valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers.


    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or, when stock exchange valuations are used, at the closing price, or if that is unavailable, the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used. The "amortized cost" method of valuation does not take into account unrealized gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.


    The value of other assets and securities for which no quotations are readily available (including illiquid and unlisted foreign securities) and those securities for which it is inappropriate to determine prices in accordance with the above procedures are determined in good faith at fair value using methods determined by the Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars at the mean of the bid price and asked price of such currencies against the U.S. Dollar as quoted by a major bank.

                             PORTFOLIO TRANSACTIONS

    The Adviser and the Sub-Adviser select the brokers or dealers that will execute the purchases and sales of investment securities for the Funds. The Adviser and the Sub-Adviser may, consistent with NASD rules, place portfolio orders with qualified broker-dealers who recommend the Funds to their clients or who act as agents in the purchase of shares of the Funds for their clients.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser and the Sub-Adviser may allocate a portion of the Company's portfolio brokerage transactions to Morgan Stanley & Co. Incorporated ("Morgan Stanley"), an affiliate of the Adviser and the Sub-Adviser, or broker affiliates of Morgan Stanley under procedures adopted by the Board of Directors. For such portfolio transactions, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers for comparable transactions involving similar securities being purchased or sold during a comparable period of time.


    Although the objective of each Fund is not to invest for short-term trading, a Fund will seek to take advantage of trading opportunities as they arise to the extent they are consistent with the Fund's objective. Accordingly, investment securities may be sold from time to time without regard to the length of time they have been held. It is anticipated that the annual portfolio turnover rate will not exceed 100% under normal circumstances for the Japanese Equity Fund when it commences investment operation. High portfolio turnover (i.e. 100% or more) involves correspondingly greater transaction costs which will be borne directly by such Fund. In addition, high portfolio turnover may result in more capital gains which would be taxable to the shareholders of the particular Fund. See "Financial Highlights" above for the Funds' historical portfolio turnover rates.

                            PERFORMANCE INFORMATION


    The Company may from time to time advertise total return of the Funds. THESE FIGURES WILL BE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows what an investment in a Fund would have earned over a specified period of time (such as one, three, five or ten years) assuming that all distributions and dividends by such Fund were reinvested on the reinvestment dates during the period. Total return does not take into account any federal or state income taxes consequences to shareholders subject to tax. The Company may also include comparative performance information in advertising or marketing the Funds' shares. Such performance information may include data from Lipper Analytical Services, Inc. and Morgan Stanley Capital International.


                          DIVIDENDS AND DISTRIBUTIONS

    Shareholders will automatically be credited with all dividends and distributions in additional shares at net asset value, without payment of any sales charge of the Funds, except that, upon written notice to the Company or by checking off the appropriate box in the account application form, a shareholder may elect to receive dividends and/or distributions in cash.

    Each Fund expects to distribute substantially all of its net investment income in the form of annual dividends. Each Fund expects to distribute net realized gains, if any, annually. Confirmations of the purchase of shares of a Fund through the automatic reinvestment of income dividends and capital gains distributions will be provided, pursuant to Rule 10b-10(b) under the Securities Exchange Act of 1934, as amended, on the next quarterly client statement following such purchase of shares. Consequently, confirmations of such purchases will not be provided at the time of completion of such purchases, as might otherwise be required by Rule 10b-10.

    Any undistributed net investment income and undistributed realized gains increase a Fund's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" or "ex-distribution" date, the net asset value per share excludes the dividend or distribution (i.e., is reduced by the per share amount of the dividend or distribution). Dividends and distributions paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders subject to tax.

    Expenses of the Company allocated to a particular class of shares of the Fund will be borne on a pro rata basis by each outstanding share of that class.

                                     TAXES

TAX STATUS OF THE FUNDS


    The following summary of certain federal income tax consequences is based on current federal income tax laws and regulations, which may be changed by legislative, judicial or administrative action, possibly with retroactive effect. See also the tax sections in the Statement of Additional Information.


    No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.


    Each of the Funds is generally treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately, rather than to the Company as a whole. Accordingly, net long-term and short-term capital gains, net income and operating expenses will be determined separately for each Fund.



    Each Fund has elected and qualified, and intends to continue to qualify each year, for the special tax treatment afforded "regulated investment companies" ("RICs") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss, less any available capital loss carryforward) which is distributed to its shareholders.

DISTRIBUTIONS AND DISPOSITIONS



    Each Fund distributes substantially all of its net investment income (including, for this purpose, net short-term capital gain) to its shareholders. Dividends paid by a Fund from its net investment income will be taxable to the shareholders of the Fund as ordinary income, whether received in cash or in additional shares, if the shareholder is subject to tax. Dividends paid by a Fund attributable to dividends received with respect to shares of domestic corporations may qualify for the dividends-received deduction for corporations.



    Distributions of net capital gains ("capital gain dividends") are taxable to shareholders subject to tax as long-term capital gains, regardless of how long the shareholder has held a Fund's shares. Capital gain dividends are not eligible for the corporate dividends-received deduction. The Funds will make annual reports to shareholders of the federal income tax status of all distributions. See the discussion below for a summary of the tax rates applicable to capital gains (including capital gain dividends).



    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and net capital gains prior to the end of each calendar year to continue to qualify as a RIC under the Code and to avoid liability for federal income and excise taxes.



    Dividends and other distributions declared by a Fund in October, November or December that are payable as of a record date in such month and are paid at any time during January of the following year are treated as having been paid by the Fund and received by the shareholders on December 31st of the year in which they are declared.



    The sale, exchange or redemption of shares may result in taxable gain or loss to the selling, exchanging or redeeming shareholder, depending upon whether the fair market value of the sale, exchange or redemption proceeds exceeds or is less than the shareholder's adjusted tax basis in the sold, exchanged or redeemed shares. If capital gain dividends have been paid with respect to shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of such capital gain dividends. Shareholders may also be subject to state and local taxes on distributions from the Funds.



    The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%. A special 28% tax rate may apply to a portion of the capital gain dividends paid by the Fund with respect to its taxable year ended June 30, 1998.


    THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS AND SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK


    The Company was organized as a Maryland corporation on August 14, 1992 under the name Morgan Stanley Fund, Inc. On July 14, 1998 the Company adopted its current name. The Amended Articles of Incorporation currently permit the Company to issue 28.5 billion shares of common stock, par value $.001 per share. Pursuant to the Company's By-Laws, the Board of Directors may increase the number of shares the Company is authorized to issue without the approval of the shareholders of the Company. The Board of Directors has the power to designate one or more classes of shares of common stock and to classify and reclassify any unissued shares with respect to such classes.


    The shares of the Funds, when issued, will be fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Except as described herein, the shares have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Under Maryland law, the Company is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act. Any person or organization owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Fund. As of September 3, 1998, Charles Schwab & Co., Inc., Exclusive Benefit of its customers, 101 Montgomery Street, San Francisco, CA 94104-4122, was presumed to "control" the Emerging Markets Fund based solely on its ownership of 25% or more of the outstanding voting shares of such Fund.


REPORTS TO SHAREHOLDERS

    The Company will send to its shareholders annual and semi-annual reports; the financial statements appearing in annual reports are audited by independent accountants.


    In addition, the Company or Investor Services will send to each shareholder having an account directly with the Company a quarterly statement showing transactions in the account, the total number of shares owned, and any dividends or distributions paid. In addition, when a transaction occurs in a shareholder's account, the Company or Investor Services will send the shareholder a confirmation statement showing the same information.


CUSTODIAN

    Domestic securities and cash are held by Chase, which is not an affiliate of the Adviser, the Sub-Adviser or the Distributor. Morgan Stanley Trust Company, Brooklyn, New York ("Morgan Stanley Trust"), acts as the Company's custodian for foreign assets held outside the United States and employs subcustodians who were approved by the Directors of the Company in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. Morgan Stanley Trust may also hold certain domestic assets for the Company. Morgan Stanley Trust is an affiliate of the Adviser, the Sub-Adviser and the Distributor. For more information on the custodians, see "General Information -- Custody Arrangements" in the Statement of Additional Information.

DIVIDEND DISBURSING AND TRANSFER AGENT


    Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, Missouri 64141-9256, acts as dividend disbursing and transfer agent for the Company.


INDEPENDENT ACCOUNTANTS


    PricewaterhouseCoopers LLP, 200 East Randolph Street, Chicago, Illinois 60601, serves as independent accountants for the Company and audits its annual financial statements.

                                   APPENDIX A
                     DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS:

    Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S RATINGS GROUP -- CORPORATE BOND RATINGS:

    AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

    A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C -- The rating C is reserved for income bonds on which no interest is being paid.

    D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

--------------------------------------------------------------------------------


                                   VAN KAMPEN
                               ASIAN GROWTH FUND


                             EMERGING MARKETS FUND

                               GLOBAL EQUITY FUND

                         GLOBAL EQUITY ALLOCATION FUND

                           INTERNATIONAL MAGNUM FUND

                              JAPANESE EQUITY FUND

                              LATIN AMERICAN FUND


                                 PORTFOLIOS OF
                          VAN KAMPEN SERIES FUND, INC.


        ----------------------------------------------------------------


                                   PROSPECTUS



                               SEPTEMBER 30, 1998


                                     [LOGO]

--------------------------------------------------------------------------------
                              P R O S P E C T U S
     ----------------------------------------------------------------------

                        MORGAN STANLEY MONEY MARKET FUND
                   MORGAN STANLEY TAX-FREE MONEY MARKET FUND
            MORGAN STANLEY GOVERNMENT OBLIGATIONS MONEY MARKET FUND

                               PORTFOLIOS OF THE

                          VAN KAMPEN SERIES FUND, INC.


                  P.O. BOX 418256, KANSAS CITY, MISSOURI 64141
                      FOR INFORMATION CALL 1-800-282-4404
                               ------------------


    Van Kampen Series Fund, Inc. (the "Company") is an open-end management investment company, or mutual fund, which consists of twenty-three investment portfolios. This prospectus (the "Prospectus") describes the shares of the Morgan Stanley Money Market Fund, the Morgan Stanley Tax-Free Money Market Fund and the Morgan Stanley Government Obligations Money Market Fund (collectively, the "Money Market Funds" or the "Funds" and each a "Fund").



    The Funds are designed to make available to investors the expertise of Van Kampen Investment Advisory Corp. as an investment adviser (the "Adviser") and administrator (the "Administrator") and the Adviser's affiliate, Morgan Stanley Asset Management Inc. as the sub-adviser ("MSAM" or the "Sub-Adviser") to the Fund and Van Kampen Funds Inc. as the Funds' distributor (the "Distributor"). Shares are available through the Distributor and investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services ("Participating Dealers"). As of the date of this Prospectus, the Morgan Stanley Tax-Free Money Market Fund is not offering shares.


    INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


    This Prospectus is designed to set forth concisely the information about the Funds that a prospective investor should know before investing and it should be retained for future reference. Additional information about the Company is contained in a "Statement of Additional Information," dated September 30, 1998, which is incorporated herein by reference. The Company offers additional portfolios which are described in other prospectuses. The Statement of Additional Information and the prospectuses pertaining to the other portfolios of the Company are available upon request and without charge by writing or calling the Company at the address and telephone number set forth above. The Statement of Additional Information and other materials regarding the Company have been filed with the Securities and Exchange Commission and are available at the Commission's internet web site (http://www.sec.gov).



    THE FUNDS' SHARES ARE NOT DEPOSITS, OBLIGATIONS OR ACCOUNTS (COMPANY OR OTHERWISE) OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR DEPOSITORY INSTITUTION, OR ANY AFFILIATES OR CORRESPONDENT THEREOF. THE COMPANY'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN THE COMPANY INVOLVE RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
       PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


               THE DATE OF THIS PROSPECTUS IS SEPTEMBER 30, 1998.

                               TABLE OF CONTENTS



                                                                      PAGE
                                                                      -----
Prospectus Summary....................................................    3
Fund Expenses.........................................................    4
Financial Highlights..................................................    5
Investment Objectives and Policies....................................    8
Additional Investment Information.....................................   10
Investment Limitations................................................   14
Management of the Company.............................................   14
Purchase of Shares....................................................   16
Purchases by Prime Resource Account Holders...........................   17
Purchases by All Other Shareholders...................................   18
Shareholder Services..................................................   20
Redemption of Shares..................................................   21
Redemptions by Prime Resource Account Holders.........................   21
Redemptions by All Other Shareholders.................................   22
Valuation of Shares...................................................   23
Performance Information...............................................   23
Dividends and Distributions...........................................   24
Taxes.................................................................   24
General Information...................................................   26



    NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE COMPANY OR THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION.

                               PROSPECTUS SUMMARY

THE COMPANY


    The Company currently consists of twenty-three portfolios which are designed to offer investors a range of investment choices with Van Kampen Investment Advisory Corp. providing services as adviser (the "Adviser") and administrator (the "Administrator") and its affiliate, Morgan Stanley Asset Management Inc. ("MSAM" or the "Sub-Adviser"), providing services as the sub-adviser. Van Kampen Funds Inc. (the "Distributor") provides services as Distributor. For ease of reference, the words "Morgan Stanley," which begin the name of each portfolio, are not included in the portfolios named below. The investment objective of each Fund is as follows:


    - The MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

    - The TAX-FREE MONEY MARKET FUND seeks to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with maintaining liquidity and stability of principal. As of the date of this Prospectus, the Tax-Free Money Market Fund is not offering shares.

    - The GOVERNMENT OBLIGATIONS MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

RISK FACTORS

    Investments in the Funds are neither insured nor guaranteed by the U.S. Government, and there is no assurance that a Fund will be able to maintain a stable net asset value of $1.00 per share. See "Investment Objectives and Policies." The Money Market Fund and the Government Obligations Money Market Fund may enter into reverse repurchase agreement transactions. See "Additional Investment Information".

HOW TO INVEST


    Shares of each of the Funds are offered at net asset value per share. Share purchases may be made through the Distributor, through Participating Dealers or by sending payments directly to the Company. The minimum initial investment is $250,000 for each Fund, except that the minimum initial investment amount is $500 for Prime Resource Account Holders. The minimum for subsequent investments is $25, except that there is no minimum for automatic reinvestment of dividends and distributions. See "Purchase of Shares."


HOW TO REDEEM

    Shares of each Fund may be redeemed at any time at the net asset value per share of the Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. If a shareholder reduces his/her total investment in shares of a Fund to less than $250,000, the entire investment may be subject to involuntary redemption. See "Redemption of Shares."

                                 FUND EXPENSES

    The following table illustrates all expenses and fees that a shareholder of a Fund may incur:


                                                                         GOVERNMENT
                                                             TAX-FREE    OBLIGATIONS
                                                 MONEY        MONEY        MONEY
                                                 MARKET       MARKET       MARKET
SHAREHOLDER TRANSACTION EXPENSES                  FUND         FUND         FUND
---------------------------------------------  ----------   ----------   ----------
Maximum Sales Load Imposed on Purchases......     None         None         None
Maximum Sales Load Imposed on Reinvested
 Dividends...................................     None         None         None
Maximum Deferred Sales Load..................     None         None         None
Redemption Fees..............................     None         None         None
Exchange Fees................................     None         None         None
ANNUAL FUND OPERATING EXPENSES (AS A
 PERCENTAGE OF AVERAGE NET ASSETS)
Investment Advisory Fee (after expense
 reimbursement and/or fee waiver) (1)........    0.33%        0.14%        0.18%
12b-1 Fees (after fee waivers) (1)...........    0.50%        0.35%        0.50%
Other Expenses...............................    0.15%        0.46%        0.27%
Total Operating Expenses (after expense
 reimbursement and/or fee waiver)............    0.98%        0.95%        0.95%


------------------------------


(1) The Adviser and the Distributor will voluntarily waive a portion of their respective fees and/or reimburse fund expenses until such time as they determine that the particular Fund's performance is competitive with other comparable funds without such waivers. However, such fee waivers are voluntary and may be terminated at any time. There can be no assurances that any future waivers will not vary from the figures reflected in the expense table. Absent fee waivers, investment advisory fees would be 0.45% and 12b-1 fees would be 0.50% for each Fund and total operating expenses would be 1.10% for the Money Market Fund, 1.41% for the Tax-Free Money Market Fund and 1.22% for the Government Obligations Money Market Fund. (Investment advisory fees are contractually reduced when average daily net assets exceed $250 million). For more information regarding the 12b-1 fees, see "Management of the Company -- Distributor." Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD").



    The purpose of the above table is to assist the investor in understanding the various expenses that an investor in any of the Funds will bear directly or indirectly. The expenses and fees for the Money Market Fund and Government Obligations Money Market Fund are based on actual figures for the fiscal year ended June 30, 1998. The expenses and fees for the Tax-Free Money Market Fund, which has not commenced investment operations, are based on the advisory agreement, 12b-1 plan and estimates of other expenses assuming an average net asset level for the first year of $50,000,000. "Other Expenses" include, among others, Directors' fees and expenses, amortization of organizational costs, filing fees, professional fees, and the costs for reports to shareholders.



    The following example illustrates the expenses that you would pay on a $1,000 investment, assuming a 5% annual rate of return, reinvestment of all dividends and distributions, and redemption at the end of each time period.


                                                                                  GOVERNMENT
                                                                        TAX-FREE  OBLIGATIONS
                                                              MONEY      MONEY      MONEY
                                                              MARKET     MARKET     MARKET
                                                               FUND       FUND       FUND
                                                            ---------- ---------- ----------
1 Year...................................................... $   10    $   10     $   10
3 Years.....................................................     31        30         30
5 Years.....................................................     54      *            53
10 Years....................................................    120      *           117

------------------------

* Because the Tax-Free Money Market Fund has not commenced investment operations as of the date of this Prospectus, the Company has not projected expenses beyond the three-year period shown.

    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The Adviser and Distributor in their discretion may terminate voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the example above would be greater.

                              FINANCIAL HIGHLIGHTS


    The following tables provide financial highlights for the Money Market and Government Obligations Money Market Funds. For periods prior to September 26, 1996 financial highlights are shown for the PCS Money Market Portfolio and PCS Government Obligations Money Market Portfolio (the "Predecessor Portfolios"), the predecessors of the Morgan Stanley Money Market Fund and Morgan Stanley Government Obligations Money Market Fund, respectively. The financial highlights for the shares for the fiscal year ended June 30, 1998 are part of the Company's financial statements which appear in the Annual Report to Shareholders and the Company's Statement of Additional Information. The Predecessor Portfolios' financial highlights for the periods presented have been derived from financial statements audited by Coopers & Lybrand L.L.P. All financial statements after September 26, 1996 are audited by PricewaterhouseCoopers LLP or its predecessor entities. Additional performance information about the Company is contained in the Company's Annual Report and Semi-Annual Report. The Annual Report, Semi-Annual Report and the Statement of Additional Information are available at no cost from the Company at the address and telephone number noted on the cover page of this Prospectus. The following financial highlights should be read in conjunction with the financial statements and notes thereto. Financial highlights are not presented for the Tax-Free Money Market Fund because it had not commenced investment operations as of June 30, 1998.

                              FINANCIAL HIGHLIGHTS
                               MONEY MARKET FUND

                                                                                          LESS
                                   NET ASSET               NET REALIZED               DISTRIBUTIONS       LESS
                                    VALUE,       NET      AND UNREALIZED  TOTAL FROM    FROM NET     DISTRIBUTIONS
                                   BEGINNING  INVESTMENT  GAIN (LOSS) ON  INVESTMENT   INVESTMENT       FROM NET
                                   OF PERIOD    INCOME     INVESTMENTS    OPERATIONS     INCOME      REALIZED GAINS
-------------------------------------------------------------------------------------------------------------------
FOR THE FISCAL YEAR ENDED JUNE 30
  1998                               $1.00      0.0472            --        0.0472       (0.0472)            --
  1997                               $1.00      0.0450            --        0.0450       (0.0450)            --
  1996                               $1.00      0.0463       (0.0006)       0.0457       (0.0463)            --
  1995                               $1.00      0.0446        0.0001        0.0447       (0.0446)       (0.0001)
  1994                               $1.00      0.0246            --        0.0246       (0.0246)            --
  1993                               $1.00      0.0243        0.0001        0.0244       (0.0243)       (0.0001)
  1992                               $1.00      0.0402            --        0.0402       (0.0402)            --
  1991                               $1.00      0.0652            --        0.0652       (0.0652)            --
  1990 (2)                           $1.00      0.0690            --        0.0690       (0.0690)            --
-------------------------------------------------------------------------------------------------------------------

                                                                              NET                      RATIO OF NET
                                                                           ASSETS AT     RATIO OF       INVESTMENT
                                                   NET ASSET                END OF      EXPENSES TO      INCOME TO
                                       TOTAL       VALUE, END    TOTAL      PERIOD      AVERAGE NET     AVERAGE NET
                                   DISTRIBUTIONS   OF PERIOD     RETURN      (000)       ASSETS(1)       ASSETS(1)
-------------------------------------------------------------------------------------------------------------------
FOR THE FISCAL YEAR ENDED JUNE 30
  1998                                (0.0472)       $1.00      4.83%      $ 119,376     0.98%           4.72%
  1997                                (0.0450)       $1.00      4.60%      $ 138,422     0.98%           4.50%
  1996                                (0.0463)       $1.00      4.72%      $ 170,973     0.98%           4.65%
  1995                                (0.0447)       $1.00      4.55%      $ 171,515     0.98%           4.45%
  1994                                (0.0246)       $1.00      2.49%      $ 176,599     0.98%           2.45%
  1993                                (0.0244)       $1.00      2.47%      $ 156,310     0.98%           2.44%
  1992                                (0.0402)       $1.00      4.11%      $ 190,034     0.98%           3.97%
  1991                                (0.0652)       $1.00      6.72%      $ 140,594     0.98%           6.40%
  1990 (2)                            (0.0690)       $1.00      7.12%(3)   $  76,463     0.98%(3)        7.53%(3)
-------------------------------------------------------------------------------------------------------------------



(1) Without voluntary fee waiver of advisory and distribution fees, the ratios of expenses to average net assets for the fiscal periods ended June 30, 1990 through June 30, 1998 would have been 1.48% (annualized), 1.27%, 1.27%, 1.20%, 1.19%, 1.18%, 1.22%, 1.27% and 1.10%, respectively. The ratio of net investment income to average net assets for the fiscal periods ended June 30, 1990 through June 30, 1998 would have been, 7.03% (annualized), 6.11%, 3.68%, 2.22%, 2.24%, 4.25%, 4.41%, 4.20% and 4.61%, respectively.


(2) Commenced operations on August 4, 1989.

(3) Annualized.

                         FINANCIAL HIGHLIGHTS CONTINUED
                    GOVERNMENT OBLIGATIONS MONEY MARKET FUND


                                                                                               LESS
                                    NET ASSET                 NET REALIZED                 DISTRIBUTIONS        LESS
                                     VALUE,        NET       AND UNREALIZED   TOTAL FROM     FROM NET      DISTRIBUTIONS
                                    BEGINNING   INVESTMENT   GAIN (LOSS) ON   INVESTMENT    INVESTMENT        FROM NET
                                    OF PERIOD     INCOME      INVESTMENTS     OPERATIONS      INCOME       REALIZED GAIN
-------------------------------------------------------------------------------------------------------------------------
FOR THE FISCAL YEAR ENDED JUNE 30
  1998                                $1.00       0.0469             --         0.0469        (0.0469)             --
  1997                                $1.00       0.0443             --         0.0443        (0.0443)             --
  1996                                $1.00       0.0464        (0.0011)        0.0453        (0.0464)        (0.0001)
  1995                                $1.00       0.0448             --         0.0448        (0.0448)             --
  1994                                $1.00       0.0243         0.0011         0.0254        (0.0243)        (0.0011)
  1993                                $1.00       0.0246         0.0002         0.0248        (0.0246)        (0.0002)
  1992 (2)                            $1.00       0.0094             --         0.0094        (0.0094)             --
-------------------------------------------------------------------------------------------------------------------------

                                                                               NET                      RATIO OF NET
                                                                            ASSETS AT     RATIO OF       INVESTMENT
                                                    NET ASSET                END OF      EXPENSES TO      INCOME TO
                                        TOTAL       VALUE, END    TOTAL      PERIOD      AVERAGE NET     AVERAGE NET
                                    DISTRIBUTIONS   OF PERIOD     RETURN      (000)       ASSETS(1)       ASSETS(1)
-------------------------------------------------------------------------------------------------------------------------

FOR THE FISCAL YEAR ENDED JUNE 30
  1998                                 (0.0469)       $1.00      4.79%      $  56,302     0.95%           4.64%
  1997                                 (0.0443)       $1.00      4.53%      $  94,768     0.95%           4.43%
  1996                                 (0.0465)       $1.00      4.72%      $ 145,978     0.95%           4.68%
  1995                                 (0.0448)       $1.00      4.58%      $  67,505     0.95%           4.61%
  1994                                 (0.0254)       $1.00      2.45%      $ 102,551     0.95%           2.40%
  1993                                 (0.0248)       $1.00      2.51%      $ 101,736     0.95%           2.50%
  1992 (2)                             (0.0094)       $1.00      0.94%(3)   $ 269,627     0.95%(4)        3.07%(4)
----------------------------------  ---------------------------------------------------------------------------------



(1) Without voluntary fee waiver of advisory and distribution fees, the ratios of expenses to average net assets for the fiscal periods ended June 30, 1992 through June 30, 1998, would have been 1.29% (annualized), 1.19%, 1.22%, 1.12%, 1.24%, 1.27% and 1.22%, respectively. The ratio of net investment income to average net assets for the fiscal periods ended June 30, 1992 through June 30, 1998, would have been 2.73% (annualized), 2.26%, 2.13%, 4.44%, 4.39%, 4.10% and 4.38%, respectively.


(2) Commenced operations on March 12, 1992.


(3) Not annualized. Total return on an annualized basis would have been 3.16% for the Government Obligations Money Market Fund.


(4) Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES


    The investment objective of each Fund is described below, together with the policies the Fund employs in its efforts to achieve its objective. Each Fund's investment objective is a fundamental policy which may not be changed by the Fund without the approval of a majority of the Fund's outstanding voting securities. The investment policies described below are not fundamental policies and may be changed without shareholder approval. There can be no assurance that a Fund will attain its investment objective. For more information about certain investment practices common to two or more of the Funds and applicable quality requirements, see "Additional Investment Information."


THE MONEY MARKET FUND

    The Money Market Fund's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Obligations held by the Money Market Fund will have remaining maturities of 397 days or less (except that portfolio securities which are subject to repurchase agreements may bear maturities exceeding 397 days). In pursuing its investment objective, the Money Market Fund invests in a broad range of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets and that satisfy strict credit quality standards imposed by the Fund in accordance with applicable law ("Money Market Instruments"). The following descriptions illustrate the types of Money Market Instruments in which the Money Market Fund invests.


    BANK OBLIGATIONS. The Fund may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Fund may invest in U.S. dollar-denominated obligations of foreign banks or foreign branches of U.S. banks where the Sub-Adviser deems the instrument to present minimal credit risks and to otherwise satisfy applicable quality standards. Such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.


    COMMERCIAL PAPER. The Fund may purchase commercial paper rated (at the time of purchase) "A-1" or "A-1+" by Standard & Poor's Ratings Group ("S&P") or "Prime-1" by Moody's Investors Service, Inc. ("Moody's") or, when deemed advisable by the Sub-Adviser and to the extent permitted under applicable regulations, limited amounts of issues rated "A-2" or "Prime-2" by S&P or Moody's, respectively that the Sub-Adviser believes to be of high quality. The Fund may also purchase commercial paper not rated by S&P or Moody's provided that such paper is determined by the Sub-Adviser to be of comparable quality pursuant to guidelines approved by the Company's Board of Directors. The applicable short-term corporate ratings are described in the Statement of Additional Information.

    UNITED STATES GOVERNMENT OBLIGATIONS. The Money Market Fund may invest in obligations issued or guaranteed by the United States Government, including United States Treasury securities and other securities backed by the full faith and credit of the United States, such as obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank. The Fund may also invest in obligations issued or guaranteed by United States Government agencies or instrumentalities, such as the Federal Farm Credit System and the Federal Home Loan Banks, where the Fund must look principally to the issuing or guaranteeing agency for ultimate repayment. For a more complete discussion of United States Government Obligations, see the description of the Government Obligations Money Market Fund.

    MUNICIPAL OBLIGATIONS. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. The Fund may invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, when deemed appropriate by the Sub-Adviser in light of the Fund's investment objective, and provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality. For a more complete discussion of Municipal Obligations, see the description of the Tax-Free Money Market Fund. In addition, the Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio.

THE TAX-FREE MONEY MARKET FUND

    The Tax-Free Money Market Fund's investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with maintaining liquidity and stability of principal. The Tax-Free Money Market Fund invests substantially all of its assets in a diversified portfolio of high quality, short-term Municipal Obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from the regular federal income tax. It is a fundamental policy of the Fund that under normal market conditions, at least 80% of the net assets of the Tax-Free Money Market Fund will be invested in short-term Municipal Obligations, the interest on which is exempt from regular federal income tax and is not an item of tax preference for noncorporate shareholders for purposes of the alternative minimum tax ("Tax-Exempt Interest"). All portfolio investments must satisfy strict credit quality standards imposed by the Company in accordance with applicable law.

    MUNICIPAL OBLIGATIONS. The Fund invests in short-term Municipal Obligations which are determined by the Sub-Adviser to present minimal credit risks and to otherwise satisfy applicable quality standards pursuant to guidelines established by the Company's Board of Directors and which at the time of purchase are considered to be "first-tier" securities e.g., rated "AAA" or higher by S&P or "Aaa" or higher by Moody's in the case of bonds; rated "SP-1" by S&P or "MIG-1" by Moody's in the case of notes; rated "VMIG-1" by Moody's in the case of variable rate demand notes; or rated "A-1" or "A-1+" by S&P or "Prime-1" by Moody's in the case of tax-exempt commercial paper. The Fund may also purchase securities that are not rated by S&P or Moody's at the time of purchase provided that the securities are determined to be of comparable quality by the Sub-Adviser pursuant to guidelines approved by the Company's Board of Directors. The applicable Municipal Obligations ratings are described in the Statement of Additional Information.

    The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods or if, in the opinion of the Sub-Adviser, suitable obligations bearing Tax-Exempt Interest are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods. Uninvested cash reserves will not earn income.

    The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal Obligations may include variable rate demand notes, which are described below under "Additional Investment Information."

    Current federal income tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest. Such limitations may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities. In addition, interest on certain bonds, although exempt from the regular federal income tax, may be subject to alternative minimum tax. See the discussion below under "Taxes" and the Statement of Additional Information.


    Although the Tax-Free Money Market Fund may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state, (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects and (iii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Tax-Free Money Market Fund's assets are concentrated in Municipal Obligations that are payable from issuers of the same state or the revenues of similar projects, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.

THE GOVERNMENT OBLIGATIONS MONEY MARKET FUND

    The Government Obligations Money Market Fund's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing at least 65% of its net assets, under normal market conditions, in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and entering into repurchase agreements relating to such obligations. Purchases of portfolio securities must satisfy strict credit quality standards imposed by the Fund in accordance with applicable law. The types of U.S. Government obligations in which the Fund may invest include a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities, and time of issuance, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including mortgage-backed securities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as GNMA and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Fannie Mae, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so under law. The Fund will invest in the obligations of such agencies or instrumentalities only when the Sub-Adviser believes that the credit risk with respect thereto is minimal and that applicable quality standards have been satisfied.

    Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares representing an interest in the Fund. Certain government securities held by the Fund may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than annually and the adjustments are sufficient to cause the securities to have market values, after adjustment, which approximate their par values.

                       ADDITIONAL INVESTMENT INFORMATION

ILLIQUID SECURITIES AND RESTRICTED SECURITIES


    Each Fund may invest up to 10% of the value of its net assets in illiquid securities, which are securities that cannot be disposed of within seven business days at approximately the price they are being carried on a Fund's books. Illiquid securities generally include securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"); however, securities which are offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid pursuant to procedures approved by the Company's Board of Directors are not subject to the limitation on illiquid securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, availability of reliable pricing information, the number of dealers making quotes or making a market in the security and the number of potential purchases in the market for the security. To the extent that qualified institutional buyers become uninterested in buying 144A Securities, then such securities in a Fund's portfolio could increase a Fund's level of illiquidity. Each Fund may also invest in commercial paper sold without restriction pursuant to Section 4(2) of the 1933 Act.



LOANS OF PORTFOLIO SECURITIES



    The Money Market and Government Obligations Money Market Funds may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower of the portfolio securities fail financially. The Funds will not enter into securities loan transactions exceeding in the aggregate 33 1/3% of the market value of a Fund's total assets.


MORTGAGE-BACKED SECURITIES

    The Money Market and Government Obligations Money Market Funds may invest in mortgage-backed securities. Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Interests in such pools are what this Prospectus calls "mortgage-backed securities."

    One such type of mortgage-backed security in which the Funds may invest is a GNMA Certificate. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Another type is a Fannie Mae Certificate. Principal and interest payments on Fannie Mae Certificates are guaranteed only by Fannie Mae itself, not by the full faith and credit of the U.S. Government. A third type of mortgage-backed security in which such Funds may invest is a Federal Home Loan Mortgage Association ("FHLMC") Participation Certificate. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but, like a Fannie Mae security, it is not guaranteed by the full faith and credit of the U.S. Government.

    Each of the mortgage-backed securities described above is characterized by monthly payments to the security holder, reflecting the monthly payments made by the mortgagors of the underlying mortgage loans. The payments to the security holders (such as a Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as twenty or thirty years, the borrowers can, and typically do, repay them sooner. Thus, the security holders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payments. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that, in times of declining interest rates, some of a Fund's higher yielding securities might be repaid and thereby converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities. A Fund normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Interest received by each Fund will, however, be distributed to shareholders in the form of dividends.

REPURCHASE AGREEMENTS


    The Money Market and Government Obligations Money Market Funds may enter into repurchase agreements with brokers, dealers, banks or other financial institutions that meet the credit guidelines set by the Company's Board of Directors. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week and never exceeds one year. A repurchase agreement may be viewed as a fully collateralized loan of money by a Fund to the seller. A Fund always receives securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, a Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited. The aggregate of certain repurchase agreements and certain other investments is limited as set forth under "Investment Limitations."

REVERSE REPURCHASE AGREEMENTS


    The Money Market and Government Obligations Money Market Funds may enter into reverse repurchase agreements with brokers, dealers, banks or other financial institutions that meet the credit guidelines set by the Company's Board of Directors. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. A Fund's investment of the proceeds of a reverse repurchase agreement is a speculative factor known as leverage. A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. A Fund will maintain with an appropriate custodian a separate account with a segregated portfolio of cash or other liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect a Fund's ability to maintain a stable net asset value. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision.


STAND-BY COMMITMENTS

    The Money Market and Tax-Free Money Market Funds may each acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligations to which such commitment relates. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

VARIABLE RATE DEMAND NOTES

    The Money Market and Tax-Free Money Market Funds may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, a Fund will be able (at any time or during the specified periods not exceeding 397 days, depending upon the note involved) to demand payment of the principal of a note. The notes are frequently not rated by credit rating agencies, but notes not rated by S&P or Moody's purchased by a Fund will have been determined by the Sub-Adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Fund. Where necessary to ensure that a note is of sufficiently high quality, a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Fund is not entitled to exercise its demand rights. A Fund could, for this or other reasons, suffer a loss to the extent of the default. A Fund will invest in variable rate demand notes only when the Sub-Adviser deems the investment to involve minimal credit risk and to otherwise satisfy applicable quality standards. The Sub-Adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether a Fund should continue to hold such notes.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    The Money Market Fund and Government Obligations Money Market Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. The payment obligation and the interest rates that will be received are each fixed at the time a

Fund enters into the commitment, and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. It is a current policy of each Fund not to enter into when-issued commitments or delayed delivery securities exceeding, in the aggregate, 25% of the Fund's net assets other than the obligations created by these commitments.

QUALITY INFORMATION


    The Funds utilize the amortized cost method of valuation in accordance with regulations issued by the Securities and Exchange Commission ("SEC"). See "Valuation of Shares." Accordingly, each Fund will limit its portfolio investments to those instruments which present minimal credit risks and which are of eligible quality, as determined by the Sub-Adviser under the supervision of the Board of Directors and in accordance with regulations of the SEC, as such regulations may from time to time be amended. Eligible quality for this purpose means a security (i) rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs") assigning a rating to the security or issuer or, if only one rating organization assigned a rating, by that rating organization or (ii) if unrated, determined to be of comparable quality by the Sub-Adviser under the supervision of the Board of Directors. Each of the Government Obligations Money Market and Money Market Funds will not invest more than 5% of its total assets in securities of issuers having the second highest rating from any NRSRO; and these Funds will not invest more than the greater of one percent of its total assets or $1 million in securities issued by an issuer, having at the time of acquisition or roll over, the second highest rating from any NRSRO. The Tax-Exempt Money Market Fund will not invest more than 5% of its total assets in conduit securities (not subject to unconditional demand features) of issuers having the second highest rating from any NRSRO. Additionally, the Tax-Exempt Money Market Fund will not invest more than the greater of one percent of its total assets or $1 million in conduit securities (not subject to unconditional demand features) of an issuer which, at the time of acquisition or roll over, has the second highest rating from an NRSRO. Among the criteria adopted by the Board of Directors, a Fund will not purchase any bank or corporate obligation unless it is rated at least Aa or Prime-1 by Moody's or AA, A-1+ or A-1 by S&P or, if not rated by S&P or Moody's, it is determined to be of comparable quality by the Sub-Adviser under the supervision of the Board of Directors. Ratings, however, are not the only criteria utilized under the procedures adopted by the Board of Directors.



    These quality standards must be satisfied at the time an investment is made. In the event that an investment held by the Fund is assigned a lower rating or ceases to be rated, the Sub-Adviser, under the supervision of the Board of Directors, will promptly reassess whether such security presents minimal credit risks and whether the Fund should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks, is in default or its rating is downgraded to below the second highest rating category, the Fund will dispose of the security as soon as reasonably practicable unless the Board of Directors determines that to do so is not in the best interests of the Fund.



YEAR 2000 RISKS



    Like other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem". The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and obtain reasonable assurances that comparable steps are being taken by the Funds' other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact upon the Funds. In addition, the Year 2000 Problem may adversely affect the issuers of securities in which the Funds may invest which, in turn, may adversely affect the net asset values of the Funds.

                             INVESTMENT LIMITATIONS


    Each Fund is a diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore, with respect to 75% of its total assets: (a) such Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (b) such Fund may not own more than 10% of the outstanding voting securities of any one issuer. Under regulations applicable to money market funds, however, a Fund may invest more than 5% of its assets in any one issuer of "first tier" securities for no more than three days.



    The Money Market Funds also operate under certain investment restrictions that are deemed fundamental policies and may be changed only with the approval of the holders of a majority of the respective Fund's outstanding shares. In addition to other restrictions listed in the Statement of Additional Information, a Fund may not (i) enter into repurchase agreements with more than seven days to maturity if, as a result, more than 10% of the market value of its net assets would be invested in these agreements and other investments for which market quotations are not readily available or which are otherwise illiquid; or
(ii) invest more than 25% of the Fund's total assets in securities of companies in any one industry, except that there is no limitation with respect to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or, for the Money Market Fund, obligations of U.S. banks or their domestic branches. See "Investment Limitations" in the Statement of Additional Information. In addition, the Funds operate under certain non-fundamental investment limitations as described in the Statement of Additional Information.


                           MANAGEMENT OF THE COMPANY


    INVESTMENT ADVISER. Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser") and administrator (the "Administrator") of the Funds. The Adviser provides investment advice and portfolio management services pursuant to an advisory agreement (the "Advisory Agreement") and subject to the supervision of the Company's Board of Directors, makes the Funds' investment decisions, arranges for the execution of portfolio transactions and generally manages the Funds' investments. The Advisory Agreement also provides that the Adviser may appoint sub-advisers to perform these portfolio management responsibilities. See "Investment Sub-Adviser" below. The Adviser is entitled to receive an aggregate advisory fee computed daily and paid monthly at the following annual rates for each Fund:


                                                                              NET ASSETS ABOVE
                                                           NET ASSETS UP TO    $250 MILLION UP   NET ASSETS EXCEEDING
                                                             $250 MILLION      TO $500 MILLION       $500 MILLION
                                                           -----------------  -----------------  ---------------------
Money Market Fund........................................          0.45%              0.40%                0.35%
Tax-Free Money Market Fund...............................          0.45%              0.40%                0.35%
Government Obligations Money Market Fund.................          0.45%              0.40%                0.35%


    The Adviser reserves the right in its sole discretion from time to time to waive all or a portion of its management fee or to reimburse the Funds for all or a portion of the Funds' other expenses.



    The Adviser is a wholly-owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $65 billion under management or supervision. Van Kampen's more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. The Distributor of the Company and the sponsor of the funds mentioned above is also a wholly-owned subsidiary of Van Kampen. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



    Van Kampen is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking, stock brokerage and research services; asset management; trading of futures, options, foreign exchange commodities and swaps (including foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending; and credit services.


    INVESTMENT SUB-ADVISER. Morgan Stanley Asset Management Inc. ("MSAM," or the "Sub-Adviser") is the investment sub-adviser of the Funds. The Sub-Adviser provides investment advice and portfolio management services pursuant to an investment sub-advisory agreement and, subject to the supervision of the Adviser and the Company's Board of Directors, makes the Funds' investment decisions, arranges for the execution of portfolio transactions and generally manages the Funds' investments.

    The Sub-Adviser is entitled to receive sub-advisory fees computed daily and paid monthly. If the average daily net assets of a Fund during the monthly period are less than or equal to $500 million, the Adviser shall pay MSAM one-half of the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period. If a Fund's average daily net assets for the monthly period are greater than $500 million, the Adviser shall pay MSAM a fee for such monthly period equal to the greater of (a) one-half of what the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period would have been had the Fund's average daily net assets during such period been equal to $500 million, or (b) forty-five percent of the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period.


    MSAM, with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad. At June 30, 1998, MSAM had, together with its affiliated institutional investment management companies, assets under management (including assets under fiduciary advisory control) totaling approximately $169 billion.


    ADMINISTRATOR. The Administrator provides the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services provided under the Administration Agreement are subject to the supervision of the officers and Board of Directors of the Company and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Company dividend disbursing and transfer agent services. For its services under the Administration Agreement, the Company pays the Administrator a monthly fee which on an annual basis equals 0.10% of the first $200 million of the Funds' average daily net assets, 0.075% on the next $200 million of average daily net assets, 0.05% on the next $200 million of average daily net assets, and 0.03% on the average daily net assets over $600 million of each Fund.


    Under a sub-administration agreement between the Administrator and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, provides certain administrative services to the Company. The Administrator supervises and monitors such administrative services provided by CGFSC. The services provided under the sub-administration agreement are subject to the supervision of the Board of Directors of the Company. The Board of Directors of the Company has approved the provision of services described above pursuant to the sub-administration agreement as being in the best interests of the Company. CGFSC's business address is 73 Tremont Street, Boston, MA 02108-3913. PFPC, Inc., under an agreement with the Administrator, will perform as sub-transfer agent and dividend disbursing agent for Prime Resource Account Holders. Van Kampen Investor Services Inc. ("Investor Services"), under an agreement with the Administrator, will perform as sub-transfer agent and dividend disbursing agent for all other shareholders. For additional information on the Administration Agreement, see "Management of the Company" in the Statement of Additional Information.

    DIRECTORS AND OFFICERS. Pursuant to the Company's Articles of Incorporation, the Board of Directors decides upon matters of general policy and reviews the actions of the Company's Adviser, Sub-Adviser, Administrator and Distributor. The officers of the Company conduct and supervise its daily business operations.



    DISTRIBUTOR. Van Kampen Funds Inc. (the "Distributor") serves as the distributor of the shares of the Company. Under its distribution agreement (the "Distribution Agreement") with the Company, the Distributor sells shares of the Funds upon the terms and at the current offering price described in this Prospectus. The Distributor is not obligated to sell any specific number of shares of the Funds.



    Each Fund currently offers only one class of shares. The Company may in the future offer one or more classes of shares for each Fund that may have sales charges or other distribution charges or a combination thereof different than the class currently offered.



    The Board of Directors of the Company has approved and adopted the Distribution Agreement for the Company and a plan for the Funds pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Under the Plan, the Distributor is entitled to receive from each Fund a distribution fee, which is accrued daily and paid no more frequently than monthly, of up to 0.50% for each of the Funds on an annualized basis of the average daily net assets of each Fund. The Distributor expects to reallocate most of its fee to investment dealers, banks or financial services firms that provide distribution, administrative or shareholder services ("Participating Dealers"). The actual amount of such compensation is based upon the expenses incurred by the Distributor. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares.



    The Plan obligates the Funds to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plan does not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan. Thus, under the Plan, even if the Distributor's actual expenses exceed the fee payable to it thereunder at any given time, the Funds will not be obligated to pay more than that fee.



    The Plan, under the terms of Rule 12b-1, will remain in effect only if approved at least annually by the Company's Board of Directors, including those directors who are not "interested persons" of the Company as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto ("12b-1 Directors"). The Plan may be terminated at any time by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the applicable class of a Fund. The fee set forth above will be paid by the Fund to the Distributor unless and until the Plan is terminated or not renewed. The Company intends to operate the Plan in accordance with its terms and the NASD Conduct Rules concerning sales charges.



    PAYMENTS TO FINANCIAL INSTITUTIONS. The Adviser or its affiliates may compensate certain financial institutions for the continued investment of their customers' assets in the Funds pursuant to the advice of such financial institutions. These payments will be made directly by the Adviser or its affiliates from their assets, and will not be made from the assets of the the Funds or by the assessment of a sales charge on shares. Such financial institutions may also perform certain shareholder or recordkeeping services that would otherwise be performed by Investor Services. The Adviser may elect to enter into a contract to pay the financial institutions for such services.


    EXPENSES. The Funds are responsible for payment of certain other fees and expenses (including professional fees, custodial fees and printing and mailing costs) specified in the Administration and Distribution Agreements.

                               PURCHASE OF SHARES


    GENERAL. Each Fund offers one class of shares to the public on a continuous basis at net asset value per share without any sales charge through the Distributor as principal underwriter, which is located at One

Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "Participating Dealers." Shares are also offered through Morgan Stanley & Co. to Prime Resource Account Holders.

    The minimum initial investment is $250,000, except that the minimum initial investment amount for Prime Resource Account Holders is $500. The minimum for subsequent investments is $25 and there is no minimum for automatic reinvestment of dividends and distributions. The Distributor may waive the investment minimums in its sole discretion. The Company in its sole discretion may accept or reject any order for purchases of shares.

                  PURCHASES BY PRIME RESOURCE ACCOUNT HOLDERS


    GENERAL. Prime Resource Account Holders are account holders who open a prime resource account with Morgan Stanley & Co. A prime resource account is a cash management account offering such features as check writing privileges, automatic sweep of all cash balances into a Money Market Fund and a Visa Gold credit card. Pursuant to the sweep feature, Prime Resource Account Holders will be permitted to purchase shares of the Money Market Funds. Prime resource accounts are available only to clients of broker-dealers who use Morgan Stanley & Co. as their clearing firm. Investors may purchase shares through an account maintained by the investor with his brokerage firm (an "Account").



    All payments for initial and subsequent investments should be in U.S. Dollars. Purchases will be effected at the net asset value per share next determined after PFPC, Inc. (the "Sub-Transfer Agent"), has received a purchase order in proper form and the Company's custodian has Federal Funds immediately available to it.


    PURCHASES THROUGH A PRIME RESOURCE ACCOUNT. Share purchases may be effected through an investor's account with his broker through procedures established in connection with the requirements of Accounts at such broker.

    In such event, beneficial ownership of shares will be recorded by the broker and will be reflected in the account statements provided by the broker to such investors. A broker may impose minimum investor account requirements. Although a broker does not impose a sales charge for purchases of shares, depending on the terms of an investor's account with his broker, the broker may charge an investor's account fees for automatic investment and other service provided to the Account. Information concerning Account requirements, services and charges should be obtained from an investor's broker. This Prospectus should be read in conjunction with any information received from a broker.

    A broker may offer investors maintaining Accounts the ability to purchase shares under an automatic purchase program (a "Purchase Program") established by a participating broker. An investor who participates in a Purchase Program will have their "free-credit" cash balances in their Account automatically invested in shares of the Fund which they have designated (the "Designated Fund") under the Purchase Program. The frequency of investments and the minimum investment requirement will be established by the broker and the Company. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in an Account for participants in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning an Account under a Purchase Program should be directed to the broker. A participant in a Purchase Program may change the designation Fund at any time by so instructing his broker.

    If a broker makes special arrangements under which orders for shares are received by the Sub-Transfer Agent prior to 12:00 noon (Eastern Time) on any day that the New York Stock Exchange (the "NYSE") and Federal Reserve Banks are open for business (a "Business Day"), and the broker guarantees that payment for such shares will be made in Federal Funds to the Company's custodian prior to 4:00 p.m. (Eastern Time), on the same day, such purchase orders will be effective, and shares will be purchased at the offering price in effect, as of 12:00 p.m. (Eastern Time) on the date the purchase order is received by the Sub-Transfer Agent. Purchase orders received after 12:00 p.m. (Eastern Time) and prior to 4:00 p.m. (Eastern
Time), on any Business Day for which payment in Federal Funds has been received by 4:00 p.m. (Eastern Time), will be effective, and shares will be purchased at the offering price in effect, as of 4:00 p.m. (Eastern Time) the same day.


    FOR PRIME RESOURCE ACCOUNT HOLDERS, INFORMATION ON EACH FUND CAN BE OBTAINED BY CALLING THE SUB-TRANSFER AGENT AT 1-800-533-7719.


                      PURCHASES BY ALL OTHER SHAREHOLDERS


    GENERAL. Shares of the Company may be purchased on any business day through Participating Dealers. Shares may also be purchased by completing the application accompanying this Prospectus and forwarding the application, through the Participating Dealer, to Investor Services, a wholly-owned subsidiary of Van Kampen.



    The price paid for shares purchased is based on the next calculation of net asset value per share after an order is received by a Participating Dealer and transmitted to the Distributor. If the Distributor receives a purchase order prior to 12:00 noon (Eastern Time) and receives payment in Federal Funds prior to 4:00 p.m. (Eastern Time) on any day that the NYSE and Federal Reserve Banks are open for business (a "Business Day"), shares will be purchased at the offering price in effect as of 12:00 p.m. (Eastern Time) on the date the purchase order is received by a Participating Dealer. Purchase orders received after 12:00 p.m. (Eastern Time) and prior to 4:00 p.m. (Eastern Time), on any Business Day for which payment in Federal Funds has been received by 4:00 p.m. (Eastern Time), will be effective, and shares will be purchased at the offering price in effect, as of 4:00 p.m. (Eastern Time) the same day provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by Participating Dealers after the close of the NYSE are priced based on the net asset value per share next calculated provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of Participating Dealers to transmit orders received by them to the Distributor so they will be received prior to such time. Orders of less than $500 are mailed by the Participating Dealer and processed at the offering price next calculated after acceptance by Investor Services.


OTHER PURCHASE INFORMATION

    Purchase of shares of the Funds by check is credited to your account at the price next determined after receipt of Federal Funds on the day of receipt and will begin receiving dividends the following day. If you purchase shares of a Fund directly, you must make payment by check or Federal Funds to effect your purchase of the shares and obtain the price for the shares as described above. Purchasing shares of a Fund is different from placing a trade for securities at a given price and having a certain number of days in which to make settlement or payment for the securities.

    To ensure that checks are collected by the Company, withdrawals of investments made by check will not be forwarded until the Company's depository bank has made fully available for withdrawal the check amount used to purchase Company shares, which generally will be within 15 days. As a condition of this offering, if a purchase is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss the Company and/or its agents incur. If you are already a shareholder, the Company may redeem shares from your account(s) to reimburse the Company and/or its agents for any loss. In addition, you may be prohibited or restricted from making future purchases in the Company.

SHAREHOLDER SERVICES RELATED TO PURCHASES (Shareholders Other Than Prime Resource Account Holders)

    The Company offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Company at any time.


    INVESTMENT ACCOUNT. Investor Services performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which shares are held by Investor Services. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder will receive statements at least quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to Investor Services.



    REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the applicable Fund. Such shares are acquired at net asset value per share on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, or in writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Dividends and Distributions."



    AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest pre-determined amounts in the Funds. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.



    DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus or by calling (800) 282-4404, or (800) 772-8889 for the hearing impaired, elect to have all dividends and other distributions paid on shares of the Company invested into shares of any other Participating Fund, so long as a pre-existing account exists for such shareholder. Both accounts must also be of the same type, either non-retirement or retirement. Any two non-retirement accounts can be used. If the accounts are retirement accounts, they must both be for the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. The phrase "Participating Funds," as used herein, refers to certain open-end investment companies advised by the Adviser or Van Kampen Asset Management Inc. ("Asset Management") and distributed by the Distributor as determined from time to time by the Company's Board of Directors.



    If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the Participating Fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution only if shares of such selected fund have been registered for sale in the investor's state and are currently available for sale.



    SHARE CERTIFICATES. Generally, the Company will not issue share certificates. However, upon written or telephone request to the Company, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Company. A shareholder will be required to surrender such certificates upon redemption or transfer thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Series Fund, Inc. c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the value of the issued shares and bill the party to whom the replacement certificate was mailed.


    SYSTEMATIC WITHDRAWAL PLAN. A shareholder, other than a Prime Resource Account Holder, whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. A shareholder, other than a Prime Resource Account Holder, whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the principal, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25.

    Under the plan, sufficient shares of the Company are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. The Company reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.


    AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. A shareholder, other than a Prime Resource Account Holder, can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing to Investor Services or by calling (800) 282-4404. A shareholder's bank may charge a fee for ACH transfers.



    FOR SHAREHOLDERS OTHER THAN PRIME RESOURCE ACCOUNT HOLDERS, INFORMATION ON EACH FUND CAN BE OBTAINED BY CALLING THE TRANSFER AGENT AT 1-800-282-4404.


                              SHAREHOLDER SERVICES


    TRANSFER OF REGISTRATION. You may transfer the registration of any of your Company shares to another person by writing to the Company c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, Missouri 64141-9256. As in the case of redemptions, the written request must be received in "good order" before any transfer can be made.



    RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); Simplified Employee Pension ("SEP") Plans; pension and profit sharing plans; 401(k) plans; or Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.


    EXCHANGE PRIVILEGE. Shares of a Fund may be exchanged with shares of another Money Market Fund, subject to certain limitations. SHAREHOLDERS MAY ONLY EXCHANGE INTO SUCH OTHER FUNDS AS ARE LEGALLY AVAILABLE FOR SALE IN THEIR STATE AND ARE CURRENTLY AVAILABLE FOR SALE.


    A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at
(800) 421-5684 or (800) 772-8889 for the hearing impaired. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanied by this Prospectus. See "Redemption of Shares -- Telephone Transaction Procedures" for more information. The exchange will take place at the relative net asset value per share of the shares next determined after receipt of such request. Any shares exchanged begin earning dividends on the next business day after the exchange is affected. Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the exchanging shareholder does not have an account in the Fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or dividend diversification options for the new account, an exchanging shareholder must file a specific written request. The Company reserves the right to reject any order to acquire its shares through exchange. In addition, the Company may restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


                              REDEMPTION OF SHARES

    REDEMPTION PROCEDURES Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Sub-Transfer Agent. Investors may redeem all or some of their shares in accordance with one of the procedures described below.

                 REDEMPTIONS BY PRIME RESOURCE ACCOUNT HOLDERS


    REDEMPTION OF SHARES IN A PRIME RESOURCE ACCOUNT. Investors who beneficially own shares may redeem such shares in their Accounts in accordance with instructions and limitations pertaining to their Accounts by contacting their brokers. If such notice is received by the Sub-Transfer Agent by 12:00 noon (Eastern Time) on any Business Day, the redemption will be effective as of 12:00 noon (Eastern Time) on that day. Payment of the redemption proceeds will be made after 12:00 noon (Eastern Time) on the day the redemption is effected, provided that PNC Bank, N.A. (the "Custodian") is open for business. If the Custodian is not open, payment will be made on the next bank business day. If the redemption request is received after 12:00 noon but before 4:00 p.m. (Eastern Time), the redemption will be effected as of 4:00 p.m. (Eastern Time) on that day and payment of the redemptions proceeds will be made after 12:00 noon (Eastern Time) on the next Business Day after the redemption is effected, provided that the Custodian is open for business. If the Custodian is not open, payment will be made on the next bank business day. If all shares are redeemed, all accrued but unpaid dividends on those shares will be paid with the redemption proceeds.

    An investor's brokerage firm will also redeem each day a sufficient number of shares of the designated Fund to cover debit balances created by transactions in the Account or instructions for cash disbursements. Fund shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

    Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

    REDEMPTION BY CHECK. Upon request, the Company will provide any Prime Resource Account Holder with forms of drafts ("checks") payable through the Custodian. These checks may be made payable to the order of anyone. The minimum amount of a check is $500. An investor wishing to use this check writing redemption procedure should complete specimen signature cards, and then forward such signature cards to the investor's broker or in accordance with the broker's instructions. Upon receipt, the Sub-Transfer Agent will then arrange for the checks to be honored by the Custodian. Investors who own shares through an Account should contact their brokers for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to the Custodian's rules governing checks. An investor will be able to stop payment on a check redemption. The Company or Sub-Transfer Agent may terminate this redemption service at any time, and shall not incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

    When a check is presented to the Custodian for clearance, the Custodian, as the investor's agent, will cause the Company to redeem a sufficient number of full and fractional shares owned by the investor to cover the amount of the check at the redemption price next determined after the redemption requested is presented. Checks may not be presented for cash payment at the offices of the Custodian.

                      REDEMPTION BY ALL OTHER SHAREHOLDERS


    Shareholders may redeem for cash some or all of their shares without charge by the Company at any time by sending a written request in proper form directly to the Fund c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through Participating Dealer or by calling the Company.



    WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to Investor Services, the redemption request should indicate the number of shares or dollars to be redeemed, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. The redemption price is the net asset value per share next determined after the request is received by Investor Services in proper form. Payment for shares redeemed will ordinarily be made by check mailed within seven business days after acceptance by Investor Services of the request and any other necessary documents in proper order.



    DEALER REDEMPTION REQUESTS. Shareholders may redeem shares through their securities dealer, who will submit the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value per share next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a redemption request prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the redemption request. Payment for shares redeemed will ordinarily be made by check mailed within three business days to the dealer.



    TELEPHONE REDEMPTION REQUESTS. The Company permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Company at (800) 282-4404, or (800) 772-8889 for the hearing impaired, to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. See "Telephone Transaction Procedures" for more information. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Company's other redemption procedures previously described. Requests received by Investor Services prior to 12:00 noon, Eastern Time, on a regular business day or 4:00 p.m., Eastern Time, on a regular business day will be processed at the net asset value per share determined at 12:00 noon, Eastern Time or 4:00 p.m., Eastern Time, respectively, that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



    For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address of record or bank account has been changed within 30 days prior to a telephone redemption request. The Company reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.



    GENERAL REDEMPTION INFORMATION. If the shares to be redeemed have been recently purchased by check, Investor Services may delay mailing a redemption check or wiring redemption proceeds until it confirms that the purchase check has cleared, usually a period of up to 15 days. In addition, the redemption payment may be delayed or the right of redemption suspended by the Fund pursuant to rules of the SEC.



    The Company may redeem any shareholder account with a value on the date of the notice of redemption less than the minimum initial investment as specified by the Directors. At least 60 days' advance written notice of any such involuntary redemption will be given and the shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value per share. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.



    IRA redemption requests should be sent to the IRA custodian to be forwarded to Investor Services. Where Van Kampen Trust Company serves as IRA Custodian, special IRA, 403(b)(7), or Keogh redemption forms must be obtained from and be forwarded to Van Kampen Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the Custodian for information.

    FOR SHARES HELD IN BROKER STREET NAME, YOU CANNOT REQUEST REDEMPTION BY TELEPHONE OR BY MAIL; SUCH SHARES MAY BE REDEEMED ONLY BY CONTACTING YOUR PARTICIPATING DEALER.


    TELEPHONE TRANSACTION PROCEDURES. VK and the Funds employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VK nor the Funds will be liable for following instructions which it reasonably believes to be genuine. VK and the Funds may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.


                              VALUATION OF SHARES

    The net asset value per share of each of the Funds is determined at 12:00 p.m. (Eastern Time) and 4:00 p.m. (Eastern Time) on the days on which the NYSE and the Custodian are open. For the purpose of calculating the Fund's net asset value per share, securities are valued by the "amortized cost" method of valuation, which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

                            PERFORMANCE INFORMATION

    From time to time the Funds may advertise "yield," and may advertise "effective yield." Yield figures are based on historical performance and are not intended to indicate future performance. The "yield" of such Funds refers to the income generated by an investment in the Funds over a seven-day period and the income generated over the seven-day period is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned on an investment in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The Tax-Free Money Market Fund may also quote its "tax-equivalent yield" from time to time. The tax-equivalent yield shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate. For further information concerning these figures, see "Performance Information" in the Statement of Additional Information. The Fund may also use comparative performance information from time to time in marketing Fund shares, including data from Lipper Analytical Services, Inc. and/or Donoghue's Money Fund Report.

    For information on each Fund's seven-day yield call the Transfer Agent at 1-800-282-4404.

                          DIVIDENDS AND DISTRIBUTIONS


    Shareholders will automatically be credited with all dividends and distributions in additional shares at net asset value per share, except that, upon written notice to the Company or by checking off the appropriate box in the account application form, a shareholder may elect to receive dividends and/or distributions in cash.


    For the Funds, net investment income is computed and dividends declared as of 1:00 p.m. (Eastern Time) on each day. Such dividends are payable to Fund shareholders of record as of 12:00 p.m. (Eastern Time) on that day, if the Company and the Custodian are open for business. This means that shareholders whose purchase orders become effective as of 12:00 p.m. (Eastern Time) will begin to receive the dividend on that day and shareholders whose purchase orders become effective as of 4:00 p.m. (Eastern Time) will begin to receive the dividend on the following day. Dividends declared for Saturdays, Sundays and holidays are payable to shareholders of record as of 4:00 p.m. (Eastern Time) on the last preceding day the Company and the Custodian were open for business. Net realized gains, if any, after reduction for any available tax loss carry forward may be distributed annually.


    It is an objective of management to maintain the price per share of each Fund as computed for the purpose of sales and redemptions at exactly $1.00. In the event the Directors determine that a deviation from the $1.00 per share price may exist which may result in a material dilution or other unfair results to investors or existing shareholders, they will take corrective action they regard as necessary and appropriate, including selling instruments from the Fund prior to maturity to realize gains or losses, shortening average portfolio maturity, withholding dividends, making a special capital distribution, or redeeming of shares in kind.


                                     TAXES

TAX STATUS OF THE FUNDS


    The following summary of certain federal income tax consequences is based on current federal income tax laws and regulations, which may be changed by legislative, judicial or administrative action, possibly with retroactive effect. See also the tax sections in the Statement of Additional Information.


    No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of a Fund or its shareholders. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.


    Each Fund is treated as a separate entity for federal income tax purposes, and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), generally will be applied to each Fund separately, rather than to the Company as a whole. Accordingly, net long-term and short-term capital gains, net income and operating expenses will be determined separately for each Fund.



    Each Fund has elected and qualified, and intends to continue to qualify, for the special tax treatment afforded "regulated investment companies" ("RICs") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which is distributed to its shareholders.



DISTRIBUTIONS AND DISPOSITIONS


    Each Fund distributes substantially all of its net investment income (including, for this purpose, net short-term capital gain) to its shareholders. Dividends paid by the Money Market Fund and Government Obligations Money Market Fund from their respective net investment income will be taxable to the shareholders of such Fund as ordinary income, whether received in cash or in additional shares, if the shareholder is subject to tax. Such dividends paid by a Fund generally will not qualify for the dividends-received deduction to corporations.


    Distributions of net capital gains ("capital gain dividends") are taxable to shareholders subject to tax as long-term capital gains, regardless of how long the shareholder has held the Fund's shares. Capital gain dividends are not eligible for the corporate dividends-received deduction. Each Fund will make annual reports to shareholders of the federal income tax status of all distributions. See the discussion below for a summary of the tax rates applicable to capital gains (including capital gain dividends).



    The Tax-Free Money Market Fund intends to qualify to pay "exempt-interest dividends" by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consist of securities the interest on which is exempt from federal income tax. If this requirement and certain other requirements are satisfied, the Fund's exempt-interest dividends will be exempt from regular federal income tax. Investors in this Fund should note, however, that in certain circumstances such amounts, while exempt from regular federal income tax, are subject to alternative minimum tax. Furthermore, exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax. This Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development or private activity bonds. See the Statement of Additional Information for a description of the application of the alternative minimum tax and certain other collateral tax consequences.


    Current federal income tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may affect the ability of the Tax-Free Money Market Fund to purchase sufficient amounts of tax-exempt securities to qualify to pay exempt-interest dividends. Investors should note that interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Tax-Free Money Market Fund will not be deductible for federal income tax purposes.



    The Tax-Free Money Market Fund will determine annually the percentages of its net investment income which are exempt from the regular federal income tax and will apply such percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.


    Shareholders may also be subject to state and local taxes on distributions from the Funds. Shareholders are advised to consult their own tax advisers with respect to tax consequences to them of an investment in the Company.


    Dividends and other distributions declared by a Fund in October, November or December that are payable as of a record date in such month and are paid at any time during January of the following year are treated as having been paid by the Fund and received by the shareholders on December 31st of the year in which they are declared.



    The sale, exchange or redemption of shares may result in taxable gain or loss to the selling, exchanging or redeeming shareholder, depending upon whether the fair market value of the sale, exchange or redemption proceeds exceeds or is less than the shareholder's adjusted tax basis in the sold, exchanged or redeemed shares. Any loss realized on a taxable disposition of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares.



    The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or, (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%. A special 28% tax rate may apply to a portion of the capital gain dividends paid by the Fund with respect to its taxable year ended June 30, 1998.


    THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS AND SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK


    The Company was organized as a Maryland corporation on August 14, 1992 under the name Morgan Stanley Fund, Inc. On July 14, 1998 the Company adopted its current name. The Amended Articles of Incorporation currently permit the Company to issue 28.5 billion shares of common stock, par value $.001 per share. Pursuant to the Company's By-Laws, the Board of Directors may increase the number of shares the Company is authorized to issue without the approval of the shareholders of the Company. The Board of Directors has the power to designate one or more classes of shares of common stock and to classify and reclassify any unissued shares with respect to such classes.


    The shares of the Funds, when issued, will be fully paid, nonassessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the

Directors if they choose to do so. Under Maryland law, the Company is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act. Any person or organization owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Fund. As September 3, 1998, PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809, was presumed to "control" the Money Market Fund and Government Obligations Money Market Fund based solely on its ownership of 25% or more of the outstanding voting shares of such Funds.


REPORTS TO SHAREHOLDERS


    The Company and/or its agents will send to shareholders of the Company annual and semi-annual reports; the financial statements appearing in annual reports are audited by independent accountants. Shareholder inquiries for Prime Resource Accounts should be directed to the Sub-Transfer Agent, PFPC, Inc., P.O. Box 8950, Delaware 19899. Shareholder inquiries for all other accounts should be directed to the Transfer Agent, Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, Missouri 64141-9256.


CUSTODIAN

    PNC Bank, N.A. acts as custodian for each of the Money Market Funds. For more information on the Company's custodians, see "General Information -- Custody Arrangements" in the Statement of Additional Information.

DIVIDEND DISBURSING, TRANSFER AGENT AND SUB-TRANSFER AGENT


    PFPC, Inc., an indirect wholly-owned subsidiary of PNC Financial Corp., a multi-bank holding company, serves as sub-transfer agent for Prime Resource Account shareholders. PFPC's address is 400 Bellevue Parkway, Wilmington, Delaware 19809. Investor Services, an affiliate of the Adviser, Sub-Adviser and Distributor, serves as dividend disbursing and transfer agent for all other shareholders. Investor Services' address is P.O. Box 418256, Kansas City, Missouri 64141.


INDEPENDENT ACCOUNTANTS


    PricewaterhouseCoopers LLP, 200 East Randolph Street, Chicago, Illinois 60601, serves as independent accountants for the Company and audits its annual financial statements.

--------------------------------------------------------------------------------


                                 MORGAN STANLEY

                               MONEY MARKET FUND



                           TAX-FREE MONEY MARKET FUND



                             GOVERNMENT OBLIGATIONS
                               MONEY MARKET FUND



                                 PORTFOLIOS OF
                          VAN KAMPEN SERIES FUND, INC.


        ----------------------------------------------------------------


                                   PROSPECTUS



                               SEPTEMBER 30, 1998


                                     [LOGO]

--------------------------------------------------------------------------------
                              P R O S P E C T U S
     ----------------------------------------------------------------------


                        VAN KAMPEN EUROPEAN EQUITY FUND



                               A PORTFOLIO OF THE

                          VAN KAMPEN SERIES FUND, INC.

                  P.O. BOX 418256, KANSAS CITY, MISSOURI 64141
                      FOR INFORMATION CALL 1-800-282-4404

                               ------------------


    Van Kampen Series Fund, Inc. (the "Company") is an open-end management investment company, or mutual fund, which consists of twenty-three investment portfolios. This prospectus (the "Prospectus") describes the Class A, Class B and Class C shares of the Van Kampen European Equity Fund (the "Fund"). The Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, primarily in equity securities of European issuers. There can be no assurance that the Fund's investment objective will be achieved.



    The Fund is designed to make available to retail investors the expertise of Van Kampen Investment Advisory Corp. as an investment adviser (the "Adviser") and administrator (the "Administrator"), and the Adviser's affiliates, including Morgan Stanley Asset Management Inc. as a sub-adviser ("MSAM," or the "Sub-Adviser") to the Fund and Van Kampen Funds Inc. as the Fund's distributor (the "Distributor"). Shares are available through the Distributor and investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services ("Participating Dealers").



    This Prospectus is designed to set forth concisely the information about the Fund that a prospective investor should know before investing and it should be retained for future reference. Additional information about the Company is contained in a "Statement of Additional Information," dated September 30, 1998, which is incorporated herein by reference. The Company offers additional portfolios which are described in other prospectuses. The Statement of Additional Information and the prospectuses pertaining to the other portfolios of the Company are available upon request and without charge by writing or calling the Company at the address and telephone number set forth above. The Statement of Additional Information and other materials regarding the Company have been filed with the Securities and Exchange Commission and are available at the Commission's internet web site (http://www.sec.gov).


    THE COMPANY'S SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR DEPOSITORY INSTITUTION OF ITS AFFILIATES OR CORRESPONDENTS THEREOF. THE COMPANY'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE COMPANY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
          AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE
               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                   THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.


               THE DATE OF THIS PROSPECTUS IS SEPTEMBER 30, 1998.

                               TABLE OF CONTENTS



                                                                                                                PAGE
                                                                                                                -----
Prospectus Summary.........................................................................................           3

Fund Expenses..............................................................................................           4

Investment Objective and Policies..........................................................................           7

Additional Investment Information..........................................................................           8

Investment Limitations.....................................................................................          14

Management of the Company..................................................................................          14

Purchase of Shares.........................................................................................          17

Shareholder Services.......................................................................................          24

Redemption of Shares.......................................................................................          27

Valuation of Shares........................................................................................          29

Portfolio Transactions.....................................................................................          29

Performance Information....................................................................................          30

Dividends and Distributions................................................................................          31

Taxes......................................................................................................          31

General Information........................................................................................          32



  NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE COMPANY OR THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION.

                               PROSPECTUS SUMMARY


THE FUND



    Van Kampen European Equity Fund (the "Fund") is a separate investment portfolio of the Van Kampen Series Fund, Inc., an open-end management investment company.



INVESTMENT OBJECTIVE



    The Fund's investment objective is to seek long-term capital appreciation. There can be no assurance the Fund's investment objective will be achieved.



INVESTMENT PRACTICES



    The Fund seeks to achieve its investment objective by investing, under normal market conditions, primarily in equity securities of European issuers. The Adviser's approach in selecting investments for the Fund is oriented to individual stock selection and is value driven.


RISK FACTORS


    The investment policies of the Fund entail certain risks and considerations of which an investor should be aware. The Fund invests primarily in equity securities, which are subject to market risks that may cause their prices to fluctuate over time. The Fund will invest in securities of foreign issuers. Securities of foreign issuers are subject to certain risks not typically associated with domestic securities. The Fund invests in securities of issuers located in developing countries and emerging markets. These securities may impose greater liquidity risks and other risks not typically associated with investing in more established markets. See "Additional Investment Information -- Foreign Investment" for more information. The Fund may invest in repurchase agreements, borrow money, lend its portfolio securities, and purchase securities on a when-issued or delayed delivery basis. The Fund may invest in forward foreign currency exchange contracts and foreign currency exchange futures and options to hedge the currency risks associated with investment in non-U.S. dollar denominated securities. The Fund may invest in derivative instruments which include options, futures and options on futures and swaps. The Fund may engage in short selling. The Fund may invest, to a limited extent, in non-publicly traded securities. Each of these investment strategies involves specific risks which are described under "Investment Objective and Policies" and "Additional Investment Information" herein and under "Investment Objectives and Policies" in the Statement of Additional Information.


HOW TO INVEST


    The Class A, Class B and Class C shares of the Fund are designed to provide investors a choice of three ways to pay distribution costs. Class A shares of the Fund are offered at net asset value per share plus a maximum initial sales charge of 5.75% which initial sales charge may be reduced on certain large purchases or when combining purchases with the investor's aggregate investments in the Participating Funds (as defined within the Prospectus). Class B and Class C shares of the Fund are offered at net asset value per share. Class B shares are subject to a contingent deferred sales charge ("CDSC") for redemptions within five years of purchase and are subject to higher annual distribution-related expenses than the Class A shares. Class C shares are subject to a CDSC for redemptions within one year of purchase and are subject to higher annual distribution-related expenses than the Class A shares. See "Purchase of Shares" for a discussion of reduction or waiver of sales charges, which are available for certain investors. Share purchases may be made through the Distributor, through Participating Dealers or by sending payments directly to the Company. The minimum initial investment is $500 for each class of the Fund, except that the minimum initial investment amount is reduced for certain categories of investors. The minimum for subsequent investments is $25 for each class of shares, except that there is no minimum for automatic reinvestment of dividends and distributions. See "Purchase of Shares."


HOW TO REDEEM


    Shares of the Fund may be redeemed at any time at the net asset value per share (less any applicable CDSC) of the Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See "Redemption of Shares."



INVESTMENT ADVISERS



    Van Kampen Advisory Corp. is the Fund's investment adviser (the "Adviser"). Morgan Stanley Asset Management Inc. provides sub-advisory services to the Adviser (the "Sub-Adviser").



DISTRIBUTOR



    Van Kampen Funds Inc. (the "Distributor") distributes the Fund's shares.

                                 FUND EXPENSES


    The following table illustrates all expenses and fees that a shareholder of the Fund may incur:



                                                                     CLASS A         CLASS B           CLASS C
                                                                  -------------  ----------------  ----------------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)...............................................       5.75%(1)        None              None
Maximum Sales Charge Imposed on Reinvested Dividends (as a
  percentage of offering price).................................      None             None              None
Maximum Deferred Sales Charge (as a percentage of the lesser of
  original purchase price or redemption proceeds)...............        None(2)   Year 1--5.00%     Year 1--1.00%
                                                                                  Year 2--4.00%      After--None
                                                                                  Year 3--3.00%
                                                                                  Year 4--2.50%
                                                                                  Year 5--1.50%
                                                                                   After--None
Redemption fees (as a percentage of amount redeemed)............      None             None              None
Exchange fees...................................................      None             None              None


------------------------------


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares."



(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on redemptions made within one year of the purchase. See "Purchase of Shares."

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)              CLASS A      CLASS B      CLASS C
--------------------------------------------------  ----------   ----------   ----------
Investment Advisory Fee (1).......................     1.00%        1.00%        1.00%
12b-1 Distribution and Service Fees (2)...........     0.25%        1.00%        1.00%
Other Expenses (1)................................     0.45%        0.45%        0.45%
Total Operating Expenses (1)......................     1.70%        2.45%        2.45%


------------------------------


(1) During the Fund's current fiscal year, the Adviser has agreed to waive a portion of its advisory fees and/or to reimburse a portion of expenses of the Fund, if necessary, if the Fund's total annual operating expenses, as a percentage of average daily net assets, would exceed the percentages set forth in the table above. The following sets forth the Fund's (i) investment advisory fees absent advisory fee waivers, (ii) expected other expenses absent expense reimbursements and (iii) expected total operating expenses absent fee waivers and/or expense reimbursements. After the Fund's current fiscal year, the Adviser in its discretion may terminate voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the examples below would be greater.



                                                      OTHER
                                      INVESTMENT     EXPENSES                 TOTAL
                                     ADVISORY FEES   -------            OPERATING EXPENSES
                                     -------------     ALL     ------------------------------------
                                      ALL CLASSES    CLASSES    CLASS A      CLASS B      CLASS C
                                     -------------   -------   ----------   ----------   ----------
European Equity Fund...............      1.00%        0.65%     1.90%        2.65%        2.65%


   For further information on Fund expenses, see "Management of the Company."


(2) Of the 12b-1 distribution and service fees for the Class A shares, 0.25% represents a shareholder services fee, and for the Class B shares and the Class C shares, 0.75% represents a distribution fee and 0.25% represents a shareholder services fee. See "Management of the Company -- Distributor." Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").



    The purpose of the above table is to assist the investor in understanding the various expenses that an investor in the Fund will bear directly or indirectly. The expenses and fees for the Fund are based on the advisory agreements, 12b-1 plans and estimates of other expenses because the Fund has not commenced investment operations as of the date of this Prospectus.

    The following examples illustrate the expenses that you would pay on a $1,000 investment, assuming a 5% annual rate of return, reinvestment of all dividends and distributions and redemption at the end of each time period as indicated, in (i) Class A shares of the Fund, including the maximum 5.75% initial sales charge, (ii) Class B shares of the Fund, which have a CDSC, but no initial sales charge, and (iii) Class C shares of the Fund which have a CDSC, but no initial sales charge.



                                                                       EUROPEAN
                                                                        EQUITY
                                                                         FUND
                                                                       ---------
Class A shares
    1 Year...........................................................   $ 74(1)
    3 Years..........................................................    108
Class B shares
 (Assuming complete redemption at end of period)
    1 Year...........................................................   $ 75
    3 Years..........................................................    106
(Assuming no redemption)
    1 Year...........................................................   $ 25
    3 Years..........................................................     76
Class C shares
 (Assuming complete redemption immediately prior to the end of the period)
    1 Year...........................................................   $ 35
    3 Years..........................................................     76
Class C shares
 (Assuming no redemption)
    1 Year...........................................................   $ 25
    3 Years..........................................................     76


------------------------------


(1) The example reflects Class A shares sold at the maximum 5.75% initial sales charge. Certain large purchases may be subject to a reduced initial sales charge. Purchases of Class A shares of the Fund which, when combined with the value of the purchaser's existing investments in Class A shares of the Participating Funds, aggregate to $1 million or more are not subject to an initial sales charge but a CDSC of 1.00% will be imposed on such shares that are redeemed within one year following such purchase.


    THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                       INVESTMENT OBJECTIVE AND POLICIES



    The investment objective of the Fund is to seek long-term capital appreciation. The Fund's investment objective is a fundamental policy which may not be changed by the Fund without the approval of a majority of the Fund's outstanding voting securities. There can be no assurance that the Fund will attain its investment objective. The investment policies described below are not fundamental policies and may be changed without shareholder approval. For more information about certain investment practices, see "Additional Investment Information" below and "Investment Objectives and Policies" in the Statement of Additional Information.



    The Fund seeks to achieve its investment objective by investing, under normal market conditions, primarily in equity securities of European issuers, including those located in Germany, France, Switzerland, Belgium, Italy, Finland, Sweden, Denmark, Norway and the United Kingdom. Investments may also be made in the equity securities of issuers located in the smaller and emerging markets of Europe. With respect to the Fund, equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks. Under normal circumstances, at least 65% of the total assets of the Fund will be invested in equity securities of European issuers.


    In recent years there have been two key issues influencing the investment environment and economic conditions of Europe: the creation of the single market and the emergence of Eastern European economies. Both of these factors have helped European companies by opening up new markets for growth.


    In connection with efforts to create a single market, eleven of the fifteen member countries of the European Union are scheduled to establish fixed conversion rates between their existing sovereign currencies and a new common currency, the euro, effective January 1, 1999. The introduction of the euro is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. The participating countries will issue sovereign debt exclusively in the euro and will redenominate outstanding sovereign debt. Financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in euros. Monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank (ECB).



    The transition to the euro may change the economic environment and behavior of investors, particularly in European markets. For example, the process of implementing the euro may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.



    Governments across Europe have also initiated major privatization programs shifting a greater share of economic activity into the more efficient private sector. Private companies have sought quotation, following the need to compete in the capital markets, as much as in the market place for their products and services. Those companies already quoted have begun to appreciate the value of their being listed. To achieve a high rating on their equity, companies need to produce transparent accounts, communicate effectively with their shareholders and manage their businesses and assets to their shareholders' advantage. The restructuring, management incentives and rationalization of companies has lead to lower wage structures and greater flexibility. This has enabled European companies to match the competitive cost environment of developing economies.



    Demand for equity will grow hand in hand with supply; driven by pension fund reform, growth in life insurance, shifts in European investing from fixed income to equities and the emergence of European mutual funds. All of these factors together will improve the quality of the markets in which European equities are traded.



    The Adviser's approach in selecting investments for the Fund is oriented to bottom-up, individual stock selection and is value driven. In selecting stocks for the Fund, the Adviser initially identifies those stocks which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues, and then evaluates the future value of such stocks by running the results of an in-depth study of the issuer through a dividend discount model. The Adviser utilizes the research of a number of sources, including its affiliate in Geneva, Morgan Stanley Capital International, in identifying attractive securities, and applies a number of proprietary screening criteria to identify those securities it believes to be undervalued. The Adviser makes company visits and reviews the quality of management. Fund holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's value criteria. Securities which no longer conform to such value criteria are sold.



    While the Fund is not subject to any specific geographic diversification requirements, it currently intends to diversify investments among countries. Investments will be made primarily in equity securities of companies domiciled in developed countries, but may be made in the securities of companies in developing countries as well. Securities in emerging markets may not be as liquid as those in developed markets and pose greater risks. Although the Fund intends to invest primarily in securities listed on stock exchanges, it will also invest in securities traded in over-the-counter markets. Unlisted securities may not be as liquid as listed securities and pose greater risks on the Fund. The Fund will not, under normal circumstances, invest in the equity securities of U.S. issuers.



    The Fund may, for temporary defensive purposes, invest a portion or all of its assets in domestic, Eurodollar and foreign short-term money market instruments in response to adverse market conditions.



    Any remaining assets of the Fund not invested as described above may be invested in certain securities or obligations, including derivative securities, as set forth in "Additional Investment Information" below.



    YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem". The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact upon the Fund. In addition, the Year 2000 Problem may adversely affect the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net assets value of the Fund.


                       ADDITIONAL INVESTMENT INFORMATION

CONVERTIBLE SECURITIES, WARRANTS AND EQUITY-LINKED SECURITIES


    The Fund may invest in convertible securities, preferred stock, warrants or other securities exchangeable under certain circumstances for shares of common stock. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.



    The Fund may invest in equity-linked securities, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. Trading prices of the underlying common stock will be influenced by the issuer's operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market which is fairly developed and liquid. The market for such securities may be shallow, however, and high volume trades may be possible only with discounting. In addition to the foregoing risks, the return on such securities depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other lender. The creditworthiness of such third party issuer of equity-linked securities may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using equity-linked securities over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using equity-linked securities is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.



FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS



    The Fund may enter into forward foreign currency exchange contracts ("forward contracts"). Forward contracts provide for the purchase or sale of an amount of a specified foreign currency at a future date. Purposes for which such contracts may be used include protecting against a decline in a foreign currency against the U.S. Dollar between the trade date and settlement date when the Fund purchases or sells securities, locking in the U.S. Dollar value of dividends declared on securities held by the Fund and generally protecting the U.S. Dollar value of securities held by the Fund against exchange rate fluctuations. While such forward contracts may limit losses to the Fund as a result of exchange rate fluctuations, they will also limit any exchange rate gains that might otherwise have been realized.



FOREIGN INVESTMENT



    The Fund will invest in securities of foreign issuers. Investment in securities of foreign issuers, especially in securities of issuers in emerging countries, involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing, and financial and other reporting standards and requirements comparable to those applicable to domestic companies. Therefore, disclosure of certain material information may not be made and less information may be available to investors investing in foreign countries than in the United States. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and subject to greater price volatility than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies. Additional risks include future adverse political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits, and the possible adoption of foreign governmental restrictions such as exchange controls. Emerging countries may have less stable political environments than more developed countries. Also, it may be more difficult to obtain a judgment in a court outside the United States.



    Investments in securities of foreign issuers are frequently denominated in foreign currencies, and the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies. Therefore, the value of a Fund's assets measured in U.S. Dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. The Fund will also incur certain costs in connection with conversions between various currencies.


INVESTMENT COMPANY SECURITIES


    The Fund may invest in securities of another open-end or closed-end investment company by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations or as may otherwise be permitted by the Investment Company Act of 1940, as amended (the "1940 Act").



    Some emerging market countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds which have been specifically authorized. The Fund may invest in these investment funds, including those advised by MSAM, as well as other investment companies, subject to applicable provisions of the 1940 Act and other applicable laws.

    If the Fund invests in such investment companies, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds.


LOANS OF PORTFOLIO SECURITIES


    The Fund may lend its portfolio securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest. The Fund will not enter into securities loan transactions exceeding in the aggregate 33 1/3% of the market value of a Fund's total assets. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower of the portfolio securities fail financially.


MONEY MARKET INSTRUMENTS


    The Fund is permitted to invest in money market instruments pending other investment, prior to settlement of portfolio transactions, for liquidity and for temporary defensive purposes. The money market investments permitted for the Fund include obligations of the U.S. Government, its agencies and instrumentalities, obligations of foreign sovereignties, other debt securities, commercial paper including bank obligations, certificates of deposit (including Eurodollar certificates of deposit) and repurchase agreements.


NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES


    The Fund may invest in securities that are neither listed on a stock exchange nor traded over the counter. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. The Fund may not invest more than 15% of its net assets in illiquid securities which generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"); however, securities which can be offered and sold to qualified institutional buyers under Rule 144A under that 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by, and subject to the supervision of, the Board of Directors are not subject to the limitation on illiquid securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, availability of reliable pricing information, the number of dealers making quotes or making a market in the security and the number of potential purchasers in the market for the security. To the extent that qualified institutional buyers become uninterested in buying 144A Securities, then such securities in the Fund's portfolio could increase the Fund's level of illiquidity. Notwithstanding the above, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale.


REPURCHASE AGREEMENTS


    The Fund may enter into repurchase agreements with brokers, dealers, banks or other financial institutions that meet the credit guidelines set by the Fund's Board of Directors. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week and never exceeds one year. A repurchase agreement may be viewed as a fully collateralized loan of money by the Fund to the seller. The Fund always receives securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon sale of the collateral may be delayed or limited. Repurchase agreements with durations (or maturities) over seven days in length are considered illiquid securities.

SHORT SALES



    The Fund may from time to time sell securities short without limitation, although it does not intend to sell securities short on a regular basis. A short sale is a transaction in which the Fund sells securities it either owns or has the right to acquire at no added cost (i.e. "against-the-box") or it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When the Fund makes a short sale of borrowed securities, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, the Fund will need to arrange through a broker to borrow the securities and, in so doing, the Fund will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.



    The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or liquid assets. In addition, the Fund will place in a segregated account with an appropriate custodian an amount of cash or liquid assets equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


    The Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment, and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. It is a current policy of the Fund not to enter into when-issued commitments or delayed delivery securities transactions exceeding, in the aggregate, 15% of the Fund's net assets other than the obligations created by these commitments.


DERIVATIVE INSTRUMENTS


    The Fund is permitted to invest in various derivative instruments for both hedging and non-hedging purposes. Derivative instruments include options, futures and options on futures, structured notes, caps, floors, collars and swaps. Additionally, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objectives of the Fund. The Fund will limit its use of the foregoing derivative instruments for non-hedging purposes to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivative instruments. In addition, the Fund will not enter into futures contracts and options on futures contracts to the extent that the notional value of its outstanding obligations to purchase securities under such contracts would exceed 20% of its total assets. The Fund's investments in forward foreign currency contracts and derivatives used for hedging purposes are not subject to the limits described above.



    The Fund may use derivative instruments under a number of different circumstances to further its investment objectives. The Fund may use derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives. For example, the Fund may purchase derivatives to quickly gain exposure to a market in response to changes in the Fund's investment strategy, or upon the inflow of investable cash or when the derivative provides greater liquidity than the underlying securities market. The Fund may also use derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. Derivatives may also be used by the Fund for hedging purposes and in other circumstances when the Fund's Adviser believes it advantageous to do so consistent with the Fund's investment objective. The Fund will not, however, use derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by the Fund's investment policies, and then only in a manner consistent with such policies.

    Some of the derivative instruments in which the Fund may invest and the risks related thereto are described in more detail below.



    CAPS, FLOORS AND COLLARS The Fund may invest in caps, floors and collars, which are instruments analogous to options transactions described below. In particular, a cap is the right to receive the excess of a reference rate over a given rate and is analogous to a put option. A floor is the right to receive the excess of a given rate over a reference rate and is analogous to a call option. Finally, a collar is an instrument that combines a cap and a floor. That is, the buyer of a collar buys a cap and writes a floor, and the writer of a collar writes a cap and buys a floor. The risks associated with caps, floors and collars are similar to those associated with options. In addition, caps, floors and collars are subject to risk of default by the counterparty because they are privately negotiated instruments.



    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS The Fund may purchase and sell futures contracts and options on futures contracts, including, but not limited to, securities index futures, foreign currency exchange futures, interest rate futures and other financial futures. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, instrument or basket thereof, at a specific future date and at a specified price. An option on a futures contract is a legal contract that gives the holder the right to buy or sell a specified amount of futures contracts at a fixed or determinable price upon the exercise of the option.



    The Fund may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or purchase securities index futures in order to gain market exposure. Subject to applicable laws, the Fund may engage in transactions in securities index futures contracts (and options thereon) which are traded on a recognized securities or futures exchange, or may purchase or sell such instruments in the over-the-counter market. There currently are limited securities index futures and options on such futures in many countries, particularly emerging markets countries. The nature of the strategies adopted by the Adviser and the extent to which those strategies are used, may depend on the development of such markets.



    The Fund may engage in transactions involving foreign currency exchange futures contracts. Such contracts involve an obligation to purchase or sell a specific currency at a specified future date and at a specified price. The Fund may engage in such transactions to hedge their respective holdings and commitments against changes in the level of future currency rates or to adjust its exposure to a particular currency.



    The Fund may engage in transactions in interest rate futures transactions. Interest rate futures contracts involve an obligation to purchase or sell a specific debt security, instrument or basket thereof at a specified future date at a specified price. The value of the contract rises and falls inversely with changes in interest rates. The Fund may engage in such transactions to hedge its holdings of debt instruments against future changes in interest rates.



    Financial futures are futures contracts relating to financial instruments, such as U.S. Government securities, foreign currencies and certificates of deposit. Such contracts involve an obligation to purchase or sell a specific security, instrument or basket thereof at a specified future date at a specified price. Like interest rate futures contracts, the value of financial futures contracts rises and falls inversely with changes in interest rates. The Fund may engage in financial futures contracts for hedging and non-hedging purposes.



    Under rules adopted by the Commodity Futures Trading Commission, the Fund may enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of the Fund's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-hedging activities.



    Gains and losses on futures contracts and options thereon depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of investments held by the Fund and the prices of futures and options relating to investments purchased or sold by the Fund, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position. The risk that the Fund will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions for which there appears to be a liquid exchange or secondary market. The risk of loss in trading on futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing.


    OPTIONS TRANSACTIONS The Fund may seek to increase its returns or may hedge its portfolio investments through options transactions with respect to (i) securities, instruments, indices or baskets thereof in which the Fund may invest and (ii) foreign currencies. Purchasing a put option gives the Fund the right to sell a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the option. Purchasing a call option gives the Fund the right to purchase a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the option.



    The Fund also may write (i.e., sell) put and call options on investments held in its portfolio, as well as with respect to a foreign currency. The Fund that has written an option receives a premium, which increases the Fund's return on the underlying security or instrument in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security or instrument above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. The Fund may only write options that are "covered." A covered call option means that so long as the Fund is obligated as the writer of the option, it will earmark or segregate sufficient liquid assets to cover its obligations under the option or own (i) the underlying security or instrument subject to the option, (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the security or instrument subject to the option, or (iii) a call option on the same underlying security with a strike price no higher than the price at which the underlying instrument was sold pursuant to a short option position.



    By writing (or selling) a put option, the Fund incurs an obligation to buy the security or instrument underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election. The Fund may also write options that may be exercisable by the purchaser only on a specific date. When the Fund that has written a put option, it will earmark or segregate sufficient liquid assets to cover its obligations under the option or will own a put option on the same underlying security with an equal or higher strike price.



    The Fund may engage in transactions in options which are traded on recognized exchanges or over-the-counter. There currently are limited options markets in many countries, particularly emerging markets countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of such option markets. The primary risks associated with the use of options are (i) imperfect correlation between the change in market value of investments held, purchased or sold by the Fund and the prices of options relating to such investments; and (ii) possible lack of a liquid secondary market for an option.



    STRUCTURED NOTES Structured Notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Fund may use structured notes to tailor its investments to the specific risks and returns the Adviser is willing to accept while avoiding or reducing certain other risks.



    SWAPS -- SWAP CONTRACTS Swaps and Swap Contracts are derivatives in the form of a contract or other similar instrument in which two parties agree to exchange the returns generated by a security, instrument, basket thereof or index for the returns generated by another security, instrument, basket thereof or index. The payment streams are calculated by reference to a specific security, instrument, basket thereof or index and an agreed upon notional amount. The relevant indices include but are not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.



    The Fund will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two returns. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. The Fund will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Company's Board of Directors.



    Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swaps market has become relatively liquid. Swaps that include caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than "traditional" swaps.



    The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.


                             INVESTMENT LIMITATIONS


    The Fund is a diversified investment company under the 1940 Act, and therefore, with respect to 75% of its total assets: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. The Fund also intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Fund also operates under certain investment restrictions that are deemed fundamental policies and may be changed only with the approval of the holders of a majority of the Fund's outstanding shares. See "Investment Limitations" in the Statement of Additional Information. In addition, the Fund operates under certain non-fundamental investment limitations as described in the Statement of Additional Information.


                           MANAGEMENT OF THE COMPANY


    INVESTMENT ADVISER. Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser") and administrator (the "Administrator") of the Fund. The Adviser provides investment advice and portfolio management services pursuant to an advisory agreement (the "Advisory Agreement") and subject to the supervision of the Company's Board of Directors, makes the Fund's investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments. The Advisory Agreement also provides that the Adviser may appoint sub-advisers to perform these portfolio management responsibilities. See "Investment Sub-Adviser" below. The Adviser is entitled to receive an aggregate advisory fee computed daily and paid monthly at the annual rate of 1.00% applied to the Fund's average daily net assets.

    The Adviser reserves the right in its sole discretion from time to time to waive all or a portion of its management fee or to reimburse the Fund for all or a portion of the Fund's other expenses.



    The Adviser is a wholly-owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $65 billion under management or supervision. Van Kampen's more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. The Distributor of the Company and the sponsor of the funds mentioned above is also a wholly-owned subsidiary of Van Kampen Investments. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



    Van Kampen is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking, stock brokerage and research services; asset management; trading of futures, option, foreign exchange commodities and swaps (including foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending; and credit services.



    INVESTMENT SUB-ADVISER. Morgan Stanley Asset Management Inc. ("MSAM," or the "Sub-Adviser") is the investment sub-adviser of the Fund. The Sub-Adviser provides investment advice and portfolio management services pursuant to an investment sub-advisory agreement and, subject to the supervision of the Adviser and the Company's Board of Directors, makes the Fund's investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments.



    The Sub-Adviser is entitled to receive sub-advisory fees computed daily and paid monthly. If the average daily net assets of the Fund during the monthly period are less than or equal to $500 million, the Adviser shall pay MSAM one-half of the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period. If the Fund's average daily net assets for the monthly period are greater than $500 million, the Adviser shall pay MSAM a fee for such monthly period equal to the greater of (a) one-half of what the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period would have been had the Fund's average daily net assets during such period been equal to $500 million, or (b) forty-five percent of the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period.



    MSAM, with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad. At June 30, 1998, MSAM had, together with its affiliated institutional investment management companies, assets under management (including assets under fiduciary advisory control) totaling approximately $169 billion.



    PORTFOLIO MANAGER. ROBERT SARGENT has primary portfolio management responsibility for the Fund's assets. Mr. Sargent is a Managing Director of the Sub-Adviser and Morgan Stanley. He joined Morgan Stanley International in May, 1986, and transferred to the Sub-Adviser in June, 1987. As the Fund manager with primary responsibility for continental European stock selection and portfolio management, Mr. Sargent is closely involved with the Sub-Adviser's fundamental research effort and company visiting program. He is a graduate of York University, Toronto, Canada.


    ADMINISTRATOR. The Administrator provides the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services provided under the Administration Agreement are subject to the supervision of the officers and Board of Directors of the Company and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The Administration Agreement also provides that the Adviser through its agents will provide the Company dividend disbursing and transfer agent services. For its services under the Administration Agreement, the Company pays the Adviser a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund.


    Under a sub-agreement between the Adviser and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, provides certain administrative services to the Company. The Administrator supervises and monitors such administrative services provided by CGFSC. The services provided under the administration agreement are subject to the supervision of the Board of Directors of the Company. The Board of Directors of the Company has approved the provision of services described above pursuant to the sub-administration agreement as being in the best interests of the Company. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information on the administration agreement, see "Management of the Company" in the Statement of Additional Information.


    DIRECTORS AND OFFICERS. Pursuant to the Company's Articles of Incorporation, the Board of Directors decides upon matters of general policy and review the actions of the Adviser, Sub-Adviser, Administrator and Distributor. The officers of the Company conduct and supervise its daily business operations.



    DISTRIBUTOR. Van Kampen Funds Inc. (the "Distributor") serves as the distributor of the shares of the Company. Under its distribution agreement (the "Distribution Agreement") with the Company, the Distributor sells shares of the Company upon the terms and at the current offering price described in this Prospectus. The Distributor is not obligated to sell any specific number of shares of the Company.



    The Company currently offers Class A shares, Class B shares and Class C shares of the Fund. The Company may in the future offer one or more classes of shares for the Fund that may have sales charges or other distribution charges or a combination thereof different from those of the classes currently offered.



    The Board of Directors of the Company has approved and adopted the Distribution Agreement for the Company and a Plan for each class of the Fund pursuant to Rule 12b-1 under the 1940 Act (each a "Plan" and together, the "Plans"). Under each Plan, the Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid no more frequently than monthly, at a maximum rate of up to 0.75% of the Class B shares and Class C shares of the Fund, on an annualized basis of the average daily net assets of such classes. The actual amount of such compensation is based upon the expenses incurred by the Distributor. With respect to Class B shares, the Distributor expects to utilize substantially all of its fee to reimburse itself for commissions paid to investment dealers, banks or financial services firms that provide distribution services ("Participating Dealers"). With respect to the Class C shares, the Distributor expects to reallocate substantially all of its fee to such Participating Dealers. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares. Class A shares, Class B shares and Class C shares are subject to a service fee at an annual rate of 0.25% on an annualized basis of the average daily net assets of such class of shares of the Fund. In addition to such payments, the Adviser or its affiliates may pay certain expenses associated with activities which might be construed to be financing the sale of the Fund's shares, including payments to third parties that provide assistance in the distribution effort (in addition to selling shares and providing shareholder services). Any payments by the Adviser or its affiliates will be made directly from their assets and will not be made from the assets of the Company or by the assessment of a charge on shares.



    The Plans obligate the Fund to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plans do not obligate the Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan. Thus, under each Plan, even if the Distributor's actual expenses exceed the fee payable to it thereunder at any given time, the Fund will not be obligated to pay more than that fee.


    Each Plan for a class of Company shares, under the terms of Rule 12b-1, will remain in effect only if approved at least annually by the Company's Board of Directors, including those directors who are not "interested persons" of the Company as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related thereto ("12b-1 Directors"). Each Plan may be terminated at any time by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the applicable class of the Fund. The fee set forth above will be paid by the appropriate class to the Distributor unless and until a Plan is terminated or not renewed. The Company intends to operate each Plan in accordance with its terms and the NASD Conduct Rules concerning sales charges.



    PAYMENTS TO FINANCIAL INSTITUTIONS. The Adviser or its affiliates may compensate certain financial institutions for the continued investment of their customers' assets in the Fund pursuant to the advice of such financial institutions. These payments will be made directly by the Adviser or its affiliates from their assets, and will not be made from the assets of the Company or by the assessment of a sales charge on shares. Such financial institutions may also perform certain shareholder or recordkeeping services that would otherwise be performed by Investor Services (defined below). The Adviser may elect to enter into a contract to pay the financial institutions for such services.



    EXPENSES. The Fund is responsible for payment of certain other fees and expenses (including professional fees, custodial fees and printing and mailing costs) specified in the Administration and Distribution Agreements.


                               PURCHASE OF SHARES

GENERAL

    The Company offers three classes of shares to the public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "Participating Dealers."

    Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. The $500 minimums may be waived by the Distributor for plans involving periodic investments. Shares of the Company may be sold in foreign countries where permissible. The Company and the Distributor reserve the right to refuse any order for the purchase of shares. The Company also reserves the right to suspend the sale of the Company's shares in response to conditions in the securities markets or for other reasons.


    Shares of the Company may be purchased on any business day through Participating Dealers. Shares may also be purchased by completing the application accompanying this Prospectus and forwarding the application, through the Participating Dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly-owned subsidiary of Van Kampen. When purchasing shares of the Company, investors must specify whether the purchase is for Class A shares, Class B shares or Class C shares.


    Shares are offered at the next determined net asset value per share, plus an initial or contingent deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. See "Valuation of Shares" for a further description of net asset value computations.


    Generally, the net asset values per share of the Class A shares, Class B shares and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by a Participating Dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by Participating Dealers after the close of the New York Stock Exchange (the "NYSE") are priced based on the net asset value per share calculated after the next day's close provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of Participating Dealers to transmit orders received by them to the Distributor so they will be received prior to such time.

    Each class of shares represents an interest in the same portfolio of investments, has the same rights and is identical in all respects, except that
(i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution fees) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan to which its distribution fee or service fee is paid, (iii) Class B shares are subject to a conversion feature, (iv) each class has different exchange privileges and (v) each class has different shareholder service options available. The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the higher distribution fees associated with such class of shares. Sales personnel of Participating Dealers distributing the Company's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.


    In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperments. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and contingent deferred sales charges on Class B shares prior to conversion or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Fund Expenses" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases shares at net asset value, as described herein under "Purchase of Shares -- Class A Shares." For these reasons, it is presently the policy of the Distributor not to accept any order of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares as it ordinarily would be more beneficial for such investor to purchase Class A shares.


    Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for most accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a contingent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares will be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A or Class B shares, rather than Class C shares.


    Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, prefer not to pay redemption charges and/or have a longer-term investment horizon. Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon and/ or desire a short contingent deferred sales charge schedule.


    The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any CDSC incurred upon redemption within five years or one year, respectively, of purchase. Investors should understand that the purpose and function of the CDSC and ongoing distribution fee with respect to Class B shares and Class C shares are the same as those of the initial sales charge with respect to Class A shares. See "Distribution Plans."

    The Distributor may from time to time implement programs under which a Participating Dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any Participating Dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the Participating Dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Company. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Company. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to Participating Dealers that have sold or may sell significant amounts of shares during specified periods of time. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. All of the foregoing payments are made by the Distributor out of its own assets. These programs will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale.


CLASS A SHARES


    The public offering price of Class A shares is the next determined net asset value per share plus a sales charge, as set forth herein.


SALES CHARGE TABLE

                                                                                                  REALLOWED TO DEALERS
                                                               AS % OF      AS % OF NET AMOUNT      (AS % OF OFFERING
SIZE OF INVESTMENT                                         OFFERING PRICE        INVESTED                PRICE)
---------------------------------------------------------  ---------------  -------------------  -----------------------
Less than $50,000........................................          5.75               6.10                   5.00
$50,000 but less than $100,000...........................          4.75               4.99                   4.00
$100,000 but less than $250,000..........................          3.75               3.90                   3.00
$250,000 but less than $500,000..........................          2.75               2.83                   2.25
$500,000 but less than $1,000,000........................          2.00               2.04                   1.75
$1,000,000 or more*......................................         *                  *                      *

------------------------------


* No initial sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% in the event of certain redemptions within one year of the purchase. A commission will be paid to brokers, dealers or financial intermediaries who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the excess over $3 million. See "Purchase of Shares -- Purchase of Class B Shares" and "-- Purchase of Class C Shares" for additional information with respect to contingent deferred sales charges.


    In addition to the reallowances from the applicable public offering price described herein, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to Participating Dealers that sell shares of the Company. Participating Dealers which are reallowed all or substantially all of the sales charges may be deemed to be underwriters for purposes of the 1933 Act. The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Company for their clients a transaction fee up to the level of the reallowance allowable to Participating Dealers described herein. Such financial institutions, other industry professionals and Participating Dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate.

    The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Company. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

QUANTITY DISCOUNTS

    Investors purchasing Class A shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

    Investors or their Participating Dealers must notify the Company whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their Participating Dealer or the Distributor.


    A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age, and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.


    The phrase "Participating Funds," as used herein, refers to certain open-end investment companies advised by the Adviser or Van Kampen Asset Management Inc. and distributed by the Distributor as determined from time to time by the Company's Board of Directors.


    VOLUME DISCOUNTS. The size of investment shown in the preceding sales charge tables applies to the total dollar amount being invested by any person in shares of the Fund or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.


    CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding tables may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

    LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding tables also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the sales charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchased amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustments in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application form accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

    Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Company or the Distributor. The Company reserves the right to modify or terminate these arrangements at any time.

    UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Company permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Company at net asset value with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Company and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the Participating Dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their Participating Dealer or the Distributor.


    The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each participating investor in a computerized format fully compatible with Investor Services' processing system.

    As further requirements for obtaining these special benefits, the Company also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Company will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Company reserves the right to modify or terminate this program at any time.



    NAV PURCHASE OPTIONS. Class A shares of the Fund may be purchased at net asset value per share without an initial sales charge, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:



        (1) Current or retired trustees of funds advised by the Adviser or Van Kampen Asset Management Inc. and such persons' families and their beneficial accounts.


        (2) Current or retired trustees, officers and employees of Morgan Stanley Group Inc. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.

        (3) Trustees, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

        (4) Registered investments advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay Participating Dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

        (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through national wirehouse alliance programs subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further detail with respect to such alliance programs.

        (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

        (7) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.


        (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided that (1) the initial amount invested in the Participating Funds is at least $500,000 or
    (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Section 403(b) and similar accounts for which Van Kampen Trust Company ("Van Kampen Trust") serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales up to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.



        (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and other Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participant's account in connection with this privilege will be subject to a contingent deferred sales charge of one percent in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next million and 0.50% on the excess over $3 million.

    The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents, and a person's spouse's parents.


    Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described herein under "Distribution Plans" on purchases made as described in (3) through
(9) above.



    The Company may terminate, or amend the terms of, offering shares of the Fund at net asset value to the foregoing groups at any time.


PURCHASE OF CLASS B SHARES


    Class B shares of the Fund may be purchased at net asset value without an initial sales charge. However, a CDSC will be imposed on certain Class B shares redeemed within five years of purchase. The charge is assessed on an amount equal to the lesser of the then-current market value of the Class B shares redeemed or the total cost of such shares. Accordingly, the CDSC will not be applied to dollar amounts representing an increase in the net asset values above the initial purchase price of the shares being redeemed. In addition, no charge is assessed on redemptions of Class B shares derived from reinvestment of dividends or capital gains distributions.


    In determining whether the CDSC is applicable to a redemption, the calculation is made in the manner that results in the lowest possible rate. Therefore, it is assumed that the redemption is first of any Class B shares in the shareholder's account that represent reinvested dividends and/or distributions, and/or of Class B shares held longer than five years after purchase, and next of Class B shares held the longest during the initial five-year period after purchase. The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase of Class B shares until the redemption of such shares (the "holding period"). The following table sets forth the rates of the CDSC.

CONTINGENT DEFERRED SALES CHARGE

                                                                                SALES CHARGE AS
                                                                               PERCENTAGE OF THE
YEAR SINCE PURCHASE                                                              DOLLAR AMOUNT
PAYMENT WAS MADE                                                               SUBJECT TO CHARGE
----------------------------------------------------------------------------  -------------------
First.......................................................................            5.00%
Second......................................................................            4.00%
Third.......................................................................            3.00%
Fourth......................................................................            2.50%
Fifth.......................................................................            1.50%
Thereafter..................................................................             None*

------------------------------

* As described more fully below, Class B shares automatically convert to Class A shares after the eighth year following purchase.

    Proceeds from any CDSC are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution-related services to the Company in connection with the sale of the Class B shares. The Distributor will make payments to the Participating Dealers that handle the purchases of such shares at a rate not in excess of 4.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers a portion of its distribution fee under the Rule 12b-1 Plan, as described under "Management of the Company -- Distributor" above. Additionally, the Distributor may pay additional promotional incentives, in the form of cash or other compensation, to authorized dealers that sell Class B shares of the Fund. The combination of the CDSC and the distribution fee facilitates the ability of the Company to sell the Class B shares without a sales charge being deducted at the time of purchase.


    AUTOMATIC CONVERSION TO CLASS A SHARES. After the eighth year following purchase, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution fees. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. Under current tax law, the conversion is not a taxable event to the shareholder.

PURCHASE OF CLASS C SHARES


    Class C shares of the Fund may be purchased at the net asset value per share and such shares are subject to a CDSC at the rate of 1.00% of the lesser of the current market value of the shares redeemed or the total cost of such shares for shares that are redeemed within one year of purchase. The Distributor will generally make payments to the Participating Dealers that handle the purchases of such shares at the rate of up to 1.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers most of its distribution fee, with respect to such shares, under the Rule 12b-1 Plan for such class of shares, as described under "Management of the Company -- Distributor" above. In determining whether a CDSC is payable, and, if so, the amount of the fee or charge, it is assumed that shares not subject to such fee or charge are the first redeemed.


WAIVER OF CDSC


    The CDSC will be waived on the redemption of Class B or Class C shares (i) following the death or initial determination of disability (as defined in the Code) of a shareholder; (ii) certain distributions from an IRA or other retirement plan; (iii) to the extent that shares redeemed have been withdrawn from a Systematic Withdrawal Plan, up to a maximum of 12% per year from a shareholder account based on the value of the account at the time the Withdrawal Plan is established; (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares; or (v) effected pursuant to the right of the Company to liquidate a shareholder's account as described herein under "Redemption of Shares." A shareholder, or their representative, must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver. The shareholder is responsible for providing sufficient documentation to the Transfer Agent to verify the existence of such circumstances. For information on the imposition and waiver of the CDSC, contact Investor Services at 1-800-282-4404.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS


    No initial sales charge or CDSC will be payable on the shares of the Fund or classes thereof purchased through the automatic reinvestment of dividends and distributions on shares of the Fund.


REINSTATEMENT PRIVILEGE OF EACH CLASS


    A shareholder who has redeemed Class A shares of a Participating Fund may reinvest up to the full amount received at net asset value per share at the time of the reinvestment in Class A shares of the Fund without payment of a sales charge. A shareholder who has redeemed Class B shares of a Participating Fund and paid a CDSC upon such redemption may reinvest up to the full amount received upon redemption in Class A shares of the Fund at net asset value per share with no initial sales charge. A Class C shareholder who has redeemed shares of a Participating Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of the Fund with credit given for any CDSC paid upon such redemption. The reinstatement privilege as to any specific Class A, Class B or Class C shares must be exercised within 180 days of the redemption. The Transfer Agent must receive from the shareholder or the shareholder's Participating Dealer both a written request for reinstatement and a check or wire which does not exceed the redemption proceeds. The written request must state that the reinstatement is made pursuant to this reinstatement privilege. If a loss is realized on the redemption of Class A shares, the reinstatement may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinstatement privilege may be terminated or modified at any time. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust for repayment of principal (and interest) on their borrowings. See the Statement of Additional Information for further discussion of waiver provisions.


                              SHAREHOLDER SERVICES

    The Company offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Company at any time.


    INVESTMENT ACCOUNT. Each shareholder has an investment account under which shares are held by Van Kampen Investor Services Inc. ("Investor Services"). Investor Services acts as transfer agent for the Company and performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder will receive statements at least quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to Investor Services.



    SHARE CERTIFICATES. Generally, the Company will not issue share certificates. However, upon written or telephone request to the Company, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Company. A shareholder will be required to surrender such certificates upon redemption or transfer thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Series Fund, Inc. c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.


    REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the applicable Fund. Such shares are acquired at net asset value (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, or in writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Dividends and Distributions."


    AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.



    DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus or by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, elect to have all dividends and other distributions paid on a class of shares of the Company invested into shares of the same class of any Participating Fund so long as a pre-existing account for such class of shares exists for such shareholder. Both accounts must also be of the same type, either non-retirement or retirement. Any two non-retirement accounts can be used. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual.

    If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the portfolio into which distributions would be invested. Distributions are invested into the selected portfolio at its net asset value as of the payable date of the distribution only if shares of such selected portfolio have been registered for sale in the investor's state and are currently available for sale.


    RETIREMENT PLANS. Eligible investors may establish IRAs; SEP; pension and profit sharing plans; 401(k) plans; or Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.



    EXCHANGE PRIVILEGE. Shares of the Fund or any Participating Fund may be exchanged with shares of the same class of another Participating Fund based on the net asset value per share of each fund on the date of exchange, subject to certain limitations. Before effecting an exchange, shareholders in the Company should obtain and read a current prospectus of the Participating Funds into which the exchange is to be made. SHAREHOLDERS MAY ONLY EXCHANGE INTO SUCH OTHER PARTICIPATING FUNDS AS ARE LEGALLY AVAILABLE FOR SALE IN THEIR STATE AND ARE CURRENTLY AVAILABLE FOR SALE.



    To be eligible for exchange, shares of a Fund generally must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of a Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.



    Class A shares of a Participating Fund that generally imposes an initial sales charge are not subject to any sales charge upon exchange into another Participating Fund. Class A shares of a Participating Fund that does not impose an initial sales charge will be subject to the applicable sales charge of the Participating Fund being obtained in the exchange.


    No sales charge is imposed upon the exchange of a Class B share or a Class C share. The CDSC schedule, conversion schedule and holding period applicable to a Class B share or a Class C share acquired through the exchange privilege is determined by reference to the Participating Fund from which such share originally was purchased.

    Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.


    A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at
(800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. See "Redemption of Shares -- Telephone Transaction Procedures" for more information. The exchange will take place at the relative net asset value per share of the shares next determined after receipt of such request with adjustment for any additional sales charge. Any shares exchanged begin earning dividends on the next business day after the exchange is affected. If the exchanging shareholder does not have an account in the Participating Fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or dividend diversification options for the new account, an exchanging shareholder must file a specific written request. The Company reserves the right to reject any order to acquire its shares through exchange. In addition, the Company may restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

    SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. Investors whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the principal, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25.


    The CDSC on Class B and Class C shares is waived for withdrawals under the Systematic Withdrawal Plan of a maximum 1% per month, 3% per quarter, 6% semiannually or 12% annually, of the value of a shareholder's account at the time the Systematic Withdrawal Plan is commenced. Under this CDSC waiver policy, amounts withdrawn each period will be paid by redeeming first shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If shares subject to a CDSC must be redeemed, shares held for the longest period of time will be redeemed first and continuing with shares held the next longest period of time until shares held the shortest period of time are redeemed.


    Under the plan, sufficient shares of the Company are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Company reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.

    AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing to Investor Services or by calling 1-800-282-4404. A shareholder's bank may charge a fee for ACH transfers.


    TRANSFER OF REGISTRATION. You may transfer the registration of any of your Company shares to another person by writing to the Company c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, Missouri 64141-9256. As in the case of redemptions, the written request must be received in "good order" before any transfer can be made. Shares held in broker street name may be transferred only by contacting your Participating Dealer.



    INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.van-kampen.com for further instruction. Van Kampen and its subsidiaries, including Investor Services (collectively, "VK"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, neither VK nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


                              REDEMPTION OF SHARES


    Shareholders may redeem for cash some or all of their shares without charge by the Company (other than, any applicable CDSC) at any time by sending a written request in proper form directly to the Company c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through a Participating Dealer or by calling the Company. See "Purchase of Shares" for a discussion of applicable CDSC levels.


    WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to Investor Services, the redemption request should indicate the number of shares or dollars to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, additional documents may be necessary. The redemption price is the net asset value per share next determined after the request is received by Investor Services in proper form. Payment for shares redeemed will ordinarily be made by check mailed within seven business days after acceptance by Investor Services of the request and any other necessary documents in proper order.


    DEALER REDEMPTION REQUESTS. Shareholders may redeem shares through their securities dealer, who will submit the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value per share next calculated after an order is received, less any applicable CDSC, by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a redemption request prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the redemption request. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days to the dealer.



    TELEPHONE REDEMPTION REQUESTS. The Company permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Company at (800) 287-4404, or (800) 772-8889 for the hearing impaired, to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. See "Telephone Transaction Procedures" for more information. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Company's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., Eastern Time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

    For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address or bank account of record has been changed within 30 days prior to a telephone redemption request. The Company reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.


    REDEMPTION UPON DEATH OR DISABILITY. The Company will waive the CDSC on redemptions following the death or disability of holders of Class B shares and Class C shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Company does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B shares and Class C shares.



    In cases of death or disability, the CDSC on Class B shares and Class C shares will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or the initial determination of disability.


    GENERAL REDEMPTION INFORMATION. If the shares to be redeemed have been recently purchased by check, Investor Services may delay mailing a redemption check or wiring redemption proceeds until it confirms that the purchase check has cleared, usually a period of up to 15 days. In addition, the redemption payment may be delayed or the right of redemption suspended by the Fund pursuant to rules of the SEC.


    The Company may redeem any shareholder account with a value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days' advance written notice of any such involuntary redemption will be given and the shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value per share without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.



    A custodian of a retirement plan account may charge fees based on the custodian's fee schedule. IRA redemption requests should be sent to the IRA custodian to be forwarded to Investor Services. Where Van Kampen Trust serves as IRA custodian, special IRA, 403(b)(7), or Keogh redemption forms must be obtained from and be forwarded to Van Kampen Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information. Reinstatement privileges (as otherwise described under "Purchase of Shares -- Reinstatement Privilege of Each Class" above) also extend to participants in eligible retirement plans held or administered by Van Kampen Trust who repay the principal and interest on their borrowings from such plans.


    FOR SHARES HELD IN BROKER STREET NAME, YOU CANNOT REQUEST REDEMPTION BY TELEPHONE OR BY MAIL; SUCH SHARES MAY BE REDEEMED ONLY BY CONTACTING YOUR PARTICIPATING DEALER.


    TELEPHONE TRANSACTION PROCEDURES. Van Kampen and its subsidiaries, including Investor Services (collectively, "VK"), and the Company employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VK nor the Company will be liable for following instructions which it reasonably believes to be genuine. VK and the Company may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.


                              VALUATION OF SHARES


    Net asset value is calculated separately for each class of shares of the Fund. The net asset value per share of each class of shares of the Fund is determined by dividing the total fair market value of the investments and other assets attributable to such class of shares, less all liabilities attributable to such class of shares, by the total number of outstanding shares of such class of shares. Net asset value per share of the Fund is determined as of the regular close of the NYSE (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. Securities listed on a securities exchange for which market quotations are available are valued at their closing price. If no closing price is available, such securities will be valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers.



    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or, when stock exchange valuations are used, at the closing price, or if that is unavailable, the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used. The "amortized cost" method of valuation does not take into account unrealized gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.


    The value of other assets and securities for which no quotations are readily available (including illiquid and unlisted foreign securities) and those securities for which it is inappropriate to determine prices in accordance with the above procedures are determined in good faith at fair value using methods determined by the Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars at the mean of the bid price and asked price of such currencies against the U.S. Dollar as quoted by a major bank.

                             PORTFOLIO TRANSACTIONS


    The Adviser and the Sub-Adviser select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund. The Adviser and the Sub-Adviser may, consistent with NASD rules, place portfolio orders with qualified broker-dealers who recommend the Fund to their clients or who act as agents in the purchase of shares of the Fund for their clients.


    Subject to the overriding objective of obtaining the best execution of orders, the Adviser and the Sub-Adviser may allocate a portion of the Company's portfolio brokerage transactions to Morgan Stanley & Co. Incorporated ("Morgan Stanley"), an affiliate of the Adviser and the Sub-Adviser, or broker affiliates of Morgan Stanley under procedures adopted by the Board of Directors. For such portfolio transactions, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers for comparable transactions involving similar securities being purchased or sold during a comparable period of time.


    Although the objective of the Fund is not to invest for short-term trading, the Fund will seek to take advantage of trading opportunities as they arise to the extent they are consistent with the Fund's objective. Accordingly, investment securities may be sold from time to time without regard to the length of time they have been held. The Fund anticipates that its annual portfolio turnover rate will not exceed 100% under normal circumstances but market conditions could result in portfolio activity at a greater or lesser rate than anticipated. High portfolio turnover (i.e. 100% or more) involves correspondingly greater transaction costs which will be borne directly by the Fund. In addition, high portfolio turnover may result in more capital gains which would be taxable to the shareholders of the Fund.


                            PERFORMANCE INFORMATION


    The Company may from time to time advertise total return of the Fund. THESE FIGURES WILL BE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows what an investment in the Fund would have earned over a specified period of time (such as one, three, five or ten years) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period. Total return does not take into account any federal or state income tax consequences to shareholders subject to tax. The Company may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc. and Morgan Stanley Capital International.



PERFORMANCE OF INVESTMENT SUB-ADVISER



    The Fund was modeled after a portfolio of the Morgan Stanley Institutional Funds, Inc. ("MSIF") which is currently managed by MSAM. The MSIF Portfolio has substantially the same investment objective, policies and strategies as the Fund. In addition, the Adviser and the applicable Sub-Adviser intend the Fund to be managed by the same personnel and to continue to have closely similar investment strategies, techniques and characteristics as the corresponding MSIF Portfolio. Past investment performance of the MSIF Portfolio, as shown in the table below, may be relevant to your consideration of investment in the Fund. The investment performance of the MSIF Portfolio is not necessarily indicative of future performance of the Fund. Also, the operating expenses of the Fund will be different from, and may be higher than, the operating expenses of the MSIF Portfolio. The investment performance of the MSIF Portfolio is provided merely to indicate the experience of the Sub-Adviser in managing similar investment portfolios.



    The data set forth below under the heading "Return With Sales Charge" is adjusted to reflect the Fund's projected operating expenses and (i) with respect to the Class A shares, to take into account a maximum 5.75% initial sales charge applicable to purchases of Class A shares of the Fund, (ii) with respect to Class B shares, to take into account the applicable CDSC that is imposed if Class B shares of the Fund are redeemed within the year of their purchase indicated and (iii) with respect to the Class C shares, to take into account a 1.00% CDSC that is imposed if Class C shares of the Fund are redeemed within one year of their purchase. The data set forth below under the heading "Return Without Sales Charge" is adjusted to reflect the Fund's projected operating expenses and not adjusted to take into account such sales charges.

              TOTAL RETURN FOR THE MSIF EUROPEAN EQUITY PORTFOLIO
                     (A SEPARATE MUTUAL FUND FROM THE FUND)
                       FOR THE PERIOD ENDED JUNE 30, 1998
  (ADJUSTED TO REFLECT PROJECTED OPERATING EXPENSES AND, WHERE INDICATED, THE
                           SALES CHARGES OF THE FUND)


RETURN WITH
SALES CHARGE               1 YEAR   3 YEARS   5 YEARS   SINCE INCEPTION(1)
-------------------------  ------   -------   -------   -------------------
Class A (of 5.75%).......   19.73%   18.93%    20.38%            20.60%
Class B (of 5.00%).......   21.28%   20.09%    21.32%            21.63%
Class C (of 1.00%).......   25.28%   20.78%    21.46%            21.63%


RETURN WITHOUT
SALES CHARGE
-------------------------
Class A..................   27.03%   21.30%    21.81%            21.97%
Class B..................   26.28%   20.78%    21.46%            21.63%
Class C..................   26.28%   20.78%    21.46%            21.63%


------------------------


(1) Commenced Operations on April 23, 1993.



    The past performance of the MSIF European Equity Portfolio is no guarantee of the future performance of the Fund.


                          DIVIDENDS AND DISTRIBUTIONS


    Shareholders will automatically be credited with all dividends and distributions in additional shares at net asset value, without payment of any sales charge of the Fund, except that, upon written notice to the Company or by checking off the appropriate box in the account application form, a shareholder may elect to receive dividends and/or distributions in cash.



    The Fund expects to distribute substantially all of its net investment income in the form of annual dividends. The Fund expects to distribute net realized gains, if any, annually. Confirmations of the purchase of shares of the Fund through the automatic reinvestment of income dividends and capital gains distributions will be provided, pursuant to Rule 10b-10(b) under the Securities Exchange Act of 1934, as amended, on the next quarterly client statement following such purchase of shares. Consequently, confirmations of such purchases will not be provided at the time of completion of such purchases, as might otherwise be required by Rule 10b-10.



    Any undistributed net investment income and undistributed realized gains increase the Fund's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" or "ex-distribution" date, the net asset value per share excludes the dividend or distribution (i.e., is reduced by the per share amount of the dividend or distribution). Dividends and distributions paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders subject to tax.


    Expenses of the Company allocated to a particular class of shares of the Fund will be borne on a pro rata basis by each outstanding share of that class.

                                     TAXES


TAX STATUS OF THE FUND



    The following summary of certain federal income tax consequences is based on current federal income tax laws and regulations, which may be changed by legislative, judicial or administrative action, possibly with retroactive effect. See also the tax sections in the Statement of Additional Information.



    No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

    The Fund is generally treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to the Fund separately, rather than to the Company as a whole. Accordingly, net long-term and short-term capital gains, net income and operating expenses will be determined separately for the Fund.



    The Fund intends to qualify for and to elect the special tax treatment afforded "regulated investment companies" ("RICs") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss, less any available capital loss carryforward) which is distributed to its shareholders.



DISTRIBUTIONS AND DISPOSITIONS



    The Fund distributes substantially all of its net investment income (including, for this purpose, net short-term capital gain) to its shareholders. Dividends paid by the Fund from its net investment income will be taxable to the shareholders of the Fund as ordinary income, whether received in cash or in additional shares, if the shareholder is subject to tax. Dividends paid by the Fund attributable to dividends received with respect to shares of domestic corporations may qualify for the dividends-received deduction for corporations.



    Distributions of net capital gains ("capital gain dividends") are taxable to shareholders subject to tax as long-term capital gains, regardless of how long the shareholder has held the Fund's shares. Capital gain dividends are not eligible for the corporate dividends-received deduction. The Fund will make annual reports to shareholders of the federal income tax status of all distributions. See the discussion below for a summary of the tax rates applicable to capital gains (including capital gain dividends).



    The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and net capital gains prior to the end of each calendar year to continue to qualify as an RIC under the Code and to avoid liability for federal income and excise taxes.



    Dividends and other distributions declared by the Fund in October, November or December that are payable as of a record date in such month and are paid at any time during January of the following year are treated as having been paid by the Fund and received by the shareholders on December 31st of the year in which they are declared.



    The sale, exchange or redemption of shares may result in taxable gain or loss to the selling, exchanging or redeeming shareholder, depending upon whether the fair market value of the sale, exchange or redemption proceeds exceeds or is less than the shareholder's adjusted tax basis in the sold, exchanged or redeemed shares. If capital gain dividends have been paid with respect to shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of such capital gain dividends. Shareholders may also be subject to state and local taxes on distributions from the Fund.



    The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is at 35%.



    THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS AND SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.


                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK


    The Company was organized as a Maryland corporation on August 14, 1992 under the name Morgan Stanley Fund, Inc. On July 14, 1998, the Company adopted its current name. The Amended Articles of Incorporation currently permit the Company to issue 28.5 billion shares of common stock, par value $.001 per share. Pursuant to the Company's By-Laws, the Board of Directors may increase the number of shares the Company is authorized to issue without the approval of the shareholders of the Company. The Board of Directors has the power to designate one or more classes of shares of common stock and to classify and reclassify any unissued shares with respect to such classes.

    The shares of the Fund, when issued, will be fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Except as described herein, the shares have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Under Maryland law, the Company is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act.


REPORTS TO SHAREHOLDERS

    The Company will send to its shareholders annual and semi-annual reports; the financial statements appearing in annual reports are audited by independent accountants.

    In addition, the Company or Investor Services will send to each shareholder having an account directly with the Company a quarterly statement showing transactions in the account, the total number of shares owned, and any dividends or distributions paid. In addition, when a transaction occurs in a shareholder's account, the Company or Investor Services will send the shareholder a confirmation statement showing the same information.

CUSTODIAN

    Domestic securities and cash are held by Chase, which is not an affiliate of the Adviser, the Sub-Adviser or the Distributor. Morgan Stanley Trust Company, Brooklyn, New York ("Morgan Stanley Trust"), acts as the Company's custodian for foreign assets held outside the United States and employs subcustodians who were approved by the Directors of the Company in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. Morgan Stanley Trust may also hold certain domestic assets for the Company. Morgan Stanley Trust is an affiliate of the Adviser, the Sub-Adviser and the Distributor. For more information on the custodians, see "General Information -- Custody Arrangements" in the Statement of Additional Information.

DIVIDEND DISBURSING AND TRANSFER AGENT

    Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, Missouri 64141-9256, acts as dividend disbursing and transfer agent for the Company.

INDEPENDENT ACCOUNTANTS


    PricewaterhouseCoopers LLP, 200 East Randolph Drive, Chicago, Illinois 60601, serves as independent accountants for the Company and audits its annual financial statements.

--------------------------------------------------------------------------------


                                   VAN KAMPEN
                              EUROPEAN EQUITY FUND


                                 A PORTFOLIO OF
                          VAN KAMPEN SERIES FUND, INC.

        ----------------------------------------------------------------

                                   PROSPECTUS


                               SEPTEMBER 30, 1998



                                     [LOGO]

--------------------------------------------------------------------------------

                              P R O S P E C T U S

     ----------------------------------------------------------------------

                        VAN KAMPEN GLOBAL FRANCHISE FUND

                               A PORTFOLIO OF THE


                          VAN KAMPEN SERIES FUND, INC.
                  P.O. BOX 418256, KANSAS CITY, MISSOURI 64141



                      FOR INFORMATION CALL 1-800-282-4404


                               ------------------


    Van Kampen Series Fund, Inc. (the "Company") is an open-end management investment company, or mutual fund, which consists of twenty-three investment portfolios. This prospectus (the "Prospectus") describes the Class A, Class B and Class C shares of one of the Company's portfolios, Van Kampen Global Franchise Fund (the "Fund"). The Fund's investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund will invest primarily in equity securities of publicly traded issuers located in the United States and other countries that, in the judgment of the Fund's investment adviser, have resilient business franchises and growth potential. There can be no assurance that the Fund's investment objective will be achieved.



    The Fund is designed to make available to retail investors the expertise of Van Kampen Investment Advisory Corp. as an investment adviser (the "Adviser") and administrator (the "Administrator"), and the Adviser's affiliates, including Morgan Stanley Asset Management Inc. as a sub-adviser ("MSAM" or a "Sub-Adviser") to the Fund and Van Kampen Funds Inc. as the Fund's distributor (the "Distributor"). Shares are available through the Distributor and investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services ("Participating Dealers").



    This Prospectus is designed to set forth concisely the information about the Fund that a prospective investor should know before investing and it should be retained for future reference. Additional information about the Company is contained in a "Statement of Additional Information," dated September 30, 1998, which is incorporated herein by reference. The Company offers other portfolios which are described in other prospectuses. The Statement of Additional Information and the prospectuses pertaining to the other portfolios of the Company are available upon request and without charge by writing or calling the Company at the address and telephone number set forth above. The Statement of Additional Information and other materials regarding the Company have been filed with the Securities and Exchange Commission and are available at the Commission's internet web site (http://www.sec.gov).


    THE COMPANY'S SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR DEPOSITORY INSTITUTION, OR ANY OF ITS AFFILIATES OR CORRESPONDENTS. THE COMPANY'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE COMPANY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED
     UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                    TO THE CONTRARY IS A CRIMINAL OFFENSE.


               THE DATE OF THIS PROSPECTUS IS SEPTEMBER 30, 1998

                               TABLE OF CONTENTS



                                                                                                                PAGE
                                                                                                                -----
Prospectus Summary.........................................................................................           3
Fund Expenses..............................................................................................           5
Investment Objective and Policies..........................................................................           8
Additional Investment Information..........................................................................           9
Investment Limitations.....................................................................................          16
Management of the Company..................................................................................          16
Purchase of Shares.........................................................................................          19
Shareholder Services.......................................................................................          26
Redemption of Shares.......................................................................................          29
Valuation of Shares........................................................................................          31
Portfolio Transactions.....................................................................................          31
Performance Information....................................................................................          32
Dividends and Distributions................................................................................          32
Taxes......................................................................................................          32
General Information........................................................................................          33



    NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

                               PROSPECTUS SUMMARY

THE FUND


    Van Kampen Global Franchise Fund (the "Fund") is a separate investment portfolio of the Van Kampen Series Fund, Inc., an open-end management investment company.


INVESTMENT OBJECTIVE

    The Fund's investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund's investment objective will be achieved.

INVESTMENT PRACTICES


    The Fund seeks to achieve its investment objective by investing, under normal market conditions primarily in equity securities (i.e., common stocks, preferred stocks, securities convertible into common stocks, rights and warrants to subscribe for or purchase common stocks and other securities evidencing equity interests) of publicly traded issuers located in the United States and other countries that, in the judgment of the Adviser, have resilient business franchises and growth potential.



    The franchise focus of the Fund is based on the Adviser's belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) of issuers are difficult to create and replicate (unlike many physical assets) and that carefully selected franchise companies can yield above average potential for long-term capital appreciation. The Fund seeks to invest in companies identified by the Adviser with resilient business franchises, strong cash flows, modest capital requirements, capable managements and growth potential selected on a global basis with a strong bias towards value. The Adviser uses a "bottom up" strategy emphasizing individual security selection. The Adviser relies on its research capabilities, analytical resources and judgement to identify and monitor franchise businesses meeting the Adviser's investment program.


RISK FACTORS


    The investment policies of the Fund entail certain risks and considerations of which an investor should be aware. The Fund's Adviser believes that the number of issuers with strong business franchises may be limited, and accordingly, the Fund's portfolio may consist of less holdings than a fund without such a specifically defined investment program. While the Fund's investments generally will be diversified among a number of issuers and industries, the Fund may invest up to 5% of its total assets in selected issuers (and, subject to certain limitations, more than 5% of its total assets in selected issuers) and may invest up to 25% of its assets in a single industry. By investing more of its assets in fewer issuers or industries, the Fund will be subject to greater risks and price volatility impacting individual issuers or industries than a Fund which does not employ such a practice. The Fund invests primarily in equity securities, which are subject to market risks that may cause their prices to fluctuate over time. The Fund may invest in securities which are convertible upon various terms and conditions into equity securities. The Fund will invest in securities of foreign issuers which are subject to certain risks not typically associated with domestic securities. The Fund may invest in securities of issuers located in developing countries and traded in emerging markets which may impose additional risks. See "Additional Investment Information -- Foreign Investment" for more information. To limit its exposure to, and the risks associated with investing in securities denominated in, currencies other than U.S. dollars, the Fund may invest in forward foreign currency exchange contracts, and may invest in foreign currency exchange futures and options. The Fund may invest in small- to medium-sized corporations, which are more vulnerable to financial risks and other risks than larger corporations, and therefore may involve a higher degree of risk and price volatility than investments in the securities of larger corporations. The Fund may invest, to a limited extent, in non-publicly traded securities. In addition, the Fund may invest in derivatives, which include options, futures and options on futures and swaps and the Fund may invest in repurchase agreements, lend its portfolio securities and purchase securities on a when-issued or delayed delivery basis and borrow for purposes of leverage, invest in reverse repurchase agreements and engage in short selling.


    The Fund's share price and investment return fluctuate, and a shareholder's investment when redeemed may be worth more or less than his original cost. Each of these investment strategies involves specific risks which are described under "Investment Objective and Policies" and "Additional Investment Information" herein and under "Investment Objectives and Policies" in the Statement of Additional Information.

HOW TO INVEST


    The Class A, Class B and Class C shares of the Fund are designed to provide investors a choice of three ways to pay distribution costs. Class A shares of the Fund are offered at net asset value per share plus a maximum initial sales charge of 5.75%, which initial sales charge may be reduced on certain larger purchases or when combining purchases with the investor's aggregate investments in the Participating Funds (as defined within the Prospectus). Class B and Class C shares of the Fund are offered at net asset value per share. Class B shares are subject to a contingent deferred sales charge ("CDSC") for redemptions within five years of purchase and are subject to higher annual distribution-related expenses than the Class A shares. Class C shares are also subject to a CDSC for redemptions within one year of purchase and are subject to higher annual distribution-related expenses than the Class A shares. See "Purchase of Shares" for a discussion of reduction or waiver of sales charges, which are available for certain investors. Share purchases may be made through the Distributor, through Participating Dealers or by sending payments directly to the Company. The minimum initial investment is $500 for each class of the Fund, except that the minimum initial investment amount is reduced for certain categories of investors. The minimum for subsequent investments is $25 for each class of the Fund, except that there is no minimum for automatic reinvestment of dividends and distributions. See "Purchase of Shares."


HOW TO REDEEM


    Shares of the Fund may be redeemed at any time at the net asset value per share (less any applicable CDSC) of the Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See "Redemption of Shares."



INVESTMENT ADVISERS



    Van Kampen Advisory Corp. is the Fund's investment adviser (the "Adviser"). Morgan Stanley Asset Management Inc. provides sub-advisory services to the Adviser (the "Sub-Adviser").



DISTRIBUTOR



    Van Kampen Funds Inc. (the "Distributor") distributes the Fund's shares.

                                 FUND EXPENSES


    The following table illustrates all expenses and fees that a shareholder of the Fund may incur:



                                                                     CLASS A       CLASS B           CLASS C
                                                                    ---------  ----------------  ----------------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price).............................  5.75%(1)         None              None
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price).............................    None           None              None
Maximum Deferred Sales Charge (as a percentage of the lesser of
  original purchase price or redemption proceeds).................   None(2)    Year 1--5.00%     Year 1--1.00%
                                                                                Year 2--4.00%      After--None
                                                                                Year 3--3.00%
                                                                                Year 4--2.50%
                                                                                Year 5--1.50%
                                                                                 After--None
Redemption fees (as a percentage of amount redeemed)..............    None           None              None
Exchange fees.....................................................    None           None              None


--------------


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares."



(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on redemptions made within one year of the purchase. See "Purchase of Shares."

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)                                            CLASS A    CLASS B    CLASS C
                                                                                        ---------  ---------  ---------
Investment Advisory Fee(1)............................................................    1.00%      1.00%      1.00%
12b-1 Distribution and Service Fees(2)................................................    0.25%      1.00%      1.00%
Other Expenses(1).....................................................................    0.54%      0.54%      0.54%
Total Operating Expenses(1)...........................................................    1.79%      2.54%      2.54%


------------------


(1) The expenses and fees for the Fund are based on advisory agreements, 12b-1 plans and estimates of other expenses for the current fiscal year because the Fund had not commenced investment operations as of the date of this Prospectus. During the Fund's current fiscal year, the Adviser has agreed to waive a portion of its advisory fees and/or to reimburse a portion of expenses of the Fund, if necessary, so that the Fund's total annual operating expenses, as a percentage of average daily net assets, do not exceed 1.80%, 2.55% and 2.55% for Class A, Class B and Class C shares, respectively. After the Fund's current fiscal year, the Adviser in its discretion may terminate voluntary fee waivers and/or reimbursements at any time. For further information on Fund expenses, see "Management of the Company."



(2) Of the 12b-1 distribution and service fees for the Class A shares, 0.25% represents a shareholder services fee, and for the Class B shares and the Class C shares, 0.75% represents a distribution fee and 0.25% represents a shareholder services fee. See "Management of the Company -- Distributor." Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").



    The purpose of the above table is to assist the investor in understanding the various expenses that an investor in the Fund will bear directly or indirectly.

    The following examples illustrate the expenses that you would pay on a $1,000 investment, assuming a 5% annual rate of return, reinvestment of all dividends and distributions, and redemption at the end of each time period as indicated, in (i) Class A shares of each Fund, including the maximum 5.75% initial sales charge, (ii) Class B shares of each Fund, which have a CDSC, but no initial sales charge and (iii) Class C shares of the Fund, which have a CDSC, but no initial sales charge.



                                               FUND
                                            -----------
Class A shares
    1 Year................................   $   65(1)
    3 Years...............................      101
Class B shares
 (Assuming complete redemption at end of
 period)
    1 Year................................       76
    3 Years...............................      109
 (Assuming no redemption)
    1 Year................................       26
    3 Years...............................       79
Class C shares
 (Assuming complete redemption immediately
 prior to the end of period)
    1 Year................................       36
    3 Years...............................       79
 (Assuming no redemption)
    1 Year................................       26
    3 Years...............................       79


--------------

(1) The example reflects Class A shares sold subject to the maximum 5.75% initial sales charge. Certain large purchases may be subject to a reduced initial sales charge. Purchases of Class A shares of the Fund which, when combined with the value of the purchaser's existing investments in Class A shares of the Participating Funds, aggregate to $1 million or more are not subject to an initial sales charge but a CDSC of 1.00% will be imposed on such shares that are redeemed within one year following such purchase.


    THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                       INVESTMENT OBJECTIVE AND POLICIES


    The investment objective of the Fund is to seek long-term capital appreciation. The Fund's investment objective is a fundamental policy which may not be changed by the Fund without the approval of a majority of the Fund's outstanding voting securities. There can be no assurance that the Fund's investment objective will be attained.


    The Fund seeks to achieve its investment objective by investing, under normal market conditions, primarily in equity securities (i.e., common stocks, preferred stocks, securities convertible into common stocks, rights and warrants to subscribe for or purchase common stocks and other securities evidencing equity interests) of publicly traded issuers located in the United States and other countries that, in the judgment of the Adviser, have resilient business franchises and growth potential.



    The franchise focus of the Fund is based on the Adviser's belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) of issuers are difficult to create and replicate (unlike many physical assets) and that carefully selected franchise companies can yield above average potential for long-term capital appreciation. The Fund seeks to invest in companies identified by the Adviser with resilient business franchises, strong cash flows, modest capital requirements, capable managements and growth potential selected on a global basis with a strong bias towards value. The Adviser uses a "bottom up" strategy emphasizing individual security selection. The Adviser relies on its research capabilities, analytical resources and judgement to identify and monitor franchise businesses meeting the Adviser's investment program.



    The Fund's Adviser believes that the number of issuers with strong business franchises may be limited, and accordingly, the Fund's portfolio may consist of less holdings than a fund without such a specifically defined investment program. While the Fund's investments generally will be diversified among a number of issuers and industries, the Fund may invest up to 5% of its total assets in selected issuers (and, subject to certain limitations, more than 5% of its total assets in selected issuers) and may invest up to 25% of its assets in a single industry. By investing more of its assets in fewer issuers or industries, the Fund will be subject to greater risks and price volatility impacting individual issuers or industries than a Fund which does not employ such a practice.



    Under normal market conditions, at least 65% of the Fund's total assets will be invested in securities of issuers located in at least three different countries. Such equity securities may be denominated in currencies other than the U.S. dollar. The Fund is not subject to any other limitations on the portion of its assets which may be invested in any one country or any one jurisdiction. To the extent the Fund does invest more of its assets in a single country, the Fund will be subject to greater risks impacting such country than a fund which maintains broad country diversity. The Fund may invest in sponsored or unsponsored American, global or other types of depositary receipts. The Fund may invest in securities of issuers located in developing countries and traded in emerging markets; such securities pose greater risks than securities of issuers located in developed countries and traded in more established markets. To limit its exposure to, and the risks associated with investing in securities denominated in, currencies other than U.S. dollars, the Fund may engage in forward foreign currency exchange transactions and may invest in foreign currency exchange futures and options. See also "Additional Investment Information -- Foreign Investment," "Additional Investment Information -- Forward Foreign Currency Exchange Contracts" and "Additional Investment Information -- Depositary Receipts" below.



    The Fund may invest in securities of large, medium or small capitalization companies without limitation provided the company meets the Fund's other investment criteria. Investments in medium or smaller companies often may involve a higher degree of market risk and price volatility than investments in larger companies. Although the Fund intends to invest primarily in listed securities, the Fund may also invest in securities traded in over-the counter markets or, to a limited extent, in non-publicly traded securities. The Fund may also invest in derivatives, which include options, futures and options on futures and swaps, and may borrow for investment purposes. The Fund may also lend its portfolio securities.



    Pending investment or for liquidity, the Fund may invest in cash, money market instruments or high quality, short-term debt securities. During periods in which the Adviser believes changes in economic or financial conditions make it advisable, the Fund may, for temporary defensive purposes, invest a portion or all of its assets in money market instruments or certain short- and medium-term debt securities that the Adviser believes to be of high quality or hold cash.

    For further information about the foregoing and certain additional investment practices of the Fund, see "Additional Investment Information" below.


    YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem". The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact upon the Fund. In addition, the Year 2000 Problem may adversely affect the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund.


                       ADDITIONAL INVESTMENT INFORMATION

BORROWING AND OTHER FORMS OF LEVERAGE


    The Fund may borrow for investment purposes amounts up to 33 1/3% of its total assets (including amounts borrowed, less all liabilities and indebtedness other than borrowing). The Fund is authorized to borrow an additional 5% of its total assets as a temporary measure for extraordinary or emergency purposes.


    Borrowings create leverage, which is a speculative characteristic. Although the Fund is authorized to borrow, it will do so only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of the borrowing and the likely investment returns on the securities purchased with borrowed monies. The extent to which the Fund will borrow will depend upon the availability of credit. No assurance can be given that the Fund will be able to borrow on terms acceptable to the Fund and the Adviser.

    Leveraging magnifies changes in the net asset value of the shares and in the yield on the Fund's portfolio. Borrowing will create interest expenses for the Fund which can exceed the income from the assets obtained with the proceeds. To the extent the income derived from securities purchased with funds obtained through borrowing exceeds the interest and other expenses that the Fund will have to pay in connection with such borrowing, the Fund's net income will be greater than if the Fund did not borrow. Conversely, if the income from the assets obtained through borrowing is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if the Fund did not borrow, and therefore the amount available for distribution to shareholders will be reduced.

    The Fund expects that all of its borrowings will be made on a secured basis. The Fund's custodians will either segregate the assets securing the Fund's borrowing for the benefit of the Fund's lenders or arrangements to segregate such assets will be made with a suitable sub-custodian, which may be a lender. If the assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund's shareholders, and the terms of the Fund's borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of securities and instruments that the Fund would otherwise purchase.

CONVERTIBLE SECURITIES, WARRANTS AND EQUITY-LINKED SECURITIES

    The Fund may invest in convertible securities, preferred stock, warrants or other securities exchangeable under certain circumstances for shares of common stock. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

    The Fund may invest in equity-linked securities which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. Trading prices of the underlying common stock will be influenced by the issuer's operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market which is fairly developed and liquid. The market for such securities may be shallow, however, and high volume trades may be possible only with discounting. In addition to the foregoing risks, the return on such securities depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other lender. The creditworthiness of such third party issuer of equity-linked securities may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using equity-linked securities over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using equity-linked securities is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

DEPOSITARY RECEIPTS

    The Fund may invest in depositary receipts, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts, to the extent such depositary receipts are available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of depositary receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.


    Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipt. The depositary of an unsponsored depositary receipt is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored depositary receipt voting rights with respect to the deposited securities or pool of securities. Depositary receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    The Fund may enter into forward foreign currency exchange contracts ("forward contracts"). Forward contracts provide for the purchase or sale of an amount of a specified foreign currency at a future date. Purposes for which such contracts may be used include protecting against a decline in a foreign currency against the U.S. Dollar between the trade date and settlement date when the Fund purchases or sells securities, locking in the U.S. Dollar value of dividends declared on securities held by the Fund and generally protecting the U.S. Dollar value of securities held by the Fund against exchange rate fluctuations. While such forward contracts may limit losses to the Fund as a result of exchange rate fluctuations, they will also limit any exchange rate gains that might otherwise have been realized.

FOREIGN INVESTMENT

    The Fund will invest in securities of foreign issuers. Investment in securities of foreign issuers, especially in securities of issuers in emerging countries, involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing, and financial and other reporting standards and requirements comparable to those applicable to domestic companies. Therefore, disclosure of certain material information may not be made and less information may be available to investors investing in foreign countries than in the United States. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than United States national securities exchanges, and securities of some foreign issuers are less liquid and subject to greater price volatility than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies. Additional risks include future adverse political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits, and the possible adoption of foreign governmental restrictions such as exchange controls. Emerging countries may have less stable political environments than more developed countries. Also, it may be more difficult to obtain a judgment in a court outside the United States.


    Investments in securities of foreign issuers are frequently denominated in foreign currencies, and the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies. Therefore, the value of the Fund's assets measured in U.S. Dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. The Fund will also incur certain costs in connection with conversions between various currencies.

INVESTMENT COMPANY SECURITIES

    The Fund may invest in securities of another open-end or closed-end investment company, by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations or as may otherwise be permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Fund itself.

LOANS OF PORTFOLIO SECURITIES


    The Fund may lend its portfolio securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest. The Fund will not enter into securities loan transactions exceeding in the aggregate 33 1/3% of the market value of the Fund's total assets. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower of the portfolio securities fail financially.


MONEY MARKET INSTRUMENTS


    The Fund is permitted to invest in money market instruments pending other investment, prior to settlement of portfolio transactions, for liquidity and for temporary defensive purposes. The money market investments permitted for the Fund include obligations of the U.S. Government, its agencies and instrumentalities, obligations of foreign sovereignties, other debt securities, including high-grade commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit).


NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES


    The Fund may invest in securities that are neither listed on a stock exchange nor traded over the counter. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the laws of one or more jurisdictions before being resold, the Fund may be required to bear this expense of registration. The Fund may not invest more than 15% of its net assets in illiquid securities which generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"); however, securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by, and subject to the supervision of, the Board of Directors are not subject to the limitation on illiquid securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, availability of reliable pricing information, the number of dealers making quotes or making a market in the security and the number of potential purchasers in the market for the security. To the extent that qualified institutional buyers become uninterested in buying 144A Securities, then such securities in the Fund's portfolio could increase the Fund's level of illiquidity.


REPURCHASE AGREEMENTS


    The Fund may enter into repurchase agreements with brokers, dealers, banks or other financial institutions that meet the credit guidelines of the Company's Board of Directors. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week and never exceeds one year. A repurchase agreement may be viewed as a fully collateralized loan of money by the Fund to the seller. The Fund always receives securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited. Repurchase agreements with durations (or maturities) over seven days in length are considered to be illiquid securities.


REVERSE REPURCHASE AGREEMENTS


    The Fund may enter into reverse repurchase agreements with brokers, dealers, banks or other financial institutions that meet credit guidelines of the Company's Board of Directors. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. The Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Fund will maintain with an appropriate custodian a separate account with a segregated portfolio of cash or liquid assets in an amount at least equal to its purchase obligations under these agreements (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Fund's net asset value. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision.


SHORT SALES

    The Fund may from time to time sell securities short without limitation, although the Fund does not intend to sell securities short on a regular basis. A short sale is a transaction in which the Fund sells securities it either owns or has the right to acquire at no added cost (i.e., "against the box") or it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When the Fund makes a short sale of borrowed securities, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, the Fund will need to arrange through a broker to borrow the securities and, in doing so, the Fund will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.


    The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or liquid assets. In addition, the Fund will place in a segregated account with an appropriate custodian an amount of cash or liquid assets equal to the difference, if any, between (1) the market value of the securities sold, and (2) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    The Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment, and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. It is the current policy of the Fund not to enter into when-issued commitments or delayed delivery securities exceeding, in the aggregate, 15% of the Fund's net assets other than obligations created by these commitments.

ZERO COUPONS; PAY-IN-KIND; DEFERRED PAYMENT SECURITIES

    The Fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." Because the Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. The Fund accrues income with respect to these securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

DERIVATIVE INSTRUMENTS

    The Fund is permitted to invest in various derivative instruments for both hedging and non-hedging purposes. Derivative instruments include options, futures and options on futures, structured notes, caps, floors, collars and swaps. Additionally, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objectives of the Fund. The Fund will limit its use of derivative instruments for non-hedging purposes to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivative instruments. In addition, the Fund will not enter into futures contracts and options on futures contracts to the extent that the notional value of its outstanding obligations to purchase securities under such contracts would exceed 20% of its total assets. The Fund's investments in forward foreign currency contracts and derivatives used for hedging purposes are not subject to the limits described above.

    The Fund may use derivatives instruments under a number of different circumstances to further its investment objective. The Fund may use derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives. For example, the Fund may purchase derivatives to quickly gain exposure to a market in response to changes in the Fund's investment strategy, or upon the inflow of investable cash or when the derivative provides greater liquidity than the underlying securities market. The Fund may also use derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. Derivatives may also be used by the Fund for hedging purposes and in other circumstances when the Fund's Adviser believes it advantageous to do so consistent with the Fund's investment objective.

    Some of the derivative instruments in which the Fund may invest and the risks related thereto are described in more detail below.

    CAPS, FLOORS AND COLLARS. The Fund may invest in caps, floors and collars, which are instruments analogous to options transactions described below. In particular, a cap is the right to receive the excess of a reference rate over a given rate and is analogous to a put option. A floor is the right to receive the excess of a given rate over a reference rate and is analogous to a call option. Finally, a collar is an instrument that combines a cap and a floor. That is, the buyer of a collar buys a cap and writes a floor, and the writer of a collar writes a cap and buys a floor. The risks associated with caps, floors and collars are similar to those associated with options. In addition, caps, floors and collars are subject to risk of default by the counterparty because they are privately negotiated instruments.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and sell futures contracts and options on futures contracts, including, but not limited to, securities index futures, foreign currency exchange futures, interest rate futures and other financial futures. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, instrument or basket thereof, at a specific future date and at a specified price. An option on a futures contract is a legal contract that gives the holder the right to buy or sell a specified amount of futures contracts at a fixed or determinable price upon the exercise of the option.


    The Fund may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or purchase securities index futures in order to gain market exposure. Subject to applicable laws, the Fund may engage in transactions in securities index futures contracts (and options thereon) which are traded on a recognized securities or futures exchange, or may purchase or sell such instruments in the over-the-counter market. There currently are limited securities index futures and options on such futures in many countries, particularly emerging markets countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets.


    The Fund may engage in transactions involving foreign currency exchange futures contracts. Such contracts involve an obligation to purchase or sell a specific currency at a specified future date and at a specified price. The Fund may engage in such transactions to hedge their respective holdings and commitments against changes in the level of future currency rates or to adjust their exposure to a particular currency.

    The Fund may engage in transactions in interest rate futures transactions. Interest rate futures contracts involve an obligation to purchase or sell a specific debt security, instrument or basket thereof at a specified future date at a specified price. The value of the contract rises and falls inversely with changes in interest rates. The Fund may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates.

    Financial futures are futures contracts relating to financial instruments, such as U.S. Government securities, foreign currencies and certificates of deposit. Such contracts involve an obligation to purchase or sell a specific security, instrument or basket thereof at a specified future date at a specified price. Like interest rate futures contracts, the value of financial futures contracts rises and falls inversely with changes in interest rates. The Funds may engage in financial futures contracts for hedging and non-hedging purposes.

    Under rules adopted by the Commodity Futures Trading Commission, the Fund may enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of the Fund's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-hedging activities.

    Gains and losses on futures contracts and options thereon depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of investments held by the Fund and the prices of futures and options relating to investments purchased or sold by the Fund, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position. The risk that the Fund will be unable to close out a futures position or options contract will be minimized by entering into futures contracts or options transactions for which there appears to be a liquid exchange or secondary market. The risk of loss in trading on futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing.

    OPTIONS TRANSACTIONS. The Fund may seek to increase its returns or may hedge its portfolio investments through options transactions with respect to (i) securities, instruments, indices or baskets thereof in which the Fund may invest and (ii) foreign currencies. Purchasing a put option gives the Fund the right to sell a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the option. Purchasing a call option gives the Fund the right to purchase a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the option.

    The Fund also may write (i.e., sell) put and call options on investments held in its portfolio, as well as with respect to a foreign currency. The Fund that has written an option receives a premium, which increases the Fund's return on the underlying security or instrument in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security or instrument above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. The Fund may only write options that are "covered." A covered call option means that so long as the Fund is obligated as the writer of the option, it will earmark or segregate sufficient liquid assets to cover its obligations under the option or own (i) the underlying security or instrument subject to the option, (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the security or instrument subject to the option, or (iii) a call option on the same underlying security with a strike price no higher than the price at which the underlying instrument was sold pursuant to a short option position.

    By writing (or selling) a put option, the Fund incurs an obligation to buy the security or instrument underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election. The Fund may also write options that may be exercisable by the purchaser only on a specific date. The Fund that has written a put option will earmark or segregate sufficient liquid assets to cover its obligations under the option or will own a put option on the same underlying security with an equal or higher strike price.


    The Fund may engage in transactions in options which are traded on recognized exchanges or over-the-counter. There currently are limited options markets in many countries, particularly emerging markets countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of such option markets. The primary risks associated with the use of options are (i) imperfect correlation between the change in market value of investments held, purchased or sold by the Fund and the prices of options relating to such investments; and (ii) possible lack of a liquid secondary market for an option.



    STRUCTURED NOTES. Structured Notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Fund may use structured notes to tailor its investments to the specific risks and returns the Adviser is willing to accept while avoiding or reducing certain other risks.


    SWAPS -- SWAP CONTRACTS. Swaps and Swap Contracts are derivatives in the form of a contract or other similar instrument in which two parties agree to exchange the returns generated by a security, instrument, basket thereof or index for the returns generated by another security, instrument, basket thereof or index. The payment streams are calculated by reference to a specific security, instrument, basket thereof or index and an agreed upon notional amount. The relevant indices include but are not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

    The Fund will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two returns. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. The Fund will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Company's Board of Directors.

    Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swaps market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swaps market has become relatively liquid. Swaps that include caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than "traditional" swaps.

    The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

                             INVESTMENT LIMITATIONS


    The Fund is a diversified investment company under the 1940 Act, and, therefore, with respect to 75% of its assets: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. The Fund also intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended ("the Code"), for qualification as a regulated investment company.


    The Fund also operates under certain investment restrictions that are deemed fundamental policies and may be changed only with the approval of the holders of a majority of the Fund's outstanding shares. See "Investment Limitations" in the Statement of Additional Information. In addition, the Fund operates under certain non-fundamental investment limitations as described in the Statement of Additional Information.

                           MANAGEMENT OF THE COMPANY


    INVESTMENT ADVISER. Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser") and administrator (the "Administrator") of the Fund. The Adviser provides investment advice and portfolio management services pursuant to an advisory agreement (the "Advisory Agreement") and, subject to the supervision of the Company's Board of Directors, makes the Fund's investment decisions, arranges for the execution of portfolio transactions and generally manages the Funds' investments. The Advisory Agreement also provides that the Adviser may appoint sub-advisers to perform these portfolio management responsibilities. See "Investment Sub-Adviser" below. The Adviser is entitled to receive an aggregate advisory fee computed daily and paid monthly at the annual rate applied to the Fund's average net assets as follows:



1.00%...................  First $500 million
0.95%...................  Next $500 million
0.90%...................  Over $1 billion



    The Adviser reserves the right in its sole discretion from time to time to waive all or a portion of its management fee or to reimburse the Fund for all or a portion of the Fund's other expenses.



    The Adviser is a wholly-owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $65 billion under management or supervision. Van Kampen's more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. The Distributor of the Company and the sponsor of the funds mentioned above is also a wholly-owned subsidiary of Van Kampen. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



    Van Kampen is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking, stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending; and credit services.


    INVESTMENT SUB-ADVISER. Morgan Stanley Asset Management Inc. ("MSAM," or the "Sub-Adviser") is the investment sub-adviser of the Fund. The Sub-Adviser provides investment advice and portfolio management services pursuant to an investment sub-advisory agreement and, subject to the supervision of the Adviser and the Company's Board of Directors, makes the Fund's investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments.

    The Sub-Adviser is entitled to receive sub-advisory fees computed daily and paid monthly. If the average daily net assets of the Fund during the monthly period are less than or equal to $500 million, the Adviser shall pay MSAM one-half of the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period. If the Fund's average daily net assets for the monthly period are greater than $500 million, the Adviser shall pay MSAM a fee for such monthly period equal to the greater of (a) one-half of what the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period would have been had the Fund's average daily net assets during such period been equal to $500 million, or (b) forty-five percent of the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period.


    MSAM, with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad. At June 30, 1998, MSAM had, together with its affiliated institutional investment management companies, assets under management (including assets under fiduciary advisory control) totaling approximately $169 billion.



    PORTFOLIO MANAGER. Andrew Brown, a Principal of MSAM, has primary responsibility for managing the Fund's assets. Mr. Brown joined MSAM in May, 1994, as a consultant global research analyst specializing in non-cyclical stocks, and became a Principal of the Firm in 1995. Mr. Brown spent the first nine years of his business career as a journalist at Fortune magazine, and worked from 1986 through 1991 as a sell side analyst for Morgan Stanley International, specializing in UK and Continental European consumer stocks. He then became research director at J.O. Hambro & Partners, and a partner in a consulting firm before re-joining Morgan Stanley. Mr. Brown is a graduate of Harvard University.


    ADMINISTRATOR. The Administrator provides the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services provided under the Administration Agreement are subject to the supervision of the officers and Board of Directors of the Company and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Company dividend disbursing and transfer agent services. For its services under the Administration Agreement, the Company pays the Administrator a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund.

    Under sub-administration agreements between the Administrator and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, provides certain administrative services to the Company. The Administrator supervises and monitors such administrative services provided by CGFSC. The services provided under the sub-administration agreement are subject to the supervision of the Board of Directors of the Company. The Board of Directors of the Company has approved the provision of services described above pursuant to the sub-administration agreement as being in the best interests of the Company. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information on the Administration Agreement, see "Management of the Company" in the Statement of Additional Information.


    DIRECTORS AND OFFICERS. Pursuant to the Company's Articles of Incorporation, the Board of Directors decides upon matters of general policy and reviews the actions of the Adviser, Sub-Adviser, Administrator and the Company's Distributor. The officers of the Company conduct and supervise its daily business operations.


    DISTRIBUTOR. Van Kampen Funds Inc. (the "Distributor") serves as the distributor of the shares of the Company. Under its distribution agreement (the "Distribution Agreement") with the Company, the Distributor sells shares of the Company upon the terms and at the current offering price described in this Prospectus. The Distributor is not obligated to sell any specific number of shares of the Company.


    The Company currently offers Class A shares, Class B shares and Class C shares of the Fund. The Company may in the future offer one or more classes of shares for the Fund that may have sales charges or other distribution charges or a combination thereof different from those of the classes currently offered.


    The Board of Directors of the Company has approved and adopted the Distribution Agreement for the Company and a Plan for each class of the Funds pursuant to Rule 12b-1 under the 1940 Act (each a "Plan" and together, the "Plans"). Under each Plan, the Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid no more frequently than monthly at a maximum rate of up to 0.75% of the Class B shares and Class C shares of each Fund, on an annualized basis of the average daily net assets of such classes. The actual amount of such compensation is based upon the expenses incurred by the Distributor. With respect to Class B shares, the Distributor expects to utilize substantially all of its fee to reimburse itself for commissions paid to investment dealers, banks or financial services firms that provide distribution services ("Participating Dealers"). With respect to Class C shares, the Distributor expects to reallocate substantially all of its fee to such Participating Dealers. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares. Class A shares, Class B shares and Class C shares are subject to a service fee at an annual rate of 0.25% on an annualized basis of the average daily net assets of such class of shares of the Fund. In addition to such payments, the Adviser or its affiliates may pay certain expenses associated with activities which might be construed to be financing the sale of the Fund's shares including payments to third parties that provide assistance in the distribution effort (in addition to selling shares and providing shareholder services). Any payments by the Adviser or its affiliates will be made directly from their assets and will not be made from the assets of the Company or by the assessment of a charge on shares.



    The Plans obligate the Fund to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plans do not obligate the Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan. Thus, under each Plan, even if the Distributor's actual expenses exceed the fee payable to it thereunder at any given time, the Fund will not be obligated to pay more than that fee.


    Each Plan for a class of Company shares, under the terms of Rule 12b-1, will remain in effect only if approved at least annually by the Company's Board of Directors, including those directors who are not "interested persons" of the Company as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related thereto ("12b-1 Directors"). Each Plan may be terminated at any time by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the applicable class of the Fund. The fee set forth above will be paid by the appropriate class to the Distributor unless and until a Plan is terminated or not renewed. The Company intends to operate each Plan in accordance with its terms and the NASD Conduct Rules concerning sales charges.


    PAYMENTS TO FINANCIAL INSTITUTIONS. The Adviser or its affiliates may compensate certain financial institutions for the continued investment of their customers' assets in the Funds pursuant to the advice of such financial institutions. These payments will be made directly by the Adviser or its affiliates from their assets, and will not be made from the assets of the Company or by the assessment of a sales charge on shares. Such financial institutions may also perform certain shareholder or recordkeeping services that would otherwise be performed by Investor Services (defined below). The Adviser may elect to enter into a contract to pay the financial institutions for such services.


    EXPENSES. The Fund is responsible for payment of certain other fees and expenses (including professional fees, custodial fees and printing and mailing costs) specified in the Administration and Distribution Agreements.

                               PURCHASE OF SHARES

GENERAL

    The Company offers three classes of shares to the public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "Participating Dealers."

    Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. The $500 minimum may be waived by the Distributor for plans involving periodic investments. Shares of the Company may be sold in foreign countries where permissible. The Company and the Distributor reserve the right to refuse any order for the purchase of shares. The Company also reserves the right to suspend the sale of the Company's shares in response to conditions in the securities markets or for other reasons.


    Shares of the Company may be purchased on any business day through Participating Dealers. Shares may also be purchased by completing the application accompanying this Prospectus and forwarding the application, through the Participating Dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly-owned subsidiary of Van Kampen. When purchasing shares of the Company, investors must specify whether the purchase is for Class A shares, Class B shares or Class C shares.


    Shares are offered at the next determined net asset value per share, plus an initial or contingent deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. See "Valuation of Shares" for a further description of net asset value computations.


    Generally, the net asset values per share of the Class A shares, Class B shares and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by a Participating Dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by Participating Dealers after the close of the New York Stock Exchange (the "NYSE") are priced based on the net asset value per share calculated after the next day's close provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of Participating Dealers to transmit orders received by them to the Distributor so they will be received prior to such time.


    Each class of shares represents an interest in the same portfolio of investments, has the same rights and is identical in all respects, except that
(i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including higher distribution fees) resulting from such sales arrangement,

(ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan to which its distribution fee or service fee is paid, (iii) certain shares are subject to a conversion feature, (iv) each class has different exchange privileges and (v) each class has different shareholder service options available. The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the higher distribution fees associated with such class of shares. Sales personnel of Participating Dealers distributing the Company's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.

    In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperments. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and contingent deferred sales charges on Class B shares prior to conversion or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Fund Expenses" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases shares at net asset value, as described herein under "Purchase of Shares -- Class A Shares." For these reasons, it is presently the policy of the Distributor not to accept any order of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares as it ordinarily would be more beneficial for such an investor to purchase Class A shares.


    Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for most accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a contingent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares will be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A or Class B shares, rather than Class C shares.



    Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, prefer not to pay redemption charges and/or have a longer-term investment horizon. Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon and/ or desire a short contingent deferred sales charge schedule.


    The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any CDSC incurred upon redemption within five years or one year, respectively, of purchase. Investors should understand that the purpose and function of the CDSC and ongoing distribution fee with respect to Class B shares and Class C shares are the same as those of the initial sales charge with respect to Class A shares. See "Distribution Plans."

    The Distributor may from time to time implement programs under which a Participating Dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any Participating Dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the Participating Dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Company. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Company. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances, additional compensation or promotional incentives may be offered to Participating Dealers that have sold or may sell significant amount of shares during specified periods of time. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. All of the foregoing payments are made by the Distributor out of its own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

CLASS A SHARES


    The public offering price of Class A shares is the next determined net asset value per share plus a sales charge, as set forth herein.


SALES CHARGE TABLE

                                                                        REALLOWED TO
                                                                          DEALERS
                                    AS % OF          AS % OF NET          (AS % OF
SIZE OF INVESTMENT              OFFERING PRICE     AMOUNT INVESTED    OFFERING PRICE)
------------------------------  ---------------   -----------------   ----------------
Less than $50,000.............       5.75               6.10                5.00
$50,000 but less than
 $100,000.....................       4.75               4.99                4.00
$100,000 but less than
 $250,000.....................       3.75               3.90                3.00
$250,000 but less than
 $500,000.....................       2.75               2.83                2.25
$500,000 but less than
 $1,000,000...................       2.00               2.04                1.75
$1,000,000 or more*...........         *                  *                  *

--------------


* No initial sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% in the event of certain redemptions within one year of the purchase. A commission will be paid to brokers, dealers or financial intermediaries who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the excess over $3 million. See "Purchase of Shares -- Purchase of Class B Shares" and "-- Purchase of Class C Shares" for additional information with respect to contingent deferred sales charges.


    In addition to the reallowances from the applicable public offering price described herein, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to Participating Dealers that sell shares of the Company. Participating Dealers which are reallowed all or substantially all of the sales charges may be deemed to be underwriters for purposes of the 1933 Act.

    The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Company for their clients a transaction fee up to the level of the reallowance allowable to Participating Dealers described herein. Such financial institutions, other industry professionals and Participating Dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Company. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

QUANTITY DISCOUNTS

    Investors purchasing Class A shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

    Investors or their Participating Dealers must notify the Company whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their Participating Dealer or the Distributor.

    A person eligible for a reduced sales charge includes an individual, their spouse and children under 21 years of age, and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.


    The phrase "Participating Funds," as used herein, refers to certain open-end investment companies advised by the Adviser or Van Kampen Asset Management Inc. ("Asset Management") and distributed by the Distributor as determined from time to time by the Company's Board of Directors.


    VOLUME DISCOUNTS. The size of investment shown in the preceding sales charge table applies to the total dollar amount being invested by any person in shares of the Fund or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

    CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.


    LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the sales charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchased amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustments in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application form accompanying this Prospectus.


OTHER PURCHASE PROGRAMS

    Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Company or the Distributor. The Company reserves the right to modify or terminate these arrangements at any time.

    UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Company permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Company at net asset value with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Company and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the Participating Dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their Participating Dealer or the Distributor.

    The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each participating investor in a computerized format fully compatible with Investor Services' processing system.


    As further requirements for obtaining these special benefits, the Company also requires that all dividends and other distributions by a Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Company will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Company reserves the right to modify or terminate this program at any time.


    NAV PURCHASE OPTIONS. Class A shares of the Fund may be purchased at net asset value per share without an initial sales charge, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:



        (1) Current or retired trustees/directors of funds advised by the Adviser or Asset Management and such persons' families and their beneficial accounts.


        (2) Current or retired directors, officers and employees of Morgan Stanley Group Inc. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.


        (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that purchases are otherwise permitted by such institutions.



        (4) Registered investments advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay Participating Dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.



        (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through national wirehouse alliance programs subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further detail with respect to such alliance programs.



        (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.



        (7) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.



        (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided that (1) the initial amount invested in the Participating Funds is at least $500,000 or
    (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Section 403(b) and similar accounts for which Van Kampen Trust Company ("Van Kampen Trust") serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales up to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

        (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and other Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members, and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participant's account in connection with this privilege will be subject to a contingent deferred sales charge of one percent in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next million and 0.50% on the excess over $3 million.


    The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and a person's spouse's parents.


    Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares or to redeem shares. Authorized dealers will be paid a service fee as described herein under "Distribution Plans" on purchases made as described in
(3) through (9) above.


    The Company may terminate, or amend the terms of, offering shares of the Fund at net asset value to the foregoing groups at any time.

PURCHASE OF CLASS B SHARES

    Class B shares of the Fund may be purchased at net asset value without an initial sales charge. However, a CDSC will be imposed on certain Class B shares redeemed within five years of purchase. The charge is assessed on an amount equal to the lesser of the then-current market value of the Class B shares redeemed or the total cost of such shares. Accordingly, the CDSC will not be applied to dollar amounts representing an increase in the net asset values above the initial purchase price of the shares being redeemed. In addition, no charge is assessed on redemptions of Class B shares derived from reinvestment of dividends or capital gains distributions.

    In determining whether the CDSC is applicable to a redemption, the calculation is made in the manner that results in the lowest possible rate. Therefore, it is assumed that the redemption is first of any Class B shares in the shareholder's account that represent reinvested dividends and/or distributions, and/or of Class B shares held longer than five years after purchase, and next of Class B shares held the longest during the initial five-year period after purchase. The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase of Class B shares until the redemption of such shares (the "holding period"). The following table sets forth the rates of the CDSC.

CONTINGENT DEFERRED SALES CHARGE

                                                    SALES CHARGE AS
                                                     PERCENTAGE OF
                                                          THE
                                                     DOLLAR AMOUNT
YEAR SINCE PURCHASE                                    SUBJECT TO
PAYMENT WAS MADE                                         CHARGE
--------------------------------------------------  ----------------
First.............................................        5.00%
Second............................................        4.00%
Third.............................................        3.00%
Fourth............................................        2.50%
Fifth.............................................        1.50%
Thereafter........................................         None*

--------------

* As described more fully below, Class B shares automatically convert to Class A shares after the eighth year following purchase.

    Proceeds from any CDSC are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution-related services to the Company in connection with the sale of the Class B shares. The Distributor will make payments to the Participating Dealers that handle the purchases of such shares at a rate not in excess of 4.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers a portion of its distribution fee under the Rule 12b-1 Plan as described under "Management of the Company -- Distributor" above. Additionally, the Distributor may pay additional promotional incentives in the form of cash or other compensation to authorized dealers that sell Class B shares of the Fund. The combination of the CDSC and the distribution fee facilitates the ability of the Company to sell the Class B shares without a sales charge being deducted at the time of purchase.

    AUTOMATIC CONVERSION TO CLASS A SHARES. After the eighth year following purchase, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution fees. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. Under current tax law, the conversion is not a taxable event to the shareholder.

PURCHASE OF CLASS C SHARES


    Class C shares of the Fund may be purchased at the net asset value per share and such shares are subject to a CDSC at the rate of 1.00% of the lesser of the current market value of the shares redeemed or the total cost of such shares for shares that are redeemed within one year of purchase. The Distributor will generally make payments to the Participating Dealers that handle the purchases of such shares at the rate of up to 1.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers most of its distribution fee, with respect to such shares, under the Rule 12b-1 Plan for such class of shares, as described under "Management of the Company -- Distributor" above. In determining whether a CDSC is payable, and, if so, the amount of the fee or charge, it is assumed that shares not subject to such fee or charge are the first redeemed.


WAIVER OF CDSC


    The CDSC will be waived on the redemption of Class B or Class C shares (i) following the death or initial determination of disability (as defined in the Code) of a shareholder; (ii) certain distributions from an IRA or other retirement plan; (iii) to the extent that shares redeemed have been withdrawn from a Systematic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the Withdrawal Plan is established; (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares; or (v) effected pursuant to the right of the Company to liquidate a shareholder's account as described under "Redemption of Shares." A shareholder, or their representative, must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver. The shareholder is responsible for providing sufficient documentation to the Transfer Agent to verify the existence of such circumstances. For information on the imposition and waiver of the CDSC, contact Investor Services at 1-800-282-4404.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

    No initial sales charge or CDSC will be payable on the shares of the Fund or classes thereof purchased through the automatic reinvestment of dividends and distributions on shares of the Fund.

REINSTATEMENT PRIVILEGE OF EACH CLASS


    A shareholder who has redeemed Class A shares of a Participating Fund may reinvest up to the full amount received at net asset value per share at the time of the reinvestment in Class A shares of the Funds without payment of a sales charge. A shareholder who has redeemed Class B shares of a Participating Fund and paid a CDSC upon such redemption may reinvest up to the full amount received upon redemption in Class A shares of a Fund at net asset value per share with no initial sales charge. A Class C shareholder who has redeemed shares of a Participating Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of a Fund with credit given for any CDSC paid upon such redemption. The reinstatement privilege as to any specific Class A, Class B or Class C shares must be exercised within 180 days of the redemption. The Transfer Agent must receive from the shareholder or the shareholder's Participating Dealer both a written request for reinstatement and a check or wire which does not exceed the redemption proceeds. The written request must state that the reinvestment is made pursuant to this reinstatement privilege. If a loss is realized on the redemption of Class A shares, the reinvestment may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinstatement privilege may be terminated or modified at any time. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust for repayment of principal (and interest) on their borrowings on such plan. See the Statement of Additional Information for further discussion of waiver provisions.


                              SHAREHOLDER SERVICES

    The Company offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Company at any time.


    INVESTMENT ACCOUNT. Each shareholder has an investment account under which shares are held by Van Kampen Investor Services Inc. ("Investor Services"). Investor Services acts as transfer agent for the Company and performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder will receive statements at least quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to Investor Services.



    SHARE CERTIFICATES. Generally, the Company will not issue share certificates. However, upon written or telephone request to the Company, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Company. A shareholder will be required to surrender such certificates upon redemption or transfer thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Series Fund, Inc. c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.



    REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, or in writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Dividends and Distributions."



    AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.



    DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus or by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, elect to have all dividends and other distributions paid on a class of shares of the Company invested in shares of the same class of any Participating Fund, so long as a pre-existing account for such class of shares exists for such shareholder. Both accounts must also be of the same type, either non-retirement or retirement. Any two non-retirement accounts can be used. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual.

    If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected portfolio at its net asset value as of the payable date of the distribution only if shares of such selected portfolio have been registered for sale in the investor's state and are currently available for sale.


    RETIREMENT PLANS. Eligible investors may establish IRAs; SEP; pension and profit sharing plans; 401(k) plans; or Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.



    EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of another Participating Fund based on the net asset value per share of each Fund on the date of exchange, subject to certain limitations. Before effecting an exchange, shareholders in the Company should obtain and read a current prospectus of the Participating Funds into which the exchange is to be made. SHAREHOLDERS MAY ONLY EXCHANGE INTO SUCH OTHER PARTICIPATING FUNDS AS ARE LEGALLY AVAILABLE FOR SALE IN THEIR STATE AND ARE CURRENTLY AVAILABLE FOR SALE.



    To be eligible for exchange, shares of a Fund generally must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of a Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.



    Class A shares of a Participating Fund that generally imposes an initial sales charge are not subject to any sales charge upon exchange into another Participating Fund. Class A shares of a Participating Fund that does not impose an initial sales charge will be subject to the applicable sales charge of the Participating Fund being obtained in the exchange.


    No sales charge is imposed upon the exchange of a Class B share or a Class C share. The CDSC schedule, conversion schedule and holding period applicable to a Class B share or a Class C share acquired through the exchange privilege is determined by reference to the Participating Fund from which such share originally was purchased.

    Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.


    A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at
(800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. See "Redemption of Shares -- Telephone Transaction Procedures" for more information. The exchange will take place at the relative net asset value per share of the shares next determined after receipt of such request with adjustment for any additional sales charge. Any shares exchanged begin earning dividends on the next business day after the exchange is affected. If the exchanging shareholder does not have an account in the Participating Fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or dividend diversification options for the new account, an exchanging shareholder must file a specific written request. The Company reserves the right to reject any order to acquire its shares through exchange. In addition, the Company may restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


    SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. Investors whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the principal, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25.


    The CDSC on Class B and Class C shares is waived for withdrawals under the Systematic Withdrawal Plan of a maximum of 1% per month, 3% per quarter, 6% semiannually or 12% annually, of the value of a shareholder's account at time the Systematic Withdrawal Plan is commenced. Under this CDSC waiver policy, amounts withdrawn each period will be paid by redeeming first shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If shares subject to a CDSC must be redeemed, shares held for the longest period of time will be redeemed first and continuing with shares held the next longest period of time until shares held the shortest period of time are redeemed.


    Under the plan, sufficient shares of the Company are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Company reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.


    AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing to Investor Services or by calling 1-800-282-4404. A shareholder's bank may charge a fee for ACH transfers.



    TRANSFER OF REGISTRATION. You may transfer the registration of any of your Company shares to another person by writing to the Company c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, Missouri 64141-9256. As in the case of redemptions, the written request must be received in "good order" before any transfer can be made. Shares held in broker street name may be transferred only by contacting your Participating Dealer.



    INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.van-kampen.com for further instruction. Van Kampen and its subsidiaries, including Investor Services (collectively, "VK"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, neither VK nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


                              REDEMPTION OF SHARES


    Shareholders may redeem for cash some or all of their shares without charge by the Company (other than any applicable CDSC) at any time by sending a written request in proper form directly to the Company c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through a Participating Dealer or by calling the Company. See "Purchase of Shares" for a discussion of applicable CDSC levels.



    WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to Investor Services, the redemption request should indicate the number of shares or dollars to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, additional documents may be necessary. The redemption price is the net asset value per share next determined after the request is received by Investor Services in proper form. Payment for shares redeemed will ordinarily be made by check mailed within seven business days after acceptance by Investor Services of the request and any other necessary documents in proper order.



    DEALER REDEMPTION REQUESTS. Shareholders may redeem shares through their securities dealer, who will submit the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value per share next calculated after an order is received (less any applicable CDSC) by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a redemption request prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the redemption request. Payment for shares redeemed (less any sales charge, if any) will ordinarily be made by check mailed within three business days to the dealer.



    TELEPHONE REDEMPTION REQUESTS. The Company permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Company at (800) 282-4404, or (800) 772-8889 for the hearing impaired, to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. See "Telephone Transaction Procedures" for more information. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason, in such case, a shareholder would have to use the Company's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., Eastern Time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


    For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address or bank account of record has been changed within 30 days prior to a telephone redemption request. The Company reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.


    REDEMPTION UPON DEATH OR DISABILITY. The Company will waive the CDSC on redemptions following the death or disability of holders of Class B shares and Class C shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Company does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B shares and Class C shares.



    In cases of death or disability, the CDSC on Class B shares and Class C shares will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or the initial determination of disability.



    GENERAL REDEMPTION INFORMATION. If the shares to be redeemed have been recently purchased by check, Investor Services may delay mailing a redemption check or wiring redemption proceeds until it confirms that the purchase check has cleared, usually a period of up to 15 days. In addition, the redemption payment may be delayed or the right of redemption suspended by the Fund pursuant to rules of the SEC.



    The Company may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days' advance written notice of any such involuntary redemption will be given and the shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value per share without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.



    A custodian of a retirement plan account may charge fees based on the custodian's fee schedule. IRA redemption requests should be sent to the IRA custodian to be forwarded to Investor Services. Where Van Kampen Trust serves as IRA custodian, special IRA, 403(b)(7), or Keogh redemption forms must be obtained from and be forwarded to Van Kampen Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information. Reinstatement privileges (as otherwise described under "Purchase of Shares -- Reinstatement Privilege of Each Class" above) also extend to participants in eligible retirement plans held or administered by Van Kampen Trust who repay the principal and interest on their borrowings from such plans.


    FOR SHARES HELD IN BROKER STREET NAME, YOU CANNOT REQUEST REDEMPTION BY TELEPHONE OR BY MAIL; SUCH SHARES MAY BE REDEEMED ONLY BY CONTACTING YOUR PARTICIPATING DEALER.


    TELEPHONE TRANSACTION PROCEDURES. Van Kampen and its subsidiaries, including Investor Services (collectively, "VK") and the Company employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VK nor the Company will be liable for following instructions which it reasonably believes to be genuine. VK and the Company may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.

                              VALUATION OF SHARES

    Net asset value is calculated separately for each class of the Fund. The net asset value per share of each class of shares of the Fund is determined by dividing the total fair market value of the investments and other assets attributable to such class of shares, less all liabilities attributable to such class of shares, by the total number of outstanding shares of such class of shares. Net asset value per share of the Fund is determined as of the regular close of the NYSE (currently 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Securities listed on a securities exchange for which market quotations are available are valued at their closing price. If no closing price is available, such securities will be valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers.

    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used. The "amortized cost" method of valuation does not take into account unrealized gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

    The value of other assets and securities for which no quotations are readily available (including illiquid and unlisted foreign securities) and those securities for which it is inappropriate to determine prices in accordance with the above procedures are determined in good faith at fair value using methods determined by the Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars at the mean of the bid price and asked price of such currencies against the U.S. Dollar as quoted by a major bank.

                             PORTFOLIO TRANSACTIONS

    The Adviser and the Sub-Adviser select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund. The Adviser and the Sub-Adviser may, consistent with NASD rules, place portfolio orders with qualified broker-dealers who recommend the Fund to their clients or who act as agents in the purchase of shares of the Fund for their clients.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser and the Sub-Adviser may allocate a portion of the Company's portfolio brokerage transactions to Morgan Stanley & Co. Incorporated ("Morgan Stanley") and affiliates of the Adviser and the Sub-Adviser or broker affiliates of Morgan Stanley under procedures adopted by the Board of Directors. For such portfolio transactions, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers for comparable transactions involving similar securities being purchased or sold during a comparable period of time.

    Although the objective of the Fund is not to invest for short-term trading, the Fund will seek to take advantage of trading opportunities as they arise to the extent they are consistent with the Fund's objective.

Accordingly, investment securities may be sold from time to time without regard to the length of time they have been held. The Fund anticipates that its annual portfolio turnover rate will not exceed 100% under normal circumstances but market conditions could result in portfolio activity at a greater or lesser rate than anticipated. High portfolio turnover (i.e. 100% or more) involves correspondingly greater transaction costs which will be borne directly by a Fund. In addition, high portfolio turnover may result in more capital gains which would be taxable to the shareholders of the Fund.


                            PERFORMANCE INFORMATION

    The Company may from time to time advertise total return of the Fund. THESE FIGURES WILL BE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows what an investment in a Fund would have earned over a specified period of time (such as one, three, five or ten years) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period. Total return does not take into account any federal or state income taxes consequences to shareholders subject to tax. The Company may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc. and Morgan Stanley Capital International.

                          DIVIDENDS AND DISTRIBUTIONS

    Shareholders will automatically be credited with all dividends and distributions in additional shares at net asset value, without payment of any sales charge of the Fund, except that, upon written notice to the Company or by checking off the appropriate box in the account application form, a shareholder may elect to receive dividends and/or distributions in cash.

    The Fund expects to distribute substantially all of its net investment income in the form of annual dividends. The Fund expects to distribute net realized gains, if any, annually. Confirmations of the purchase of shares of the Fund through the automatic reinvestment of income dividends and capital gains distributions will be provided, pursuant to Rule 10b-10(b) under the Securities Exchange Act of 1934, as amended, on the next quarterly client statement following such purchase of shares. Consequently, confirmations of such purchases will not be provided at the time of completion of such purchases, as might otherwise be required by Rule 10b-10.

    Any undistributed net investment income and undistributed realized gains increase the Fund's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" or "ex-distribution" date, the net asset value per share excludes the dividend or distribution (i.e., is reduced by the per share amount of the dividend or distribution). Dividends and distributions paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders subject to tax.

    Expenses of the Company allocated to a particular class of shares of the Fund will be borne on a pro rata basis by each outstanding share of that class.

                                     TAXES

TAX STATUS OF THE FUND


    The following summary of certain federal income tax consequences is based on current federal income tax laws and regulations, which may be changed by legislative, judicial or administrative action, possibly with retroactive effect. See also the tax sections in the Statement of Additional Information.


    No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.


    The Fund and other portfolios of the Company are generally treated as separate entities for federal income tax purposes, and thus the provisions of the Code generally will be applied to each portfolio separately, rather than to the Company as a whole. Accordingly, net long-term and short-term capital gains, net income and operating expenses will be determined separately for each portfolio.

    The Fund intends to qualify for the special tax treatment afforded "regulated investment companies" ("RICs") under Subchapter M of the Code so that each will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss, less any available capital loss carryforward) which is distributed to its shareholders.



DISTRIBUTIONS AND DISPOSITIONS


    The Fund intends to distribute substantially all of its net investment income (including, for this purpose, net short-term capital gain) to its shareholders. Dividends paid by the Fund from its net investment income will be taxable to the shareholders of the Fund as ordinary income, whether received in cash or in additional shares, if the shareholder is subject to tax. Dividends paid by the Fund attributable to dividends received from shares of domestic corporations may qualify for the dividends-received deduction for corporations.


    Distributions of net capital gains ("capital gain dividends") are taxable to shareholders subject to tax as long-term capital gains, regardless of how long the shareholder has held the Fund's shares. Capital gain dividends are not eligible for the corporate dividends-received deduction. The Fund will make annual reports to shareholders of the federal income tax status of all distributions. See the discussion below for a summary of the tax rates applicable to capital gains (including capital gain dividends).



    The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and net capital gains prior to the end of each calendar year to continue to qualify as an RIC under the Code and to avoid liability for federal income and excise taxes.



    Dividends and other distributions declared by the Fund in December that are payable as of a record date in such month and are paid at any time during January of the following year are treated as having been paid by the Fund and received by the shareholders on December 31st of the year in which they are declared.



    The sale, exchange or redemption of shares may result in taxable gain or loss to the selling, exchanging or redeeming shareholder, depending upon whether the fair market value of the sale, exchange or redemption proceeds exceeds or is less than the shareholder's adjusted tax basis in the sold, exchanged or redeemed shares. If capital gain dividends have been paid with respect to shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of such capital gain dividends. Shareholders may also be subject to state and local taxes on distributions from the Fund.



    The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum net capital gains tax rate for corporations is 35%.


    THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS AND SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK


    The Company was organized as a Maryland corporation on August 14, 1992 under the name Morgan Stanley Fund, Inc. On July 14, 1998, the Company adopted its current name. The Amended Articles of Incorporation currently permit the Company to issue 28.5 billion shares of common stock, par value $.001 per share. Pursuant to the Company's By-Laws, the Board of Directors may increase the number of shares the Company is authorized to issue without the approval of the shareholders of the Company. The Board of Directors has the power to designate one or more classes of shares of common stock and to classify and reclassify any unissued shares with respect to such classes.


    The shares of the Fund, when issued, will be fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Except as described herein, the shares have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Under Maryland law, the Company is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act. Any person or organization owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund.


REPORTS TO SHAREHOLDERS

    The Company will send to its shareholders annual and semi-annual reports; the financial statements appearing in annual reports are audited by independent accountants.


    In addition, the Company or Investor Services will send to each shareholder having an account directly with the Company a quarterly statement showing transactions in the account, the total number of shares owned, and any dividends or distributions paid. In addition, when a transaction occurs in a shareholder's account, the Company or Investor Services will send the shareholder a confirmation statement showing the same information.


CUSTODIAN

    Domestic securities and cash are held by Chase, which is not an affiliate of the Adviser, the Sub-Adviser or the Distributor. Morgan Stanley Trust Company, Brooklyn, New York ("Morgan Stanley Trust"), acts as the Company's custodian for foreign assets held outside the United States and employs subcustodians who were approved by the Directors of the Company in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. Morgan Stanley Trust may also hold certain domestic assets for the Company. Morgan Stanley Trust is an affiliate of the Adviser, the Sub-Adviser and the Distributor. For more information on the custodians, see "General Information -- Custody Arrangements" in the Statement of Additional Information.


DIVIDEND DISBURSING AND TRANSFER AGENT



    Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, Missouri 64141-9256, acts as dividend disbursing and transfer agent for the Company.


INDEPENDENT ACCOUNTANTS


    PricewaterhouseCoopers LLP, 200 East Randolph Drive, Chicago, Illinois 60601, serves as independent accountants for the Company and audits its annual financial statements.

--------------------------------------------------------------------------------


                                   VAN KAMPEN
                             GLOBAL FRANCHISE FUND



                                 A PORTFOLIO OF
                          VAN KAMPEN SERIES FUND, INC.


        ----------------------------------------------------------------


                                   PROSPECTUS



                               SEPTEMBER 30, 1998



                                     [LOGO]

--------------------------------------------------------------------------------
                              P R O S P E C T U S
     ----------------------------------------------------------------------


                      VAN KAMPEN GROWTH AND INCOME FUND II



                               A PORTFOLIO OF THE

                          VAN KAMPEN SERIES FUND, INC.

                  P.O. BOX 418256, KANSAS CITY, MISSOURI 64141
                      FOR INFORMATION CALL 1-800-282-4404

                               ------------------


    Van Kampen Series Fund, Inc. (the "Company") is an open-end management investment company, or mutual fund, which consists of twenty-three investment portfolios. This prospectus (the "Prospectus") describes the Class A, Class B and Class C shares of one of the Company's portfolios, Van Kampen Growth and Income Fund II (the "Fund"). The Fund's investment objective is to seek capital appreciation and current income. The Fund seeks to achieve its investment objective by investing primarily in equity securities of rapidly growing companies, or convertible securities or other equity-linked, income-generating securities of such companies. There can be no assurance that the Fund's investment objective will be achieved.



    The Fund is designed to make available to retail investors the expertise of Van Kampen Investment Advisory Corp. as an investment adviser (the "Adviser") and administrator (the "Administrator") and the Adviser's affiliates, including Morgan Stanley Asset Management Inc. as a sub-adviser ("MSAM" or a "Sub-Adviser") to the Fund and Van Kampen Funds Inc. as the Fund's distributor (the "Distributor"). Shares are available through the Distributor and investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services ("Participating Dealers"). As of June 30, 1998, the Fund had not commenced investment operations.



    This Prospectus is designed to set forth concisely the information about the Fund that a prospective investor should know before investing and it should be retained for future reference. Additional information about the Company is contained in a "Statement of Additional Information," dated September 30, 1998, which is incorporated herein by reference. The Company offers additional portfolios which are described in other prospectuses. The Statement of Additional Information and the prospectuses pertaining to the other portfolios of the Company are available upon request and without charge by writing or calling the Company at the address and telephone number set forth above. The Statement of Additional Information and other materials regarding the Company have been filed with the Securities and Exchange Commission and are available at the Commission's internet web site (http://www.sec.gov).


    THE COMPANY'S SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR DEPOSITORY INSTITUTION OF ITS AFFILIATES OR CORRESPONDENTS THEREOF. THE COMPANY'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE COMPANY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


               THE DATE OF THIS PROSPECTUS IS SEPTEMBER 30, 1998.

                               TABLE OF CONTENTS



                                                                                                                PAGE
                                                                                                                -----
Prospectus Summary.........................................................................................           3

Fund Expenses..............................................................................................           4

Investment Objective and Policies..........................................................................           7

Additional Investment Information..........................................................................           8

Investment Limitations.....................................................................................          15

Management of the Company..................................................................................          15

Purchase of Shares.........................................................................................          18

Shareholder Services.......................................................................................          24

Redemption of Shares.......................................................................................          27

Valuation of Shares........................................................................................          29

Portfolio Transactions.....................................................................................          30

Performance Information....................................................................................          30

Dividends and Distributions................................................................................          31

Taxes......................................................................................................          31

General Information........................................................................................          32



  NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE COMPANY TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

                               PROSPECTUS SUMMARY



THE FUND



    Van Kampen Growth & Income Fund II (the "Fund") is a separate investment portfolio of the Van Kampen Series Fund, Inc., an open-end management investment company.



INVESTMENT OBJECTIVE



    The Fund's investment objective is to seek capital appreciation and current income. There can be no assurance that the Fund's investment objective will be achieved.



INVESTMENT PRACTICES



    The Fund seeks to achieve its investment objective consistent by investing primarily in equity securities of rapidly growing companies, or convertible securities or other equity-linked, income-generating securities of such companies.


RISK FACTORS


    The investment policies of the Fund entail certain risks and considerations of which an investor should be aware. The Fund invests primarily in equity securities, which are subject to market risks that may cause their prices to fluctuate over time. The Fund may invest in equity-linked securities which are convertible upon various terms and conditions into equity securities. The Fund may invest in securities of foreign issuers. Securities of foreign issuers are subject to certain risks not typically associated with domestic securities. See "Additional Investment Information -- Foreign Investment" for more information. The Fund may invest in lower rated and unrated debt securities which are considered speculative with regard to the payment of interest and return of principal. The Fund may, to a limited extent, invest in non-publicly traded securities, private placements and restricted securities. In addition, the Fund may invest in repurchase agreements, borrow money, lend its portfolio securities, and purchase securities on a when-issued or delayed delivery basis. The Fund may invest in reverse repurchase agreements. The Fund may invest in forward foreign currency exchange contracts and foreign currency exchange futures and options to hedge the currency risks associated with investment in non-U.S. dollar denominated securities. The Fund may invest in derivature instrument which include options, futures and options on futures and swaps. Each of these investment strategies involves specific risks which are described under "Investment Objectives and Policies" and "Additional Investment Information" herein and under "Investment Objectives and Policies" in the Statement of Additional Information.


HOW TO INVEST


    The Class A, Class B and Class C shares of the Fund are designed to provide investors a choice of three ways to pay distribution costs. Class A shares of the Fund are offered at net asset value per share plus a maximum initial sales charge of 5.75% which initial sales charge may be reduced on certain large purchases or when combining purchases with the investor's aggregate investments in the Participating Funds (as defined within the Prospectus). Class B and Class C shares of the Fund are offered at net asset value per share. Class B shares are subject to a contingent deferred sales charge ("CDSC") for redemptions within five years of purchase and are subject to higher annual distribution-related expenses than the Class A shares. Class C shares are subject to a CDSC for redemptions within one year of purchase and are subject to higher annual distribution-related expenses than the Class A shares. See "Purchase of Shares" for a discussion of reduction or waiver of sales charges, which are available for certain investors. Share purchases may be made through the Distributor, through Participating Dealers or by sending payments directly to the Company. The minimum initial investment is $500 for each class of the Fund, except that the minimum initial investment amount is reduced for certain categories of investors. The minimum for subsequent investments is $25 for each class of the Fund, except that there is no minimum for automatic reinvestment of dividends and distributions. See "Purchase of Shares."


HOW TO REDEEM


    Shares of the Fund may be redeemed at any time at the net asset value per share (less any applicable CDSC) of the Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See "Redemption of Shares."



INVESTMENT ADVISERS



    Van Kampen Advisory Corp. is the Fund's investment adviser (the "Adviser"). Morgan Stanley Asset Management Inc. provides sub-advisory services to the Adviser (the "Sub-Adviser").



DISTRIBUTOR



    Van Kampen Funds Inc. (the "Distributor") distributes the Fund's shares.

                                 FUND EXPENSES



                                                                      CLASS A         CLASS B           CLASS C
                                                                   -------------  ----------------  ----------------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)................................................       5.75%(1)        None              None
Maximum Sales Charge Imposed on Reinvested Dividends (as a
  percentage of offering price)..................................      None             None              None
Maximum Deferred Sales Charge (as a percentage of the lesser of
  original purchase price or redemption proceeds)................     None(2)      Year 1--5.00%     Year 1--1.00%
                                                                                   Year 2--4.00%      After--None
                                                                                   Year 3--3.00%
                                                                                   Year 4--2.50%
                                                                                   Year 5--1.50%
                                                                                    After--None
Redemption fees (as a percentage of amount redeemed).............      None             None              None
Exchange fees....................................................      None             None              None


------------------------------


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares."



(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on redemptions made within one year of the purchase. See "Purchase of Shares."

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)                                                   CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------------------------  -----------  -----------  -----------
Investment Advisory Fee (1)
 (after fee waiver)...................................................................        0.75%        0.75%        0.75%
12b-1 Distribution and Service Fees (2)...............................................        0.25%        1.00%        1.00%
Other Expenses (1)
 (after expense reimbursement)........................................................        0.45%        0.45%        0.45%
Total Operating Expenses (1)
 (after expense reimbursement and/or fee waiver)......................................        1.45%        2.20%        2.20%


------------------------------


(1) The Adviser has agreed to waive a portion of its advisory fees and/or to reimburse a portion of expenses of the Fund, if necessary, if the total annual operating expenses of the Fund, as a percentage of average daily net assets, would exceed the percentages set forth in the table above. The following sets forth, for the Fund, (i) investment advisory fees absent advisory fee waivers and (ii) expected other expenses absent expense reimbursements and (iii) expected total operating expenses absent fee waivers and/or expense reimbursements. The Adviser in its discretion may terminate voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the examples below would be greater.



                                      INVESTMENT                                   TOTAL
                                     ADVISORY FEES       OTHER              OPERATING EXPENSES
                                     -------------     EXPENSES      ---------------------------------
                                      ALL CLASSES     ALL CLASSES    CLASS A    CLASS B      CLASS C
                                     -------------   -------------   -------   ----------   ----------
Growth and Income Fund.............      0.75%           0.50%        1.50%     2.25%        2.25%


   For further information on Fund expenses, see "Management of the Company."


(2) Of the 12b-1 distribution and service fees for the Class A shares, 0.25% represents a shareholder services fee, and for the Class B shares and the Class C shares, 0.75% represents a distribution fee and 0.25% represents a shareholder services fee. See "Management of the Company -- Distributor." Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").



    The purpose of the above table is to assist the investor in understanding the various expenses that an investor in the Fund will bear directly or indirectly. The expenses and fees for the Fund are based on the advisory agreements, 12b-1 plans and estimates of other expenses because the Fund has not commenced investment operations as of the date of this Prospectus.

    The following examples illustrate the expenses that you would pay on a $1,000 investment, assuming a 5% annual rate of return, reinvestment of all dividends and distributions, and redemption at the end of each time period as indicated, in (i) Class A shares of the Fund, including the maximum 5.75% initial sales charge, (ii) Class B shares of the Fund, which have a CDSC, but no initial sales charge, and (iii) Class C shares of the Fund which have a CDSC, but no initial sales charge.



Class A shares
    1 Year...........................................................   $ 71(1)
    3 Years..........................................................    101
Class B shares
 (Assuming complete redemption at end of period)
    1 Year...........................................................   $ 72
    3 Years..........................................................     99
(Assuming no redemption)
    1 Year...........................................................   $ 22
    3 Years..........................................................     69
Class C shares
 (Assuming complete redemption immediately prior to the end of the period)
    1 Year...........................................................   $ 32
    3 Years..........................................................     69
Class C shares
 (Assuming no redemption)
    1 Year...........................................................     22
    3 Years..........................................................     69


------------------------------


(1) The example reflects Class A shares sold at the maximum 5.75% initial sales charge. Certain large purchases may be subject to a reduced initial sales charge. Purchases of Class A shares of the Fund which, when combined with the value of the purchaser's existing investments in Class A shares of the Participating Funds, aggregate to $1 million or more are not subject to an initial sales charge but a CDSC of 1.00% will be imposed on such shares that are redeemed within one year following such purchase.


    THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                       INVESTMENT OBJECTIVE AND POLICIES



    The investment objective of the Fund is to seek capital appreciation and current income. The Fund's investment objective is a fundamental policy which may not be changed by the Fund without the approval of a majority of the Fund's outstanding voting securities. There can be no assurance the Fund will attain its investment objective. The investment policies described below are not fundamental policies and may be changed without shareholder approval. For more information about certain investment practices common to the Fund and applicable quality requirements, see "Additional Investment Information" below and "Investment Objectives and Policies" in the Statement of Additional Information.



    The Fund seeks to achieve its investment objective consistent with reasonable investment risk by investing primarily in equity securities of rapidly growing companies, or convertible securities or other equity-linked, income-generating securities (e.g., PERCS, ELKS, LYONs) of such companies. The Fund will also invest in slower-growth companies with stable or accelerating earnings and/or dividend growth. The equity securities of the foregoing companies in which the Fund will invest consist of common stock (dividend-paying and, to the extent it is consistent with the Fund's investment objective, nondividend-paying) and preferred stock. The Fund also invests in securities convertible into common stock, such as convertible preferred stock, convertible bonds and warrants and other equity-linked securities. The Fund will, under normal market conditions, invest at least 65% of the value of its total assets in such equity securities, convertible securities or other equity-linked securities. The Fund is not subject to any limit on the size of companies in which it may invest, but intends to be primarily invested, under normal circumstances, in companies with equity market capitalizations of approximately $750 million and above. The Fund is designed for investors who want an actively managed diversified portfolio of selected equity securities that seeks to outperform the total return of the S&P 500 Index, while providing a yield higher than the yield of the S&P 500 Index.



    The Fund does not seek to achieve its objective with any individual portfolio security, but rather it aims to manage the portfolio as a whole in such a way as to achieve its objective. The Fund attempts to reduce risk by investing in many different economic sectors, industries and companies. The Adviser may under- or over-weight selected economic sectors against the S&P 500 Index's sector weightings to seek to enhance the Fund's total return or reduce fluctuations in market value relative to the S&P 500 Index. The Fund's primary objective is not to invest for short-term trading, although the Fund will seek to take advantage of trading opportunities as they arise to the extent that they are consistent with the Fund's objective.



    Pending investment or settlement, and for liquidity purposes, the Fund may invest in domestic, Eurodollar and foreign short-term money market instruments. As determined by the Adviser, the Fund may for temporary defensive purposes invest a portion or all of its assets in such securities in response to adverse market conditions.



    The Fund may invest in when-issued and delayed delivery securities. The Fund may invest up to 34% of its total assets in securities that are rated below investment grade by a nationally recognized statistical rating organization (an "NRSRO") (rated below the four highest rating categories by the NRSRO) or that, if unrated, are determined by the Adviser to be comparable to securities rated below investment grade by an NRSRO. Such lower-quality securities are regarded as being predominantly speculative and involve significant risks.


    The Fund may, to a limited extent, invest in non-publicly traded securities, private placements and restricted securities. The Fund may on occasion invest in securities of foreign issuers, including equity securities of foreign issuers that trade on a United States exchange or over-the-counter in the form of American Depositary Receipts or common stocks.


    Any remaining assets of the Fund not invested as described above may be invested in certain securities or obligations, including derivative securities, as set forth in "Additional Investment Information" below.



    YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem". The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact upon the Fund. In addition, the Year 2000 Problem may adversely affect the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund.


                       ADDITIONAL INVESTMENT INFORMATION

CONVERTIBLE SECURITIES, WARRANTS AND EQUITY-LINKED SECURITIES


    The Fund may invest in convertible securities, preferred stock, warrants or other securities exchangeable under certain circumstances for shares of common stock. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.



    The Fund may invest in equity-linked securities, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. It is impossible to predict whether the price of the underlying common stock will rise or fall. Trading prices of the underlying common stock will be influenced by the issuer's operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market which is fairly developed and liquid. The market for such securities may be shallow, however, and high volume trades may be possible only with discounting. In addition to the foregoing risks, the return on such securities depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other lender. The creditworthiness of such third party issuer of equity-linked securities may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using equity-linked securities over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using equity-linked securities is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.


DEPOSITARY RECEIPTS


    The Fund may on occasion invest in American Depositary Receipts ("ADRs"). ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer.


    Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use in securities markets outside the United States. The Fund may invest in sponsored and unsponsored ADRs. For purposes of the Fund's investment policies, the Fund's investments in ADRs will be deemed to be investments in the underlying securities.

FOREIGN INVESTMENT


    The Fund may invest in securities of foreign issuers. Investment in securities of foreign issuers, especially in securities of issuers in emerging countries, involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing, and financial and other reporting standards and requirements comparable to those applicable to domestic companies. Therefore, disclosure of certain material information may not be made and less information may be available to investors investing in foreign countries than in the United States. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and subject to greater price volatility than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies. Additional risks include future adverse political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits, and the possible adoption of foreign governmental restrictions such as exchange controls. Emerging countries may have less stable political environments than more developed countries. Also, it may be more difficult to obtain a judgment in a court outside the United States.



    Investments in securities of foreign issuers are frequently denominated in foreign currencies, and the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies. Therefore, the value of the Fund's assets measured in U.S. Dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. The Fund will also incur certain costs in connection with conversions between various currencies.


INVESTMENT COMPANY SECURITIES


    The Fund may invest in securities of another open-end or closed-end investment company by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and as may otherwise be permitted by the Investment Company Act of 1940, as amended (the "1940 Act").



    Some emerging market countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds which have been specifically authorized. The Fund may invest in these investment funds, including those advised by MSAM, as well as other investment companies, subject to applicable provisions of the 1940 Act and other applicable laws.



    If the Fund invests in such investment companies, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds.


LOANS OF PORTFOLIO SECURITIES


    The Fund may lend its portfolio securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest. The Fund will not enter into securities loan transactions exceeding in the aggregate 33 1/3% of the market value of the Fund's total assets. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower of the portfolio securities fail financially.


LOWER RATED AND UNRATED DEBT SECURITIES


    The Fund may invest in lower rated or unrated debt securities, commonly referred to as "junk bonds." In addition, the emerging markets country debt securities in which the Fund may invest are subject to risk and will not be required to meet a minimum rating standard and may not be rated. Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. Lower rated or unrated securities are more likely to react to developments affecting credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of lower rated and unrated debt securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Fluctuations in the value of the Fund's investments will be reflected in the Fund's net asset value per share. The Adviser considers both credit risk and market risk in making investment decisions for the Fund. Investors should carefully consider the relative risks of investing in lower rated and unrated debt securities and understand that such securities are not generally meant for short-term investing.



    Adverse economic developments may disrupt the market for U.S. corporate lower rated and unrated debt securities and for emerging markets country debt securities. Such disruptions may severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for lower rated and unrated debt securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. In addition, there may be limited trading markets for debt securities of issuers located in emerging markets countries. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.


    Prices for lower rated and unrated debt securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund's net asset value and investment practices, the secondary market for lower rated and unrated debt securities, the financial condition of issuers of such securities and the value of outstanding lower rated and unrated debt securities. For example, U.S. federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in lower rated and unrated debt securities and limiting the deductibility of interest by certain corporate issuers of lower rated and unrated debt securities adversely affected the market in recent years.

    Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of lower rated and unrated debt securities.

MONEY MARKET INSTRUMENTS


    The Fund is permitted to invest in money market instruments pending other investment, prior to settlement of portfolio transactions, for liquidity and for temporary defensive purposes. The money market investments permitted for the Fund include obligations of the U.S. Government, its agencies and instrumentalities, obligations of foreign sovereignties, other debt securities, commercial paper including bank obligations, certificates of deposit (including Eurodollar certificates of deposit) and repurchase agreements.


NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES


    The Fund may invest in securities that are neither listed on a stock exchange nor traded over the counter. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. The Fund may not invest more than 15% of its net assets in illiquid securities which generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"); however, securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by, and subject to the supervision of, the Board of Directors are not subject to the limitation on illiquid securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, availability of reliable pricing information, the number of dealers making quotes or making a market in the security and the number of potential purchasers in the market for the security. To the extent that qualified institutional buyers become uninterested in buying 144A Securities, such securities in the Fund's portfolio could increase the Fund's level of illiquidity. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restraints on resale.


REPURCHASE AGREEMENTS


    The Fund may enter into repurchase agreements with brokers, dealers, banks or other financial institutions that meet the credit guidelines set by the Fund's Board of Directors. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week and never exceeds one year. A repurchase agreement may be viewed as a fully collateralized loan of money by the Fund to the seller. The Fund always receives securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon sale of the collateral may be delayed or limited. Repurchase agreements with durations (or maturities) over seven days in length are considered illiquid securities.


REVERSE REPURCHASE AGREEMENTS


    The Fund may enter into reverse repurchase agreements with brokers, dealers, banks or other financial institutions that meet the credit guidelines set by the Company's Board of Directors. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. The Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Fund will maintain with an appropriate custodian a separate account with a segregated portfolio of cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Fund's ability to maintain a stable net asset value. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


    The Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment, and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. It is a current policy of the Fund not to enter into when-issued commitments or delayed delivery securities transactions exceeding, in the aggregate, 15% of the Fund's net assets other than the obligations created by these commitments.

DERIVATIVE INSTRUMENTS


    The Fund is permitted to invest in various derivative instruments for both hedging and non-hedging purposes. Derivative instruments include options, futures and options on futures, structured notes, caps, floors, collars and swaps. Additionally, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objectives of the Fund. The Fund will limit its use of the foregoing derivative instruments for non-hedging purposes to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivative instruments. In addition, the Fund will not enter into futures contracts and options on futures contracts to the extent that the notional value of its outstanding obligations to purchase securities under such contracts would exceed 20% of its total assets. The Fund's investments in forward foreign currency contracts and derivatives used for hedging purposes are not subject to the limits described above.



    The Fund may use derivative instruments under a number of different circumstances to further its investment objectives. The Fund may use derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives. For example, the Fund may purchase derivatives to quickly gain exposure to a market in response to changes in the Fund's investment strategy, or upon the inflow of investable cash or when the derivative provides greater liquidity than the underlying securities market. The Fund may also use derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. Derivatives may also be used by the Fund for hedging purposes and in other circumstances when the Fund's Adviser believes it advantageous to do so consistent with the Fund's investment objective. The Fund will not, however, use derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by the Fund's investment policies, and then only in a manner consistent with such policies.



    Some of the derivative instruments in which the Fund may invest and the risks related thereto are described in more detail below.



    CAPS, FLOORS AND COLLARS. The Fund may invest in caps, floors and collars, which are instruments analogous to option transactions described below. In particular, a cap is the right to receive the excess of a reference rate over a given rate and is analogous to a put option. A floor is the right to receive the excess of a given rate over a reference rate and is analogous to a call option. Finally, a collar is an instrument that combines a cap and a floor. That is, the buyer of a collar buys a cap and writes a floor, and the writer of a collar writes a cap and buys a floor. The risks associated with caps, floors and collars are similar to those associated with options. In addition, caps, floors and collars are subject to risk of default by the counterparty because they are privately negotiated instruments.



    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and sell futures contracts and options on futures contracts, including, but not limited to, securities index futures, foreign currency exchange futures, interest rate futures and other financial futures. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, instrument or basket thereof, at a specific future date and at a specified price. An option on a futures contract is a legal contract that gives the holder the right to buy or sell a specified amount of futures contracts at a fixed or determinable price upon the exercise of the option.



    The Fund may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or purchase securities index futures in order to gain market exposure. Subject to applicable laws, the Fund may engage in transactions in securities index futures contracts (and options thereon) which are traded on a recognized securities or futures exchange, or may purchase or sell such instruments in the over-the-counter market. There currently are limited securities index futures and options on such futures in many countries, particularly emerging markets countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets.

    The Fund may engage in transactions involving foreign currency exchange futures contracts. Such contracts involve an obligation to purchase or sell a specific currency at a specified future date and at a specified price. The Fund may engage in such transactions to hedge its respective holdings and commitments against changes in the level of future currency rates or to adjust its exposure to a particular currency.



    The Fund may engage in transactions in interest rate futures transactions. Interest rate futures contracts involve an obligation to purchase or sell a specific debt security, instrument or basket thereof at a specified future date at a specified price. The value of the contract rises and falls inversely with changes in interest rates. The Fund may engage in such transactions to hedge its holdings of debt instruments against future changes in interest rates.



    Financial futures are futures contracts relating to financial instruments, such as U.S. Government securities, foreign currencies and certificates of deposit. Such contracts involve an obligation to purchase or sell a specific security, instrument or basket thereof at a specified future date at a specified price. Like interest rate futures contracts, the value of financial futures contracts rises and falls inversely with changes in interest rates. The Fund may engage in financial futures contracts for hedging and non-hedging purposes.



    Under rules adopted by the Commodity Futures Trading Commission, the Fund may enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of the Fund's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-hedging activities.



    Gains and losses on futures contracts and options thereon depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of investments held by the Fund and the prices of futures and options relating to investments purchased or sold by the Fund, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position. The risk that the Fund will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions for which there appears to be a liquid exchange or secondary market. The risk of loss in trading on futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing.



    OPTIONS TRANSACTIONS. The Fund may seek to increase its returns or may hedge its portfolio investments through options transactions with respect to (i) securities, instruments, indices or baskets thereof in which the Fund may invest and (ii) foreign currencies. Purchasing a put option gives the Fund the right to sell a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the option. Purchasing a call option gives the Fund the right to purchase a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the option.



    The Fund also may write (i.e., sell) put and call options on investments held in its portfolio, as well as with respect to a foreign currency. The Fund that has written an option receives a premium, which increases the Fund's return on the underlying security or instrument in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security or instrument above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. The Fund may only write options that are "covered." A covered call option means that so long as the Fund is obligated as the writer of the option, it will earmark or segregate sufficient liquid assets to cover its obligations under the option or own (i) the underlying security or instrument subject to the option, (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the security or instrument subject to the option, or (iii) a call option on the same underlying security with a strike price no higher than the price at which the underlying instrument was sold pursuant to a short option position.



    By writing (or selling) a put option, the Fund incurs an obligation to buy the security or instrument underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election. The Fund may also write options that may be exercisable by the purchaser only on a specific date. When the Fund writes a put option, it will earmark or segregate sufficient liquid assets to cover its obligations under the option or will own a put option on the same underlying security with an equal or higher strike price.



    The Fund may engage in transactions in options which are traded on recognized exchanges or over-the-counter. There currently are limited options markets in many countries, particularly emerging markets countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of such option markets. The primary risks associated with the use of options are (i) imperfect correlation between the change in market value of investments held, purchased or sold by the Fund and the prices of options relating to such investments; and (ii) possible lack of a liquid secondary market for an option.



    STRUCTURED NOTES. Structured Notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Fund may use structured notes to tailor its investments to the specific risks and returns the Adviser is willing to accept while avoiding or reducing certain other risks.



    SWAPS -- SWAP CONTRACTS. Swaps and Swap Contracts are derivatives in the form of a contract or other similar instrument in which two parties agree to exchange the returns generated by a security, instrument, basket thereof or index for the returns generated by another security, instrument, basket thereof or index. The payment streams are calculated by reference to a specific security, instrument, basket thereof or index and an agreed upon notional amount. The relevant indices include but are not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.



    The Fund will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two returns. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. The Fund will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Company's Board of Directors.



    Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swaps market has become relatively liquid. Swaps that include caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than "traditional" swaps.

    The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.


                             INVESTMENT LIMITATIONS


    The Fund is a diversified investment company under the 1940 Act, and therefore, with respect to 75% of its total assets: is subject to the following
(a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. The Fund also intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Fund also operates under certain investment restrictions that are deemed fundamental policies and may be changed only with the approval of the holders of a majority of the Fund's outstanding shares. See "Investment Limitations" in the Statement of Additional Information. In addition, each Fund operates under certain non-fundamental investment limitations as described in the Statement of Additional Information.


                           MANAGEMENT OF THE COMPANY


    INVESTMENT ADVISER. Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser") and administrator (the "Administrator") of the Fund. The Adviser provides investment advice and portfolio management services pursuant to an advisory agreement (the "Advisory Agreement") and subject to the supervision of the Company's Board of Directors, makes the Fund's investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments. The Advisory Agreement also provides that the Adviser may appoint sub-advisers to perform these portfolio management responsibilities. See "Investment Sub-Adviser" below. The Adviser is entitled to receive an aggregate advisory fee computed daily and paid monthly at the annual rate of 0.75% applied to the Fund's average daily net assets.



    The Adviser reserves the right in its sole discretion from time to time to waive all or a portion of its management fee or to reimburse the Fund for all or a portion of the Fund's other expenses.



    The Adviser is a wholly-owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $65 billion under management or supervision. Van Kampen's more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. The Distributor of the Company and the sponsor of the funds mentioned above is also a wholly-owned subsidiary of Van Kampen Investments. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



    Van Kampen is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking, stock brokerage and research services; asset management; trading of futures, options, foreign exchange commodities and swaps (including foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending; and credit services.



    INVESTMENT SUB-ADVISER. Morgan Stanley Asset Management Inc. ("MSAM," or the "Sub-Adviser") is the investment sub-adviser of the Fund. The Sub-Adviser provides investment advice and portfolio management services pursuant to an investment sub-advisory agreement and, subject to the supervision of the Adviser and the Company's Board of Directors, makes the Fund's investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments.

    The Sub-Adviser is entitled to receive sub-advisory fees computed daily and paid monthly. If the average daily net assets of the Fund during the monthly period are less than or equal to $500 million, the Adviser shall pay MSAM one-half of the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period. If the Fund's average daily net assets for the monthly period are greater than $500 million, the Adviser shall pay MSAM a fee for such monthly period equal to the greater of (a) one-half of what the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period would have been had the Fund's average daily net assets during such period been equal to $500 million, or (b) forty-five percent of the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period.



    MSAM, with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad. At June 30, 1998, MSAM had, together with its affiliated institutional investment management companies, assets under management (including assets under fiduciary advisory control) totaling approximately $169 billion.



PORTFOLIO MANAGERS.



    Kurt A. Feuerman and Margaret Kinsley Johnson have primary portfolio management responsibility for the Fund's assets. Kurt Feuerman is a Managing Director of the Sub-Adviser. Prior to joining the Sub-Adviser in July 1993, he spent over three years in Morgan Stanley & Co. Incorporated's ("Morgan Stanley") Research Department where he was responsible for restaurant, gaming and emerging growth stocks. Before joining Morgan Stanley, Mr. Feuerman was a Managing Director at Drexel Burnham Lambert, where he had been an equity analyst since 1984. Mr. Feuerman earned a B.A. degree from McGill University, an M.A. from Syracuse University, and an M.B.A. from Columbia University. Margaret Johnson is a Principal of the Sub-Adviser. She joined Morgan Stanley in 1984 as a marketing analyst. She became an equity analyst in 1986 and a portfolio manager in 1989. She holds a B.A. degree from Yale College and is a Chartered Financial Analyst.



    ADMINISTRATOR. The Administrator provides the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services provided under the Administration Agreement are subject to the supervision of the officers and Board of Directors of the Company and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The Administration Agreement also provides that the Adviser through its agents will provide the Company dividend disbursing and transfer agent services. For its services under the Administration Agreement, the Company pays the Adviser a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund.



    Under a sub-administration agreement between the Adviser and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, provides certain administrative services to the Company. The Administrator supervises and monitors such administrative services provided by CGFSC. The services provided under the administration agreement are subject to the supervision of the Board of Directors of the Company. The Board of Directors of the Company has approved the provision of services described above pursuant to the sub-administration agreement as being in the best interests of the Company. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information on the administration agreement, see "Management of the Company" in the Statement of Additional Information.


    DIRECTORS AND OFFICERS. Pursuant to the Company's Articles of Incorporation, the Board of Directors decides upon matters of general policy and review the actions of the Adviser, Sub-Adviser, Administrator and Distributor. The Officers of the Company conduct and supervise its daily business operations.


    DISTRIBUTOR. Van Kampen Funds Inc. (the "Distributor") serves as the distributor of the shares of the Company. Under its distribution agreement (the "Distribution Agreement") with the Company, the Distributor sells shares of the Company upon the terms and at the current offering price described in this Prospectus. The Distributor is not obligated to sell any specific number of shares of the Company.

    The Company currently offers Class A shares, Class B shares and Class C shares of the Fund. The Company may in the future offer one or more classes of shares for the Fund that may have sales charges or other distribution charges or a combination thereof different from those of the classes currently offered.



    The Board of Directors of the Company has approved and adopted the Distribution Agreement for the Company and a Plan for each class of the Fund pursuant to Rule 12b-1 under the 1940 Act (each a "Plan" and together, the "Plans"). Under each Plan, the Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid no more frequently than monthly, at a maximum rate of up to 0.75% of the Class B shares and Class C shares of the Fund, on an annualized basis of the average daily net assets of such classes. The actual amount of such compensation is based upon the expenses incurred by the Distributor. With respect to Class B shares, the Distributor expects to utilize substantially all of its fee to reimburse itself for commissions paid to investment dealers, banks or financial services firms that provide distribution services ("Participating Dealers"). With respect to the Class C shares, the Distributor expects to reallocate substantially all of its fee to such Participating Dealers. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares. Class A shares, Class B shares and Class C shares are subject to a service fee at an annual rate of 0.25% on an annualized basis of the average daily net assets of such class of shares of the Fund. In addition to such payments, the Adviser or its affiliates may pay certain expenses associated with activities which might be construed to be financing the sale of the Fund's shares, including payments to third parties that provide assistance in the distribution effort (in addition to selling shares and providing shareholder services). Any payments by the Adviser or its affiliates will be made directly from their assets and will not be made from the assets of the Company or by the assessment of a charge on shares.



    The Plans obligate the Fund to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plans do not obligate the Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan. Thus, under each Plan, even if the Distributor's actual expenses exceed the fee payable to it thereunder at any given time, the Fund will not be obligated to pay more than that fee.



    Each Plan for a class of Company shares, under the terms of Rule 12b-1, will remain in effect only if approved at least annually by the Company's Board of Directors, including those directors who are not "interested persons" of the Company as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related thereto ("12b-1 Directors"). Each Plan may be terminated at any time by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the applicable class of the Fund. The fee set forth above will be paid by the appropriate class to the Distributor unless and until a Plan is terminated or not renewed. The Company intends to operate each Plan in accordance with its terms and the NASD Conduct Rules concerning sales charges.



    PAYMENTS TO FINANCIAL INSTITUTIONS. The Adviser or its affiliates may compensate certain financial institutions for the continued investment of their customers' assets in the Fund pursuant to the advice of such financial institutions. These payments will be made directly by the Adviser or its affiliates from their assets, and will not be made from the assets of the Company or by the assessment of a sales charge on shares. Such financial institutions may also perform certain shareholder or recordkeeping services that would otherwise be performed by Van Kampen Investor Services Inc. The Adviser may elect to enter into a contract to pay the financial institutions for such services.



    EXPENSES. The Fund is responsible for payment of certain other fees and expenses (including professional fees, custodial fees and printing and mailing costs) specified in the Administration and Distribution Agreements.

                               PURCHASE OF SHARES

GENERAL

    The Company offers three classes of shares to the public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "Participating Dealers."

    Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. The $500 minimums may be waived by the Distributor for plans involving periodic investments. Shares of the Company may be sold in foreign countries where permissible. The Company and the Distributor reserve the right to refuse any order for the purchase of shares. The Company also reserves the right to suspend the sale of the Company's shares in response to conditions in the securities markets or for other reasons.


    Shares of the Company may be purchased on any business day through Participating Dealers. Shares may also be purchased by completing the application accompanying this Prospectus and forwarding the application, through the Participating Dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly-owned subsidiary of Van Kampen. When purchasing shares of the Company, investors must specify whether the purchase is for Class A shares, Class B shares or Class C shares.


    Shares are offered at the next determined net asset value per share, plus an initial or contingent deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. See "Valuation of Shares" for a further description of net asset value computations.


    Generally, the net asset values per share of the Class A shares, Class B shares and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by a Participating Dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by Participating Dealers after the close of the New York Stock Exchange (the "NYSE") are priced based on the net asset value per share calculated after the next day's close provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of Participating Dealers to transmit orders received by them to the Distributor so they will be received prior to such time.


    Each class of shares represents an interest in the same portfolio of investments, has the same rights and is identical in all respects, except that
(i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution fees) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan to which its distribution fee or service fee is paid, (iii) Class B shares are subject to a conversion feature, (iv) each class has different exchange privileges and (v) each class has different shareholder service options available. The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the higher distribution fees associated with such class of shares. Sales personnel of Participating Dealers distributing the Company's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.


    In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperments. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and contingent deferred sales charges on Class B shares prior to conversion or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Fund Expenses" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases shares at net asset value, as described herein under "Purchase of Shares -- Class A Shares." For these reasons, it is presently the policy of the Distributor not to accept any order of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares as it ordinarily would be more beneficial for such investor to purchase Class A shares.

    Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for most accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a contingent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares will be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A or Class B shares, rather than Class C shares.


    Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, prefer not to pay redemption charges and/or have a longer-term investment horizon. Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon and/ or desire a short contingent deferred sales charge schedule.


    The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any CDSC incurred upon redemption within five years or one year, respectively, of purchase. Investors should understand that the purpose and function of the CDSC and ongoing distribution fee with respect to Class B shares and Class C shares are the same as those of the initial sales charge with respect to Class A shares. See "Distribution Plans."


    The Distributor may from time to time implement programs under which a Participating Dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any Participating Dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the Participating Dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Company. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Company. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to Participating Dealers that have sold or may sell significant amounts of shares during specified periods of time. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. All of the foregoing payments are made by the Distributor out of its own assets. These programs will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale.


CLASS A SHARES


    The public offering price of Class A shares is the next determined net asset value per share plus a sales charge, as set forth herein.

SALES CHARGE TABLE

                                                                                                  REALLOWED TO DEALERS
                                                               AS % OF      AS % OF NET AMOUNT      (AS % OF OFFERING
SIZE OF INVESTMENT                                         OFFERING PRICE        INVESTED                PRICE)
---------------------------------------------------------  ---------------  -------------------  -----------------------
Less than $50,000........................................          5.75               6.10                   5.00
$50,000 but less than $100,000...........................          4.75               4.99                   4.00
$100,000 but less than $250,000..........................          3.75               3.90                   3.00
$250,000 but less than $500,000..........................          2.75               2.83                   2.25
$500,000 but less than $1,000,000........................          2.00               2.04                   1.75
$1,000,000 or more*......................................         *                  *                      *

------------------------------


* No initial sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% in the event of certain redemptions within one year of the purchase. A commission will be paid to brokers, dealers or financial intermediaries who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the excess over $3 million. See "Purchase of Shares -- Purchase of Class B Shares" and "-- Purchase of Class C Shares" for additional information with respect to contingent deferred sales charges.


    In addition to the reallowances from the applicable public offering price described herein, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to Participating Dealers that sell shares of the Company. Participating Dealers which are reallowed all or substantially all of the sales charges may be deemed to be underwriters for purposes of the 1933 Act. The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Company for their clients a transaction fee up to the level of the reallowance allowable to Participating Dealers described herein. Such financial institutions, other industry professionals and Participating Dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate.

    The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Company. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

QUANTITY DISCOUNTS

    Investors purchasing Class A shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

    Investors or their Participating Dealers must notify the Company whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their Participating Dealer or the Distributor.


    A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age, and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.


    The phrase "Participating Funds," as used herein, refers to certain open-end investment companies advised by the Adviser or Van Kampen Asset Management Inc. and distributed by the Distributor as determined from time to time by the Company's Board of Directors.


    VOLUME DISCOUNTS. The size of investment shown in the preceding sales charge tables applies to the total dollar amount being invested by any person in shares of the Fund or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

    CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding tables may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

    LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding tables also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the sales charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchased amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustments in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application form accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

    Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Company or the Distributor. The Company reserves the right to modify or terminate these arrangements at any time.

    UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Company permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Company at net asset value with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Company and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the Participating Dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their Participating Dealer or the Distributor.


    The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each participating investor in a computerized format fully compatible with Investor Services' processing system.



    As further requirements for obtaining these special benefits, the Company also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Company will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Company reserves the right to modify or terminate this program at any time.



    NAV PURCHASE OPTIONS. Class A shares of the Fund may be purchased at net asset value per share without an initial sales charge, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


        (1) Current or retired trustees of funds advised by the Adviser or Van Kampen Asset Management, Inc. and such persons' families and their beneficial accounts.

        (2) Current or retired trustees, officers and employees of Morgan Stanley Group Inc. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.

        (3) Trustees, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

        (4) Registered investments advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay Participating Dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

        (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through national wirehouse alliance programs subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further detail with respect to such alliance programs.

        (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

        (7) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.


        (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided that (1) the initial amount invested in the Participating Funds is at least $500,000 or
    (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Section 403(b) and similar accounts for which Van Kampen Trust Company ("Van Kampen Trust") serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales up to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.



        (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and other Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participant's account in connection with this privilege will be subject to a contingent deferred sales charge of one percent in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next million and 0.50% on the excess over $3 million.


    The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents, and a person's spouse's parents.

    Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described herein under "Distribution Plans" on purchases made as described in (3) through
(9) above.



    The Company may terminate, or amend the terms of, offering shares of the Fund at net asset value to the foregoing groups at any time.


PURCHASE OF CLASS B SHARES


    Class B shares of the Fund may be purchased at net asset value without an initial sales charge. However, a CDSC will be imposed on certain Class B shares redeemed within five years of purchase. The charge is assessed on an amount equal to the lesser of the then-current market value of the Class B shares redeemed or the total cost of such shares. Accordingly, the CDSC will not be applied to dollar amounts representing an increase in the net asset values above the initial purchase price of the shares being redeemed. In addition, no charge is assessed on redemptions of Class B shares derived from reinvestment of dividends or capital gains distributions.


    In determining whether the CDSC is applicable to a redemption, the calculation is made in the manner that results in the lowest possible rate. Therefore, it is assumed that the redemption is first of any Class B shares in the shareholder's account that represent reinvested dividends and/or distributions, and/or of Class B shares held longer than five years after purchase, and next of Class B shares held the longest during the initial five-year period after purchase. The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase of Class B shares until the redemption of such shares (the "holding period"). The following table sets forth the rates of the CDSC.

CONTINGENT DEFERRED SALES CHARGE

                                                                                SALES CHARGE AS
                                                                               PERCENTAGE OF THE
YEAR SINCE PURCHASE                                                              DOLLAR AMOUNT
PAYMENT WAS MADE                                                               SUBJECT TO CHARGE
----------------------------------------------------------------------------  -------------------
First.......................................................................            5.00%
Second......................................................................            4.00%
Third.......................................................................            3.00%
Fourth......................................................................            2.50%
Fifth.......................................................................            1.50%
Thereafter..................................................................             None*

------------------------------

* As described more fully below, Class B shares automatically convert to Class A shares after the eighth year following purchase.


    Proceeds from any CDSC are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution-related services to the Company in connection with the sale of the Class B shares. The Distributor will make payments to the Participating Dealers that handle the purchases of such shares at a rate not in excess of 4.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers a portion of its distribution fee under the Rule 12b-1 Plan, as described under "Management of the Company -- Distributor" above. Additionally, the Distributor may pay additional promotional incentives, in the form of cash or other compensation, to authorized dealers that sell Class B shares of the Fund. The combination of the CDSC and the distribution fee facilitates the ability of the Company to sell the Class B shares without a sales charge being deducted at the time of purchase.


    AUTOMATIC CONVERSION TO CLASS A SHARES. After the eighth year following purchase, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution fees. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. Under current tax law, the conversion is not a taxable event to the shareholder.

PURCHASE OF CLASS C SHARES


    Class C shares of the Fund may be purchased at the net asset value per share and such shares are subject to a CDSC at the rate of 1.00% of the lesser of the current market value of the shares redeemed or the total cost of such shares for shares that are redeemed within one year of purchase. The Distributor will generally make payments to the Participating Dealers that handle the purchases of such shares at the rate of up to 1.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers most of its distribution fee, with respect to such shares, under the Rule 12b-1 Plan for such class of shares, as described under "Management of the Company -- Distributor" above. In determining whether a CDSC is payable, and, if so, the amount of the fee or charge, it is assumed that shares not subject to such fee or charge are the first redeemed.


WAIVER OF CDSC


    The CDSC will be waived on the redemption of Class B or Class C shares (i) following the death or initial determination of disability (as defined in the Code) of a shareholder; (ii) certain distributions from an IRA or other retirement plan; (iii) to the extent that shares redeemed have been withdrawn from a Systematic Withdrawal Plan, up to a maximum of 12% per year from a shareholder account based on the value of the account at the time the Withdrawal Plan is established; (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares; or (v) effected pursuant to the right of the Company to liquidate a shareholder's account as described herein under "Redemption of Shares." A shareholder, or their representative, must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver. The shareholder is responsible for providing sufficient documentation to the Transfer Agent to verify the existence of such circumstances. For information on the imposition and waiver of the CDSC, contact Investor Services at 1-800-282-4404.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS


    No initial sales charge or CDSC will be payable on the shares of the Fund or classes thereof purchased through the automatic reinvestment of dividends and distributions on shares of the Fund.


REINSTATEMENT PRIVILEGE OF EACH CLASS


    A shareholder who has redeemed Class A shares of a Participating Fund may reinvest up to the full amount received at net asset value per share at the time of the reinvestment in Class A shares of the Fund without payment of a sales charge. A shareholder who has redeemed Class B shares of a Participating Fund and paid a CDSC upon such redemption may reinvest up to the full amount received upon redemption in Class A shares of the Fund at net asset value per share with no initial sales charge. A Class C shareholder who has redeemed shares of a Participating Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of the Fund with credit given for any CDSC paid upon such redemption. The reinstatement privilege as to any specific Class A, Class B or Class C shares must be exercised within 180 days of the redemption. The Transfer Agent must receive from the shareholder or the shareholder's Participating Dealer both a written request for reinstatement and a check or wire which does not exceed the redemption proceeds. The written request must state that the reinstatement is made pursuant to this reinstatement privilege. If a loss is realized on the redemption of Class A shares, the reinstatement may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinstatement privilege may be terminated or modified at any time. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust for repayment of principal (and interest) on their borrowings. See the Statement of Additional Information for further discussion of waiver provisions.


                              SHAREHOLDER SERVICES

    The Company offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Company at any time.

    INVESTMENT ACCOUNT. Each shareholder has an investment account under which shares are held by Investor Services. Investor Services acts as transfer agent for the Company and performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder will receive statements at least quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to Investor Services.


    SHARE CERTIFICATES. Generally, the Company will not issue share certificates. However, upon written or telephone request to the Company, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Company. A shareholder will be required to surrender such certificates upon redemption or transfer thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Series Fund, Inc. c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.


    REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the applicable Fund. Such shares are acquired at net asset value (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, or in writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Dividends and Distributions."


    AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.



    DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus or by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, elect to have all dividends and other distributions paid on a class of shares of the Company invested into shares of the same class of any Participating Fund so long as a pre-existing account for such class of shares exists for such shareholder. Both accounts must also be of the same type, either non-retirement or retirement. Any two non-retirement accounts can be used. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual.


    If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the portfolio into which distributions would be invested. Distributions are invested into the selected portfolio at its net asset value as of the payable date of the distribution only if shares of such selected portfolio have been registered for sale in the investor's state and are currently available for sale.


    RETIREMENT PLANS. Eligible investors may establish IRAs; SEP; pension and profit sharing plans; 401(k) plans; or Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

    EXCHANGE PRIVILEGE. Shares of the Fund or any Participating Fund may be exchanged with shares of the same class of another Participating Fund based on the net asset value per share of each fund on the date of exchange, subject to certain limitations. Before effecting an exchange, shareholders in the Company should obtain and read a current prospectus of the Participating Funds into which the exchange is to be made. SHAREHOLDERS MAY ONLY EXCHANGE INTO SUCH OTHER PARTICIPATING FUNDS AS ARE LEGALLY AVAILABLE FOR SALE IN THEIR STATE AND ARE CURRENTLY AVAILABLE FOR SALE.



    To be eligible for exchange, shares of a Fund generally must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of a Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.



    Class A shares of a Participating Fund that generally imposes an initial sales charge are not subject to any sales charge upon exchange into another Participating Fund. Class A shares of a Participating Fund that does not impose an initial sales charge will be subject to the applicable sales charge of the Participating Fund being obtained in the exchange.


    No sales charge is imposed upon the exchange of a Class B share or a Class C share. The CDSC schedule, conversion schedule and holding period applicable to a Class B share or a Class C share acquired through the exchange privilege is determined by reference to the Participating Fund from which such share originally was purchased.

    Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.


    A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at
(800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. See "Redemption of Shares -- Telephone Transaction Procedures" for more information. The exchange will take place at the relative net asset value per share of the shares next determined after receipt of such request with adjustment for any additional sales charge. Any shares exchanged begin earning dividends on the next business day after the exchange is affected. If the exchanging shareholder does not have an account in the Participating Fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or dividend diversification options for the new account, an exchanging shareholder must file a specific written request. The Company reserves the right to reject any order to acquire its shares through exchange. In addition, the Company may restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


    SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. Investors whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the principal, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25.


    The CDSC on Class B and Class C shares is waived for withdrawals under the Systematic Withdrawal Plan of a maximum 1% per month, 3% per quarter, 6% semiannually or 12% annually, of the value of a shareholder's account at the time the Systematic Withdrawal Plan was commenced. Under this CDSC waiver policy, amounts withdrawn each period will be paid by redeeming first shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If shares subject to a CDSC must be redeemed, shares held for the longest period of time will be redeemed first and continuing with shares held the next longest period of time until shares held the shortest period of time are redeemed.

    Under the plan, sufficient shares of the Company are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Company reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.

    AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing to Investor Services or by calling 1-800-282-4404. A shareholder's bank may charge a fee for ACH transfers.


    TRANSFER OF REGISTRATION. You may transfer the registration of any of your Company shares to another person by writing to the Company c/o Van Kampen Investor Services, Inc., P.O. Box 418256, Kansas City, Missouri 64141-9256. As in the case of redemptions, the written request must be received in "good order" before any transfer can be made. Shares held in broker street name may be transferred only by contacting your Participating Dealer.



    INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.van-kampen.com for further instruction. Van Kampen and its subsidiaries, including Investor Services (collectively, "VK"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, neither VK nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


                              REDEMPTION OF SHARES


    Shareholders may redeem for cash some or all of their shares without charge by the Company (other than, any applicable CDSC) at any time by sending a written request in proper form directly to the Company c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through a Participating Dealer or by calling the Company. See "Purchase of Shares" for a discussion of applicable CDSC levels.


    WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to Investor Services, the redemption request should indicate the number of shares or dollars to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, additional documents may be necessary. The redemption price is the net asset value per share next determined after the request is received by Investor Services in proper form. Payment for shares redeemed will ordinarily be made by check mailed within seven business days after acceptance by Investor Services of the request and any other necessary documents in proper order.


    DEALER REDEMPTION REQUESTS. Shareholders may redeem shares through their securities dealer, who will submit the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value per share next calculated after an order is received, less any applicable CDSC, by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a redemption request prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the redemption request. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days to the dealer.



    TELEPHONE REDEMPTION REQUESTS. The Company permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Company at (800) 287-4404, or (800) 772-8889 for the hearing impaired, to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. See "Telephone Transaction Procedures" for more information. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Company's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., Eastern Time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


    For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address or bank account of record has been changed within 30 days prior to a telephone redemption request. The Company reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.


    REDEMPTION UPON DEATH OR DISABILITY. The Company will waive the CDSC on redemptions following the death or disability of holders of Class B shares and Class C shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Company does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B shares and Class C shares.



    In cases of death or disability, the CDSCs on Class B shares and Class C shares will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of death or the initial determination of disability. This waiver of the CDSC on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.


    GENERAL REDEMPTION INFORMATION. If the shares to be redeemed have been recently purchased by check, Investor Services may delay mailing a redemption check or wiring redemption proceeds until it confirms that the purchase check has cleared, usually a period of up to 15 days. In addition, the redemption payment may be delayed or the right of redemption suspended by the Fund pursuant to rules of the SEC.


    The Company may redeem any shareholder account with a value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days' advance written notice of any such involuntary redemption will be given and the shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value per share without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.



    A custodian of a retirement plan account may charge fees based on the custodian's fee schedule. IRA redemption requests should be sent to the IRA custodian to be forwarded to Investor Services. Where Van Kampen Trust serves as IRA custodian, special IRA, 403(b)(7), or Keogh redemption forms must be obtained from and be forwarded to Van Kampen Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information. Reinstatement privileges (as otherwise described under "Purchase of Shares -- Reinstatement Privilege of Each Class" above) also extend to participants in eligible retirement plans held or administered by Van Kampen Trust who repay the principal and interest on their borrowings from such plans.


    FOR SHARES HELD IN BROKER STREET NAME, YOU CANNOT REQUEST REDEMPTION BY TELEPHONE OR BY MAIL; SUCH SHARES MAY BE REDEEMED ONLY BY CONTACTING YOUR PARTICIPATING DEALER.


    TELEPHONE TRANSACTION PROCEDURES. VK and the Company employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VK nor the Company will be liable for following instructions which it reasonably believes to be genuine. VK and the Company may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.


                              VALUATION OF SHARES


    Net asset value is calculated separately for each class of shares of the Fund. The net asset value per share of each class of shares of the Fund is determined by dividing the total fair market value of the investments and other assets attributable to such class of shares, less all liabilities attributable to such class of shares, by the total number of outstanding shares of such class of shares. Net asset value per share of the Fund is determined as of the regular close of the NYSE (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. Securities listed on a securities exchange for which market quotations are available are valued at their closing price. If no closing price is available, such securities will be valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers.


    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or, when stock exchange valuations are used, at the closing price, or if that is unavailable, the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used. The "amortized cost" method of valuation does not take into account unrealized gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.


    The value of other assets and securities for which no quotations are readily available (including illiquid and unlisted foreign securities) and those securities for which it is inappropriate to determine prices in accordance with the above procedures are determined in good faith at fair value using methods determined by the Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars at the mean of the bid price and asked price of such currencies against the U.S. Dollar as quoted by a major bank.

                             PORTFOLIO TRANSACTIONS


    The Adviser and the Sub-Adviser select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund. The Adviser and the Sub-Adviser may, consistent with NASD rules, place portfolio orders with qualified broker-dealers who recommend the Fund to their clients or who act as agents in the purchase of shares of the Fund for their clients.


    Subject to the overriding objective of obtaining the best execution of orders, the Adviser and the Sub-Adviser may allocate a portion of the Company's portfolio brokerage transactions to Morgan Stanley & Co. Incorporated ("Morgan Stanley"), an affiliate of the Adviser and the Sub-Adviser, or broker affiliates of Morgan Stanley under procedures adopted by the Board of Directors. For such portfolio transactions, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers for comparable transactions involving similar securities being purchased or sold during a comparable period of time.


    Although the objective of the Fund is not to invest for short-term trading, the Fund will seek to take advantage of trading opportunities as they arise to the extent they are consistent with the Fund's objective. Accordingly, investment securities may be sold from time to time without regard to the length of time they have been held. The Fund anticipates that its annual portfolio turnover rate will not exceed 100% under normal circumstances but market conditions could result in portfolio activity at a greater or lesser rate than anticipated. High portfolio turnover (i.e. 100% or more) involves correspondingly greater transaction costs which will be borne directly by the Fund. In addition, high portfolio turnover may result in more capital gains which would be taxable to the shareholders of the Fund.


                            PERFORMANCE INFORMATION


    The Company may from time to time advertise total return of the Fund. THESE FIGURES WILL BE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows what an investment in the Fund would have earned over a specified period of time (such as one, three, five or ten years) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period. Total return does not take into account any federal or state income tax consequences to shareholders subject to tax. The Company may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc. and Morgan Stanley Capital International.

                          DIVIDENDS AND DISTRIBUTIONS


    Shareholders will automatically be credited with all dividends and distributions in additional shares at net asset value, without payment of any sales charge of the Fund, except that, upon written notice to the Company or by checking off the appropriate box in the account application form, a shareholder may elect to receive dividends and/or distributions in cash.



    The Fund expects to distribute substantially all of its net investment income in the form of annual dividends. The Fund expects to distribute net realized gains, if any, annually. Confirmations of the purchase of shares of the Fund through the automatic reinvestment of income dividends and capital gains distributions will be provided, pursuant to Rule 10b-10(b) under the Securities Exchange Act of 1934, as amended, on the next quarterly client statement following such purchase of shares. Consequently, confirmations of such purchases will not be provided at the time of completion of such purchases, as might otherwise be required by Rule 10b-10.



    Any undistributed net investment income and undistributed realized gains increase the Fund's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" or "ex-distribution" date, the net asset value per share excludes the dividend or distribution (i.e., is reduced by the per share amount of the dividend or distribution). Dividends and distributions paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders subject to tax.


    Expenses of the Company allocated to a particular class of shares of the Fund will be borne on a pro rata basis by each outstanding share of that class.

                                     TAXES


TAX STATUS OF THE FUND



    The following summary of certain federal income tax consequences is based on current federal income tax laws and regulations, which may be changed by legislative, judicial or administrative action, possibly with retroactive effect. See also the tax sections in the Statement of Additional Information.



    No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.



    The Fund is generally treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to the Fund separately, rather than to the Company as a whole. Accordingly, net long-term and short-term capital gains, net income and operating expenses will be determined separately for the Fund.



    The Fund intends to qualify for and to elect the special tax treatment afforded "regulated investment companies" ("RICs") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss, less any available capital loss carryforward) which is distributed to its shareholders.



DISTRIBUTIONS AND DISPOSITIONS



    The Fund distributes substantially all of its net investment income (including, for this purpose, net short-term capital gain) to its shareholders. Dividends paid by the Fund from its net investment income will be taxable to the shareholders of the Fund as ordinary income, whether received in cash or in additional shares, if the shareholder is subject to tax. Dividends paid by the Fund attributable to dividends received with respect to shares of domestic corporations may qualify for the dividends-received deduction for corporations.



    Distributions of net capital gains ("capital gain dividends") are taxable to shareholders subject to tax as long-term capital gains, regardless of how long the shareholder has held the Fund's shares. Capital gain dividends are not eligible for the corporate dividends-received deduction. The Fund will make annual reports to shareholders of the federal income tax status of all distributions. See the discussion below for a summary of the tax rates applicable to capital gains (including capital gain dividends).

    The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and net capital gains prior to the end of each calendar year to continue to qualify as an RIC under the Code and to avoid liability for federal income and excise taxes.



    Dividends and other distributions declared by the Fund in October, November and December that are payable as of a record date in such month and are paid at any time during January of the following year are treated as having been paid by the Fund and received by the shareholders on December 31st of the year in which they are declared.



    The sale, exchange or redemption of shares may result in taxable gain or loss to the selling, exchanging or redeeming shareholder, depending upon whether the fair market value of the sale, exchange or redemption proceeds exceeds or is less than the shareholder's adjusted tax basis in the sold, exchanged or redeemed shares. If capital gain dividends have been paid with respect to shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of such capital gain dividends. Shareholders may also be subject to state and local taxes on distributions from the Fund.



    The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers is the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.



    THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS AND SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.


                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK


    The Company was organized as a Maryland corporation on August 14, 1992 under the name Morgan Stanley Fund, Inc. On July 14, 1998, the Company adopted its current name. The Amended Articles of Incorporation currently permit the Company to issue 28.5 billion shares of common stock, par value $.001 per share. Pursuant to the Company's By-Laws, the Board of Directors may increase the number of shares the Company is authorized to issue without the approval of the shareholders of the Company. The Board of Directors has the power to designate one or more classes of shares of common stock and to classify and reclassify any unissued shares with respect to such classes.



    The shares of the Fund, when issued, will be fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Except as described herein, the shares have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Under Maryland law, the Company is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act. Any person or organization owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund.


REPORTS TO SHAREHOLDERS

    The Company will send to its shareholders annual and semi-annual reports; the financial statements appearing in annual reports are audited by independent accountants.

    In addition, the Company or Investor Services will send to each shareholder having an account directly with the Company a quarterly statement showing transactions in the account, the total number of shares owned, and any dividends or distributions paid. In addition, when a transaction occurs in a shareholder's account, the Company or Investor Services will send the shareholder a confirmation statement showing the same information.

CUSTODIAN

    Domestic securities and cash are held by Chase, which is not an affiliate of the Adviser, the Sub-Adviser or the Distributor. Morgan Stanley Trust Company, Brooklyn, New York ("Morgan Stanley Trust"), acts as the Company's custodian for foreign assets held outside the United States and employs subcustodians who were approved by the Directors of the Company in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. Morgan Stanley Trust may also hold certain domestic assets for the Company. Morgan Stanley Trust is an affiliate of the Adviser, the Sub-Adviser and the Distributor. For more information on the custodians, see "General Information -- Custody Arrangements" in the Statement of Additional Information.

DIVIDEND DISBURSING AND TRANSFER AGENT

    Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, Missouri 64141-9256, acts as dividend disbursing and transfer agent for the Company.

INDEPENDENT ACCOUNTANTS


    PricewaterhouseCoopers LLP, 200 East Randolph Street, Chicago, Illinois 60601, serves as independent accountants for the Company and audits its annual financial statements.

                                   APPENDIX A
                     DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS:

    Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S RATINGS GROUP -- CORPORATE BOND RATINGS:

    AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

    A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C -- The rating C is reserved for income bonds on which no interest is being paid.

    D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

--------------------------------------------------------------------------------


                                   VAN KAMPEN
                           GROWTH AND INCOME FUND II



                                 A PORTFOLIO OF
                          VAN KAMPEN SERIES FUND, INC.


        ----------------------------------------------------------------


                                   PROSPECTUS



                               SEPTEMBER 30, 1998


                                     [LOGO]

                          VAN KAMPEN SERIES FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION



    Van Kampen Series Fund, Inc. (the "Company") is an open-end management investment company. The Company currently consists of twenty-three investment portfolios designed to offer a range of investment choices (each, a "Fund" and collectively, the "Funds"). The Company is designed to make available to investors the expertise of (i) Van Kampen Investment Advisory Corp. as an investment adviser (the "Adviser") and administrator (the "Administrator") to the Funds, (ii) Morgan Stanley Asset Management Inc. ("MSAM"), a sub-adviser (a "Sub-Adviser") to the Funds, other than the Van Kampen Mid Cap Growth Fund and Van Kampen Value Fund and (iii) Miller, Anderson & Sherrerd, LLP ("MAS"), a sub-adviser (a "Sub-Adviser") to the Van Kampen Mid Cap Growth Fund and Van Kampen Value Fund. As of the date hereof, the Van Kampen Emerging Markets Debt Fund, Van Kampen European Equity Fund, Van Kampen Growth and Income Fund II, Van Kampen Japanese Equity Fund, Van Kampen Mid Cap Growth Fund, Morgan Stanley Tax-Free Money Market Fund and Van Kampen Global Franchise Fund have not commenced a continuous offering of shares.



    This Statement of Additional Information "SAI" is not a prospectus but should be read in conjunction with the Company's prospectuses dated September 30, 1998, as amended and supplemented from time to time (each a "Prospectus" and together, the "Prospectuses"). To obtain the Prospectuses, please call the Van Kampen Series Fund, Inc. at:


                                 1-800-341-2911

                                 --------------

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
INVESTMENT OBJECTIVES AND POLICIES......   2
FEDERAL INCOME TAX......................  15
FEDERAL INCOME TAX TREATMENT OF FORWARD
 CURRENCY CONTRACTS AND EXCHANGE RATE
 CONTRACTS..............................  18
TAXES AND FOREIGN SHAREHOLDERS..........  19
PURCHASE OF SHARES......................  19
REDEMPTION OF SHARES....................  19
INVESTMENT LIMITATIONS..................  21
DETERMINING MATURITIES OF CERTAIN
 INSTRUMENTS............................  26
MANAGEMENT OF THE COMPANY...............  26
MONEY MARKET FUND NET ASSET VALUE.......  37
PORTFOLIO TRANSACTIONS..................  38
PERFORMANCE INFORMATION.................  38
GENERAL INFORMATION.....................  45
DESCRIPTION OF SECURITIES AND RATINGS...  46
FINANCIAL STATEMENTS....................  48



Date: September 30, 1998

                       INVESTMENT OBJECTIVES AND POLICIES


    The following policies (listed in alphabetical order) supplement the investment objectives and policies set forth in the Company's Prospectuses with respect to the Company's twenty-three Funds: Van Kampen Global Fixed Income Fund, Van Kampen Worldwide High Income Fund, Van Kampen High Yield & Total Return Fund, Van Kampen American Value Fund, Van Kampen Aggressive Equity Fund, Van Kampen U.S. Real Estate Fund, Van Kampen Global Equity Allocation Fund, Van Kampen Asian Growth Fund, Van Kampen Emerging Markets Fund, Van Kampen Latin American Fund, Van Kampen International Magnum Fund, Van Kampen Japanese Equity Fund, Van Kampen Growth and Income Fund II, Van Kampen European Equity Fund, Van Kampen Equity Growth Fund, Van Kampen Global Equity Fund, Van Kampen Emerging Markets Debt Fund, Van Kampen Mid Cap Growth Fund, Van Kampen Value Fund and Van Kampen Global Franchise Fund (collectively, the "Non-Money Funds") and Morgan Stanley Money Market Fund, Morgan Stanley Tax-Free Money Market Fund and Morgan Stanley Government Obligations Money Market Fund (collectively, the "Money Market Funds"). For ease of reference, the words "Van Kampen" or "Morgan Stanley," which begin the name of each Fund, are not used hereinafter.


EMERGING COUNTRY DEBT SECURITIES


    GENERAL. The Emerging Markets Debt and Worldwide High Income Funds' definition of emerging market country debt securities includes securities of companies that may have characteristics and business relationships common to companies in a country or countries other than an emerging market country. As a result, the value of the securities of such companies may reflect economic and market forces applicable to other countries, as well as to an emerging market country. The Adviser believes, however, that investment in such companies will be appropriate because the Funds will invest in those emerging market companies which, in its view, have sufficiently strong exposure to economic and market forces in an emerging market country such that their value will tend to reflect developments in such emerging market country to a greater extent than developments in another country or countries. For example, the Funds may invest in companies organized and located in countries other than an emerging market country, including companies having their entire production facilities outside of an emerging market country, when securities of such companies meet one or more elements of the Funds' definition of an emerging market country debt security and so long as the Adviser believes at the time of investment that the value of the company's securities will reflect principally conditions in such emerging market country.



    The Emerging Markets Debt Fund and Worldwide High Income Fund are subject to no restrictions on the maturities of the emerging market country debt securities they hold; those maturities may range from overnight to 30 years. The value of debt securities held by a Fund generally will vary inversely to changes in prevailing interest rates. A Fund's investments in fixed-rated debt securities with longer terms to maturity are subject to greater volatility than the Fund's investments in shorter-term obligations. Debt obligations acquired at a discount are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which are not subject to such discount.



    Government, government-related and restructured debt securities in emerging market countries will consist of (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participations in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging market countries, and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above. Such type of restructuring involves the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, a Fund's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.



    Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.



    Debt securities of corporate issuers in emerging market countries may include debt securities or obligations issued (i) by banks located in emerging market countries or by branches of emerging market country banks located outside the country or (ii) by companies organized under the laws of an emerging market country. Determinations as to eligibility will be made by the Adviser based on publicly available information and inquiries made to the issuer.


    Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S.

debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

    The Funds do not intend to invest in any security in a country where the currency is not freely convertible to U.S. Dollars, unless the Fund has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or the Fund has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Fund.


    The governments of some countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatization"). The Adviser believes that privatization may offer investors opportunities for significant capital appreciation and intends to invest assets of the Fund in privatization in appropriate circumstances. In certain countries, the ability of foreign entities, such as the Fund, to participate in privatization may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that any privatization programs in which the Fund participates will be successful.



    Several Latin American countries have adopted debt conversion programs, pursuant to which investors may use sovereign debt of a country, directly or indirectly, to make investments in local companies. The terms of the various programs vary from country to country although each program includes significant restrictions on the application of the proceeds received in the conversion and on the remittance of profits on the investment and of the invested capital. The Fund may participate in Latin American debt conversion programs. The Adviser will evaluate opportunities to enter into debt conversion transactions as they arise.



    BRADY BONDS. The Emerging Markets Debt Fund and Worldwide High Income Fund may invest in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. A Fund may purchase Brady Bonds either in the primary or secondary markets. The price and yield of Brady Bonds purchased in the secondary market will reflect the market conditions at the time of purchase, regardless of the stated face amount and the stated interest rate. With respect to Brady Bonds with no or limited collateralization, a Fund will rely for payment of interest and principal primarily on the willingness and ability of the issuing government to make payment in accordance with the terms of the bonds.


    U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held to the scheduled maturity of the defaulted Brady Bonds by the collateral agent, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

EQUITY-LINKED SECURITIES


    The Value Fund, Mid Cap Growth Fund, Global Equity Fund, Equity Growth Fund, European Equity Fund, Growth and Income Fund II, Aggressive Equity Fund and Global Franchise Fund may invest in equity-linked securities, including, among others, PERCS, ELKS, or LYONs, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. It is not possible to predict how equity-linked securities will trade in the secondary market or whether such market will be liquid or illiquid. The following are three examples of equity-linked securities. The Funds may invest in the securities described below or other similar equity-linked securities. There are certain risks of loss of principal in connection with investing in equity-linked securities, as described in the following examples of certain equity-linked securities.

    Preferred Equity Redemption Cumulative Stock ("PERCS") convert into common stock within three years regardless of the price at which the common stock trades. If the common stock is trading at a price that is at or below the cap, a Fund receives one share of common stock for each PERCS share. If the common stock is trading at a price that is above the cap, the Fund receives less than one share, with the conversion ratio adjusted so that the market value of the common stock received by the Fund equals the cap. Accordingly, a Fund is subject to the risk that if the price of the common stock is above the cap price at the maturity of the PERCS, the Fund will lose the amount of the difference between the price of the common stock and the cap. Such a loss could substantially reduce the Fund's initial investment in the PERCS and any dividends that were paid on the PERCS. PERCS also present risks based on payment expectations. If a PERCS issuer redeems the PERCS, the Fund may have to replace the PERCS with a lower yielding security, resulting in a decreased return for investors.

    The principal amount that Equity-Linked Securities ("ELKS") holders receive at maturity is based on the price of underlying common stock. If the common stock is trading at a price that is at or below the cap, a Fund receives for each ELKS share an amount equal to the average price of the common stock. If the common stock is trading at a price that is above the cap, the Fund receives the cap amount. Accordingly, a Fund is subject to the risk that if the price of the common stock is above the cap price at the maturity of the ELKS, the Fund will lose the amount of the difference between the price of the common stock and the cap. Such a loss could substantially reduce the Fund's initial investment in the ELKS and any dividends that were paid on the ELKS. An additional risk is that the issuer may "reopen" the issue of ELKS and issue additional ELKS at a later time or issue additional debt securities or other securities with terms similar to those of the ELKS, and such issuances may affect the trading value of the ELKS.

    The principal amount that Liquid Yield Option Notes ("LYONs") holders receive for LYONs, other than the lower-than-market yield at maturity, is based on the price of underlying common stock. If the common stock is trading at a price that is at or below the purchase price of the LYONs plus accrued original issue discount, a Fund receives only the lower-than-market yield, assuming the LYONs are not in default. If the common stock is trading at a price that is above the purchase price of the LYON's plus accrued original issue discount, the Fund will receive an amount above the lower-than-market yield on the LYONs, based on how well the underlying common stock performs. LYONs also present risks based on payment expectations. If a LYON's issuer redeems the LYONs, the Fund may have to replace the LYONs with a lower yielding security, resulting in a decreased return for investors.

EURODOLLAR AND YANKEE OBLIGATIONS

    Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

    Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.


EMERGENCE OF EASTERN EUROPEAN ECONOMIES



    In recent years there have been two key issues influencing the investment environment and economic conditions of Europe: the creation of the single market and the emergence of Eastern European economies. Both of these factors have helped European companies by opening up new markets for growth.



    In connection with efforts to create a single market, eleven of the fifteen member countries of the European Union are scheduled to establish fixed conversion rates between their existing sovereign currencies and a new common currency, the euro, effective January 1, 1999. The introduction of the euro is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. The participating countries will issue sovereign debt exclusively in the euro and will redenominate outstanding sovereign debt. Financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in euros. Monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank (ECB).



    The transition to the euro may change the economic environment and behavior of investors, particularly in European markets. For example, the process of implementing the euro may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.



    Governments across Europe have also initiated major privatization programs shifting a greater share of economic activity into the more efficient private sector. Private companies have sought quotation, following the need to compete in the capital markets, as much as in the market place for their products and services. Those companies already quoted have begun to appreciate the value of their being listed. To achieve a high rating on their equity, companies need to produce transparent accounts, communicate effectively with their shareholders and manage their businesses and assets to their shareholders' advantage. The restructuring, management incentives and rationalization of companies has lead to lower wage structures and greater flexibility. This has enabled European companies to match the competitive cost environment of developing economies.



    Demand for equity will grow hand in hand with supply; driven by pension fund reform, growth in life insurance, shifts in European investing from fixed income to equities and the emergence of European mutual funds. All of these factors together will improve the quality of the markets in which European equities are traded.


FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

    Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. Dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

    Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

    Performance indexed paper is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS


    The U.S. Dollar value of the assets of the Global Equity Fund, Global Equity Allocation Fund, Global Fixed Income Fund, Asian Growth Fund, Emerging Markets Fund, Emerging Markets Debt Fund, Latin American Fund, European Equity Fund, Japanese Equity Fund, International Magnum and Global Franchise Fund and to the extent they invest in assets denominated in foreign currencies, the Value Fund, Mid Cap Growth Fund, American Value Fund, Aggressive Equity Fund, Growth and Income Fund II, Equity Growth Fund, Worldwide High Income Fund and High Yield & Total Return Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.


    The Funds may enter into forward contracts in several circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. Dollar price of the security or the U.S. Dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when any of these Funds anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Fund to deliver an amount of foreign currency in excess of the value of such Fund's securities or other assets denominated in that currency.

    Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the management of the Company believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of each Fund will thereby be served. Except in circumstances where segregated accounts are not required by the 1940 Act and the rules adopted thereunder, the Company's Custodian will place cash or liquid assets into a segregated account of a Fund in an amount equal to the value of such Fund's total assets committed to the consummation of forward contracts. If the value of the securities placed in the segregated account declines, additional cash or assets will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of such Fund's commitments with respect to such contracts.

    The Funds generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

    If a Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Fund would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    The Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

    In addition, Funds may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. These Funds may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where two currencies are economically linked. A Fund's entry into forward contracts, as well as any use of proxy or cross hedging techniques, will generally require the Fund to hold liquid securities or cash equal to the Fund's obligations in a segregated account throughout the duration of the contract.

FUTURES CONTRACTS

    Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or a specific currency at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, index or currency, traded in the United States are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

    Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currencies, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.


    Unless otherwise limited herein, the Funds may sell indexed financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. An index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. Successful use of index futures will be subject to the Adviser's ability to predict correctly movements in the direction of the relevant securities market. No assurance can be given that the Adviser's judgment in this respect will be correct.



    Unless otherwise limited herein, the Funds may sell indexed financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. If the Adviser believes that a portion of a Fund's assets should be invested in emerging country securities but such investments have not been fully made and the Adviser anticipates a significant market advance, the Fund may purchase index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that it intends to purchase. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of such securities.


    Futures traders are required to make a good faith margin deposit in cash or liquid securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold for prices that may range upward from less than 5% of the value of the contract being traded.

    After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of an additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on its margin deposits.

    Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the underlying securities with futures contracts that they trade, and use futures contracts with the expectation of realizing profits from market fluctuations. The Funds intend to use futures contracts only for hedging purposes.


    Regulations of the CFTC applicable to the Funds require generally that all futures transactions constitute bona fide hedging transactions. A Fund may engage in futures transactions for other purposes so long as the aggregate initial margin and premiums required for such transaction will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Funds generally will only sell futures contracts to protect securities owned against declines in price or purchase contracts to protect against an increase in the price of securities intended for purchase. As evidence of this hedging interest, the Funds expect that approximately 75% of their respective futures contracts will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.


    Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.


    RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. None of the Funds will enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, none of the Funds will enter into futures contracts and options on futures contracts to the extent that the notional value of its outstanding obligations to purchase securities under such contracts would exceed 20% (50% for the Mid Cap Growth Fund, Value Fund, Equity Growth Fund, Emerging Markets Debt Fund and Global Equity Fund) of its total assets. See also, "Investment Limitations" for further restrictions applicable to the Funds.


    RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet its daily margin requirement at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.

    The Funds will minimize the risk that they will be unable to close out a futures contract by generally entering into futures which are traded on recognized international or national futures exchanges and for which there appears to be a liquid secondary market, however, the Funds may enter into over-the-counter futures transactions to the extent permitted by applicable law.


    The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the Funds engage in futures strategies only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, the Fund had invested in the underlying security or currency and sold it after the decline.


    Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities or currencies being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

    Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS ON FOREIGN CURRENCIES



    Unless otherwise limited herein, the Funds may attempt to accomplish objectives similar to those described above with respect to forward foreign currency exchange contracts and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives a Fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.


    The Funds noted above may purchase and write options on foreign currencies in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the value of the currency does decline, the Funds will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on their portfolios which otherwise would have resulted. Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Funds may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Funds derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options which would require them to forego a portion or all of the benefits of advantageous changes in such rates.

    Funds may write options on foreign currencies for the same purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

    Funds may only write covered call options on foreign currencies. A call option written on a foreign currency by the portfolio is "covered" if the Fund owns the underlying foreign currency covered by the call, an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) or upon conversion or exchange of other foreign currency held in its portfolio. A written call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid securities in a segregated account with the Custodian, or (c) maintains in a segregated account cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. Dollars, marked-to-market daily.

    Funds may also write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. Dollar value of a security which the portfolio owns or has the right to acquire due to an adverse change in the exchange rate and which is denominated in the currency underlying the option. In such circumstances, the Fund will either "cover" the transaction as described above or collateralize the option by maintaining in a segregated account with the Custodian, cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. Dollars marked-to-market daily.

    Funds may combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to lock in the foreign currency value of the security and adopt a synthetic position reflecting the credit quality of the U.S. dollar-denominated security.

    To the extent required by the rules and regulations of the Securities and Exchange Commission ("SEC"), the Custodian of the Funds will place cash or other liquid assets into a segregated account of a Fund in an amount equal to the value of such Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of such Fund's commitments with respect to such contracts.

OPTIONS TRANSACTIONS



    Unless otherwise limited herein, the Funds may write (i.e., sell) covered call options which give the purchaser the right to buy the underlying security covered by the option from the Fund at the stated exercise price. A "covered" call option means that so long as a Fund is obligated as the writer of the option, it will own (i) the underlying securities subject to the option, or (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option.


    A Fund will receive a premium from writing call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods a Fund will receive less total return and in other periods greater total return from writing covered call options than it would have received from its underlying securities had it not written call options.

    A Fund may sell put options to receive the premiums paid by purchasers and to close out a long put option position. In addition, when the Adviser wishes to purchase a security at a price lower than its current market price, a Fund may write a covered put at an exercise price reflecting the lower purchase price sought.

    A Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing. A Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. A Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on a Fund's ability to purchase call and put options.


    Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such counterparty or any guarantor of credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC Options will be satisfied. The staff of the SEC currently takes the position that OTC Options purchased by a Fund or sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid unless the Fund has entered into a special arrangement to dispose of the security, and are subject to the Fund's limitation on investing in illiquid securities.



    Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract or securities, an option may or may not be less risky than ownership of the futures contract or actual securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities. In the opinion of the Adviser, the risk that a Fund will be unable to close out an options contract will be minimized by only entering into options transactions for which there appears to be a liquid secondary market.


COMBINED TRANSACTIONS


    Unless otherwise limited herein, the Funds may enter into multiples of the forwards, futures and options transactions described above, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable Securities and Exchange Commission (the "SEC") regulations and SEC staff guidelines.


RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN
  CURRENCIES

    Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments.

    Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

    The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

    In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decision, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

GLOBAL INVESTING

    Investors should recognize that investing in foreign securities involves special considerations which are not typically associated with investing in domestic securities. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, a Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of certain Funds permit entering into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

    Although the Funds will endeavor to achieve most favorable execution costs in their portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of a Fund's foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling the U.S. securities of equal value.

    Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. Additional risks of foreign investing are set forth in the appropriate Prospectuses.

ILLIQUID SECURITIES

    Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price they are being carried on a Fund's books. This lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for securities also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

INVESTMENT COMPANY SECURITIES


    The 1940 Act generally prohibits a Fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. A Fund may not purchase shares of any affiliated investment company except as permitted by the 1940 Act, an exemption from the 1940 Act or other applicable law.

MORTGAGE-RELATED DEBT SECURITIES

    Mortgage-related debt securities represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Each mortgagor's monthly payment to his lending institution on his residential mortgage is "passed-through" to investors. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions which originate mortgages for the pools are subject to certain standards, including credit and underwriting criteria for individual mortgages included in the pools.

    The coupon rate of interest on mortgage-related securities is lower than the interest rates paid on the mortgages included in the underlying pool, but only by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor of payment of the securities for the guarantee of the services of passing through monthly payments to investors. Actual yield may vary from the coupon rate, however, if mortgage-related securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that mortgages in the underlying pool are prepaid as noted above. In addition, interest on mortgage-related securities is earned monthly, rather than semi-annually as is the case for traditional bonds, and monthly compounding may tend to raise the effective yield earned on such securities.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX


    The International Magnum Fund seeks to achieve its objective by investing primarily in equity securities of non-U.S. issuers in accordance with the EAFE country (defined below) weightings determined by the Adviser. After establishing regional allocation strategies, the Adviser then selects equity securities among issuers of a region. The Fund invests in countries (each an "EAFE country") comprising the Morgan Stanley Capital International EAFE (Europe, Australia and the Far East) Index (the "EAFE Index") and any countries which have been publicly announced will be added to the EAFE Index.



    The EAFE Index is one of seven International Indices, twenty National Indices and thirty-eight Industry Indices making up the Morgan Stanley Capital International Indices. The Morgan Stanley Capital International EAFE Index is based on the share prices of 1,066 companies listed on the stock exchanges of Europe, Australia, New Zealand and the Far East. "Europe" includes Austria, Belgium, Denmark, Finland, France, Germany, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. "Far East" includes Japan, Hong Kong and Singapore/Malaysia.


MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX


    The investment objective of the Global Equity Allocation Fund is to provide long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Adviser and with stock selection within each country designed to replicate a broad market index. The Adviser determines country allocations for the Fund on an ongoing basis within policy ranges dictated by each country's market capitalization and liquidity. The Fund will invest in the United States and industrialized countries throughout the world that comprise the Morgan Stanley Capital International World Index (the "World Index"). The World Index is one of the indices making up the Morgan Stanley Capital International Indices.


    The World Index is based on the share prices of companies listed on the stock exchanges of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore/ Malaysia, Spain, Sweden, Switzerland, the United Kingdom and the United States.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS


    For purposes of the Funds' investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. See the Prospectuses for a discussion of the risks of foreign investments. These institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping requirements than those applicable to domestic branches of U.S. banks. The Money Market Funds will invest in U.S. Dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied.


PORTFOLIO TURNOVER

    The portfolio turnover rate for a year is the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the Fund for the year, excluding securities with maturities of one year or less. The rate of portfolio turnover will not be a limiting factor when a Fund deems it appropriate to purchase or sell securities for the portfolio. High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by the Funds. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. See "Taxes" in the Prospectus for more information on taxation.

REPURCHASE AGREEMENTS

    The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.

SECURITIES LENDING


    Each Fund may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. Each Fund may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act, or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or liquid securities having a value at all times not less than 100% of the value of the securities loaned, including accrued interest, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and
(d) the Fund receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Directors.



    At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.


STAND-BY COMMITMENTS

    A Fund may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase, at a Fund's option, a specified Municipal Obligation at its amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

    The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 1/2 of 1% of the value of that Fund's total assets calculated immediately after each stand-by commitment is acquired.


    The Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Adviser's opinion, present minimal credit risks and otherwise satisfy applicable quality standards. The Funds' reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment.


    The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their right thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where a Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by that Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

STRIPPED MORTGAGE-BACKED SECURITIES

    Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

    SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

    Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

SWAP CONTRACTS

    The Non-Money Market Funds may enter into Swap Contracts. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

    The swaps in which the noted Funds may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


    Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities, to avoid any potential leveraging of the Fund. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Adviser believes such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. Funds may enter into OTC derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Adviser in accordance with guidelines established by the Board of Directors. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.



    The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.

U.S. GOVERNMENT OBLIGATIONS

    Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

VARIABLE RATE DEMAND INSTRUMENTS


    Variable rate demand instruments held by each Money Market Fund may have maturities of more than 397 days, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding 397 days, upon giving the prescribed notice (which may not exceed 30 days), and
(ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 397 days. In determining the weighted average maturity of a Fund and whether a variable rate demand instrument has a remaining maturity of 397 days or less, each instrument will be deemed by the Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. In determining whether an unrated variable rate demand instrument is of comparable quality at the time of purchase to instruments rated "high quality," the Adviser will follow guidelines adopted by the Company's Board of Directors.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment but will take place no more than 120 days after the trade date. Each Fund will maintain with the appropriate Custodian a separate account with a segregated portfolio of cash or liquid securities in an amount at least equal to these commitments. It is possible that the market value at the time of settlement would be higher or lower than the purchase price if the general level of interest rates has changed.

ZERO COUPON BONDS

    Zero coupon bonds is a term used to describe notes and bonds which have been stripped of their unmatured interest coupons, or the coupons themselves, and also receipts or certificates representing interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on zero coupon bonds issued by the U.S. Treasury remains guaranteed by the "full faith and credit" of the United States Government.

    A zero coupon bond does not pay interest. Instead, it is issued at a substantial discount to its "face value"--what it will be worth at maturity. The difference between a security's issue or purchase price and its face value represents the imputed interest an investor will earn if the security is held until maturity. For tax purposes, a portion of this imputed interest is deemed to be income received by zero coupon bondholders each year. Each Fund, which expects to qualify as a regulated investment company, intends to pass along such interest as a component of the Fund's distributions of net investment income.

    Zero coupon bonds may offer investors the opportunity to earn higher yields than those available on U.S. Treasury bonds of similar maturity. However, zero coupon bond prices may also exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest is returned to the investor.

    Zero Coupon Treasury Bonds are sold under a variety of different names, such as: Certificate of Accrual on Treasury Securities ("CATS"), Treasury Receipts ("TRs"), Separate Trading of Registered Interest and Principal of Securities ("STRIPS") and Treasury Investment Growth Receipts ("TIGERS").

                               FEDERAL INCOME TAX


    The following is only a summary of certain additional federal income tax considerations generally affecting the Company and its shareholders that are not described in the Company's prospectuses. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Company or its shareholders, and the discussion here and in the Company's prospectuses are not intended as tax advice or as a substitute for careful tax planning.



    Each Fund is generally treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately, rather than to the Company as a whole. Each Fund has elected and qualified, and intends to continue to qualify to be treated for each taxable year, as a regulated investment company ("RIC") under subchapter M of the Code.

    The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Legislation and administrative changes or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


    In order to qualify for the special tax treatment afforded to RICs under Subchapter M of the Code, each Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, gains from options, futures and forward contracts (the "90% Gross Income Test") and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, United States Government securities, securities of other RICs, and other securities and cash items, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses (other than U.S. Government securities or the securities of other RICs). For purposes of the 90% Gross Income Test described above, foreign currency gains may be excluded by regulation from income that qualifies under the 90% Gross Income Test.



    In addition to the requirements described above, in order to qualify as a RIC, a Fund must distribute at least 90% of its net investment income (which generally includes dividends, taxable interest, and net short-term capital gains less operating expenses) to shareholders. If a Fund meets all of the requirements for treatment as a RIC, it will not be subject to federal income tax on any of its net investment income or net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.



    If a Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such case, distributions (including capital gain dividends, which are distributions of net capital gains) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, and such distributions generally will be eligible for the corporate dividends received deduction. To qualify again as a RIC in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-RIC years and would be required to distribute such earnings and profits to its shareholders (less any interest charge). In addition, if a Fund failed to qualify as a RIC for its first taxable year or, if immediately after qualifying as a RIC for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a RIC in a subsequent year.



    Each Fund will decide whether to distribute or to retain for reinvestment all or part of any net capital gains in any year. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes the appropriate tax election, the shareholders will include their proportionate shares of such undistributed gains in their income. Shareholders subject to tax will be entitled (i) to claim their proportionate shares of the tax paid by the Fund as a credit against their federal income tax liability and (ii) to increase their tax basis in their shares by an amount equal to the difference between the amount of includable gain and their proportionate shares of the tax paid by the Fund. If a Fund decides to retain any net capital gains, it will designate such retained amounts in a notice to its shareholders.



    A gain or loss recognized by a shareholder on the sale or exchange of shares of a Fund held as a capital asset will be capital gain or loss. For a summary of the rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within the 61-day period beginning 30 days before and ending 30 days after the disposition of the original shares. Any loss recognized by a shareholder on the disposition of shares held 6 months or less is treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares.



    Each Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income), (ii) 98% of its capital gain net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending on October 31st of that year and (iii) certain other amounts. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, a Fund will be treated as having been distributed.



    Each Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gain dividends and redemptions) paid to shareholders who have not certified on the Account Registration Form or on a separate form supplied by the Fund, that the Social Security or Taxpayer Identification Number provided is correct and that the shareholder is exempt from backup withholding or is not currently subject to backup withholding.

CAPITAL GAINS RATES



    The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%. A special 28% tax rate may apply to a portion of the capital gain dividends paid by a Fund with respect to its taxable year ended June 30, 1998.


ADDITIONAL CONSIDERATIONS FOR THE TAX-FREE MONEY MARKET FUND


    In order for the Tax-Free Money Market Fund to pay exempt-interest dividends during any taxable year, at the close of each quarter of its taxable year at least 50% of the value of the Fund's total assets must consist of certain tax-exempt obligations. Exempt-interest dividends distributed to shareholders are not included in the shareholder's gross income for regular federal income tax purposes. Exempt-interest dividends may, however, be subject to the alternative minimum tax (the "AMT") imposed by Section 55 of the Code and, in the case of corporate taxpayers, the environmental tax (the "Environmental Tax") imposed by Section 59A of the Code. The AMT and the Environmental Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986 will generally be an item of tax preference (and therefore potentially subject to the AMT and/or the Environmental Tax) for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in
Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the AMT and the Environmental Tax.



    The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. A portion of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year may be included in the gross income of such individual depending upon the individual's "modified adjusted gross income" (which includes exempt-interest dividends).



    The Tax-Free Money Market Fund may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to such users within the meaning of the applicable Treasury regulations) of facilities financed by industrial development or private activity bonds. A "substantial user" is generally defined to include certain persons who regularly use such a facility in their trade or business. Such entities or persons should consult their tax advisors before purchasing shares of this Fund.


    Issuers of bonds purchased by the Tax-Free Money Market Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date of issuance thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

    Distributions of net investment income received by the Tax-Free Money Market Fund from investments in debt securities (other than interest on tax-exempt Municipal Obligations) and any net short-term capital gains distributed by the Fund will be taxable to shareholders as ordinary income and will not be eligible for the dividends received deduction for corporate shareholders. Although the Tax-Free Money Market Fund generally does not expect to receive net investment income other than Tax-Exempt Interest, up to 20% of the net assets of the Fund may be invested in Municipal Obligations that do not bear Tax-Exempt Interest, and any taxable income recognized by the Fund will be distributed and taxed to its shareholders.

PASSIVE FOREIGN INVESTMENT COMPANIES

    A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (i) at least 75% of its gross income is passive income or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a RIC that holds stock of a PFIC will be subject to federal income tax on (i) a portion of any "excess distribution" received on such stock or (ii) any gain from a sale or disposition of such stock (collectively, "PFIC income"), plus interest on such amounts, even if the RIC distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the RIC's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed to satisfy the 90% distribution requirement and the distribution requirement for avoiding income and excise taxes. In most instances it will be very difficult to make this election due to certain requirements imposed with respect to the election.

    As an alternative to making the above-described election to treat the PFIC as a qualified electing fund, a Fund that invests in PFIC stock may make an election to annually mark-to-market such PFIC stock (a "PFIC Mark-to-Market Election"). "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between the Fund's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Fund pursuant to the election for prior taxable years. The Fund may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or dispositions of, the PFIC stock. This amount would not be deductible from the Fund's taxable income. The PFIC Mark-to-Market Election applies to the taxable year for which made and to all subsequent taxable years, unless the Internal Revenue Service consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the disposition of PFIC stock.



FOREIGN INCOME TAXES



    It is expected that each Fund will be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, if any, and a Fund may be subject to foreign income or other taxes with respect to other income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% in value of a Fund's total assets at the close of the taxable year consists of stock or securities of foreign corporations and the Fund satisfies certain holding period requirements with respect to such stock or securities, the Fund may elect to treat certain foreign income taxes imposed on it under U.S. federal income tax law as paid directly by its shareholders. A Fund will make such an election only if it deems it to be in the best interest of its shareholders and will notify shareholders in writing each year if it makes an election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If a Fund makes the election, shareholders will be required to include in income their proportionate shares of the amount of foreign income taxes treated as imposed on the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize deductions, a deduction for their shares of the foreign income taxes in computing their federal income tax liability. No deductions will be allowed in computing alternative minimum tax liability.


    Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to foreign source taxable income. For this purpose, the portion of dividends and distributions paid by a Fund from its foreign source income will be treated as foreign source income. A Fund's gains from the sale of securities will generally be treated as derived from U.S. sources and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund.

    The foregoing is only a general description of the treatment of foreign income taxes under the U.S. federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

CERTAIN INVESTMENT PRACTICES


    Some of a Fund's investment practices, including those involving certain risk management transactions and foreign currency transactions, may be subject to special provisions of the Code that, among other things, defer the use of certain losses of the Fund and affect the holding period of securities held by the Fund and the character of gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. Thus, these provisions could affect the amount, timing and character of distributions to shareholders. Each Fund engaging in such investment practices will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.



                FEDERAL INCOME TAX TREATMENT OF FORWARD CURRENCY
                     CONTRACTS AND EXCHANGE RATE CONTRACTS



    Except for certain hedging transactions, each Fund is required for federal income tax purposes to recognize as gain or loss for each taxable year its net unrealized gains and losses on certain forward currency and futures contracts as of the end of each taxable year, as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Forward currency futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. Any net gain realized from the closing out of futures contracts will generally be qualifying income for purposes of the 90% Gross Income Test.

    Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of a Fund's net investment income, if any, available to be distributed to its shareholders as ordinary income.

                         TAXES AND FOREIGN SHAREHOLDERS


    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership (a "Foreign Shareholder") depends on whether the income from the Company is "effectively connected" with a U.S. trade or business carried on by such shareholder.


    If the income from the Company is not effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, distributions of ordinary income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, Foreign Shareholders will generally be exempt from United States federal income tax on gains realized on the sale of shares of the Company, distributions of net long-term capital gains, and amounts retained by the Company which are designated as undistributed capital gains.


    If the income from the Company is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of net investment income and net capital gains, and any gains realized upon the sale of shares of the Company, will be subject to U.S. federal income tax at the rates applicable to United States citizens and residents or domestic corporations.


    The Company may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder complies with Internal Revenue Service certification requirements.


    The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described here. Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Company.


                               PURCHASE OF SHARES

    For Class A shares of the Non-Money Funds, the purchase price of shares is based upon the net asset value per share plus the applicable sales charge, if any, next determined after the purchase order is received. Class B shares and Class C shares of the Non-Money Funds may be purchased at the net asset value per share next determined after the purchase order is received. For all classes of such Funds an order received prior to the regular close of the New York Stock Exchange (the "NYSE") (currently, 4:00 p.m., Eastern Time) will be executed at the price computed on the date of receipt; and an order received after the regular close of the NYSE will be executed at the price computed on the next day the NYSE is open. The purchase price of shares of the Non-Money Funds is based on such price as further described in the Prospectuses under "Purchase of Shares."

    The purchase price of shares of the Money Market Funds is the net asset value per share next determined after Federal Funds are available to such Fund. A purchase of a Money Market Fund's shares by check is credited to the shareholder's account at the price next determined after receipt of Federal Funds on the day of receipt and will begin receiving dividends the following day.

    Shares of the Company may be purchased on any day the NYSE is open, except that shares of the Money Market Funds may be purchased on any day when both the NYSE and the Federal Reserve Banks are open. The NYSE is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively. Federal Reserve Banks are closed on Columbus Day and Veterans Day, in addition to such NYSE holidays.

    Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Company, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Fund's shares.

                              REDEMPTION OF SHARES

    Each Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit. Additionally, if the Board of Directors determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Company may pay the redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities held by the Funds in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges upon the sale of portfolio securities so received in payment of redemptions.

    Any redemption may be more or less than the shareholder's cost depending on, among other factors, the market value of the securities held by the Fund(s).

    To protect your account and the Company from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Company to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (1) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (2) share transfer requests.

    Eligible signature guarantor institutions generally include banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, provided that the institution is a member of the Securities Transfer Agents Medallion Program or another recognized signature guarantee program. Notaries public are not acceptable guarantors.

    The signature guarantees must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Company are also being redeemed, on the letter or stock power.

    Redemption of shares held in broker street name may not be accomplished by mail or telephone as described above. Shares held in broker street name may be redeemed only by contacting the investment dealer, bank or financial services firm ("Participating Dealer") that handles your account.

CONTINGENT DEFERRED SALES CHARGE -- CLASS A


    For certain full service participant directed profit sharing and money purchase plans and qualified 401(k) retirement plans and for investments in the amount of $1,000,000 or more of Class A shares of the Non-Money Funds ("Qualified Purchaser"), the front-end sales charge will be waived and a contingent deferred sales charge ("CDSC -- Class A") of 1.00% is imposed in the event of certain redemptions within one year of the purchase. If a CDSC -- Class A is imposed upon redemption, the amount of the CDSC -- Class A will be equal to the lesser of 1.00% of the value of the shares at the time of purchase or 1.00% of the value of the shares at the time of redemption.



    The CDSC -- Class A will be imposed only if a Qualified Purchaser redeems an amount which caused the value of the account to fall below the total dollar amount of purchase payments made by the Qualified Purchaser without an initial sales charge during the one year period prior to the redemption. The CDSC -- Class A will be waived in connection with redemptions by certain Qualified Purchasers (e.g., in retirement plans qualified under Section 401(a) of the Code and deferred compensation plans under Section 457 of the Code) required to obtain funds to pay distributions to beneficiaries pursuant to the terms of the plans. Such payments include, but are not limited to, death, disability, retirement or separation from service. No CDSC -- Class A will be imposed on exchanges between funds. For purposes of the CDSC -- Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC -- Class A rather than a front-end load sales charge. In determining whether a CDSC -- Class A is payable, it is assumed that shares held the longest are the first to be redeemed.


    Cumulative Purchase Discounts and Letters of Intent apply to the net asset value privilege. Also, in order to establish an amount of $1,000,000 or more, a Qualified Purchaser may aggregate shares of the Participating Funds described in the Prospectus.

WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC -- CLASS B
  AND C")

    As described in the Prospectus under "Purchase of Shares," redemptions of Class B shares and Class C shares of the Non-Money Funds will be subject to a CDSC. The CDSC -- Class B and C may be waived on redemptions of Class B shares and Class C shares in the circumstances described below:


    (a)  Redemption Upon Death or Disability



    The Non-Money Funds will waive the CDSC -- Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Company does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC -- Class B and C.

    In cases of death or disability, the CDSC -- Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC -- Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.


    (b)  Redemption in Connection with Certain Distributions from Retirement
Plans

    The Company will waive the CDSC -- Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The charge will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more of the Participating Funds; in such event, as described below, the Non-Money Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC -- Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

    The Company does not intend to waive the CDSC -- Class B and C for any distributions from IRAs or other retirement plans not specifically described above.


    (c)  Redemption Pursuant to a Fund's Systematic Withdrawal Plan



    A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in a Fund. Under the Plan, a dollar amount of a participating shareholder's investment in a Fund will be redeemed systematically by such Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC -- Class B and C may be waived on redemptions made under the Plan.



    The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC -- Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.



    (d) Involuntary Redemptions of Shares in Accounts That Do Not Have the Required Minimum Balance



    The Funds reserve the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Funds will waive the CDSC -- Class B and C upon such involuntary redemption.



    (e) Reinvestment of Redemption Proceeds in Shares of the Same Fund Within 180 Days After Redemption



    A shareholder who has redeemed shares of a Fund may reinvest at net asset value, with credit for any CDSC -- Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC -- Class C to subsequent redemptions.


                             INVESTMENT LIMITATIONS

    Each current Fund of the Company has adopted certain investment policies which are either fundamental investment limitations or non-fundamental investment limitations. Fundamental investment limitations may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Non-fundamental investment limitations may be changed by the Board of Directors of the Company.

    For the purpose of adopting fundamental investment limitations the current Funds have been divided into three separate groups, which limitations apply only to the Funds that form a part of that group. The groups are comprised as follows:


Category I Funds:                 Global Fixed Income Fund, Worldwide High
                                  Income Fund, High Yield & Total Return
                                  Fund, American Value Fund, Aggressive
                                  Equity Fund, U.S. Real Estate Fund,
                                  Global Equity Allocation Fund, Asian
                                  Growth Fund, Emerging Markets Fund,
                                  Latin American Fund, International
                                  Magnum Fund, Japanese Equity Fund,
                                  Growth and Income Fund II and European
                                  Equity Fund.

Category II Funds:                Equity Growth Fund, Global Equity Fund,
                                  Emerging Markets Debt Fund, Mid Cap
                                  Growth Fund, Value Fund and Global
                                  Franchise Fund.

Money Market Funds:               Money Market Fund, Tax-Free Money Market
                                  Fund and Government Obligations Money
                                  Market Fund.



CATEGORY I FUNDS

    The following are fundamental investment limitations with respect to the Category I Funds. No Category I Fund will:


     (1) invest in commodities, except that each of the Emerging Markets Fund, Latin American Fund, European Equity Fund, American Value Fund, Aggressive Equity Fund, Growth and Income Fund II and Worldwide High Income Fund may invest in futures contracts and options to the extent that not more than 5% of its total assets are required as deposits to secure obligations under futures contracts and not more than 20% of its total assets are invested in futures contracts and options at any time;


     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate, and except that the U.S. Real Estate Fund may invest in real estate limited partnership interests, but may not invest in such interests that are not publicly traded;

     (3) underwrite the securities of other issuers;

     (4) invest for the purpose of exercising control over management of any company;

     (5) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

     (6) except with respect to the Latin American Fund and U.S. Real Estate Fund, acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     (7) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases;

     (8) purchase on margin or sell short except as specified above in (1) and except that the Emerging Markets Fund, Latin American Fund, European Equity Fund, Aggressive Equity Fund and Worldwide High Income Fund may enter into short sales in accordance with its investment objective and policies;

     (9) purchase or retain securities of an issuer if those officers and Directors of the Company or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;


    (10) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Fund's total assets valued at the lower of market or cost and a Fund may not purchase additional securities when borrowings exceed 5% of total assets, except that the Worldwide High Income Fund, Latin American Fund and Growth and Income Fund II may enter into reverse repurchase agreements in accordance with its investment objective and policies and except that each of the Latin American Fund, Aggressive Equity Fund and Worldwide High Income Fund may borrow amounts up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing;


    (11) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except that each of the Latin American, Aggressive Equity and Worldwide High Income Funds may pledge, mortgage or hypothecate its assets to secure borrowings in amounts up to 33 1/3% of its assets (including the amount borrowed);


    (12) invest more than an aggregate of 15% of the total assets of the Fund, determined at the time of investment, in illiquid assets, including repurchase agreements having maturities of more than seven days or invest in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of the Fund's total assets would be invested in these time deposits; provided, however, that no Fund shall invest (i) more than 10% of its total assets in securities subject to legal or contractual restrictions on resale, except that the High Yield & Total Return Fund may invest up to 20% of its total assets in 144A Securities (as defined in the High Yield & Total Return Fund's Prospectus), and (ii) in fixed time deposits with a duration of over seven calendar days;

    (13) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

    (14) issue senior securities;

    (15) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (12) above) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder;


    (16) except for the Global Fixed Income Fund, Emerging Markets Fund, International Magnum Fund, Latin American Fund, Aggressive Equity Fund and U.S. Real Estate Fund, purchase more than 10% of any class of the outstanding securities of any issuer; and



    (17) except for the Global Fixed Income Fund, Emerging Markets Fund, International Magnum Fund, Latin American Fund, U.S. Real Estate Fund and Worldwide High Income Fund, purchase securities of an issuer (except obligations of the U.S. Government and its instrumentalities) if as the result, with respect to 75% of its total assets, more than 5% of the Fund's total assets, at market value, would be invested in the securities of such issuer.


    The following are non-fundamental investment limitations with respect to the Category I Funds. As a matter of non-fundamental policy, no Category I Fund will:

     (1) purchase warrants if, by reason of such purchase, more than 5% of the value of the Fund's net assets would be invested in warrants valued at the lower of cost or market. Included in this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on a nationally recognized stock exchange;


     (2) invest in oil, gas or other mineral leases; and invest up to 25% of its total assets in privately placed securities, provided that it may not invest more than 15% of its total assets in illiquid securities, including securities for which there is no readily available market, and provided further that it will not invest more than 10% of its total assets in securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), except securities that are not registered under the 1933 Act but that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act.



    The percentage limitations contained in these restrictions apply at the time of purchase of securities. Future funds of the Company may adopt different limitations.


CATEGORY II FUNDS

    The following are fundamental investment limitations with respect to the Category II Funds. No Category II Fund will:

     (1) invest in physical commodities or contracts on physical commodities, except that any Fund may acquire physical commodities as a result of ownership of securities or other instruments and may purchase or sell options or futures contracts or invest in securities or other instruments backed by physical commodities;

     (2) purchase or sell real estate, although each Fund may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;


     (3) make loans except: (i) by purchasing debt securities in accordance with their respective investment objectives and policies, or entering into repurchase agreements, subject to the limitations described in non-fundamental investment limitation (9) below, (ii) by lending their portfolio securities, and (iii) by lending portfolio assets to other Funds, banks, brokers, dealers and other financial institutions, so long as such loans are not inconsistent with the 1940 Act, the rules, regulations, interpretations or orders of the SEC and its staff thereunder;


     (4) except for the Emerging Markets Debt Fund, with respect to 75% of each Fund's assets, purchase a security if, as a result, the Fund would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;

     (5) except for the Emerging Markets Debt Fund, with respect to 75% of each Fund's assets, purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     (6) issue any class of senior security or sell any senior security of which it is the issuer, except that each Fund may borrow money as a temporary measure for extraordinary or emergency purposes, provided that such borrowings do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings) and except that the Emerging Markets Debt Fund may borrow from banks in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities in accordance with its investment objective and policies. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of a Fund's total assets at the time the Fund makes such temporary borrowing. Notwithstanding the foregoing limitations on issuing or selling senior securities and borrowing, a Fund may engage in investment strategies that obligate it either to purchase securities or segregate assets, or enter into reverse repurchase agreements, provided that it will segregate assets to cover its obligations pursuant to such transactions in accordance with applicable rules, orders, or interpretations of the SEC or its staff. This investment limitation shall not preclude a Fund from issuing multiple classes of shares in reliance on SEC rules or orders.

     (7) underwrite the securities of other issuers (except to the extent that a Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the disposition of restricted securities);

     (8) Acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when any such Fund adopts a temporary defensive position.

    The following are non-fundamental investment limitations with respect to the Category II Funds. As a matter of non-fundamental policy, no Category II Fund will:

     (1) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that each Fund may make margin deposits in connection with transactions in options, futures, and options on futures;

     (2) sell short unless the Fund (i) owns the securities sold short, (ii) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (ii) maintains in a segregated account on the books of the Fund's custodian an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order, or interpretation, except that the Emerging Markets Debt Fund may from time to time sell securities short without limitation but consistent with applicable legal requirements as stated in its Prospectus; provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

     (3) purchase or retain securities of an issuer if those Officers and Directors of the Company or any of its investment advisers owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (4) borrow money other than from banks or other Funds of the Company, provided that a Fund may borrow from banks or other Funds of the Company so long as such borrowing is not inconsistent with the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; or, except for the Emerging Markets Debt Fund, purchase additional securities when borrowings exceed 5% of total assets;

     (5) pledge, mortgage or hypothecate assets in an amount greater than 10% of its total assets in the case of the Equity Growth, Global Equity and Emerging Markets Debt Funds or 50% of its total assets in the case of the Mid Cap Growth and Value Funds, provided that each Fund may segregate assets without limit in order to comply with the requirements of Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff;

     (6) invest more than an aggregate of 15% of the net assets of the Fund, determined at the time of investment, in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Board of Directors;

     (7) invest for the purpose of exercising control over management of any company;


     (8) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; and



     (9) in the case of the Equity Growth, Global Equity, and Emerging Markets Debt Funds, make loans as described in fundamental investment limitations 3(ii) and 3(iii), above, in an amount exceeding 33 1/3% of its total assets.


    Unless otherwise indicated, if a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Fund's assets will not be considered a violation of the restriction, and the sale of securities will not be required.

MONEY MARKET FUNDS

    The following are fundamental investment limitations with respect to the Money Market Funds. No Money Market Fund will:

     (1) invest in commodities;

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) underwrite the securities of other issuers;

     (4) invest for the purpose of exercising control over management of any company;

     (5) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation, except that the Tax-Free Money Market Fund may not invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations;

     (6) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (in the case of the Money Market Fund) instruments issued by U.S. banks or their domestic branches;

     (7) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases;

     (8) issue senior securities or borrow money, except for borrowing money from banks for temporary purposes or (with respect to the Money Market Fund and Government Obligations Fund) for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Fund, any assets except as may be necessary in connection with permitted borrowings and then, in amounts not in excess of 10% of the value of the Fund's total assets at the time of the borrowing; or purchase portfolio securities while borrowings in excess of 5% of the Fund's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Fund's securities by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

     (9) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

    (10) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

    (11) with respect to the Money Market Fund, invest in other investment companies except to the extent permitted by the 1940 Act, provided that the Fund may invest only in investment companies that are unaffiliated with the Fund; and with respect to the Tax-Free Money Market Fund and Government Obligations Money Market Fund, invest more than 10% of the value of the Fund's assets in other investment companies that are unaffiliated with the Fund and then no more than 5% of the Fund's assets may be invested in any one money market fund;

    (12) with respect to the Money Market Fund, purchase any securities other than Money-Market Instruments, some of which may be subject to repurchase agreements, but the Fund may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Fund's assets and may make time deposits;

    (13) with respect to the Tax-Free Money Market Fund, under normal market conditions invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax and does not constitute an item of tax preference for purposes of the federal alternative minimum tax ("Tax-Exempt Interest");

    (14) with respect to the Government Obligations Money Market Fund, purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations. There is no limit on the amount of the Fund's assets which may be invested in the securities of any one issuer of obligations that the Fund is permitted to purchase;

    (15) purchase the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or securities subject to unconditional demand features issued by a non-controlled person) if immediately after and as a result at the time of purchase more than 5% of the Fund's total assets would be invested in the securities of such issuer; except that, under applicable regulations, the Fund may invest more than 5% of its total assets in any one issuer for up to three business days;

    (16) enter into repurchase agreements with more than seven days maturity if, as a result, more than 10% of the value of its net assets would be invested in these agreements and other investments for which market quotations are not readily available or which are otherwise illiquid; and

    (17) make loans, except that a Fund may purchase or hold debt obligations in accordance with its investment objectives, policies and limitations and, with respect to the Money Market and Government Obligations Money Market Funds, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral, consisting of cash or securities which are consistent with the Fund's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned.

    With respect to limitation (6) above concerning industry concentration, the Money Market Fund will consider wholly-owned finance companies to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and will divide utility companies according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

    The following are non-fundamental investment limitations with respect to the Money Market Funds. As a matter of non-fundamental policy, no Money Market Fund will:

     (1) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such derivative securities will exceed 5% of its respective total assets;

     (2) purchase warrants if, by reason of such purchase, more than 5% of the value of the Fund's net assets would be invested in warrants valued at the lower of cost or market. Included in this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on a nationally recognized stock exchange; and

     (3) invest in oil, gas or other mineral leases.


    The percentage limitations contained in these restrictions apply at the time of purchase of securities. Future funds of the Company may adopt different limitations.


                 DETERMINING MATURITIES OF CERTAIN INSTRUMENTS


    Generally, the maturity of a portfolio instrument shall be deemed to be the period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government obligation with a variable rate of interest readjusted no less frequently than annually may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate;
(c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or where no date is specified, but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.



                           MANAGEMENT OF THE COMPANY



DIRECTORS AND OFFICERS



    The tables below list the Directors and officers of the Company and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc., the distributor of the Fund's shares (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Corp., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc., the Fund's transfer agent ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding the Van Kampen Exchange Fund).

                                   DIRECTORS



NAME, ADDRESS AND AGE                             PRINCIPAL OCCUPATIONS OR EMPLOYMENT IN PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------
J. Miles Branagan ................................ Private investor. Co-founder, and prior to August 1996, Chairman, Chief
1632 Morning Mountain Road                        Executive Officer and President, MDT Corporation (now known as
Raleigh, NC 27614                                 Getinge/Castle, Inc., a subsidiary of Getinge Industrier AB), a company
Date of Birth: 07/14/32                           which develops, manufactures, markets and services medical and scientific equipment. Trustee/Director of each of the funds in the Fund Complex.
Richard M. DeMartini* ............................ President and Chief Operating Officer, Individual Asset Management Group, a
Two World Trade Center                            division of Morgan Stanley Dean Witter & Co. Mr. DeMartini is a Director of
66th Floor                                        InterCapital Funds, Dean Witter Distributors, Inc., and Dean Witter Trust
New York, NY 10048                                Company. Trustee of the TCW/DW Funds. Director of the National Healthcare
Date of Birth: 10/12/52                           Resources, Inc. Formerly Vice Chairman of the Board of the National
                                                  Association of Securities Dealers, Inc. and Chairman of the Board of the
                                                  Nasdaq Stock Market, Inc. Trustee/Director of each of the funds in the Fund
                                                  Complex.
Linda Hutton Heagy ............................... Managing Partner of Heidrick & Stuggles, an executive search firm. Prior to
Sears Tower                                       1997, Partner, Ray & Berndtson, Inc., an executive recruiting and
233 South Wacker Drive                            management consulting firm. Formerly, Executive Vice President of ABN AMRO,
Suite 7000                                        N.A., a Dutch bank holding company. Prior to 1992, Executive Vice President
Chicago, IL 60606                                 of La Salle National Bank. Trustee on the University of Chicago Hospitals
Date of Birth: 06/03/48                           Board, The International House Board and the Women's Board of the
                                                  University of Chicago. Trustee/Director of each of the funds in the Fund
                                                  Complex.
R. Craig Kennedy ................................. President and Director, German Marshall Fund of the United States.
11 DuPont Circle, N.W.                            Formerly, advisor to the Dennis Trading Group Inc. Prior to 1992, President
Washington, D.C. 20036                            and Chief Executive Officer, Director and Member of the Investment
Date of Birth: 02/29/52                           Committee of the Joyce Foundation, a private foundation. Trustee/Director of each of the funds in the Fund Complex.
Jack E. Nelson ................................... President, Nelson Investment Planning Services, Inc., a financial planning
423 Country Club Drive                            company and registered investment adviser. President, Nelson Ivest
Winter Park, FL 32789                             Brokerage Services Inc., a member of the National Association of Securities
Date of Birth: 02/13/36                           Dealers, Inc. ("NASD") and Securities Investors Protection Corp. ("SIPC").
                                                  Trustee/Director of each of the funds in the Fund Complex.
Don G. Powell* ................................... Chairman and a Director of Van Kampen. Chairman and a Director of the
2800 Post Oak Blvd.                               Advisers and the Distributor. Chairman and a Director of Investor Services.
Houston, TX 77056                                 Director or officer of certain other subsidiaries of Van Kampen. Chairman
Date of Birth: 10/19/39                           of the Board of Governors and the Executive Committee of the Investment
                                                  Company Institute. Prior to July of 1998, Director and Chairman of VK/AC
                                                  Holding, Inc. Prior to November 1996, President, Chief Executive Officer
                                                  and a Director of VK/AC Holding, Inc. Trustee/Director of each of the funds in the Fund Complex and Trustee of other funds advised by the Advisers or
                                                  Van Kampen Management Inc.
Phillip B. Rooney ................................ Vice Chairman and Director of The ServiceMaster Company, a business and
One ServiceMaster Way                             consumer services company. Director of Illinois Tool Works, Inc., a
Downers Grove, IL 60515                           manufacturing company; the Urban Shopping Centers Inc., a retail mall
Date of Birth: 07/08/44                           management company; and Stone Container Corp., a paper manufacturing company. Trustee, University of Notre Dame. Formerly, President and Chief
                                                  Executive Officer, Waste Management, Inc., an environmental services company, and prior to that President and Chief Operating Officer, Waste
                                                  Management, Inc. Trustee/Director of each of the funds in the Fund Complex.

NAME, ADDRESS AND AGE                             PRINCIPAL OCCUPATIONS OR EMPLOYMENT IN PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------
Fernando Sisto ................................... Professor Emeritus and, prior to 1995, Dean of the Graduate School, Stevens
155 Hickory Lane                                  Institute of Technology. Director, Dynalysis of Princeton, a firm engaged
Closter, NJ 07624                                 in engineering research. Trustee/Director of each of the funds in the Fund
Date of Birth: 08/02/24                           Complex.
Wayne W. Whalen* ................................. Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom (Illinois),
333 West Wacker Drive                             legal counsel to the funds in the Fund Complex, and other open-end and
Chicago, IL 60606                                 closed-end funds advised by the Advisers or Van Kampen Management Inc.
Date of Birth: 08/22/39                           Trustee/Director of each of the funds in the Fund Complex, and
                                                  Trustee/Managing Partner of other open-end and closed-end funds advised by the Advisers or Van Kampen Management Inc.


--------------

  * Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Funds by reason of his firm currently acting as legal counsel to the Funds. Messrs. DeMartini and Powell are interested persons of the Funds and the Advisers by reason of their positions with Morgan Stanley Dean Witter & Co. or its affiliates.



                                    OFFICERS



    Messrs. McDonnell, Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181. Unless otherwise indicated, the Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



NAME, AGE, POSITIONS AND
OFFICES WITH THE COMPANY                          PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------
Dennis J. McDonnell .............................. Executive Vice President and a Director of Van Kampen. President, Chief
Date of Birth: 05/20/42,                          Operating Officer and a Director of the Advisers, Van Kampen Advisors Inc.,
President                                         and Van Kampen Management Inc. Prior to July of 1998, Director and
                                                  Executive Vice President of VK/AC Holding, Inc. Prior to April of 1998,
                                                  President and a Director of Van Kampen Merritt Equity Advisors Corp. Prior
                                                  to April of 1997, Mr. McDonnell was a Director of Van Kampen Merritt Equity
                                                  Holdings Corp. Prior to September of 1996, Mr. McDonnell was Chief
                                                  Executive Officer and Director of MCM Group, Inc., McCarthy, Crisanti &
                                                  Maffei, Inc. and Chairman and Director of MCM Asia Pacific Company, Limited
                                                  and MCM (Europe) Limited. Prior to July of 1996, Mr. McDonnell was
                                                  President, Chief Operating Officer and Trustee of VSM Inc. and VCJ Inc.
                                                  President of each of the funds in the Fund Complex. President, Chairman of the Board and Trustee/Managing General Partner of other investment companies advised by the Advisers or their affiliates.

Peter W. Hegel ................................... Executive Vice President of the Advisers, Van Kampen Management Inc. and
Date of Birth: 06/25/56,                          Van Kampen Advisors Inc. Prior to July of 1996, Mr. Hegel was a Director of
Vice President                                    VSM Inc. Prior to September of 1996, he was a Director of McCarthy,
                                                  Crisanti & Maffei, Inc. Vice President of each of the funds in the Fund
                                                  Complex and certain other investment companies advised by the Advisers or their affiliates.
Curtis W. Morell ................................. Senior Vice President of the Advisers, Vice President and Chief Accounting
Date of Birth: 08/04/46,                          Officer of each of the funds in the Fund Complex and certain other
Vice President and Chief Accounting Officer       investment companies advised by the Advisers or their affiliates.

NAME, AGE, POSITIONS AND
OFFICES WITH THE COMPANY                          PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg ................................. Executive Vice President, General Counsel, Secretary and Director of Van
Date of Birth: 07/29/53,                          Kampen. Mr. Nyberg is Executive Vice President, General Counsel, Assistant
Vice President and Secretary                      Secretary and a Director of the Advisers and the Distributor, Van Kampen
                                                  Advisors Inc., Van Kampen Management Inc., Van Kampen Exchange Corp.,
                                                  American Capital Contractual Services Inc. and Van Kampen Trust Company.
                                                  Executive Vice President, General Counsel and Assistant Secretary of
                                                  Investor Services. Director or officer of certain other subsidiaries of Van
                                                  Kampen. Director of ICI Mutual Insurance Co., a provider of insurance to members of the Investment Company Institute. Prior to July of 1998,
                                                  Director and Executive Vice President, General Counsel and Secretary of
                                                  VK/AC Holding, Inc. Prior to April of 1998, Executive Vice President,
                                                  General Counsel and Director of Van Kampen Merritt Equity Advisors Corp.
                                                  Prior to April of 1997, he was Executive Vice President, General Counsel
                                                  and a Director of Van Kampen Merritt Equity Holdings Corp. Prior to
                                                  September of 1996, he was General Counsel of McCarthy, Crisanti & Maffei,
                                                  Inc. Prior to July of 1996, Mr. Nyberg was Executive Vice President and
                                                  General Counsel of VSM Inc. and Executive Vice President and General
                                                  Counsel of VCJ Inc. Vice President and Secretary of each of the funds in the Fund Complex and certain other investment companies advised by the
                                                  Advisers or their affiliates.

Paul R. Wolkenberg ............................... Executive Vice President and Director of Van Kampen. Executive Vice
Date of Birth: 11/10/44,                          President of the Asset Management and the Distributor. President and a
Vice President                                    Director of Van Kampen Investor Services Inc. President and Chief Operating
                                                  Officer of Van Kampen Recordkeeping Services Inc. Prior to July of 1998,
                                                  Director and Executive Vice President of VK/AC Holding, Inc. Vice President
                                                  of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

Edward C. Wood III ............................... Senior Vice President of the Advisers, Van Kampen and Van Kampen Management
Date of Birth: 01/11/56                           Inc. Senior Vice President and Chief Operating Officer of the Distributor.
Vice President and Chief Financial Officer        Vice President and Chief Financial Officer of each of the funds in the Fund
                                                  Complex and certain other investment companies advised by the Advisers or their affiliates.

John L. Sullivan ................................. First Vice President of Van Kampen and the Advisers. Treasurer of each of
Date of Birth: 08/20/55,                          the funds in the Fund Complex and certain other investment companies
Treasurer                                         advised by the Advisers or their affiliates.

Tanya M. Loden ................................... Vice President of Van Kampen and the Advisers. Controller of each of the
Date of Birth: 11/19/59,                          funds in the Fund Complex and other investment companies advised by the
Controller                                        Advisers or their affiliates.

Nicholas Dalmaso ................................. Associate General Counsel and Assistant Secretary of Van Kampen. Vice
Date of Birth: 03/01/65,                          President, Associate General Counsel and Assistant Secretary of the
Assistant Secretary                               Advisers, the Distributor, Van Kampen Advisors Inc. and Van Kampen
                                                  Management Inc. Assistant Secretary of each of the funds in the Fund
                                                  Complex and other investment companies advised by the Advisers or their affiliates.

Huey P. Falgout, Jr. ............................. Vice President, Assistant Secretary and Senior Attorney of Van Kampen. Vice
Date of Birth: 11/15/63,                          President, Assistant Secretary and Senior Attorney of the Advisers, the
Assistant Secretary                               Distributor, Investor Services, Van Kampen Management Inc., American
                                                  Capital Contractual Services, Inc., Van Kampen Exchange Corp. and Van
                                                  Kampen Advisors Inc. Assistant Secretary of each of the funds in the Fund
                                                  Complex and other investment companies advised by the Advisers or their affiliates.

NAME, AGE, POSITIONS AND
OFFICES WITH THE COMPANY                          PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------
Scott E. Martin .................................. Senior Vice President, Deputy General Counsel and Assistant Secretary of
Date of Birth: 08/20/56,                          Van Kampen, Senior Vice President, Deputy General Counsel and Secretary of
Assistant Secretary                               the Advisers, the Distributor, Investor Services, American Capital
                                                  Contractual Services, Inc., Van Kampen Management Inc., Van Kampen Exchange
                                                  Corp., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois
                                                  Inc., Van Kampen System Inc. and Van Kampen Recordkeeping Services Inc.
                                                  Prior to July of 1998, Senior Vice President, Deputy General Counsel and
                                                  Assistant Secretary of VK/AC Holding, Inc. Prior to April of 1998, Van
                                                  Kampen Merritt Equity Advisors Corp. Prior to April of 1997, Senior Vice
                                                  President, Deputy General Counsel and Secretary of Van Kampen American
                                                  Capital Services, Inc. and Van Kampen Merritt Holdings Corp. Prior to
                                                  September of 1996, Mr. Martin was Deputy General Counsel and Secretary of
                                                  McCarthy, Crisanti & Maffei, Inc., and prior to July of 1996, he was Senior
                                                  Vice President, Deputy General Counsel and Secretary of VSM Inc. and VCJ
                                                  Inc. Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Advisers or their affiliates.

Weston B. Wetherell .............................. Vice President, Associate General Counsel and Assistant Secretary of Van
Date of Birth: 06/15/56,                          Kampen, the Advisers, the Distributor, Van Kampen Management Inc. and Van
Assistant Secretary                               Kampen Advisors Inc. Prior to September of 1996, Mr. Wetherell was
                                                  Assistant Secretary of McCarthy, Crisanti & Maffei, Inc. Assistant
                                                  Secretary of each of the funds in the Fund Complex and other investment companies advised by the Advisers or their affiliates.

Joanna Haigney ................................... Assistant Vice President, Senior Manager of Fund Administration and
73 Tremont Street                                 Compliance Services, Chase Global Funds Services Company; Officer of
Boston, MA 02108                                  various investment companies advised or subadvised by Morgan Stanley Asset
Date of Birth: 10/10/66                           Management Inc. Previously with Coopers & Lybrand LLP.
Assistant Treasurer

Steven M. Hill ................................... Vice President of Van Kampen and the Advisers. Assistant Treasurer of each
Date of Birth: 10/16/64,                          of the funds in the Fund Complex and other investment companies advised by
Assistant Treasurer                               the Advisers or their affiliates.

Michael Robert Sullivan .......................... Assistant Vice President of the Advisers. Assistant Controller of each of
Date of Birth: 03/30/33,                          the funds in the Fund Complex and other investment companies advised by the
Assistant Controller                              Advisers or their affiliates.



    Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 64 operating funds in the Fund Complex. For purposes of the following compensation and benefits discussion, the Fund Complex is divided into the following three groups: the funds advised by Asset Management (the "AC Funds"), the funds advised by Advisory Corp. excluding funds organized as series of the Van Kampen Series Fund, Inc. (the "VK Funds") and the funds advised by Advisory Corp. organized as series of the Van Kampen Series Fund, Inc. (the "MS Funds"). Each trustee/director who is not an affiliated person of the Advisers, the Distributor, Van Kampen, or Morgan Stanley Dean Witter & Co. (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



    The trustee/directors recently reviewed and adopted a standardized compensation and benefits program for each fund in the Fund Complex. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the MS Funds) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. Effective January 1,

1998, the compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the MS Funds) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.



    For each AC Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the AC Funds includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/ director. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and
(ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees/directors generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.



    For each VK Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from each VK Fund includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee, in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.



    For the period from July 2, 1997 up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the MS Funds was based generally on the compensation amounts and methodology used by such funds prior to their joining the current Fund Complex on July 2, 1997. Each trustee/director was elected as a director of the MS Funds on July 2, 1997. Prior to July 2, 1997, the MS Funds were part of another fund complex (the "Prior Complex") and the former directors of the MS Funds were paid an aggregate fee allocated among the funds in the Prior Complex that resulted in individual directors receiving total compensation between approximately $8,000 to $10,000 from the MS Funds during such funds' last fiscal year.



    Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



    Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Directors of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.



    Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                                              FUND COMPLEX
                                                                                 ---------------------------------------
                                                                                     AGGREGATE
                                                                                     PENSION OR           AGGREGATE
                                          YEAR FIRST     AGGREGATE COMPENSATION      RETIREMENT       ESTIMATED MAXIMUM
                                         APPOINTED OR     BEFORE DEFERRAL FROM        BENEFITS         ANNUAL BENEFITS
                                        ELECTED TO THE            THE            ACCRUED AS PART OF   FOR THE FUND UPON
               NAME(1)                       BOARD             COMPANY(2)           EXPENSES(3)         RETIREMENT(4)
--------------------------------------  ---------------  ----------------------  ------------------  -------------------
J. Miles Branagan*                              1997           $   13,672            $   30,328           $  60,000
Linda Hutton Heagy*                             1997               11,072                 3,141              60,000
R. Craig Kennedy*                               1997               13,672                 2,229              60,000
Jack E. Nelson*                                 1997               13,672                15,820              60,000
Jerome L. Robinson                              1997                4,072                32,020              15,750
Phillip B. Rooney*                              1997               13,672                     0              60,000
Dr. Fernando Sisto*                             1997               13,672                60,208              60,000
Wayne W. Whalen*                                1997               13,672                10,788              60,000


                                            TOTAL
                                         COMPENSATION
                                            BEFORE
                                           DEFERRAL
                                          FROM FUND
               NAME(1)                    COMPLEX(3)
--------------------------------------  --------------
J. Miles Branagan*                       $    111,197
Linda Hutton Heagy*                           111,197
R. Craig Kennedy*                             111,197
Jack E. Nelson*                               104,322
Jerome L. Robinson                            107,947
Phillip B. Rooney*                             74,697
Dr. Fernando Sisto*                           111,197
Wayne W. Whalen*                              111,197


--------------

  *   Currently a member of the Board of Directors.



    (1) Persons not designated by an asterisk are not currently members of the Board of Directors, but were members of the Board of Directors during the Company's most recently completed fiscal year. Mr. Robinson retired from the Board of Directors on December 31, 1997. Directors not eligible for compensation are not included in the compensation table.



    (2) The amounts shown in this column represent the Aggregate Compensation before Deferral from all operating portfolios of the Company, with respect to the Fund's fiscal year ended June 30, 1998. The detail of aggregate compensation before deferral from each operating portfolio (except the Equity Growth Fund which paid no compensation to trustees/directors for its fiscal year ended June 30, 1998) is shown in Table A below. The following directors deferred compensation from the operating portfolios of the Company, during the fiscal year ended June 30, 1998: Mr. Branagan, $9,600; Ms. Heagy, $7,000; Mr. Kennedy, $4,800;
         Mr. Nelson, $9,600; Mr. Rooney, $9,600; Dr. Sisto, $4,800; and Mr. Whalen, $9,600. The details of amounts deferred for each portfolio are shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each director, including former directors, from the Company as of June 30, 1998 is as follows: Mr. Branagan, $13,179; Ms. Heagy, $11,180; Mr. Kennedy, $7,606; Mr. Nelson, $15,050; Mr.
         Robinson, $3,197; Mr. Rooney, $12,004; Dr. Sisto, $12,233; Mr. Whalen, $14,651; Mr. Miller, $1,681; and Mr. Gaughan, $431. The details of cumulative deferred compensation (including interest) for each portfolio are shown in Table C below. The deferred compensation plan is described above the Compensation Table.



    (3) The amounts shown in this column represent the sum of the retirement benefits accrued by all operating funds in the Fund Complex for each trustee/director for such a funds' respective fiscal years ended in 1997. The retirement plan is described above the Compensation Table.



    (4) For Mr. Robinson, this is the sum of the actual annual benefits payable by the operating investment companies in the Fund Complex as of the date of his retirement for each year of the 10-year period since his retirement. For the remaining trustees, this is the sum of the estimated maximum annual benefits payable by the operating investment companies in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table.



    (5) The amounts shown in this column represent the aggregate compensation paid by all operating investment companies in the Fund Complex as of December 31, 1997 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1997. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extend permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $268,447 during the calendar year ended December 31, 1997.

    As of September 3, 1998, the Directors and officers of the Fund as a group owned less than 1% of the shares of each Fund.



FISCAL YEAR 1998 AGGREGATE COMPENSATION FROM THE COMPANY AND EACH PORTFOLIO
                                                                         TABLE A


FUND NAME                                        BRANAGAN      HEAGY     KENNEDY    NELSON     ROBINSON     ROONEY      SISTO
----------------------------------------------  -----------  ---------  ---------  ---------  -----------  ---------  ---------
Aggressive Equity Fund........................   $     781   $     581  $     781  $     781   $      70   $     781  $     781
American Value Fund...........................       1,043         843      1,043      1,043         150       1,043      1,043
Asian Growth Fund.............................       1,966       1,766      1,966      1,966       1,260       1,966      1,966
Emerging Markets Fund.........................       1,203       1,003      1,203      1,203         460       1,203      1,203
Global Equity Fund............................         963         763        963        963           0         963        963
Global Equity Allocation Fund.................       1,233       1,033      1,233      1,233         454       1,233      1,233
Global Fixed Income Fund......................         643         443        643        643          36         643        643
Government Obligations Fund...................         358         358        358        358         358         358        358
High Yield & Total Return Equity Fund.........         661         461        661        661          44         661        661
International Magnum Fund.....................         732         532        732        732          60         732        732
Latin American Fund...........................         819         619        819        819         126         819        819
Money Market Fund.............................         608         608        608        608         608         608        608
U.S. Real Estate Fund.........................         669         469        669        669          40         669        669
Value Fund....................................         793         593        793        793           0         793        793
Worldwide High Income Fund....................       1,200       1,000      1,200      1,200         406       1,200      1,200
                                                -----------  ---------  ---------  ---------  -----------  ---------  ---------
  Company Total...............................   $  13,672   $  11,072  $  13,672  $  13,672   $   4,072   $  13,672  $  13,672
                                                -----------  ---------  ---------  ---------  -----------  ---------  ---------

FUND NAME                                        WHALEN
----------------------------------------------  ---------
Aggressive Equity Fund........................  $     781
American Value Fund...........................      1,043
Asian Growth Fund.............................      1,966
Emerging Markets Fund.........................      1,203
Global Equity Fund............................        963
Global Equity Allocation Fund.................      1,233
Global Fixed Income Fund......................        643
Government Obligations Fund...................        358
High Yield & Total Return Equity Fund.........        661
International Magnum Fund.....................        732
Latin American Fund...........................        819
Money Market Fund.............................        608
U.S. Real Estate Fund.........................        669
Value Fund....................................        793
Worldwide High Income Fund....................      1,200
                                                ---------
  Company Total...............................  $  13,672
                                                ---------



1998 AGGREGATE COMPENSATION DEFERRED FROM THE COMPANY AND EACH PORTFOLIO
                                                                         TABLE B


FUND NAME                                               BRANAGAN      HEAGY      KENNEDY     NELSON      ROBINSON      ROONEY
-----------------------------------------------------  -----------  ---------  -----------  ---------  -------------  ---------
Aggressive Equity Fund...............................   $     711   $     511   $     356   $     711    $       0    $     711
American Value Fund..................................         893         693         446         893            0          893
Asian Growth Fund....................................         706         506         353         706            0          706
Emerging Markets Fund................................         743         543         372         743            0          743
Global Equity Fund...................................         963         763         482         963            0          963
Global Equity Allocation Fund........................         779         579         390         779            0          779
Global Fixed Income Fund.............................         607         407         304         607            0          607
High Yield & Total Return Equity Fund................         617         417         308         617            0          617
International Magnum Fund............................         672         472         336         672            0          672
Latin American Fund..................................         693         493         346         693            0          693
U.S. Real Estate Fund................................         629         429         314         629            0          629
Value Fund...........................................         793         593         396         793            0          793
Worldwide High Income Fund...........................         794         594         397         794            0          794
                                                                                                                --
                                                       -----------  ---------  -----------  ---------                 ---------
  Company Total......................................   $   9,600   $   7,000   $   4,800   $   9,600    $       0    $   9,600
                                                                                                                --
                                                       -----------  ---------  -----------  ---------                 ---------

FUND NAME                                                SISTO     WHALEN
-----------------------------------------------------  ---------  ---------
Aggressive Equity Fund...............................  $     356  $     711
American Value Fund..................................        446        893
Asian Growth Fund....................................        353        706
Emerging Markets Fund................................        372        743
Global Equity Fund...................................        482        963
Global Equity Allocation Fund........................        390        779
Global Fixed Income Fund.............................        304        607
High Yield & Total Return Equity Fund................        308        617
International Magnum Fund............................        336        672
Latin American Fund..................................        346        693
U.S. Real Estate Fund................................        314        629
Value Fund...........................................        396        793
Worldwide High Income Fund...........................        397        794

                                                       ---------  ---------
  Company Total......................................  $   4,800  $   9,600

                                                       ---------  ---------



CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE COMPANY AND EACH
  PORTFOLIO
                                                                         TABLE C


FUND NAME                                     BRANAGAN      HEAGY      KENNEDY     NELSON     ROBINSON     ROONEY      SISTO
-------------------------------------------  -----------  ---------  -----------  ---------  -----------  ---------  ---------
Aggressive Equity Fund.....................   $     754   $     543   $     382   $     765   $       0   $     763  $     364
American Value Fund........................         949         734         480         961           0         958        457
Asian Growth Fund..........................         751         539         380         761           0         759        362
Emerging Markets Fund......................         791         578         401         801           0         800        381
Global Equity Fund.........................       1,174         957         594       1,188           0       1,186        565
Global Equity Allocation Fund..............       3,579       4,206       2,780       5,397       3,197       2,374      7,318
Global Fixed Income Fund...................         644         433         327         654           0         652        610
High Yield & Total Return Equity Fund......         655         444         332         664           0         662        316
International Magnum Fund..................         714         502         362         724           0         722        344
Latin American Fund........................         737         525         374         747           0         746        355
U.S. Real Estate Fund......................         668         457         339         678           0         676        322
Value Fund.................................         843         630         427         854           0         852        406
Worldwide High Income Fund.................         920         632         428         856           0         854        433
                                             -----------  ---------  -----------  ---------  -----------  ---------  ---------
  Company Total............................   $  13,179   $  11,180   $   7,606   $  15,050   $   3,197   $  12,004  $  12,233
                                             -----------  ---------  -----------  ---------  -----------  ---------  ---------

FUND NAME                                     WHALEN     MILLER      GAUGHAN
-------------------------------------------  ---------  ---------  -----------
Aggressive Equity Fund.....................  $     752  $       0   $       0
American Value Fund........................        945          0           0
Asian Growth Fund..........................        748          0           0
Emerging Markets Fund......................        788          0           0
Global Equity Fund.........................      1,169          0           0
Global Equity Allocation Fund..............      5,162      1,681         431
Global Fixed Income Fund...................        642          0           0
High Yield & Total Return Equity Fund......        652          0           0
International Magnum Fund..................        711          0           0
Latin American Fund........................        735          0           0
U.S. Real Estate Fund......................        666          0           0
Value Fund.................................        840          0           0
Worldwide High Income Fund.................        841          0           0
                                             ---------  ---------       -----
  Company Total............................  $  14,651  $   1,681   $     431
                                             ---------  ---------       -----

INVESTMENT ADVISORY AND ADMINISTRATIVE AGREEMENTS



    The Adviser is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"). The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and has its offices at One Parkview Plaza, Oakbrook Terrace, IL 60181 and 2800 Post Oak Boulevard, Houston, TX 77056. Pursuant to the advisory agreement (the "Advisory Agreement") between the Adviser and the Company, the Adviser provides investment services to the Funds. Additionally, pursuant to the administration agreement (the "Administration Agreement") between the Adviser and the Company, the Adviser (the "Administrator") provides administrative services to the Funds. The current Advisory Agreement and Administration Agreement for each Fund except the Global Franchise Fund became effective as of July 2, 1997. The Adviser received compensation for advisory services to the Non-Money Funds of the Company for the fiscal year ended June 30, 1998 of approximately $21,021,000 (and voluntarily waived a portion of such fees equal to approximately $2,664,000). The Administrator received compensation for Administrative Services to the Non-Money Funds of the Company for the fiscal year ended June 30, 1998 of approximately $5,956,000. The current Advisory Agreement and Administration Agreement for the Global Franchise Fund was approved by the Board of Directors on July 30, 1998. For the fiscal year ended June 30, 1998, the Company paid advisory fees to Van Kampen for the Money Market Fund of approximately $680,000 (and voluntarily waived a portion of such fees equal to approximately 195,000). As Adviser for the Government Obligations Money Market Fund, the Company paid to Van Kampen approximately $289,000 (and voluntarily waived a portion of such fees equal to approximately $183,000).



    MSAM is an indirect wholly-owned subsidiary of MSDW and currently acts as sub-adviser pursuant to an investment sub-advisory agreement between MSAM and the Adviser to each of the Company's Funds, other than the Mid Cap Growth and Value Funds. The principal offices of the MSAM are located at 1221 Avenue of the Americas, New York, NY 10020. Prior to July 2, 1997, MSAM served as investment adviser and administrator for such Funds. As compensation for advisory services to the non-money Funds of the Company for the fiscal years ended June 30, 1996 and June 30, 1997, MSAM, the prior adviser, earned fees of approximately $7,177,000 (and voluntarily waived a portion of such fees equal to approximately $1,328,000) and $10,409,000 (and voluntarily waived a portion of such fees equal to approximately $1,716,000). Further, for the fiscal years ended June 30, 1996 and June 30, 1997, MSAM, as adviser for the PCS Money Market Portfolio (the "Predecessor Money Market Portfolio") the predecessor to the Money Market Fund received $759,398 and $882,000, respectively (net of voluntary fee waivers of $153,797 and $579,000,) and as adviser for the PCS Government Obligations Money Market Portfolio (the "Predecessor Government Obligations Money Market Portfolio") the predecessor to the Government Obligations Money Market Fund received $395,312 and $542,000, respectively (net of voluntary fee waivers of $0 and $45,251). For the fiscal years ended June 30, 1996 and June 30, 1997, the Company paid administrative fees to MSAM, the prior administrator to the Funds, of approximately $2,273,000 and $3,187,000, respectively. For the fiscal years ended June 30, 1996 and for the fiscal period from July 1, 1996 to September 26, 1996, PFPC Inc., which served as administrator to the Predecessor Money Market Portfolio and Predecessor Government Obligations Money Market Portfolio (the "Predecessor Portfolios"), was paid aggregate administrative fees of $273,252 and $73,440, respectively.



    MAS is an indirect wholly-owned subsidiary of MSDW with its principal offices located at One Tower Bridge, West Conshohocken, PA 19428. Pursuant to an investment sub-advisory agreement between MAS and the Adviser, MAS currently provides sub-advisory services to each of the Mid Cap Growth and Value Funds. Prior to July 2, 1998, MAS served as investment adviser and administrator for such Funds. MAS did not receive any compensation as an adviser or administrator for such Funds for the fiscal year ended June 30, 1997 or before as such Funds had not commenced investment operations during such periods.



    Under sub-administration agreements between the Administrator and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company, a corporate affiliate of Chase, provides certain administrative services to the Company. CGFSC provides operational and administrative services to investment companies with approximately $163 billion in assets and having approximately 243,424 shareholder accounts as of June 30, 1998. CGFSC's business address is 73 Tremont Street, Boston, MA 02108-3913.


DISTRIBUTION OF FUND SHARES


    Prior to January 1, 1997, Morgan Stanley & Co. Incorporated ("Morgan Stanley"), a wholly-owned subsidiary of MSDW, served as the distributor of the Company's shares pursuant to a Distribution Agreement with the Company and a Plan of Distribution for each Money Market Fund and each class of each Non-Money Fund pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan" and collectively, the "Plans"). Subsequent to January 1, 1997, Van Kampen Funds Inc. (the "Distributor") replaced Morgan Stanley as distributor of the Company's shares pursuant to a Distribution Agreement with the Company and the Plans. Under each Plan the Company's distributor is entitled to receive from the Funds a distribution fee, which is accrued daily and paid monthly, of up to 0.50% for each of the Money Market Funds and up to 0.75% of the Class B shares and Class C shares of each of the Non-Money Funds, on an annualized basis, of the average daily net assets of such Fund or classes. The Distributor expects to allocate most of its fee to investment dealers, banks or financial service firms that provide distribution, administrative or shareholder services (a "Participating Dealer"). The actual amount of such reimbursement is agreed upon by the Company's Board of Directors and by the Distributor. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares.

    The Plans obligate the Funds to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan. Thus, under each Plan, even if the Distributor's actual expenses exceed the fee payable to it thereunder at any given time, the Funds will not be obligated to pay more than that fee. The Plans for the Class A, Class B and Class C shares of the Non-Money Market Funds were most recently approved by the Company's Board of Directors, including those directors who are not "interested persons" of the Company as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related thereto, on July 30, 1998 and the Plan for the Money Market Funds was most recently approved at the same meeting.


    As reimbursement for providing distribution services to the Company for the fiscal year ended June 30, 1998, the Distributor received aggregate fees of approximately $17,265,000 which were attributable approximately as follows:



                                                                                                    FISCAL YEAR ENDED
                                                                                                      JUNE 30, 1998
FUND NAME                                                                                                 (000)
-------------------------------------------------------------------------------------------------  -------------------
Global Equity Allocation Fund -- Class A.........................................................       $     219
Global Equity Allocation Fund -- Class B.........................................................             673
Global Equity Allocation Fund -- Class C.........................................................             843
Global Fixed Income Fund -- Class A..............................................................              14
Global Fixed Income Fund -- Class B..............................................................              15
Global Fixed Income Fund -- Class C..............................................................              21
Asian Growth Fund -- Class A.....................................................................             224
Asian Growth Fund -- Class B.....................................................................             379
Asian Growth Fund -- Class C.....................................................................             558
Emerging Markets Fund -- Class A.................................................................             263
Emerging Markets Fund -- Class B.................................................................             452
Emerging Markets Fund -- Class C.................................................................             465
Latin American Fund -- Class A...................................................................             164
Latin American Fund -- Class B...................................................................             264
Latin American Fund -- Class C...................................................................             214
American Value Fund -- Class A...................................................................             289
American Value Fund -- Class B...................................................................           1,232
American Value Fund -- Class C...................................................................             766
Worldwide High Income Fund -- Class A............................................................             216
Worldwide High Income Fund -- Class B............................................................           1,101
Worldwide High Income Fund -- Class C............................................................             517
Aggressive Equity Fund -- Class A................................................................             100
Aggressive Equity Fund -- Class B................................................................             706
Aggressive Equity Fund -- Class C................................................................             141
High Yield & Total Return Fund -- Class A........................................................              18
High Yield & Total Return Fund -- Class B........................................................             123
High Yield & Total Return Fund -- Class C........................................................              50
U.S. Real Estate Fund -- Class A.................................................................              45
U.S. Real Estate Fund -- Class B.................................................................             120
U.S. Real Estate Fund -- Class C.................................................................              37
International Magnum Fund -- Class A.............................................................             104
International Magnum Fund -- Class B.............................................................             356
International Magnum Fund -- Class C.............................................................             112
Japanese Equity Fund -- Class A(1)...............................................................             N/A
Japanese Equity Fund -- Class B(1)...............................................................             N/A
Japanese Equity Fund -- Class C(1)...............................................................             N/A
Growth and Income Fund II -- Class A(1)..........................................................             N/A
Growth and Income Fund II -- Class B(1)..........................................................             N/A
Growth and Income Fund II -- Class C(1)..........................................................             N/A
European Equity Fund -- Class A(1)...............................................................             N/A
European Equity Fund -- Class B(1)...............................................................             N/A
European Equity Fund -- Class C(1)...............................................................             N/A
Money Market Fund................................................................................             825
Tax-Free Money Market Fund(1)....................................................................             N/A
Government Obligations Money Market Fund.........................................................             343
Equity Growth Fund -- Class A....................................................................             N/A
Equity Growth Fund -- Class B....................................................................             N/A
Equity Growth Fund -- Class C....................................................................             N/A
Global Equity Fund -- Class A....................................................................             108
Global Equity Fund -- Class B....................................................................           3,543
Global Equity Fund -- Class C....................................................................             368
Emerging Markets Debt Fund -- Class A(1).........................................................             N/A
Emerging Markets Debt Fund -- Class B(1).........................................................             N/A
Emerging Markets Debt Fund -- Class C(1).........................................................             N/A
Mid Cap Growth Fund -- Class A(1)................................................................             N/A
Mid Cap Growth Fund -- Class B(1)................................................................             N/A
Mid Cap Growth Fund -- Class C(1)................................................................             N/A
Value Fund -- Class A............................................................................             236
Value Fund -- Class B............................................................................             845
Value Fund -- Class C............................................................................             194
Global Franchise Fund -- Class A(1)..............................................................             N/A
Global Franchise Fund -- Class B(1)..............................................................             N/A
Global Franchise Fund -- Class C(1)..............................................................             N/A


------------------

(1) Not operational as of June 30, 1998.

CODE OF ETHICS

    The Board of Directors of the Company has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which incorporates the Code of Ethics of the Adviser (together, the "Codes"). The Codes require that all employees of the Adviser and Sub-Advisers preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Adviser or Sub-Adviser. Furthermore, the Codes provide for trading "blackout periods" that prohibit trading by investment personnel of the Company within periods of trading by the Company in the same (or equivalent) security.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    The names and addresses of the holders of 5% or more of the outstanding shares of any class of the Company as of September 3, 1998 and the percentage of outstanding shares of such classes owned beneficially or of record by such shareholders as of such date are, to Company management's knowledge, as follows:



    AGGRESSIVE EQUITY: Van Kampen Trust Company, 2800 Post Oak Blvd, Houston, TX 77056 owned 5.374% of the total outstanding Class A shares of such Fund.



    AMERICAN VALUE FUND: Merrill Lynch, Pierce, Fenner & Smith for the Sole Benefit of its Customers, 4800 Deer Lake Dr. East 3rd Floor, Jacksonville, FL 32246-6484, owned 8.607% and Van Kampen Trust Company, 2800 Post Oak Blvd, Houston, Texas 77056 owned 6.273% of the total outstanding Class B shares of such Fund.



    Merrill Lynch, Pierce, Fenner & Smith for the Sole Benefit of its Customers, 4800 Deer Lake Dr. East, 3rd Floor, Jacksonville, FL 32246-6484, owned 12.432% of the total outstanding Class C shares of such Fund.



    GLOBAL EQUITY ALLOCATION FUND: Van Kampen Trust Company, 2800 Post Oak Blvd, Houston, Texas 77056, owned 17.739% and 21.147% of the outstanding Class A and B shares, respectively, of such Fund.



    GLOBAL FIXED INCOME FUND: The following each held the percentage indicated of the total outstanding Class A shares of such Fund: MLPF&S, 4800 Deer Lake Dr., Jacksonville, FL 32246-6484, 17.923%; LaSalle National Bank Cust FBO Bruce
A. Bendoff & Judith D. Bendoff, P.O. Box 1443, Chicago, IL 60690-1443, 14.121%; FTC & Co. P.O. Box 173736, Denver, Co. 80217-3736, 11.592%; NFSC FBO Bruce S.
Sperling, 55 W. Monroe St., Chicago, IL 60603-5010, 8.202%; Charles Schwab & Co. Inc., 101 Montgomery St., San Francisco, CA 94104-4122, 6.415%.



    Anna E. Fulmer Trustee for Anna E. Fulmer Trust, U/A/D 8/2/93, 1124 Marine Way West, West Palm Beach, FL, 33408-3630, owned 7.051% of the total outstanding Class B shares of such Fund.



    The following each held the percentage indicated of the total outstanding Class C shares of such Fund: Esierea Clearing Corp. Geraldine M. Falkiner 1987 111 East Kilbourn Avenue, Milwaukee, WI 53202-6611, 6.466%; MLPF&S, 4800 Deer Lake Dr., Jacksonville, FL 32246-6484, 5.007%; and Solomon Smith Barney, Inc., 333 West 34th Street, New York, NY 10001-2483, 5.855%.



    EMERGING MARKETS FUND: Charles Schwab & Co., Inc., Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104, owned 36.857% of the total outstanding Class A shares of such Fund.



    HIGH YIELD & TOTAL RETURN FUND: The following each held the percentage indicated of the total outstanding Class A shares of such Fund: MLPF&S, 4800 Deer Lake Dr., Jacksonville, FL 32246-6484, 28.950%; Charles Schwab & Co. Inc., 101 Montgomery St., San Francisco, CA 94104-4122, 12.499% and Donaldson Lufkin Jenrette, P.O. Box 2052, Jersey City, NJ 07303-2052, 5.390%.



    MLPF&S, 4800 Deer Lake Dr., Jacksonville, FL 32246-6484, owned 6.004% and 22.549% of the total outstanding Class B and C shares, respectively, of such Fund.



    LATIN AMERICAN FUND: Charles Schwab for the Sole Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4122, owned 9.873% of the total outstanding Class A shares of such Fund.



    U.S. REAL ESTATE FUND: The following each held the percentage indicated of the total outstanding Class A shares of such Fund: Charles Schwab & Co. Inc., 101 Montgomery St., San Francisco, CA 94104-4122 owned 36.020% and Painewebber, 22 Harbor Drive, Port Washington, NY 11050-2524 owned 8.777%.



    Dain Rauscher Incorporated, P.O. Box 6368, Lincoln, NE 68506-0368 owned 9.926% of the total outstanding Class C shares of such fund.



    INTERNATIONAL MAGNUM FUND: Wachovia Bank NA Cust, FBO East Carolina University Endowment and Foundation, 301 N. Main Street, P.O. Box 3073, Winston Salem, NC 27150, owned 6.172% of the total outstanding Class A shares of such Fund and Charles Schwab & Co. Inc., Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104-4122, owned 8.798% of the total outstanding Class A shares of such Fund.



    Van Kampen Trust Company, 2800 Post Oak Blvd, Houston, Texas 77056, owned 8.842% of the total outstanding Class B shares of such Fund.

    MLPF&S, 4800 Deer Lake Dr., Jacksonville, FL 32246-6484, owned 10.533% and Interstate/Johnson Lane, P.O. Box 1220, Charlotte, NC 28201-1220, owned 8.907% of the total outstanding Class C shares of such Fund.


    MONEY MARKET FUND: PFPC, Inc., 400 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809, owned 99.514% of the total outstanding shares of the Fund.*


    GOVERNMENT OBLIGATIONS MONEY MARKET FUND: PFPC, Inc., 400 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809, owned 99.975% of the total outstanding shares of the Fund.*



    WORLDWIDE HIGH INCOME FUND: Charles Schwab & Co., Inc., Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104-4122, owned 7.546% of the total outstanding Class A shares of such Fund.



    ASIAN GROWTH FUND: MLPF&S, 4800 Deer Lake Dr., Jacksonville, FL 32246-6484 owned 5.245% of the total outstanding Class B shares of such Fund.


    TAX-FREE MONEY MARKET FUND:  N/A

    JAPANESE EQUITY FUND:  N/A

    EUROPEAN EQUITY FUND:  N/A


    EQUITY GROWTH FUND: Van Kampen Trust Company, 2800 Post Oak Blvd., Houston, Texas 77056 owned 13.228% of the total outstanding Class A shares of such Fund.



    Van Kampen Trust Company, 2800 Post Oak Blvd., Houston, Texas, 77056 owned 9.515% and Kathleen Hull Trust dtd 12/08/88 11 Sierra Avenue, Piedmont, CA 94611-3815 owned 5.963% of the total outstanding Class B shares of such Fund.



    John G. Elkenrode & Deborah J. Elkenrode, 16 Woodward Ln., Lutherville, MD 21093-3770 owned 14.699% and Concorde Bank Limited P.O. Box 1161, Barbados, West Indies owns 5.520% of the total outstanding Class C shares of such Fund.


    GLOBAL EQUITY FUND:  N/A

    EMERGING MARKETS DEBT FUND:  N/A

    MID CAP GROWTH FUND:  N/A


    GROWTH AND INCOME FUND II:  N/A



    VALUE FUND: MLPF&S, 4800 Deer Lake Dr., Jacksonville, FL 32246-6484, owned 10.128% and Van Kampen Trust Company, 2800 Post Oak Blvd., Houston, TX 77056 owned 5.681% of the total outstanding Class B shares of such Fund.



    MLPF&S, 4800 Deer Lake Dr., Jacksonville, FL 32246-6484, owned 11.149% and Van Kampen Trust Company, 2800 Post Oak Blvd, Houston, Texas 77056, owned 8.353% of the total outstanding Class C shares of such Fund.



    GLOBAL FRANCHISE FUND:  N/A


    *The shareholder may be deemed a "controlling person" of the particular Fund by virtue of its power to control the voting or disposition of the shares it owns. As a result of its ownership position, the shareholder may be able to control the outcome of matters voted on by shareholders of the Fund.

                       MONEY MARKET FUND NET ASSET VALUE

    Each of the Money Market Funds seeks to maintain a stable net asset value per share of $1.00. Each Fund uses the amortized cost method of valuing its securities, which does not take into account unrealized gains or losses. The use of amortized cost and the maintenance of a Fund's per share net asset value at $1.00 is based on the Fund's election to operate under the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that Rule, each of the Money Market Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities which are of "eligible quality" as determined in accordance with regulations of the SEC.

    The Rule also requires that the Directors, as a particular responsibility within the overall duty of care owed to shareholders, establish procedures reasonably designed, taking into account current market conditions and the Funds' investment objectives, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Directors deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield available for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by, or under procedures adopted by, the Directors.

    In the event of a deviation of over 1/2 of 1% between a Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Directors will promptly consider what action, if any, should be taken. The Directors will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair results which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, paying distributions from capital or capital gains or utilizing a net asset value per share as determined by using available market quotations.

    There are various methods of valuing the assets and of paying dividends and distributions from a money market fund. Each of the Money Market Funds values its assets at amortized cost while also monitoring the available market bid price, or yield equivalents. Since dividends from net investment income will be declared daily and paid monthly, the net asset value per share of such Funds will ordinarily remain at $1.00, but the Funds' daily dividends will vary in amount. Net realized short-term capital gains, if any, less any capital loss carryforwards, will be distributed whenever the Directors determine that such distributions would be in the best interest of shareholders, but in any event, at least once a year. The Money Market Funds do not expect to realize any long-term capital gains. Should any such gains be realized, they will be distributed annually, less any capital loss carryforwards.

                             PORTFOLIO TRANSACTIONS

    The Investment Advisory Agreement and Investment Sub-Advisory Agreements authorize each of the Adviser and Sub-Advisers (collectively for this discussion only, the "Adviser") to select the brokers or dealers that will execute the purchases and sales of investment securities for the Funds and direct the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Funds. The Company has authorized the Adviser to pay higher commissions in recognition of brokerage services which, in the opinion of the Adviser, are necessary for the achievement of better execution, provided the Adviser believes this to be in the best interest of the Company.

    In purchasing and selling securities for the Funds, it is the Company's policy to seek to obtain quality execution at the most favorable prices, through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Funds, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Company. Some securities considered for investment by a Fund may also be appropriate for other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Company's Directors.


    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of the Company's portfolio brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley under procedures adopted by the Board of Directors. For the three fiscal years ended June 30, 1996, June 30, 1997 and June 30, 1998, the Company paid brokerage commissions of approximately $180,458, $464,192 and $450,000, respectively, to the Morgan Stanley, an affiliated broker-dealer. For the fiscal years ended June 30, 1996, June 30, 1997 and June 30, 1998, commissions paid to Morgan Stanley represented approximately 6.00%, 7.98% and 4.83%, respectively, of the total amount of brokerage commissions paid in such period and which were paid on transactions that represented 2.00%, 7.10% and 10.78%, respectively, of the aggregate dollar amount of transactions that incurred commissions paid by the Company during such period.


    Fund securities will not be purchased from, or through, or sold to or through, the Adviser, the Sub-Advisers or Morgan Stanley or any "affiliated persons," as defined in the 1940 Act, of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

                            PERFORMANCE INFORMATION

    The Company may from time to time quote various performance figures to illustrate the Funds' past performance.

    Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be furnished by the Company but must be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Company are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Company to compute or express performance follows.

TOTAL RETURN

    From time to time the Funds may advertise total return. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or over the life of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1-, 5-, and 10- year period (or over the life of the Fund) and the deduction of all applicable Company expenses on an annual basis.

    Total return figures are calculated according to the following formula:

         n
    P(1+T)      =      ERV

    where:

         P      =      a hypothetical initial payment of $1,000
         T      =      average annual total return
         n      =      number of years
       ERV      =      ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).


    Calculated using the formula above, the average annualized total return, exclusive of a sales charge or deferred sales charge, for each of the Funds that commenced operations prior to June 30, 1998 for the one, three and five year periods ended June 30, 1998 and for the period from the inception of each Fund through June 30, 1998 are as follows:



                                                       ONE-YEAR       THREE-YEAR       FIVE-YEAR       INCEPTION
                                          INCEPTION  PERIOD ENDED    PERIOD ENDED    PERIOD ENDED    THROUGH JUNE
                                            DATE     JUNE 30, 1998   JUNE 30, 1998   JUNE 30, 1998     30, 1998
                                          ---------  -------------   -------------   -------------   -------------
Global Equity Allocation Fund
    Class A Shares......................   01/04/93    16.17%          20.42%          15.22%          15.94%
    Class B Shares(1)...................   08/01/95    15.33             N/A             N/A           18.22
    Class C Shares(1)...................   01/04/93    15.37           19.52           14.38           15.09
Global Fixed Income Fund
    Class A Shares......................   01/04/93     5.36            4.94            5.27            6.27
    Class B Shares(1)...................   08/01/95     4.65             N/A             N/A            4.07
    Class C Shares(1)...................   01/04/93     4.65            4.20            4.46            5.46
Asian Growth Fund
    Class A Shares......................   06/23/93   (60.57)         (25.87)         (10.44)         (10.40)
    Class B Shares(1)...................   08/01/95   (60.89)            N/A             N/A          (26.66)
    Class C Shares(1)...................   06/23/93   (60.88)         (26.43)         (11.09)         (11.05)
American Value Fund
    Class A Shares......................   10/18/93    28.26           22.85             N/A           18.69
    Class B Shares(1)...................   08/01/95    27.30             N/A             N/A           23.54
    Class C Shares(1)...................   10/18/93    27.28           24.35             N/A           17.77
Worldwide High Income Fund
    Class A Shares......................   04/21/94     3.40           17.21             N/A           14.60
    Class B Shares(1)...................   08/01/95     2.63             N/A             N/A           16.24
    Class C Shares(1)...................   04/21/94     2.55           16.27             N/A           13.71
Emerging Markets Fund
    Class A Shares......................   07/06/94   (34.31)          (7.08)            N/A           (6.87)
    Class B Shares(1)...................   08/01/95   (34.76)            N/A             N/A           (7.15)
    Class C Shares(1)...................   07/06/94   (34.73)          (5.90)            N/A           (7.55)
Latin American Fund
    Class A Shares......................   07/06/94   (17.37)          21.90             N/A            8.67
    Class B Shares(1)...................   08/01/95   (17.82)            N/A             N/A           19.17
    Class C Shares(1)...................   07/06/94   (17.86)          21.04             N/A            7.83
Aggressive Equity Fund
    Class A Shares......................   01/02/96    30.93             N/A             N/A           33.01
    Class B Shares......................   01/02/96    29.94             N/A             N/A           32.07
    Class C Shares......................   01/02/96    29.90             N/A             N/A           32.03
U.S. Real Estate Fund
    Class A Shares......................   05/01/96     8.27             N/A             N/A           21.93
    Class B Shares......................   05/01/96     7.23             N/A             N/A           20.86
    Class C Shares......................   05/01/96     7.20             N/A             N/A           20.87
High Yield & Total Return Fund
    Class A Shares......................   05/01/96    10.81             N/A             N/A           13.32
    Class B Shares......................   05/01/96     9.86             N/A             N/A           12.42
    Class C Shares......................   05/01/96     9.86             N/A             N/A           12.42

                                                       ONE-YEAR       THREE-YEAR       FIVE-YEAR       INCEPTION
                                          INCEPTION  PERIOD ENDED    PERIOD ENDED    PERIOD ENDED    THROUGH JUNE
                                            DATE     JUNE 30, 1998   JUNE 30, 1998   JUNE 30, 1998     30, 1998
                                          ---------  -------------   -------------   -------------   -------------
International Magnum Fund
    Class A Shares......................   07/01/96     8.32%            N/A             N/A           12.72%
    Class B Shares......................   07/01/96     7.55             N/A             N/A           11.88
    Class C Shares......................   07/01/96     7.55             N/A             N/A           11.86
Japanese Equity Fund
    Class A Shares......................        N/A      N/A             N/A             N/A             N/A
    Class B Shares......................        N/A      N/A             N/A             N/A             N/A
    Class C Shares......................        N/A      N/A             N/A             N/A             N/A
Growth and Income Fund II
    Class A Shares......................        N/A      N/A             N/A             N/A             N/A
    Class B Shares......................        N/A      N/A             N/A             N/A             N/A
    Class C Shares......................        N/A      N/A             N/A             N/A             N/A
European Equity Fund
    Class A Shares......................        N/A      N/A             N/A             N/A             N/A
    Class B Shares......................        N/A      N/A             N/A             N/A             N/A
    Class C Shares......................        N/A      N/A             N/A             N/A             N/A
Equity Growth Fund
    Class A Shares......................    5/29/98      N/A             N/A             N/A            2.90%
    Class B Shares......................    5/29/98      N/A             N/A             N/A            2.80%
    Class C Shares......................    5/29/98      N/A             N/A             N/A            2.80%
Global Equity Fund
    Class A Shares......................   10/29/97    11.38             N/A             N/A             N/A
    Class B Shares......................   10/29/97    10.84             N/A             N/A
    Class C Shares......................   10/29/97    10.74             N/A             N/A             N/A
Emerging Markets Debt Fund
    Class A Shares......................        N/A      N/A             N/A             N/A             N/A
    Class B Shares......................        N/A      N/A             N/A             N/A             N/A
    Class C Shares......................        N/A      N/A             N/A             N/A             N/A
Mid Cap Growth Fund
    Class A Shares......................        N/A      N/A             N/A             N/A             N/A
    Class B Shares......................        N/A      N/A             N/A             N/A             N/A
    Class C Shares......................        N/A      N/A             N/A             N/A             N/A
Value Fund
    Class A Shares......................     7/7/97     6.74             N/A             N/A             N/A
    Class B Shares......................     7/7/97     6.01             N/A             N/A             N/A
    Class C Shares......................     7/7/97     5.83             N/A             N/A             N/A
Global Franchise Fund
    Class A Shares......................        N/A      N/A             N/A             N/A             N/A
    Class B Shares......................        N/A      N/A             N/A             N/A             N/A
    Class C Shares......................        N/A      N/A             N/A             N/A             N/A
Money Market Fund.......................   08/04/89     4.83           14.84           23.06            4.80
Tax-Free Money Market Fund..............        N/A      N/A             N/A             N/A             N/A
Government Obligations Money Market
 Fund...................................   03/12/92     4.79           14.72           22.91            3.89


------------------

  The Japanese Equity, Growth and Income II, European Equity, Emerging Markets Debt, Mid Cap Growth, Global Franchise and Tax-Free Money Market Funds had not commenced operations in the fiscal year ended June 30, 1998.



(1) The Class B shares listed above were created on May 1, 1995. The original Class B shares were renamed Class C shares, as listed above, on May 1, 1995. The Class B shares commenced operations on August 1, 1995.


YIELD FOR CERTAIN FUNDS

    From time to time certain of the Funds may advertise yield.

    Current yield reflects the income per share earned by a Fund's investments.

    Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

    Current yield figures are obtained using the following formula:

                      2[(a - b + 1) - 1]
Yield          =      ------------------
                              cd

    where:

    a          =      dividends and interest earned during the period
    b          =      expenses accrued for the period (net of reimbursements)
    c          =      the average daily number of shares outstanding during the period that were entitled to receive income distributions
    d          =      the maximum offering price per share on the last day of the period


    The respective current yields for the following Funds 30-day period ended June 30, 1998 were as follows:



                                                                     CLASS A      CLASS B      CLASS C
FUND NAME                                                            SHARES       SHARES       SHARES
-----------------------------------------------------------------  -----------  -----------  -----------
Global Fixed Income Fund                                                 3.18         2.59         2.59
Worldwide High Income Fund                                               9.18         8.85         8.86
High Yield & Total Return Fund                                           7.06         6.65         6.65


                  CALCULATION OF YIELD FOR MONEY MARKET FUNDS


    The current yield of the Money Market, Tax-Free Money Market and Government Obligations Money Market Funds are calculated daily on a base period return for a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes in such account) by its average net asset value for the period, and then multiplying it by 365/7 to determine the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Fund, including dividends on both the original share and on such additional shares. The yields of the Money Market Fund and Government Obligations Money Market Fund for the 7-day period ended June 30, 1998 were 4.67% and 4.19% respectively. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for each Fund by dividing the base period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result. The effective yields of the Money Market Fund and Government Obligations Money Market Fund for the 7-day period ended June 30, 1998 were 4.77% and 4.28%, respectively.


    The yield of a Fund will fluctuate. The annualization of a week's dividend is not a representation by the Fund to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Fund invests in, changes in interest rates on instruments, changes in the expenses of the Fund and other factors. Yields are one basis investors may use to analyze the Funds, and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing fund instruments, computing net asset value and calculating yield.

                            TAXABLE EQUIVALENT YIELD

    It is easy to calculate your own taxable equivalent yield if you know your tax bracket. The formula is:

   Tax Free Yield
-------------------       =      Your Taxable Equivalent
1 - Your Tax Bracket             Yield


    For example, if you are in the 28% tax bracket and can earn a tax-free yield of 7.5%, the taxable equivalent yield would be 10.42%. The table below indicates the advantages of investments in Municipal Bonds for certain investors. Tax-exempt rates of interest payable on a Municipal Bond (shown at the top of each column) are equivalent to the taxable yields set forth opposite the respective income tax levels, based on income tax rates effective for the tax year 1997 under the Code. There can, of course, be no guarantee that the Tax-Free Money Market Fund will achieve a specific yield. Also, it is possible that some portion of the Fund's dividends may be subject to federal income taxes. A substantial portion, if not all, of such dividends may be subject to state and local taxes.


                         TAXABLE EQUIVALENT YIELD TABLE

          SAMPLE LEVEL OF              FEDERAL
           TAXABLE INCOME              INCOME           TAXABLE EQUIVALENT RATES BASED ON TAX-EXEMPT YIELD OF:
------------------------------------     TAX      ------------------------------------------------------------------
  SINGLE RETURN      JOINT RETURN     BRACKETS     3%     4%     5%     6%      7%      8%      9%     10%     11%
-----------------  -----------------  ---------   -----  -----  -----  -----  ------  ------  ------  ------  ------
$0-$24,650         $0-$41,200            15%      3.53%  4.71%  5.88%  7.06%  8.24%   9.41%   10.59%  11.76%  12.94%
$24,650-$59,750    $41,200-$99,600       28%      4.17%  5.56%  6.94%  8.33%  9.72%   11.11%  12.50%  13.89%  15.28%
$59,750-$124,650   $99,600-$151,750      31%      4.35%  5.80%  7.25%  8.70%  10.14%  11.59%  13.04%  14.49%  15.94%
$124,650-$271,050  $151,750-$271,050     36%      4.69%  6.25%  7.81%  9.38%  10.94%  12.50%  14.06%  15.63%  17.19%
$271,050 and up    $271,050 and up      39.6%     4.97%  6.62%  8.28%  9.93%  11.59%  13.23%  14.90%  16.56%  18.21%

--------------

* Net amount subject to 1997 federal income tax after deductions and exemptions, not indexed for 1997 income tax rates.

COMPARISONS

    To help investors better evaluate how an investment in a Fund of Morgan Stanley Fund, Inc. might satisfy their investment objective, advertisements regarding the Company may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications may be used:

    (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

    (b) Standard & Poor's 500 Stock Index or its component indices -- unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

    (c) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

    (d) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

    (e) Lipper -- Capital Appreciation Index -- a composite of mutual funds managed for maximum capital gains.

    (f) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

    (g) Morgan Stanley Capital International EAFE Index -- an arithmetic, market value-weighted average of the performance of over 1,000 securities on the stock exchanges of countries in Europe, Australia and the Far East.

    (h) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.


    (i) Salomon Smith Barney GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Association.



    (j) Salomon Smith Barney High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.



    (k) Salomon Smith Barney Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated BBB or better, United States Treasury/agency issues and mortgage pass-through securities.


    (l) Salomon Brothers World Bond Index -- measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:

Australian Dollars       Netherlands Guilder
Canadian Dollars         Swiss Francs
European Currency Units  UK Pounds Sterling
French Francs            U.S. Dollars
Japanese Yen             German Deutsche Marks

    (m) J.P. Morgan Traded Global Bond Index -- is an unmanaged index of government bond issues and includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, United Kingdom and United States gross of withholding tax.

    (n) Lehman LONG-TERM Treasury Bond Index -- is composed of all bonds covered by the Lehman Treasury Bond Index with maturities of 10 years or greater.

    (o) Lehman Aggregate Bond Index -- is an unmanaged index made up of the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

    (p) NASDAQ Industrial Index is composed of more than 3,000 industrial issues. Ifmis a value-weighted index calculated on price change only and does not include income.

    (q) Composite Indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 36% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

    (r) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

    (s) Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

    (t) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

    (u) Consumer Price Index (or cost of Living Index), published by the United States Bureau of Labor Statistics -- a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

    (v) Stocks, Bonds, Bills and Inflation, published by Hobson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, Treasury bills and inflation.

    (w) Savings and Loan Historical Interest Rates -- as published in the United States Savings & Loan League Fact Book.

    (x) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers Inc. and Bloomberg L.P.

    (y) The MSCI Combined Far East Free ex-Japan Index -- a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Taiwan and Thailand. Korea is included in the MSCI Combined Far East Free ex-Japan Index at 20% of its market capitalization.

    (z) CS First Boston High Yield Index -- generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

    (bb) Morgan Stanley Capital International World Index -- An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, New Zealand, the Far East, Canada and the United States.

    (cc) Morgan Stanley Capital International Emerging Markets Global Latin American Index -- An unmanaged, arithmetic market value weighted average of the performance of over 196 securities on the stock exchanges of Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. (Assumes reinvestment of dividends.)

    (dd) IFC Global Total Return Composite Index -- An unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (net of dividends reinvested).

    (ee) EMBI+ -- Expanding on the EMBI, which includes only Bradys, the EMBI+ includes a broader group of Brady Bonds, loans, Eurobonds and U.S. Dollar local markets instruments. A more comprehensive benchmark than EMBI, the EMBI+ covers 49 instruments from 14 countries. At $98 billion, its market cap is nearly 50% higher than the EMBI's. The EMBI+ is not, however, intended to replace the EMBI but rather to complement it. The EMBI continues to represent the most liquid, most easily traded segment of the market, while the EMBI+ represents the broader market, including more of the assets that investors typically hold in their portfolios. Both of these indices are published daily.

    (ff) The MSCI Latin America Global Index -- is a broad-based market cap weighted composite index covering at least 60% of markets in Mexico, Argentina, Brazil, Chile, Colombia, Peru and Venezuela (Assumes reinvestment of dividends).

    (gg) Morgan Stanley Capital International Japan Index -- An unmanaged index of common stocks (assumes dividends reinvested).

    (hh) NAREIT Index -- An unmanaged market weighted index of tax qualified REITs (excluding healthcare REITs) listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.

    (ii) Standard & Poor's 400 Mid Cap Index -- The Standard and Poor's Midcap 400 is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market where the medium market capitalization is approximately $700 million.

    (jj) Russell 2500 Index -- comprised of the bottom 500 stocks in the Russell 1000 Index which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately $1.3 billion.


    (kk) The Worldwide High Income Blended Index -- is an unmanaged index comprised of 50% CS First Boston High Yield Index, 25% J.P. Morgan Latin Eurobond Index and 25% J.P. Morgan Emerging Markets Bond Index Plus.


    In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Company's Funds, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Company to calculate its performance. In addition, there can be no assurance that the Company will continue this performance as compared to such other averages.

GENERAL PERFORMANCE INFORMATION

    Each Fund's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

    From time to time, a Fund's performance may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of the Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

    Fund advertising may include data on historical returns of the capital markets in the United States compiled or published by Ibbotson Associates of Chicago, Illinois ("Ibbotson"), including returns on common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare their performance to that of other compilations or indices that may be developed and made available in the future.

    The Funds may include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, foreign securities, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and various investment alternatives. Advertisements may include lists of representative Morgan Stanley clients. The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

    The Funds may include in its advertisements, discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments). Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers; the resources, expertise and support made available to the portfolio managers by Morgan Stanley or its affiliates; and the portfolio managers' goals, strategies and investment techniques.

    The Funds' advertisements may discuss economic and political conditions of the United States and foreign countries, the relationship between sectors of the U.S., a foreign, or the global economy and the U.S., a foreign, or the global economy as a whole and the effects of inflation. The Funds may include discussions and illustrations of the growth potential of various global markets including, but not limited to, Africa, Asia, Europe, Latin America, North America, South America, Emerging Markets and individual countries. These discussions may include the past performance of the various markets or market sectors; forecasts of population, gross national product and market performance; and the underlying data which supports such forecasts. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in the Funds' shareholder reports (including the investment composition of a Fund), as well as the views of Morgan Stanley as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund.

    The Funds may quote various measures of volatility and benchmark correlation in advertising. The Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Fund may also advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

    The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

    From time to time marketing materials may provide a portfolio manager update, an adviser update and discuss general economic conditions and outlooks. The Funds' marketing materials may also show each Fund's asset class diversification, top five sector holdings and ten largest holdings. Materials may also mention how the Adviser believes the Fund compares relative to other funds advised by the Adviser or distributed by the Distributor. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their fund in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Funds will also be marketed on the Internet.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS


    The Company's Articles of Incorporation permit the Directors to issue 28.5 billion shares of common stock, par value $.001 per share, from an unlimited number of Funds. Currently the Company is authorized to offer shares of twenty-three Funds, twenty of which have Class A, Class B and Class C shares.


    The shares of each Fund of the Company are fully paid and non-assessable, and, except as described in the Prospectuses, have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Fund of the Company have no pre-emptive rights. The shares of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share owned (and a fractional vote for each fractional share owned), then standing in his name on the books of the Company.

DIVIDENDS AND DISTRIBUTIONS

    The Company's policy is to distribute substantially all of each Fund's net investment income, if any. Each Fund may choose to make sufficient distributions of net capital gains to avoid liability for federal excise tax. A Fund will not be subject to federal income tax on capital gains or ordinary income distributed to shareholders so long as it qualifies as a RIC (see discussion under "Dividends and Distributions" and "Taxes" in the Prospectus). However, the Company may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or distributions cannot be predicted.

    Any dividend or distribution paid shortly after an investor purchases shares of an Non-Money Market Fund will reduce the per share net asset value of that Fund by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes to shareholders subject to taxes as set forth in the Prospectus.

    As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividends and distributions of a Fund are automatically reinvested in additional shares of that Fund at net asset value as of the business day following the record date. This reinvestment policy will remain in effect until the shareholder notifies the Transfer Agent in writing at least three days prior to a record date that the shareholder has elected either the Income Option (income dividends in cash and distributions in additional shares at net asset value) or the Cash Option (both income dividends and distributions in cash). No initial sales charge or CDSC is imposed on shares of any of the Funds, including the Non-Money Funds, that are purchased through the automatic reinvestment of dividends and distributions of a Fund.

    Each Fund generally will be treated as a separate corporation (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains of any Fund, whether or not distributed to investors, cannot be offset against net capital losses of any other Fund.

CUSTODY ARRANGEMENTS


    Chase serves as the Company's domestic custodian except with respect to the Money Market Funds. Morgan Stanley Trust Company, Brooklyn, NY, acts as the Company's custodian for foreign assets held outside the United States and employs subcustodians who were approved by the Directors of the Company in accordance with Rule 17f-5 adopted by the SEC under the 1940 Act. Morgan Stanley Trust Company is an affiliate of Morgan Stanley Dean Witter & Co. In the selection of foreign subcustodians, the Directors consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Company, and the reputation of the institution in the particular country or region. PNC Bank, N.A. serves as the Company's custodian for each of the Money Market Funds.

                     DESCRIPTION OF SECURITIES AND RATINGS

I.  DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

    EXCERPTS FROM MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") DESCRIPTION OF BOND RATINGS:

    Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA -- Bonds which are rated AA are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    EXCERPTS FROM STANDARD & POOR'S CORPORATION ("S&P") DESCRIPTION OF BOND
RATINGS:

    AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

    A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C -- The rating C is reserved for income bonds on which no interest is being paid.

    D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

    DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used are as follows: MIG-1 -- best quality, enjoying strong protection from established cash flows of funds for their servicing or from established broad-based access to the market for refinancing, or both; MIG-2 -- high quality with margins of protection ample although not so large as in the preceding group.

    DESCRIPTION OF MOODY'S HIGHEST COMMERCIAL PAPER RATING: Prime-1 ("P1") -- Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

    EXCERPT FROM S&P'S RATING OF MUNICIPAL NOTES ISSUES: S-1+ -- very strong capacity to pay principal and interest; SP-1 -- strong capacity to pay principal and interest.

    DESCRIPTION OF S&P'S HIGHEST COMMERCIAL PAPER RATING: A-1+ -- this designation indicates the degree of safety regarding timely payment is overwhelming. A-1 -- this designation indicates the degree of safety regarding timely payment is very strong.

    WITH RESPECT TO RATINGS BY IBCA LTD., the designation A1 by IBCA, Ltd. indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

II.  DESCRIPTION OF UNITED STATES GOVERNMENT SECURITIES

    The term "United States Government securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

    United States Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and United States Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Associates, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the United States Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the United States Government.

    Some of the United States Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

    An instrumentality of the United States Government is a Government agency organized under federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks, and the Federal National Mortgage Association.

                                   VAN KAMPEN
                             AGGRESSIVE EQUITY FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998

                                                                       VALUE
        SHARES                                                         (000)
----------------------------------------------------------------------------

COMMON STOCKS (95.0%)
  BASIC MATERIALS (1.7%)
    CHEMICALS (1.2%)
        36,900   Du Pont (EI) de Nemours Co.......................  $  2,754
                                                                    --------
    CHEMICALS (DIVERSIFIED) (0.5%)
        18,700   Monsanto.........................................     1,045
                                                                    --------
  TOTAL BASIC MATERIALS...........................................     3,799
                                                                    --------
  CAPITAL GOODS (18.5%)
    AEROSPACE/DEFENSE (5.6%)
        87,500   Cordant Technologies, Inc........................     4,036
     (a)66,600   Gulfstream Aerospace Corp........................     3,097
        50,800   Northrop Grumman Corp............................     5,239
                                                                    --------
                                                                      12,372
                                                                    --------
    MACHINERY (DIVERSIFIED) (1.9%)
        84,900   Case Corp........................................     4,096
                                                                    --------
    MANUFACTURING (DIVERSIFIED) (6.9%)
        43,600   Tyco International Ltd...........................     2,747
       132,800   United Technologies Corp.........................    12,284
                                                                    --------
                                                                      15,031
                                                                    --------
    OFFICE EQUIPMENT & SUPPLIES (4.1%)
    (a)159,400   Knoll, Inc.......................................     4,702
        35,300   Pitney Bowes, Inc................................     1,699
        26,600   Xerox Corp.......................................     2,703
                                                                    --------
                                                                       9,104
                                                                    --------
  TOTAL CAPITAL GOODS.............................................    40,603
                                                                    --------
  COMMUNICATION SERVICES (0.1%)
    TELECOMMUNICATIONS (CELLULAR/WIRELESS) (0.1%)
      (a)5,500   Associated Group, Inc., `B'......................       219
                                                                    --------
  CONSUMER CYCLICALS (8.6%)
    AUTOMOBILES (2.2%)
        72,300   General Motors Corp..............................     4,830
                                                                    --------
    GAMING--LOTTERY (0.4%)
        34,100   International Game Technology....................       827
                                                                    --------
    LODGING--HOTELS (0.6%)
        48,200   Hilton Hotels Corp. .............................     1,374
                                                                    --------
    PUBLISHING (NEWSPAPERS) (1.0%)
        24,600   Pulitzer Publishing Co...........................     2,196
                                                                    --------
    RETAIL (SPECIALTY) (0.4%)
     (a)32,600   Staples, Inc.....................................       943
                                                                    --------
    SERVICES (ADVERTISING/MARKETING) (0.4%)
     (a)28,900   Young & Rubicam, Inc.............................       925
                                                                    --------
    SERVICES (COMMERCIAL & CONSUMER) (3.6%)
    (a)249,391   Cendant Corp.....................................     5,206
       551,800   Neilsen Media Research...........................     2,552
                                                                    --------
                                                                       7,758
                                                                    --------
  TOTAL CONSUMER CYCLICALS........................................    18,853
                                                                    --------
  CONSUMER STAPLES (16.0%)
    BEVERAGES (NON-ALCOHOLIC) (2.4%)
        23,900   Coca-Cola Co.....................................     2,043
        80,400   Coca-Cola Enterprises, Inc.......................     3,156
                                                                    --------
                                                                       5,199
                                                                    --------

                                                                       VALUE
        SHARES                                                         (000)
----------------------------------------------------------------------------

    BROADCASTING (TV, RADIO, CABLE) (9.7%)
    (a)195,500   Clear Channel Communications, Inc................  $ 21,334
                                                                    --------
    ENTERTAINMENT (1.4%)
     (a)66,300   SFX Entertainment, Inc. `A'......................     3,041
                                                                    --------
    FOODS (2.1%)
        19,000   Quaker Oats, Co..................................     1,044
        17,600   Ralston-Ralston Purina Group.....................     2,056
        16,400   WM. Wrigley Jr. Co...............................     1,607
                                                                    --------
                                                                       4,707
                                                                    --------
    TOBACCO (0.4%)
        22,600   Philip Morris Cos., Inc..........................       890
                                                                    --------
  TOTAL CONSUMER STAPLES..........................................    35,171
                                                                    --------
  FINANCIAL (25.6%)
    BANKS (MAJOR REGIONAL) (0.7%)
         3,833   Wells Fargo Co...................................     1,414
                                                                    --------
    BANKS (MONEY CENTER) (5.1%)
        27,700   BankAmerica Corp.................................     2,394
        50,300   Citicorp.........................................     7,507
        11,600   Morgan (J.P.) & Co., Inc.........................     1,359
                                                                    --------
                                                                      11,260
                                                                    --------
    FINANCIAL (DIVERSIFIED) (3.1%)
        60,300   American Express Co..............................     6,874
                                                                    --------
    INSURANCE (LIFE & HEALTH) (1.0%)
        43,600   Reinsurance Group of America, Inc................     2,237
                                                                    --------
    INSURANCE (MULTI-LINE) (9.0%)
       226,500   Loews Corp.......................................    19,734
                                                                    --------
    INSURANCE (PROPERTY--CASUALTY) (6.0%)
        50,900   Allstate Corp....................................     4,661
        33,600   General RE Corp..................................     8,518
                                                                    --------
                                                                      13,179
                                                                    --------
    INVESTMENT BANKING & BROKERAGE (0.7%)
        15,600   Merrill Lynch & Co., Inc.........................     1,439
                                                                    --------
  TOTAL FINANCIAL.................................................    56,137
                                                                    --------
  TECHNOLOGY (6.0%)
    COMMUNICATION EQUIPMENT (0.3%)
      (a)9,600   ADC Telecom, Inc.................................       351
      (a)7,700   L-3 Communications Holdings, Inc.................       251
                                                                    --------
                                                                         602
                                                                    --------
    COMPUTERS (SOFTWARE & SERVICES) (2.9%)
     (a)57,300   Microsoft Corp...................................     6,210
                                                                    --------
    ELECTRONICS (COMPONENT DISTRIBUTORS) (0.0%)
      (a)4,000   Celestia, Inc....................................        75
                                                                    --------
    ELECTRONICS (DEFENSE) (2.8%)
    (a)105,000   Litton Industries, Inc...........................     6,195
                                                                    --------
  TOTAL TECHNOLOGY................................................    13,082
                                                                    --------
  TRANSPORTATION (18.5%)
    AIRLINES (18.5%)
    (a)666,100   Continental Airlines, `B'........................    40,549
                                                                    --------
TOTAL COMMON STOCKS (COST $202,290)...............................   208,413
                                                                    --------

--------------
          48
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                             AGGRESSIVE EQUITY FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

          FACE
        AMOUNT                                                         VALUE
         (000)                                                         (000)
----------------------------------------------------------------------------

SHORT-TERM INVESTMENT (4.8%)
  REPURCHASE AGREEMENT (4.8%)
$       10,586   Chase Securities, Inc., 5.40%, dated 6/30/98, due
                   7/1/98, to be repurchased at $10,588,
                   collateralized by $10,565 U.S. Treasury Notes,
                   5.625%, due 2/15/06, valued at $10,830 (COST
                   $10,586).......................................  $ 10,586
                                                                    --------
TOTAL INVESTMENTS (99.8%) (COST $212,876).........................   218,999
OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)......................       405
                                                                    --------
NET ASSETS (100%).................................................  $219,404
                                                                    --------
                                                                    --------

---------------

(a)   --  Non-income producing security

                                                         -----------------------
                                                                    49
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                              AMERICAN VALUE FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

COMMON STOCKS (88.6%)
  AEROSPACE (0.2%)
    (a)6,700   Coltec Industries, Inc...........................  $    133
    (a)5,300   Doncasters plc ADR...............................       147
   (a)36,300   Hexcel Corp......................................       821
    (a)2,700   Triumph Group, Inc...............................       113
                                                                  --------
                                                                     1,214
                                                                  --------
  BANKING (8.3%)
     100,650   AmSouth Bancorp..................................     3,957
   (a)21,700   Cadillac Fairview Corp...........................       499
      16,800   City National Corp...............................       621
     151,800   Colonial BancGroup, Inc..........................     4,896
      29,450   Comerica, Inc....................................     1,951
     112,200   Community First Bankshares, Inc..................     2,938
      76,000   Compass Bancshares, Inc..........................     3,430
     145,900   Dime Bancorp, Inc................................     4,368
      38,400   First American Corp., Tennessee..................     1,848
      81,500   First Tennessee National Corp....................     2,572
   (a)12,400   Franchise Mortgage Acceptance Co., L.L.C.........       323
   (a)19,700   Hawk Corp., 'A'..................................       347
      55,300   Hubco, Inc.......................................     1,980
   (a)40,300   Imperial Bancorp, Inc............................     1,209
      24,900   Investors Financial Services Corp................     1,320
      53,500   Mellon Bank Corp.................................     3,725
      44,600   Mercantile Bankshares Corp.......................     1,553
      39,800   New England Community Bancorp, Inc., 'A'.........       915
      34,638   Peoples Heritage Financial Group, Inc............       818
     117,200   Prime Bancshares, Inc............................     2,974
      35,500   Queens County Bancorp, Inc.......................     1,549
     101,300   Regions Financial Corp...........................     4,160
      28,100   Southtrust Corp..................................     1,222
      87,000   Sovereign Bancorp, Inc...........................     1,422
      10,000   Western Bancorp..................................       422
                                                                  --------
                                                                    51,019
                                                                  --------
  BUILDING (3.2%)
  (a)191,100   AFC Cable Systems, Inc...........................     6,784
     167,900   Southdown, Inc...................................    11,984
       7,400   Vulcan Materials Co..............................       789
                                                                  --------
                                                                    19,557
                                                                  --------
  CAPITAL GOODS (1.5%)
      72,600   AGCO Corp........................................     1,493
      25,300   Case Corp........................................     1,221
      12,800   Cincinnati Milacron, Inc.........................       311
      29,100   Cummins Engine...................................     1,491
     140,500   Flowserve Corp...................................     3,460
      27,700   Manitowoc Co., Inc...............................     1,117
   (a)12,500   Stoneridge, Inc..................................       228
                                                                  --------
                                                                     9,321
                                                                  --------
  CHEMICALS (1.9%)
     121,000   Crompton & Knowles Corp..........................     3,048
      17,400   Quaker Chemical Corp.............................       330
     293,200   Solutia, Inc.....................................     8,411
                                                                  --------
                                                                    11,789
                                                                  --------
  COMMUNICATIONS (4.0%)
   (a)79,700   ANTEC Corp.......................................     1,848
   (a)48,700   FORE Systems, Inc................................     1,291

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  (a)159,500   General Instrument Corp..........................  $  4,336
   (a)50,800   Glenayre Technologies, Inc.......................       546
   (a)56,400   Journal Register Co..............................       945
   (a)86,100   Paging Network, Inc..............................     1,205
   (a)31,800   SmarTalk Teleservices, Inc.......................       463
  (a)206,900   Telco Systems, Inc...............................     2,935
   (a)77,300   United Video Satellite Group.....................     3,063
  (a)132,100   Valassis Communications, Inc.....................     5,094
  (a)160,000   Xircom, Inc......................................     2,490
   (a)34,300   Ziff-Davis, Inc..................................       476
                                                                  --------
                                                                    24,692
                                                                  --------
  COMPUTERS (3.2%)
   (a)40,600   Apple Computer, Inc..............................     1,165
   (a)82,900   Computer Horizons Corp...........................     3,072
  (a)108,600   Electronics Arts, Inc............................     5,864
   (a)46,200   Quantum Corp.....................................       959
  (a)145,000   Splash Technology Holdings, Inc..................     2,492
   (a)35,400   Storage Technology Corp..........................     1,535
  (a)222,000   Sybase, Inc......................................     1,547
  (a)235,200   Transwitch Corp..................................     3,234
                                                                  --------
                                                                    19,868
                                                                  --------
  CONSUMER--DURABLES (2.6%)
     215,000   Arvin Industries, Inc............................     7,807
   (a)19,900   Dan River, Inc. 'A'..............................       338
   (a)22,300   Datascope Corp...................................       592
      39,000   Kaufman and Broad Home Corp......................     1,238
(a)1,278,600   Laidlaw Environmental Services...................     4,635
      16,000   Lone Star Industries, Inc........................     1,233
                                                                  --------
                                                                    15,843
                                                                  --------
  CONSUMER--RETAIL (5.4%)
  (a)191,100   BJ's Wholesale Club, Inc.........................     7,763
   (a)59,900   Brylane, Inc.....................................     2,755
      82,400   CVS Corp.........................................     3,208
  (a)233,100   Office Depot, Inc................................     7,357
     173,400   Ross Stores, Inc.................................     7,456
   (a)27,800   Stage Stores, Inc................................     1,258
     116,600   TJX Companies, Inc...............................     2,813
      16,200   VF Corp..........................................       834
                                                                  --------
                                                                    33,444
                                                                  --------
  CONSUMER--SERVICE & GROWTH (0.8%)
   (a)31,900   Chancellor Media Corp., 'A'......................     1,584
   (a)21,900   Jacor Communications, Inc........................     1,292
  (a)105,200   Prime Hospitality Corp...........................     1,834
                                                                  --------
                                                                     4,710
                                                                  --------
  CONSUMER--STAPLES (5.0%)
  (a)259,900   Blyth Industries, Inc............................     8,642
  (a)202,000   Consolidated Cigar Holdings, Inc.................     2,475
      71,700   Dial Corp........................................     1,860
      49,500   DIMON, Inc.......................................       557
  (a)225,300   Fresh Del Monte Produce, Inc.....................     4,267
  (a)121,400   General Cigar Holdings, Inc......................     1,199
      40,400   Interstate Bakeries Corp.........................     1,341
      36,200   Michael Foods, Inc...............................     1,063
  (a)152,500   Omega Protein Corp...............................     2,345
   (a)16,000   Standard Commercial Corp.........................       176

--------------
          50
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                              AMERICAN VALUE FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  CONSUMER--STAPLES (CONT.)
   (a)92,900   Suiza Foods Corp.................................  $  5,545
      35,700   Universal Corp...................................     1,334
                                                                  --------
                                                                    30,804
                                                                  --------
  ELECTRIC (1.0%)
     152,600   Dpl, Inc.........................................     2,766
      39,900   DQE, Inc.........................................     1,436
      26,900   Florida Progress Corp............................     1,106
      37,000   SCANA Corp.......................................     1,103
                                                                  --------
                                                                     6,411
                                                                  --------
  ENERGY (5.6%)
   (a)29,300   BJ Services Co...................................       852
       2,700   Black Hills Corp.................................        62
      41,900   Camco International, Inc.........................     3,263
   (a)41,800   Cooper Cameron Corp..............................     2,132
      21,200   Energy East Corp.................................       882
     173,000   Enron Oil & Gas Co...............................     3,503
   (a)29,800   Horizon Offshore, Inc............................       292
      33,700   MCN Corp.........................................       838
  (a)538,424   Ocean Energy, Inc................................    10,533
      14,700   Nicor, Inc.......................................       590
      23,400   Noble Affiliates, Inc............................       889
  (a)253,800   R & B Falcon Corp................................     5,742
   (a)38,000   Suburban Propane Partners........................       734
      38,800   Sun Co., Inc.....................................     1,506
      33,400   Transocean Offshore, Inc.........................     1,486
       8,900   Ultramar Diamond Shamrock Corp...................       281
    (a)1,800   Veritas DGC, Inc.................................        90
      44,700   Vintage Petroleum, Inc...........................       844
                                                                  --------
                                                                    34,519
                                                                  --------
  ENTERTAINMENT (0.8%)
  (a)734,900   Acclaim Entertainment, Inc.......................     4,363
    (a)9,300   Imax Corp........................................       212
  (a)105,000   The 3DO Company..................................       331
                                                                  --------
                                                                     4,906
                                                                  --------
  FINANCE (1.7%)
   (a)36,000   Heller Financial, Inc............................     1,080
      16,300   Nationwide Health Properties, Inc................       389
   (a)19,400   Security Capital Group, Inc. 'B'.................       517
      12,400   SL Green Realty Corp.............................       279
      72,800   T. Rowe Price Associates, Inc....................     2,735
     242,700   Waddell & Reed Financial, Inc., 'A'..............     5,810
                                                                  --------
                                                                    10,810
                                                                  --------
  FINANCIAL--DIVERSIFIED (6.9%)
      27,300   A.G. Edwards, Inc................................     1,165
      20,200   Capital One Financial Corp.......................     2,509
      82,200   CMAC Investment Corp.............................     5,055
      43,400   Cousins Properties, Inc..........................     1,297
     181,100   Crescent Real Estate Equities Co. REIT...........     6,089
      35,600   Developers Diversified Realty Corp...............     1,395
      54,300   Duke Realty Investment, Inc. REIT................     1,286
      13,125   Equity Residential Properties Trust..............       623
      46,400   Felcor Suite Hotels, Inc. REIT...................     1,456
      35,000   First Washington Realty Trust, Inc...............       814
      26,500   Glenborough Realty Trust, Inc....................       699
   (a)36,500   Innotrac Corp....................................       347
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
      12,900   Irvine Apartment Communities, Inc. REIT..........  $    373
      38,000   JDN Realty Corp..................................     1,211
   (a)36,100   Lasalle Hotel Properties REIT....................       611
      21,600   Legg Mason, Inc..................................     1,243
      48,600   Liberty Property Trust, REIT.....................     1,242
      58,500   Manufactured Home Communities, Inc. REIT.........     1,411
       3,400   Post Properties, Inc.............................       131
   (a)23,800   Promus Company, Inc..............................       916
     117,600   Providian Financial Corp.........................     9,239
       9,600   Security Capital Industrial Trust................       240
      17,400   The CIT Group, Inc. 'A'..........................       653
  (a)106,900   Unicapital Corp..................................     2,044
   (a)22,600   United Panam Financial Corp......................       232
    (a)5,250   Wellsford Properties, Inc........................        74
                                                                  --------
                                                                    42,355
                                                                  --------
  HEALTH CARE (6.7%)
   (a)75,400   Adac Laboratories................................     1,697
   (a)43,800   Agouron Pharmaceuticals, Inc.....................     1,328
     168,000   Alpharma, Inc....................................     3,696
    (a)5,100   Amerisource Health Corp., 'A'....................       335
   (a)21,000   Arterial Vascular Engineering, Inc...............       751
   (a)21,500   Biogen, Inc......................................     1,054
  (a)108,700   Coventry Health Care, Inc........................     1,617
  (a)444,900   Del Global Technologies Corp.....................     4,449
    (a)4,000   Dental Care Alliance, Inc........................        46
  (a)181,000   Guilford Pharmaceuticals, Inc....................     3,190
    (a)3,700   Manhattan Associates, Inc........................        77
   (a)33,800   Pacificare Health Systems........................     2,987
   (a)65,700   PSS World Medical, Inc...........................       961
  (a)103,037   Respironics, Inc.................................     1,604
   (a)48,100   Transkaryotic Therapies, Inc.....................     1,239
    (a)9,000   Trex Medical Corp................................       149
   (a)49,100   Trigon Healthcare, Inc...........................     1,777
      75,100   United Wisconsin Services, Inc...................     2,131
   (a)13,600   Universal Health Services, Inc...................       794
     220,300   Ventas, Inc......................................     3,043
   (a)84,200   Wellpoint Health Networks, Inc...................     6,231
   (a)66,100   Wesley Jessen Visioncare, Inc....................     1,529
   (a)35,300   Zonagen, Inc.....................................       774
                                                                  --------
                                                                    41,459
                                                                  --------
  INDUSTRIAL (0.4%)
  (a)232,400   Philip Services Corp.............................       959
      15,900   Steelcase, Inc...................................       413
      48,200   Wabash National Corp.............................     1,241
                                                                  --------
                                                                     2,613
                                                                  --------
  INSURANCE (5.2%)
     117,600   Allmerica Financial Corp.........................     7,644
      58,758   AmerUs Life Holdings, Inc. 'A'...................     1,902
   (a)17,100   Annuity & Life Re Holdings Ltd...................       378
     156,600   Everest Reinsurance Holdings, Inc................     6,019
      42,600   EXEL Ltd.........................................     3,315
      86,300   Nationwide Financial Services, Inc., 'A'.........     4,401
     195,600   Old Republic International Corp..................     5,734
      50,100   Reliastar Financial Corp.........................     2,405
                                                                  --------
                                                                    31,798
                                                                  --------

                                                         -----------------------
                                                                    51
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                              AMERICAN VALUE FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  METALS (1.7%)
     169,600   Agnico-Eagle Mines Ltd...........................  $    933
     209,200   AK Steel Holding Corp............................     3,739
     259,200   Barrick Gold Corp................................     4,973
      22,700   USX-U.S. Steel Group, Inc........................       749
                                                                  --------
                                                                    10,394
                                                                  --------
  MISCELLANEOUS (1.1%)
      95,300   S & P Mid Cap 400 Depositary Receipts............     6,635
                                                                  --------
  PAPER & PACKAGING (0.7%)
      79,900   Bowater, Inc.....................................     3,775
    (a)7,500   Owens-Illinois, Inc..............................       336
                                                                  --------
                                                                     4,111
                                                                  --------
  RESTAURANTS (0.4%)
  (a)152,700   Friendly Ice Cream Corp..........................     2,577
                                                                  --------
  RETAIL (2.9%)
  (a)125,300   800-JR Cigar, Inc................................     2,475
       6,200   Claire's Stores, Inc.............................       127
    (a)7,600   Columbia Sportswear Co...........................       144
      34,300   Consolidated Stores Corp.........................     1,243
  (a)142,200   Dress Barn, Inc..................................     3,537
   (a)12,600   Gadzooks, Inc....................................       347
   (a)38,200   Goody's Family Clothing, Inc.....................     2,096
   (a)21,500   I.C. Isaacs & Co., Inc...........................        75
  (a)119,100   Maxwell Shoe Co., Inc., 'A'......................     2,367
  (a)219,500   Novel Denim Holdings Ltd.........................     5,707
                                                                  --------
                                                                    18,118
                                                                  --------
  SERVICES (2.2%)
   (a)20,100   CDI Corp.........................................       538
      19,600   Danka Business Systems plc ADR...................       232
    (a)5,300   Data Processing Resources Corp...................       165
   (a)78,450   FISERV, Inc......................................     3,332
  (a)138,100   Interim Services, Inc............................     4,436
      26,800   Ogden Corp.......................................       742
      41,200   Select Appointments Holdings Public Ltd., Co.
                 ADR............................................     1,215
    (a)8,100   USA Waste Services, Inc..........................       400
   (a)22,600   Veterinary Centers Of America, Inc...............       425
      71,500   Viad Corp........................................     1,984
                                                                  --------
                                                                    13,469
                                                                  --------
  TECHNOLOGY (5.5%)
  (a)189,100   Artesyn Technologies, Inc........................     3,026
   (a)29,100   Avid Technology, Inc.............................       975
   (a)84,090   Comverse Technology, Inc.........................     4,362
   (a)25,800   General Scanning Inc.............................       231
   (a)23,300   Keane, Inc.......................................     1,305
   (a)47,600   KLA-Tencor Corp..................................     1,318
  (a)133,000   Mentor Graphics Corp.............................     1,405
  (a)145,500   Networks Associates, Inc.........................     6,966
  (a)788,000   Novell, Inc......................................    10,047
  (a)100,800   Synopsys, Inc....................................     4,612
                                                                  --------
                                                                    34,247
                                                                  --------
  TRANSPORTATION (5.6%)
      35,700   Air Express International Corp...................       955
  (a)258,400   Atlas Air, Inc...................................     8,737
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
   (a)10,900   Avis Rent A Car, Inc.............................  $    270
  (a)159,200   Budget Group, Inc., 'A'..........................     5,084
      20,200   Canadian National Railway Co.....................     1,073
      67,000   CNF Transportation, Inc..........................     2,848
     117,400   Hertz Corp. 'A'..................................     5,202
   (a)15,000   Jevic Transportation, Inc........................       171
    (a)8,900   Midway Airlines Corp.............................       170
   (a)49,500   Midwest Express Holdings.........................     1,791
      81,300   Teekay Shipping Corp.............................     2,038
   (a)90,000   U.S. Xpress Enterprises, Inc., 'A'...............     1,508
     261,850   Werner Enterprises, Inc..........................     4,992
                                                                  --------
                                                                    34,839
                                                                  --------
  UTILITIES (4.1%)
      84,100   Allegheny Energy, Inc............................     2,534
  (a)196,200   CalEnergy Co., Inc...............................     5,898
      15,500   Eastern Enterprises..............................       665
      59,100   Minnesota Power & Light Co.......................     2,349
     146,400   New Century Energies, Inc........................     6,652
     101,100   Pinnacle West Capital Corp.......................     4,550
      45,200   Public Service Co. of New Mexico.................     1,025
       5,300   SJW Corp.........................................       313
      19,600   Washington Water Power Co........................       440
      36,400   Wisconsin Energy.................................     1,106
                                                                  --------
                                                                    25,532
                                                                  --------
TOTAL COMMON STOCKS (COST $530,306).............................   547,054
                                                                  --------

      NO. OF
    WARRANTS
------------

WARRANTS (0.0%)
  BANKING (0.0%)
   (a)37,800   Golden State Bancorp, Inc., expiring 1/1/01 (COST
                 $203)..........................................       201
                                                                  --------

        FACE
      AMOUNT
       (000)
------------

SHORT-TERM INVESTMENT (11.0%)
  REPURCHASE AGREEMENT (11.0%)
$     67,722   Chase Securities, Inc., 5.40%, dated 6/30/98, due
                 7/1/98, to be repurchased at $67,732,
                 collateralized by various U.S. Treasury
                 Obligations 6.25%-6.50%, due 8/31/01-10/31/01,
                 valued at $69,164. (COST $67,722)..............    67,722
                                                                  --------
TOTAL INVESTMENTS (99.6%) (COST $598,231).......................   614,977
OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)....................     2,360
                                                                  --------
NET ASSETS (100%)...............................................  $617,337
                                                                  --------
                                                                  --------

---------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt
REIT  --  Real Estate Investment Trust

--------------
          52
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                               ASIAN GROWTH FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998

                                                                       VALUE
        SHARES                                                         (000)
----------------------------------------------------------------------------

COMMON STOCKS (89.7%)
  HONG KONG (31.1%)
     1,395,500   CLP Holdings Ltd.................................  $  6,358
     3,576,430   Hong Kong & China Gas Co., Ltd...................     4,062
       241,200   Hong Kong & Shanghai Bank Holdings plc...........     5,899
       970,000   Hong Kong Electric Holdings Ltd..................     3,005
     3,172,800   Hong Kong Telecommunications Ltd.................     5,958
       710,600   Hutchison Whampoa Ltd............................     3,751
     1,016,000   Li & Fung Ltd....................................     1,639
        75,700   Ng Fung Hong Ltd.................................        52
       396,000   Television Broadcasting Ltd......................     1,048
                                                                    --------
                                                                      31,772
                                                                    --------
  INDIA (7.3%)
       110,000   Ashok Leyland Ltd................................       112
       163,700   Bharat Heavy Electricals Ltd.....................       950
           200   Castrol Ltd......................................         3
        55,100   Container Corp. of India Ltd.....................       594
        42,200   Hero Honda Motors Ltd............................       871
        34,700   Housing Development Finance Corp., Ltd...........     2,449
        62,500   Nestle India Ltd.................................       543
         1,700   SmithKline Beecham Consumer Healthcare Ltd.......        15
       211,450   State Bank of India..............................     1,054
       135,000   Tata Engineering & Locomotive Co., Ltd...........       530
        32,000   T.V.S. Suzuki Ltd................................       336
                                                                    --------
                                                                       7,457
                                                                    --------
  INDONESIA (1.5%)
        93,000   Bat Indonesia (Foreign)..........................       164
    (a)605,000   Gudang Garam (Foreign)...........................       357
     1,395,000   Indofood Sukses Makmur Tbk.......................       137
     4,240,000   Mayora Indah.....................................       172
       385,700   Unilever Indonesia (Foreign).....................       732
                                                                    --------
                                                                       1,562
                                                                    --------
  KOREA (5.4%)
        12,900   Hankuk Glass Industry Co., Ltd...................       141
        (d)206   S.K. Telecom (Foreign)...........................        93
        49,010   Nong Shim Co.....................................     2,120
     (d)15,572   Pohang Iron & Steel Ltd. (Foreign)...............       511
         8,370   S1 Corp..........................................       847
        58,791   Samsung Electronics Co. (Foreign)................     1,820
        (a)148   Samsung Electronics Co. GDS (New)................         2
                                                                    --------
                                                                       5,534
                                                                    --------
  MALAYSIA (9.1%)
       367,000   Amway Holdings Bhd...............................       601
       491,000   Carlsberg Brewery Malaysia Bhd...................     1,491
       134,000   Esso Malaysia Bhd................................       112
       943,000   Guiness Anchor Bhd...............................     1,000
       322,000   Hap Seng Consolidated Bhd........................       171
       440,000   Nestle Bhd.......................................     1,993
     1,209,000   R.J. Reynolds Bhd................................     1,675
       193,000   Rothmans of Pall Mall Bhd........................     1,337
       204,000   Shell Refining Co. Bhd...........................       290
       314,000   Sime Darby Bhd...................................       216
       214,000   Telekom Malaysia Bhd.............................       361
                                                                    --------
                                                                       9,247
                                                                    --------

                                                                       VALUE
        SHARES                                                         (000)
----------------------------------------------------------------------------

  PAKISTAN (1.2%)
        55,900   Lever Brothers Pakistan Ltd......................  $  1,054
        47,700   Shell Pakistan Ltd...............................       153
                                                                    --------
                                                                       1,207
                                                                    --------
  PHILIPPINES (3.9%)
       473,800   La Tondena Distillers, Inc.......................       239
  (a)5,303,300   Music Corp.......................................       470
        28,650   Philippine Long Distance Telephone ADR...........       653
       980,200   San Miguel Corp. 'B'.............................     1,293
     8,158,180   SM Prime Holdings, Inc...........................     1,291
                                                                    --------
                                                                       3,946
                                                                    --------
  SINGAPORE (7.9%)
    (a)116,700   Creative Technology Ltd..........................     1,444
     1,312,000   NatSteel Ltd.....................................     2,198
    (a)487,000   Singapore Technology Engineering Ltd.............       343
     1,064,000   Singapore Telecommunications Ltd.................     1,511
       483,000   United Overseas Bank Ltd. (Foreign)..............     1,501
       571,000   Venture Manufacturing Ltd........................     1,082
                                                                    --------
                                                                       8,079
                                                                    --------
  TAIWAN (19.1%)
    (a)555,750   Asustek Computer, Inc............................     4,545
    (a)218,950   China Development Corp...........................       507
  (a)1,222,035   Compal Electronics, Inc..........................     3,290
    (a)116,200   Compeq Manufacturing Co., Ltd....................       619
    (a)977,500   Delpha Construction Co., Ltd.....................     1,280
     2,935,841   Far Eastern Textile Ltd..........................     2,273
    (a)535,000   Hon Hai Precision Industry.......................     2,709
    (a)425,750   Kuoyang Construction.............................       669
  (a)1,514,224   Siliconware Precision Industries Co..............     2,199
    (a)677,150   Taiwan Semiconductor Co..........................     1,399
                                                                    --------
                                                                      19,490
                                                                    --------
  THAILAND (3.2%)
       275,000   BEC World Public Co., Ltd........................     1,049
        89,100   Delta Electronics Public Co., Ltd. (Foreign).....       507
    (d)947,700   Eastern Water Resources Development Public Co.,
                   Ltd. (Foreign).................................     1,303
     (d)56,900   Grammy Entertainment Public Co., Ltd. plc
                   (Foreign)......................................       132
  (a,d)125,800   GSS Array Technology Public Co., Ltd.
                   (Foreign)......................................       298
                                                                    --------
                                                                       3,289
                                                                    --------
TOTAL COMMON STOCKS (COST $114,971)...............................    91,583
                                                                    --------

        NO. OF
      WARRANTS
--------------

WARRANTS (0.0%)
  HONG KONG (0.0%)
    (a)162,565   Hong Kong and China Gas Co., Ltd. (expiring
                   9/30/99) (COST $0).............................        11
                                                                    --------
TOTAL FOREIGN SECURITIES (89.7%) (COST $114,971)..................    91,594
                                                                    --------

                                                         -----------------------
                                                                    53
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                               ASIAN GROWTH FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

          FACE
        AMOUNT                                                         VALUE
         (000)                                                         (000)
----------------------------------------------------------------------------

SHORT-TERM INVESTMENT (5.9%)
  REPURCHASE AGREEMENT (5.9%)
$        5,971   Chase Securities, Inc., 5.40%, dated 6/30/98, due
                   7/1/98, to be repurchased at $5,972,
                   collateralized by $5,300 U.S. Treasury Bonds,
                   6.625%, due 2/15/27, valued at $6,115 (COST
                   $5,971)........................................  $  5,971
                                                                    --------
TOTAL INVESTMENTS IN SECURITIES (95.6%) (COST $120,942)...........    97,565
                                                                    --------
FOREIGN CURRENCY (6.1%)
    HKD  2,419   Hong Kong Dollar.................................       312
   IDR   1,297   Indonesian Rupiah................................        --
   INR  17,796   Indian Rupee.....................................       420
    KRW 71,443   South Korean Won.................................        52
    MYR  2,239   Malaysian Ringgit................................       540
   PHP     367   Philippine Peso..................................         9
    PKR    421   Pakistani Rupee..................................         9
    SGD     36   Singapore Dollar.................................        21
    THB    179   Thai Baht........................................         4
   TWD 167,138   Taiwan Dollar....................................     4,864
                                                                    --------
TOTAL FOREIGN CURRENCY (COST $6,351)..............................     6,231
                                                                    --------
TOTAL INVESTMENTS (101.7%) (COST $127,293)........................   103,796
OTHER LIABILITIES IN EXCESS OF ASSETS (-1.7%).....................    (1,719)
                                                                    --------
NET ASSETS (100%).................................................  $102,077
                                                                    --------
                                                                    --------

---------------

(a)   --  Non-income producing security
(d)   --  Securities valued at fair value -- see note A-1 to financial statements.
ADR   --  American Depositary Receipt
GDS   --  Global Depositary Shares

-----------------------
          54
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                               ASIAN GROWTH FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE INFORMATION:
Under the terms of foreign currency contracts open at June 30, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

 CURRENCY                              IN EXCHANGE
TO DELIVER      VALUE     SETTLEMENT       FOR                   NET UNREALIZED GAIN
   (000)        (000)        DATE         (000)     VALUE (000)     (LOSS) (000)
-----------     -----     -----------  -----------     -----     -------------------
 $     194    $     194       7/1/98    SGD   326    $     193        $      (1)
   HKD 800          103       7/2/98    $     103          103               --
 $      96           96       7/2/98     MYR  397           96               --
 $      66           66       7/2/98    PHP 2,786           66               --
                                                                             --
                  -----                                  -----
              $     459                              $     458        $      (1)
                                                                             --
                                                                             --
                  -----                                  -----
                  -----                                  -----

---------------

HKD   --  Hong Kong Dollar
MYR   --  Malaysian Ringgit
PHP   --  Philippine Peso
SGD   --  Singapore Dollar

--------------------------------------------------------------------------------

      SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION (UNAUDITED)

                                                     PERCENT
                                                        OF
                                           VALUE       NET
INDUSTRY                                   (000)      ASSETS
----------------------------------------  --------   --------
Capital Equipment.......................  $ 23,753      23.3%
Consumer Goods..........................    22,749      22.3
Services................................    14,952      14.6
Finance.................................    13,370      13.1
Energy..................................    12,289      12.0
Multi-Industry..........................     4,481       4.4
                                          --------       ---
                                          $ 91,594      89.7%
                                          --------       ---
                                          --------       ---

                                                         -----------------------
                                                                    55
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998

                                                                          VALUE
           SHARES                                                         (000)
-------------------------------------------------------------------------------

COMMON STOCKS (87.6%)
  ARGENTINA (4.7%)
           12,405   Nortel ADR.......................................  $    308
           66,534   Telecom Argentina ADR............................     1,984
          110,297   Telefonica de Argentina ADR......................     3,578
           24,035   YPF ADR..........................................       723
                                                                       --------
                                                                          6,593
                                                                       --------
  BRAZIL (7.7%)
           19,393   Brahma ADR.......................................       242
           22,397   CEMIG ADR........................................       693
        1,384,100   Coteminas........................................       377
        (e)12,645   Coteminas ADR....................................       172
           23,359   CVRD ADR.........................................       494
        1,256,000   Encorpar ADR.....................................         3
           85,000   Lightpar.........................................        --
    (a,d,e)14,225   Lojas Arupua ADR.................................         8
        4,660,000   Pao de Acucar....................................       105
           12,056   Pao de Acucar ADR................................       273
        (e)12,340   Petrobras ADR....................................       230
           58,865   Telebras ADR.....................................     6,427
        6,659,000   Telebras S.A.....................................       530
           43,075   Unibanco GDR.....................................     1,271
                                                                       --------
                                                                         10,825
                                                                       --------
  CHILE (0.8%)
           18,300   CCU ADR..........................................       386
           15,030   ENDESA ADR.......................................       214
           18,030   Enersis S.A. ADR.................................       441
            7,629   Santa Isabel ADR.................................        84
                                                                       --------
                                                                          1,125
                                                                       --------
  CHINA (0.9%)
        (a)25,845   Huaneng Power International, Inc. ADR............       347
          281,000   Qingling Motors Co., 'H'.........................        78
        (a)38,150   Yanzhou Coal ADR.................................       372
        2,135,000   Zhenhai Refining & Chemical Co...................       276
          996,000   Zhehuang Expressway Co., Ltd. 'H'................       167
                                                                       --------
                                                                          1,240
                                                                       --------
  EGYPT (1.7%)
            8,400   Al-Ahram Beverages Co. S.A.E. GDR................       264
            7,916   Ameriyah Cement Co...............................       137
           26,764   Commercial International Bank....................       295
            5,157   Commercial International Bank GDR................        56
           19,920   Eastern Tobacco..................................       357
            2,000   Egypt Gas........................................       192
           11,550   Egyptian Finance & Industrial....................       247
           10,475   Helwan Portland Cement...........................       158
            6,377   Industrial & Engine..............................       104
            3,200   Madinet Housing & Development....................       153
              500   Paints & Chemical Industries Co..................        14
           34,800   Paints & Chemical Industries Co. GDR.............       308
            8,575   Tora H. Portland Cement..........................       148
                                                                       --------
                                                                          2,433
                                                                       --------
  GREECE (2.1%)
        (a)29,680   Hellenic Petroleum S.A...........................       243
           77,096   Hellenic Telecommunication Organization S.A......     1,979

                                                                          VALUE
           SHARES                                                         (000)
-------------------------------------------------------------------------------

            2,520   National Bank of Greece..........................  $    323
         (a)8,000   STAT Hellas Telcommunications S.A. ADR...........       332
                                                                       --------
                                                                          2,877
                                                                       --------
  HONG KONG (1.5%)
          147,000   China Resources Enterprises Ltd..................       152
          182,000   CLP Holdings Ltd.................................       829
          646,000   Ng Fung Hong Ltd.................................       446
           38,000   Shanghai Industrial Holdings Ltd.................        90
          440,000   South China Morning Post.........................       212
           78,000   Sun Hung Kai Properties Ltd......................       331
                                                                       --------
                                                                          2,060
                                                                       --------
  HUNGARY (3.1%)
            6,046   Gedeon Richter Ltd...............................       487
         (a)3,200   Gedeon Richter Ltd. GDR..........................       262
           13,340   Matav ADR........................................       393
           67,780   Matav Rt.........................................       393
        (a)85,036   MOL Magyar Olaj-es Gazipari Rt. GDR..............     2,292
            9,700   OPT Bank Rt......................................       477
                                                                       --------
                                                                          4,304
                                                                       --------
  INDIA (7.5%)
           22,000   Bajaj Auto Ltd...................................       297
          199,700   Bharat Heavy Electricals Ltd.....................     1,158
           12,000   Bharat Petroleum Corp., Ltd......................        99
          125,000   Container Corp. of India Ltd.....................     1,347
       (e)150,000   E.I.D. Parry Ltd. GDR............................       244
           40,930   Hero Honda Motors Ltd............................       845
          504,000   Hindustan Development Corp., Ltd. GDR............        78
           16,000   Hindustan Petroleum Corp., Ltd...................       147
           24,400   Hoechstshering Agrero Ltd........................       426
           29,954   Housing Development Finance Corp., Ltd...........     2,115
       (e)108,750   Indo Rama Synthetics Ltd. GDR....................       326
           41,800   Infosys Technologies Ltd.........................     2,191
           19,800   ITC Ltd..........................................       304
           79,200   ITW Signode India Ltd............................       105
           23,500   Larson & Tourbo Ltd., 'A'........................       127
          184,150   LG Balakrishnan Bros.............................       162
            3,300   Mahanagar Telephone Nigam Ltd....................        14
            5,000   MRF Ltd..........................................       228
       (a)317,000   SIV Industries GDR...............................       127
               50   State Bank of India..............................        --
          302,600   Tube Investments of India Ltd. GDR...............       182
                                                                       --------
                                                                         10,522
                                                                       --------
  INDONESIA (1.0%)
       (a)464,325   Gudang Garam (Foreign)...........................       274
         (a)8,100   Gulf Indonesia Resources Ltd.....................        93
        1,812,380   Indah Kiat Pulp & Paper Corp. Tbk................       347
          101,000   Semen Gresik.....................................        58
        1,637,200   Telekomunikasi...................................       463
           19,590   Telekomunikasi Indonesia ADR.....................       114
                                                                       --------
                                                                          1,349
                                                                       --------
  ISRAEL (4.8%)
       (a)273,200   Bank Hapoalim Ltd................................       826
        (a)22,900   DOR Energy.......................................       165
                1   Elbit Systems Ltd................................        --
           68,000   First International Bank of Israel Ltd.'1'.......       106

--------------
          56
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                          VALUE
           SHARES                                                         (000)
-------------------------------------------------------------------------------

  ISRAEL (CONT.)

          109,700   First International Bank of Israel Ltd.'5'.......  $    858
           17,333   Koor Industries Ltd..............................     2,003
           16,500   Koor Industries Ltd. ADR.........................       386
        (a)16,712   Orbotech Ltd.....................................       608
          530,700   Super Sol Ltd....................................     1,748
                                                                       --------
                                                                          6,700
                                                                       --------
  KOREA (4.3%)
           22,700   Hankuk Glass Industry Co., Ltd...................       248
           (d)889   S.K. Telecom Corp................................       402
        (d)67,756   Pohang Iron & Steel Ltd. (Foreign)...............     2,221
            4,340   S1 Corp..........................................       439
           85,518   Samsung Electronics Co. (Foreign)................     2,647
         (a)2,040   Samsung Electronics Co. GDS (New)................        29
              230   Samsung Fire & Marine Insurance..................        38
                                                                       --------
                                                                          6,024
                                                                       --------
  MALAYSIA (2.8%)
           20,000   Carlsberg Brewery Malaysia Bhd...................        61
          257,000   Genting Bhd......................................       464
          242,000   Golden Hope Plantations Bhd......................       222
          150,000   Kuala Lumpur Kepong Bhd..........................       242
       (a)166,000   Magnum Corp. Bhd.................................        62
          349,600   Malayan Banking Bhd..............................       352
           59,000   Malaysian International Shipping (Foreign).......        86
           46,000   Nestle Bhd.......................................       208
          193,000   Petronas Gas Bhd.................................       358
           52,000   R.J. Reynolds Bhd................................        72
           62,000   Rothmans of Pall Mall Bhd........................       430
          220,000   Technology Resources Industries..................       151
          421,000   Telekom Malaysia Bhd.............................       710
          368,000   Tenaga Nasional Bhd..............................       443
                                                                       --------
                                                                          3,861
                                                                       --------
  MEXICO (9.9%)
       (a)182,279   Banacci 'B'......................................       355
       (a)193,888   Banacci 'L'......................................       313
          116,450   Bancomer 'B'.....................................        43
      (a,e)16,880   Bancomer 'B' ADR.................................       124
           19,527   Cemex 'B' ADR....................................       172
          307,499   Cemex CPO........................................     1,153
           39,504   Cemex CPO ADR....................................       296
            5,080   Cemex S.A. de C.V. 'B'...........................        22
        (a)70,035   FEMSA............................................     2,181
           35,831   FEMSA ADR........................................     1,129
          320,177   Kimberly Clarke de Mexico 'A'....................     1,131
           97,284   Telemex ADR......................................     4,676
        (a)54,961   Televisa CPO GDR.................................     2,068
           21,082   TV Azteca ADR....................................       228
                                                                       --------
                                                                         13,891
                                                                       --------
  MOROCCO (0.1%)
            2,076   Sni Maroc........................................       199
                                                                       --------
  PAKISTAN (2.1%)
          725,500   Fauji Fertilizer Co., Ltd........................       783
          341,000   Hub Power........................................        93
          104,644   Pakistan State Oil Co., Ltd......................       166
                                                                          VALUE
           SHARES                                                         (000)
-------------------------------------------------------------------------------

        4,778,000   Pakistan Telecommunication Co....................  $  1,679
       (a)887,397   Sui Northern Gas Pipelines.......................       167
                                                                       --------
                                                                          2,888
                                                                       --------
  PHILIPPINES (2.1%)
        2,083,560   Ayala Corp.......................................       537
           41,572   Ayala Land, Inc. 'B'.............................        12
          173,680   Manila Electric 'B'..............................       458
           42,170   Philippine Long Distance Telephone Co............       961
            3,200   Philippine Long Distance Telephone Co. ADR.......        72
          359,720   San Miguel Corp. 'B'.............................       475
        2,400,940   SM Prime Holdings, Inc...........................       380
                                                                       --------
                                                                          2,895
                                                                       --------
  POLAND (2.9%)
        (a)21,511   Agros Holdings S.A. 'C'..........................       315
           15,100   Bank Rozwoju Eksportu S.A........................       409
            4,836   Bank Slaski S.A..................................       325
           10,587   Bank of Handlowy W Warszawie S.A.................       202
           13,000   BIG Bank Gdanski S.A. GDR........................       253
          588,000   Big Bank Inicjatyw...............................       784
        (a)14,250   Debica S.A.......................................       286
       (a)106,590   Elektrim S.A.....................................     1,299
         (a)7,340   Exbud S.A........................................        88
        (a)71,261   Polifarb Cieszyn-Wroclaw S.A.....................       184
                                                                       --------
                                                                          4,145
                                                                       --------
  RUSSIA (5.5%)
            1,040   A O Tatneft ADR..................................         8
        (a)45,838   Lukoil Holdings..................................       392
            4,760   Lukoil Oil Co. ADR...............................       158
        1,184,103   Moscow Energy (Mosenergo)........................        59
   (a,d)4,570,885   Mustcom..........................................     1,576
        (e)13,260   Pliva d.d........................................       216
         (a,d)600   Storyfirst Communications........................     1,716
           62,110   Surgutneftegaz ADR...............................       248
   (a,e)2,684,488   Svyaz Finance....................................     2,148
           28,160   Tatneft ADR......................................       218
        2,679,200   Unified Energy Systems...........................       347
        (a)14,487   Vimpel-Communications ADR........................       648
                                                                       --------
                                                                          7,734
                                                                       --------
  SOUTH AFRICA (7.4%)
           71,950   Amalgamated Banks of South Africa................       450
           40,106   Barlow Ltd.......................................       212
           50,023   Bidvest Group Ltd................................       382
            8,400   Coronation Holdings Ltd. 'N'.....................       126
          130,110   Ellerine Holdings Ltd............................       714
           66,200   Forbes Group Ltd.................................       131
          217,000   Illovo Sugar Ltd.................................       271
           51,978   Liberty Life Association of Africa Ltd...........     1,015
          113,275   Malbak Ltd.......................................        77
          548,470   NBS Boland Group Ltd.............................       714
       (a)864,300   New Africa Investments Ltd. 'N'..................       927
          251,540   Orion Selections Holdings Ltd....................       425
          180,390   Orion Selections Ltd.............................       224
           82,400   Persetel Holdings Ltd............................       738
           57,700   Primedia Ltd.....................................       379
          359,035   Protea Furnishers Ltd............................       255
           88,810   Rembrant Group Ltd...............................       555

                                                         -----------------------
                                                                    57
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                          VALUE
           SHARES                                                         (000)
-------------------------------------------------------------------------------
  SOUTH AFRICA (CONT.)
          183,020   Sasol Ltd........................................  $  1,062
           41,760   South African Breweries Ltd......................       861
          278,962   The Education Investment Corp., Ltd..............       507
          371,600   Woolworths Holdings Ltd..........................       276
                                                                       --------
                                                                         10,301
                                                                       --------
  TAIWAN (5.6%)
       (a)140,750   Asustek Computer, Inc............................     1,151
       (a)678,000   Chinatrust Commercial Bank.......................       669
       (a)411,600   Compal Electronics, Inc..........................     1,108
        1,477,469   Far Eastern Textile Ltd..........................     1,144
       (a)211,000   Hon Hai Precision Industry.......................     1,068
       (a)234,000   Kuoyang Construction.............................       368
          162,000   Pesident Chain Store Corp........................       516
       (a)757,520   Siliconware Precision Industries Co..............     1,100
       (a)374,000   Taiwan Semiconductor Co..........................       773
                                                                       --------
                                                                          7,897
                                                                       --------
  THAILAND (1.7%)
          100,400   Advanced Information Services Co., Ltd.
                      (Foreign)......................................       428
          503,800   Bangkok Bank Co., Ltd. (Foreign).................       621
           38,200   BEC World Public Co., Ltd........................       146
           73,350   Delta Electronics Public Co., Ltd. (Foreign).....       417
        (a)75,600   Exploration & Production Public Co., Ltd.
                      (Foreign)......................................       573
           22,000   Lanna Lignite Public Co., Ltd....................        15
                9   National Petrochemical Public Co., Ltd...........        --
           55,540   Shinawatra Computer Co., Ltd. (Foreign)..........       203
         (a)4,200   Siam City Cement Public Co., Ltd. (Foreign)......         3
        (a)30,300   Thai Engine Manufacturing Public Co., Ltd.
                      (Foreign)......................................        11
                                                                       --------
                                                                          2,417
                                                                       --------
  TURKEY (6.7%)
        3,689,600   Akbank T.A.S.....................................       119
        (e)17,600   Akbank T.A.S. ADR................................       114
       10,599,494   Arcelik A.S......................................       498
        5,059,500   Ege Biracilik Ve Malt Sanayii....................       598
        2,268,000   Erciyas Biracilik Ve Malt Sanayii................       345
     (a)8,136,000   Eregli Demir Ve Celik Fabrikalari A.S............     1,268
          201,000   Migros Turk......................................       196
        1,236,000   Petrol Ofisi A.S.................................       316
        3,001,000   Turk Sise ve Cam Fabrikalari A.S.................        99
        8,962,500   Turkiye Is Bankasi, Class C......................       362
     (a)7,819,000   Vestel Elektronik Sanayii ve Ticaret A.S.........     1,042
      171,678,821   Yapi Ve Kredi Bankasi............................     4,384
                                                                       --------
                                                                          9,341
                                                                       --------
  VENEZUELA (0.0%)
          110,412   Electricidad de Caracas..........................        50
                                                                       --------
  ZIMBABWE (0.7%)
          718,517   Delta Corp.......................................       471
          374,200   Meikles Africa Ltd...............................       458
                                                                          VALUE
           SHARES                                                         (000)
-------------------------------------------------------------------------------
       (e)327,000   Trans Zambesi Industries Ltd.....................  $     41
          270,000   Trans Zambesi Industries Ltd.....................        34
                                                                       --------
                                                                          1,004
                                                                       --------
TOTAL COMMON STOCKS (COST $156,635)..................................
                                                                        122,675
                                                                       --------
PREFERRED STOCKS (9.4%)
  BRAZIL (NON-VOTING STOCKS) (9.4%)
      105,926,574   Banco Bradesco...................................       889
    (a,d,e)11,156   Banco Nacional...................................        --
        2,025,099   Brahma...........................................     1,261
       66,941,161   CEMIG............................................     2,084
        4,646,590   CRT..............................................     5,066
           10,173   CVRD.............................................       202
       (a)144,500   EBE S.A..........................................         2
          144,500   Electropaulo Metropolitana.......................        11
       (a)144,500   EMAE S.A.........................................        --
       (a)144,500   EPTE S.A.........................................        --
        (a)12,437   Lojas Arapua S.A.................................         8
        6,448,000   Lojas Renner S.A.................................       190
        3,335,000   Petrobras........................................       620
       17,480,390   Telebras.........................................     1,901
     (a)1,755,000   Telerj Celular S.A...............................       103
        (d)53,661   TELESP...........................................        13
     (a)8,972,661   TELESP Cellular..................................       745
                                                                       --------
                                                                         13,095
                                                                       --------
  COLOMBIA (0.0%)
            7,150   BanColombia......................................        13
                                                                       --------
TOTAL PREFERRED STOCKS (COST $16,158)................................    13,108
                                                                       --------
INVESTMENT COMPANY (0.3%)
  UNITED STATES (0.3%)
        (g)34,265   Morgan Stanley Africa Investment Fund, Inc. (COST
                      $414)..........................................       407
                                                                       --------

           NO. OF
           RIGHTS
-----------------

RIGHTS (0.1%)
  BRAZIL (0.0%)
     (a)2,521,000   TELESP...........................................        --
                                                                       --------
  POLAND (0.0%)
        (a)15,100   Bank Rozwoju Eksportu S.A........................         4
                                                                       --------
  TURKEY (0.1%)
   (a,d)2,306,000   Akbank...........................................        60
   (a,d)3,001,000   Turk Sise ve Cam Fabrikalari A.S.................        22
                                                                       --------
                                                                             82
                                                                       --------
TOTAL RIGHTS (COST $155).............................................        86
                                                                       --------

           NO. OF
         WARRANTS
-----------------

WARRANTS (0.0%)
  THAILAND
     (a,d)111,466   Siam Commercial Bank, expiring 12/31/02 (COST
                      $0)............................................        --
                                                                       --------

--------------
          58
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

             FACE
           AMOUNT                                                         VALUE
            (000)                                                         (000)
-------------------------------------------------------------------------------

CONVERTIBLE DEBENTURE (0.0%)
  SOUTH AFRICA (0.0%)
$           (a)15   Sasol Ltd. 8.50%, 12/15/2049 (COST $182).........  $     81
                                                                       --------
TOTAL FOREIGN SECURITIES (97.4%) (COST $173,544).....................   136,357
                                                                       --------
SHORT-TERM INVESTMENT (3.5%)
    REPURCHASE AGREEMENT (3.5%)
            4,983   Chase Securities, Inc., 5.40%, dated 6/30/98, due
                      7/1/98, to be repurchased at $4,984,
                      collateralized by $3,100 U.S. Treasury Bonds,
                      11.25%, due 2/15/15, valued at $5,097 (COST
                      $4,983)........................................     4,983
                                                                       --------
TOTAL INVESTMENTS IN SECURITIES (100.9%) (COST $178,527).............   141,340
                                                                       --------
FOREIGN CURRENCY (1.5%)
   ARP         14   Argentine Peso...................................        14
   BRL        221   Brazilian Real...................................       191
   COP        359   Colombian Peso...................................        --
   HKD        180   Hong Kong Dollar.................................        23
   HUF        424   Hungarian Forint.................................         2
  INR      32,015   Indian Rupee.....................................       755
  IDR     295,984   Indonesian Rupiah................................        20
    MYR       420   Malaysian Ringgit................................       101
  PKR       7,716   Pakistani Rupee..................................       167
   PHP        108   Philippine Peso..................................         3
   PLN        379   Polish Zloty.....................................       109
   ZAR      3,141   South African Rand...............................       531
   KRW     38,859   South Korean Won.................................        28
   TWD      4,362   Taiwan Dollar....................................       127
   VEB      1,041   Venezuelan Bolivar...............................         2
                                                                       --------
TOTAL FOREIGN CURRENCY (COST $2,088).................................     2,073
                                                                       --------

                                                                          VALUE
                                                                          (000)
-------------------------------------------------------------------------------

TOTAL INVESTMENTS (102.4%) (COST $180,615)...........................  $143,413
OTHER LIABILITIES IN EXCESS OF ASSETS (-2.4%)........................    (3,351)
                                                                       --------
NET ASSETS (100%)....................................................  $140,062
                                                                       --------
                                                                       --------

---------------

(a)   --  Non-income producing security
(d)   --  Security valued at fair value--see note A-1 to financial statements.
(e)   --  144A Security - Certain conditions for public sale may exist.
(g) -- The Fund is advised by an affiliate which earns a management fee as advisor to the Fund.
ADR   --  American Depositary Receipt
CPO   --  Certificate of Participation
GDR   --  Global Depositary Receipt
GDS   --  Global Depositary Shares

                                                         -----------------------
                                                                    59
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

--------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at June 30, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

   CURRENCY                             IN EXCHANGE               NET UNREALIZED
  TO DELIVER      VALUE    SETTLEMENT       FOR         VALUE       GAIN (LOSS)
    (000)         (000)       DATE         (000)        (000)          (000)
--------------  ---------  -----------  ------------  ---------  -----------------
$         191   $     191      7/1/98      BRL   221  $     191      $      --
$           8           8      7/2/98    IDR 120,595          8             --
$          46          46      7/2/98      MYR   189         46             --
 MYR    8,795       2,071     8/11/98   $      2,307      2,307            236
 MYR    1,170         276     8/11/98   $        330        330             54
 ZAR   11,980       1,956     9/18/98   $      2,159      2,159            203
 ZAR    1,829         291    12/23/98   $        313        313             22
 ZAR    7,388       1,174    12/24/98   $      1,253      1,253             79
 ZAR    9,156       1,463    12/28/98   $      1,566      1,566            103
 KRW  468,930         342    12/29/98   $        308        308            (34)
 ZAR    1,145         183    12/31/98   $        188        188              5
KRW 1,196,213         865      1/4/99   $        775        775            (90)
$          63          63     6/21/99      ZAR   410         63             --
 ZAR   11,048       1,695     6/21/99   $      1,880      1,880            185
                ---------                             ---------          -----
                $  10,624                             $  11,387      $     763
                ---------                             ---------          -----
                ---------                             ---------          -----

---------------

BRL   --  Brazilian Real
IDR   --  Indonesian Rupiah
INR   --  Indian Rupee
KRW   --  South Korean Won
MYR   --  Malaysian Ringgit
ZAR   --  South African Rand

--------------------------------------------------------------------------------

SWAP AGREEMENTS:

The Portfolio had the following Total Return Swap Agreements open at June 30, 1998:

NOTIONAL                                                                                   UNREALIZED
 AMOUNT                                                                                   DEPRECIATION
  (000)                                     DESCRIPTION                                       (000)
---------  -----------------------------------------------------------------------------  -------------
$ 2,000    Agreement with Goldman Sachs International terminating November 3, 1998 to pay 12 month USD-LIBOR minus 4.00% and to pay or receive the return of the
           Thailand SET Index converted into USD at the mid-market rate on October 30,
           1998.........................................................................  $       (837)
    624    Agreement with Goldman Sachs International terminating March 8, 1999 to make quarterly payments equal to 3 month USD-LIBOR plus 2.00% and to pay or receive quarterly payments equal to the return of the Thailand SET Index
           converted into USD at the mid-market rate....................................           (95)
                                                                                          -------------
                                                                                          $       (932)
                                                                                          -------------
                                                                                          -------------

---------------

LIBOR  -- London Interbank Offer Rate
THB   --  Thai Baht
USD   --  U.S. Dollar

--------------------------------------------------------------------------------

      SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION (UNAUDITED)

                                                                                 VALUE     PERCENT OF
INDUSTRY                                                                         (000)     NET ASSETS
-----------------------------------------------------------------------------  ---------  -------------
Services                                                                       $  50,255         35.9%
Finance                                                                           22,073         15.8
Consumer Goods                                                                    20,565         14.7
Energy                                                                            14,128         10.1
Materials                                                                         12,368          8.8
Capital Equipment                                                                 12,036          8.6
Multi-Industry                                                                     4,932          3.5
                                                                               ---------          ---
                                                                               $ 136,357         97.4%
                                                                               ---------          ---
                                                                               ---------          ---

--------------
          60
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                               GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

COMMON STOCKS (93.7%)
  AUSTRALIA (1.3%)
   2,586,000   CSR Ltd..........................................  $  7,471
     893,600   Telstra Corp., Ltd...............................     2,294
                                                                  --------
                                                                     9,765
                                                                  --------
  BELGIUM (0.2%)
      30,858   G.I.B. Holdings Ltd..............................     1,741
                                                                  --------
  CANADA (2.6%)
      94,600   Potash Corp. of Saskatchewan, Inc................     7,123
  (a)130,000   Renaissance Energy Ltd...........................     1,948
     439,600   TELUS Corp.......................................    11,367
                                                                  --------
                                                                    20,438
                                                                  --------
  FINLAND (0.5%)
     210,000   Valmet Oyj.......................................     3,623
                                                                  --------
  FRANCE (7.0%)
       5,987   Bongrain S.A.....................................     3,006
      62,300   Elf Aquitaine....................................     8,757
     149,900   France Telecom S.A...............................    10,336
      63,600   Groupe Danone RFD................................    17,531
     166,000   Scor.............................................    10,527
   (a)55,600   SGS-Thomson Microelectronics N.V.................     3,940
                                                                  --------
                                                                    54,097
                                                                  --------
  GERMANY (5.0%)
     223,400   BASF AG..........................................    10,591
     215,000   Bayer AG.........................................    11,099
     133,400   Veba AG..........................................     9,098
      11,000   Viag AG..........................................     7,441
                                                                  --------
                                                                    38,229
                                                                  --------
  HONG KONG (1.0%)
   2,800,000   Hysan Development Co.............................     2,313
   2,808,000   Jardine Strategic Holdings Ltd...................     5,335
                                                                  --------
                                                                     7,648
                                                                  --------
  IRELAND (2.0%)
     609,166   Bank of Ireland..................................    12,461
     470,000   Green Property plc...............................     3,281
                                                                  --------
                                                                    15,742
                                                                  --------
  ITALY (2.6%)
   1,700,000   Mediaset S.p.A...................................    10,854
   1,823,000   Telecom Italia S.p.A.............................     8,829
                                                                  --------
                                                                    19,683
                                                                  --------
  JAPAN (6.9%)
     142,000   Fuji Photo Film Co...............................     4,948
     911,000   Fujisawa Pharmaceutical Co., Ltd.................     8,530
     335,000   Hitachi Ltd......................................     2,187
         600   Japan Tobacco, Inc...............................     4,064
     260,000   KAO Corp.........................................     4,014
     590,000   Matsushita Electric Industrial Co., Ltd..........     9,492
   1,320,000   Shionogi & Co....................................     7,618
     773,000   Sumitomo Marine & Fire Insurance Co..............     4,327
     110,000   TDK Corp.........................................     8,134
                                                                  --------
                                                                    53,314
                                                                  --------

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  NETHERLANDS (3.2%)
  (a)189,800   Benckiser N.V. 'B'...............................  $ 11,678
     201,980   ING Groep N.V....................................    13,232
                                                                  --------
                                                                    24,910
                                                                  --------
  NEW ZEALAND (0.4%)
   1,538,300   Lion Nathan Ltd..................................     3,421
                                                                  --------
  PORTUGAL (0.9%)
     203,500   Cimpor-Cimentos de Portugal S.A..................     7,153
                                                                  --------
  SOUTH AFRICA (0.0%)
      48,200   Sasol Ltd........................................       280
                                                                  --------
  SPAIN (2.5%)
     610,400   Iberdrola S.A....................................     9,911
     205,745   Telefonica de Espana.............................     9,512
                                                                  --------
                                                                    19,423
                                                                  --------
  SWEDEN (1.6%)
   1,722,700   Nordbanken Holding AB............................    12,633
                                                                  --------
  SWITZERLAND (8.4%)
       6,000   ABB AG (Bearer)..................................     8,867
       1,800   Ascom Holding AG (Bearer)........................     3,325
    (a)7,890   Cie Financiere Richemont AG, Class A.............    10,333
      13,100   Forbo Holdings AG (Registered)...................     6,673
       9,900   Holderbank Financiere Glaris AG `B' (Bearer).....    12,606
      10,700   Nestle S.A. (Registered).........................    22,915
                                                                  --------
                                                                    64,719
                                                                  --------
  UNITED KINGDOM (11.9%)
   1,836,700   Aegis Group plc..................................     2,975
     589,700   BG plc...........................................     3,412
(a)2,746,980   BTR plc, Class B.................................     7,799
     304,800   Burmah Castrol plc...............................     5,446
     365,000   Danka Business Systems plc ADR...................     4,312
   1,255,900   English China Clays plc..........................     4,300
     838,300   Imperial Tobacco Group plc.......................     6,188
     722,500   Peninsular & Oriental Steam Navigation Co........    10,413
     811,800   Premier Farnell plc..............................     4,121
     915,500   Reckitt & Colman plc.............................    17,491
     628,800   Royal & Sun Alliance Insurance Group plc.........     6,505
     998,100   Wolseley plc.....................................     5,867
   1,961,100   WPP Group plc....................................    12,863
                                                                  --------
                                                                    91,692
                                                                  --------
  UNITED STATES (35.7%)
     279,400   Albertson's, Inc.................................    14,476
     135,900   Aluminum Co. of America..........................     8,961
     522,800   American Stores Co...............................    12,645
     189,500   B.F. Goodrich Co.................................     9,404
     286,200   Boise Cascade Corp...............................     9,373
     239,300   Borg-Warner Automotive, Inc......................    11,501
  (a)334,998   Cadiz Land Co., Inc..............................     3,873
     220,800   Chase Manhattan Corp.............................    16,670
     337,900   COMSAT Corp......................................     9,567
  (a)901,600   Data General Corp................................    13,468
  (a)535,300   Egghead, Inc.....................................     4,517
     146,600   Enhance Financial Services Group, Inc............     4,948
     117,300   FINOVA Group, Inc................................     6,642
  (a)456,900   GenRad, Inc......................................     9,024

                                                         -----------------------
                                                                    61
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                               GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  UNITED STATES (CONT.)
     128,400   General Signal Corp..............................  $  4,622
     121,500   Georgia-Pacific Corp.............................     7,161
     121,500   Georgia-Pacific Corp. (Timber Group).............     2,802
     385,800   Houghton Mifflin Co..............................    12,249
     200,000   IBP, Inc.........................................     3,625
     182,400   MBIA, Inc........................................    13,657
  (a)255,000   NCR Corp.........................................     8,287
  (a)200,900   Noble Drilling Corp..............................     4,834
  (a)201,370   Ocean Energy, Inc................................     3,939
     368,600   Penncorp Financial Group, Inc....................     7,556
     324,500   Pharmacia & Upjohn, Inc..........................    14,968
     422,700   Philip Morris Cos., Inc..........................    16,644
      99,300   Tecumseh Products Co. 'A'........................     5,244
     178,600   Tenneco, Inc.....................................     6,798
     199,100   Terra Nova (Bermuda) Holdings Ltd. 'A'...........     6,247
     233,500   Tupperware Corp..................................     6,567
     117,100   Unicom Corp......................................     4,106
     197,200   United Dominion Industries.......................     6,582
     199,100   UST Corp.........................................     5,276
                                                                  --------
                                                                   276,233
                                                                  --------
TOTAL COMMON STOCKS (COST $663,297).............................   724,744
                                                                  --------

        FACE
      AMOUNT
       (000)
------------

SHORT-TERM INVESTMENTS (6.0%)
  REPURCHASE AGREEMENT (6.0%)
$     46,443   Chase Securities, Inc., 5.40%, dated 6/30/98, due
                 7/1/98, to be repurchased at $46,450,
                 collateralized by $48,898 U.S. Treasury Notes,
                 5.50%, due 12/31/00 valued at $48,398 (COST
                 $46,443).......................................    46,443
                                                                  --------
TOTAL INVESTMENT IN SECURITIES (99.7%) (COST $709,740)..........   771,187
                                                                  --------

      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------

FOREIGN CURRENCY (0.3%)
  BEF  1,049   Belgian Franc....................................  $     28
   GBP   219   British Pound....................................       366
  FRF  1,437   French Franc.....................................       238
    DEM  837   German Mark......................................       464
    HKD    2   Hong Kong Dollar.................................        --
  IEP      7   Irish Punt.......................................        10
 ITL 403,375   Italian Lira.....................................       227
  JPY 53,660   Japanese Yen.....................................       387
   NLG     2   Netherlands Guilder..............................         1
   NZD   105   New Zealand Dollar...............................        55
  ESP  1,175   Spanish Peseta...................................         8
   SEK     1   Swedish Krona....................................        --
   CHF   569   Swiss Franc......................................       375
                                                                  --------
TOTAL FOREIGN CURRENCY (COST $2,174)............................     2,159
                                                                  --------
TOTAL INVESTMENTS (100.0%) (COST $711,914)......................   773,346
LIABILITIES IN EXCESS OF OTHER ASSETS (0.0%)....................       (37)
                                                                  --------
NET ASSETS (100%)...............................................  $773,309
                                                                  --------
                                                                  --------

---------------

(a)   --  Non-income producing security
RFD   --  Ranked for Dividend
ADR   --  American Depositary Receipt

--------------
          62
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                               GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

--------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at June 30, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

 CURRENCY                            IN EXCHANGE
TO DELIVER     VALUE    SETTLEMENT       FOR         VALUE     NET UNREALIZED
   (000)       (000)       DATE         (000)        (000)    GAIN (LOSS) (000)
-----------  ---------  -----------  ------------  ---------  -----------------
$      752   $     752      7/1/98     GBP    451  $     754       $    2
$      244         243      7/1/98     ZAR  1,435        242           (1)
GBP 6,600       10,915    12/16/98   $     10,850     10,850          (65)
             ---------                             ---------          ---
             $  11,910                             $  11,846       $  (64)
             ---------                             ---------          ---
             ---------                             ---------          ---

---------------

GBP   --  British Pounds
ZAR   --  South African Rand

--------------------------------------------------------------------------------

  SUMMARY OF FOREIGN & U.S. SECURITIES BY INDUSTRY CLASSIFICATION (UNAUDITED)

                                                                                     VALUE     PERCENT OF
INDUSTRY                                                                             (000)     NET ASSETS
---------------------------------------------------------------------------------  ---------  -------------
Capital Equipment................................................................  $ 177,354         22.9%
Services.........................................................................    140,324         18.2
Consumer Products................................................................    139,424         18.0
Finance..........................................................................    126,276         16.3
Materials........................................................................     68,631          8.9
Energy...........................................................................     35,397          4.6
Diversified Operations...........................................................     30,762          4.0
Gold Mines.......................................................................      3,874          0.5
Consumer Staples.................................................................      2,702          0.3
                                                                                   ---------          ---
                                                                                   $ 724,744         93.7%
                                                                                   ---------          ---
                                                                                   ---------          ---

                                                         -----------------------
                                                                    63
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

COMMON STOCKS (80.1%)
  AUSTRALIA (0.0%)
       1,698   Broken Hill Proprietary Ltd......................  $     14
         460   Coles Myer Ltd...................................         2
         595   Gio Australia Holdings Ltd.......................         2
         651   MIM Holdings Ltd.................................        --
          16   Westfield Trust..................................        --
      (a)755   Westfield Trust (New)............................         1
                                                                  --------
                                                                        19
                                                                  --------
  AUSTRIA (0.8%)
         600   Austria Mikro Systems International AG...........        41
       2,900   Austrian Airlines Osterreichische Luftverkehrs
                 AG.............................................        96
      13,128   Bank Austria AG..................................     1,068
         800   Bau Holdings AG..................................        45
       2,100   Boehler-Udderholm AG.............................       139
         300   BWT AG...........................................        64
       2,000   Creditanstalt-Bankverein.........................       213
       1,100   Creditanstalt-Bankverein: Vorzu..................       119
       4,600   Flughafen Wein AG................................       221
       1,000   Generali AG......................................       294
      (a)700   Lenzing AG.......................................        54
       2,300   Mayr-Melnhof Karton AG...........................       150
       1,100   Oesterreichische Brau-Beteiligungs AG............        65
       5,600   Oesterreichish Elektrizitaets, 'A'...............       670
       4,300   OMV AG...........................................       576
       2,600   Radex-Heraklith Industriebet AG..................       126
       1,900   Steyr-Daimler-Puch AG............................        52
       2,300   VA Technologies AG...............................       286
       1,600   Wienerberger Baustoffindustrie AG................       387
                                                                  --------
                                                                     4,666
                                                                  --------
  BELGIUM (0.1%)
       6,000   Kredietbank N.V..................................       537
                                                                  --------
  CANADA (2.8%)
       9,800   Abitibi-Consolidated, Inc........................       126
       8,000   Agrium, Inc......................................       100
    (a)8,100   Air Canada.......................................        72
      13,900   Alcan Aluminum Ltd...............................       383
       3,700   Avenor, Inc......................................        86
      14,300   Bank of Montreal.................................       787
      26,000   Bank of Nova Scotia..............................       643
      22,900   Barrick Gold Corp................................       436
       8,500   Barrick Gold Corp................................       163
      34,000   BCE, Inc.........................................     1,441
      17,500   Bombardier, Inc., 'A'............................       476
       7,400   CAE, Inc.........................................        63
       3,100   Cameco Corp......................................        86
      22,400   Canadian Imperial Bank of Commerce...............       720
       1,976   Canadian National Railway Co.....................       105
       5,600   Canadian Natural Resources Ltd...................        96
       8,600   Canadian Occidental Petroleum Ltd................       183
      18,800   Canadian Pacific Ltd.............................       529
       5,000   Canadian Tire Corp., 'A'.........................       145
       4,500   Cominco Ltd......................................        67
    (a)4,000   Corel Corp.......................................         8
       3,200   Cott Corp........................................        23
       5,500   Dofasco, Inc.....................................        90
       8,800   Domtar, Inc......................................        59

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
    (a)8,600   Echo Bay Mines Ltd...............................  $     18
       7,500   George Weston Ltd................................       265
   (a)13,400   Gulf Canada Resources Ltd........................        66
      23,200   Imasco Ltd.......................................       428
      27,300   Imperial Oil Ltd.................................       477
       8,600   Inco Ltd.........................................       117
       3,200   IPL Energy, Inc..................................       144
      11,500   Laidlaw, Inc.....................................       140
      15,800   Laidlaw, Inc. 'B'................................       191
       3,800   Loewen Group, Inc................................       102
       8,500   MacMillan Bloedel Ltd............................        91
       3,900   Magna International, Inc., 'A'...................       267
    (a)9,500   Methanex Corp....................................        83
       4,400   Molson Companies Ltd., 'A'.......................        80
       6,100   Moore Corp., Ltd.................................        81
    (a)8,200   Newbridge Networks Corp..........................       196
      13,300   Noranda, Inc.....................................       230
      25,600   Northern Telecom Ltd.............................     1,451
      29,700   Nova Corp........................................       340
      16,000   Petro............................................       257
      11,600   Placer Dome, Inc.................................       135
       3,000   Potash Corp. of Saskatchewan, Inc................       226
       7,100   Power Corp. of Canada............................       333
    (a)7,200   Provigo, Inc.....................................        44
    (a)7,400   Ranger Oil Ltd...................................        53
    (a)7,100   Renaissance Energy Ltd...........................       106
    (a)9,600   Rogers Communication, Inc., 'B'..................        85
      16,900   Royal Bank of Canada.............................     1,016
      19,300   Seagram Co., Ltd.................................       786
    (a)4,400   Suncor, Inc......................................       149
    (a)7,200   Talisman Energy, Inc.............................       206
       4,700   Teck Corp., 'B'..................................        51
       5,800   TELUS Corp.......................................       150
      31,500   Thomson Corp.....................................       914
      13,100   Transcanada Pipelines Ltd........................       290
       6,700   Westcoast Energy, Inc............................       149
                                                                  --------
                                                                    16,604
                                                                  --------
  DENMARK (0.2%)
       2,000   BG Bank A/S......................................       124
       3,800   Den Danske Bank Corp.............................       456
         600   Jyske Bank A/S (Registered)......................        71
       3,800   Unidanmark A/S 'A' (Registered)..................       342
                                                                  --------
                                                                       993
                                                                  --------
  FRANCE (3.0%)
       2,677   Accor S.A........................................       749
       3,406   Alcatel Alsthom..................................       693
       7,182   AXA S.A..........................................       808
       6,925   Banque Nationale de Paris........................       566
       4,591   Banque Paribas...................................       491
       1,337   BIC Corp.........................................        95
         613   Bouygues.........................................       111
         761   Canal Plus.......................................       142
       4,763   Cap Gemini S.A...................................       748
         875   Carrefour S.A....................................       554
       1,948   Cie de Saint-Gobain..............................       361
         751   Credit Commercial de France......................        63
         383   Dexia France.....................................        52
       5,759   Elf Aquitaine....................................       810
       2,474   Elf Sanofi S.A...................................       291

--------------
          64
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  FRANCE (CONT.)

         697   Eridania Beghin-Say S.A..........................  $    154
         256   Essilor International............................       108
       3,633   Etablissements Economiques du Casino
                 Guichard-Perrachon.............................       290
      18,547   France Telecom S.A...............................     1,279
       1,768   Groupe Danone RFD................................       487
       1,650   Havas S.A........................................       140
         375   Imetal S.A.......................................        52
       2,430   Klepierre........................................       472
       2,167   L'air Liquide....................................       358
       1,441   L'Oreal..........................................       801
       2,277   Lafarge S.A......................................       235
       (a)71   Lafarge S.A......................................         7
       2,484   Lagardere S.C.A..................................       103
         698   Legrand S.A......................................       185
       1,965   LVMH Moet Hennessy Louis Vuitton.................       393
       2,807   Lyonnaise des Eaux S.A...........................       462
       2,750   Michelin (C.G.D.E.) 'B'..........................       159
         193   Pathe S.A........................................        38
       1,540   Pernod-Ricard....................................       107
         486   Pinault S.A......................................       407
         434   Promodes.........................................       240
       1,176   PSA Peugeot Citroen S.A..........................       253
       7,548   Rhone-Poulenc S.A. 'A'...........................       426
         111   Sagem............................................        86
       2,989   Schneider S.A....................................       238
    (a)1,917   Silic............................................       349
       6,256   Simco S.A. (Registered)..........................       513
          88   Societe Eurafrance S.A...........................        55
       3,218   Societe Generale.................................       669
          13   Sodexho Alliance S.A.............................         3
      (a)676   Sodexho S.A......................................       128
       6,120   Sophia S.A.......................................       283
       2,745   Thomson CSF S.A..................................       104
       5,431   Total S.A. 'B'...................................       706
       3,620   Unibail..........................................       468
       5,699   Usinor Sacilor...................................        88
       1,494   Valeo S.A........................................       153
       2,822   Vivendi..........................................       602
                                                                  --------
                                                                    18,135
                                                                  --------
  GERMANY (3.3%)
       1,183   Adidas AG........................................       205
      (a)900   Agiv AG..........................................        25
      (a)292   Allianz AG.......................................        95
       5,550   Allianz AG.......................................     1,831
         483   AMB Aachener & Muenchener Beteiligungs AG........        56
       2,000   Bankgesellschaft Berlin AG.......................        42
      14,150   BASF AG..........................................       671
      17,550   Bayer AG.........................................       906
       8,100   Bayer Hypothecen-und Wechsel-Bank AG.............       514
       9,550   Bayer Vereinsbank AG.............................       813
         533   Beiersdorf AG....................................        34
         800   BHF-Bank AG......................................        30
       2,400   Bilfinger & Berger Bau AG........................        82
         183   Brau und Brunnen AG..............................        24
         967   CKAG Colonia Konzern AG..........................       120
       3,900   Commerzbank AG...................................       149
       2,033   Continental AG...................................        63
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
      16,100   Daimler-Benz AG..................................  $  1,580
       2,383   Degussa AG.......................................       147
      18,450   Deutsche Bank AG.................................     1,564
      55,187   Deutsche Telekom AG..............................     1,490
      15,167   Dresdner Bank AG.................................       818
       1,253   Heidelberger Zement AG...........................       119
       2,433   Hochtief AG......................................       117
         800   IKB Deutsche Industriebank AG....................        16
         250   Karstadt AG......................................       121
       1,267   Kloeckner-Humboldt-Deutz AG......................        15
         283   Linde AG.........................................       198
       8,700   Lufthansa AG.....................................       219
         350   MAN AG...........................................       136
       9,170   Mannesmann AG....................................       931
       4,290   Merck KGAA.......................................       192
       5,557   Metro AG.........................................       337
       1,947   Muenchener Rueckversicherungs-Gesellschaft AG
                 (Registered)...................................       966
         450   Preussag AG......................................       161
      12,204   RWE AG...........................................       724
       1,477   SAP AG...........................................       897
       1,900   Schering AG......................................       224
      13,233   Siemens AG.......................................       806
         100   STRABAG AG.......................................         9
         867   Thyssen AG.......................................       220
      12,283   VEBA AG..........................................       838
         695   Viag AG..........................................       470
         748   Volkswagen AG....................................       719
                                                                  --------
                                                                    19,694
                                                                  --------
  HONG KONG (0.0%)
         139   Bank of East Asia................................        --
         700   Cathay Pacific Airways Ltd.......................        --
       1,600   Hong Kong & China Gas Co., Ltd...................         2
      12,643   Hong Kong Land Holdings Ltd......................        16
         500   Hong Kong Shanghai Hotels........................        --
         200   Hopewell Holdings Ltd............................        --
       1,400   Hutchison Whampoa Ltd............................         7
         400   Johnson Electric Holdings Ltd....................         1
       1,300   New World Development Co., Ltd...................         3
       1,000   Regal Hotel International........................        --
       7,593   Sino Land Co.....................................         3
       2,400   South China Morning Post.........................         1
       1,340   Sun Hung Kai Properties Ltd......................         6
         200   Swire Pacific Ltd. 'A'...........................         1
         500   Television Broadcasting Ltd......................         1
         800   Varitronix International Ltd.....................         2
                                                                  --------
                                                                        43
                                                                  --------
  IRELAND (0.1%)
      46,700   Allied Irish Banks plc...........................       676
                                                                  --------
  ITALY (4.0%)
      76,176   Assicurazioni Generali S.p.A.....................     2,478
     128,300   Banca Commerciale Italiana.......................       768
      20,000   Banca Fideuram...................................       114
      10,000   Banca Intesa S.p.A...............................        29
       1,000   Banca Popolare di Bergamo Credito Varesino
                 S.p.A..........................................        21
      75,000   Banca di Roma....................................       156
      60,900   Banco Ambrosiano Veneto..........................       341

                                                         -----------------------
                                                                    65
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  ITALY (CONT.)

       4,000   Banco Popolare Milano............................  $     32
      40,000   Banco di Napoli..................................        51
     133,800   Benetton Group S.p.A.............................       278
      11,700   Burgo Cartiere S.p.A.............................        94
  (a)418,700   Ciga Spa.........................................       487
     218,500   Credito Italiano S.p.A...........................     1,144
      48,000   Edison S.p.A.....................................       385
     568,000   Ente Nazionale Idrocarburi S.p.A.................     3,724
       9,500   Falck Acciaierie & Ferriere Lombarde.............        61
     239,630   Fiat S.p.A.......................................     1,049
      52,970   Fiat S.p.A. Di Risp NCS..........................       131
      85,200   Immobiliare Metanopoli S.p.A.....................        94
   (a)26,000   Impreglio S.p.A..................................        23
      74,600   Istituto Bancario San Paolo di Torina S.p.A......     1,077
      53,950   Istituto Mobiliare Italiano S.p.A................       850
     500,720   Istituto Nazionale delle Assicurazioni (INA).....     1,423
      11,650   Italcementi S.p.A. RNC...........................        51
      17,300   Italcementi S.p.A................................       156
      49,400   Italgas..........................................       201
      16,878   La Rinascente S.p.A..............................       168
      36,500   Magneti Marelli S.p.A............................        80
      86,000   Mediaset S.p.A...................................       549
      51,260   Mediobanca S.p.A.................................       651
     208,108   Montedison S.p.A.................................       258
      68,900   Montedison S.p.A. Di Risp NCS....................        53
  (a)252,880   Olivetti Group...................................       376
     114,640   Parmalat Finanziaria S.p.A.......................       234
     115,000   Pirelli S.p.A....................................       359
      22,269   R.A.S............................................       290
         462   R.A.S. di Risp...................................         4
         250   S.A.I............................................         2
      10,100   S.A.I............................................       129
   (a)12,000   Sasib S.p.A......................................        54
      22,000   Sirti S.p.A......................................       120
      51,000   Snia BPD S.p.A...................................        63
     470,300   Telecom Italia Mobile S.p.A......................     2,877
     110,000   Telecom Italia Mobile S.p.A. RNC.................       371
      68,663   Telecom Italia S.p.A. RNC........................       333
     255,388   Telecom Italia S.p.A.............................     1,881
                                                                  --------
                                                                    24,070
                                                                  --------
  JAPAN (4.8%)
      28,800   Ajinomoto Co., Inc...............................       252
   (a)30,800   Aoki Corp........................................        15
         500   Asahi Bank Ltd...................................         2
      19,000   Asahi Breweries Ltd..............................       240
      59,400   Asahi Chemical Industry Co., Ltd.................       214
      53,600   Asahi Glass Co...................................       290
      91,600   Bank of Tokyo-Mitsubishi Ltd.....................       971
         500   Bank of Yokohama.................................         1
      19,000   Bridgestone Corp.................................       450
      23,800   Canon, Inc.......................................       541
      11,000   Casio Computer Co., Ltd..........................       102
         800   Chiba Bank Ltd...................................         3
      18,800   Chugai Pharmaceutical Ltd........................       123
      23,800   Dai Nippon Printing Co., Ltd.....................       380
      18,800   Daiei, Inc.......................................        44
      18,800   Daikin Industries Ltd............................       121
      18,800   Daiwa House Industry.............................       166
      20,600   Denso Corp.......................................       342
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
         114   East Japan Railway Co............................  $    536
      13,800   Ebara Corp.......................................       123
       8,300   Fanuc Co.........................................       287
      11,000   Fuji Photo Film Co...............................       383
      45,600   Fujitsu Ltd......................................       480
      13,800   Furukawa Electric................................        46
      23,000   Hankyu Corp......................................        94
   (a)18,000   Hazama-Gumi......................................        10
      98,000   Hitachi Ltd......................................       640
      23,000   Honda Motor Co...................................       820
      12,000   Ito-Yokado Co., Ltd..............................       565
   (a)61,000   Japan Airlines Co., Ltd..........................       170
      43,600   Japan Energy Corp................................        46
         800   Joyo Bank........................................         3
       8,800   Jusco Co.........................................       162
      23,800   KAO Corp.........................................       367
      35,600   Kajima Corp......................................        98
      25,900   Kansai Electric Power Co.........................       450
      28,600   Kawasaki Steel Corp..............................        52
      41,600   Kinki Nippon Railway.............................       195
      38,600   Kirin Brewery Co., Ltd...........................       365
      34,600   Komatsu Ltd......................................       168
      51,400   Kubota Corp......................................       119
   (a)60,600   Kumagai Gumi Co., Ltd............................        44
       5,500   Kyocera Corp.....................................       269
      16,800   Kyowa Hakko Kogyo................................        67
      46,000   Long-Term Credit Bank of Japan Ltd...............        27
      50,200   Marubeni Corp....................................       100
       4,800   Marui Co., Ltd...................................        72
      51,400   Matsushita Electric Industrial Co., Ltd..........       827
      59,000   Mitsubishi Chemical Corp.........................       107
      51,000   Mitsubishi Corp..................................       316
      67,400   Mitsubishi Electric Corp.........................       155
     106,000   Mitsubishi Heavy Industries Ltd..................       401
      34,600   Mitsubishi Materials Corp........................        71
      26,000   Mitsubishi Trust and Banking Corp................       221
      51,200   Mitsui & Co......................................       277
   (a)37,600   Mitsui Engineering & Shipbuilding Co., Ltd.......        29
         400   Mitsui Trust & Banking Co., Ltd..................         1
      17,800   Mitsukoshi.......................................        51
      12,800   Mycal Corp.......................................        81
      32,600   NEC Corp.........................................       304
      38,600   New OJI Paper Co., Ltd...........................       168
      18,800   NGK Insulators Ltd...............................       163
      15,000   Nippon Express Co., Ltd..........................        81
      16,800   Nippon Fire & Marine Insurance Co................        69
      16,800   Nippon Light Metal Co............................        19
      16,800   Nippon Meat Packers, Inc.........................       206
      54,600   Nippon Oil Co....................................       177
     216,000   Nippon Steel Corp................................       380
         292   Nippon Telegraph & Telephone Corp. ADR...........     2,423
      51,400   Nippon Yusen Kabushiki Kaisha....................       174
         350   Nissan Fire & Marine Insurance Co., Ltd..........         1
      65,400   Nissan Motor Co., Ltd............................       206
     114,000   NKK Corp.........................................       109
      20,800   Odakyu Electric Railway Co.......................        64
      82,200   Osaka Gas Co.....................................       211
      16,800   Penta-Ocean Construction.........................        39
       5,000   Pioneer Electronic Corp..........................        96
       2,000   Rohm Co..........................................       206

--------------
          66
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  JAPAN (CONT.)

      66,200   Sakura Bank Ltd..................................  $    172
      14,800   Sankyo Co., Ltd..................................       337
      61,000   Sanwa Bank Ltd...................................       546
      51,400   Sanyo Electric Co., Ltd..........................       156
       4,800   Secom Co.........................................       277
       3,900   Sega Enterprises Ltd.............................        67
      18,800   Sekisui House Ltd................................       146
      34,600   Sharp Corp.......................................       281
       5,000   Shimano, Inc.....................................       127
      27,800   Shimizu Corp.....................................        80
       7,000   Shin-Etsu Chemical Co............................       121
       7,000   Shiseido Co., Ltd................................        80
         800   Shizuoka Bank....................................         9
      34,600   Showa Denko K.K..................................        35
         700   Softbank Corp....................................        27
       8,900   Sony Corp........................................       767
      69,200   Sumitomo Chemical Co.............................       214
      36,400   Sumitomo Corp....................................       175
      25,800   Sumitomo Electric Industries.....................       261
      70,400   Sumitomo Metal Industries........................       113
      18,000   Sumitomo Metal Mining Co.........................        73
      17,800   Sumitomo Osaka Cement Co., Ltd...................        23
      38,600   Taisei Corp., Ltd................................        84
      11,000   Taisho Pharmaceutical Co.........................       206
      21,000   Taiyo Yuden Co., Ltd.............................       224
      23,800   Takeda Chemical Industries.......................       634
      38,600   Teijin Ltd.......................................       117
      23,800   Tobu Railway Co..................................        63
      13,500   Tohoku Electric Power............................       199
         600   Tokai Bank.......................................         3
      59,400   Tokio Marine & Fire Insurance Co.................       611
      32,500   Tokyo Electric Power Co..........................       638
       2,000   Tokyo Electron Ltd...............................        61
      77,200   Tokyo Gas Co.....................................       172
      28,800   Tokyu Corp.......................................        87
      23,800   Toppan Printing Co., Ltd.........................       255
      58,500   Toray Industries, Inc............................       304
      17,800   Toto Ltd.........................................       108
      38,600   Toyobo Ltd.......................................        51
      77,000   Toyota Motor Corp................................     1,994
      34,600   Ube Industries Ltd...............................        45
         300   Yamaichi Securities..............................        --
      19,000   Yokogawa Electric Corp...........................       101
                                                                  --------
                                                                    28,692
                                                                  --------
  NETHERLANDS (4.1%)
      83,307   ABN Amro Holding N.V.............................     1,950
       4,200   Akzo Nobel N.V...................................       934
      29,800   Elsevier N.V.....................................       450
       4,106   Getronics........................................       213
      15,313   Heineken N.V.....................................       602
      57,176   ING Groep N.V....................................     3,746
       4,039   KLM Royal Dutch Airlines N.V.....................       164
      25,874   Koninklijke Ahold N.V............................       831
         287   Koninklijke Hoogovens............................        12
       5,300   Koninklijke KNP BT N.V...........................       137
      27,847   Koninklijke PTT Nederland N.V....................     1,072
       1,200   Nedlloyd Groep N.V...............................        24
       1,656   Oce N.V..........................................        71
    (a)1,100   Oce N.V..........................................        47
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
      17,600   Phillips Electronics N.V.........................  $  1,480
   (a)22,700   Rodamco N.V......................................       623
     107,400   Royal Dutch Petroleum............................     5,958
      33,600   Royal Dutch Petroleum Co., New York Shares.......     1,842
       2,318   Stork N.V........................................        74
   (a)27,847   TNT Post Group N.V...............................       712
      32,900   Uni-Invest N.V...................................       477
      32,100   Unilever N.V.....................................     2,548
       3,664   Wolters Kluwer N.V...............................       503
                                                                  --------
                                                                    24,470
                                                                  --------
  NORWAY (0.3%)
  (a)121,900   Choice Hotels Scandinavia S.A....................       366
      64,000   Christiania Bank OG Kreditkasse..................       268
      74,100   Den Norske Bank ASA..............................       389
         100   Hafslund ASA 'A'.................................        --
   (a)68,540   Linstow ASA......................................       492
       (a)33   NCL Holdings ASA.................................        --
         100   Norsk Hydro ASA..................................         4
      (a)200   Storebrand ASA...................................         2
                                                                  --------
                                                                     1,521
                                                                  --------
  PORTUGAL (1.3%)
      38,742   Banco Comercial (Registered).....................     1,101
      18,620   Banco Espirito Santo.............................       559
      12,300   Banco Totta & Acores 'B' (Registered)............       373
      16,300   BPI-SGPS S.A. (Registered).......................       526
       1,300   Cia de Seguros Tranquilidade (Registered)........        35
      13,500   Cimpor-Cimentos de Portugal S.A..................       474
         700   CIN S.A..........................................        52
       3,100   Corticeira Amorim, S.A...........................        60
      59,500   EDP-Electricidade de Portugal, S.A...............     1,384
       1,000   Engil-SGPS.......................................        11
       2,600   INAPA, S.A.......................................        34
   (a)18,450   Jeronimo Martins, SGPS, S.A......................       887
      14,600   Portucel Industrial-Empresa Produtora de Celulose
                 S.A............................................       116
      30,500   Portugal Telecom S.A.............................     1,617
    (a)2,000   Sociedade de Construcoes Soares da Costa S.A.....        17
       6,700   Sonae Investimentos S.A..........................       366
       1,900   UNICER-Uniao Cervejeira S.A......................        42
                                                                  --------
                                                                     7,654
                                                                  --------
  SPAIN (3.2%)
         840   Acerinox S.A.....................................       112
      (a)297   ACS S.A..........................................         9
       (a)41   Aguas de Barcelona...............................         2
      45,280   Argentaria S.A...................................     1,016
      16,742   Autopistas Concesionaria Espanola S.A............       259
       3,300   Azucarere Ebro Agricolas S.A.....................        98
      59,200   Banco Bilbao Vizcaya, S.A. (Registered)..........     3,038
    (a)7,200   Banco Espanol de Credito S.A.....................        86
       1,400   Banco Popolar Espanol S.A........................       120
      94,000   Banco Santander S.A..............................     2,406
         400   Bankinter S.A....................................        26
      29,800   BCH S.A..........................................       937
       1,000   Corporacion Financiera Alba S.A..................       110
       3,898   Corporacion Mapfre...............................       137
       3,850   Dragados y Construcciones S.A....................       123

                                                         -----------------------
                                                                    67
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  SPAIN (CONT.)

       1,450   Empresa Nacional de Cellulosas S.A...............  $     26
      81,600   Endesa S.A.......................................     1,785
         317   Energia y Industrias Aragonesas..................         3
   (a)11,600   Ercros S.A.......................................        15
       4,000   Fomento de Construcciones y Contratas S.A........       206
      11,200   Gas Natural SDG S.A. 'E'.........................       809
       3,335   General de Aguas De Barcelona S.A................       186
      73,000   Iberdrola S.A....................................     1,185
       3,202   Immobiliaria Metropolitana Vasco Central S.A.....        94
         500   Portland Valderrivas S.A.........................        61
      23,800   Repsol S.A.......................................     1,312
   (a)12,500   Tabacalera S.A. 'A'..............................       256
      76,054   Telefonica de Espana.............................     3,516
    (a)3,145   Telefonica de Espana.............................       146
      19,900   Union Electrica Fenosa S.A.......................       256
       4,500   Uralita S.A......................................        64
      15,396   Vallehermoso S.A.................................       566
       1,550   Viscofan Industria Navarra de Envolturas
                 Celulosicas S.A................................        72
       4,363   Zardoya-Otis S.A.................................       130
                                                                  --------
                                                                    19,167
                                                                  --------
  SWEDEN (1.6%)
      21,300   ABB AB 'A'.......................................       302
       8,900   ABB AB 'B'.......................................       124
       5,100   AGA AB 'A'.......................................        80
   (a)45,600   Asticus AB.......................................       503
      42,366   Astra AB 'A'.....................................       866
      10,300   Astra AB 'B'.....................................       205
       4,250   Atlas Copco AB 'A'...............................       116
       2,100   Atlas Copco AB 'B'...............................        57
      14,000   Castellum AB.....................................       165
      55,400   Diligentia AB....................................       479
      12,500   Electrolux AB 'B'................................       215
         600   Esselte AB 'B'...................................        14
      10,900   Fastighets AB Tornet.............................       175
         100   Granges AB.......................................         2
       6,700   Hennes & Mauritz AB 'B'..........................       427
    (a)3,500   NetCom Systems AB 'B'............................       134
      37,100   Nordbanken Holding AB............................       272
      14,800   Piren AB.........................................       117
       6,000   Sandvik AB 'A'...................................       166
       2,500   Sandvik AB 'B'...................................        69
       8,100   SCA AB 'B'.......................................       210
       2,900   Securitas AB 'B'.................................       142
   (a)17,000   Skandia Forsakrings AB...........................       243
      36,200   Skandinaviska Enskilda Banken 'A'................       619
       4,000   Skanska AB 'B'...................................       179
       3,000   SKF AB 'B'.......................................        55
      20,700   Sparbanken Sverige AB 'A'........................       623
      10,450   Stora Kopparbergs Bergslags Aktiebolag...........       164
      13,400   Svenska Handelsbanken 'A'........................       622
         600   Svenska Handelsbanken 'B'........................        26
       3,400   Svenskt Stal AB 'A'..............................        52
      60,400   Telefonaktiebolaget LM Ericsson..................     1,764
       4,500   Trelleborg AB 'B'................................        59
         500   Volvo AB 'A'.....................................        15
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
      14,000   Volvo AB 'B'.....................................  $    417
       2,400   Wm-Data Ab 'B'...................................        83
                                                                  --------
                                                                     9,761
                                                                  --------
  SWITZERLAND (3.9%)
         415   ABB AG (Bearer)..................................       613
         770   Adecco S.A. (Bearer).............................       348
         240   Alusuisse-Lonza Holding AG (Registered)..........       305
          80   Banca del Gottardo 'B'...........................        58
          40   Banque Cantonale Vaudoise........................        16
      10,450   CS Holding AG (Registered).......................     2,327
         225   Georg Fischer AG (Registered)....................        88
         285   Holderbank Financiere Glarus AG (Bearer).........       363
       1,655   Nestle S.A. (Registered).........................     3,544
       2,696   Novartis AG (Registered).........................     4,489
          69   Roche Holding AG (Bearer)........................     1,023
         293   Roche Holding AG-Genusshein......................     2,879
         325   Sairgroup (Registered)...........................       107
         610   Schweizerische Rueckver (Registered).............     1,544
          80   SGS Societe Generale de Surveillance Holding S.A.
                 (Bearer).......................................       136
         215   SMH AG (Bearer)..................................       166
         170   Sulzer AG (Registered)...........................       134
         450   SwissAir AG (Registered).........................       148
    (a)8,594   UBS AG (Registered)..............................     3,198
       1,070   Union Bank of Switzerland (Registered)...........       386
         275   Valora Holding AG (Registered)...................        73
          60   Vontobel Holding AG 'B'..........................        87
       2,005   Zuerich Versicherungs-Gesellschaft
                 (Registered)...................................     1,280
                                                                  --------
                                                                    23,312
                                                                  --------
  UNITED KINGDOM (9.1%)
      52,400   Abbey National plc...............................       932
      26,150   Arjo Wiggins Appleton plc........................        88
      18,725   Associated British Foods plc.....................       177
      70,289   Barclays plc.....................................     2,028
      36,717   Bass plc.........................................       689
     115,891   B.A.T Industries plc.............................     1,161
     145,190   BG plc...........................................       840
      26,177   BICC plc.........................................        56
      49,451   Blue Circle Industries plc.......................       280
      26,105   BOC Group plc....................................       356
      41,125   Boots Co. plc....................................       682
      26,150   BPB Industries plc...............................       159
      74,772   British Aerospace plc............................       573
      44,903   British Airways plc..............................       486
      59,930   British Land Co. plc.............................       616
     218,658   British Petroleum Co. plc........................     3,192
      59,825   British Sky Broadcasting Group plc...............       430
      74,800   British Steel plc................................       165
     216,950   British Telecommunications plc...................     2,681
     127,648   BTR plc, 'B'.....................................       362
      11,156   Burmah Castrol plc...............................       199
      93,487   Cable & Wireless plc.............................     1,137
      41,160   Cadbury Schweppes plc............................       638
      72,300   Capital Shopping Centers plc.....................       487
      28,530   Caradon plc......................................        88
  (a)164,550   Centrica plc.....................................       278
      33,646   Coats Viyella plc................................        41
      26,106   Commercial Union plc.............................       487

--------------
          68
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  UNITED KINGDOM (CONT.)

      18,725   Courtaulds plc...................................  $    139
       3,722   De La Rue plc....................................        18
     126,724   Diageo plc.......................................     1,503
      19,947   Diageo plc, 'B'..................................       167
   (a)29,175   Elementis plc....................................        74
      24,590   EMI Group plc....................................       215
           1   Energy Group plc.................................        --
     108,475   General Electric plc.............................       936
   (a)44,734   GKN plc..........................................       570
     119,675   Glaxo Wellcome plc...............................     3,595
      26,140   Granada Group plc................................       481
     158,400   Grantchester Holdings plc........................       452
      44,875   Great Universal Stores plc.......................       592
   (a)28,470   Guardian Royal Exchange plc......................       167
      22,443   Hanson plc.......................................       137
      89,470   HSBC Holdings plc................................     2,170
       3,400   HSBC Holdings plc................................        86
      33,675   Imperial Chemical Industries plc.................       541
      44,888   Ladbroke Group plc...............................       247
      70,325   Land Securities plc..............................     1,088
      29,925   Lasmo plc........................................       120
      44,875   Legal & General Group plc........................       479
     227,075   Lloyds TSB Group plc.............................     3,180
    (a)7,485   Lonrho Africa plc................................         9
    (a)7,485   Lonrho Africa plc................................        35
     130,875   Marks & Spencer plc..............................     1,192
      22,475   MEPC plc.........................................       198
      52,400   National Power plc...............................       494
       6,800   National Westminster Bank plc....................       122
      30,693   Peninsular & Oriental Steam Navigation Co........       442
      56,053   Pilkington plc...................................       103
      74,809   Prudential Corp. plc.............................       986
      34,463   Rank Group plc...................................       189
      51,925   Reed International plc...........................       470
      55,120   Reuters Holdings plc.............................       631
      22,475   Rexam plc........................................        98
      45,035   Rio Tinto Corp. plc (Registered).................       508
      11,200   RMC Group plc....................................       194
      52,412   Royal & Sun Alliance Insurance Group plc.........       542
       4,800   Royal Bank of Scotland Group plc.................        54
      22,079   Royal Bank of Scotland plc.......................       383
      33,640   Safeway plc......................................       220
      59,797   Sainsbury (J) plc................................       533
      11,175   Schroders plc....................................       289
      37,418   Scottish Power plc...............................       328
      74,800   Sears plc........................................        66
      22,726   Sedgwick Group plc...............................        49
      18,725   Slough Estates plc...............................       107
     192,871   SmithKline Beecham plc...........................     2,356
      18,701   Southern Electric plc............................       169
       3,900   Standard Chartered plc...........................        44
      52,385   Tarmac plc.......................................        94
      29,879   Taylor Woodrow plc...............................       100
      71,067   Tesco plc........................................       694
      26,194   Thames Water plc.................................       477
      17,463   Thorn plc........................................        71
      18,691   TI Group plc.....................................       142
       2,000   Unilever N.V. - New York Shares..................       158
     107,150   Unilever plc.....................................     1,142
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
      26,148   United Utilities plc.............................  $    381
     123,417   Vodafone Group plc...............................     1,567
     382,300   Wates City of London Properties plc..............       626
      33,675   Zeneca Group plc.................................     1,446
                                                                  --------
                                                                    53,974
                                                                  --------
  UNITED STATES (37.5%)
         100   AAR Corp.........................................         3
      12,600   Abbott Laboratories..............................       515
    (a)1,000   Access Health, Inc...............................        25
    (a)1,900   AccuStaff, Inc...................................        59
      (a)900   Action Performance Cos., Inc.....................        29
    (a)1,300   ACX Technologies, Inc............................        28
       4,300   Adobe Systems, Inc...............................       182
    (a)1,700   Advanced Fibre Communications, Inc...............        68
    (a)2,400   Advanced Lighting Technologies, Inc..............        56
       6,500   Aeroquip-Vickers, Inc............................       379
    (a)1,500   Affiliated Computer Services, Inc., 'A'..........        58
       1,700   A.H. Ahmanson & Co...............................       121
       3,500   A.H. Belo Corp., 'A'.............................        85
         100   Air Express International Corp...................         3
       3,200   Air Products & Chemicals, Inc....................       128
       3,000   Airborne Freight Corp............................       105
    (a)7,300   Airtouch Communications, Inc.....................       427
       2,200   Albany International Corp,. 'A'..................        53
       1,300   Albertson's, Inc.................................        67
         500   Alcan Aluminum Ltd...............................        14
      12,700   Allegheny Teledyne, Inc..........................       291
      12,000   Allied Signal, Inc...............................       532
    (a)1,700   Allied Waste Industries, Inc.....................        41
       2,000   Allmerica Financial Corp.........................       130
      15,800   Allstate Corp....................................     1,447
      15,900   Alltel Corp......................................       739
       1,400   Alumax, Inc......................................        65
       8,500   Aluminum Co. of America..........................       560
    (a)2,300   Alza Corp., 'A'..................................        99
       3,300   AMBAC Financial Group, Inc.......................       193
         800   AmerUs Life Holdings, Inc. 'A'...................        26
    (a)3,200   AmeriCredit Corp.................................       114
    (a)2,300   America West Holdings Corp., 'B'.................        66
      15,500   American Express Co..............................     1,767
         500   American General Corp............................        36
       6,600   American Greeting Corp., 'A'.....................       336
      37,300   American Home Products Corp......................     1,930
      13,000   American International Group, Inc................     1,898
    (a)1,700   American Power Conversion Corp...................        51
      47,700   American Telephone & Telegraph Co................     2,725
       4,800   American Water Works, Inc........................       149
      (a)400   Amerisource Health Corp., 'A'....................        26
      21,400   Ameritech Corp...................................       960
    (a)2,200   Amgen, Inc.......................................       144
      22,500   Amoco Corp.......................................       937
       8,000   AMP, Inc.........................................       275
      (a)400   Amphenol Corp, 'A'...............................        16
    (a)6,000   AMR Corp.........................................       499
       2,400   Anadarko Petroleum Corp..........................       161
    (a)6,200   Andrew Corp......................................       112
       2,700   Anheuser-Busch Cos., Inc., 'A'...................       127
    (a)4,800   Anixter International, Inc.......................        91
       1,200   Apache Corp......................................        38
      (a)500   Apollo Group, Inc., 'A'..........................        17

                                                         -----------------------
                                                                    69
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  UNITED STATES (CONT.)

    (a)5,300   Apple Computer, Inc..............................  $    152
    (a)1,000   Applied Graphics Technologies, Inc...............        46
   (a)11,400   Applied Material, Inc............................       336
       1,900   Applied Power, Inc., 'A'.........................        65
   (a)59,800   Armco, Inc.......................................       381
       5,300   Armstrong World Industries, Inc., 'B'............       357
       1,900   Arrow International, Inc.........................        52
    (a)1,400   ATMI, Inc........................................        21
    (a)1,200   Arterial Vascular Engineering, Inc...............        43
       1,600   Arvin Industries, Inc............................        58
      (a)700   Aspect Development, Inc..........................        53
    (a)1,100   Aspen Technologies, Inc..........................        56
       7,296   Associates First Capital Corp., 'A'..............       561
       6,900   Autodesk, Inc....................................       267
       1,500   Automatic Data Processing, Inc...................       109
      (a)200   Autozone, Inc....................................         6
       4,800   Avon Products, Inc...............................       372
       9,700   Baker Hughes, Inc................................       335
      22,700   Banc One Corp....................................     1,267
         400   Bandag, Inc......................................        16
       5,800   Bank of New York Co., Inc........................       352
      24,200   BankAmerica Corp.................................     2,092
      12,600   BankBoston Corp..................................       701
         200   Bankers Trust New York Corp......................        23
       2,000   Banta Corp.......................................        62
       2,900   Bausch & Lomb, Inc...............................       145
      12,500   Baxter International, Inc........................       673
    (a)2,600   BEC Energy.......................................       108
      15,600   Becton & Dickinson & Co..........................     1,211
       9,400   Bell Atlantic Corp...............................       429
      24,000   BellSouth Corp...................................     1,611
       6,800   Bemis Co., Inc...................................       278
    (a)2,500   Berg Electronics Corp............................        49
       1,100   Bergen Brunswig Corp., 'A'.......................        51
    (a)2,300   Best Buy Co., Inc................................        83
       8,400   Bestfoods........................................       488
   (a)35,200   Bethlehem Steel Corp.............................       438
    (a)4,600   Beverly Enterprises, Inc.........................        64
    (a)1,800   Billing Concepts Corp............................        28
       2,400   Bindley Western Industries, Inc..................        79
    (a)1,100   Biogen, Inc......................................        54
       1,800   Biomet, Inc......................................        60
    (a)1,300   BISYS Group, Inc.................................        53
    (a)3,400   BJ Services Co...................................        99
       1,100   Black & Decker Corp..............................        67
    (a)1,100   Blyth Industries, Inc............................        37
      21,900   Boeing Co........................................       976
    (a)2,000   Borders Group, Inc...............................        74
       2,000   Borg-Warner Automotive, Inc......................        96
       1,800   Boston Edison Co.................................        75
    (a)1,600   Boston Scientific Corp...........................       115
       1,900   Briggs & Stratton Corp...........................        71
    (a)3,000   Brightpoint, Inc.................................        43
    (a)5,700   Brinker International, Inc.......................       110
      31,200   Bristol-Myers Squibb Co..........................     3,586
    (a)2,700   Broderbund Software, Inc.........................        62
       3,400   Brown-Forman Corp., 'B'..........................       218
       2,700   Brunswick Corp...................................        67
    (a)1,200   Budget Group, Inc., 'A'..........................        38
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      SHARES                                                         (000)
--------------------------------------------------------------------------
    (a)6,000   Buffets, Inc.....................................  $     94
    (a)7,000   Burlington Industries, Inc.......................        98
       8,600   Burlington Northern Railroad Co..................       844
       2,200   Burlington Resources, Inc........................        95
       1,100   C&D Technology, Inc..............................        64
    (a)1,400   CACI International, Inc., 'A'....................        29
    (a)5,400   California Energy Company, Inc...................       162
    (a)1,700   California Microwave, Inc........................        30
      (a)900   Cambridge Tech Partner, Inc......................        49
       6,600   Campbell Soup Co.................................       351
      (a)900   Canandaigua Brands, Inc., 'A'....................        44
       2,700   Capital One Financial Corp.......................       335
       1,700   Cardinal Health, Inc.............................       159
       4,200   Carlisle Cos., Inc...............................       181
       3,700   Case Corp........................................       179
      17,200   Caterpillar, Inc.................................       909
       3,600   CBS, Inc.........................................       114
      (a)600   CDW Computer Centers, Inc........................        30
    (a)1,800   Cendant Corp.....................................        38
       1,100   Centex Construction Products, Inc................        42
       3,000   Centex Corp......................................       113
      (a)300   Centocor, Inc....................................        11
         700   Central & South West Corp........................        19
       1,700   Central Parking Corp.............................        79
       2,400   Centura Banks, Inc...............................       150
    (a)1,600   Chancellor Media Corp., 'A'......................        79
      35,000   Chase Manhattan Corp.............................     2,642
      22,000   Chevron Corp.....................................     1,827
      37,000   Chrysler Corp....................................     2,086
    (a)2,700   CHS Electronics, Inc.............................        48
       6,700   Chubb Corp.......................................       539
    (a)1,400   CIBER, Inc.......................................        53
      10,200   CIGNA Corp.......................................       704
       9,800   Cincinnati Milacron, Inc.........................       238
         300   Cincinnati Financial Corp........................        12
      10,700   Cinergy Corp.....................................       374
       3,200   Cintas Corp......................................       163
       1,000   Circuit City Stores-Circuit City Group...........        47
   (a)13,300   Cisco Systems, Inc...............................     1,224
    (a)2,100   Citation Corp....................................        42
      13,200   Citicorp.........................................     1,970
    (a)1,000   Citrix Systems, Inc..............................        68
         700   CKE Restaurants, Inc.............................        29
      (a)500   Clear Channel Communications, Inc................        55
       2,000   Clorox Co........................................       191
         700   CMAC Investment Corp.............................        43
       5,000   Coastal Corp.....................................       349
      59,600   Coca-Cola Co.....................................     5,096
       2,600   Colgate Palmolive Co.............................       229
    (a)4,600   Coltec Industries, Inc...........................        91
       5,550   Columbia Energy Group............................       309
       7,000   Columbia HCA/Healthcare Corp.....................       204
       1,100   Comair Holdings, Inc.............................        34
      10,800   Comdisco, Inc....................................       205
       3,000   Comerica, Inc....................................       199
       2,100   Commercial Federal Corp..........................        66
       1,000   Commercial Metals Co.............................        31
    (a)1,700   CompUSA, Inc.....................................        31
      42,417   Compaq Computer Corp.............................     1,204
      17,300   Computer Associates International, Inc...........       961

--------------
          70
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  UNITED STATES (CONT.)

       2,300   Computer Sciences Corp...........................  $    147
    (a)2,700   Comverse Technology, Inc.........................       140
    (a)1,900   Concord EFS, Inc.................................        50
       1,500   Conseco, Inc.....................................        70
       4,700   Consolidated, Inc................................       128
    (a)1,100   Consolidated Graphics, Inc.......................        65
      (a)300   Consolidated Stores Corp.........................        11
       5,100   Cooper Industries, Inc...........................       280
       1,400   Cordant Technologies, Inc........................        65
       1,300   Corning, Inc.....................................        45
    (a)1,400   Cort Business Services Corp......................        44
    (a)2,800   Costco Cos., Inc.................................       177
       3,800   Countrywide Credit Industries, Inc...............       193
       1,300   C.R. Bard, Inc...................................        50
       1,700   Crompton & Knowles Corp..........................        43
       2,000   Crown Cork & Seal, Inc...........................        95
       3,100   CSX Corp.........................................       141
       1,100   Cullen/Frost Bankers, Inc........................        60
         300   Cummins Engine...................................        15
       1,600   CVS Corp.........................................        62
    (a)2,000   Cytec Industries, Inc............................        88
       1,100   Dallas Semiconductor Corp........................        34
       4,900   Dana Corp........................................       262
         800   Danaher Corp.....................................        29
      12,000   Darden Restaurants, Inc..........................       190
      12,000   Dayton Hudson Corp...............................       582
       1,600   Dean Foods Co....................................        88
      20,400   Deere & Co.......................................     1,079
       3,400   Del Webb Corp....................................        88
   (a)10,900   Dell Computer Corp...............................     1,012
    (a)1,326   Delphi Financial Group, Inc., 'A'................        75
       4,000   Delta Airlines, Inc..............................       517
      15,400   Deluxe Corp......................................       552
         400   Diebold, Inc.....................................        12
       1,600   Digital Microwave Corp...........................        12
       1,300   Dillards, Inc. 'A'...............................        54
      12,800   Dime Bancorp, Inc................................       383
    (a)1,650   Dollar Tree Stores, Inc..........................        67
       7,000   Dominion Resources, Inc..........................       285
       4,800   Dow Jones & Co., Inc.............................       268
      18,200   DPL, Inc.........................................       330
       3,800   D.R. Horton, Inc.................................        79
    (a)2,500   Dress Barn, Inc..................................        62
      12,700   Dresser Industries, Inc..........................       560
    (a)1,700   DST Systems, Inc.................................        95
      25,500   Du Pont (EI) de Nemours Co.......................     1,903
    (a)1,100   DuPont Photomasks, Inc...........................        38
       5,200   Duke Power Co....................................       308
      11,600   Dun & Bradstreet Corp............................       419
    (a)1,000   Dura Pharmaceuticals, Inc........................        22
       4,900   Eastern Enterprises..............................       210
         800   Eastman Chemical Co..............................        50
       2,600   Eastman Kodak Co.................................       190
         200   Eaton Corp.......................................        16
       3,300   Ecolab, Inc......................................       102
       9,900   Edison International.............................       293
       2,400   Electronics for Imaging, Inc.....................       130
      19,800   Eli Lilly & Co...................................     1,308
   (a)18,100   EMC Corp.........................................       811
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      SHARES                                                         (000)
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       8,400   Emerson Electric Co..............................  $    507
       1,700   Energen Corp.....................................        34
       2,500   Energy East Corp.................................       104
       8,600   Engelhard Corp...................................       174
       6,000   Enron Corp.......................................       324
       8,800   Entergy Corp.....................................       253
      (a)900   Etec Systems, Inc................................        32
       2,700   Ethan Allen Interiors, Inc.......................       135
      (a)900   Extended Stay America, Inc.......................        10
      15,600   Exxon Corp.......................................     1,112
    (a)1,255   EVI Weatherford, Inc.............................        47
       1,500   E.W. Blanch Holdings, Inc........................        55
    (a)2,500   Fairfield Communities, Inc.......................        48
       9,800   Family Dollar Stores, Inc........................       181
      20,900   Fannie Mae.......................................     1,270
    (a)1,500   FDX Corp.........................................        94
      (a)900   Federated Department Stores......................        48
       3,200   Fingerhut Cos., Inc..............................       106
       3,100   FINOVA Group, Inc................................       176
       1,100   First Chicago NBD Corp...........................        97
       1,800   First Colorado Bancorp, Inc......................        50
         300   First Commercial Corp............................        21
       1,900   First Security Corp..............................        41
      32,900   First Union Corp. (N.C.).........................     1,916
    (a)1,400   FirstFed Financial Corp..........................        73
       3,900   FirstEnergy Corp.................................       120
      10,700   Fleet Financial Group, Inc.......................       893
       1,400   Fleetwood Enterprises, Inc.......................        56
       6,400   Florida Progress Corp............................       263
       4,500   Flowers Industries, Inc..........................        92
       1,400   Flowserve Corp...................................        34
       6,600   Fluor Corp.......................................       337
    (a)3,100   Foodmaker, Inc...................................        52
    (a)3,500   FORE Systems, Inc................................        93
      27,500   Ford Motor Co....................................     1,623
    (a)1,200   Forest Laboratories, Inc. 'A'....................        43
       5,800   Fort James Corp..................................       258
      12,800   Fortune Brands, Inc..............................       492
      11,200   Foster Wheeler Corp..............................       240
      10,400   FPL Group, Inc...................................       655
         300   Franklin Resources, Inc..........................        16
      (a)900   Fred Meyer, Inc..................................        38
      11,100   Freddie Mac......................................       522
       8,500   Freeport McMoran Copper Corp., 'B'...............       129
         800   Fremont General Corp.............................        43
    (a)2,400   Fruit of the Loom................................        80
    (a)2,100   Furniture Brands International, Inc..............        59
      12,300   Gannett Co., Inc.................................       874
       7,200   Gap, Inc.........................................       444
    (a)1,800   Gateway 2000, Inc................................        91
       2,800   General Cable Corp...............................        81
    (a)2,000   General Cigar Holdings, Inc......................        20
       1,600   General Dynamics Corp............................        74
      63,400   General Electric Co..............................     5,769
         500   General Mills, Inc...............................        34
      10,700   General Motors Corp..............................       715
    (a)1,700   General Nutrition Cos., Inc......................        53
       2,300   General RE Corp..................................       583
       1,500   General Signal Corp..............................        54
    (a)1,300   Genesis Health Ventures, Inc.....................        33

                                                         -----------------------
                                                                    71
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  UNITED STATES (CONT.)

    (a)3,800   Gentex Corp......................................  $     69
       2,000   Genzyme Corp.....................................        51
       3,500   Georgia Gulf Corp................................        80
       1,100   Georgia-Pacific Corp.............................        65
      12,300   Gillette Co......................................       697
       3,200   Gleason Corp.....................................        90
    (a)1,600   Golden State Bancorp, Inc........................        48
         500   Golden West Financial Corp.......................        53
      21,100   Goodrich (B.F.) Co...............................     1,047
    (a)1,300   Goody's Family Clothing, Inc.....................        71
       4,200   Goodyear Tire & Rubber Co........................       271
      13,500   GPU, Inc.........................................       510
       1,400   Graco, Inc.......................................        49
       1,200   Great Lakes Chemical Corp........................        47
      32,900   GTE Corp.........................................     1,830
       2,100   Guidant Corp.....................................       150
       2,500   Guilford Mills, Inc..............................        50
    (a)1,000   Ha-Lo Industries, Inc............................        31
      12,200   Halliburton Co...................................       544
       3,100   Hannaford Brothers Co............................       136
      (a)700   Harrah's Entertainment, Inc......................        16
      11,100   Harris Corp......................................       496
       5,900   Harte-Hanks Communications, Inc..................       152
      11,700   Hartford Financial Services Group................     1,338
         600   Hartford Life, Inc. 'A'..........................        34
       2,400   HBO & Co.........................................        85
    (a)1,800   Heartland Express, Inc...........................        36
       8,200   Helmerich & Payne, Inc...........................       182
      10,500   Hercules, Inc....................................       432
       4,200   Herman Miller, Inc...............................       102
       5,300   Hershey Foods Corp...............................       366
       1,000   Hertz Corp. 'A'..................................        44
      26,500   Hewlett-Packard Co...............................     1,587
       3,300   Hibernia Corp., 'A'..............................        67
       5,400   Hilton Hotels Corp...............................       154
      25,700   Home Depot, Inc..................................     2,135
         100   Honeywell, Inc...................................         8
         800   Household International, Inc,....................        40
       4,300   Houston Industries, Inc..........................       133
       1,200   Hubco, Inc.......................................        43
       4,800   Huntington Bancshares, Inc.......................       161
    (a)1,100   Hyperion Software Corp...........................        31
       2,200   IKON Office Solutions, Inc.......................        32
    (a)1,000   Imation Corp.....................................        17
       4,100   Impac Mortgage Holdings, Inc.....................        64
       2,300   Inland Steel Industries, Inc.....................        65
       4,700   INMC Mortgage Holdings, Inc......................       107
    (a)1,900   Input/Output, Inc................................        34
      37,900   Intel Corp.......................................     2,809
       4,200   Interface, Inc...................................        85
    (a)3,300   Interim Services, Inc............................       106
      22,800   International Business Machines Corp.............     2,618
      (a)700   International Network Services...................        29
       9,600   Interpublic Group of Cos., Inc...................       583
       1,300   Interstate Bakeries Corp.........................        43
    (a)2,000   Intuit, Inc......................................       122
       4,300   IPALCO Enterprises, Inc..........................       191
       4,700   ITT Industries, Inc..............................       176
       8,500   J.C. Penney Co., Inc.............................       615
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
       2,100   Jefferson-Pilot Corp.............................  $    122
      34,500   John H. Harland Co...............................       584
      37,600   Johnson & Johnson................................     2,773
      11,400   Johnson Controls, Inc............................       652
    (a)4,200   Jones Apparel Group, Inc.........................       154
      22,500   Jostens, Inc.....................................       537
       2,000   Kansas City Southern Industries, Inc.............        99
       4,000   Kaufman and Broad Home Corp......................       127
       1,800   Kaydon Corp......................................        64
    (a)1,100   Keane, Inc.......................................        62
         800   Kerr-McGee Corp..................................        46
      19,600   KeyCorp..........................................       698
      13,100   Kimberly-Clark Corp..............................       601
    (a)5,200   King World Productions, Inc......................       133
      (a)100   KLA-Tencor Corp..................................         3
    (a)4,900   Kmart Corp.......................................        94
       8,500   Knight Ridder, Inc...............................       468
       5,300   Kuhlman Corp.....................................       210
       1,700   La Quinta Inns, Inc..............................        36
    (a)1,800   Legato Systems, Inc..............................        70
       4,700   Lehman Brothers Holdings, Inc....................       365
       4,200   Lennar Corp......................................       124
    (a)1,400   Level One Communications, Inc....................        33
    (a)2,800   Lexmark International Group, Inc.................       171
    (a)2,300   Linens 'n Things, Inc............................        70
      (a)500   Litton Industries, Inc...........................        29
       5,800   Lockheed Martin Corp.............................       614
       3,200   Longs Drug Stores, Inc...........................        92
       7,400   Lowe's Cos., Inc.................................       300
    (a)1,400   LSI Logic Corp...................................        32
       8,100   LTV Corp.........................................        77
       1,800   Lubrizol Corp....................................        54
      21,000   Lucent Technologies, Inc.........................     1,747
       4,200   Lyondell Petrochemical Co........................       128
       1,000   Magna Group, Inc.................................        56
       6,000   Mallinckrodt, Inc................................       178
      20,600   Manor Care, Inc..................................       792
       2,550   Marsh & McLennan Cos., Inc.......................       154
         400   Martin Marietta Corp.............................        18
       3,300   MascoTech, Inc...................................        79
         900   Mattel, Inc......................................        38
       3,800   May Department Stores Co.........................       249
       8,300   Maytag Corp......................................       410
       6,200   MBIA, Inc........................................       464
       2,200   MBNA Corp........................................        73
         900   McClatchy Newspapers, Inc........................        31
       6,600   McDermott International, Inc.....................       227
      32,800   McDonald's Corp..................................     2,263
       6,900   McGraw-Hill Cos., Inc............................       563
       2,500   MCI Communications Corp..........................       145
       4,200   MCN Corp.........................................       104
       2,100   MDU Resources Group..............................        75
       6,100   Mead Corp........................................       194
    (a)3,000   Medquist, Inc....................................        87
       6,900   Medtronic, Inc...................................       440
       2,000   Mellon Bank Corp.................................       139
         300   Mercantile Stores Co., Inc.......................        24
      22,000   Merck & Co., Inc.................................     2,942
       7,000   Mercury General Corp.............................       451
       5,500   Meredith Corp....................................       258

--------------
          72
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  UNITED STATES (CONT.)

       2,366   Meritor Automotive, Inc..........................  $     57
      14,000   Merrill Lynch & Co., Inc.........................     1,291
       1,200   Metris Cos., Inc.................................        76
   (a)62,400   Microsoft Corp...................................     6,763
           1   Midas, Inc.......................................        --
    (a)1,500   Midway Games, Inc................................        23
    (a)2,350   Midwest Express Holdings.........................        85
       3,000   Millenium Chemicals, Inc.........................       102
       4,300   Minnesota Mining & Manufacturing Co..............       353
      19,300   Mobil Corp.......................................     1,479
       7,900   Monsanto.........................................       441
       8,500   Montana Power Co.................................       295
       7,600   Motorola, Inc....................................       399
       4,700   Mylan Laboratories, Inc..........................       141
    (a)3,100   Nabors Industries, Inc...........................        61
      10,200   National City Corp...............................       724
       5,500   National Commerce Bancorp........................       230
       1,000   National Data Corp...............................        44
       2,200   National Service Industries, Inc.................       112
      28,300   NationsBank Corp.................................     2,165
       1,800   Nationwide Financial Services, Inc., Class A.....        92
    (a)2,400   Nautica Enterprises, Inc.........................        64
   (a)13,800   Navistar International Corp......................       398
    (a)1,200   NBTY, Inc........................................        22
    (a)1,600   Neiman Marcus Group, Inc.........................        69
       2,200   New Century Energies, Inc........................       100
         700   New York State Electric & Gas Corp...............        29
       3,100   New York Times Co., 'A'..........................       246
       1,100   Newell Co........................................        55
       5,400   Newmont Mining Corp..............................       128
    (a)4,500   Newpark Resources, Inc...........................        50
         800   Newport News Shipbuilding, Inc...................        21
       1,800   Nicor, Inc.......................................        72
    (a)1,800   Nine West Group, Inc.............................        48
       6,800   Nipsco Industries, Inc...........................       190
    (a)3,000   Noble Drilling Corp..............................        72
         400   Nordstrom, Inc...................................        31
       8,800   Northern Telecom Ltd.............................       499
       1,300   Northrop Grumman Corp............................       134
       6,100   Norwest Corp.....................................       228
    (a)6,800   Novacare Corp....................................        80
   (a)10,900   Novell, Inc......................................       139
    (a)1,000   Nu Skin Enterprises, Inc.........................        20
       1,900   Nucor Corp.......................................        87
       8,400   Occidental Petroleum Corp........................       227
    (a)1,700   Ocean Energy, Inc................................        33
    (a)4,900   Office Depot, Inc................................       155
    (a)3,400   OfficeMax, Inc...................................        56
       2,520   Old Kent Financial Corp..........................        91
       7,050   Old Republic International Corp..................       207
       2,400   Olin Corp........................................       100
         800   Omnicon Group, Inc...............................        40
   (a)18,400   Oracle System Corp...............................       452
    (a)1,100   Orbital Sciences Corp............................        41
      (a)100   O'Reilly Automotive, Inc.........................         4
       2,700   Orion Capital Corp...............................       151
    (a)1,900   Owens-Illinois, Inc..............................        85
       2,600   PACCAR, Inc......................................       136
         800   PacifiCorp.......................................        18
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
      (a)600   Palm Harbor Homes, Inc...........................  $     26
      (a)300   Parametric Technology Co.........................         8
         670   Patriot American Hospitality, Inc. REIT..........        16
    (a)4,900   Patterson Energy, Inc............................        48
    (a)1,100   Payless ShoeSource, Inc..........................        81
      53,200   Peco Energy Co...................................     1,553
       9,500   Pennzoil Co......................................       481
       1,200   Peoples Energy Corp..............................        46
      30,700   PepsiCo, Inc.....................................     1,264
       2,300   Perkin-Elmer Corp................................       143
      37,400   Pfizer, Inc......................................     4,065
       3,400   PG&E Corp........................................       107
       1,300   Pharmacia & Upjohn, Inc..........................        60
      91,900   Philip Morris Cos., Inc..........................     3,619
       3,400   Phillips-Van Heusen Corp.........................        50
       2,700   Pier 1 Imports, Inc..............................        64
       9,600   Pinnacle West Capital Corp.......................       432
    (a)1,700   Platinum Technology, Inc.........................        49
    (a)1,100   PMC-Sierra, Inc..................................        52
       2,700   Polaroid Corp....................................        96
    (a)1,600   Policy Management Systems Corp...................        63
       7,200   PP&L Resources, Inc..............................       163
    (a)1,900   Premiere Technologies, Inc.......................        16
      (a)700   Primark Corp.....................................        22
    (a)5,200   Prime Hospitality Corp...........................        91
      45,500   Procter & Gamble Co..............................     4,143
    (a)1,700   Profitt's Inc....................................        69
         300   Progressive Corp.................................        42
    (a)2,690   Promus Company, Inc..............................       104
       2,100   Protective Life Corp.............................        77
       2,100   Provident Companies, Inc.........................        72
       3,800   Providian Financial Corp.........................       299
       3,800   Public Service Co. of New Mexico.................        86
      10,000   Public Service Enterprise Group, Inc.............       344
       8,800   Pulte Corp.......................................       263
    (a)3,100   Quintiles Transnational Corp.....................       152
    (a)3,000   Quorum Health Group, Inc.........................        80
    (a)3,400   R & B Falcon Corp................................        77
       3,400   Ralston-Ralston Purina Group.....................       397
      12,400   Raychem Corp.....................................       367
       3,800   Rayonier, Inc....................................       175
       5,300   Raytheon Co., 'B'................................       313
       3,700   Readers Digest Association, Inc., 'A'............       100
    (a)3,800   Reebok International Ltd.........................       105
       3,700   Regis Corp.......................................       109
       8,600   Reliastar Financial Corp.........................       413
       5,800   Republic New York Corp...........................       365
       2,100   Resource Bancshares Mortgage Group, Inc..........        39
      (a)800   Rexall Sundown, Inc..............................        28
       3,100   Reynolds & Reynolds Co. 'A'......................        56
    (a)3,200   Rio Hotel & Casino, Inc..........................        60
    (a)2,900   Robert Half International, Inc...................       162
       4,100   Rochester Gas & Electric Corp....................       131
       4,700   Rockwell International Corp......................       226
       2,700   Rohm & Haas Co...................................       281
       3,700   Rollins Truck Leasing Corp.......................        46
    (a)2,300   Romac International, Inc.........................        70
       2,200   Roper Industries, Inc............................        57
       2,000   Ross Stores, Inc.................................        86
    (a)5,400   Rowan Cos., Inc..................................       105

                                                         -----------------------
                                                                    73
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  UNITED STATES (CONT.)

       3,400   Rubbermaid, Inc..................................  $    113
       2,700   Ruby Tuesday, Inc................................        42
    (a)1,300   Rural/Metro Corp.................................        17
       2,000   Russell Corp.....................................        60
       1,900   Ryder Systems, Inc...............................        60
       1,700   Ryland Group, Inc................................        45
       4,200   SAFECO Corp......................................       191
      (a)900   Sapient Corp.....................................        47
      20,300   Sara Lee Corp....................................     1,136
      20,398   SBC Communications, Inc..........................       816
       5,500   Schering-Plough Corp.............................       504
       4,600   Schlumberger Ltd.................................       314
         200   Schwab (Charles) Corp............................         7
       5,600   Scientific-Atlanta, Inc..........................       142
    (a)1,000   Seagate Technology, Inc..........................        24
    (a)1,200   Sealed Air Corp..................................        44
      15,400   Sears, Roebuck & Co..............................       940
    (a)7,368   Sempra Energy....................................       204
       2,100   Service Corp. International......................        90
       2,100   Shared Medical Systems Corp......................       154
    (a)1,600   Showbiz Pizza Time, Inc..........................        65
    (a)2,000   Siebel Systems, Inc..............................        65
    (a)4,000   Silicon Valley Bancshares........................       142
    (a)1,100   Smith International, Inc.........................        38
       2,700   Snap-On, Inc.....................................        98
      (a)800   Snyder Communications, Inc.......................        35
      (a)900   Sofamor Danek Group, Inc.........................        78
    (a)4,350   Sonic Corp.......................................        97
       4,750   Sonoco Products Co...............................       144
       2,500   Sotheby's Holdings, Inc. 'A'.....................        56
      21,800   Southern Co......................................       604
       3,200   Southern New England Telecommunications Corp.....       210
         800   Southwest Airlines Co............................        24
         300   Springs Industries, Inc. 'A'.....................        14
       3,900   Sprint Corp......................................       275
      (a)300   SPX Corp.........................................        19
       3,966   St. Paul Cos., Inc...............................       167
       1,400   St. John Knits, Inc..............................        54
    (a)1,100   St. Jude Medical, Inc............................        41
    (a)1,900   Staffmark, Inc...................................        70
      (a)900   Starbucks Corp...................................        48
       1,300   State Auto Financial Corp........................        41
       1,300   StateStreet Corp.................................        90
    (a)3,100   Station Casinos, Inc.............................        46
      (a)900   Steris Corp......................................        57
    (a)1,400   Sterling Commerce, Inc...........................        68
    (a)3,200   Sterling Software, Inc...........................        95
       2,900   Stewart Enterprises, Inc. 'A'....................        77
    (a)1,200   Storage Technology Corp..........................        52
      (a)900   Stratus Computer, Inc............................        23
    (a)1,200   Suburban Lodges of America.......................        18
      (a)500   Suiza Foods Corp.................................        30
      28,800   Sun Co., Inc.....................................     1,118
   (a)15,400   Sun Microsystems, Inc............................       669
      12,000   SunAmerica, Inc..................................       689
       4,600   Suntrust Banks, Inc..............................       374
      13,700   SUPERVALU Inc....................................       608
       2,400   Superior Industries International................        68
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
       1,700   Superior TeleCom, Inc............................  $     71
    (a)2,000   Sybron International Corp........................        51
    (a)3,800   Symantec Corp....................................        99
       1,300   Symbol Technologies, Inc.........................        49
    (a)1,700   Synopsys, Inc....................................        78
    (a)2,800   Systems & Computer Technology Corp...............        76
         700   Tandy Corp.......................................        37
       1,400   TCA Cable TV, Inc................................        84
    (a)1,000   Tech Data Corp...................................        43
       6,600   Tektronix, Inc...................................       233
      (a)200   Tele-Communications, Inc., 'A'...................         8
   (a)11,132   Tele-Communications-TCI Ventures Group 'A'.......       223
      (a)900   Tellabs, Inc.....................................        64
       2,400   Telxon Corp......................................        78
      (a)400   Tenet Healthcare Corp............................        13
       4,500   Tenneco, Inc.....................................       171
       5,200   Texaco, Inc......................................       310
       9,200   Texas Instruments, Inc...........................       536
      10,900   Texas Utilities Co...............................       454
       5,400   Textron, Inc.....................................       387
    (a)1,750   The Buckle, Inc..................................        52
         900   Thiokol Corp.....................................        42
      11,000   Thomas & Betts Corp..............................       542
      (a)200   3Com Corp........................................         6
    (a)2,800   360 Communications Co............................        90
       1,300   Tidewater, Inc...................................        43
       1,800   Tiffany & Co.....................................        86
       4,700   TIG Holdings, Inc................................       108
       3,800   Time Warner, Inc.................................       325
       5,200   Timken Co........................................       160
      16,200   TJX Companies, Inc...............................       391
      10,000   Torchmark Corp...................................       458
    (a)1,300   Total Renal Care Holdings, Inc...................        45
      (a)500   Toys 'R' Us, Inc.................................        12
       3,800   Trans Financial, Inc.............................       218
      (a)900   Transactions Systems Architects, Inc.............        35
         900   Transatlantic Holdings, Inc......................        70
      32,100   Travelers, Inc...................................     1,946
    (a)1,500   Triad Guaranty, Inc..............................        51
         100   Tribune Co.......................................         7
      (a)400   Tricon Global Restaurants, Inc...................        13
    (a)1,900   Trigon Healthcare, Inc...........................        69
       5,100   Trinity Industries, Inc..........................       212
    (a)1,100   Triumph Group, Inc...............................        46
       7,600   Trustmark Corp...................................       167
       5,100   TRW, Inc.........................................       279
       3,000   Tupperware Corp..................................        84
      22,800   Tyco International Ltd...........................     1,436
      11,400   Unicom Corp......................................       400
       3,700   Union Carbide Corp...............................       197
       3,500   Union Pacific Corp...............................       154
         800   Union Pacific Resources Group, Inc...............        14
    (a)1,300   Uniphase Corp....................................        82
    (a)8,600   Unisys Corp......................................       243
       6,100   United Asset Management Co.......................       159
       2,200   United Illuminating Co...........................       111
    (a)1,100   United Stationers, Inc...........................        71
      14,800   United Technologies Corp.........................     1,369
       3,000   Universal Foods Corp.............................        67
    (a)2,300   Universal Health Services, Inc...................       134

--------------
          74
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  UNITED STATES (CONT.)

      (a)900   U.S. Airways Group, Inc..........................  $     71
       5,200   U.S. Bancorp.....................................       224
      (a)300   U.S. Filter Corp.................................         8
      (a)300   U.S. Foodservice, Inc............................        11
       1,700   U.S. Freightways Corp............................        56
       1,000   U.S. Industries, Inc.............................        25
       4,200   U.S. Surgical Corp...............................       192
   (a)11,200   U.S. West Communications Group...................       526
       1,900   U.S. West Media Group............................        83
       2,600   USG Corp.........................................       141
      23,300   UST, Inc.........................................       629
      18,900   USX-Marathon Group...............................       649
      31,400   USX-U.S. Steel Group, Inc........................     1,036
       4,400   UtliCorp United, Inc.............................       166
       2,100   Valspar Corp.....................................        83
    (a)3,200   Varco International, Inc.........................        63
    (a)1,300   Vencor, Inc......................................         9
       2,000   Ventas, Inc......................................        28
      (a)600   Veritas DGC, Inc.................................        30
    (a)3,600   Viacom, Inc., Class B............................       210
    (a)3,600   Viking Office Products, Inc......................       113
      (a)600   Visio Corp.......................................        29
    (a)1,900   Vitesse Semiconductor............................        59
      (a)480   Vlasic Foods International, Inc..................        10
       1,900   Vulcan Materials Co..............................       203
       2,500   Wabash National Corp.............................        64
      51,600   Wal-Mart Stores, Inc.............................     3,135
       1,100   Walgreen Co......................................        45
      15,200   Walt Disney Co...................................     1,597
      11,400   Warner-Lambert Co................................       791
       2,600   Washington Gas Light Co..........................        70
      10,500   Washington Mutual, Inc...........................       456
    (a)1,900   Waters Corp......................................       112
    (a)1,700   Watson Pharmaceuticals, Inc......................        79
       5,400   Webster Financial Corp...........................       180
       4,000   Wendy's International, Inc.......................        94
    (a)2,700   Western Digital Corp.............................        32
    (a)1,500   Westpoint Stevens, Inc...........................        50
       3,900   Weyerhaeuser Co..................................       180
       3,500   Whitman Corp.....................................        80
      (a)700   Whole Foods Market, Inc..........................        42
       2,800   Wicor, Inc.......................................        65
       2,100   Williams Cos., Inc...............................        71
      (a)500   Williams-Sonoma, Inc.............................        16
       1,200   Wolverine World Wide, Inc........................        26
    (a)6,900   Woolworth Corp...................................       132
    (a)8,300   Worldcom, Inc....................................       402
      (a)800   World Access, Inc................................        24
       3,600   Worthington Industries, Inc......................        54
    (a)8,400   W.R. Grace & Co..................................       143
       9,900   Xerox Corp.......................................     1,006
      (a)600   Yahoo!, Inc......................................        95
       3,100   York International Corp..........................       135
    (a)4,300   Zale Corp........................................       137
                                                                  --------
                                                                   223,557
                                                                  --------
TOTAL COMMON STOCKS (COST $396,708).............................   477,545
                                                                  --------
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
PREFERRED STOCKS (0.3%)
  AUSTRIA ( 0.1%)
    (a)5,528   Bank Austria AG..................................  $    449
      (a)300   Bank Austria AG..................................        14
      (a)200   EA-Generali AG...................................        40
                                                                  --------
                                                                       503
                                                                  --------
  GERMANY (0.2%)
    (a)1,076   SAP AG-Vorzug....................................       732
      (a)150   Volkswagen AG....................................       102
                                                                  --------
                                                                       834
                                                                  --------
  ITALY (0.0%)
   (a)81,550   Fiat S.p.A. (Privilegiate).......................       203
                                                                  --------
TOTAL PREFERRED STOCKS (COST $622)..............................     1,540
                                                                  --------
INVESTMENT COMPANIES (0.9%)
  UNITED STATES (0.9%)
  (g)381,900   Latin American Discovery Fund, Inc...............     3,628
   (g)70,000   Morgan Stanley Africa Investment Fund, Inc.......       831
  (g)124,800   Morgan Stanley Asia-Pacific Fund, Inc............       803
                                                                  --------
TOTAL INVESTMENT COMPANIES (COST $8,048)........................     5,262
                                                                  --------

      NO. OF
      RIGHTS
------------

RIGHTS (0.0%)
  GERMANY (0.0%)
    (a)9,200   Daimler-Benz AG..................................        10
    (a)5,557   Metro AG, expiring 7/24/98.......................        --
                                                                  --------
                                                                        10
                                                                  --------
  PORTUGAL (0.0%)
   (a)10,100   Banco Espirito Santo.............................        64
    (a)7,100   Banco Espirito Santo (Registered)................         5
                                                                  --------
                                                                        69
                                                                  --------
  SPAIN (0.0%)
    (a)8,610   Autopistas Concesionaria Espanola S.A., expiring
                 7/10/98........................................        --
                                                                  --------
  SWITZERLAND (0.0%)
    (a)3,850   Adecco S.A., expiring 7/15/98....................        --
                                                                  --------
TOTAL RIGHTS (COST $0)..........................................        79
                                                                  --------

      NO. OF
    WARRANTS
------------

WARRANTS (0.0%)
  FRANCE (0.0%)
    (a)5,623   Cie Generale des Eaux, expiring 5/2/01...........        11
        (a)5   Sodexho S.A., expiring 6/7/04....................         2
                                                                  --------
                                                                        13
                                                                  --------
  HONG KONG (0.0%)
    (a)8,950   Hong Kong and China Gas Co., Ltd., expiring
                 9/30/99........................................         1
    (a)8,400   Hysan Development Co., Ltd., expiring 4/30/99....        --
                                                                  --------
                                                                         1
                                                                  --------

                                                         -----------------------
                                                                    75
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

      NO. OF                                                         VALUE
    WARRANTS                                                         (000)
--------------------------------------------------------------------------
  ITALY (0.0%)
    (a)2,891   La Rinascente S.p.A., expiring 12/31/99..........  $      6
      (a)913   La Rinascente S.p.A., expiring 12/31/99..........         1
    (a)7,210   Mediobanca S.p.A.................................        34
                                                                  --------
                                                                        41
                                                                  --------
TOTAL WARRANTS (COST $0)........................................        55
                                                                  --------

        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------

CONVERTIBLE DEBENTURES (0.0%)
  FRANCE (0.0%)
FRF       32   Casino Guichard Perrachon 4.50%, 7/12/01.........        26
          29   Sanofi S.A. 4.00%, 1/1/00........................        39
          53   Simco S.A. 3.25%, 1/1/06.........................        52
          25   Sodexho S.A. 6.00%, 6/7/04.......................         4
                                                                  --------
                                                                       121
                                                                  --------
  ITALY (0.0%)
ITL     18,504 Mediobanca S.p.A. 4.50%, 1/1/00..................        10
                                                                  --------
  PORTUGAL (0.0%)
$      3,403   Jeronimo Martins.................................        20
                                                                  --------
TOTAL CONVERTIBLE DEBENTURES (COST $72).........................       151
                                                                  --------
TOTAL FOREIGN & U.S. SECURITIES (81.3%) (COST $405,450).........   484,632
                                                                  --------
SHORT-TERM INVESTMENT (21.0%)
  REPURCHASE AGREEMENT (21.0%)
     125,328   Chase Securities, Inc., 5.40%, dated 6/30/98, due
                 7/1/98, to be repurchased at $125,347,
                 collateralized by $95,580 U.S. Treasury Bonds,
                 10.75%, due 8/15/05, valued at $128,255 (COST
                 $125,328)......................................   125,328
                                                                  --------
TOTAL INVESTMENT IN SECURITIES (102.3%) (COST $530,778).........   609,960
                                                                  --------

      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------

FOREIGN CURRENCY (0.3%)
AUD        2   Australian Dollar................................  $      1
ATS       231  Austrian Schilling...............................        18
GBP        1   British Pound....................................         2
CAD       28   Canadian Dollar..................................        19
FRF     1,844  French Franc.....................................       305
DEM       41   German Mark......................................        23
HKD      127   Hong Kong Dollar.................................        17
HUF    1,105   Hungarian Forint.................................         5
ITL  1,599,098 Italian Lira.....................................       900
JPY     8,624  Japanese Yen.....................................        62
NOK      101   Norwegian Krone..................................        13
PTE       65   Portuguese Escudo................................         1
KRW       73   South Korean Won.................................        --
ESP       186  Spanish Peseta...................................         1
SEK     1,099  Swedish Krona....................................       138
CHF        9   Swiss Franc......................................         6
THB     1,370  Thai Baht........................................        32
                                                                  --------
TOTAL FOREIGN CURRENCY (COST $1,554)............................     1,543
                                                                  --------
TOTAL INVESTMENTS (102.6%) (COST $532,332)......................   611,503
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.6%)...................   (15,423)
                                                                  --------
NET ASSETS (100%)...............................................  $596,080
                                                                  --------
                                                                  --------

---------------

(a)   --  Non-income producing security
(g) -- The Fund is advised by an affiliate which earns a management fee as advisor to the Fund.
ADR   --  American Depositary Receipt
NCS   --  Non Convertible Shares
REIT  --  Real Estate Investment Trust

--------------
          76
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

--------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at June 30, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

  CURRENCY                               IN EXCHANGE
 TO DELIVER      VALUE    SETTLEMENT         FOR          VALUE     NET UNREALIZED
    (000)        (000)       DATE           (000)         (000)    GAIN (LOSS) (000)
-------------  ---------  -----------  ---------------  ---------  -----------------
$        133   $     133      7/1/98      ITL  235,733  $     132      $      (1)
$        100         100      7/1/98       NLG     204        100             --
$        448         448      7/1/98      SEK    3,573        448             --
$         21          21      7/1/98       GBP      13         21             --
$         81          81      7/2/98       GBP      49         81             --
JPY    8,664          63      7/2/98   $            63         63             --
$         54          54      7/2/98       NLG     110         54             --
$        160         160      7/3/98      ITL  286,262        161              1
$        116         116      7/3/98       GBP      69        116             --
$         11          11      7/6/98       GBP       7         11             --
$         84          84      7/6/98       GBP      51         84             --
$      2,379       2,379      7/9/98       DEM   4,266      2,366            (13)
$      2,374       2,374      7/9/98       DEM   4,174      2,316            (58)
$     12,903      12,903      7/9/98       DEM  22,924     12,718           (185)
DEM   1,046          580      7/9/98   $           572        572             (8)
DEM  22,924       12,718      7/9/98   $        12,892     12,892            174
$      5,906       5,906     7/15/98    ITL 10,412,222      5,861            (45)
$      5,205       5,205     7/15/98     ITL 9,216,913      5,188            (17)
ITL 1,252,034        705     7/15/98   $           696        696             (9)
ITL 1,995,313      1,123     7/15/98   $         1,109      1,109            (14)
$        258         258     7/29/98       GBP     157        262              4
$     11,855      11,855     7/29/98      GBP    7,108     11,852             (3)
GBP   7,108       11,852     7/29/98   $        11,596     11,596           (256)
$        553         553     7/31/98      FRF    3,351        555              2
$      2,526       2,526      8/4/98       MYR  10,391      2,463            (63)
MYR  4,297         1,019      8/4/98   $           953        953            (66)
MYR  6,094         1,445      8/4/98   $         1,335      1,335           (110)
$      3,528       3,528      8/6/98     ITL 6,183,349      3,482            (46)
$      2,460       2,460     8/12/98       HKD  19,142      2,461              1
$      3,459       3,459     8/12/98       HKD  26,904      3,459             --
HKD  19,142        2,461     8/12/98   $         2,464      2,464              3
HKD  26,904        3,459     8/12/98   $         3,463      3,463              4
ITL  907,150         511     8/12/98   $           509        509             (2)
$     11,158      11,158     8/14/98       DEM  19,770     10,992           (166)
DEM  19,770       10,992     8/14/98   $        11,158     11,158            166
DEM    184           102     8/14/98   $           102        102             --
$      7,067       7,067     8/17/98      FRF   41,533      6,888           (179)
$     16,387      16,387     8/17/98      GBP   10,077     16,783            396
$      4,869       4,869     8/17/98      GBP    2,987      4,975            106
FRF  41,533        6,888     8/17/98   $         6,981      6,981             93
GBP   2,987        4,975     8/17/98   $         4,902      4,902            (73)
$      1,270       1,270     8/19/98      JPY  166,805      1,212            (58)
$      1,784       1,784     8/19/98      JPY  234,221      1,702            (82)
JPY  234,221       1,702     8/19/98   $         1,687      1,687            (15)
$        631         631     8/26/98      JPY   87,474        637              6
JPY   70,206         511     8/26/98   $           526        526             15
JPY   87,474         636     8/26/98   $           654        654             18
$          2           2     8/31/98      JPY      333          2             --
$      3,127       3,127     8/31/98      JPY  437,245      3,154             27
JPY  437,245       3,154     8/31/98   $         3,440      3,440            286
JPY     323            2     8/31/98   $             2          2             --
$         10          10     9/10/98       CAD      15         10             --
$      3,483       3,483     9/10/98      JPY  481,948      3,514             31
JPY  331,541       2,417     9/10/98   $         2,427      2,427             10
JPY  481,948       3,514     9/10/98   $         3,531      3,531             17

                                                         -----------------------
                                                                    77
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

  CURRENCY                               IN EXCHANGE
 TO DELIVER      VALUE    SETTLEMENT         FOR          VALUE     NET UNREALIZED
    (000)        (000)       DATE           (000)         (000)    GAIN (LOSS) (000)
-------------  ---------  -----------  ---------------  ---------  -----------------
JPY  898,977   $   6,554     9/10/98   $         6,220  $   6,220      $    (334)
$      5,055       5,055     9/14/98       DEM   9,100      5,069             14
$     10,350      10,350     9/16/98      FRF   62,412     10,368             18
DEM   9,916        5,524     9/18/98   $         5,542      5,542             18
JPY  828,783       6,053     9/21/98   $         6,088      6,088             35
JPY  615,727       4,502     9/28/98   $         4,505      4,505              3
JPY  106,298         777     9/28/98   $           754        754            (23)
DEM   9,911        5,526     10/2/98   $         5,542      5,542             16
DEM   9,856        5,500    10/16/98   $         5,542      5,542             42
CAD   1,630        1,110    10/19/98   $         1,112      1,112              2
JPY  690,663       5,065    10/19/98   $         4,870      4,870           (195)
               ---------                                ---------          -----
               $ 231,247                                $ 230,734      $    (513)
               ---------                                ---------          -----
               ---------                                ---------          -----

--------------------------------------------------------------------------------

FUTURES CONTRACTS: At June 30, 1998, the Portfolio had futures contracts open:

                                                                                                       UNREALIZED
                                                                             AGGREGATE                APPRECIATION
                                                               NUMBER OF    FACE VALUE   EXPIRATION  (DEPRECIATION)
                                                               CONTRACTS       (000)        DATE          (000)
                                                             -------------  -----------  ----------  ---------------
PURCHASES:
DAX Index                                                             29      DEM 9,004    Sep-98       $     471
CAC 40 Index                                                         130     FRF 17,873    Sep-98             476
FTSE 100 Index                                                       175     GBP 17,174    Sep-98            (291)
MIB 30 Index                                                          64     ITL 12,016    Sep-98             280
S&P 500 Index                                                         55    $    15,813    Sep-98             (92)
SALES:
TOPIX Index                                                           25     JPY  2,118    Sep-98             (89)
Toronto Index                                                          8      CAD 1,073    Sep-98             (31)
                                                                                                            -----
                                                                                                        $     724
                                                                                                            -----
                                                                                                            -----

---------------

CAD   --  Canadian Dollar
FRF   --  French Franc
DEM   --  German Mark
GBP   --  British Pound
HKD   --  Hong Kong Dollar
ITL   --  Italian Lira
JPY   --  Japanese Yen
MYR   --  Malaysian Ringgit
NLG   --  Netherlands Guilder
SEK   --  Swedish Krona

--------------------------------------------------------------------------------

  SUMMARY OF FOREIGN & U.S. SECURITIES BY INDUSTRY CLASSIFICATION (UNAUDITED)

                                                                                     VALUE     PERCENT OF
INDUSTRY                                                                             (000)     NET ASSETS
---------------------------------------------------------------------------------  ---------  -------------
Finance..........................................................................  $ 120,588         20.2%
Consumer Products................................................................    106,881         17.9
Services.........................................................................     85,785         14.4
Capital Goods & Equipment........................................................     71,102         11.9
Energy...........................................................................     49,310          8.3
Materials........................................................................     32,151          5.4
Multi-Industry...................................................................      6,517          1.1
Technology.......................................................................      5,854          1.0
Investment Companies.............................................................      5,263          0.9
Gold Mines.......................................................................      1,181          0.2
                                                                                   ---------          ---
                                                                                   $ 484,632         81.3%
                                                                                   ---------          ---
                                                                                   ---------          ---

--------------
          78
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                            GLOBAL FIXED INCOME FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998

       FACE
     AMOUNT                                                       VALUE
      (000)                                                       (000)
-----------------------------------------------------------------------

FIXED INCOME SECURITIES (93.3%)
  AUSTRALIAN DOLLAR (7.1%)
    GOVERNMENT BONDS
 AUD    200   Government of Australia 12.00%, 11/15/01.........  $  149
        200   Government of Australia 10.00%, 2/15/06..........     158
                                                                 ------
                                                                    307
                                                                 ------
    U.S. GOVERNMENT & AGENCY OBLIGATIONS--GLOBAL
        200   Federal National Mortgage Association 6.50%,
                7/10/02........................................     127
        180   Federal National Mortgage Association 6.375%,
                8/15/07........................................     116
                                                                 ------
                                                                    243
                                                                 ------
  TOTAL AUSTRALIAN DOLLAR......................................     550
                                                                 ------
  BRITISH POUND (7.4%)
    GOVERNMENT BOND
 GBP    290   United Kingdom 8.50%, 7/16/07....................     570
                                                                 ------
  CANADIAN DOLLAR (4.4%)
    GOVERNMENT BONDS
 CAD    330   Government of Canada 8.75%, 12/1/05..............     270
         80   Government of Canada 8.00%, 6/1/23...............      73
                                                                 ------
                                                                    343
                                                                 ------
  DANISH KRONE (4.9%)
    GOVERNMENT BONDS
 DKK    800   Kingdom of Denmark 9.00%, 11/15/00...............     128
      1,500   Kingdom of Denmark 8.00%, 5/15/03................     250
                                                                 ------
                                                                    378
                                                                 ------
  FRENCH FRANC (3.5%)
    GOVERNMENT BOND
FRF   1,400   Government of France 7.25%, 4/25/06..............     270
                                                                 ------
  GERMAN MARK (20.2%)
    GOVERNMENT BONDS
  DEM   500   Deutschland Republic, 6.50%, 10/14/05............     308
        200   Deutschland Republic, 6.00%, 1/4/07..............     120
        200   Deutschland Republic, 6.25%, 1/4/24..............     125
        450   German Unity Bond 8.00%, 1/21/02.................     279
        810   Treuhandanstalt 7.50%, 9/9/04....................     519
                                                                 ------
                                                                  1,351
                                                                 ------
    CORPORATE BONDS
        150   KFW International Finance, Inc. 7.50%, 1/24/00...      87
        200   Landeskreditbank Baden-Wuerttemberg Financial
                6.63%, 8/20/03.................................     121
                                                                 ------
                                                                    208
                                                                 ------
  TOTAL GERMAN MARK............................................   1,559
                                                                 ------

       FACE
     AMOUNT                                                       VALUE
      (000)                                                       (000)
-----------------------------------------------------------------------

  ITALIAN LIRA (7.1%)
    GOVERNMENT BONDS
ITL 400,000   Buoni Poliennali Del Tesoro 10.00%, 8/1/03.......  $  278
    150,000   Buoni Poliennali Del Tesoro 9.50%, 1/1/05........     106
    230,000   Buoni Poliennali Del Tesoro 9.50%, 2/1/06........     166
                                                                 ------
  TOTAL ITALIAN LIRA...........................................     550
                                                                 ------
  JAPANESE YEN (5.2%)
    EUROBONDS
JPY  27,000   Japan Development Bank 6.50%, 9/20/01............     230
     20,000   World Bank 4.75%, 12/20/04.......................     175
                                                                 ------
  TOTAL JAPANESE YEN...........................................     405
                                                                 ------
  SWEDISH KRONA (5.4%)
    GOVERNMENT BOND
SEK   3,100   Swedish Government 6.00%, 2/9/05.................     415
                                                                 ------
  UNITED STATES DOLLAR (28.1%)
    U.S. TREASURY BONDS
$       400   8.125%, 8/15/19..................................     516
        300   6.25%, 8/15/23...................................     321
         40   7.625%, 2/15/25..................................      51
                                                                 ------
                                                                    888
                                                                 ------
    U.S. TREASURY NOTES
      1,000   7.25%, 5/15/04...................................   1,085
        201   3.625%, 1/15/08..................................     199
                                                                 ------
                                                                  1,284
                                                                 ------
  TOTAL UNITED STATES DOLLAR...................................   2,172
                                                                 ------
TOTAL FIXED INCOME SECURITIES (COST $7,162)....................   7,212
                                                                 ------
SHORT-TERM INVESTMENT (5.1%)
  REPURCHASE AGREEMENT (5.1%)
    UNITED STATES DOLLAR
        390   Chase Securities, Inc., 5.40%, dated 6/30/98 due
                7/1/98, to be repurchased at $390,
                collateralized by $305 U.S. Treasury Bonds,
                8.125%, due 5/15/21, valued at $400 (COST
                $390)..........................................     390
                                                                 ------
TOTAL INVESTMENTS IN SECURITIES (98.4%) (COST $7,552)..........   7,602
                                                                 ------
FOREIGN CURRENCY (0.1%)
ITL      40   Italian Lira.....................................      --
JPY     713   Japanese Yen.....................................       5
                                                                 ------
TOTAL FOREIGN CURRENCY (COST $5)...............................       5
                                                                 ------
TOTAL INVESTMENTS (98.5%) (COST $7,557)........................   7,607
OTHER ASSETS IN EXCESS OF LIABILITIES (1.5%)...................     119
                                                                 ------
NET ASSETS (100%)..............................................  $7,726
                                                                 ------
                                                                 ------

                                                         -----------------------
                                                                    79
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                            GLOBAL FIXED INCOME FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at June 30, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

  CURRENCY                              IN EXCHANGE
 TO DELIVER      VALUE    SETTLEMENT        FOR         VALUE     NET UNREALIZED
    (000)        (000)       DATE          (000)        (000)    GAIN (LOSS) (000)
-------------  ---------  -----------  -------------  ---------  -----------------
   DEM    450  $     250     7/13/98   $         255  $     255      $       5
   DEM    115         64     7/13/98   $          65         65              1
  SEK   1,040        130     7/14/98   $         137        137              7
$         269        269     7/16/98    JPY   37,000        268             (1)
$          38         38     7/17/98      CAD     55         37             (1)
$          20         20     7/17/98      CAD     30         20             --
   CAD    200        136     7/17/98   $         136        136             --
  ATS     500        310     7/21/98   $         312        312              2
  ATS     240        149     7/21/98   $         147        147             (2)
               ---------                              ---------            ---
               $   1,366                              $   1,377      $      11
               ---------                              ---------            ---
               ---------                              ---------            ---

---------------

ATS   --  Austrian Schilling
CAD   --  Canadian Dollar
DEM   --  German Mark
DKK   --  Danish Krone
FRF   --  French Franc
JPY   --  Japanese Yen
SEK   --  Swedish Krona

--------------
          80
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                    GOVERNMENT OBLIGATIONS MONEY MARKET FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998

      FACE                                                        AMORTIZED
    AMOUNT                                                             COST
     (000)                                                            (000)
---------------------------------------------------------------------------

U.S. TREASURY & AGENCY OBLIGATIONS (78.9%)
  FEDERAL HOME LOAN MORTGAGE ASSOCIATION DISCOUNT NOTES
  (71.8%)
$    5,650   5.45%, 8/7/98....................................    $ 5,618
    15,000   5.46%, 4/21/99...................................     14,993
    20,000   5.42%, 9/4/98....................................     19,804
                                                                -----------
                                                                   40,415
                                                                -----------
  FEDERAL FARM CREDIT BANK (3.5%)
     2,000   5.50%, 4/1/99....................................      1,999
                                                                -----------
  U.S. TREASURY NOTES (3.6%)
     2,000   5.875%, 1/31/99..................................      2,005
                                                                -----------
TOTAL U.S. TREASURY & AGENCY OBLIGATIONS (COST $44,419).......     44,419
                                                                -----------
VARIABLE RATE OBLIGATIONS (4.4%)
  FEDERAL HOME LOAN BANK (4.4%)
     2,500   5.43%, 8/18/98 (COST $2,500).....................      2,500
                                                                -----------
SHORT-TERM INVESTMENT (16.7%)
  REPURCHASE AGREEMENT (16.7%)
     9,398   J.P. Morgan Securities, Inc., 5.50%, dated
               6/30/98, due 7/1/98, to be repurchased at
               $9,399, collateralized by $9,623 U.S. Treasury
               Notes, 5.375%, 6/30/00, valued at $9,811 (COST
               $9,398)........................................      9,398
                                                                -----------
TOTAL INVESTMENTS (100.0%) (COST $56,317).....................     56,317
OTHER LIABILITIES IN EXCESS OF ASSETS (0.0%)..................        (15)
                                                                -----------
NET ASSETS (100%).............................................    $56,302
                                                                -----------
                                                                -----------

                                                         -----------------------
                                                                    81
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         HIGH YIELD & TOTAL RETURN FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998

      FACE
    AMOUNT                                                        VALUE
     (000)                                                        (000)
-----------------------------------------------------------------------

CORPORATE BONDS AND NOTES (69.9%)
  AEROSPACE & DEFENSE (2.0%)
$   (e)200   Jet Equipment Trust, Series C-1, 11.79%,
               6/15/13........................................  $   272
    (e)300   Jet Equipment Trust, Series 1995-D, 11.44%,
               11/1/14........................................      406
                                                                -------
                                                                    678
                                                                -------
  BROADCAST--RADIO & TELEVISION (6.3%)
    (e)300   AMSC Acquisition Co., Units 12.25%, 4/1/08.......      282
       530   Lenfest Communications 8.375%, 11/1/05...........      563
       350   Paramount Communications 8.25%, 8/1/22...........      370
        60   Rogers Communications, Inc. 9.125%, 1/15/06......       61
       650   Rogers Communications, Inc. 8.875%, 7/15/07......      654
    (n)335   TCI Satellite Entertainment 0.00%, 2/15/07.......      226
                                                                -------
                                                                  2,156
                                                                -------
  BUILDING MATERIALS & COMPONENTS (1.4%)
       490   American Standard Cos., Inc. 7.375%, 2/1/08......      481
                                                                -------
  CAPITAL GOODS/CONSTRUCTION (1.6%)
       540   Murrin Murrin Holdings 9.375%, 8/31/07...........      532
                                                                -------
  CHEMICALS (1.8%)
       600   ISP Holdings, Inc., Series B, 9.00%, 10/15/03....      626
                                                                -------
  COMPUTERS (0.9%)
       275   Advanced Micro Devices 11.00%, 8/1/03............      291
                                                                -------
  DIVERSIFIED (1.1%)
       375   Kmart Funding Corp. 8.80%, 7/1/10................      388
                                                                -------
  ELECTRICAL EQUIPMENT (1.8%)
       360   AES Corp. 8.50%, 11/1/07.........................      365
    (e)325   Hyundai Semiconductor 8.625%, 5/15/07............      252
                                                                -------
                                                                    617
                                                                -------
  ENERGY (1.9%)
       325   Quezon Power Ltd. 8.86%, 6/15/17.................      274
       380   Snyder Oil Corp. 8.75%, 6/15/07..................      384
                                                                -------
                                                                    658
                                                                -------
  ENTERTAINMENT & LEISURE (1.2%)
       400   Musicland Group, Inc. 9.875%, 3/15/08............      398
                                                                -------
  ENVIRONMENTAL CONTROLS (2.0%)
    (n)600   Norcal Waste Systems 13.50%, 11/15/05............      690
                                                                -------
  FINANCE (3.9%)
       410   CSC Holdings, Inc. 9.875%, 5/15/06...............      450
       275   CSC Holdings, Inc. 7.875%, 12/15/07..............      290
    (e)190   Flag Ltd. 8.25%, 1/30/08.........................      192
  (e,n)180   Fuji JGB Investments LLC 9.87%, 12/31/49.........      160
  (e,n)235   SB Treasury Co. LLC 9.40%, 12/29/49..............      234
                                                                -------
                                                                  1,326
                                                                -------
  FINANCIAL SERVICES (2.5%)
    (e)100   CEX Holdings, Inc. 9.625%, 6/1/08................      101
       150   HMC Acquisition Properties 9.00%, 12/15/07.......      165
    (n)425   PTC International Finance BV 0.00%, 7/1/07.......      292
       140   Pindo Deli Fin Mauritius 10.75%, 10/1/07.........       97
       225   Western Financial Bank 8.875%, 8/1/07............      211
                                                                -------
                                                                    866
                                                                -------
  FOOD (0.7%)
        94   Fleming Cos., Inc., Series B 10.50%, 12/1/04.....       98
    (e)150   Smithfield Foods, Inc. 7.625%, 2/15/08...........      150
                                                                -------
                                                                    248
                                                                -------

      FACE
    AMOUNT                                                        VALUE
     (000)                                                        (000)
-----------------------------------------------------------------------
  FOOD SERVICE & LODGING (1.0%)
$      335   Host Marriott Travel Plaza, 'B', 9.50%,
               5/15/05........................................  $   357
                                                                -------
  FOREST PRODUCTS & PAPER (1.4%)
       215   Asia Pulp & Paper Co., Ltd. 12.00%, 2/15/04......      150
       305   SD Warren Co., Series B, 12.00%, 12/15/04........      338
                                                                -------
                                                                    488
                                                                -------
  GAMING & LODGING (2.4%)
       445   Grand Casinos, Inc. 10.125%, 12/1/03.............      481
       320   Station Casinos, Inc. 10.125%, 3/15/06...........      357
                                                                -------
                                                                    838
                                                                -------
  HEALTH CARE SUPPLIES & SERVICES (5.1%)
        30   Columbia/HCA Healthcare, 8.125%, 8/4/03..........       31
       540   Columbia/HCA Healthcare, 6.91%, 6/15/05..........      522
       275   Columbia/HCA Healthcare, 7.69%, 6/15/25..........      264
       920   Tenet Healthcare Corp. 8.625%, 1/15/07...........      949
                                                                -------
                                                                  1,766
                                                                -------
  MULTI-INDUSTRY (9.1%)
    (e)150   AST Research, Inc. 7.45%, 10/1/02................      124
       410   Comcast Cellular Holdings 9.50%, 5/1/07..........      427
       210   Globalstar LP/Capital 11.375%, 2/15/04...........      204
       275   Hermes Europe Railtel BV 11.50%, 8/15/07.........      311
    (e)200   Hylsa SA de CV 9.25%, 9/15/07....................      188
       235   Multicanal S.A. 10.50%, 2/1/07...................      235
       325   Navistar Financial Corp., Series B, 9.00%,
               6/1/02.........................................      340
       355   Outdoor Systems, Inc., 8.875%, 6/15/07...........      370
    (e)240   RBS Participacoes S.A. 11.00%, 4/1/07............      217
    (e)200   Samsonite Corp. 10.75%, 6/15/08..................      199
       325   TV Azteca S.A. de CV, Series B 10.50%, 2/15/07...      327
    (e)200   Vencor, Inc. 9.875%, 5/1/05......................      197
                                                                -------
                                                                  3,139
                                                                -------
  PAPER (1.5%)
       500   Indah Kiat Financial Mauritius 10.00%, 7/1/07....      355
    (e)170   Norampac, Inc. 9.50%, 2/1/08.....................      173
                                                                -------
                                                                    528
                                                                -------
  PERSONAL CARE PRODUCTS (0.8%)
       260   Revlon Consumer Products 8.125%, 2/1/06..........      260
                                                                -------
  RETAIL--GENERAL (2.9%)
       500   Fred Meyer, Inc. 7.375%, 3/1/05..................      503
       550   Southland Corp. 5.00%, 12/15/03..................      478
                                                                -------
                                                                    981
                                                                -------
  SERVICES (0.7%)
       255   CB Richard Ellis Service 8.875%, 6/1/06..........      253
                                                                -------
  TECHNOLOGY (0.2%)
  (e,n)160   Rhythms Netconnections 0.00%, 5/15/08............       78
                                                                -------
  TELECOMMUNICATIONS (15.0%)
    (e)145   American Cellular Corp. 10.50%, 5/15/08..........      146
    (n)190   Dial Call Communications, Series B, 0.00%,
               12/15/05.......................................      188
  (e,n)255   Dolphin Telecommunication plc 0.00%, 6/1/08......      145
    (e)200   Globo Communications 10.50%, 12/20/06............      182
    (e)195   IXC Communications, Inc. 9.00%, 4/15/08..........      195
    (n)810   Intermedia Communications, Series B, 0.00%,
               7/15/07........................................      591
       100   Iridium LLC/Capital Corp., Series A 13.00%,
               7/15/05........................................      107
    (e)150   Lenfest Communications 7.625%, 2/15/08...........      154
    (e)155   Level 3 Communications, Inc. 9.125%, 5/1/08......      150

--------------
          82
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         HIGH YIELD & TOTAL RETURN FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

      FACE
    AMOUNT                                                        VALUE
     (000)                                                        (000)
-----------------------------------------------------------------------
  TELECOMMUNICATIONS (CONT.)
$ (e,n)425   NEXTLINK Communications, Inc. 0.00%, 4/15/08.....  $   260
    (n)440   Nextel Communications 0.00%, 8/15/04.............      427
    (n)900   Nextel Communications 0.00%, 9/15/07.............      603
    (n)400   Occidente Y Caribe 0.00%, 3/15/04................      348
    (e)195   Onepoint Communications Corp., 14.50%, 6/1/08....      183
       215   Philippine Long Distance Telephone 7.85%,
               3/6/07.........................................      193
    (e)260   Primus Telecommunications Group 9.875%, 5/15/08..      255
       100   Qwest Communications International, Series B,
               10.875%, 4/1/07................................      115
  (e,n)150   Qwest Communications International 0.00%,
               2/1/08.........................................      108
    (n)155   RCN Corp. 0.00%, 10/15/07........................      100
    (n)370   RCN Corp 0.00%, 2/15/08..........................      225
        17   RSL Communications plc 12.25%, 11/15/06..........       19
    (e)115   RSL Communications plc 9.125%, 3/1/08............      112
       150   Rogers Cantel, Inc. 8.30%, 10/1/07...............      147
     (e)55   Satelites Mexicanos S.A. 10.125%, 11/1/04........       53
    (e)180   Total Access Communications 2.00%, 5/31/06.......      140
                                                                -------
                                                                  5,146
                                                                -------
  UTILITIES (0.7%)
        65   Korea Electric Power 7.75%, 4/1/13...............       48
        90   Niagara Mohawk Power 'G' 7.75%, 10/1/08..........       92
    (n)163   Niagara Mohawk Power 'H' 0.00%, 7/1/10...........      112
                                                                -------
                                                                    252
                                                                -------
TOTAL CORPORATE BONDS AND NOTES (COST $24,029)................   24,041
                                                                -------
ASSET BACKED SECURITIES (4.8%)
  AEROSPACE & DEFENSE (0.5%)
       175   Aircraft Lease Portfolio Securitization Ltd.,
               Series 1996-1, Class D 12.75%, 6/15/06.........      174
                                                                -------
  FINANCIAL SERVICES (4.3%)
    (e)241   CA FM Lease Trust 8.50%, 7/15/17.................      253
    (e)235   Commercial Financial Services, Inc., Series
               1997-5, Class A1 7.72%, 6/15/05................      237
  (e,h)315   DLJ Mortgage Acceptance Corp., Series 1996-CF2,
               Class S, IO, 1.64%, 11/12/21...................       25
       150   DR Securitized Lease Trust, Series 1993-K1, Class
               A2 7.43%, 8/15/18..............................      139
       471   DR Securitized Lease Trust, Series 1994-K1, Class
               A1, 7.60%, 8/15/07.............................      466
       100   DR Securitized Lease Trust, Series 1994-K1, Class
               A2, 8.375%, 8/15/15............................      100
    (e)122   First Home Mortgage Acceptance Corp., Series
               1996-B, Class C, 7.93%, 11/1/18................      110
    (e)167   Long Beach Acceptance Auto Grantor Trust 1997-1,
               Class B, 14.22%, 10/26/03......................      166
                                                                -------
                                                                  1,496
                                                                -------
TOTAL ASSET BACKED SECURITIES (COST $1,578)...................    1,670
                                                                -------
FOREIGN GOVERNMENT BONDS (1.2%)
  BONDS (1.2%)
     (n)90   Republic of Argentina BOCON, Series 2, PIK,
               0.00%, 9/1/02..................................      110
    (h)328   Republic of Argentina, Series L, Floating Rate,
               6.625%, 3/31/05................................      290
                                                                -------
TOTAL FOREIGN GOVERNMENT BONDS (COST $394)....................      400
                                                                -------

                                                                  VALUE
    SHARES                                                        (000)
-----------------------------------------------------------------------

PREFERRED STOCKS (3.5%)
  ENTERTAINMENT AND LEISURE (2.5%)
       773   Time Warner, Inc., Series M, 10.25%..............  $   860
                                                                -------
  TELECOMMUNICATIONS (0.3%)
  (e)1,000   Concentric Network Corp., 13.50%.................      100
         4   IXC Communications, Inc. PIK 9.50%...............        5
                                                                -------
                                                                    105
                                                                -------
  MULTI-INDUSTRY ( 0.7%)
     2,150   Sinclair Capital, 11.625%........................      238
                                                                -------
TOTAL PREFERRED STOCKS (COST $1,123)..........................    1,203
                                                                -------

    NO. OF
     UNITS
----------

UNITS (0.3%)
  TELECOMMUNICATIONS (0.3%)
  (e,n)170   Viatel, Inc, 0.00%, 4/15/08 (COST $108)..........      102
                                                                -------

    NO. OF
  WARRANTS
----------

WARRANTS (0.1%)
  TELECOMMUNICATIONS (0.1%)
  (a,e)100   Concentric Network Corp., expiring 12/15/07......       --
  (a,e)210   Globalstar Telecom, expiring 2/15/04.............       26
(a,e)1,600   Occidente Y Caribe, expiring 3/15/04.............       --
                                                                -------
TOTAL WARRANTS (COST $0)......................................       26
                                                                -------

      FACE
    AMOUNT
     (000)
----------

SHORT-TERM INVESTMENTS (18.7%)
  DISCOUNT NOTES (14.5%)
$    1,000   Federal Home Mortgage Corp., 5.46%, 7/10/98......      999
     2,000   Federal Home Mortgage Corp., 5.43%, 7/14/98......    1,996
     2,000   Federal Home Mortgage Corp., 5.45%, 7/20/98......    1,994
                                                                -------
                                                                  4,989
                                                                -------
  REPURCHASE AGREEMENT (4.2%)
     1,424   Chase Securities, Inc., 5.40%, dated 6/30/98, due
               7/1/98, to be repurchased at $1,424,
               collateralized by $885 U.S. Treasury Bonds,
               11.25%, due 2/15/15, valued at $1,455..........    1,424
                                                                -------
TOTAL SHORT-TERM INVESTMENTS (COST $6,413)....................    6,413
                                                                -------
TOTAL INVESTMENTS (98.5%) (COST $33,645)......................   33,855
OTHER ASSETS IN EXCESS OF LIABILITIES (1.5%)..................      523
                                                                -------
NET ASSETS (100%).............................................  $34,378
                                                                -------
                                                                -------

---------------

(a)   --  Non-income producing security
(e)   --  144A Security -- Certain conditions for public sale may exist.
(h)   --  Variable/Floating rate securities -- rate disclosed is as of June 30,
          1998.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1998. Maturity date disclosed is the ultimate maturity date.
IO    --  Interest Only
PIK   --  Payment-In-Kind. Income may be received in additional securities or cash at the discretion of the issuer.

                                                         -----------------------
                                                                    83
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         HIGH YIELD & TOTAL RETURN FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                  SUMMARY OF SECURITIES BY COUNTRY (UNAUDITED)

                                                                                   VALUE      PERCENT OF
COUNTRY                                                                            (000)      NET ASSETS
-------------------------------------------------------------------------------  ----------  -------------
United States..................................................................  $   28,038         81.5%
Canada.........................................................................       1,035          3.0
Argentina......................................................................         635          1.9
Netherlands....................................................................         603          1.8
Mexico.........................................................................         568          1.6
Australia......................................................................         533          1.5
Philippines....................................................................         467          1.4
Brazil.........................................................................         399          1.2
Indonesia......................................................................         355          1.0
Colombia.......................................................................         348          1.0
Korea..........................................................................         300          0.9
Bermuda........................................................................         192          0.6
United Kingdom.................................................................         145          0.4
Thailand.......................................................................         140          0.4
Mauritius......................................................................          97          0.3
                                                                                 ----------          ---
                                                                                 $   33,855         98.5%
                                                                                 ----------          ---
                                                                                 ----------          ---

--------------
          84
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS


                                 JUNE 30, 1998


                                                                   VALUE
    SHARES                                                         (000)
------------------------------------------------------------------------
COMMON STOCKS (85.8%)
  AUSTRALIA (1.2%)
    35,000   Australia & New Zealand Banking Group Ltd........  $    242
     9,150   Brambles Industries Ltd..........................       180
    18,600   Commonwealth Bank of Australia...................       217
     6,200   Lend Lease Corp. Ltd.............................       125
    14,500   National Australia Bank Ltd......................       191
    40,240   News Corp., Ltd..................................       329
    33,200   Seven Network Ltd................................       100
   112,500   Telstra Corp., Ltd...............................       289
                                                                --------
                                                                   1,673
                                                                --------
  AUSTRIA (0.6%)
    12,000   Boehler-Udderholm AG.............................       793
                                                                --------
  BELGIUM (0.6%)
    14,430   G.I.B. Holdings Ltd..............................       814
                                                                --------
  DENMARK (3.5%)
    56,900   BG Bank A/S......................................     3,527
    12,500   Unidanmark A/S 'A' (Registered)..................     1,124
                                                                --------
                                                                   4,651
                                                                --------
  FINLAND (4.9%)
    11,500   Huhtamaki Oyj 'I'................................       658
     6,675   Kone Oyj 'B'.....................................       937
   113,900   Merita Ltd. 'A'..................................       752
    32,399   Metra Oyj 'B'....................................     1,064
    19,800   Partek Oyj Abp...................................       343
    77,900   Rautaruukki Oyj..................................       597
    11,450   Sampo Insurance Co., Ltd., Class A...............       543
    40,050   The Rauma Group..................................       822
    50,000   Valmet Oyj.......................................       863
                                                                --------
                                                                   6,579
                                                                --------
  FRANCE (8.9%)
     2,200   Alcatel Alsthom..................................       448
     1,139   Bongrain S.A.....................................       572
     6,642   Cie de Saint-Gobain..............................     1,231
    10,670   Elf Aquitaine S.A................................     1,500
    10,900   France Telecom S.A...............................       752
     5,300   Groupe Danone RFD................................     1,461
     8,700   Lafarge S.A......................................       899
    18,988   Legris Industries S.A............................       889
     7,770   Michelin (C.G.D.E.) 'B'..........................       448
    10,400   Rhone-Poulenc S.A. 'A'...........................       586
     4,600   Scor.............................................       292
  (a)8,400   SGS-Thomson Microelectronics N.V.................       595
    11,600   Total S.A. 'B'...................................     1,508
     3,270   Union des Assurances Federales...................       515
    16,450   Usinor Sacilor...................................       254
                                                                --------
                                                                  11,950
                                                                --------
  GERMANY (10.8%)
    31,800   BASF AG..........................................     1,508
    19,900   Bayer AG.........................................     1,027
     8,300   Bayer Vereinsbank AG.............................       706
     2,660   Buderus AG.......................................     1,327
     2,780   Dyckerhoff AG....................................     1,107
    25,110   Gerresheimer Glas AG.............................       377
     6,000   Hornbach Holding AG..............................       551
    14,020   Metro AG.........................................       851

                                                                   VALUE
    SHARES                                                         (000)
------------------------------------------------------------------------
  (a)4,040   Philip Holzmann AG...............................  $    968
     6,260   Plettac AG.......................................       875
     2,320   Suedzucker AG....................................     1,411
    15,000   Veba AG..........................................     1,023
     1,790   Viag AG..........................................     1,211
     1,583   Volkswagen AG....................................     1,523
                                                                --------
                                                                  14,465
                                                                --------
  HONG KONG (0.7%)
    28,400   CLP Holdings Ltd.................................       129
   134,600   Hong Kong & China Gas Co., Ltd...................       153
     5,500   Hong Kong & Shanghai Bank Holdings plc...........       135
    55,500   Hong Kong Electric Holdings Ltd..................       172
    63,200   Hong Kong Telecommunications Ltd.................       119
    22,600   Hutchison Whampoa Ltd............................       119
    49,000   Li & Fung Ltd....................................        79
    25,000   Television Broadcasting Ltd......................        66
                                                                --------
                                                                     972
                                                                --------
  ITALY (3.7%)
   275,000   Magneti Marelli S.p.A............................       604
    55,400   Marzotto (Gaetano) & Figli S.p.A.................       845
   111,600   Mediaset S.p.A...................................       712
   255,800   Sogefi S.p.A.....................................       857
   388,224   Telecom Italia S.p.A.............................     1,880
                                                                --------
                                                                   4,898
                                                                --------
  JAPAN (11.8%)
    47,000   Amada Co., Ltd...................................       229
     4,000   Autobacs Seven Co., Ltd..........................       115
    21,000   Canon, Inc.......................................       477
    31,000   Casio Computer Co., Ltd..........................       288
    21,000   Dai Nippon Printing Co., Ltd.....................       336
    85,000   Daicel Chemical Industries Ltd...................       180
    45,000   Daifuku Co., Ltd.................................       168
    41,000   Daikin Industries Ltd............................       264
     4,100   Family Mart......................................       156
    17,000   Fuji Machine Manufacturing Co....................       451
    13,000   Fuji Photo Film Co...............................       453
    28,000   Fujitec Co., Ltd.................................       170
    49,000   Fujitsu Ltd......................................       516
    68,000   Furukawa Electric................................       229
    14,000   Hitachi Credit Corp..............................       236
    72,000   Hitachi Ltd......................................       470
    13,000   Inabata & Co.....................................        40
    50,000   Kaneka Corp......................................       263
    17,000   Kurita Water Industries..........................       201
     7,700   Kyocera Corp.....................................       377
    18,000   Kyudenko Co., Ltd................................       118
    18,000   Lintec Corp......................................       157
    32,000   Matsushita Electric Industrial Co., Ltd..........       515
    92,000   Mitsubishi Chemical Corp.........................       167
    26,000   Mitsubishi Estate Co., Ltd.......................       229
    85,000   Mitsubishi Heavy Industries Ltd..................       321
    22,000   Mitsumi Electric Co., Ltd........................       389
     8,000   Murata Manufacturing Co., Inc....................       260
    51,000   NEC Corp.........................................       476
    23,000   Nifco, Inc.......................................       182
     6,000   Nintendo Corp., Ltd..............................       556
     1,000   Nippon Pillar Packing............................         4
        56   Nippon Telephone & Telegraph Corp................       465



                                                         -----------------------

                                                                    85
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)


                                 JUNE 30, 1998


                                                                   VALUE
    SHARES                                                         (000)
------------------------------------------------------------------------



  JAPAN (CONT.)


   101,000   Nissan Motor Co., Ltd............................  $    318
    17,000   Nissha Printing Co., Ltd.........................       104
     9,000   Ono Pharmaceutical Co., Ltd......................       215
    45,000   Ricoh Co., Ltd...................................       474
    12,000   Rinnai...........................................       182
     9,000   Sangetsu Co., Ltd................................       116
    21,000   Sankyo Co., Ltd..................................       479
    30,000   Sanwa Shutter Corp...............................       132
    28,000   Sekisui Chemical Co..............................       143
    22,000   Sekisui House Ltd................................       171
     6,000   Shimamura Co., Ltd...............................       162
    38,000   Shin-Etsu Polymer Co., Ltd.......................       153
     6,900   Sony Corp........................................       595
    12,000   Sumitomo Marine & Fire Insurance Co..............        67
    28,000   Suzuki Motor Co., Ltd............................       254
     7,000   TDK Corp.........................................       518
    12,000   Tokyo Electron Ltd...............................       368
   117,000   Toshiba Corp.....................................       479
    19,000   Toyota Motor Corp................................       492
    67,000   Tsubakimoto Chain Co.............................       225
    23,000   Yamaha Corp......................................       224
    22,000   Yamanuchi Pharmaceutical Co......................       459
                                                                --------
                                                                  15,788
                                                                --------
  MALAYSIA (0.1%)
     5,000   Carlsberg Brewery Malaysia Bhd...................        15
    25,000   Guiness Anchor Bhd...............................        27
     8,000   Nestle Bhd.......................................        36
     7,600   Rothmans of Pall Mall Bhd........................        53
                                                                --------
                                                                     131
                                                                --------
  NETHERLANDS (4.4%)
    29,600   ABN Amro Holding N.V.............................       693
     6,300   Akzo Nobel N.V...................................     1,401
    28,943   ING Groep N.V....................................     1,896
     2,400   Koninklijke Bijenkorf Beheer.....................       168
    34,900   Koninklijke KNP BT N.V...........................       901
     9,600   Phillips Electronics N.V.........................       808
                                                                --------
                                                                   5,867
                                                                --------
  NEW ZEALAND (0.1%)
    56,000   AMP NZ Office Trust..............................        26
     1,840   Fletcher Challenge Forests.......................         1
     4,000   Telecom Corp. of New Zealand Ltd. IR.............         9
     8,800   Telecom Corp. of New Zealand Ltd.................        36
                                                                --------
                                                                      72
                                                                --------
  NORWAY (1.1%)
    67,800   Saga Petroleum ASA 'B'...........................       960
    15,600   Sparebanken NOR..................................       448
                                                                --------
                                                                   1,408
                                                                --------
  SINGAPORE (0.2%)
  (a)6,200   Creative Technology Ltd..........................        75
    45,000   NatSteel Ltd.....................................        75
    21,000   United Overseas Bank Ltd. (Foreign)..............        65
    23,000   Venture Manufacturing Ltd........................        44
                                                                --------
                                                                     259
                                                                --------
                                                                   VALUE
    SHARES                                                         (000)
------------------------------------------------------------------------
  SPAIN (3.5%)
    27,800   Banco Bilbao Vizcaya, S.A. (Registered)..........  $  1,427
   100,100   Iberdrola S.A....................................     1,625
    13,050   Telefonica de Espana.............................       603
  (a)1,386   Telefonica de Espana.............................        64
    69,100   Uralita S.A......................................       985
                                                                --------
                                                                   4,704
                                                                --------
  SWEDEN (6.1%)
    31,700   Autoliv Inc., Swedish Depository Receipt.........     1,013
    27,600   BT Industries AB.................................       557
    41,600   Esselte AB 'B'...................................       965
     1,810   Fastighets AB Balder.............................        18
   214,900   Nordbanken Holding AB............................     1,576
    16,300   Pharmicia & Upjohn, Inc. Depository Shares.......       750
    56,300   PLM AB...........................................       889
     2,200   S.K.F. AB 'B'....................................        40
    20,300   Spectra-Physics AB 'A'...........................       325
    40,200   Svedala Industries AB............................       932
    23,500   Svenska Handelsbanken 'A'........................     1,090
                                                                --------
                                                                   8,155
                                                                --------
  SWITZERLAND (6.8%)
        30   Ascom Holding AG (Bearer)........................        56
       470   Bobst AG (Bearer)................................       865
       824   Cie Financiere Richemont AG, Class A.............     1,079
     1,910   Forbo Holding AG (Registered)....................       973
     1,245   Holderbank Financiere Glarus AG 'B' (Bearer).....     1,585
       970   Nestle S.A. (Registered).........................     2,077
        80   Schindler Holding AG (Participating
               Certificates)..................................       122
       434   Schindler Holding AG (Registered)................       673
       830   Schweizerische Industrie-Gesellschaft Holding AG
               (Registered)...................................       676
     3,530   Valora Holding AG (Registered)...................       932
                                                                --------
                                                                   9,038
                                                                --------
  UNITED KINGDOM (16.8%)
   327,000   Aegis Group plc..................................       530
    50,689   Bank of Ireland..................................     1,040
    69,762   Bank of Scotland.................................       782
   195,611   BG plc...........................................     1,132
    85,500   British Telecommunications plc...................     1,057
   134,988   BTR plc, Class B.................................       383
   101,100   Bunzl plc........................................       474
    67,450   Burmah Castrol plc...............................     1,205
    55,100   Capital Radio plc................................       654
   134,100   Charter plc......................................     1,401
    28,375   Commercial Union plc.............................       530
       700   Danka Business Systems plc.......................         2
    48,983   Diageo plc.......................................       581
   104,900   Glynwed International plc........................       432
    66,700   Great Universal Stores plc.......................       880
    25,200   Halma plc........................................        52
   148,200   Imperial Tobacco Group plc.......................     1,094
    38,898   John Mowlem & Co. plc............................        94
    78,425   Lonrho Africa plc................................       368
 (a)58,425   Lonrho Africa plc................................        70
   320,700   Medeva plc.......................................       910
    29,500   Peninsular & Oriental Steam Navigation Co........       425
   126,000   Premier Farnell plc..............................       640
 1,804,100   Premier Oil plc..................................     1,273



--------------

          86
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)


                                 JUNE 30, 1998


                                                                   VALUE
    SHARES                                                         (000)
------------------------------------------------------------------------



  UNITED KINGDOM (CONT.)


    84,768   Reckitt & Colman plc.............................  $  1,619
    14,500   RMC Group plc....................................       252
    98,882   Royal & Sun Alliance Insurance Group plc.........     1,023
   347,300   Scapa Group plc..................................     1,102
   107,100   SIG plc..........................................       402
    36,350   Tate & Lyle plc..................................       288
    33,600   Unilever plc.....................................       358
    35,500   Westminster Health Care Holdings plc.............       189
   204,100   WPP Group plc....................................     1,339
                                                                --------
                                                                  22,581
                                                                --------
TOTAL COMMON STOCKS (COST $104,799)...........................   114,798
                                                                --------



      FACE
    AMOUNT
     (000)
----------
CONVERTIBLE DEBENTURE (0.0%)
  NEW ZEALAND (0.0%)
$    (a)56   AMP Office Trust, 7.50%, 6/30/03 (COST $33)......        25
                                                                --------



    NO. OF
    RIGHTS
----------
RIGHTS (0.0%)
  GERMANY (0.0%)
 (a)14,020   Metro AG (COST $0)...............................         1
                                                                --------



    NO. OF
  WARRANTS
----------
WARRANTS (0.0%)
  HONG KONG (0.0%)
  (a)5,300   Hong Kong and China Gas Co., Ltd. (expiring
               9/30/99) (COST $0).............................        --
                                                                --------
TOTAL FOREIGN SECURITIES (85.8%) (COST $104,832)..............   114,824
                                                                --------



      FACE
    AMOUNT                                                         VALUE
     (000)                                                         (000)
------------------------------------------------------------------------
SHORT-TERM INVESTMENT (14.0%)
  REPURCHASE AGREEMENT (14.0%)
$   18,731   Chase Securities, Inc., 5.40%, dated 6/30/98, due
               7/1/98, to be repurchased at $18,734,
               collateralized by $18,690 U.S. Treasury Notes,
               5.625%, due 2/15/06, valued at $19,163 (COST
               $18,731).......................................  $ 18,731
                                                                --------
TOTAL INVESTMENTS IN SECURITIES (99.8%) (COST $123,563).......   133,555
                                                                --------
FOREIGN CURRENCY (0.5%)
BEF    491   Belgian Franc....................................        13
 GBP   116   British Pound....................................       193
 DKK     1   Danish Krone.....................................        --
FIM    718   Finnish Marka....................................       131
FRF    657   French Franc.....................................       109
 DEM    52   German Mark......................................        29
 HKD   672   Hong Kong Dollar.................................        87
ITL  71,350  Italian Lira.....................................        40
JPY   9,579  Japanese Yen.....................................        69
 MYR     8   Malaysian Ringgit................................         2
 NZD     3   New Zealand Dollar...............................         2
 SGD     2   Singapore Dollar.................................         1
ESP     73   Spanish Peseta...................................        --
 CHF    35   Swiss Franc......................................        23
                                                                --------
TOTAL FOREIGN CURRENCY (COST $698)............................       699
                                                                --------
TOTAL INVESTMENTS (100.3%) (COST $124,261)....................   134,254
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.3%).................      (376)
                                                                --------
NET ASSETS (100%).............................................  $133,878
                                                                --------
                                                                --------


---------------


(a)   --  Non-income producing security
RFD   --  Ranked for Dividend



                                                         -----------------------
                                                                    87
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)


                                 JUNE 30, 1998


--------------------------------------------------------------------------------


FOREIGN CURRENCY EXCHANGE INFORMATION:



Under the terms of foreign currency contracts open at June 30, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:



  CURRENCY                             IN EXCHANGE
 TO DELIVER      VALUE    SETTLEMENT       FOR         VALUE     NET UNREALIZED
    (000)        (000)       DATE         (000)        (000)    GAIN (LOSS) (000)
-------------  ---------  -----------  ------------  ---------  -----------------
$          62  $      62      7/1/98     FIM    343  $      62      $      --
$          76         76      7/1/98      DEM   138         76             --
$         112        112      7/1/98     SEK    895        112             --
$          15         15      7/2/98      MYR    64         15             --
  BEF     491         13      7/2/98   $         13         13             --
   HKD    619         80      7/2/98   $         80         80             --
 ITL   71,336         40      7/2/98   $         40         40             --
$         295        295      7/7/98      SGD   503        298              3
   SGD    503        298      7/7/98   $        285        285            (13)
   DEM  1,714        951     7/14/98   $        942        942             (9)
$       1,647      1,647     7/16/98    JPY 226,434      1,638             (9)
 JPY  226,434      1,638     7/16/98   $      1,768      1,768            130
  CHF   1,286        850     7/21/98   $        868        868             18
$       2,513      2,513     7/29/98    JPY 344,961      2,500            (13)
 JPY  344,961      2,500     7/29/98   $      2,685      2,685            185
   DEM  1,714        953     8/14/98   $        972        972             19
$         301        301     8/19/98    JPY  41,135        299             (2)
 JPY  259,357      1,885     8/19/98   $      1,962      1,962             77
 JPY  320,073      2,334     9/10/98   $      2,343      2,343              9
   DEM    317        177     9/14/98   $        176        176             (1)
   DEM  1,323        737     9/14/98   $        734        734             (3)
 JPY  376,055      2,749     9/28/98   $      2,761      2,761             12
 JPY  506,990      3,722    10/26/98   $      3,587      3,587           (135)
               ---------                             ---------          -----
               $  23,948                             $  24,216      $     268
               ---------                             ---------          -----
               ---------                             ---------          -----


---------------


BEF   --  Belgian Franc
CHF   --  Swiss Franc
DEM   --  German Mark
FIM   --  Finnish Markka
HKD   --  Hong Kong Dollar
ITL   --  Italian Lira
JPY   --  Japanese Yen
MYR   --  Malaysian Ringgit
SEK   --  Swedish Krona
SGD   --  Singapore Dollars



--------------------------------------------------------------------------------


      SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION (UNAUDITED)



                                                                                MARKET     PERCENT OF
INDUSTRY                                                                         VALUE     NET ASSETS
-----------------------------------------------------------------------------  ---------  -------------
Capital Equipment............................................................  $  28,326         21.2%
Consumer Goods...............................................................     23,891         17.8
Finance......................................................................     19,770         14.8
Materials....................................................................     17,121         12.8
Services.....................................................................     11,767          8.8
Energy.......................................................................      8,400          6.3
Multi-Industry...............................................................      5,549          4.1
                                                                               ---------          ---
                                                                               $ 114,824         85.8%
                                                                               ---------          ---
                                                                               ---------          ---


--------------
          88
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                              LATIN AMERICAN FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS


                                 JUNE 30, 1998


                                                                        VALUE
          SHARES                                                        (000)
-----------------------------------------------------------------------------
COMMON STOCKS (65.6%)
  ARGENTINA (9.6%)
         125,350   Telecom Argentina S.A. ADR.......................  $ 3,737
         105,508   Telefonica de Argentina ADR......................    3,423
          27,410   YPF ADR..........................................      824
                                                                      -------
                                                                        7,984
                                                                      -------
  BRAZIL (15.1%)
          48,643   CEMIG ADR........................................    1,506
          (e)835   CEMIG ADR........................................       26
          49,950   CVRD ADR.........................................    1,056
    (a)2,289,172   Companhia de Electricidade do Estado do Rio de
                     Janeiro........................................    1,128
         201,955   Copel............................................    1,886
       (e)31,925   Coteminas ADR....................................      435
      (a)600,500   Iven.............................................      301
     (a,e)10,410   Lojas Arapua ADR.................................        6
       (e)44,275   Petrobras ADR....................................      826
         187,805   Rossi Residencial S.A. GDS.......................      939
       (e)60,287   Rossi Residencial S.A............................      301
          26,491   Telebras ADR.....................................    2,892
          43,762   Unibanco GDR.....................................    1,291
                                                                      -------
                                                                       12,593
                                                                      -------
  CHILE (6.9%)
           5,440   Banco Edwards ADR................................       77
          10,475   Banco Santander ADR..............................      135
          10,060   Banco Santiago ADR...............................      168
          35,150   CCU ADR..........................................      743
          66,060   Chilectra ADR....................................    1,404
          19,606   Cia Telecom ADR..................................      398
          24,110   D & S ADR........................................      362
          64,153   Empressa Nacional de Electricidad S.A. ADR.......      914
          30,245   Enersis S.A. ADR.................................      739
           9,460   Gener ADR........................................      173
          32,200   Quinenco ADR.....................................      290
          28,582   Santa Isabel S.A. ADR............................      314
                                                                      -------
                                                                        5,717
                                                                      -------
  COLOMBIA (0.7%)
             575   BanColombia......................................        1
          60,609   Bavaria..........................................      354
         110,584   Valores Bavaria SA...............................      190
                                                                      -------
                                                                          545
                                                                      -------
  MEXICO (33.3%)
      (a)466,867   Banacci 'B'......................................      909
      (a)166,310   Banacci 'L'......................................      268
       2,801,313   Bancomer 'B'.....................................    1,044
          92,140   Carso 'A1'.......................................      379
          70,254   Cemex 'B' ADR....................................      620
         588,061   Cemex 'CPO'......................................    2,204
          16,110   Cemex ADR........................................      121
         152,600   Cemex S.A. de C.V. 'B'...........................      673
         520,115   Cifra 'B'........................................      773
          75,850   Cifra 'C'........................................      105
           3,522   Cifra ADR........................................       52
          58,253   FEMSA ADR........................................    1,835
      (a)138,292   FEMSA............................................    4,307
          64,630   Groupo Modelo 'C'................................      543
         205,270   Grupo Industrial Bimbo S.A. de CV 'A'............      406
         574,974   Kimberly 'A'.....................................    2,030
         461,233   Soriana 'B'......................................    1,324

                                                                        VALUE
          SHARES                                                        (000)
-----------------------------------------------------------------------------
         126,698   Telemex ADR......................................  $ 6,089
      (a)100,258   Televisa CPO ADR.................................    3,772
          27,190   TV Azteca ADR....................................      294
                                                                      -------
                                                                       27,748
                                                                      -------
TOTAL COMMON STOCKS (COST $62,319)..................................   54,587
                                                                      -------
PREFERRED STOCKS (29.5%)
  BRAZIL (NON-VOTING STOCKS) (29.5%)
  (a,d)8,115,000   Banco Nacional...................................       --
     126,469,735   CEMIG............................................    3,937
       9,617,022   CRT..............................................   10,486
          18,500   CVRD.............................................      368
       (a)44,859   Centrais Geradoras do Sul do Brasil S.A..........       61
       1,689,000   Cia Cimento Portland Itau........................      299
       2,492,000   Coteminas........................................      679
       2,961,000   Encorpar ADR.....................................        7
      64,912,167   Gerdau...........................................      898
           8,000   Globex Utilidades S.A............................       69
   (a)19,195,300   Lojas Arapua S.A.................................       12
      21,326,700   Lojas Renner S.A.................................      627
       (a)11,891   TELESP Class B...................................      987
      48,604,783   Telebras.........................................    5,287
       (a)14,670   Telerj Celular S.A...............................      863
       (a)31,997   Vale Do Rio Doce ADR.............................       --
                                                                      -------
TOTAL PREFERRED STOCKS (COST $30,177)...............................   24,580
                                                                      -------
TOTAL FOREIGN SECURITIES (95.1%) (COST $92,496).....................   79,167
                                                                      -------



            FACE
          AMOUNT
           (000)
----------------
SHORT-TERM INVESTMENT (3.3%)
  REPURCHASE AGREEMENT (3.3%)
$          2,772   Chase Securities, Inc., 5.40%, dated 6/30/98, due
                     7/1/98, to be repurchased at $2,772,
                     collateralized by $1,725 U.S. Treasury Bonds,
                     11.25%, due 2/15/15, valued at $2,836 (COST
                     $2,772)........................................    2,772
                                                                      -------
TOTAL INVESTMENT IN SECURITIES (98.4%) (COST $95,268)...............   81,939
                                                                      -------
FOREIGN CURRENCY (1.4%)
    ARP      482   Argentine Peso...................................      482
    BRL      267   Brazilian Real...................................      231
   COP     6,920   Colombian Peso...................................        5
   MXP     3,465   Mexican Peso.....................................      385
   PSS         3   Peruvian New Sol.................................        1
   VEB    10,387   Venezuelan Bolivar...............................       19
                                                                      -------
TOTAL FOREIGN CURRENCY (COST $1,126)................................    1,123
                                                                      -------
TOTAL INVESTMENTS (99.8%) (COST $96,394)............................   83,062
OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)........................      160
                                                                      -------
NET ASSETS (100%)...................................................  $83,222
                                                                      -------
                                                                      -------


---------------


(a)   --  Non-income producing security
(d)   --  Security valued at fair value--see note A-1 to financial statements
(e)   --  144A Security--certain conditions for public sale may exist
ADR   --  American Depositary Receipt
CPO   --  Certificate of Participation
GDR   --  Global Depositary Receipt
GDS   --  Global Depositary Shares



                                                         -----------------------
                                                                    89
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                              LATIN AMERICAN FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)


                                 JUNE 30, 1998


--------------------------------------------------------------------------------


FOREIGN CURRENCY EXCHANGE INFORMATION:



Under the terms of foreign currency contracts open at June 30, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:



 CURRENCY                                 IN EXCHANGE                  NET UNREALIZED
TO DELIVER     VALUE      SETTLEMENT          FOR           VALUE        GAIN (LOSS)
  (000)        (000)         DATE            (000)          (000)           (000)
----------     -----     -------------  ---------------     -----     -----------------
MXP 2,158    $     240        7/1/98       $     240      $     240       $      --


---------------


MXP   --  Mexican Peso

--------------------------------------------------------------------------------



      SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION (UNAUDITED)



                                                                                  VALUE     PERCENT OF
INDUSTRY                                                                          (000)     NET ASSETS
------------------------------------------------------------------------------  ---------  -------------
Services......................................................................  $  41,509         49.9%
Energy........................................................................     13,424         16.1
Consumer Goods................................................................     11,891         14.3
Materials.....................................................................      6,239          7.5
Finance.......................................................................      5,134          6.2
Multi-Industry................................................................        970          1.1
                                                                                ---------          ---
                                                                                $  79,167         95.1%
                                                                                ---------          ---
                                                                                ---------          ---


--------------
          90
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                               MONEY MARKET FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS


                                 JUNE 30, 1998


     FACE                                                      AMORTIZED
   AMOUNT                                                           COST
    (000)                                                          (000)
------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS (4.2%)
  FEDERAL HOME LOAN MORTGAGE CORP. DISCOUNT NOTES (4.2%)
$   5,000   5.46%, 4/21/99 (COST $4,998).....................  $  4,998
                                                               ---------
COMMERCIAL PAPER (47.2%)
  AUTOMOBILES (5.8%)
    4,000   Daimler-Benz 5.57%, 8/12/98......................     3,974
    3,000   Ford Motor Credit Corp. 5.48%, 7/16/98...........     2,993
                                                               ---------
                                                                  6,967
                                                               ---------
  CONSUMER STAPLES (7.8%)
    3,000   Eastman Kodak Co. 5.55%, 8/25/98.................     2,975
    3,000   H.J. Heinz Co. 5.49%, 7/22/98....................     2,990
    3,300   Monsanto Co. 5.50%, 7/9/98.......................     3,296
                                                               ---------
                                                                  9,261
                                                               ---------
  FINANCIAL SERVICES (11.6%)
    3,000   American Express Credit Corp. 5.51%, 8/28/98.....     2,973
    3,000   General Electric 5.50%, 9/15/98..................     2,965
    2,000   International Lease Finance 5.54%, 7/16/98.......     1,995
    3,000   Merrill Lynch 5.54%, 7/30/98.....................     2,987
    3,000   Metlife Funding 5.54%, 9/9/98....................     2,968
                                                               ---------
                                                                 13,888
                                                               ---------
  SPECIAL PURPOSE ENTITY (7.5%)
    3,000   Atlantic Asset Security 5.54%, 7/10/98...........     2,996
    3,000   Citation Capital 5.55%, 7/27/98..................     2,988
    3,000   Greenwich Funding 5.53%, 7/20/98.................     2,991
                                                               ---------
                                                                  8,975
                                                               ---------
  TELECOMMUNICATIONS (2.0%)
    2,340   SBC Communication 5.50%, 8/6/98..................     2,327
                                                               ---------
  U.S. BANKS (5.0%)
    3,000   Bank of America 5.52%, 8/21/98...................     2,977
    3,000   J.P. Morgan & Co. 5.47%, 7/16/98.................     2,993
                                                               ---------
                                                                  5,970
                                                               ---------
  UTILITIES (2.5%)
    3,000   National Rural 5.50%, 8/7/98.....................     2,983
                                                               ---------
  INSURANCE (5.0%)
    3,000   General RE Insurance 5.51%, 9/3/98...............     2,971
    3,000   USAA Capital Corp. 5.47%, 7/10/98................     2,996
                                                               ---------
                                                                  5,967
                                                               ---------
TOTAL COMMERCIAL PAPER (COST $56,338)........................    56,338
                                                               ---------

     FACE                                                      AMORTIZED
   AMOUNT                                                           COST
    (000)                                                          (000)
------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (25.1%)
  NON U.S. BANKS (10.0%)
$   3,000   Canadian Imperial Bank (Yankee) 5.94%, 10/23/98..  $  3,000
    3,000   Credit Agricole (Yankee) 5.66%, 3/29/99..........     2,998
    2,000   National Westminster Bank 5.53%, 8/5/98..........     2,000
    4,000   Swiss Bank, New York 5.83%, 12/16/98.............     3,999
                                                               ---------
                                                                 11,997
                                                               ---------
  U.S. BANKS (10.0%)
    1,000   ABN-AMRO Bank N.V., Chicago (Yankee) 5.65%,
              3/22/99........................................     1,000
    2,000   ABN-AMRO Bank N.V., Chicago (Yankee) 5.75%,
              3/31/99........................................     1,999
    3,000   Bank of Austria, New York (Yankee) 5.74%,
              4/26/99........................................     2,999
    3,000   Bank of Montreal, Chicago (Yankee) 5.80%,
              11/6/98........................................     2,999
 (h)3,000   Societe Generale Bank, New York (Yankee) 5.59%,
              1/19/99........................................     2,999
                                                               ---------
                                                                 11,996
                                                               ---------
  FOREIGN BONDS (5.1%)
 (h)3,000   Bayerische Landesbank 5.52%, 6/29/99.............     2,998
 (h)3,000   Royal Bank of Canada, New York 5.53%, 6/29/99....     2,998
                                                               ---------
                                                                  5,996
                                                               ---------
TOTAL CERTIFICATES OF DEPOSIT (COST $29,989).................    29,989
                                                               ---------
CORPORATE FLOATING RATE NOTES (6.7%)
  BANKS (4.2%)
 (h)3,000   Banc One, Dayton 5.84%, 8/21/98..................     3,000
 (h)2,000   First Union National Bank 5.79%, 5/17/99.........     2,000
                                                               ---------
                                                                  5,000
                                                               ---------
  TECHNOLOGY (2.5%)
 (h)3,000   IBM Credit Corp. 5.66%, 11/20/98.................     3,000
                                                               ---------
TOTAL CORPORATE FLOATING RATE NOTES (COST $8,000)............     8,000
                                                               ---------
REPURCHASE AGREEMENT (16.4%)
   19,615   J.P. Morgan Securities, Inc., 5.50%, dated
              6/30/98, due 7/1/98, to be repurchased at
              $19,618, collateralized by U.S. Treasury Notes,
              5.375%, 6/30/00, valued at $20,048 (COST
              $19,615).......................................    19,615
                                                               ---------
TOTAL INVESTMENTS (99.6%) (COST $118,940)....................   118,940
OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%).................       436
                                                               ---------
NET ASSETS (100%)............................................  $119,376
                                                               ---------
                                                               ---------


---------------


(h) -- Variable/floating rate security -- rate disclosed is as of June 30, 1998.


                                                         -----------------------
                                                                    91
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                             U.S. REAL ESTATE FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS


                                 JUNE 30, 1998


                                                                   VALUE
     SHARES                                                        (000)
------------------------------------------------------------------------
COMMON STOCKS (94.2%)
  DIVERSIFIED (7.5%)
      6,900   Capital Automotive REIT..........................  $    98
      1,400   Crescent Real Estate Equities Co. REIT...........       47
     41,400   Pacific Gulf Properties, Inc. REIT...............      895
     26,800   Pennsylvania Real Estate Investment Trust........      595
     11,100   Vornado Realty Trust.............................      440
  (a)45,351   Wellsford Properties, Inc........................      641
                                                                 -------
                                                                   2,716
                                                                 -------
  LAND (0.2%)
  (a)45,224   Atlantic Gulf Communities Corp...................       93
                                                                 -------
  LODGING/RESORTS (8.5%)
  (a)18,800   Capstar Hotel Co.................................      526
  (a)34,400   Host Marriott Corp...............................      613
  (a)12,200   John Q. Hammons Hotels, Inc......................       86
     34,251   Starwood Lodging Trust REIT......................    1,655
  (a)13,000   Station Casinos, Inc.............................      191
                                                                 -------
                                                                   3,071
                                                                 -------
  OFFICE/INDUSTRIAL (37.2%)
    INDUSTRIAL (2.4%)
      8,200   Meridian Industrial Trust REIT...................      189
     41,200   Prime Group Realty Trust.........................      705
                                                                 -------
                                                                     894
                                                                 -------
    OFFICE/INDUSTRIAL MIXED (3.5%)
      6,500   Bedford Property Investors, Inc. REIT............      119
     19,100   Reckson Associates Realty Corporation REIT.......      451
      3,056   Reckson Service Industries, Inc..................       10
     17,500   Spieker Properties, Inc. REIT....................      678
                                                                 -------
                                                                   1,258
                                                                 -------
    OFFICE (31.3%)
     70,800   Arden Realty Group, Inc..........................    1,832
(e,d)37,100   Beacon Capital Partners, Inc.....................      742
     60,766   Brandywine Realty Trust REIT.....................    1,360
     99,700   Brookfield Properties Corp.......................    1,372
     62,700   CarrAmerica Realty Corp. REIT....................    1,779
     43,706   Equity Office Properties Trust REIT..............    1,240
     48,000   Great Lakes Inc. REIT............................      837
     17,600   Kilroy Realty Corp. REIT.........................      440
     16,300   Mack-Cali Realty Corp............................      560
     28,600   SL Green Realty Corp.............................      644
     25,200   Trizec Hahn Corp.................................      540
                                                                 -------
                                                                  11,346
                                                                 -------
TOTAL OFFICE/INDUSTRIAL........................................   13,498
                                                                 -------
RESIDENTIAL (19.5%)
    APARTMENTS (13.8%)
     38,300   Avalon Bay Communities, Inc. REIT................    1,455
      2,300   Charles E. Smith Residential Realty, Inc.........       74
     10,800   Equity Residential Properties Trust..............      512
     40,000   Essex Property Trust, Inc. REIT..................    1,240
     19,900   Irvine Apartment Communities, Inc. REIT..........      576
     47,032   Security Capital Atlantic, Inc...................    1,050
      3,700   Security Capital Pacific Trust REIT..............       83
                                                                 -------
                                                                   4,990
                                                                 -------

                                                                   VALUE
     SHARES                                                        (000)
------------------------------------------------------------------------
    MANUFACTURED HOMES (5.7%)
     63,148   Chateau Communities, Inc. REIT...................  $ 1,815
      3,300   Manufactured Home Communities, Inc. REIT.........       80
      5,300   Sun Communities, Inc.............................      176
                                                                 -------
                                                                   2,071
                                                                 -------
TOTAL RESIDENTIAL..............................................    7,061
                                                                 -------
RETAIL (17.0%)
    REGIONAL MALLS (7.1%)
     18,100   CBL & Associates Properties, Inc. REIT...........      439
    103,000   Taubman Center, Inc. REIT........................    1,468
     21,500   Urban Shopping Centers, Inc. REIT................      677
                                                                 -------
                                                                   2,584
                                                                 -------
    STRIP CENTERS (9.9%)
     79,600   Burnham Pacific Property Trust REIT..............    1,129
     61,000   Federal Realty Investment Trust REIT.............    1,468
     22,200   Pan Pacific Retail Properties, Inc. REIT.........      430
        200   Ramco-Gershenson Properties Trust REIT...........        4
     21,700   Regency Realty Corp. REIT........................      545
                                                                 -------
                                                                   3,576
                                                                 -------
TOTAL RETAIL...................................................    6,160
                                                                 -------
SELF STORAGE (4.3%)
      9,379   PS Business Parks, Inc. 'A' REIT.................      220
     25,788   PS Business Parks, Inc...........................      606
     11,100   Public Storage, Inc. REIT........................      311
     15,300   Shurgard Storage Centers, Inc. 'A' REIT..........      425
                                                                 -------
TOTAL SELF STORAGE.............................................    1,562
                                                                 -------
TOTAL COMMON STOCKS (COST $34,037).............................   34,161
                                                                 -------
PREFERRED STOCKS (0.7%)
    LAND (0.3%)
 (a,f)5,829   Atlantic Gulf Communities Corp...................       41
 (a,f)8,207   Atlantic Gulf Communities Corp...................       57
                                                                 -------
                                                                      98
                                                                 -------
RETAIL (0.4%)
    STRIP CENTER (0.4%)
      5,500   First Washington Realty Trust, Inc. 'A'..........      159
                                                                 -------
TOTAL PREFERRED STOCKS (COST $294).............................      257
                                                                 -------



       FACE
     AMOUNT
      (000)
-----------
CONVERTIBLE BONDS (0.6%)
  OFFICE/INDUSTRIAL (0.6%)
$    (a)224   Brookfield Properties Corp. 6.00%, 2/14/07 (COST
                $173)..........................................      220
                                                                 -------



     NO. OF
   WARRANTS
-----------
WARRANTS (0.0%)
  LAND (0.0%)
 (a,f)9,609   Atlantic Gulf Communities Corp., Class A,
                expiring 6/23/04...............................        5
 (a,f)9,609   Atlantic Gulf Communities Corp., Class B,
                expiring 6/23/04...............................        5
 (a,f)9,609   Atlantic Gulf Communities Corp., Class C,
                expiring 6/23/04...............................        5
                                                                 -------
TOTAL WARRANTS (COST $0).......................................       15
                                                                 -------


--------------
          92
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                             U.S. REAL ESTATE FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)


                                 JUNE 30, 1998



       FACE
     AMOUNT                                                        VALUE
      (000)                                                        (000)
------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.5%)
  REPURCHASE AGREEMENT (1.5%)
$       537   Chase Securities, Inc., 5.40%, dated 6/30/98, due
                7/1/98, to be repurchased at $537,
                collateralized by $335, U.S. Treasury Bonds,
                11.25%, due 2/15/15, valued at $551 (COST
                $537)..........................................  $   537
                                                                 -------
TOTAL INVESTMENTS (97.0%) (COST $35,041).......................   35,190
OTHER ASSETS IN EXCESS OF LIABILITIES (3.0%)...................    1,067
                                                                 -------
NET ASSETS (100%)..............................................  $36,257
                                                                 -------
                                                                 -------


---------------


(a)   --  Non-income producing security
(e)   --  144A Security--certain conditions for public sale may exist.
(d)   --  Security valued at fair value--see note A-1 to financial statements.
(f) -- Restricted as to public resale. Total value of restricted securities at June 30, 1998 was $113 or 0.31% of net assets (Total cost $140).
REIT  --  Real Estate Investment Trust


                                                         -----------------------
                                                                    93
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                                   VALUE FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS


                                 JUNE 30, 1998


                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------
COMMON STOCKS (86.0%)
  CAPITAL EQUIPMENT (22.9%)
    CHEMICALS--DIVERSIFIED (3.4%)
          29,700   Dow Chemical Co..................................  $  2,872
          40,710   Du Pont (EI) de Nemours Co.......................     3,038
          31,560   Rohm & Haas Co...................................     3,280
          52,000   The Lubrizol Corp................................     1,573
                                                                      --------
                                                                        10,763
                                                                      --------
    CONSTRUCTION & HOUSING (1.5%)
         110,420   Owens Corning....................................     4,507
                                                                      --------
    ELECTRICAL & ELECTRONICS (0.8%)
          64,400   Electronic Data Systems Corp.....................     2,576
                                                                      --------
    ELECTRIC UTILITIES (1.2%)
          53,580   DTE Energy Co....................................     2,163
          54,690   Entergy Corp.....................................     1,572
                                                                      --------
                                                                         3,735
                                                                      --------
    ELECTRONIC COMPONENTS--MISCELLANEOUS (2.5%)
       (a)76,560   Arrow Electronics, Inc...........................     1,665
          51,300   Avnet, Inc.......................................     2,806
          96,110   Tektronix, Inc...................................     3,400
                                                                      --------
                                                                         7,871
                                                                      --------
    HEALTHCARE--MEDICAL DEVICE (1.5%)
          83,330   Beckman Coulter, Inc.............................     4,854
                                                                      --------
    INDUSTRIAL COMPONENTS (2.0%)
         106,990   Aeroquip-Vickers, Inc............................     6,245
                                                                      --------
    MACHINERY & ENGINEERING (7.4%)
         158,300   Case Corp........................................     7,638
          37,900   Caterpillar, Inc.................................     2,004
         106,700   Cummins Engine...................................     5,468
             300   Deere & Co.......................................        16
         115,660   Harnischfeger Industries, Inc....................     3,275
          65,950   Kennametal, Inc..................................     2,753
          56,725   Parker-Hannifin Corp.............................     2,163
                                                                      --------
                                                                        23,317
                                                                      --------
    MANUFACTURING (2.0%)
          20,000   Eaton Corp.......................................     1,555
       (a)31,510   FMC Corp.........................................     2,148
          51,670   Tecumseh Products Co. 'A'........................     2,729
                                                                      --------
                                                                         6,432
                                                                      --------
    PROFESSIONAL SERVICES (0.6%)
         175,470   Olsten Corp......................................     1,963
                                                                      --------
  TOTAL CAPITAL EQUIPMENT...........................................    72,263
                                                                      --------
  CONSUMER PRODUCTS--MISCELLANEOUS (28.1%)
    AUTOMOBILES (9.6%)
          56,690   Dana Corp........................................     3,033
         157,930   Ford Motor Co....................................     9,318
         127,180   General Motors Corp..............................     8,497
          95,900   Goodyear Tire & Rubber Co........................     6,180
          57,860   TRW, Inc.........................................     3,161
                                                                      --------
                                                                        30,189
                                                                      --------
    CONSUMER SERVICES (0.4%)
          32,970   Standard Register Co.............................     1,166
                                                                      --------

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------
    COMPUTERS/SOFTWARE (3.5%)
          76,900   International Business Machines Corp.............  $  8,829
       (a)86,300   Stratus Computer, Inc............................     2,184
                                                                      --------
                                                                        11,013
                                                                      --------
    CONSUMER PRODUCTS--MISCELLANEOUS (0.5%)
          59,910   Tupperware Corp..................................     1,685
                                                                      --------
    HEALTHCARE SUPPLIES & SERVICES (3.2%)
         112,070   Columbia HCA/Healthcare Corp.....................     3,264
      (a)127,400   Foundation Health Systems 'A'....................     3,360
          34,410   Mallinckrodt, Inc................................     1,022
       (a)60,310   Maxicare Health Plans, Inc.......................       407
       (a)51,100   Tenet Healthcare Corp............................     1,597
       (a)20,900   Vencor, Inc......................................       151
          16,600   Ventas, Inc......................................       229
                                                                      --------
                                                                        10,030
                                                                      --------
    RETAIL--GENERAL (0.7%)
      (a)118,100   Venator Group, Inc...............................     2,259
                                                                      --------
    RETAIL--MAJOR DEPARTMENT STORES (4.5%)
          93,420   Dillards, Inc. 'A'...............................     3,871
       (a)39,310   Federated Department Stores......................     2,115
          59,300   Sears, Roebuck & Co..............................     3,621
      (a)191,640   Toys 'R' Us, Inc.................................     4,516
                                                                      --------
                                                                        14,123
                                                                      --------
    TEXTILES & APPAREL (2.8%)
          63,230   Russell Corp.....................................     1,909
          48,520   Springs Industries, Inc. 'A'.....................     2,238
          90,940   VF Corp..........................................     4,683
                                                                      --------
                                                                         8,830
                                                                      --------
    TOBACCO (2.9%)
         143,240   Philip Morris Cos., Inc..........................     5,640
         153,340   RJR Nabisco Holdings Corp........................     3,642
                                                                      --------
                                                                         9,282
                                                                      --------
  TOTAL CONSUMER PRODUCTS--MISCELLANEOUS............................    88,577
                                                                      --------
  ENERGY (4.4%)
    ELECTRIC--INTEGRATED (1.4%)
          32,970   Cinergy Corp.....................................     1,154
          27,400   Duke Power Co....................................     1,623
          43,340   GPU, Inc.........................................     1,639
                                                                      --------
                                                                         4,416
                                                                      --------
    OIL & GAS (3.0%)
       (a)83,000   Nabors Industries, Inc...........................     1,645
          49,660   Phillips Petroleum Co............................     2,393
          75,070   Ultramar Diamond Shamrock Corp...................     2,369
         103,400   YPF ADR..........................................     3,108
                                                                      --------
                                                                         9,515
                                                                      --------
  TOTAL ENERGY......................................................    13,931
                                                                      --------
  FINANCE (18.9%)
    BANKING (4.9%)
         108,840   Chase Manhattan Corp.............................     8,218
          24,330   Citicorp.........................................     3,631



--------------

          94
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                                   VALUE FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)


                                 JUNE 30, 1998


                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------
    BANKING (CONT.)
          14,050   Crestar Financial Corp...........................  $    767
          46,640   Republic New York Corp...........................     2,935
                                                                      --------
                                                                        15,551
                                                                      --------
    INSURANCE (4.8%)
          45,440   Allstate Corp....................................     4,161
          35,020   Hartford Financial Services Group................     4,006
          21,100   Loews Corp.......................................     1,838
         106,805   Old Republic International Corp..................     3,131
          46,850   Washington Mutual, Inc...........................     2,035
                                                                      --------
                                                                        15,171
                                                                      --------
    LIFE INSURANCE (1.0%)
          46,040   American General Corp............................     3,277
                                                                      --------
    LIFE/HEALTH INSURANCE (1.5%)
          69,200   CIGNA Corp.......................................     4,775
                                                                      --------
    REINSURANCE (2.9%)
          78,710   Everest Reinsurance Holdings, Inc................     3,025
          71,980   Reliastar Financial Corp.........................     3,455
          32,965   Transatlantic Holdings, Inc......................     2,549
                                                                      --------
                                                                         9,029
                                                                      --------
    SUPER-REGIONAL BANKS--U.S. (3.8%)
          57,100   Banc One Corp....................................     3,187
         112,889   First Union Corp. (N.C.).........................     6,576
          30,600   NationsBank Corp.................................     2,341
                                                                      --------
                                                                        12,104
                                                                      --------
  TOTAL FINANCE.....................................................    59,907
                                                                      --------
  MATERIALS (6.3%)
    CHEMICALS (4.1%)
          44,400   Air Products & Chemicals, Inc....................     1,776
          40,130   British Petroleum ADR............................     3,541
          36,110   Cabot Corp.......................................     1,167
          75,230   Great Lakes Chemical Corp........................     2,967
          73,200   IMC Global, Inc..................................     2,205
       (a)87,400   W.R. Grace & Co..................................     1,491
                                                                      --------
                                                                        13,147
                                                                      --------
    ENERGY (1.0%)
          40,610   Atlantic Richfield Co............................     3,173
                                                                      --------
    FOREST PRODUCTS & PAPER (0.4%)
          41,820   Westvaco Corp....................................     1,181
                                                                      --------
                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------
    METALS--STEEL (0.8%)
          89,700   Inland Steel Industries, Inc.....................  $  2,528
                                                                      --------
  TOTAL MATERIALS...................................................    20,029
                                                                      --------
  SERVICES (5.4%)
    FOOD--MISCELLANEOUS (1.4%)
          78,410   IBP, Inc.........................................     1,421
         138,820   Universal Foods Corp.............................     3,080
                                                                      --------
                                                                         4,501
                                                                      --------
    TELECOMMUNICATIONS EQUIPMENT (1.2%)
          82,700   Bell Atlantic Corp...............................     3,773
                                                                      --------
    TRANSPORTATION--AIRLINES (2.0%)
       (a)31,180   AMR Corp.........................................     2,596
          26,800   Delta Airlines, Inc..............................     3,464
                                                                      --------
                                                                         6,060
                                                                      --------
    TRANSPORTATION--RAIL (0.8%)
           6,200   Burlington Northern Railroad Co..................       609
          44,280   CSX Corp.........................................     2,015
                                                                      --------
                                                                         2,624
                                                                      --------
  TOTAL SERVICES....................................................    16,958
                                                                      --------
TOTAL COMMON STOCKS (COST $270,443).................................   271,665
                                                                      --------



            FACE
          AMOUNT
           (000)
----------------
SHORT-TERM INVESTMENT (13.6%)
  REPURCHASE AGREEMENT (13.6%)
$         42,983   Chase Securities, Inc., 5.40%, dated 6/30/98, due
                     7/1/98, to be repurchased at $42,989,
                     collateralized by $43,900 U.S. Treasury Notes,
                     5.50%, due 12/31/00, valued at $45,087 (COST
                     $42,983).......................................    42,983
                                                                      --------
TOTAL INVESTMENTS (99.6%) (COST $313,426)...........................   314,648
OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)........................     1,104
                                                                      --------
NET ASSETS (100%)...................................................  $315,752
                                                                      --------
                                                                      --------


---------------


(a)   --  Non-income producing security
ADR   --  American Depositary Receipt



                                                         -----------------------
                                                                    95
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS


                                 JUNE 30, 1998


        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------
  CORPORATE BONDS & NOTES (37.7%)
    ARGENTINA (2.4%)
 ARP(e)8,500   CIA International Telecommunication 10.375%,
                 8/1/04.........................................  $  7,013
                                                                  --------
    AUSTRALIA (0.5%)
$      1,500   Murrin Murrin Holdings 9.375%, 8/31/07...........     1,479
                                                                  --------
    BRAZIL (1.5%)
    (h)4,500   Banco Nacional Desenv Econ 10.30%, 6/16/08.......     4,493
                                                                  --------
    CANADA (0.9%)
         400   Rogers Cablesystems Ltd. 10.125%, 9/1/12.........       436
         865   Rogers Cablesystems Ltd., Series B, 10.00%,
                 3/15/05........................................       961
       1,080   Rogers Cantel, Inc. 8.30%, 10/1/07...............     1,056
         250   Rogers Communications, Inc. 9.125%, 1/15/06......       253
         100   Rogers Communications, Inc. 8.875%, 7/15/07......       101
                                                                  --------
                                                                     2,807
                                                                  --------
    KOREA (2.6%)
    (e)3,200   Export-Import Bank of Korea, 6.50%, 10/6/99......     3,020
       5,900   Korea Electric Power 6.375%, 12/1/03.............     4,651
                                                                  --------
                                                                     7,671
                                                                  --------
    MEXICO (1.4%)
       4,200   TV Azteca S.A. 10.125%, 2/15/04..................     4,211
                                                                  --------
    NETHERLANDS (3.0%)
         475   Hermes Europe Railtel BV 11.50%, 8/15/07.........       537
    (n)1,500   PTC International Finance BV 0.00%, 7/1/07.......     1,031
       6,100   SBS Argo Finance BV 10.25%, 7/21/00..............     4,636
       3,375   Tjiwi Kimia International B.V. 13.25%, 8/1/01....     2,684
                                                                  --------
                                                                     8,888
                                                                  --------
    TURKEY (1.9%)
 ZAR(e)2,500   Pera Financial Services 9.375%, 10/15/02.........     2,231
$        500   Pera Financial Services 9.375%, 10/15/02.........       446
       3,150   Yapi Kredi Finance Co. 10.00%, 8/19/02...........     3,095
                                                                  --------
                                                                     5,772
                                                                  --------
    UNITED KINGDOM (0.3%)
  (e,n)1,000   Dolphin Telecommunication plc 0.00%, 6/1/08......       570
  DEM (e)625   Esprit Telecommunication Group plc 11.00%,
                 6/15/08........................................       347
                                                                  --------
                                                                       917
                                                                  --------
    UNITED STATES (23.2%)
$      1,025   AES Corp. 8.50%, 11/1/07.........................     1,038
       2,930   American Standard Cos., Inc. 7.375%, 2/1/08......     2,878
         625   Advanced Micro Devices 11.00%, 8/1/03............       661
      (e)964   CA FM Lease Trust 8.50%, 7/15/17.................     1,012
         700   CB Richard Ellis Service 8.875%, 6/1/06..........       695
      (e)600   CEX Holdings, Inc. 9.625%, 6/1/08................       606
    (e)2,060   Chesapeake Energy Corp., 9.625%, 5/1/05..........     2,070
          85   Columbia/HCA Healthcare 8.125%, 8/4/03...........        87
         425   Columbia/HCA Healthcare 6.91%, 6/15/05...........       410
         790   Columbia/HCA Healthcare, 7.00%, 7/1/07...........       758
       2,500   Columbia/HCA Healthcare, 7.69%, 6/15/25..........     2,403
       2,945   Comcast Cellular Holdings, Series B 9.50%,
                 5/1/07.........................................     3,070
       3,105   CSC Holdings, Inc. 9.875%, 5/15/06...............     3,412
         150   CSC Holdings, Inc. 7.875%, 12/15/07..............       158

        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------
         805   DR Securitized Lease Trust, Series 1993-K1, Class
                 A1, 6.66%, 8/15/10.............................  $    752
         963   DR Securitized Lease Trust, Series 1994-K1, Class
                 A1, 7.60%, 8/15/07.............................       952
         250   DR Securitized Lease Trust, Series 1994-K1, Class
                 A2, 8.375%, 8/15/15............................       250
         150   DR Structured Finance, Series 1994-K2, CMO,
                 9.35%, 8/15/19.................................       159
    (n)1,025   Dial Call Communications, Series B, 0.00%,
                 12/15/05.......................................     1,015
      (e)300   EES Coke Battery Co., Inc. 9.382%, 4/15/07.......       314
          49   Fleming Cos., Inc., Series B 10.50%, 12/1/04.....        51
      (e)900   Fresenius Medical Capital Trust II 7.875%,
                 2/1/08.........................................       877
         200   Globalstar LP/Capital 11.375%, 2/15/04...........       195
       1,610   Grand Casinos, Inc. 10.125%, 12/1/03.............     1,739
         625   HMC Acquisition Properties 9.00%, 12/15/07.......       689
         950   Host Marriott Travel Plaza, Series B, 9.50%,
                 5/15/05........................................     1,012
       1,970   ISP Holdings, Inc., Series B, 9.00%, 10/15/03....     2,054
      (e)735   IXC Communications, Inc. 9.00%, 4/15/08..........       737
  (e,n)2,765   Intermedia Communications, Series B, 0.00%,
                 7/15/07........................................     2,018
         320   Iridium LLC/Capital Corp., Series A 13.00%,
                 7/15/05........................................       342
      (e)300   Jet Equipment Trust, Series 1995-D, 11.44%,
                 11/1/14........................................       406
      (e)300   Jet Equipment Trust, Series C-1, 11.79%,
                 6/15/13........................................       409
       1,150   Kmart Funding Corp. 8.80%, 7/1/10................     1,190
       1,425   Lenfest Communications 8.375%, 11/1/05...........     1,514
       (e)70   Lenfest Communications 7.625%, 2/15/08...........        72
         950   Musicland Group, Inc. 9.875%, 3/15/08............       945
  (e,n)1,760   NEXTLINK Communications, Inc. 0.00%, 4/15/08.....     1,078
      (e)525   NSM Steel Lts. Units 12.25%, 2/1/08..............       462
         200   Navistar Financial Corp., Series B, 9.00%,
                 6/1/02.........................................       209
      (n)565   Nextel Communications 0.00%, 8/15/04.............       548
    (n)2,775   Nextel Communications 0.00%, 9/15/07.............     1,859
         256   Niagara Mohawk Power Series G 7.75%, 10/1/08.....       262
      (n)442   Niagara Mohawk Power Series H 0.00%, 7/1/10......       304
      (n)990   Norcal Waste Systems 13.50%, 11/15/05............     1,139
      (e)735   Onepoint Communications Corp., Units 14.50%,
                 6/1/08.........................................       691
       1,020   Outdoor Systems, Inc., 8.875%, 6/15/07...........     1,063
       2,400   Paramount Communications 8.25%, 8/1/22...........     2,537
      (e)325   Primus Telecommunications Group 9.875%,
                 5/15/08........................................       318
      (e)165   Psinet, Inc. 10.00%, 2/15/05.....................       168
         320   Qwest Communications International, Series B,
                 10.875%, 4/1/07................................       369
    (n)2,305   Qwest Communications International 0.00%,
                 10/15/07.......................................     1,729
    (e,n)440   Qwest Communications International 0.00%,
                 2/1/08.........................................       317
    (n)3,465   RCN Corp. 0.00%, 10/15/07........................     2,235
          35   RSL Communications Ltd. 12.25%, 11/15/06.........        39



--------------

          96
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)


                                 JUNE 30, 1998


        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------



UNITED STATES (CONT.)


$   (e)1,540   RSL Communications Ltd. 9.125%, 3/1/08...........  $  1,494
       1,000   Revlon Consumer Products 8.125%, 2/1/06..........       999
    (e,n)425   SB Treasury Co. LLC 9.40%, 12/29/49..............       423
         800   SD Warren Co., Series B, 12.00%, 12/15/04........       886
    (e)2,000   Samsung Electronics Co. 9.75%, 5/1/03............     1,797
         900   Sinclair Broadcast Group 9.00%, 7/15/07..........       927
      (e)530   Smithfield Foods, Inc. 7.625%, 2/15/08...........       529
       1,360   Snyder Oil Corp. 8.75%, 6/15/07..................     1,374
       2,232   Southland Corp. 5.00%, 12/15/03..................     1,939
         825   Station Casinos, Inc. 9.75%, 4/15/07.............       931
    (n)1,475   TCI Satellite Entertainment 0.00%, 2/15/07.......       996
    (n)1,075   Teleport Communications 0.00%, 7/1/07............       926
       1,980   Tenet Healthcare Corp. 8.625%, 1/15/07...........     2,042
         500   Tenet Healthcare Corp. 8.125%, 12/1/08...........       503
    (e,n)750   Wam!Net, Inc. 0.00%, 3/1/05......................       476
         595   Western Financial Bank 8.875%, 8/1/07............       558
                                                                  --------
                                                                    69,077
                                                                  --------
  TOTAL CORPORATE BONDS & NOTES (COST $114,989).................   112,328
                                                                  --------
  ASSET BACKED SECURITIES (0.7%)
    UNITED STATES (0.7%)
      (e)698   Aircraft Lease Portfolio Securitization Ltd.,
                 Series 1996-1, Class D 12.75%, 6/15/06.........       698
      (e)894   Commercial Financial Services, Inc., Series
                 1997-5, Class A1 7.72%, 6/15/05................       900
      (e)633   Long Beach Acceptance Auto Grantor Trust 1997-1,
                 Class B, 14.22%, 10/26/03......................       632
                                                                  --------
  TOTAL ASSET BACKED SECURITIES (COST $2,235)...................     2,230
                                                                  --------
  COLLATERALIZED MORTGAGE OBLIGATIONS (0.9%)
    UNITED STATES (0.9%)
      36,916   DLJ Mortgage Acceptance Corp., Series 1997-CF2,
                 Class S, IO, 0.36%, 10/15/30...................       958
  (e,h)1,016   DLJ Mortgage Acceptance Corp., Series 1996-CF2,
                 Class S, IO, 1.64%, 11/12/21...................        83
      (e)535   First Home Mortgage Acceptance Corp., Series
                 1996-B, Class C, 7.93%, 11/1/18................       483
       1,137   OHA Grantor Trust, 11.00%, 9/15/03...............     1,120
                                                                  --------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $2,568).......     2,644
                                                                  --------
  EUROBONDS (5.2%)
    ARGENTINA (2.8%)
  (e,h)2,500   Acindar Industria Argentina 11.55%, 11/12/98.....     2,523
    (h)6,470   Republic of Argentina, Series L, 6.625%,
                 3/31/05........................................     5,722
                                                                  --------
                                                                     8,245
                                                                  --------
    RUSSIA (1.2%)
    (e)5,050   Mosenergo Finance BV 8.375%, 10/9/02.............     3,529
                                                                  --------
    TURKEY (1.2%)
       3,750   Export Credit Bank of Turkey 9.00%, 8/18/00......     3,713
                                                                  --------
  TOTAL EUROBONDS (COST $17,021)................................    15,487
                                                                  --------
  FOREIGN GOVERNMENT & AGENCY OBLIGATIONS (41.5%)
    ARGENTINA (3.5%)
      11,400   Republic of Argentina 9.75%, 9/19/27.............    10,568
                                                                  --------
        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------
    BRAZIL (10.6%)
$     12,100   Federative Republic of Brazil, 9.375%, 4/7/08....  $ 10,878
   (h)14,793   Federative Republic of Brazil, Series EI-L,
                 Floating Rate 6.625%, 4/15/06..................    12,181
      11,718   Republic of Brazil "C" PIK 8.00%, 4/15/14........     8,635
                                                                  --------
                                                                    31,694
                                                                  --------
    BULGARIA (1.1%)
    (n)5,500   Bulgaria Front Loaded Interest Reduction Bond
                 2.25%, 7/28/12.................................     3,407
                                                                  --------
    COLOMBIA (0.9%)
    (h)2,778   Republic of Colombia Hercules 6.875%, 12/15/03...     2,598
                                                                  --------
    ECUADOR (1.0%)
    (e)3,000   Conecel 14.00%, 5/1/02...........................     3,000
                                                                  --------
    JAMAICA (1.7%)
       3,000   Government of Jamaica 12.00%, 7/19/99............     3,090
      (e)300   Government of Jamaica 10.875%, 6/10/05...........       300
       2,000   Mechala Group Jamaica Ltd., Series B 12.75%,
                 12/30/99.......................................     1,840
                                                                  --------
                                                                     5,230
                                                                  --------
    MEXICO (9.5%)
   ZAR 8,000   National Financiera 17.00%, 2/26/99..............     1,325
$      7,700   United Mexican States 9.875%, 1/15/07............     8,014
       3,500   United Mexican States 8.625%, 3/12/08............     3,397
       8,950   United Mexican States 11.375%, 9/15/16...........     9,979
       4,900   United Mexican States 11.50%, 5/15/26............     5,570
                                                                  --------
                                                                    28,285
                                                                  --------
    PERU (0.9%)
  (e,n)3,950   Republic of Peru Front Loaded Interest Reduction
                 Bond 3.25%, 3/7/17.............................     2,207
         700   Republic of Peru Front Loaded Interest Reduction
                 Bond 3.25%, 3/7/17.............................       391
                                                                  --------
                                                                     2,598
                                                                  --------
    RUSSIA (11.1%)
       6,000   Ministry of Finance 14.00%, 5/19/99..............     5,078
    (e)8,050   Ministry of Finance 11.75%, 6/10/03..............     7,124
      13,950   Ministry of Finance 10.00%, 6/26/07..............    10,550
    (e)7,400   Ministry of Finance 12.75%, 6/24/28..............     6,614
         208   Republic of Russia 6.625%, 12/15/15..............       116
           4   Ministry of Finance Tranche VI GDR 3.00%,
                 5/14/03........................................         2
    (e)3,800   Unexim International Finance BV 9.875%, 8/1/00...     2,893
         900   Unexim International Finance BV 9.875%, 8/1/00...       685
                                                                  --------
                                                                    33,062
                                                                  --------
    THAILAND (0.8%)
       2,290   Kingdom of Thailand 8.70%, 8/1/99................     2,297
                                                                  --------
    VENEZUELA (0.4%)
    (h)1,357   Republic of Venezuela Discount Bond, Series L,
                 6.625%, 12/18/07...............................     1,111
                                                                  --------
  TOTAL FOREIGN GOVERNMENT & AGENCY OBLIGATIONS
    (COST $133,981).............................................   123,850
                                                                  --------



                                                         -----------------------

                                                                    97
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)


                                 JUNE 30, 1998


        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------
LOAN AGREEMENTS (2.5%)
    GABON (1.1%)
$   (h)4,376   Republic of Gabon Syndicated Loan, 6.69%,
                 4/1/04.........................................  $  3,479
                                                                  --------
    JAMAICA (0.3%)
      (h)938   Republic of Jamaica Syndicated Loan, 6.44%,
                 12/1/05........................................       858
                                                                  --------
    RUSSIA (1.1%)
    (h)6,750   Republic of Russia Syndicated Loan, 3.31%,
                 12/15/20.......................................     3,206
                                                                  --------
TOTAL LOAN AGREEMENTS (COST $8,080).............................     7,543
                                                                  --------
      SHARES
------------
PREFERRED STOCKS (1.1% )
    UNITED STATES (1.1%)
    (a)3,250   Concentric Network Corp. 13.50%..................       323
       (a)17   IXC Communications, Inc. PIK 9.50%...............        20
           3   Time Warner, Inc., Series M, 10.25%..............     2,986
                                                                  --------
TOTAL PREFERRED STOCKS (COST $3,298)............................     3,329
                                                                  --------
UNITS (0.4%)
  UNITED STATES (0.4%)
      (e)885   AMSC Acquisition Co. 12.25%, 4/1/08..............       832
    (e,n)500   Viatel, Inc. 0.00%, 4/15/08......................       301
                                                                  --------
TOTAL UNITS (COST $1,216).......................................     1,133
                                                                  --------
   NO. OF
  WARRANTS
------------
WARRANTS (0.0%)
    UNITED STATES (0.0%)
      (a)325   Concentric Network Corp. (COST $0)...............        --
                                                                  --------
TOTAL FOREIGN & U.S. SECURITIES (90.0%) (COST $283,388).........   268,544
                                                                  --------



        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)

--------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.9%)
  REPURCHASE AGREEMENT (3.9% )
$     11,543   Chase Securities, Inc., 5.40%, dated 6/30/98, due
                 7/1/98, to be repurchased at $11,545,
                 collateralized by $10,410 U.S. Treasury Notes,
                 7.875%, due 11/15/04, valued at $11,799.
                 (COST $11,543).................................  $ 11,543
                                                                  --------
TOTAL INVESTMENTS IN SECURITIES (93.9%) (COST $294,931).........   280,087
                                                                  --------
FOREIGN CURRENCY (0.2%)
   FRF 3,213   French Franc (COST $569).........................       531
                                                                  --------
TOTAL INVESTMENTS (94.1%) (COST $295,500).......................   280,618
OTHER ASSETS IN EXCESS OF LIABILITIES (5.9%)....................    17,559
                                                                  --------
NET ASSETS (100%)...............................................  $298,177
                                                                  --------
                                                                  --------


---------------


(a)   --  Non-income producing security
(e)   --  144A Security - certain conditions for public sale may exist.
(h)   --  Variable/floating rate security - rate disclosed is as of June 30,
          1998.
(n) -- Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1998. Maturity date disclosed is the ultimate maturity date.
ARP   --  Argentine Peso
DEM   --  German Mark
FRF   --  French Franc
GDR   --  Global Depositary Receipt
PIK   --  Payment-In-Kind. Income may be received in additional securities or cash at the discretion of the issuer.
IO    --  Interest only
ZAR   --  South African Rand



--------------------------------------------------------------------------------


FOREIGN CURRENCY EXCHANGE INFORMATION:


Under the terms of forward foreign currency contracts open at June 30, 1998, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:



 CURRENCY                         IN EXCHANGE           NET UNREALIZED
TO DELIVER   VALUE   SETTLEMENT       FOR       VALUE    GAIN (LOSS)
  (000)      (000)      DATE         (000)      (000)       (000)
----------   ------  ----------   -----------   ------  --------------
  DEM  625   $  348   9/25/98       $  351      $  351       $  4
 ZAR 8,226    1,384    7/7/98       $1,600       1,600        215
             ------                             ------      -----
             $1,732                             $1,951       $219
             ------                             ------      -----
             ------                             ------      -----


---------------


DEM   --  German Mark
ZAR   --  South African Rand


--------------------------------------------------------------------------------


                      SUMMARY OF FOREIGN & U.S. SECURITIES
                     BY INDUSTRY CLASSIFICATION (UNAUDITED)



                                                                                          VALUE     PERCENT OF
INDUSTRY                                                                                  (000)     NET ASSETS
--------------------------------------------------------------------------------------  ---------  -------------
Foreign Government & Agency Obligations...............................................  $ 123,850        41.6%
Multi-Industry........................................................................     38,210        12.8
Telecommunications....................................................................     27,121         9.1
Finance...............................................................................     23,958         8.0
Eurobonds.............................................................................     15,487         5.2
Services..............................................................................     11,322         3.8
Loan Agreements.......................................................................      7,543         2.5
Collateralized Mortgage Obligations & Asset Backed Securities.........................      4,874         1.6
Consumer Goods........................................................................      4,074         1.4
Broadcast--Radio & Television.........................................................      3,265         1.1
Technology............................................................................      2,458         0.8
Materials.............................................................................      2,054         0.7
Utilities.............................................................................      1,604         0.6
Energy................................................................................      1,374         0.4
Transportation........................................................................      1,350         0.4
                                                                                        ---------         ---
                                                                                        $ 268,544        90.0%
                                                                                        ---------         ---
                                                                                        ---------         ---


--------------
          98
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                                 JUNE 30, 1998



                                                                                                               GOVERNMENT
                                                                                               GLOBAL  GLOBAL  OBLIGATIONS
                                       AGGRESSIVE  AMERICAN     ASIAN  EMERGING    GLOBAL      EQUITY   FIXED       MONEY
                                           EQUITY     VALUE    GROWTH   MARKETS    EQUITY  ALLOCATION  INCOME      MARKET
                                             FUND      FUND      FUND      FUND      FUND        FUND    FUND        FUND
                                            (000)     (000)     (000)     (000)     (000)       (000)   (000)       (000)
-------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in Securities, at Value
    See accompanying portfolios        $  218,999  $614,977  $ 97,565  $141,340  $771,187  $  609,960  $7,602  $   56,317
  Foreign Currency                             --        --     6,231     2,073     2,159       1,543       5          --
  Cash                                         --        --        --        --         1          --      --          --
  Margin Deposit on Futures                    --        --        --        --        --       4,224      --          --
  Receivable for:
    Investments Sold                        3,422     8,168       385     1,148        --          99      --          --
    Variation of Futures Contracts             --        --        --        --        --         518      --          --
    Fund Shares Sold                        1,715     7,810       177       408     3,166       1,902      14          --
    Dividends                                  86       324       348       429     1,672       1,374      --          --
    Interest                                    2        10         1       377         7          19     180         102
    Security Lending Income                    --        --        --        --        --          13      --          --
    Foreign Withholding Tax Reclaim            --        --        24        41       342         301      --          --
  Net Unrealized Gain on Foreign
    Currency Exchange Contracts                --        --        --       763        --          --      11          --
  Deferred Organizational Costs                26         1        --         3        35          --      --          --
  Receivable from Investment Adviser           --        --        26        --        --          --      16          --
  Securities, at Value, Held as
    Collateral for Securities Loaned           --        --        --        --        --      21,788      --          --
  Other                                         1         3        53         2         5          56      --           7
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
    Total Assets                          224,251   631,293   104,810   146,584   778,574     641,797   7,828      56,426
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
LIABILITIES:
  Payable for:
    Investments Purchased                   4,001    11,702       955       723     2,321       3,890      --          --
    Fund Shares Redeemed                      338       930     1,247     1,844       447      17,200      31          --
    Bank Overdraft                             --        --        --     2,218        --           6      --           2
    Dividends Declared                          6        --        --        --        --          54      23          58
    Investment Advisory Fees                   82       255        --        38       625         384      --          18
    Administrative Fees                        43       119        23        35       158         109       2           2
    Custody Fees                                4         1       233       394        83         346       3           1
    Professional Fees                          18        18        40        43        49          70      20          17
    Distribution Fees                         262       684       127       178     1,175         554       6          20
    Shareholder Reporting Expenses             24        52        29        18        71          94       6          --
    Transfer Agent Fees                        23        46        36        20        61         244       6
    Directors' Fees and Expenses                5         8        16        10         9          49       5           6
    Securities Lending Expense                 --        --        --        --        --          15      --          --
    Filing and Registration Fees               40       141        --         9       202          19      --          --
    Deferred Country Tax                       --        --        21        27        --          --      --          --
    Collateral on Securities Loaned            --        --        --        --        --      21,788      --          --
  Net Unrealized Loss on Foreign
    Currency Exchange Contracts                --        --         1        --        64         513      --          --
  Unrealized Loss on Swap Agreements           --        --        --       932        --          --      --          --
  Other                                         1        --         5        33        --         382      --          --
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
  Total Liabilities                         4,847    13,956     2,733     6,522     5,265      45,717     102         124
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
  NET ASSETS                           $  219,404  $617,337  $102,077  $140,062  $773,309  $  596,080  $7,726  $   56,302
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------


                                                         -----------------------
                                                                    99
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                                 JUNE 30, 1998  (CONT.)



                                           HIGH
                                          YIELD                                                            WORLDWIDE
                                        & TOTAL  INTERNATIONAL     LATIN     MONEY  U.S. REAL                   HIGH
                                         RETURN     MAGNUM   AMERICAN     MARKET      ESTATE       VALUE      INCOME
                                           FUND       FUND       FUND       FUND        FUND        FUND        FUND
                                          (000)      (000)      (000)      (000)       (000)       (000)       (000)
--------------------------------------------------------------------------------------------------------------------

ASSETS:
  Investments in Securities, at Value
    See accompanying portfolios        $ 33,855  $ 133,555  $  81,939  $ 118,940  $   35,190  $  314,648  $  280,087
  Foreign Currency                           --        699      1,123         --          --          --         531
  Cash                                       --         --         66         --           5          69       1,878
  Receivable for:
    Investments Sold                         --        419        336         --       1,045       1,714      12,012
    Fund Shares Sold                        360      1,928        266         --         145       2,067       2,617
    Dividends                                --        309        230         --         298         378           1
    Interest                                470          3         --        657           5           6       6,707
    Security Lending Income                  --         --         --         --          --          --          --
    Foreign Withholding Tax Reclaim          --        105         --         --          --          --          --
  Net Unrealized Gain on Foreign
    Currency Exchange Contracts              --        268         --         --          --          --         219
  Deferred Organizational Costs              14         22          3         --          11           6           3
  Other                                      --          1          3         41          13           2           2
                                       --------  ---------  ---------  ---------  ----------  ----------  ----------
    Total Assets                         34,699    137,309     83,966    119,638      36,712     318,890     304,057
                                       --------  ---------  ---------  ---------  ----------  ----------  ----------
LIABILITIES:
  Payable for:
    Investments Purchased                    --      2,716         --         --         249       1,488       2,408
    Fund Shares Redeemed                     31        358        356         --         106         836         609
    Bank Overdraft                            7          6         --        156          --          --          --
    Dividends Declared                      192         --         --         40           6          --       2,070
    Investment Advisory Fees                  6         45        116         35           6         195         183
    Administrative Fees                       7         28         24          1           8          65          62
    Custody Fees                              2         69         73         --           9          35          24
    Professional Fees                        15         19         21         17          15          36          35
    Distribution Fees                        44        131         99          1          37         346         388
    Shareholder Reporting Expenses            6         13         12         --           4          26          17
    Transfer Agent Fees                       4         19         26          1           6          16          28
    Directors' Fees and Expenses              4          5          6         11           5           6           9
    Filing and Registration Fees              3         22          5         --           4          89          39
    Country Tax                              --         --          5         --          --          --          --
  Other                                      --         --          1         --          --          --           8
                                       --------  ---------  ---------  ---------  ----------  ----------  ----------
  Total Liabilities                         321      3,431        744        262         455       3,138       5,880
                                       --------  ---------  ---------  ---------  ----------  ----------  ----------
  NET ASSETS                           $ 34,378  $ 133,878  $  83,222  $ 119,376  $   36,257  $  315,752  $  298,177
                                       --------  ---------  ---------  ---------  ----------  ----------  ----------
                                       --------  ---------  ---------  ---------  ----------  ----------  ----------


------------------
         100
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                                 JUNE 30, 1998  (CONT.)



                                                                                                               GOVERNMENT
                                                                                               GLOBAL  GLOBAL  OBLIGATIONS
                                       AGGRESSIVE  AMERICAN     ASIAN  EMERGING    GLOBAL      EQUITY   FIXED       MONEY
                                           EQUITY     VALUE    GROWTH   MARKETS    EQUITY  ALLOCATION  INCOME      MARKET
                                             FUND      FUND      FUND      FUND      FUND        FUND    FUND        FUND
                                            (000)     (000)     (000)     (000)     (000)       (000)   (000)       (000)
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
  Capital Stock at Par                 $       11  $     21  $     16  $     18  $     70  $      233  $    1  $       62
  Paid in Capital in Excess of Par        198,527   565,577   253,634   206,540   709,605     500,322   7,794      56,291
  Undistributed (Distributions in
    Excess of) Net Investment Income           (4)       (6)   (1,200)   (1,090)    1,301       4,082    (150)         38
  Accumulated (Distributions in
    Excess of) Net Realized Gain
    (Loss)                                 14,747    34,999  (126,890)  (28,054)      978      12,058      21         (89)
  Unrealized Appreciation
    (Depreciation) on Investments and
    Foreign Currency Translations**         6,123    16,746   (23,483)  (37,352)   61,355      79,385      60          --
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
NET ASSETS                             $  219,404  $617,337  $102,077  $140,062  $773,309  $  596,080  $7,726  $   56,302
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
CLASS A SHARES:
  Net Assets                           $   64,035  $220,100  $ 47,128  $ 74,959  $ 80,508  $  261,633  $4,413  $   56,302
  Shares Issued and Outstanding
    ($.001 par value)
    (Authorized 2,625,000,000)              3,200    10,315     7,218     9,388     7,239      15,695     440      56,414
  Net Asset Value and Redemption
    Price Per Share                    $    20.01  $  21.34  $   6.53  $   7.98  $  11.12  $    16.67  $10.02  $     1.00
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
  Maximum Sales Charge                      5.75%     5.75%     5.75%     5.75%     5.75%       5.75%   4.75%          --

  Maximum Offering Price Per Share
    (Net Asset Value Per Share X 100
    / (100 - maximum sales charge))    $    21.23  $  22.64  $   6.93  $   8.38  $  11.80  $    17.69  $10.52          --
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
CLASS B SHARES:
  Net Assets                           $  130,497  $269,836  $ 26,126  $ 36,423  $623,229  $  225,797  $1,425          --
  Shares Issued and Outstanding
    ($.001 par value)
    (Authorized 2,625,000,000)              6,634    12,730     4,143     4,679    56,269      13,987     143          --
  Net Asset Value and Offering Price
    Per Share***                       $    19.67  $  21.20  $   6.31  $   7.78  $  11.08  $    16.14  $ 9.97          --
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
CLASS C SHARES:
  Net Assets                           $   24,872  $127,401  $ 28,823  $ 28,680  $ 69,572  $  108,650  $1,888          --
  Shares Issued and Outstanding
    ($.001 par value)
    (Authorized 2,625,000,000)              1,265     6,008     4,583     3,681     6,282       6,666     190          --
  Net Asset Value and Offering Price
    Per Share***                       $    19.66  $  21.20  $   6.29  $   7.79  $  11.07  $    16.30  $ 9.96          --
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------

  Investments at Cost, Including
    Foreign Currency                   $  212,876  $598,231  $127,293  $180,615  $711,914  $  532,332  $7,557  $   56,317
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------


---------------


  * Includes repurchase agreements aggregating $10,586,000, $67,722,000, $5,971,000, $4,983,000, $46,443,000, $125,328,000, $390,000,
     $9,398,000, $1,424,000, $18,731,000 $2,772,000, $19,615,000, $537,000,
     $42,983,000 and $11,543,000 for Aggressive Equity Fund, American Value Fund, Asian Growth Fund, Emerging Markets Fund, Global Equity Fund, Global Equity Allocation Fund, Global Fixed Income Fund, Government Obligations Money Market Fund, High Yield & Total Return Fund, International Magnum Fund, Latin American Fund, Money Market Fund, U.S. Real Estate Fund, Value Fund, and Worldwide High Income Fund, respectively.
 ** Net of accrual for country tax of U.S. $8,000 for Asian Growth Fund and $26,000 for Emerging Markets Fund.
***  Redemption price may be subject to a contingent deferred sales charge.



                                                         -----------------------
                                                                    101
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                                 JUNE 30, 1998  (CONT.)



                                          HIGH
                                         YIELD                                                             WORLDWIDE
                                       & TOTAL  INTERNATIONAL     LATIN     MONEY  U.S. REAL                    HIGH
                                        RETURN         MAGNUM  AMERICAN    MARKET     ESTATE      VALUE       INCOME
                                          FUND           FUND      FUND      FUND       FUND       FUND         FUND
                                         (000)          (000)     (000)     (000)      (000)      (000)        (000)
--------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
  Capital Stock at Par                 $    27  $           9  $      7  $    119  $       2  $      30    $      24
  Paid in Capital in Excess of Par      33,531        121,221   106,175   119,334     34,797    309,683      310,969
  Undistributed (Distributions in
    Excess of) Net Investment
    Income                                  36          1,524       (95)       (6)         4        (45)         781
  Accumulated (Distributions in
    Excess of) Net Realized
    Gain (Loss)                            574            874    (9,525)      (71)     1,305      4,863        1,096
  Unrealized Appreciation
    (Depreciation) on Investments and
    Foreign Currency Translations**        210         10,250   (13,340)       --        149      1,221      (14,693)
                                       -------  -------------  --------  --------  ---------  ---------    ---------
NET ASSETS                             $34,378  $     133,878  $ 83,222  $119,376  $  36,257  $ 315,752    $ 298,177
                                       -------  -------------  --------  --------  ---------  ---------    ---------
                                       -------  -------------  --------  --------  ---------  ---------    ---------
CLASS A SHARES:
  Net Assets                           $ 7,814  $      66,817  $ 44,439  $119,376  $  16,873  $ 137,447    $  91,579
  Shares Issued and Outstanding
    ($.001 par value)
    (Authorized 2,625,000,000)             617          4,501     3,890   119,514      1,081     13,057        7,347
  Net Asset Value and Redemption
    Price Per Share                    $ 12.66  $       14.85  $  11.42  $   1.00  $   15.61  $   10.53    $   12.46
                                       -------  -------------  --------  --------  ---------  ---------    ---------
                                       -------  -------------  --------  --------  ---------  ---------    ---------
  Maximum Sales Charge                   4.75%          5.75%     5.75%        --      5.75%      5.75%        4.75%

  Maximum Offering Price Per Share
    (Net Asset Value Per Share X 100
    / (100 - maximum
    sales charge))                     $ 13.43  $       15.76  $  12.12        --  $   16.39  $   11.17    $   13.08
                                       -------  -------------  --------  --------  ---------  ---------    ---------
                                       -------  -------------  --------  --------  ---------  ---------    ---------
CLASS B SHARES:
  Net Assets                           $18,419  $      51,541  $ 24,206        --  $  15,197  $ 142,741    $ 146,401
  Shares Issued and Outstanding
    ($.001 par value)
    (Authorized 2,625,000,000)           1,458          3,500     2,195        --        978     13,576       11,810
  Net Asset Value and Offering Price
    Per Share***                       $ 12.63  $       14.72  $  11.03        --  $   15.54  $   10.51    $   12.40
                                       -------  -------------  --------  --------  ---------  ---------    ---------
                                       -------  -------------  --------  --------  ---------  ---------    ---------
CLASS C SHARES:
  Net Assets                           $ 8,145  $      15,520  $ 14,577        --  $   4,187  $  35,564    $  60,197
  Shares Issued and Outstanding
    ($.001 par value)
    (Authorized 2,625,000,000)             645          1,050     1,321        --        269      3,386        4,854
  Net Asset Value and Offering Price
    Per Share***                       $ 12.63  $       14.78  $  11.04        --  $   15.55  $   10.50    $   12.40
                                       -------  -------------  --------  --------  ---------  ---------    ---------
                                       -------  -------------  --------  --------  ---------  ---------    ---------

  Investments at Cost, Including
    Foreign Currency                   $33,645  $     124,261  $ 96,394  $118,940  $  35,041  $ 313,426    $ 295,500
                                       -------  -------------  --------  --------  ---------  ---------    ---------
                                       -------  -------------  --------  --------  ---------  ---------    ---------


------------------
         102
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                            YEAR ENDED JUNE 30, 1998



                                                                                                               GOVERNMENT
                                                                                               GLOBAL  GLOBAL  OBLIGATIONS
                                       AGGRESSIVE  AMERICAN      ASIAN  EMERGING  GLOBAL*      EQUITY   FIXED       MONEY
                                           EQUITY     VALUE     GROWTH   MARKETS   EQUITY  ALLOCATION  INCOME      MARKET
                                             FUND      FUND       FUND      FUND     FUND        FUND    FUND        FUND
                                            (000)     (000)      (000)     (000)    (000)       (000)   (000)       (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                            $    1,061  $  3,096  $   2,836  $  3,788  $ 9,475  $    5,332  $   --  $       --
  Interest                                    350     1,345        519     1,019    2,619       2,018     502       3,830
  Security Lending                             --        --         --        --       --         152      --          --
  Less Foreign Taxes Withheld                  --        --       (266)     (183)    (885)       (311)     (4)         --
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
   Total Income                             1,411     4,441      3,089     4,624   11,209       7,191     498       3,830
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
EXPENSES:
  Investment Advisory Fees                  1,127     2,691      1,823     2,462    4,344       2,399      69         289
    Less: Fees Waived                        (279)     (267)      (266)     (553)      --        (292)    (69)       (183)
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
  Net Investment Advisory Fees                848     2,424      1,557     1,909    4,344       2,107      --         106
  Administrative Fees                         316       799        463       522    1,089         657      27          70
  Custodian Fees                               55        68        650       912      150         271      14          17
  Filing and Registration Fees                 39       141         --         8       --          --      --          --
  Directors' Fees and Expenses                  7         9         12        26       12          13       6           7
  Professional Fees                            32        33         39        66       52          50      29           4
  Shareholder Reports                          79       121        109       100      141         103      39          37
  Transfer Agent Fees                         102       189        270       141      274         148      22          --
  Dividend Expense for Securities
    Sold Short                                  1
  Distribution Fees
    Class A                                   100       289        224       263      108         219      14         343
    Class B                                   706     1,232        379       452    3,543         673      15          --
    Class C                                   141       766        558       465      368         843      21          --
  Amortization of Organizational
    Costs                                      11         4          5         3       44           6       6          --
  Blue Sky Fees                                67       123         81        84      232          67      37          64
  Country Tax Expense                          --        --        108       231       --          --      --          --
  Security Lending Expense                     --        --         --        --       --          28      --          --
  Other                                         4        34         13        59        8          13       4           2
  Expenses Reimbursed by Adviser               --        --         --        --       --          --     (72)         --
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
   Net Expenses                             2,508     6,232      4,468     5,241   10,365       5,198     162         650
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
Net Investment Income (Loss)               (1,097)   (1,791)    (1,379)     (617)     844       1,993     336       3,180
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
NET REALIZED GAIN (LOSS) ON:
  Investments                              23,535    45,496   (116,787)  (22,635)     978      23,954    (104)          2
  Foreign Currency Transactions                --        --       (408)     (225)     711       3,262      45          --
  Futures and Swaps                            --        --         --      (376)      --       6,360      --          --
  Securities Sold Short                      (506)       --         --                 --          --      --          --
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
   Net Realized Gain (Loss)                23,029    45,496   (117,195)  (23,236)   1,689      33,576     (59)          2
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
  Investments                               2,407     4,044    (58,679)  (57,931)  61,447      47,367     145          --
  Foreign Currency Translations                --        --         67     1,186      (92)       (793)     33          --
  Futures and Swaps                            --        --         --      (932)      --         724      --          --
  Securities Sold Short                       237        --         --        --       --          --      --          --
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
    Change in Unrealized
      Appreciation/Depreciation             2,644     4,044    (58,612)  (57,677)  61,355      47,298     178          --
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
Net Realized Gain (Loss) and Change
  in Unrealized
  Appreciation/Depreciation                25,673    49,540   (175,807)  (80,913)  63,044      80,874     119           2
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS            $   24,576  $ 47,749  $(177,186) $(81,530) $63,888  $   82,867  $  455  $    3,182
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------


---------------


  *  Commencement of operations was October 29, 1997.

                                                         -----------------------
                                                                    103
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                        YEAR ENDED JUNE 30, 1998 (CONT.)



                                         HIGH
                                        YIELD
                                            &                                                      WORLDWIDE
                                        TOTAL  INTERNATIONAL     LATIN   MONEY  U.S. REAL               HIGH
                                       RETURN         MAGNUM  AMERICAN  MARKET     ESTATE  VALUE*     INCOME
                                         FUND           FUND      FUND    FUND       FUND    FUND       FUND
                                        (000)          (000)     (000)   (000)      (000)   (000)      (000)
------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                            $   93  $       2,088  $  2,387  $   --  $   1,461  $3,434  $     214
  Interest                              2,046            661       203   9,435        115   1,511     24,212
  Security Lending                         --             --        --      --         --      --         --
  Less Foreign Taxes Withheld              --           (261)      (52)     --         --      --         --
                                       ------         ------  --------  ------  ---------  ------  ---------
   Total Income                         2,139          2,488     2,538   9,435      1,576   4,945     24,426
                                       ------         ------  --------  ------  ---------  ------  ---------
EXPENSES:
  Investment Advisory Fees                185            709     1,416     680        343   1,589      1,864
    Less: Fees Waived                    (158)          (148)     (169)   (195)      (185)   (278)        --
                                       ------         ------  --------  ------  ---------  ------  ---------
  Net Investment Advisory Fees             27            561     1,247     485        158   1,311      1,864
  Administrative Fees                      64            237       335     162         89     500        626
  Custodian Fees                           13            152       208      31         44     116         59
  Filing and Registration Fees              3             22         3      --          4      89         42
  Directors' Fees and Expenses              6              7         9       7          6       8          9
  Professional Fees                        27             42        49      --         23      31         54
  Shareholder Reports                      41             56        74      51         35      80        112
  Transfer Agent Fees                      20             81       101                 31     104        135
  Distribution Fees
    Class A                                18            104       164     825         45     236        216
    Class B                               123            356       264      --        120     845      1,101
    Class C                                50            112       214      --         37     194        517
  Amortization of Organizational
    Costs                                   5              7         4      --         10      63          4
  Blue Sky Fees                            36             69        75      56         46     104         72
  Country Tax Expense                      --             --       162      --         --      --         --
  Other                                     5              3         9       4          3       4         24
                                       ------         ------  --------  ------  ---------  ------  ---------
   Net Expenses                           438          1,809     2,918   1,621        651   3,685      4,835
                                       ------         ------  --------  ------  ---------  ------  ---------
Net Investment Income (Loss)            1,701            679      (380)  7,814        925   1,260     19,591
                                       ------         ------  --------  ------  ---------  ------  ---------
NET REALIZED GAIN (LOSS) ON:
  Investments                           1,119            927     4,800      28      2,646   5,893     11,805
  Foreign Currency Transactions            --            948      (224)     --         --      --        213
                                       ------         ------  --------  ------  ---------  ------  ---------
   Net Realized Gain                    1,119          1,875     4,576      28      2,646   5,893     12,018
                                       ------         ------  --------  ------  ---------  ------  ---------
CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
  Investments                            (585)         5,933   (27,218)     --     (1,683)  1,221    (28,594)
  Foreign Currency Translations            --            133        12      --         --      --        159
                                       ------         ------  --------  ------  ---------  ------  ---------
    Change in Unrealized
      Appreciation/Depreciation          (585)         6,066   (27,206)     --     (1,683)  1,221    (28,435)
                                       ------         ------  --------  ------  ---------  ------  ---------
Net Realized Gain (Loss) and Change
  in Unrealized
  Appreciation/Depreciation               534          7,941   (22,630)     28        963   7,114    (16,417)
                                       ------         ------  --------  ------  ---------  ------  ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM
  OPERATIONS                           $2,235  $       8,620  $(23,010) $7,842  $   1,888  $8,374  $   3,174
                                       ------         ------  --------  ------  ---------  ------  ---------
                                       ------         ------  --------  ------  ---------  ------  ---------


---------------


  *  Commencement of operations was July 7, 1997.

--------------
         104
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                             AGGRESSIVE EQUITY FUND



                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1998    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment (Loss)                                    $    (1,097)        $   (135)
  Net Realized Gain                                             23,029            3,674
  Change in Unrealized Appreciation/Depreciation                 2,644            3,205
                                                            ----------          -------
  Net Increase in Net Assets Resulting from
    Operations                                                  24,576            6,744
                                                            ----------          -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                           --              (16)
  Class B                                                           --               (5)
  Class C                                                           --               (5)
                                                            ----------          -------
                                                                    --              (26)
                                                            ----------          -------
  Net Realized Gain:
  Class A                                                       (3,187)            (711)
  Class B                                                       (5,696)            (452)
  Class C                                                       (1,157)            (439)
                                                            ----------          -------
                                                               (10,040)          (1,602)
                                                            ----------          -------
  Net Decrease in Net Assets Resulting from
    Distributions                                              (10,040)          (1,628)
                                                            ----------          -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   171,376           57,588
  Distributions Reinvested                                       9,563            1,037
  Redeemed                                                     (42,384)          (7,818)
                                                            ----------          -------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                 138,555           50,807
                                                            ----------          -------
  Total Increase in Net Assets                                 153,091           55,923
NET ASSETS--Beginning of Year                                   66,313           10,390
                                                            ----------          -------
NET ASSETS--End of Year (Including undistributed
  net investment loss of $(4) and $(0),
  respectively)                                            $   219,404         $ 66,313
                                                            ----------          -------
                                                            ----------          -------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  3,038            1,309
     Distributions Reinvested                                      177               35
     Redeemed                                                   (1,340)            (392)
                                                            ----------          -------
   Net Increase in Class A Shares Outstanding                    1,875              952
                                                            ----------          -------
                                                            ----------          -------
   Dollars:
     Subscribed                                            $    59,406         $ 20,966
     Distributions Reinvested                                    3,064              522
     Redeemed                                                  (26,003)          (6,373)
                                                            ----------          -------
   Net Increase                                            $    36,467         $ 15,115
                                                            ----------          -------
                                                            ----------          -------
   Ending Paid in Capital                                  $    56,463         $ 19,996
                                                            ----------          -------
                                                            ----------          -------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  4,818            1,905
     Distributions Reinvested                                      314               18
     Redeemed                                                     (539)             (51)
                                                            ----------          -------
   Net Increase in Class B Shares Outstanding                    4,593            1,872
                                                            ----------          -------
                                                            ----------          -------
   Dollars:
     Subscribed                                            $    92,956         $ 30,344
     Distributions Reinvested                                    5,363              262
     Redeemed                                                  (10,091)            (818)
                                                            ----------          -------
   Net Increase                                            $    88,228         $ 29,788
                                                            ----------          -------
                                                            ----------          -------
   Ending Paid in Capital                                  $   120,092         $ 31,863
                                                            ----------          -------
                                                            ----------          -------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                    982              404
     Distributions Reinvested                                       67               17
     Redeemed                                                     (343)             (42)
                                                            ----------          -------
   Net Increase in Class C Shares Outstanding                      706              379
                                                            ----------          -------
                                                            ----------          -------
   Dollars:
     Subscribed                                            $    19,014         $  6,278
     Distributions Reinvested                                    1,136              252
     Redeemed                                                   (6,290)            (626)
                                                            ----------          -------
   Net Increase                                            $    13,860         $  5,904
                                                            ----------          -------
                                                            ----------          -------
   Ending Paid in Capital                                  $    21,983         $  8,124
                                                            ----------          -------
                                                            ----------          -------
---------------------------------------------------------------------------------------


                                                         -----------------------
                                                                    105
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                              AMERICAN VALUE FUND



                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1998    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                             $    (1,791)        $    424
  Net Realized Gain                                             45,496            6,719
  Change in Unrealized Appreciation/Depreciation                 4,044            7,544
                                                            ----------  ---------------
  Net Increase in Net Assets Resulting from
    Operations                                                  47,749           14,687
                                                            ----------  ---------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                           --             (309)
  Class B                                                           --              (25)
  Class C                                                           --             (133)
  In Excess of Net Investment Income:
  Class A                                                         (122)              (1)
  Class B                                                          (29)              --
  Class C                                                          (25)              --
                                                            ----------  ---------------
                                                                  (176)            (468)
                                                            ----------  ---------------
  Net Realized Gain:
  Class A                                                       (5,303)          (1,555)
  Class B                                                       (5,203)            (209)
  Class C                                                       (3,629)          (1,482)
                                                            ----------  ---------------
                                                               (14,135)          (3,246)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Distributions                                              (14,311)          (3,714)
                                                            ----------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   558,778           38,027
  Distributions Reinvested                                      12,507            3,292
  Redeemed                                                     (69,473)         (13,557)
                                                            ----------  ---------------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                 501,812           27,762
                                                            ----------  ---------------
  Total Increase in Net Assets                                 535,250           38,735
NET ASSETS--Beginning of Year                                   82,087           43,352
                                                            ----------  ---------------
NET ASSETS--End of Year (Including distributions
  in excess of net investment income of $(6) and
  $(1), respectively)                                      $   617,337         $ 82,087
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  9,937            1,025
     Distributions Reinvested                                      269              119
     Redeemed                                                   (1,843)            (538)
                                                            ----------  ---------------
   Net Increase in Class A Shares Outstanding                    8,363              606
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $   205,042         $ 16,463
     Distributions Reinvested                                    5,049            1,785
     Redeemed                                                  (37,455)          (8,501)
                                                            ----------  ---------------
   Net Increase                                            $   172,636         $  9,747
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $   197,990         $ 25,289
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                 12,495              714
     Distributions Reinvested                                      239               15
     Redeemed                                                     (875)             (27)
                                                            ----------  ---------------
   Net Increase in Class B Shares Outstanding                   11,859              702
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $   257,479         $ 11,773
     Distributions Reinvested                                    4,461              228
     Redeemed                                                  (18,025)            (420)
                                                            ----------  ---------------
   Net Increase                                            $   243,915         $ 11,581
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $   257,889         $ 13,891
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                  4,675              623
     Distributions Reinvested                                      160               85
     Redeemed                                                     (671)            (312)
                                                            ----------  ---------------
   Net Increase in Class C Shares Outstanding                    4,164              396
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    96,257         $  9,791
     Distributions Reinvested                                    2,997            1,279
     Redeemed                                                  (13,993)          (4,636)
                                                            ----------  ---------------
   Net Increase                                            $    85,261         $  6,434
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $   109,719         $ 24,423
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------


-----------
         106
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                               ASIAN GROWTH FUND



                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1998    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment (Loss)                                    $    (1,379)        $ (2,748)
  Net Realized (Loss)                                         (117,195)          (4,804)
  Change in Unrealized Appreciation/Depreciation               (58,612)          (2,619)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Operations                                                (177,186)         (10,171)
                                                            ----------  ---------------
DISTRIBUTIONS:
  Net Realized Gain:
  Class A                                                           --              (33)
  Class B                                                           --              (10)
  Class C                                                           --              (24)
  In Excess of Net Realized Gain:
  Class A                                                         (135)          (4,110)
  Class B                                                          (60)          (1,274)
  Class C                                                          (84)          (3,072)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Distributions                                                 (279)          (8,523)
                                                            ----------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   114,898          114,562
  Distributions Reinvested                                         258            8,035
  Redeemed                                                    (188,300)        (220,149)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Capital Share Transactions                                 (73,144)         (97,552)
                                                            ----------  ---------------
  Total Decrease in Net Assets                                (250,609)        (116,246)
NET ASSETS--Beginning of Year                                  352,686          468,932
                                                            ----------  ---------------
NET ASSETS--End of Year (Including net investment
  loss of $(1,200) and $(1,153), respectively)             $   102,077         $352,686
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  9,205            4,724
     Distributions Reinvested                                       15              243
     Redeemed                                                  (12,556)          (8,877)
                                                            ----------  ---------------
   Net Decrease in Class A Shares Outstanding                   (3,336)          (3,910)
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    80,960         $ 77,015
     Distributions Reinvested                                      125            3,930
     Redeemed                                                 (123,834)        (144,501)
                                                            ----------  ---------------
   Net Decrease                                            $   (42,749)        $(63,556)
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $    76,638         $155,944
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  2,181            1,466
     Distributions Reinvested                                        7               77
     Redeemed                                                   (1,929)            (803)
                                                            ----------  ---------------
   Net Increase in Class B Shares Outstanding                      259              740
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    19,723         $ 23,406
     Distributions Reinvested                                       55            1,210
     Redeemed                                                  (19,925)         (12,628)
                                                            ----------  ---------------
   Net Increase (Decrease)                                 $      (147)        $ 11,988
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $    63,990         $ 64,231
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                  1,702              883
     Distributions Reinvested                                       10              184
     Redeemed                                                   (4,222)          (3,989)
                                                            ----------  ---------------
   Net Decrease in Class C Shares Outstanding                   (2,510)          (2,922)
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    14,215         $ 14,140
     Distributions Reinvested                                       78            2,895
     Redeemed                                                  (44,541)         (63,019)
                                                            ----------  ---------------
   Net Decrease                                            $   (30,248)        $(45,984)
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $   113,022         $106,991
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------


                                                         -----------------------
                                                                    107
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                             EMERGING MARKETS FUND



                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1998    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment (Loss)                                    $      (617)        $   (538)
  Net Realized Gain (Loss)                                     (23,236)          14,993
  Change in Unrealized Appreciation/Depreciation               (57,677)           7,475
                                                            ----------  ---------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                            (81,530)          21,930
                                                            ----------  ---------------
DISTRIBUTIONS:
  In Excess of Net Investment Income:
  Class A                                                           --             (291)
  Class B                                                           --              (52)
  Class C                                                           --              (44)
                                                            ----------  ---------------
                                                                    --             (387)
                                                            ----------  ---------------
  Net Realized Gain:
  Class A                                                       (6,225)            (871)
  Class B                                                       (3,112)            (182)
  Class C                                                       (2,878)            (503)
  In Excess of Net Realized Gain:
  Class A                                                       (2,361)              --
  Class B                                                       (1,180)              --
  Class C                                                       (1,091)              --
                                                            ----------  ---------------
                                                               (16,847)          (1,556)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Distributions                                              (16,847)          (1,943)
                                                            ----------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   160,772          133,953
  Distributions Reinvested                                      15,915            1,855
  Redeemed                                                    (151,194)        (111,716)
                                                            ----------  ---------------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                  25,493           24,092
                                                            ----------  ---------------
  Total Increase (Decrease) in Net Assets                      (72,884)          44,079
NET ASSETS--Beginning of Year                                  212,946          168,867
                                                            ----------  ---------------
NET ASSETS--End of Year (Including net investment
  loss and distributions in excess of net
  investment income of $(1,090) and $(659),
  respectively)                                            $   140,062         $212,946
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                 10,304            7,637
     Distributions Reinvested                                      891              104
     Redeemed                                                  (10,645)          (8,424)
                                                            ----------  ---------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                                   550             (683)
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $   114,410         $ 89,680
     Distributions Reinvested                                    8,101            1,103
     Redeemed                                                 (115,555)         (96,827)
                                                            ----------  ---------------
   Net Increase (Decrease)                                 $     6,956         $ (6,044)
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $   107,744         $100,788
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  2,827            2,028
     Distributions Reinvested                                      457               20
     Redeemed                                                   (1,321)            (205)
                                                            ----------  ---------------
   Net Increase in Class B Shares Outstanding                    1,963            1,843
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    33,891         $ 23,982
     Distributions Reinvested                                    4,064              223
     Redeemed                                                  (13,053)          (2,355)
                                                            ----------  ---------------
   Net Increase                                            $    24,902         $ 21,850
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $    56,453         $ 31,551
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class C
   ---------------------
   Shares:
     Subscribed                                                  1,061            1,753
     Distributions Reinvested                                      421               51
     Redeemed                                                   (2,173)          (1,086)
                                                            ----------  ---------------
   Net Increase (Decrease) in Class C Shares
     Outstanding                                                  (691)             718
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    12,471         $ 20,292
     Distributions Reinvested                                    3,750              528
     Redeemed                                                  (22,586)         (12,534)
                                                            ----------  ---------------
   Net Increase (Decrease)                                 $    (6,365)        $  8,286
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $    42,361         $ 48,726
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------


-----------
         108
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                               GLOBAL EQUITY FUND



                                                       OCTOBER 29, 1997* TO
                                                              JUNE 30, 1998
                                                                      (000)
---------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                       $         844
  Net Realized Gain                                                   1,689
  Change in Unrealized Appreciation/Depreciation                     61,355
                                                                 ----------
  Net Increase in Net Assets Resulting from
    Operations                                                       63,888
                                                                 ----------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                               (88)
  Class B                                                              (188)
  Class C                                                               (18)
                                                                 ----------
  Net Decrease in Net Assets Resulting from
    Distributions                                                      (294)
                                                                 ----------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                        739,265
  Distributions Reinvested                                              276
  Redeemed                                                          (29,826)
                                                                 ----------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                      709,715
                                                                 ----------
  Total Increase in Net Assets                                      773,309
NET ASSETS--Beginning of Period                                          --
                                                                 ----------
NET ASSETS--End of Period (Including undistributed
  net investment income of $1,301)                            $     773,309
                                                                 ----------
                                                                 ----------
---------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                       7,876
     Distributions Reinvested                                             8
     Redeemed                                                          (645)
                                                                 ----------
   Net Increase in Class A Shares Outstanding                         7,239
                                                                 ----------
                                                                 ----------
   Dollars:
     Subscribed                                               $      81,031
     Distributions Reinvested                                            78
     Redeemed                                                        (7,009)
                                                                 ----------
   Net Increase                                               $      74,100
                                                                 ----------
                                                                 ----------
   Ending Paid in Capital                                     $      74,096
                                                                 ----------
                                                                 ----------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                      57,900
     Distributions Reinvested                                            19
     Redeemed                                                        (1,650)
                                                                 ----------
   Net Increase in Class B Shares Outstanding                        56,269
                                                                 ----------
                                                                 ----------
   Dollars:
     Subscribed                                               $     588,891
     Distributions Reinvested                                           180
     Redeemed                                                       (17,780)
                                                                 ----------
   Net Increase                                               $     571,291
                                                                 ----------
                                                                 ----------
   Ending Paid in Capital                                     $     571,259
                                                                 ----------
                                                                 ----------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                       6,752
     Distributions Reinvested                                             2
     Redeemed                                                          (472)
                                                                 ----------
   Net Increase in Class C Shares Outstanding                         6,282
                                                                 ----------
                                                                 ----------
   Dollars:
     Subscribed                                               $      69,343
     Distributions Reinvested                                            18
     Redeemed                                                        (5,037)
                                                                 ----------
   Net Increase                                               $      64,324
                                                                 ----------
                                                                 ----------
   Ending Paid in Capital                                     $      64,320
                                                                 ----------
                                                                 ----------
---------------------------------------------------------------------------
* Commencement of operations


                                                         -----------------------
                                                                    109
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                         GLOBAL EQUITY ALLOCATION FUND



                                                            YEAR ENDED          YEAR ENDED
                                                         JUNE 30, 1998       JUNE 30, 1997
                                                                 (000)               (000)
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $     1,993         $       245
  Net Realized Gain                                             33,576              13,170
  Change in Unrealized Appreciation/Depreciation                47,298              17,251
                                                            ----------          ----------
  Net Increase in Net Assets Resulting from
    Operations                                                  82,867              30,666
                                                            ----------          ----------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                       (1,628)             (2,358)
  Class B                                                       (1,028)               (759)
  Class C                                                       (1,187)             (2,093)
                                                            ----------          ----------
                                                                (3,843)             (5,210)
                                                            ----------          ----------
  Net Realized Gain:
  Class A                                                       (8,369)             (2,101)
  Class B                                                       (6,610)               (751)
  Class C                                                       (9,026)             (2,262)
                                                            ----------          ----------
                                                               (24,005)             (5,114)
                                                            ----------          ----------
  Net Decrease in Net Assets Resulting from
    Distributions                                              (27,848)            (10,324)
                                                            ----------          ----------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   399,475              54,525
  Distributions Reinvested                                      26,341               9,826
  Redeemed                                                     (74,620)            (36,345)
                                                            ----------          ----------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                 351,196              28,006
                                                            ----------          ----------
  Total Increase in Net Assets                                 406,215              48,348
NET ASSETS--Beginning of Year                                  189,865             141,517
                                                            ----------          ----------
NET ASSETS--End of Year (Including undistributed
  net investment income of $82 and $2,666,
  respectively)                                            $   596,080         $   189,865
                                                            ----------          ----------
                                                            ----------          ----------
------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                 13,220               1,091
     Distributions Reinvested                                      658                 293
     Redeemed                                                   (2,571)             (1,314)
                                                            ----------          ----------
   Net Increase in Class A Shares Outstanding                   11,307                  70
                                                            ----------          ----------
                                                            ----------          ----------
   Dollars:
     Subscribed                                            $   193,752         $    16,569
     Distributions Reinvested                                    9,235               4,157
     Redeemed                                                  (41,983)            (19,605)
                                                            ----------          ----------
   Net Increase                                            $   161,004         $     1,121
                                                            ----------          ----------
                                                            ----------          ----------
   Ending Paid in Capital                                  $   215,278         $    53,342
                                                            ----------          ----------
                                                            ----------          ----------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                 11,944               1,444
     Distributions Reinvested                                      533                 106
     Redeemed                                                     (902)               (160)
                                                            ----------          ----------
   Net Increase in Class B Shares Outstanding                   11,575               1,390
                                                            ----------          ----------
                                                            ----------          ----------
   Dollars:
     Subscribed                                            $   170,660         $    21,138
     Distributions Reinvested                                    7,277               1,475
     Redeemed                                                  (14,280)             (2,336)
                                                            ----------          ----------
   Net Increase                                            $   163,657         $    20,277
                                                            ----------          ----------
                                                            ----------          ----------
   Ending Paid in Capital                                  $   198,908         $    34,446
                                                            ----------          ----------
                                                            ----------          ----------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                  2,310               1,160
     Distributions Reinvested                                      713                 300
     Redeemed                                                   (1,171)               (995)
                                                            ----------          ----------
   Net Increase in Class C Shares Outstanding                    1,852                 465
                                                            ----------          ----------
                                                            ----------          ----------
   Dollars:
     Subscribed                                            $    35,063         $    16,818
     Distributions Reinvested                                    9,829               4,194
     Redeemed                                                  (18,357)            (14,404)
                                                            ----------          ----------
   Net Increase                                            $    26,535         $     6,608
                                                            ----------          ----------
                                                            ----------          ----------
   Ending Paid in Capital                                  $    86,368         $    59,446
                                                            ----------          ----------
                                                            ----------          ----------
------------------------------------------------------------------------------------------


-----------
         110
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                            GLOBAL FIXED INCOME FUND



                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1998    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $       336         $    436
  Net Realized Gain (Loss)                                         (59)             111
  Change in Unrealized Appreciation/Depreciation                   178              (84)
                                                               -------          -------
  Net Increase in Net Assets Resulting from
    Operations                                                     455              463
                                                               -------          -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                         (219)            (218)
  Class B                                                          (49)             (46)
  Class C                                                          (68)             (74)
  In Excess of Net Investment Income:
  Class A                                                           (4)             (41)
  Class B                                                           (1)              (9)
  Class C                                                           (1)             (14)
                                                               -------          -------
                                                                  (342)            (402)
                                                               -------          -------
  Net Realized Gain:
  Class A                                                          (30)              --
  Class B                                                           (8)              --
  Class C                                                          (11)              --
                                                               -------          -------
                                                                   (49)              --
                                                               -------          -------
  Net Decrease in Net Assets Resulting from
    Distributions                                                 (391)            (402)
                                                               -------          -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                     1,701            4,760
  Distributions Reinvested                                         329              335
  Redeemed                                                      (4,936)          (6,304)
                                                               -------          -------
  Net Decrease in Net Assets Resulting from
    Capital Share Transactions                                  (2,906)          (1,209)
                                                               -------          -------
  Total Decrease in Net Assets                                  (2,842)          (1,148)
NET ASSETS--Beginning of Year                                   10,568           11,716
                                                               -------          -------
NET ASSETS--End of Year (Including distributions
  in excess of net investment income of $(150) and
  $(63), respectively)                                     $     7,726         $ 10,568
                                                               -------          -------
                                                               -------          -------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
  --------------------
  Shares:
    Subscribed                                                      72              256
    Distributions Reinvested                                        22               22
    Redeemed                                                      (298)            (382)
                                                               -------          -------
  Net Decrease in Class A Shares Outstanding                      (204)            (104)
                                                               -------          -------
                                                               -------          -------
  Dollars:
    Subscribed                                             $       714         $  2,529
    Distributions Reinvested                                       226              225
    Redeemed                                                    (2,981)          (3,839)
                                                               -------          -------
  Net Decrease                                             $    (2,041)        $ (1,085)
                                                               -------          -------
                                                               -------          -------
  Ending Paid in Capital                                   $     4,452         $  6,492
                                                               -------          -------
                                                               -------          -------
  Class B:
  --------------------
  Shares:
    Subscribed                                                      58              100
    Distributions Reinvested                                         4                4
    Redeemed                                                       (92)             (76)
                                                               -------          -------
  Net Increase (Decrease) in Class B Shares
    Outstanding                                                    (30)              28
                                                               -------          -------
                                                               -------          -------
  Dollars:
    Subscribed                                             $       572         $    999
    Distributions Reinvested                                        42               41
    Redeemed                                                      (909)            (758)
                                                               -------          -------
  Net Increase (Decrease)                                  $      (295)        $    282
                                                               -------          -------
                                                               -------          -------
  Ending Paid in Capital                                   $     1,434         $  1,730
                                                               -------          -------
                                                               -------          -------
  Class C:
  --------------------
  Shares:
    Subscribed                                                      42              123
    Distributions Reinvested                                         6                7
    Redeemed                                                      (105)            (170)
                                                               -------          -------
  Net Decrease in Class C Shares Outstanding                       (57)             (40)
                                                               -------          -------
                                                               -------          -------
  Dollars:
    Subscribed                                             $       415         $  1,232
    Distributions Reinvested                                        61               69
    Redeemed                                                    (1,046)          (1,707)
                                                               -------          -------
  Net Decrease                                             $      (570)        $   (406)
                                                               -------          -------
                                                               -------          -------
  Ending Paid in Capital                                   $     1,909         $  2,479
                                                               -------          -------
                                                               -------          -------
---------------------------------------------------------------------------------------


                                                         -----------------------
                                                                    111
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                    GOVERNMENT OBLIGATIONS MONEY MARKET FUND



                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1998    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $     3,180         $  5,375
  Net Realized Gain                                                  2                8
                                                            ----------  ---------------
  Net Increase in Net Assets Resulting from
    Operations                                                   3,182            5,383
                                                            ----------  ---------------
DISTRIBUTIONS:
  Net Investment Income:                                        (3,204)          (5,375)
                                                            ----------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   290,344          359,068
  Distributions Reinvested                                       3,076            4,349
  Redeemed                                                    (331,864)        (414,635)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Capital Share Transactions                                 (38,444)         (51,218)
                                                            ----------  ---------------
  Total Decrease in Net Assets                                 (38,466)         (51,210)
NET ASSETS--Beginning of Year                                   94,768          145,978
                                                            ----------  ---------------
NET ASSETS--End of Year                                    $    56,302         $ 94,768
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Shares
     Subscribed                                                290,344          359,068
     Distributions Reinvested                                    3,076            4,349
     Redeemed                                                 (331,864)        (414,635)
                                                            ----------  ---------------
   Net Decrease in Shares Outstanding                          (38,444)         (51,218)
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $    56,353         $ 94,859
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------


-----------
         112
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                         HIGH YIELD & TOTAL RETURN FUND



                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1998    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $     1,701         $  1,246
  Net Realized Gain                                              1,119              312
  Change in Unrealized Appreciation/Depreciation                  (585)             881
                                                              --------  ---------------
  Net Increase in Net Assets Resulting from
    Operations                                                   2,235            2,439
                                                              --------  ---------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                         (525)            (434)
  Class B                                                         (854)            (454)
  Class C                                                         (343)            (338)
                                                              --------  ---------------
                                                                (1,722)          (1,226)
                                                              --------  ---------------
  Net Realized Gain:
  Class A                                                         (236)             (20)
  Class B                                                         (415)             (24)
  Class C                                                         (120)             (20)
                                                              --------  ---------------
                                                                  (771)             (64)
                                                              --------  ---------------
  Net Decrease in Net Assets Resulting from
    Distributions                                               (2,493)          (1,290)
                                                              --------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                    32,419           12,562
  Distributions Reinvested                                       1,273              237
  Redeemed                                                     (21,623)          (2,025)
                                                              --------  ---------------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                  12,069           10,774
                                                              --------  ---------------
  Total Increase in Net Assets                                  11,811           11,923
NET ASSETS--Beginning of Year                                   22,567           10,644
                                                              --------  ---------------
NET ASSETS--End of Year (Including undistributed
  net investment income of $36 and $38,
  respectively.)                                           $    34,378         $ 22,567
                                                              --------  ---------------
                                                              --------  ---------------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                    786              461
     Distributions Reinvested                                       33               10
     Redeemed                                                     (900)            (101)
                                                              --------  ---------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                                   (81)             370
                                                              --------  ---------------
                                                              --------  ---------------
   Dollars:
     Subscribed                                            $    10,149         $  5,790
     Distributions Reinvested                                      420              131
     Redeemed                                                  (11,731)          (1,282)
                                                              --------  ---------------
   Net Increase (Decrease)                                 $    (1,162)        $  4,639
                                                              --------  ---------------
                                                              --------  ---------------
   Ending Paid in Capital                                  $     7,412         $  8,574
                                                              --------  ---------------
                                                              --------  ---------------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  1,167              397
     Distributions Reinvested                                       48                6
     Redeemed                                                     (427)             (20)
                                                              --------  ---------------
   Net Increase in Class B Shares Outstanding                      788              383
                                                              --------  ---------------
                                                              --------  ---------------
   Dollars:
     Subscribed                                            $    15,056         $  4,971
     Distributions Reinvested                                      615               72
     Redeemed                                                   (5,588)            (249)
                                                              --------  ---------------
   Net Increase                                            $    10,083         $  4,794
                                                              --------  ---------------
                                                              --------  ---------------
   Ending Paid in Capital                                  $    18,320         $  8,237
                                                              --------  ---------------
                                                              --------  ---------------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                    562              144
     Distributions Reinvested                                       19                3
     Redeemed                                                     (323)             (39)
                                                              --------  ---------------
   Net Increase in Class C Shares Outstanding                      258              108
                                                              --------  ---------------
                                                              --------  ---------------
   Dollars:
     Subscribed                                            $     7,214         $  1,800
     Distributions Reinvested                                      238               35
     Redeemed                                                   (4,304)            (494)
                                                              --------  ---------------
   Net Increase                                            $     3,148         $  1,341
                                                              --------  ---------------
                                                              --------  ---------------
   Ending Paid in Capital                                  $     7,826         $  4,678
                                                              --------  ---------------
                                                              --------  ---------------
---------------------------------------------------------------------------------------


                                                         -----------------------
                                                                    113
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                           INTERNATIONAL MAGNUM FUND



                                                            YEAR ENDED  JULY 1, 1996* TO
                                                         JUNE 30, 1998     JUNE 30, 1997
                                                                 (000)             (000)
----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $       679         $     170
  Net Realized Gain                                              1,875               770
  Change in Unrealized Appreciation /Depreciation                6,066             4,184
                                                            ----------           -------
  Net Increase in Net Assets Resulting from
    Operations                                                   8,620             5,124
                                                            ----------           -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                         (488)              (52)
  Class B                                                         (330)              (45)
  Class C                                                          (53)              (43)
                                                            ----------           -------
                                                                  (871)             (140)
                                                            ----------           -------
  Net Realized Gain:
  Class A                                                          (33)               (4)
  Class B                                                          (31)               (4)
  Class C                                                           (9)               (4)
                                                            ----------           -------
                                                                   (73)              (12)
                                                            ----------           -------
  Net Decrease in Net Assets Resulting from
    Distributions                                                 (944)             (152)
                                                            ----------           -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   106,801            47,034
  Distributions Reinvested                                         850                50
  Redeemed                                                     (30,781)           (2,724)
                                                            ----------           -------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                  76,870            44,360
                                                            ----------           -------
  Total Increase in Net Assets                                  84,546            49,332
NET ASSETS--Beginning of Year                                   49,332                --
                                                            ----------           -------
NET ASSETS--End of Year (Including undistributed
  net investment income of $1,524 and $767,
  respectively)                                            $   133,878         $  49,332
                                                            ----------           -------
                                                            ----------           -------
----------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  4,160             1,722
     Distributions Reinvested                                       38                 1
     Redeemed                                                   (1,276)             (144)
                                                            ----------           -------
   Net Increase in Class A Shares Outstanding                    2,922             1,579
                                                            ----------           -------
                                                            ----------           -------
   Dollars:
     Subscribed                                            $    58,246         $  21,512
     Distributions Reinvested                                      473                14
     Redeemed                                                  (17,581)           (1,786)
                                                            ----------           -------
   Net Increase                                            $    41,138         $  19,740
                                                            ----------           -------
                                                            ----------           -------
   Ending Paid in Capital                                  $    60,878         $  19,740
                                                            ----------           -------
                                                            ----------           -------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  2,713             1,321
     Distributions Reinvested                                       26                 2
     Redeemed                                                     (556)               (6)
                                                            ----------           -------
   Net Increase in Class B Shares Outstanding                    2,183             1,317
                                                            ----------           -------
                                                            ----------           -------
   Dollars:
     Subscribed                                            $    37,386         $  16,670
     Distributions Reinvested                                      322                18
     Redeemed                                                   (7,487)              (73)
                                                            ----------           -------
   Net Increase                                            $    30,221         $  16,615
                                                            ----------           -------
                                                            ----------           -------
   Ending Paid in Capital                                  $    46,836         $  16,615
                                                            ----------           -------
                                                            ----------           -------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                    809               728
     Distributions Reinvested                                        4                 1
     Redeemed                                                     (425)              (67)
                                                            ----------           -------
   Net Increase in Class C Shares Outstanding                      388               662
                                                            ----------           -------
                                                            ----------           -------
   Dollars:
     Subscribed                                            $    11,169         $   8,852
     Distributions Reinvested                                       55                18
     Redeemed                                                   (5,713)             (865)
                                                            ----------           -------
   Net Increase                                            $     5,511         $   8,005
                                                            ----------           -------
                                                            ----------           -------
   Ending Paid in Capital                                  $    13,516         $   8,005
                                                            ----------           -------
                                                            ----------           -------
----------------------------------------------------------------------------------------
* Commencement of operations


-----------
         114
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                              LATIN AMERICAN FUND



                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1998    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment (Loss)                                    $      (380)        $   (131)
  Net Realized Gain                                              4,576           13,981
  Change in Unrealized Appreciation/Depreciation               (27,206)          10,200
                                                              --------  ---------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                            (23,010)          24,050
                                                              --------  ---------------
DISTRIBUTIONS:
  In Excess of Net Investment Income:
  Class A                                                           --             (117)
  Class B                                                           --              (17)
  Class C                                                           --              (13)
                                                              --------  ---------------
                                                                    --             (147)
                                                              --------  ---------------
  Net Realized Gain:
  Class A                                                       (7,513)          (2,192)
  Class B                                                       (3,444)            (359)
  Class C                                                       (2,645)            (727)
  In Excess of Net Realized Gain:
  Class A                                                       (5,098)              --
  Class B                                                       (2,337)              --
  Class C                                                       (1,795)              --
                                                              --------  ---------------
                                                               (22,832)          (3,278)
                                                              --------  ---------------
  Net Decrease in Net Assets Resulting from
    Distributions                                              (22,832)          (3,425)
                                                              --------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   115,672          114,111
  Distributions Reinvested                                      20,476            3,304
  Redeemed                                                    (126,144)         (46,502)
                                                              --------  ---------------
  Net Increase in Net Assets Resulitng from
    Capital Share Transactions                                  10,004           70,913
                                                              --------  ---------------
  Total Increase (Decrease) in Net Assets                      (35,838)          91,538
NET ASSETS--Beginning of Year                                  119,060           27,522
                                                              --------  ---------------
NET ASSETS--End of Year (Including net investment
  loss (distributions in excess of net investment
  income) of $(95) and $(11), respectively)                $    83,222         $119,060
                                                              --------  ---------------
                                                              --------  ---------------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  4,455            6,162
     Distributions Reinvested                                      920              187
     Redeemed                                                   (6,340)          (2,975)
                                                              --------  ---------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                                  (965)           3,374
                                                              --------  ---------------
                                                              --------  ---------------
   Dollars:
     Subscribed                                            $    72,239         $ 90,337
     Distributions Reinvested                                   11,506            2,243
     Redeemed                                                  (98,189)         (41,558)
                                                              --------  ---------------
   Net Increase (Decrease)                                 $   (14,444)        $ 51,022
                                                              --------  ---------------
                                                              --------  ---------------
   Ending Paid in Capital                                  $    54,118         $ 68,562
                                                              --------  ---------------
                                                              --------  ---------------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  1,661              752
     Distributions Reinvested                                      443               30
     Redeemed                                                     (752)            (104)
                                                              --------  ---------------
   Net Increase in Class B Shares Outstanding                    1,352              678
                                                              --------  ---------------
                                                              --------  ---------------
   Dollars:
     Subscribed                                            $    26,168         $ 11,139
     Distributions Reinvested                                    5,380              353
     Redeemed                                                  (10,163)          (1,385)
                                                              --------  ---------------
   Net Increase                                            $    21,385         $ 10,107
                                                              --------  ---------------
                                                              --------  ---------------
   Ending Paid in Capital                                  $    33,297         $ 11,912
                                                              --------  ---------------
                                                              --------  ---------------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                  1,071              856
     Distributions Reinvested                                      296               60
     Redeemed                                                   (1,242)            (266)
                                                              --------  ---------------
   Net Increase in Class C Shares Outstanding                      125              650
                                                              --------  ---------------
                                                              --------  ---------------
   Dollars:
     Subscribed                                            $    17,265         $ 12,635
     Distributions Reinvested                                    3,590              708
     Redeemed                                                  (17,792)          (3,559)
                                                              --------  ---------------
   Net Increase                                            $     3,063         $  9,784
                                                              --------  ---------------
                                                              --------  ---------------
   Ending Paid in Capital                                  $    18,767         $ 15,704
                                                              --------  ---------------
                                                              --------  ---------------
---------------------------------------------------------------------------------------


                                                         -----------------------
                                                                    115
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                               MONEY MARKET FUND



                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1998    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $     7,814         $  8,859
  Net Realized Gain                                                 28               13
                                                            ----------  ---------------
  Net Increase in Net Assets Resulting from
    Operations                                                   7,842            8,872
                                                            ----------  ---------------
DISTRIBUTIONS:
  Net Investment Income                                         (7,882)          (8,859)
                                                            ----------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   921,486          677,641
  Distributions Reinvested                                       7,384            7,110
  Redeemed                                                    (947,876)        (717,315)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Capital Share Transactions                                 (19,006)         (32,564)
                                                            ----------  ---------------
  Total Decrease in Net Assets                                 (19,046)         (32,551)
NET ASSETS--Beginning of Year                                  138,422          170,973
                                                            ----------  ---------------
NET ASSETS--End of Year                                    $   119,376         $138,422
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Shares:
     Subscribed                                                921,486          677,641
     Distributions Reinvested                                    7,384            7,110
     Redeemed                                                 (947,876)        (717,315)
                                                            ----------  ---------------
   Net Decrease in Shares Outstanding                          (19,006)         (32,564)
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $   119,453         $138,521
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------


-----------
         116
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                             U.S. REAL ESTATE FUND



                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1998    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $       925         $    280
  Net Realized Gain                                              2,646            2,077
  Change in Unrealized Appreciation/Depreciation                (1,683)           1,622
                                                              --------          -------
  Net Increase in Net Assets Resulting from
    Operations                                                   1,888            3,979
                                                              --------          -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                         (558)            (162)
  Class B                                                         (328)             (57)
  Class C                                                          (94)             (31)
  In Excess of Net Investment Income:
  Class A                                                          (52)              --
  Class B                                                          (30)              --
  Class C                                                           (9)              --
                                                              --------          -------
                                                                (1,071)            (250)
                                                              --------          -------
  Net Realized Gain:
  Class A                                                       (1,796)            (100)
  Class B                                                       (1,083)             (71)
  Class C                                                         (334)             (48)
                                                              --------          -------
                                                                (3,213)            (219)
                                                              --------          -------
  Net Decrease in Net Assets Resulting from
    Distributions                                               (4,284)            (469)
                                                              --------          -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                    28,564           23,984
  Distributions Reinvested                                       3,942              268
  Redeemed                                                     (18,169)          (9,254)
                                                              --------          -------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                  14,337           14,998
                                                              --------          -------
  Total Increase in Net Assets                                  11,941           18,508
NET ASSETS--Beginning of Year                                   24,316            5,808
                                                              --------          -------
NET ASSETS--End of Year (Including undistributed
  (distributions in excess of) net investment
  income of $4 and $55, respectively.)                     $    36,257         $ 24,316
                                                              --------          -------
                                                              --------          -------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                    856            1,003
     Distributions Reinvested                                      140               13
     Redeemed                                                     (820)            (257)
                                                              --------          -------
   Net Increase in Class A Shares Outstanding                      176              759
                                                              --------          -------
                                                              --------          -------
   Dollars:
     Subscribed                                            $    14,430         $ 15,148
     Distributions Reinvested                                    2,255              187
     Redeemed                                                  (13,538)          (3,998)
                                                              --------          -------
   Net Increase                                            $     3,147         $ 11,337
                                                              --------          -------
                                                              --------          -------
   Ending Paid in Capital                                  $    16,184         $ 13,087
                                                              --------          -------
                                                              --------          -------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                    665              441
     Distributions Reinvested                                       80                4
     Redeemed                                                     (202)            (185)
                                                              --------          -------
   Net Increase in Class B Shares Outstanding                      543              260
                                                              --------          -------
                                                              --------          -------
   Dollars:
     Subscribed                                            $    11,167         $  6,607
     Distributions Reinvested                                    1,279               54
     Redeemed                                                   (3,346)          (2,916)
                                                              --------          -------
   Net Increase                                            $     9,100         $  3,745
                                                              --------          -------
                                                              --------          -------
   Ending Paid In Capital                                  $    14,914         $  5,860
                                                              --------          -------
                                                              --------          -------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                    175              150
     Distributions Reinvested                                       25                2
     Redeemed                                                      (76)            (149)
                                                              --------          -------
   Net Increase in Class C Shares Outstanding                      124                3
                                                              --------          -------
                                                              --------          -------
   Dollars:
     Subscribed                                            $     2,967         $  2,229
     Distributions Reinvested                                      408               26
     Redeemed                                                   (1,285)          (2,339)
                                                              --------          -------
   Net Increase (Decrease)                                 $     2,090         $    (84)
                                                              --------          -------
                                                              --------          -------
   Ending Paid in Capital                                  $     3,701         $  1,624
                                                              --------          -------
                                                              --------          -------
---------------------------------------------------------------------------------------


                                                         -----------------------
                                                                    117
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                   VALUE FUND



                                                      JULY 7, 1997* TO
                                                         JUNE 30, 1998
                                                                 (000)
----------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $     1,260
  Net Realized Gain                                              5,893
  Change in Unrealized Appreciation/Depreciation                 1,221
                                                            ----------
  Net Increase in Net Assets Resulting from
    Operations                                                   8,374
                                                            ----------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                         (930)
  Class B                                                         (264)
  Class C                                                          (66)
  In Excess of Net Investment Income:
  Class A                                                          (77)
  Class B                                                          (22)
  Class C                                                           (6)
                                                            ----------
                                                                (1,365)
                                                            ----------
  Net Realized Gain:
  Class A                                                         (502)
  Class B                                                         (431)
  Class C                                                          (95)
                                                            ----------
                                                                (1,028)
                                                            ----------
  Net Decrease in Net Assets Resulting from
    Distributions                                               (2,393)
                                                            ----------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   354,369
  Distributions Reinvested                                       2,140
  Redeemed                                                     (49,738)
                                                            ----------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                 306,771
                                                            ----------
  Total Increase in Net Assets                                 312,752
NET ASSETS--Beginning of Period                                  3,000
                                                            ----------
NET ASSETS--End of Period (Including distributions
  in excess of net investment income of $(45))             $   315,752
                                                            ----------
                                                            ----------
----------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                 16,264
     Distributions Reinvested                                      136
     Redeemed                                                   (3,343)
                                                            ----------
   Net Increase in Class A Shares Outstanding                   13,057
                                                            ----------
                                                            ----------
   Dollars:
     Subscribed                                            $   167,353
     Distributions Reinvested                                    1,393
     Redeemed                                                  (35,499)
                                                            ----------
   Net Increase                                            $   133,247
                                                            ----------
                                                            ----------
   Ending Paid in Capital                                  $   134,222
                                                            ----------
                                                            ----------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                 14,654
     Distributions Reinvested                                       60
     Redeemed                                                   (1,138)
                                                            ----------
   Net Increase in Class B Shares Outstanding                   13,576
                                                            ----------
                                                            ----------
   Dollars:
     Subscribed                                            $   150,818
     Distributions Reinvested                                      607
     Redeemed                                                  (12,023)
                                                            ----------
   Net Increase                                            $   139,402
                                                            ----------
                                                            ----------
   Ending Paid in Capital                                  $   140,375
                                                            ----------
                                                            ----------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                  3,584
     Distributions Reinvested                                       14
     Redeemed                                                     (212)
                                                            ----------
   Net Increase in Class C Shares Outstanding                    3,386
                                                            ----------
                                                            ----------
   Dollars:
     Subscribed                                            $    36,198
     Distributions Reinvested                                      140
     Redeemed                                                   (2,216)
                                                            ----------
   Net Increase                                            $    34,122
                                                            ----------
                                                            ----------
   Ending Paid in Capital                                  $    35,116
                                                            ----------
                                                            ----------
----------------------------------------------------------------------
* Commencement of operations


-----------
         118
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                           WORLDWIDE HIGH INCOME FUND



                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1998    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $    19,591         $ 13,435
  Net Realized Gain                                             12,018            9,362
  Change in Unrealized Appreciation/Depreciation               (28,435)          14,412
                                                            ----------  ---------------
  Net Increase in Net Assets Resulting from
    Operations                                                   3,174           37,209
                                                            ----------  ---------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                       (6,930)          (5,678)
  Class B                                                       (8,313)          (4,269)
  Class C                                                       (3,852)          (3,020)
                                                            ----------  ---------------
                                                               (19,095)         (12,967)
                                                            ----------  ---------------
  Realized Gain:
  Class A                                                       (6,907)          (2,320)
  Class B                                                       (8,787)          (1,708)
  Class C                                                       (4,230)          (1,293)
                                                            ----------  ---------------
                                                               (19,924)          (5,321)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Distributions                                              (39,019)         (18,288)
                                                            ----------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   226,529          133,028
  Distributions Reinvested                                      25,615           11,818
  Redeemed                                                    (114,610)         (63,040)
                                                            ----------  ---------------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                 137,534           81,806
                                                            ----------  ---------------
  Total Increase in Net Assets                                 101,689          100,727
NET ASSETS--Beginning of Year                                  196,488           95,761
                                                            ----------  ---------------
NET ASSETS--End of Year (Including undistributed
  net investment income of $781 and $311,
  respectively)                                            $   298,177         $196,488
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  6,811            5,082
     Distributions Reinvested                                      743              423
     Redeemed                                                   (5,569)          (3,469)
                                                            ----------  ---------------
   Net Increase in Class A Shares Outstanding                    1,985            2,036
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    93,959         $ 67,886
     Distributions Reinvested                                    9,850            5,651
     Redeemed                                                  (77,161)         (46,537)
                                                            ----------  ---------------
   Net Increase                                            $    26,648         $ 27,000
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $    92,892         $ 66,246
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  7,464            3,787
     Distributions Reinvested                                      770              246
     Redeemed                                                   (1,939)            (622)
                                                            ----------  ---------------
   Net Increase in Class B Shares Outstanding                    6,295            3,411
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $   101,066         $ 50,939
     Distributions Reinvested                                   10,086            3,287
     Redeemed                                                  (26,325)          (8,415)
                                                            ----------  ---------------
     Net Increase                                          $    84,827         $ 45,811
                                                            ----------  ---------------
                                                            ----------  ---------------
     Ending Paid in Capital                                $   156,092         $ 71,297
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                  2,312            1,057
     Distributions Reinvested                                      432              217
     Redeemed                                                     (825)            (596)
                                                            ----------  ---------------
   Net Increase in Class C Shares Outstanding                    1,919              678
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    31,504         $ 14,203
     Distributions Reinvested                                    5,679            2,880
     Redeemed                                                  (11,124)          (8,088)
                                                            ----------  ---------------
   Net Increase                                            $    26,059         $  8,995
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $    62,009         $ 35,964
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------


                                                         -----------------------
                                                                    119
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                             AGGRESSIVE EQUITY FUND


                                                                  CLASS A
                                          --------------------------------------------------------
                                              YEAR ENDED        YEAR ENDED     JANUARY 2, 1996* TO
SELECTED PER SHARE DATA AND RATIOS        JUNE 30, 1998#     JUNE 30, 1997           JUNE 30, 1996
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $        16.98     $       14.40     $             12.00
                                                 -------     -------------                  ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                     (0.07)             0.01                    0.06
  Net Realized and Unrealized Gain                  5.03              3.95                    2.40
                                                 -------     -------------                  ------
  Total From Investment Operations                  4.96              3.96                    2.46
                                                 -------     -------------                  ------
DISTRIBUTIONS
  Net Investment Income                               --             (0.03)                  (0.06)
  Net Realized Gain                                (1.93)            (1.35)                     --
                                                 -------     -------------                  ------
  Total Distributions                              (1.93)            (1.38)                  (0.06)
                                                 -------     -------------                  ------
NET ASSET VALUE, END OF PERIOD            $        20.01     $       16.98     $             14.40
                                                 -------     -------------                  ------
                                                 -------     -------------                  ------
TOTAL RETURN (1)                                   30.93%            28.93%                  20.52%
                                                 -------     -------------                  ------
                                                 -------     -------------                  ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $       64,035     $      22,521     $             5,382
Ratio of Expenses to Average Net
  Assets                                            1.50%             1.57%                   2.03%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                            (0.37)%           (0.04)%                  1.22%**
Portfolio Turnover Rate                              308%              241%                    204%
--------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $         0.04     $        0.22     $              0.06
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                    1.71%             2.38%                   3.26%**
  Net Investment Income (Loss) to
    Average Net Assets                             (0.59)%           (0.85)%                 (0.01)%**
Ratio of Expenses to Average Net
  Assets excluding dividend expense
  on securities sold short                          1.50%             1.50%                   1.50%**
--------------------------------------------------------------------------------------------------

                                                                  CLASS B
                                          --------------------------------------------------------
                                              YEAR ENDED        YEAR ENDED     JANUARY 2, 1996* TO
SELECTED PER SHARE DATA AND RATIOS        JUNE 30, 1998#     JUNE 30, 1997           JUNE 30, 1996
-------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $        16.85     $       14.38     $             12.00
                                          --------------     -------------                  ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                     (0.21)            (0.02)                   0.03
  Net Realized and Unrealized Gain                  4.96              3.86                    2.39
                                          --------------     -------------                  ------
  Total From Investment Operations                  4.75              3.84                    2.42
                                          --------------     -------------                  ------
DISTRIBUTIONS
  Net Investment Income                               --             (0.02)                  (0.04)
  Net Realized Gain                                (1.93)            (1.35)                     --
                                          --------------     -------------                  ------
  Total Distributions                              (1.93)            (1.37)                  (0.04)
                                          --------------     -------------                  ------
NET ASSET VALUE, END OF PERIOD            $        19.67     $       16.85     $             14.38
                                          --------------     -------------                  ------
                                          --------------     -------------                  ------
TOTAL RETURN (1)                                   29.94%            28.01%                  20.18%
                                          --------------     -------------                  ------
                                          --------------     -------------                  ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $      130,497     $      34,382     $             2,426
Ratio of Expenses to Average Net
  Assets                                            2.25%             2.32%                   2.67%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                            (1.11)%           (0.83)%                  0.43%**
Portfolio Turnover Rate                              308%              241%                    204%
--------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $         0.04     $        0.02     $              0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                    2.47%             2.88%                   3.79%**
  Net Investment Income (Loss) to
    Average Net Assets                             (1.34)%           (1.43)%                 (0.69)%**
Ratio of Expenses to Average Net
  Assets excluding dividend expense
  on securities sold short                          2.25%             2.25%                   2.25%**
--------------------------------------------------------------------------------------------------



                                                                  CLASS C
                                          --------------------------------------------------------
                                              YEAR ENDED        YEAR ENDED     JANUARY 2, 1996* TO
SELECTED PER SHARE DATA AND RATIOS        JUNE 30, 1998#     JUNE 30, 1997           JUNE 30, 1996
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $        16.83     $       14.37     $             12.00
                                                 -------            ------                  ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                     (0.21)            (0.06)                   0.03
  Net Realized and Unrealized Gain                  4.97              3.89                    2.38
                                                 -------            ------                  ------
  Total From Investment Operations                  4.76              3.83                    2.41
                                                 -------            ------                  ------
DISTRIBUTIONS
  Net Investment Income                               --             (0.02)                  (0.04)
  Net Realized Gain                                (1.93)            (1.35)                     --
                                                 -------            ------                  ------
  Total Distributions                              (1.93)            (1.37)                  (0.04)
                                                 -------            ------                  ------
NET ASSET VALUE, END OF PERIOD            $        19.66     $       16.83     $             14.37
                                                 -------            ------                  ------
                                                 -------            ------                  ------
TOTAL RETURN (1)                                   29.90%            28.04%                  20.10%
                                                 -------            ------                  ------
                                                 -------            ------                  ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $       24,872     $       9,410     $             2,582
Ratio of Expenses to Average Net
  Assets                                            2.25%             2.32%                   2.67%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                            (1.13)%           (0.77)%                  0.44%**
Portfolio Turnover Rate                              308%              241%                    204%
--------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $         0.04     $        0.07     $              0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                    2.25%             3.23%                   3.80%**
  Net Investment Income (Loss) to
    Average Net Assets                             (1.35)%           (1.67)%                 (0.69)%**
Ratio of Expenses to Average Net
  Assets excluding dividend expense
  on securities sold short                          2.25%             2.25%                   2.25%**


--------------------------------------------------------------------------------


  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.



------------------
         120
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                              AMERICAN VALUE FUND


                                                               CLASS A
                             ----------------------------------------------------------------------------
                                                                                              OCTOBER 18,
                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED           1993*
SELECTED PER SHARE DATA          JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,     TO JUNE 30,
AND RATIOS                          1998#            1997            1996            1995            1994
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      17.59    $      14.63    $      12.89    $      11.70    $      12.00
                             ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
    (Loss)                          (0.02)           0.20            0.27            0.27            0.17
  Net Realized and
    Unrealized Gain
    (Loss)                           4.84            4.05            1.94            1.44           (0.30)
                             ------------    ------------    ------------    ------------    ------------
  Total from Investment
    Operations                       4.82            4.25            2.21            1.71           (0.13)
                             ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income             (0.03)          (0.20)          (0.27)          (0.28)          (0.17)
  In Excess of Net
    Investment Income               (0.00)++        (0.00)++        (0.01)             --              --
  Net Realized Gain                 (1.04)          (1.09)          (0.19)          (0.24)             --
                             ------------    ------------    ------------    ------------    ------------
  Total Distributions               (1.07)          (1.29)          (0.47)          (0.52)          (0.17)
                             ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $      21.34    $      17.59    $      14.63    $      12.89    $      11.70
                             ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------
TOTAL RETURN (1)                    28.26%          30.68%          17.41%          15.01%          (1.12)%
                             ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
  (000's)                    $    220,100    $     34,331    $     19,674    $     20,675    $     10,717
Ratio of Expenses to
  Average Net Assets                 1.50%           1.50%           1.50%           1.50%           1.50%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (0.09)%          1.25%           1.90%           2.29%           2.14%**
Portfolio Turnover Rate               207%             73%             41%             23%             17%
---------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense
  Limitation During the
  Period
  Per Share Benefit to
    Net Investment Income    $       0.02    $       0.04    $       0.04    $       0.05    $       0.08
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           1.58%           1.76%           1.81%           1.96%           2.48%**
  Net Investment Income
    (Loss) to Average Net
    Assets                          (0.18)%          0.98%           1.59%           1.83%           1.16%**
---------------------------------------------------------------------------------------------------------

                                               CLASS B
                             --------------------------------------------
                                                                AUGUST 1,
                               YEAR ENDED      YEAR ENDED        1995+ TO
SELECTED PER SHARE DATA          JUNE 30,        JUNE 30,        JUNE 30,
AND RATIOS                          1998#            1997            1996
-------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      17.59    $      14.63    $      13.37
                             ------------    ------------          ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
    (Loss)                          (0.17)           0.09            0.15
  Net Realized and
    Unrealized Gain
    (Loss)                           4.83            4.05            1.46
                             ------------    ------------          ------
  Total from Investment
    Operations                       4.66            4.14            1.61
                             ------------    ------------          ------
DISTRIBUTIONS
  Net Investment Income             (0.01)          (0.09)          (0.15)
  In Excess of Net
    Investment Income               (0.00)++        (0.00)++        (0.01)
  Net Realized Gain                 (1.04)          (1.09)          (0.19)
                             ------------    ------------          ------
  Total Distributions               (1.05)          (1.18)          (0.35)
                             ------------    ------------          ------
NET ASSET VALUE, END OF
  PERIOD                     $      21.20    $      17.59    $      14.63
                             ------------    ------------          ------
                             ------------    ------------          ------
TOTAL RETURN (1)                    27.30%          29.77%          12.29%
                             ------------    ------------          ------
                             ------------    ------------          ------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
  (000's)                    $    269,836    $     15,331    $      2,485
Ratio of Expenses to
  Average Net Assets                 2.25%           2.25%           2.25%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (0.84)%          0.40%           1.18%**
Portfolio Turnover Rate               207%             73%             41%
------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense
  Limitation During the
  Period
  Per Share Benefit to
    Net Investment Income    $       0.02    $       0.06    $       0.04
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           2.33%           2.48%           2.61%**
  Net Investment Income
    (Loss) to Average Net
    Assets                          (0.93)%          0.14%           0.82%**
--------------------------------------------------------------------------------------------------------



                                                               CLASS C
                             ----------------------------------------------------------------------------
                                                                                              OCTOBER 18,
                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED           1993*
SELECTED PER SHARE DATA          JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,     TO JUNE 30,
AND RATIOS                          1998#            1997            1996            1995            1994
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      17.59    $      14.64    $      12.89    $      11.69    $      12.00
                             ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
    (Loss)                          (0.17)           0.08            0.16            0.17            0.11
  Net Realized and
    Unrealized Gain
    (Loss)                           4.83            4.05            1.94            1.44           (0.31)
                             ------------    ------------    ------------    ------------    ------------
  Total from Investment
    Operations                       4.66            4.13            2.10            1.61           (0.20)
                             ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income             (0.01)          (0.09)          (0.15)          (0.17)          (0.11)
  In Excess of Net
    Investment Income               (0.00)++        (0.00)++        (0.01)             --              --
  Net Realized Gain                 (1.04)          (1.09)          (0.19)          (0.24)             --
                             ------------    ------------    ------------    ------------    ------------
  Total Distributions               (1.05)          (1.18)          (0.35)          (0.41)          (0.11)
                             ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $      21.20    $      17.59    $      14.64    $      12.89    $      11.69
                             ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------
TOTAL RETURN (1)                    27.28%          29.67%          16.50%          14.13%          (1.70)%
                             ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
  (000's)                    $    127,401    $     32,425    $     21,193    $     13,867    $      7,237
Ratio of Expenses to
  Average Net Assets                 2.25%           2.25%           2.25%           2.25%           2.25%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (0.84)%          0.49%           1.17%           1.54%           1.39%**
Portfolio Turnover Rate               207%             73%             41%             23%             17%
---------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense
  Limitation During the
  Period
  Per Share Benefit to
    Net Investment Income    $       0.02    $       0.04    $       0.04    $       0.05    $       0.08
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           2.33%           2.47%           2.58%           2.71%           3.28%**
  Net Investment Income
    (Loss) to Average Net
    Assets                          (0.92)%          0.22%           0.84%           1.08%           0.36%**


--------------------------------------------------------------------------------


  *  Commencement of operations
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
 ++  Amount is less than $0.01 per share.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.



                                                         -----------------------
                                                                    121
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                               ASIAN GROWTH FUND


                                                                                 CLASS A
                                          --------------------------------------------------------------------------------------
                                              YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS        JUNE 30, 1998#     JUNE 30, 1997     JUNE 30, 1996     JUNE 30, 1995     JUNE 30, 1994
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $        16.62     $       17.15     $       16.42     $       15.50     $       12.00
                                                 -------     -------------     -------------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment (Loss)                            (0.04)            (0.06)            (0.04)               --             (0.03)
  Net Realized and Unrealized Gain
    (Loss)                                        (10.03)            (0.14)             0.77              1.43              3.53
                                                 -------     -------------     -------------     -------------     -------------
  Total From Investment Operations                (10.07)            (0.20)             0.73              1.43              3.50
                                                 -------     -------------     -------------     -------------     -------------
DISTRIBUTIONS
  Net Realized Gain                                   --                --                --             (0.49)               --
  In Excess of Net Realized Gain                   (0.02)            (0.33)               --             (0.02)               --
                                                 -------     -------------     -------------     -------------     -------------
  Total Distributions                              (0.02)            (0.33)               --             (0.51)               --
                                                 -------     -------------     -------------     -------------     -------------
NET ASSET VALUE, END OF PERIOD            $         6.53     $       16.62     $       17.15     $       16.42     $       15.50
                                                 -------     -------------     -------------     -------------     -------------
                                                 -------     -------------     -------------     -------------     -------------
TOTAL RETURN (1)                                  (60.57)%           (1.10)%            4.45%             9.50%            29.17%
                                                 -------     -------------     -------------     -------------     -------------
                                                 -------     -------------     -------------     -------------     -------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $       47,128     $     175,440     $     248,009     $     178,667     $     138,212
Ratio of Expenses to Average Net
  Assets                                            1.90%             1.84%             1.88%             1.90%             1.90%
Ratio of Net Investment Income (Loss)
  to Average Net Assets                            (0.39)%           (0.31)%           (0.16)%            0.04%            (0.24)%
Portfolio Turnover Rate                              130%               74%               38%               34%               34%
--------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During
  the Period
  Per Share Benefit to Net Investment
    Loss                                  $         0.01     $          --     $          --     $          --     $        0.03
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                    2.21%               --                --                --              2.17%
  Net Investment Loss to Average Net
    Assets                                         (0.53)%              --                --                --             (0.51)%
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense                                           1.90%               --                --                --                --
--------------------------------------------------------------------------------------------------------------------------------

                                                               CLASS B
                                       -------------------------------------------------------
                                           YEAR ENDED        YEAR ENDED     AUGUST 1, 1995+ TO
SELECTED PER SHARE DATA AND RATIOS     JUNE 30, 1998#     JUNE 30, 1997          JUNE 30, 1996
-------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $        16.17     $       16.81     $            16.51
                                              -------     -------------                -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment (Loss)                         (0.10)            (0.16)                 (0.03)
  Net Realized and Unrealized Gain
    (Loss)                                      (9.74)            (0.15)                  0.33
                                              -------     -------------                -------
  Total From Investment Operations              (9.84)            (0.31)                  0.30
                                              -------     -------------                -------
DISTRIBUTIONS
  Net Realized Gain                                --                --                     --
  In Excess of Net Realized Gain                (0.02)            (0.33)                    --
                                              -------     -------------                -------
  Total Distributions                           (0.02)            (0.33)                    --
                                              -------     -------------                -------
NET ASSET VALUE, END OF PERIOD         $         6.31     $       16.17     $            16.81
                                              -------     -------------                -------
                                              -------     -------------                -------
TOTAL RETURN (1)                               (60.89)%           (1.79)%                 1.82%
                                              -------     -------------                -------
                                              -------     -------------                -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)      $       26,126     $      62,786     $           52,853
Ratio of Expenses to Average Net
  Assets                                         2.65%             2.59%                  2.61%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                         (1.01)%           (1.04)%                (0.52)%**
Portfolio Turnover Rate                           130%               74%                    38%
-------------------------------------------------------------------------------------------------------------------

Effect of Voluntary Expense
  Limitation During
  the Period
  Per Share Benefit to Net Investment
    Loss                               $         0.02     $          --     $               --
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                 2.96                --                     --
  Net Investment Loss to Average Net
    Assets                                      (1.15)%              --                     --
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense                                        2.65%               --                     --
--------------------------------------------------------------------------------------------------------------------------------




                                                                                 CLASS C
                                          --------------------------------------------------------------------------------------
                                              YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS        JUNE 30, 1998#     JUNE 30, 1997     JUNE 30, 1996     JUNE 30, 1995     JUNE 30, 1994
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $        16.14     $       16.78     $       16.19     $       15.40     $       12.00
                                                 -------     -------------     -------------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss                              (0.12)            (0.21)            (0.13)            (0.12)            (0.10)
  Net Realized and Unrealized Gain
    (Loss)                                         (9.71)            (0.10)             0.72              1.42              3.50
                                                 -------     -------------     -------------     -------------     -------------
  Total From Investment Operations                 (9.83)            (0.31)             0.59              1.30              3.40
                                                 -------     -------------     -------------     -------------     -------------
DISTRIBUTIONS
  Net Realized Gain                                   --                --                --             (0.49)               --
  In Excess of Net Realized Gain                   (0.02)            (0.33)               --             (0.02)               --
                                                 -------     -------------     -------------     -------------     -------------
  Total Distributions                              (0.02)            (0.33)               --             (0.51)               --
                                                 -------     -------------     -------------     -------------     -------------
NET ASSET VALUE, END OF PERIOD            $         6.29     $       16.14     $       16.78     $       16.19     $       15.40
                                                 -------     -------------     -------------     -------------     -------------
                                                 -------     -------------     -------------     -------------     -------------
TOTAL RETURN (1)                                  (60.88)%           (1.79)%            3.64%             8.71%            28.33%
                                                 -------     -------------     -------------     -------------     -------------
                                                 -------     -------------     -------------     -------------     -------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $       28,823     $     114,460     $     168,070     $     139,497     $     116,889
Ratio of Expenses to Average Net
  Assets                                            2.65%             2.59%             2.63%             2.63%             2.65%
Ratio of Net Investment Loss to
  Average Net Assets                               (1.17)%           (1.06)%           (0.94)%           (0.77)%           (0.99)%
Portfolio Turnover Rate                              130%               74%               38%               34%               34%
--------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Loss                                  $         0.01     $          --     $          --     $          --     $        0.03
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                    2.96%               --                --                --              2.92%
  Net Investment Loss to Average Net
    Assets                                         (1.31)%              --                --                --             (1.26)%
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense                                           2.65%               --                --                --                --


--------------------------------------------------------------------------------


 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.



------------------
         122
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                             EMERGING MARKETS FUND


                                                          CLASS A
                              ---------------------------------------------------------------
                                                                                      JULY 6,
                                YEAR ENDED       YEAR ENDED       YEAR ENDED         1994* TO
SELECTED PER SHARE DATA           JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,
AND RATIOS                           1998#             1997             1996             1995
---------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD         $      13.47     $      12.06     $      10.61     $      12.00
                              ------------     ------------     ------------     ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                              --             0.01             0.05             0.05
  Net Realized and
    Unrealized Gain
    (Loss)                           (4.49)            1.57             1.44            (1.44)
                              ------------     ------------     ------------     ------------
  Total From Investment
    Operations                       (4.49)            1.58             1.49            (1.39)
                              ------------     ------------     ------------     ------------
DISTRIBUTIONS
  Net Investment Income                 --               --            (0.04)              --
  In Excess of Net
    Investment Income                   --            (0.04)              --               --
  Net Realized Gain                  (0.73)           (0.13)              --               --
  In Excess of Net
    Realized Gain                    (0.27)              --               --               --
                              ------------     ------------     ------------     ------------
  Total Distributions                (1.00)           (0.17)           (0.04)              --
                              ------------     ------------     ------------     ------------
NET ASSET VALUE, END OF
  PERIOD                      $       7.98     $      13.47     $      12.06     $      10.61
                              ------------     ------------     ------------     ------------
                              ------------     ------------     ------------     ------------
TOTAL RETURN (1)                    (34.31)%          13.54%           14.16%          (11.58)%
                              ------------     ------------     ------------     ------------
                              ------------     ------------     ------------     ------------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                     $     74,959     $    119,022     $    114,850     $     26,091
Ratio of Expenses to
  Average Net Assets                  2.27%            2.21%            2.16%            2.33%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                  0.04%           (0.06)%           0.93%            0.81%**
Portfolio Turnover Rate                 99%              82%              42%              32%
---------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income     $       0.03     $       0.03     $       0.02     $       0.04
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                            2.60%            2.41%            2.56%            3.10%**
  Net Investment Income
    (Loss) to Average Net
    Assets                           (0.24)%          (0.27)%           0.53%            0.04%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense.                            2.15%            2.15%            2.15%            2.15%**
---------------------------------------------------------------------------------------------

                                                CLASS B
                             ----------------------------------------------
                                                                  AUGUST 1,
                               YEAR ENDED       YEAR ENDED         1995+ TO
SELECTED PER SHARE DATA          JUNE 30,         JUNE 30,         JUNE 30,
AND RATIOS                          1998#             1997             1996
-------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      13.24     $      11.94     $      10.91
                             ------------     ------------     ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                          (0.07)           (0.03)            0.01
  Net Realized and
    Unrealized Gain
    (Loss)                          (4.39)            1.50             1.02
                             ------------     ------------     ------------
  Total From Investment
    Operations                      (4.46)            1.47             1.03
                             ------------     ------------     ------------
DISTRIBUTIONS
  Net Investment Income                --               --               --
  In Excess of Net
    Investment Income                  --            (0.04)
  Net Realized Gain                 (0.73)           (0.13)              --
  In Excess of Net
    Realized Gain                   (0.27)              --               --
                             ------------     ------------     ------------
  Total Distributions               (1.00)           (0.17)              --
                             ------------     ------------     ------------
NET ASSET VALUE, END OF
  PERIOD                     $       7.78     $      13.24     $      11.94
                             ------------     ------------     ------------
                             ------------     ------------     ------------
TOTAL RETURN (1)                   (34.76)%          12.67%            9.45%
                             ------------     ------------     ------------
                             ------------     ------------     ------------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     36,423     $     35,966     $     10,416
Ratio of Expenses to
  Average Net Assets                 3.02%            2.96%            2.91%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (0.67)%          (0.64)%           0.30%**
Portfolio Turnover Rate                99%              82%              42%
--------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $       0.03     $       0.01     $       0.02
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           3.35%            3.17%            3.31%**
  Net Investment Income
    (Loss) to Average Net
    Assets                          (0.97)%          (0.87)%          (0.10)%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense.                           2.90%            2.90%            2.90%**
---------------------------------------------------------------------------------------------



                                                       CLASS C
                             ------------------------------------------------------------
                                                                                  JULY 6,
                               YEAR ENDED      YEAR ENDED      YEAR ENDED        1994* TO
SELECTED PER SHARE DATA          JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
AND RATIOS                          1998#            1997            1996            1995
-----------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      13.26    $      11.93    $      10.53    $      12.00
                             ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                          (0.08)          (0.08)          (0.01)             --
  Net Realized and
    Unrealized Gain
    (Loss)                          (4.39)           1.55            1.41           (1.47)
                             ------------    ------------    ------------    ------------
  Total From Investment
    Operations                      (4.47)           1.47            1.40           (1.47)
                             ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income                --              --              --              --
  In Excess of Net
    Investment Income                  --           (0.01)             --              --
  Net Realized Gain                 (0.73)          (0.13)             --              --
  In Excess of Net
    Realized Gain                   (0.27)             --              --              --
                             ------------    ------------    ------------    ------------
  Total Distributions               (1.00)          (0.14)             --              --
                             ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $       7.79    $      13.26    $      11.93    $      10.53
                             ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------
TOTAL RETURN (1)                   (34.73)%         12.66%          13.30%         (12.25)%
                             ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     28,680    $     57,958    $     43,601    $     22,245
Ratio of Expenses to
  Average Net Assets                 3.01%           2.96%           2.91%           3.08%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (0.76)%         (0.79)%         (0.11)%          0.06%**
Portfolio Turnover Rate                99%             82%             42%             32%
-----------------------------------------------------------------------------------------
Effect of Voluntary
  Expense
  Limitation During the
  Period
  Per Share Benefit to
    Net Investment Income    $       0.03    $       0.02    $       0.03    $       0.04
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           3.34%           3.17%           3.34%           3.90%**
  Net Investment (Loss)
    to Average Net Assets           (1.03)%         (1.00)%         (0.54)%         (0.76)%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense.                           2.90%           2.90%           2.90%           2.90%**


--------------------------------------------------------------------------------


  *  Commencement of operations
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total return for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.



                                                         -----------------------
                                                                    123
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                               GLOBAL EQUITY FUND



                                                 CLASS A              CLASS B              CLASS C
                                            -----------------    -----------------    -----------------
                                            OCTOBER 29, 1997*    OCTOBER 29, 1997*    OCTOBER 29, 1997*
SELECTED PER SHARE DATA AND RATIOS           TO JUNE 30, 1998     TO JUNE 30, 1998     TO JUNE 30, 1998
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $           10.00    $           10.00    $           10.00
                                                      -------    -----------------              -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                  0.06                 0.01                 0.01
  Net Realized and Unrealized Gain                       1.08                 1.07                 1.06
                                                      -------    -----------------              -------
  Total From Investment Operations                       1.14                 1.08                 1.07
                                                      -------    -----------------              -------
DISTRIBUTIONS
  Net Investment Income                                 (0.02)                  --                   --
  Net Realized Gain                                        --                   --                   --
                                                      -------    -----------------              -------
  Total Distributions                                   (0.02)                  --                   --
                                                      -------    -----------------              -------
NET ASSET VALUE, END OF PERIOD              $           11.12    $           11.08    $           11.07
                                                      -------    -----------------              -------
                                                      -------    -----------------              -------
TOTAL RETURN (1)                                        11.38%               10.84%               10.74%
                                                      -------    -----------------              -------
                                                      -------    -----------------              -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)           $          80,508    $         623,229    $          69,572
Ratio of Expenses to Average Net Assets                  1.70%**              2.45%**              2.45%**
Ratio of Net Investment Income to
  Average Net Assets                                     0.88%**              0.12%**              0.13%**
Portfolio Turnover Rate                                     4%                   4%                   4%


--------------------------------------------------------------------------------


  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.



------------------
         124
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                         GLOBAL EQUITY ALLOCATION FUND



                                                     CLASS A                                         CLASS B
                             --------------------------------------------------------    --------------------------------
                                 YEAR        YEAR        YEAR        YEAR        YEAR        YEAR        YEAR      AUGUST
                                ENDED       ENDED       ENDED       ENDED       ENDED       ENDED       ENDED    1, 1995+
SELECTED PER SHARE DATA      JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,     TO JUNE
AND RATIOS                      1998#        1997        1996        1995        1994       1998#        1997    30, 1996
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $  16.57    $  14.75    $  12.60    $  11.99    $  11.09    $  16.15    $  14.46    $  13.01
                             --------    --------    --------    --------    --------    --------    --------    --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                       0.21        0.10        0.19        0.12        0.10        0.09       (0.05)       0.30
  Net Realized and
    Unrealized Gain              2.07        2.76        2.82        0.67        0.90        2.01        2.73        1.98
                             --------    --------    --------    --------    --------    --------    --------    --------
  Total From Investment
    Operations                   2.28        2.86        3.01        0.79        1.00        2.10        2.68        2.28
                             --------    --------    --------    --------    --------    --------    --------    --------
DISTRIBUTIONS
  Net Investment Income         (0.35)      (0.55)      (0.39)         --       (0.03)      (0.28)      (0.50)      (0.35)
  In Excess of Net
    Investment Income              --          --          --       (0.05)         --          --          --          --
  Net Realized Gain             (1.83)      (0.49)      (0.47)      (0.13)      (0.07)      (1.83)      (0.49)      (0.48)
                             --------    --------    --------    --------    --------    --------    --------    --------
  Total Distributions           (2.18)      (1.04)      (0.86)      (0.18)      (0.10)      (2.11)      (0.99)      (0.83)
                             --------    --------    --------    --------    --------    --------    --------    --------
NET ASSET VALUE, END OF
  PERIOD                     $  16.67    $  16.57    $  14.75    $  12.60    $  11.99    $  16.14    $  16.15    $  14.46
                             --------    --------    --------    --------    --------    --------    --------    --------
                             --------    --------    --------    --------    --------    --------    --------    --------
TOTAL RETURN (1)                16.17%      20.61%      24.62%       6.69%       9.02%      15.33%      19.64%      18.08%
                             --------    --------    --------    --------    --------    --------    --------    --------
                             --------    --------    --------    --------    --------    --------    --------    --------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $261,633    $ 72,704    $ 63,706    $ 42,586    $ 33,425    $225,797    $ 38,962    $ 14,786
Ratio of Expenses to
  Average Net Assets             1.61%       1.70%       1.70%       1.70%       1.70%       2.35%       2.45%       2.45%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets             1.30%       0.59%       0.71%       1.01%       0.98%       0.60%      (0.11)%      0.45%**
Portfolio Turnover Rate           108%         45%         44%         39%         30%        108%         45%         44%
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $   0.02    $   0.03    $   0.10    $   0.04    $   0.09    $   0.02    $   0.09    $   0.22
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                       1.62%       1.90%       2.06%       2.03%       2.58%       2.36%       2.65%       2.81%**
  Net Investment Income
    (Loss) to Average Net
    Assets                       1.30%       0.40%       0.35%       0.68%       0.10%       0.60%      (0.30)%      0.09%**
-------------------------------------------------------------------------------------------------------------------------



                                                          CLASS C
                                  --------------------------------------------------------
                                      YEAR        YEAR        YEAR        YEAR        YEAR
                                     ENDED       ENDED       ENDED       ENDED       ENDED
SELECTED PER SHARE DATA AND       JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,
RATIOS                               1998#        1997        1996        1995        1994
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                          $  16.24    $  14.49    $  12.43    $  11.90    $  11.05
                                  --------    --------    --------    --------    --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income (Loss)        0.08       (0.03)       0.12        0.04        0.06
  Net Realized and Unrealized
    Gain                              2.05        2.73        2.75        0.65        0.86
                                  --------    --------    --------    --------    --------
  Total From Investment
    Operations                        2.13        2.70        2.87        0.69        0.92
                                  --------    --------    --------    --------    --------
DISTRIBUTIONS
  Net Investment Income              (0.24)      (0.46)      (0.33)         --          --
  In Excess of Net Investment
    Income                              --          --          --       (0.03)         --
  Net Realized Gain                  (1.83)      (0.49)      (0.48)      (0.13)      (0.07)
                                  --------    --------    --------    --------    --------
  Total Distributions                (2.07)      (0.95)      (0.81)      (0.16)      (0.07)
                                  --------    --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD    $  16.30    $  16.24    $  14.49    $  12.43    $  11.90
                                  --------    --------    --------    --------    --------
                                  --------    --------    --------    --------    --------
TOTAL RETURN (1)                     15.37%      19.69%      23.65%       5.84%       8.34%
                                  --------    --------    --------    --------    --------
                                  --------    --------    --------    --------    --------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)                         $108,650    $ 78,199    $ 63,025    $ 40,460    $ 29,892
Ratio of Expenses to Average
  Net Assets                          2.55%       2.45%       2.45%       2.45%       2.45%
Ratio of Net Investment Income
  (Loss) to Average Net Assets        0.52%      (0.16)%     (0.04)%      0.25%       0.23%
Portfolio Turnover Rate                108%         45%         44%         39%         30%
------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income             $   0.02    $   0.03    $   1.16    $   0.05    $   0.12
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                            2.56%       2.65%       2.81%       2.78%       3.34%
  Net Investment Income (Loss)
    to Average Net Assets             0.52%      (0.34)%     (0.40)%     (0.08)%     (0.66)%


--------------------------------------------------------------------------------


 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive sale charges or deferred sales charges. Total return for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.



                                                         -----------------------
                                                                    125
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                            GLOBAL FIXED INCOME FUND



                                                                                                     CLASS B
                                                     CLASS A                             --------------------------------
                             --------------------------------------------------------                              AUGUST
                                 YEAR        YEAR        YEAR        YEAR        YEAR        YEAR        YEAR    1, 1995+
                                ENDED       ENDED       ENDED       ENDED       ENDED       ENDED       ENDED          TO
SELECTED PER SHARE DATA      JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,
AND RATIOS                      1998#        1997        1996        1995        1994       1998#        1997        1996
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $   9.95    $   9.94    $  10.23    $   9.53    $  10.55    $   9.91    $   9.91    $  10.24
                             --------    --------    --------    --------    --------    --------    --------    --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income          0.39        0.44        0.53        0.56        0.52        0.32        0.41        0.64
  Net Realized and
    Unrealized Gain
    (Loss)                       0.13       (0.02)      (0.01)       0.50       (0.42)       0.13       (0.07)      (0.26)
                             --------    --------    --------    --------    --------    --------    --------    --------
  Total From Investment
    Operations                   0.52        0.42        0.52        1.06        0.10        0.45        0.34        0.38
                             --------    --------    --------    --------    --------    --------    --------    --------
DISTRIBUTIONS
  Net Investment Income         (0.39)      (0.35)      (0.79)      (0.36)      (0.50)      (0.33)      (0.29)      (0.69)
  In Excess of Net
    Investment Income           (0.01)      (0.06)      (0.02)         --       (0.12)      (0.01)      (0.05)      (0.02)
  Net Realized Gain             (0.05)         --          --          --       (0.47)      (0.05)         --          --
  In Excess of Net
    Realized Gain                  --          --          --          --       (0.03)         --          --          --
                             --------    --------    --------    --------    --------    --------    --------    --------
  Total Distributions           (0.45)      (0.41)      (0.81)      (0.36)      (1.12)      (0.39)      (0.34)      (0.71)
                             --------    --------    --------    --------    --------    --------    --------    --------
NET ASSET VALUE, END OF
  PERIOD                     $  10.02    $   9.95    $   9.94    $  10.23    $   9.53    $   9.97    $   9.91    $   9.91
                             --------    --------    --------    --------    --------    --------    --------    --------
                             --------    --------    --------    --------    --------    --------    --------    --------
TOTAL RETURN (1)                 5.36%       4.27%       5.20%      11.41%       0.41%       4.65%       3.48%       3.76%
                             --------    --------    --------    --------    --------    --------    --------    --------
                             --------    --------    --------    --------    --------    --------    --------    --------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $  4,413    $  6,407    $  7,432    $ 11,092    $ 10,369    $  1,425    $  1,716    $  1,440
Ratio of Expenses to
  Average Net Assets             1.45%       1.45%       1.45%       1.45%       1.45%       2.20%       2.20%       2.20%**
Ratio of Net Investment
  Income to Average Net
  Assets                         3.94%       4.40%       5.02%       5.84%       4.70%       3.21%       3.65%       3.38%**
Portfolio Turnover Rate            78%        170%        223%        169%        168%         78%        170%        223%
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During
  the Period
  Per Share Benefit to
    Net Investment Income    $   0.15    $   0.12    $   0.07    $   0.07    $   0.11    $   0.15    $   0.13    $   0.12
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                       3.00%       2.57%       2.16%       2.22%       2.48%       3.75%       3.37%       3.57%**
  Net Investment Income
    to Average Net Assets        2.42%       3.25%       4.31%       5.07%       3.67%       1.65%       2.45%       2.01%**
-------------------------------------------------------------------------------------------------------------------------



                                                     CLASS C
                             --------------------------------------------------------
                                 YEAR        YEAR        YEAR        YEAR        YEAR
                                ENDED       ENDED       ENDED       ENDED       ENDED
SELECTED PER SHARE DATA      JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,
AND RATIOS                      1998#        1997        1996        1995        1994
-------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $   9.90    $   9.90    $  10.20    $   9.54    $  10.56
                             --------    --------    --------    --------    --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income          0.32        0.39        0.37        0.49        0.43
  Net Realized and
    Unrealized Gain
    (Loss)                       0.13       (0.05)       0.08        0.47       (0.40)
                             --------    --------    --------    --------    --------
  Total From Investment
    Operations                   0.45        0.34        0.45        0.96        0.03
                             --------    --------    --------    --------    --------
DISTRIBUTIONS
  Net Investment Income         (0.33)      (0.29)      (0.73)      (0.30)      (0.44)
  In Excess of Net
    Investment Income           (0.01)      (0.05)      (0.02)         --       (0.11)
  Net Realized Gain             (0.05)         --          --          --       (0.47)
  In Excess of Net
    Realized Gain                  --          --          --          --       (0.03)
                             --------    --------    --------    --------    --------
  Total Distributions           (0.39)      (0.34)      (0.75)      (0.30)      (1.05)
                             --------    --------    --------    --------    --------
NET ASSET VALUE, END OF
  PERIOD                     $   9.96    $   9.90    $   9.90    $  10.20    $   9.54
                             --------    --------    --------    --------    --------
                             --------    --------    --------    --------    --------
TOTAL RETURN (1)                 4.65%       3.48%       4.47%      10.24%      (0.25)%
                             --------    --------    --------    --------    --------
                             --------    --------    --------    --------    --------
RATIOS AND SUPPLEMENTAL
  DATA
Net Asets, End of Period
  (000's)                    $  1,888    $  2,445    $  2,844    $  5,965    $  5,407
Ratio of Expenses to
  Average Net Assets             2.20%       2.20%       2.20%       2.20%       2.20%
Ratio of Net Investment
  Income to Average Net
  Assets                         3.21%       3.65%       4.35%       5.09%       3.95%
Portfolio Turnover Rate            78%        170%        223%        169%        168%
-------------------------------------------------------------------------------------
Effect of Voluntary
  Expense
  Limitation During the
  Period
  Per Share Benefit to
    Net Investment Income    $   0.15    $   0.12    $   0.06    $   0.08    $   0.12
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                       3.75%       3.35%       2.87%       2.97%       3.29%
  Net Investment Income
    to Average Net Assets        1.67%       2.48%       3.68%       4.32%       2.86%


--------------------------------------------------------------------------------


 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.



------------------
         126
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                    GOVERNMENT OBLIGATIONS MONEY MARKET FUND



                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
SELECTED PER SHARE DATA          JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
AND RATIOS                           1998            1997            1996            1995            1994
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
                             ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income            0.0469          0.0443          0.0464          0.0448          0.0243
  Net Realized and
    Unrealized Gain
    (Loss)                             --              --         (0.0011)             --          0.0011
                             ------------    ------------    ------------    ------------    ------------
  Total From Investment
    Operations                     0.0469          0.0443          0.0453          0.0448          0.0254
                             ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income           (0.0469)        (0.0443)        (0.0464)        (0.0448)        (0.0243)
  Net Realized Gain                    --              --         (0.0001)             --         (0.0011)
                             ------------    ------------    ------------    ------------    ------------
  Total Distributions             (0.0469)        (0.0443)        (0.0465)        (0.0448)        (0.0254)
                             ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
                             ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------
TOTAL RETURN                         4.79%           4.53%           4.72%           4.58%           2.45%
                             ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
  (000's)                    $     56,302    $     94,768    $    145,978    $     67,505    $    102,551
Ratio of Expenses to
  Average Net Assets                 0.95%           0.95%           0.95%           0.95%           0.95%
Ratio of Net Investment
  Income to Average Net
  Assets                             4.64%           4.43%           4.68%           4.61%           2.40%
---------------------------------------------------------------------------------------------------------
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           1.22%           1.27%           1.24%           1.12%           1.22%
  Net Investment Income
    to Average Net Assets            4.38%           4.10%           4.39%           4.44%           2.13%


--------------------------------------------------------------------------------

                                                         -----------------------
                                                                    127
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                         HIGH YIELD & TOTAL RETURN FUND


                                         CLASS A                             CLASS B
                             --------------------------------    --------------------------------
                                 YEAR        YEAR      MAY 1,        YEAR        YEAR      MAY 1,
                                ENDED       ENDED    1996* TO       ENDED       ENDED    1996* TO
SELECTED PER SHARE DATA      JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,
AND RATIOS                      1998#        1997        1996       1998#        1997        1996
-------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $  12.86    $  11.92    $  12.00    $  12.86    $  11.93    $  12.00
                             --------    --------    --------    --------    --------    --------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income          0.97        1.07        0.13        0.87        0.98        0.12
  Net Realized and
    Unrealized Gain
    (Loss)                       0.35        0.99       (0.09)       0.34        0.99       (0.09)
                             --------    --------    --------    --------    --------    --------
  Total From Investment
    Operations                   1.32        2.06        0.04        1.21        1.97        0.03
                             --------    --------    --------    --------    --------    --------
DISTRIBUTION:
  Net Investment Income         (0.97)      (1.07)      (0.12)      (0.89)      (0.99)      (0.10)
  Net Realized Gain             (0.55)      (0.05)         --       (0.55)      (0.05)         --
                             --------    --------    --------    --------    --------    --------
  Total Distributions           (1.52)      (1.12)      (0.12)      (1.44)      (1.04)      (0.10)
                             --------    --------    --------    --------    --------    --------
NET ASSET VALUE, END OF
  PERIOD                     $  12.66    $  12.86    $  11.92    $  12.63    $  12.86    $  11.93
                             --------    --------    --------    --------    --------    --------
                             --------    --------    --------    --------    --------    --------
TOTAL RETURN (1)                10.81%      18.12%       0.29%       9.86%      17.22%       0.21%
                             --------    --------    --------    --------    --------    --------
                             --------    --------    --------    --------    --------    --------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
  (000's)                    $  7,813    $  8,980    $  3,907    $ 18,420    $  8,617    $  3,421
Ratio of Expenses to
  Average Net Assets             1.25%       1.25%       1.25%**     2.00%       2.00%       2.00%**
Ratio of Net Investment
  Income to Average Net
  Assets                         7.42%       8.83%       6.85%**     6.70%       7.99%       6.08%**
Portfolio Turnover Rate            81%        104%         10%         81%        104%         10%
-------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period Per
    Share Benefit to Net
    Investment Income        $   0.08    $   0.10    $   0.04    $   0.08    $   0.10    $   0.04
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                       1.89%       2.04%       3.51%**     2.64%       2.82%       4.25%**
  Net Investment Income
    to Average Net Assets        6.78%       8.04%       4.59%**     6.04%       7.17%       3.83%**

                                         CLASS C
                             --------------------------------
                                 YEAR        YEAR      MAY 1,
                                ENDED       ENDED    1996* TO
SELECTED PER SHARE DATA      JUNE 30,    JUNE 30,    JUNE 30,
AND RATIOS                      1998#        1997        1996
-------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $  12.86    $  11.93    $  12.00
                             --------    --------    --------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income          0.86        0.99        0.12
  Net Realized and
    Unrealized Gain
    (Loss)                       0.35        0.98       (0.09)
                             --------    --------    --------
  Total From Investment
    Operations                   1.21        1.97        0.03
                             --------    --------    --------
DISTRIBUTION:
  Net Investment Income         (0.89)      (0.99)      (0.10)
  Net Realized Gain             (0.55)      (0.05)         --
                             --------    --------    --------
  Total Distributions           (1.44)      (1.04)      (0.10)
                             --------    --------    --------
NET ASSET VALUE, END OF
  PERIOD                     $  12.63    $  12.86    $  11.93
                             --------    --------    --------
                             --------    --------    --------
TOTAL RETURN (1)                 9.86%      17.21%       0.21%
                             --------    --------    --------
                             --------    --------    --------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
  (000's)                    $  8,145    $  4,970    $  3,316
Ratio of Expenses to
  Average Net Assets             2.00%       2.00%       2.00%**
Ratio of Net Investment
  Income to Average Net
  Assets                         6.63%       8.03%       6.07%**
Portfolio Turnover Rate            81%        104%         10%
--------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period Per
    Share Benefit to Net
    Investment Income        $   0.08    $   0.11    $   0.04
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                       2.64%       2.88%       4.25%**
  Net Investment Income
    to Average Net Assets        6.01%       7.15%       3.82%**


--------------------------------------------------------------------------------


  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.



------------------
         128
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                           INTERNATIONAL MAGNUM FUND



                                       CLASS A                         CLASS B                         CLASS C
                             ----------------------------    ----------------------------    ----------------------------
                                                  JULY 1,                         JULY 1,                         JULY 1,
                               YEAR ENDED        1996* TO      YEAR ENDED        1996* TO      YEAR ENDED        1996* TO
SELECTED PER SHARE DATA          JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
AND RATIOS                          1998#            1997           1998#            1997           1998#            1997
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      13.91    $      12.00    $      13.84    $      12.00    $      13.83    $      12.00
                             ------------    ------------    ------------    ------------    ------------          ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income              0.17            0.17            0.05            0.10            0.05            0.06
  Net Realized and
    Unrealized Gain                  0.96            1.88            0.97            1.85            0.99            1.88
                             ------------    ------------    ------------    ------------    ------------          ------
  Total From Investment
    Operations                       1.13            2.05            1.02            1.95            1.04            1.94
                             ------------    ------------    ------------    ------------    ------------          ------
DISTRIBUTIONS
  Net Investment Income             (0.18)          (0.13)          (0.13)          (0.10)          (0.08)          (0.10)
  Net Realized Gain                 (0.01)          (0.01)          (0.01)          (0.01)          (0.01)          (0.01)
                             ------------    ------------    ------------    ------------    ------------          ------
  Total Distributions               (0.19)          (0.14)          (0.14)          (0.11)          (0.09)          (0.11)
                             ------------    ------------    ------------    ------------    ------------          ------
NET ASSET VALUE, END OF
  PERIOD                     $      14.85    $      13.91    $      14.72    $      13.84    $      14.78    $      13.83
                             ------------    ------------    ------------    ------------    ------------          ------
                             ------------    ------------    ------------    ------------    ------------          ------
TOTAL RETURN (1)                     8.32%          17.30%           7.55%          16.40%           7.55%          16.27%
                             ------------    ------------    ------------    ------------    ------------          ------
                             ------------    ------------    ------------    ------------    ------------          ------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
  (000's)                    $     66,817    $     21,961    $     51,541    $     18,215    $     15,520    $      9,156
Ratio of Expenses to
  Average Net Assets                 1.65%           1.65%**         2.40%           2.40%**         2.40%           2.40%**
Ratio of Net Investment
  Income to Average Net
  Assets                             1.19%           1.39%**         0.40%           0.54%**         0.36%           0.29%**
Portfolio Turnover Rate                35%             22%             35%             22%             35%             22%
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $       0.02    $       0.11    $       0.02    $       0.17    $       0.02    $       0.21
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           1.82%           2.50%**         2.57%           3.34%**         2.56%           3.45%**
  Net Investment Income
    (Loss) to Average Net
    Assets                           1.02%           0.52%**         0.23%          (0.42)%**         0.20%**        (0.77)%**


--------------------------------------------------------------------------------


  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.



                                                         -----------------------
                                                                    129
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                              LATIN AMERICAN FUND


                                                          CLASS A
                              ---------------------------------------------------------------
                                                                                      JULY 6,
                                YEAR ENDED       YEAR ENDED       YEAR ENDED            1994*
SELECTED PER SHARE DATA           JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,
AND RATIOS                           1998#             1997             1996             1995
---------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD         $      17.39     $      12.63     $       9.08     $      12.00
                              ------------     ------------     ------------     ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                           (0.01)            0.02             0.10            (0.02)
  Net Realized and
    Unrealized Gain
    (Loss)                           (2.73)            6.46             3.47            (2.70)
                              ------------     ------------     ------------     ------------
  Total From Investment
    Operations                       (2.74)            6.48             3.57            (2.72)
                              ------------     ------------     ------------     ------------
DISTRIBUTIONS
  Net Investment Income                 --               --            (0.02)              --
  In Excess of Net
    Investment Income                   --            (0.09)              --               --
  Net Realized Gain                  (1.92)           (1.63)              --               --
  In Excess of Net
    Realized Gain                    (1.31)              --               --               --
  Return of Capital                     --               --               --            (0.20)
                              ------------     ------------     ------------     ------------
  Total Distributions                (3.23)           (1.72)           (0.02)           (0.20)
                              ------------     ------------     ------------     ------------
NET ASSET VALUE, END OF
  PERIOD                      $      11.42     $      17.39     $      12.63     $       9.08
                              ------------     ------------     ------------     ------------
                              ------------     ------------     ------------     ------------
TOTAL RETURN (1)                    (17.37)%          57.32%           39.35%          (23.07)%
                              ------------     ------------     ------------     ------------
                              ------------     ------------     ------------     ------------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                     $     44,439     $     84,401     $     18,701     $      7,658
Ratio of Expenses to
  Average Net Assets                  2.25%            2.24%            2.11%            2.46%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                 (0.09)%          (0.08)%           1.18%           (0.44)%**
Portfolio Turnover Rate                249%             241%             131%             107%
---------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income     $       0.02     $       0.10     $       0.09     $       0.13
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                            2.41%            2.77%            3.28%            4.30%**
  Net Investment Income
    (Loss) to Average Net
    Assets                           (0.24)%          (0.61)%           0.01%           (2.26)%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense                             2.10%            2.10%            2.10%            2.10%**
---------------------------------------------------------------------------------------------

                                                 CLASS B
                              ----------------------------------------------
                                                                   AUGUST 1,
                                YEAR ENDED       YEAR ENDED         1995+ TO
SELECTED PER SHARE DATA           JUNE 30,         JUNE 30,         JUNE 30,
AND RATIOS                           1998#             1997             1996
-------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD         $      16.99     $      12.45     $       9.58
                              ------------     ------------           ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                           (0.08)           (0.03)            0.03
  Net Realized and
    Unrealized Gain
    (Loss)                           (2.65)            6.28             2.84
                              ------------     ------------           ------
  Total From Investment
    Operations                       (2.73)            6.25             2.87
                              ------------     ------------           ------
DISTRIBUTIONS
  Net Investment Income                 --               --               --
  In Excess of Net
    Investment Income                   --            (0.08)              --
  Net Realized Gain                  (1.92)           (1.63)              --
  In Excess of Net
    Realized Gain                    (1.31)              --               --
  Return of Capital                     --               --               --
                              ------------     ------------           ------
  Total Distributions                (3.23)           (1.71)              --
                              ------------     ------------           ------
NET ASSET VALUE, END OF
  PERIOD                      $      11.03     $      16.99     $      12.45
                              ------------     ------------           ------
                              ------------     ------------           ------
TOTAL RETURN (1)                    (17.82)%          56.17%           29.26%
                              ------------     ------------           ------
                              ------------     ------------           ------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                     $     24,206     $     14,314     $      2,041
Ratio of Expenses to
  Average Net Assets                  2.99%            2.99%            2.87%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                 (0.58)%          (0.78)%           0.88%**
Portfolio Turnover Rate                249%             241%             131%
---------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income     $       0.02     $       0.02     $       0.04
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                            3.16%            3.55%            3.89%**
  Net Investment Income
    (Loss) to Average Net
    Assets                           (0.73)%          (1.34)%          (0.14)%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense                             2.85%            2.85%            2.85%**
---------------------------------------------------------------------------------------------



                                                       CLASS C
                             ------------------------------------------------------------
                                                                                  JULY 6,
                               YEAR ENDED      YEAR ENDED      YEAR ENDED           1994*
SELECTED PER SHARE DATA          JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
AND RATIOS                          1998#            1997            1996            1995
-----------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      17.01    $      12.43    $       8.99    $      12.00
                             ------------    ------------          ------          ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                          (0.11)          (0.07)           0.04           (0.08)
  Net Realized and
    Unrealized Gain
    (Loss)                          (2.63)           6.31            3.40           (2.73)
                             ------------    ------------          ------          ------
  Total From Investment
    Operations                      (2.74)           6.24            3.44           (2.81)
                             ------------    ------------          ------          ------
DISTRIBUTIONS
  In Excess of Net
    Investment Income                  --           (0.03)             --              --
  Net Realized Gain                 (1.92)          (1.63)             --              --
  In Excess of Net
    Realized Gain                   (1.31)             --              --              --
  Return of Capital                    --              --              --           (0.20)
                             ------------    ------------          ------          ------
  Total Distributions               (3.23)          (1.66)             --           (0.20)
                             ------------    ------------          ------          ------
NET ASSET VALUE, END OF
  PERIOD                     $      11.04    $      17.01    $      12.43    $       8.99
                             ------------    ------------          ------          ------
                             ------------    ------------          ------          ------
TOTAL RETURN (1)                   (17.86)%         56.04%          38.26%         (23.83)%
                             ------------    ------------          ------          ------
                             ------------    ------------          ------          ------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     14,577    $     20,345    $      6,780    $      4,085
Ratio of Expenses to
  Average Net Assets                 3.00%           2.99%           2.86%           3.20%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (0.77)%         (0.79)%          0.42%          (1.16)%**
Portfolio Turnover Rate               249%            241%            131%            107%
-----------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $       0.02    $       0.05    $       0.12    $       0.12
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           3.16%           3.56%           4.06%           5.20%**
  Net Investment Income
    (Loss) to Average Net
    Assets                          (0.93)%         (1.36)%         (0.78)%         (3.16)%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense                            2.85%           2.85%           2.85%           2.85%**


--------------------------------------------------------------------------------


  *  Commencement of operations.
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total return for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.



------------------
         130
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                               MONEY MARKET FUND



                                 YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
SELECTED PER SHARE DATA AND        JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
RATIOS                                 1998         1997         1996         1995         1994
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                         $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                 ----------   ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income              0.0472       0.0450       0.0463       0.0446       0.0246
  Net Realized and Unrealized
    Gain (Loss)                          --           --      (0.0006)      0.0001           --
                                 ----------   ----------   ----------   ----------   ----------
  Total From Investment
    Operations                       0.0472       0.0450       0.0457       0.0447       0.0246
                                 ----------   ----------   ----------   ----------   ----------
DISTRIBUTIONS:
  Net Investment Income             (0.0472)     (0.0450)     (0.0463)     (0.0446)     (0.0246)
  Net Realized Gain                      --           --           --      (0.0001)          --
                                 ----------   ----------   ----------   ----------   ----------
  Total Distributions               (0.0472)     (0.0450)     (0.0463)     (0.0447)     (0.0246)
                                 ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF PERIOD   $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                 ----------   ----------   ----------   ----------   ----------
                                 ----------   ----------   ----------   ----------   ----------
TOTAL RETURN (1)                       4.83%        4.60%        4.72%        4.55%        2.49%
                                 ----------   ----------   ----------   ----------   ----------
                                 ----------   ----------   ----------   ----------   ----------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)                        $  119,376   $  138,422   $  170,973   $  171,515   $  176,599
Ratio of Expenses to Average
  Net Assets                           0.98%        0.98%        0.98%        0.98%        0.98%
Ratio of Net Investment Income
  to Average Net Assets                4.72%        4.50%        4.65%        4.45%        2.45%
-----------------------------------------------------------------------------------------------
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                             1.10%        1.27%        1.22%        1.18%        1.19%
  Net Investment Income to
    Average Net Assets                 4.61%        4.20%        4.41%        4.25%        2.24%


--------------------------------------------------------------------------------


(1)  Total returns for periods of less than one year are not annualized.

                                                         -----------------------
                                                                    131
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                             U.S. REAL ESTATE FUND


                                         CLASS A                             CLASS B
                             --------------------------------    --------------------------------
                                 YEAR        YEAR      MAY 1,        YEAR        YEAR      MAY 1,
                                ENDED       ENDED    1996* TO       ENDED       ENDED    1996* TO
SELECTED PER SHARE DATA      JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,
AND RATIOS                      1998#        1997        1996       1998#        1997        1996
-------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $  16.39    $  12.52    $  12.00    $  16.36    $  12.52    $  12.00
                             --------    --------    --------    --------    --------    --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income          0.50        0.37        0.08        0.39        0.15        0.07
  Net Realized and
    Unrealized Gain              0.88        4.03        0.48        0.82        4.12        0.48
                             --------    --------    --------    --------    --------    --------
  Total From Investment
    Operations                   1.38        4.40        0.56        1.21        4.27        0.55
                             --------    --------    --------    --------    --------    --------
DISTRIBUTIONS:
  Net Investment Income         (0.51)      (0.29)      (0.04)      (0.39)      (0.19)      (0.03)
  In Excess of Net
    Investment Income           (0.05)         --          --       (0.04)         --          --
  Net Realized Gain             (1.60)      (0.24)         --       (1.60)      (0.24)         --
                             --------    --------    --------    --------    --------    --------
  Total Distributions           (2.16)      (0.53)      (0.04)      (2.03)      (0.43)      (0.03)
                             --------    --------    --------    --------    --------    --------
NET ASSET VALUE, END OF
  PERIOD                     $  15.61    $  16.39    $  12.52    $  15.54    $  16.36    $  12.52
                             --------    --------    --------    --------    --------    --------
                             --------    --------    --------    --------    --------    --------
TOTAL RETURN (1)                 8.27%      35.75%       4.63%       7.23%      34.58%       4.54%
                             --------    --------    --------    --------    --------    --------
                             --------    --------    --------    --------    --------    --------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $ 16,873    $ 14,827    $  1,829    $ 15,197    $  7,120    $  2,197
Ratio of Expenses to
  Average Net Assets             1.55%       1.55%       1.55%**     2.30%       2.30%       2.30%**
Ratio of Net Investment
  Income to Average Net
  Assets                         2.99%       2.33%       4.11%**     2.36%       1.49%       3.35%**
Portfolio Turnover Rate           130%        143%          0%        130%        143%          0%
-------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $   0.09    $   0.16    $   0.08    $   0.09    $   0.11    $   0.07
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                       2.09%       2.51%       5.58%**     2.84%       3.39%       6.34%**
  Net Investment Income
    (Loss) to Average Net
    Assets                       2.45%       1.36%       0.08%**     1.82%       0.39%      (0.69)%**

                                         CLASS C
                             --------------------------------
                                 YEAR        YEAR      MAY 1,
                                ENDED       ENDED    1996* TO
SELECTED PER SHARE DATA      JUNE 30,    JUNE 30,    JUNE 30,
AND RATIOS                      1998#        1997        1996
-------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $  16.36    $  12.52    $  12.00
                             --------    --------    --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income          0.39        0.20        0.07
  Net Realized and
    Unrealized Gain              0.83        4.07        0.48
                             --------    --------    --------
  Total From Investment
    Operations                   1.22        4.27        0.55
                             --------    --------    --------
DISTRIBUTIONS:
  Net Investment Income         (0.39)      (0.19)      (0.03)
  In Excess of Net
    Investment Income           (0.04)         --          --
  Net Realized Gain             (1.60)      (0.24)         --
                             --------    --------    --------
  Total Distributions           (2.03)      (0.43)      (0.03)
                             --------    --------    --------
NET ASSET VALUE, END OF
  PERIOD                     $  15.55    $  16.36    $  12.52
                             --------    --------    --------
                             --------    --------    --------
TOTAL RETURN (1)                 7.20%      34.56%       4.54%
                             --------    --------    --------
                             --------    --------    --------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $  4,187    $  2,369    $  1,782
Ratio of Expenses to
  Average Net Assets             2.30%       2.30%       2.30%**
Ratio of Net Investment
  Income to Average Net
  Assets                         2.31%       1.46%       3.39%**
Portfolio Turnover Rate           130%        143%          0%
--------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $   0.09    $   0.17    $   0.08
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                       2.83%       3.58%       6.32%**
  Net Investment Income
    (Loss) to Average Net
    Assets                       1.78%       0.16%      (0.63)%**


--------------------------------------------------------------------------------


  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.



------------------
         132
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                   VALUE FUND



                                              CLASS A         CLASS B         CLASS C
                                            ------------    ------------    ------------
                                                 JULY 7,         JULY 7,         JULY 7,
                                                   1997*           1997*           1997*
                                                JUNE 30,        JUNE 30,        JUNE 30,
SELECTED PER SHARE DATA AND RATIOS                 1998#           1998#           1998#
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $      10.00    $      10.00    $      10.00
                                            ------------    ------------    ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                             0.11            0.03            0.03
  Net Realized and Unrealized Gain                  0.56            0.56            0.55
                                            ------------    ------------    ------------
  Total From Investment Operations                  0.67            0.59            0.58
                                            ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income                            (0.08)          (0.03)          (0.03)
  In Excess of Net Investment Income               (0.01)          (0.00)++        (0.00)++
  Net Realized Gain                                (0.05)          (0.05)          (0.05)
                                            ------------    ------------    ------------
  Total Distributions                              (0.14)          (0.08)          (0.08)
                                            ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD              $      10.53    $      10.51    $      10.50
                                            ------------    ------------    ------------
                                            ------------    ------------    ------------
TOTAL RETURN (1)                                    6.74%           6.01%           5.83%
                                            ------------    ------------    ------------
                                            ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)           $    137,447    $    142,741    $     35,564
Ratio of Expenses to Average Net Assets             1.45%**         2.20%**         2.20%**
Ratio of Net Investment Income to
  Average Net Assets                                1.02%**         0.28%**         0.29%**
Portfolio Turnover Rate                               38%             38%             38%
----------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income                                  $       0.01    $       0.01    $       0.01
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                    1.60%**         2.35%**         2.35%**
  Net Investment Income to Average Net
    Assets                                          0.88%**         0.14%**         0.15%**


--------------------------------------------------------------------------------


  *  Commencement of operations
 **  Annualized
 ++  Amount is less than $0.01 per share
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.



                                                         -----------------------
                                                                    133
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                           WORLDWIDE HIGH INCOME FUND



                                                     CLASS A
                             --------------------------------------------------------                CLASS B
                                                                                APRIL    --------------------------------
                                 YEAR        YEAR        YEAR        YEAR         21,        YEAR        YEAR      AUGUST
                                ENDED       ENDED       ENDED       ENDED       1994*       ENDED       ENDED    1, 1995+
SELECTED PER SHARE DATA      JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,     TO JUNE    JUNE 30,    JUNE 30,     TO JUNE
AND RATIOS                      1998#        1997        1996        1995    30, 1994       1998#        1997    30, 1996
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $  14.26    $  12.47    $  11.57    $  12.17    $  12.00    $  14.20    $  12.44    $  11.63
                             --------    --------    --------    --------    --------    --------    --------    --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income          1.15        1.25        1.36        1.26        0.18        1.04        1.07        1.18
  Net Realized and
    Unrealized Gain
    (Loss)                      (0.67)       2.30        0.80       (0.52)       0.16       (0.65)       2.35        0.72
                             --------    --------    --------    --------    --------    --------    --------    --------
  Total From Investment
    Operations                   0.48        3.55        2.16        0.74        0.34        0.39        3.42        1.90
                             --------    --------    --------    --------    --------    --------    --------    --------
DISTRIBUTIONS
  Net Investment Income         (1.09)      (1.25)      (1.26)      (1.22)      (0.17)      (1.00)      (1.15)      (1.09)
  Net Realized Gain             (1.19)      (0.51)         --       (0.12)         --       (1.19)      (0.51)         --
                             --------    --------    --------    --------    --------    --------    --------    --------
  Total Distributions           (2.28)      (1.76)      (1.26)      (1.34)      (0.17)      (2.19)      (1.66)      (1.09)
                             --------    --------    --------    --------    --------    --------    --------    --------
NET ASSET VALUE, END OF
  PERIOD                     $  12.46    $  14.26    $  12.47    $  11.57    $  12.17    $  12.40    $  14.20    $  12.44
                             --------    --------    --------    --------    --------    --------    --------    --------
                             --------    --------    --------    --------    --------    --------    --------    --------
TOTAL RETURN (1)                 3.40%      30.29%      19.61%       6.87%       2.86%       2.63%      29.14%      17.07%
                             --------    --------    --------    --------    --------    --------    --------    --------
                             --------    --------    --------    --------    --------    --------    --------    --------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $ 91,579    $ 76,439    $ 41,493    $ 14,819    $  6,857    $146,401    $ 78,340    $ 26,174
Ratio of Expenses to
  Average Net Assets             1.45%       1.52%       1.55%       1.55%       1.55%**     2.20%       2.27%       2.30%**
Ratio of Net Investment
  Income to Average Net
  Assets                         8.36%       9.73%      11.95%      11.53%       8.29%**     7.64%       8.86%      12.06%**
Portfolio Turnover Rate           156%        157%        220%        178%         19%        156%        157%        220%
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $     --    $     --    $   0.02    $   0.05    $   0.02    $     --    $     --    $   0.02
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                         --          --        1.69%       1.97%       3.23%**       --          --        2.47%**
  Net Investment Income
    to Average Net Assets          --          --       11.81%      11.11%       6.61%**       --          --       11.89%**
-------------------------------------------------------------------------------------------------------------------------



                                                     CLASS C
                             --------------------------------------------------------
                                                                                APRIL
                                 YEAR        YEAR        YEAR        YEAR         21,
                                ENDED       ENDED       ENDED       ENDED       1994*
SELECTED PER SHARE DATA      JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,     TO JUNE
AND RATIOS                      1998#        1997        1996        1995    30, 1994
-------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $  14.21    $  12.45    $  11.58    $  12.16    $  12.00
                             --------    --------    --------    --------    --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income          1.04        1.16        1.30        1.17        0.17
  Net Realized and
    Unrealized Gain
    (Loss)                      (0.66)       2.26        0.77       (0.50)       0.15
                             --------    --------    --------    --------    --------
  Total From Investment
    Operations                   0.38        3.42        2.07        0.67        0.32
                             --------    --------    --------    --------    --------
DISTRIBUTIONS
  Net Investment Income         (1.00)      (1.15)      (1.20)      (1.13)      (0.16)
  Net Realized Gain             (1.19)      (0.51)         --       (0.12)         --
                             --------    --------    --------    --------    --------
  Total Distributions           (2.19)      (1.66)      (1.20)      (1.25)      (0.16)
                             --------    --------    --------    --------    --------
NET ASSET VALUE, END OF
  PERIOD                     $  12.40    $  14.21    $  12.45    $  11.58    $  12.16
                             --------    --------    --------    --------    --------
                             --------    --------    --------    --------    --------
TOTAL RETURN (1)                 2.55%      29.12%      18.71%       6.20%       2.62%
                             --------    --------    --------    --------    --------
                             --------    --------    --------    --------    --------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $ 60,197    $ 41,709    $ 28,094    $ 11,880    $  6,081
Ratio of Expenses to
  Average Net Assets             2.20%       2.27%       2.30%       2.30%       2.30%**
Ratio of Net Investment
  Income to Average Net
  Assets                         7.62%       9.04%      11.40%      10.72%       7.54%**
Portfolio Turnover Rate           156%        157%        220%        178%         19%
-------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $     --    $     --    $   0.04    $   0.05    $   0.06
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                         --          --        2.44%       2.74%       4.00%**
  Net Investment Income
    to Average Net Assets          --          --       11.26%      10.28%       5.84%**


--------------------------------------------------------------------------------


  *  Commencement of operations
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total return for periods of less than one year are not annualized.
  # Net investment income and capital charges per share are based upon monthly average shares outstanding.



------------------
         134
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1998

--------------------------------------------------------------------------------



Van Kampen Series Fund, Inc. (formerly Morgan Stanley Fund, Inc.) (the "Fund") was incorporated under the laws of Maryland on August 14, 1992 and commenced operations on January 4, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company which offers redeemable shares of diversified and non-diversified investment portfolios.



As of June 30, 1998, the Fund had sixteen separate active investment portfolios:
Van Kampen Aggressive Equity Fund (formerly Morgan Stanley Aggressive Equity
Fund), Van Kampen American Value Fund (formerly Morgan Stanley American Value
Fund), Van Kampen Asian Growth Fund (formerly Morgan Stanley Asian Growth Fund), Van Kampen Emerging Markets Fund (formerly Morgan Stanley Emerging Markets
Fund), Van Kampen Equity Growth Fund, Van Kampen Global Equity Fund (formerly Morgan Stanley Global Equity Fund), Van Kampen Global Equity Allocation Fund (formerly Morgan Stanley Global Equity Allocation Fund), Van Kampen Global Fixed Income Fund (formerly Morgan Stanley Global Fixed Income Fund), Morgan Stanley Government Obligations Money Market Fund, Van Kampen High Yield & Total Return Fund (formerly Morgan Stanley High Yield Fund), Van Kampen International Magnum Fund (formerly Morgan Stanley International Magnum Fund), Van Kampen Latin American Fund (formerly Morgan Stanley Latin American Fund), Morgan Stanley Money Market Fund, Van Kampen U.S. Real Estate Fund (formerly Morgan Stanley U.S. Real Estate Fund), Van Kampen Value Fund (formerly Morgan Stanley Value
Fund), and Van Kampen Worldwide High Income Fund (formerly Morgan Stanley Worldwide High Income Fund) (referred to herein respectively as "Aggressive Equity Fund," "American Value Fund," "Asian Growth Fund," "Emerging Markets Fund," "Equity Growth Fund," "Global Equity Fund", "Global Equity Allocation Fund," "Global Fixed Income Fund," "Government Obligations Money Market Fund" "High Yield & Total Return Fund," "International Magnum Fund," "Latin American Fund," "Money Market Fund," "U.S. Real Estate Fund," "Value Fund," "Worldwide High Income Fund," and individually a "Portfolio" and collectively as the "Portfolios"). The financial statements of the Equity Growth Fund are presented separately.



The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares (with the exception of the Government Obligations Money Market and Money Market Funds). Class A shares are sold with a front-end sales charge of up to 5.75% (4.75% for shares sold in the Global Fixed Income Fund, High Yield & Total Return Fund and the Worldwide High Income Fund). For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B shares are sold with a contingent deferred sales charge on redemptions made within 5 years of purchase which declines annually from 5% for redemptions made in year one, down to 1.50% in year five. The contingent deferred sales charge is based on the lesser of the current market value of the shares redeemed or the total cost of such shares. Class B shares will automatically convert to Class A shares after the eighth year following purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares that are redeemed within one year of purchase, based on the lesser of the current market value of the shares redeemed or the total cost of such shares. All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.



The Global Equity Fund, and Value Fund commenced operations on October 29, 1997 and July 7, 1997 respectively.



A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.



1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which take into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities owned by the Government Obligations Money Market and Money Market Funds are stated at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.



At June 30, 1998, approximately 93% and 91% of the net assets of the High Yield & Total Return Fund and the Worldwide High Income Fund, respectively, consisted of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more


                                                              ------------------
                                                                    135

                          VAN KAMPEN SERIES FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1998

--------------------------------------------------------------------------------



sensitive to economic conditions than higher rated securities. Certain securities may be valued on the basis of bid prices provided by one principal market maker.



2. TAXES: It is each portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. A portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.



At June 30, 1998, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by U.S. Federal income tax regulations, through the indicated expiration dates:



                                               EXPIRATION DATE          EXPIRATION DATE
                                                 JUNE 30, 2004            JUNE 30, 2006
PORTFOLIOS                                               (000)                    (000)
-------------------------------------  -----------------------  -----------------------
Asian Growth.........................                  --       $             53,293
Government Obligations Money
  Market.............................  $               88                         --
Money Market.........................  $               70                         --



To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.



Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 1997 to June 30, 1998 certain Portfolios incurred and elected to defer until July 1, 1998, for U.S. Federal income tax purposes, net currency and capital losses of approximately:



                                                  CURRENCY
                                               AND CAPITAL
                                                    LOSSES
PORTFOLIOS                                           (000)
-------------------------------------  -------------------
Asian Growth.........................  $           71,758
Global Fixed Income..................                  89
Emerging Markets.....................              26,330
Latin American.......................               6,468



3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.



4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:



    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;



    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.



Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments are included in the reported net realized and unrealized gains (losses) on investments. However, pursuant to U.S. Federal income tax regulations, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.



Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.



The net assets of certain Portfolios include issuers located in emerging markets. There will be certain considerations and risks of these investments not typically associated with investments in the United States. Changes in currency


-----------------------
         136

                          VAN KAMPEN SERIES FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1998

--------------------------------------------------------------------------------



exchange rates will affect the value of and investment income from such securities. The smaller size of the markets themselves, lesser liquidity and greater volatility contribute to risks in valuation as compared with the U.S. securities markets. Also there is often substantially less publicly available information about these issuers. Emerging markets may be subject to a greater degree of governmental involvement in the economy and greater economic and political uncertainty. Accordingly the price which the Fund realizes upon the sale of securities in such markets may not be equal to its value as presented in the financial statements.



Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investment in domestic companies may be subject to limitations in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign" shares' market values may vary.



5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss on foreign currency translation. The Portfolio records realized gains or losses on foreign translation when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts but is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.



6. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolios sell securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolios are obligated to purchase securities at the market price to replace the borrowed securities at the time of replacement. The Portfolios may have to pay a premium to borrow the securities as well as pay dividends or interests payable on the securities until they are replaced. The Portfolios' obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolios will place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short, and (2) any cash, U.S. government securities, or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from the purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.



7. PURCHASED OPTIONS: Certain Portfolios may purchase call or put options on their portfolio securities. A Portfolio may purchase call options to protect against an increase in the price of a security it anticipates purchasing. A Portfolio may purchase put options on securities which it holds to protect against a decline in the value of the security. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.



8. SECURITY LENDING: Certain Portfolios may lend investment securities to qualified institutional investors who borrow securities in order to complete certain transactions. By lending its investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.



Portfolios that lend securities receive cash, securities issued or guaranteed by the U.S. Government or letters of credit as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested in interest bearing repurchase agreements with approved counterparties. A portion of the interest received on the repurchase agreements is retained by the Fund and the remainder is rebated to the borrower of the securities. The net amount of interest earned and interest rebated is included in the


                                                              ------------------
                                                                    137

                          VAN KAMPEN SERIES FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1998

--------------------------------------------------------------------------------



Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at June 30, 1998 is as follows:



                                               VALUE OF LOANED     VALUE OF
                                                    SECURITIES   COLLATERAL
PORTFOLIO                                                (000)        (000)
-------------------------------------  -----------------------  -----------
Global Equity Allocation.............  $              19,776    $    21,788



At June 30, 1998, the Fund had invested the cash collateral in a repurchase agreement with Goldman Sachs. Such repurchase agreement was collateralized by U.S. Treasury obligations.



Morgan Stanley Trust Company, an affiliate of the Investment Sub-Adviser, administers the security lending program and for its services the Fund incurred fees in the amount of $29,000 for the year ended June 30, 1998.



9. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Each Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not exceeding 120 days) after the date of the transaction. Additionally each Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed basis, it establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a forward commitment or when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.



10. STRUCTURED SECURITIES: The Worldwide High Income Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Portfolio to credit risks equivalent to that of the underlying instruments. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.



11. ORGANIZATIONAL COSTS: The organizational costs of the Portfolios are being amortized on a straight line basis over a period of five years beginning with each respective Portfolio's commencement of operations. Van Kampen Investments Inc. has agreed that in the event any of its initial shares in a Portfolio which comprised the Fund at its inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at the same time of redemption.



12. FUTURES CONTRACTS: Certain Portfolios may purchase and sell futures contracts. Future contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, instrument or basket of instruments. Futures contracts (secured by cash and securities deposited with brokers as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.



Certain Portfolios may use futures contracts in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in security values underlying these instruments applied to the notional value of the contract. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.



13. SWAP AGREEMENTS: Certain Portfolios may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the
Portfolios:



Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.



Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked


-----------------------
         138

                          VAN KAMPEN SERIES FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1998

--------------------------------------------------------------------------------



return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.



Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, if any, at the date of default. Swap contracts involve market risks in excess of the amounts recognized in the Statement of Assets and Liabilities.



14. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.



Certain Portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of the cost of those securities.



The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, deductibility of interest expense on short sales and gains on certain securities of corporations designated as "passive foreign investment companies."



Permanent book and tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.



Permanent book and tax basis differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of presenting net investment income (loss) per share in the Financial Highlights.



The reclassifications arising from current book/tax differences resulted in increases (decreases) to the components of net assets as follows:



                                                       ACCUMULATED
                                                               NET
                                        UNDISTRIBUTED     REALIZED
                                       NET INVESTMENT         GAIN   PAID IN
                                               INCOME       (LOSS)   CAPITAL
PORTFOLIO                                       (000)        (000)     (000)
-------------------------------------  --------------  -----------  --------
Aggressive Equity....................          $1,093      $(1,093)      $--
American Value.......................           1,962       (2,145)      183
Asian Growth.........................           1,332         (960)     (372)
Emerging Markets.....................             186         (186)       --
Global Equity........................             751         (711)      (40)
Global Equity Allocation.............           3,267       (5,391)    2,124
Global Fixed Income..................             (81)          81        --
Government Obligations
Money Market.........................              62           --       (62)
High Yield & Total Return............              19          (19)       --
International Magnum.................             949         (949)       --
Latin American.......................             296         (296)       --
Money Market.........................              62           --       (62)
U.S. Real Estate.....................              95           14      (109)
Value................................              60           (2)      (58)
Worldwide High Income................             (26)          74       (48)



B. ADVISER: Van Kampen Investment Advisory Corp., (the "Adviser") a wholly owned subsidiary of Van Kampen Funds Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), Morgan Stanley Asset Management, Inc. ("MSAM" or a "Sub-Adviser") and Miller Anderson & Sherred, LLP (a Sub-Adviser) wholly owned subsidiaries of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the


                                                              ------------------
                                                                    139

                          VAN KAMPEN SERIES FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1998

--------------------------------------------------------------------------------



Portfolios, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:



                                                                                                    CLASS B
                                                                            CLASS A             AND CLASS C
                                                                     MAX. OPERATING          MAX. OPERATING
PORTFOLIO                                      ADVISORY FEE           EXPENSE RATIO           EXPENSE RATIO
-------------------------------------  --------------------  ----------------------  ----------------------
Aggressive Equity....................               0.90%                 1.50%                   2.25%
American Value.......................               0.85%                 1.50%                   2.25%
Asian Growth.........................               1.00%                 1.90%                   2.65%
Emerging Markets.....................               1.25%                 2.15%                   2.90%
Global Equity........................               1.00%                 1.80%                   2.55%
Global Equity Allocation.............               1.00%                 1.70%                   2.45%
Global Fixed Income..................               0.75%                 1.45%                   2.20%
Government Obligations Money Market..               0.45%                 0.95%                    N/A
High Yield & Total Return............               0.75%                 1.25%                   2.00%
International Magnum.................               1.00%                 1.65%                   2.40%
Latin American.......................               1.25%                 2.10%                   2.85%
Money Market.........................               0.45%                 0.98%                    N/A
U.S. Real Estate.....................               1.00%                 1.55%                   2.30%
Value................................               0.80%                 1.45%                   2.20%
Worldwide High Income................               0.75%                 1.55%                   2.30%



C. ADMINISTRATOR: Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Administrator from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the advisor. The Government Obligations Money Market Fund and the Money Market Fund have an agreement with the Administrator to provide Transfer Agent services for its shareholders. In addition, the Latin American Fund incurs local administration fees in connection with doing business with certain emerging market countries.



D. DISTRIBUTOR: Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from most Portfolios a distribution fee, which is accrued daily and paid quarterly, of an amount up to 0.25% of the Class A shares and up to 1.00%, on an annualized basis, of the average daily net assets attributable to the Class B and Class C shares of each Portfolio. The Government Obligations Money Market and Money Market Funds pay the Distributor a fee which is accrued daily and paid monthly, up to 0.50%, on an annualized basis, of the average daily net assets of those Portfolios.



The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of each Portfolio redeemed within one to five years following such purchase. For the year ended June 30, 1998, the Distributor has advised the Fund that it earned initial sales charges of $2,944,039 for Class A shares and deferred sales charges of $88,616, $289,912 and $2,958,940 for Class A shares, Class B shares and Class C shares, respectively.



E. CUSTODIAN: Morgan Stanley Trust Company ("MSTC"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., acts as custodian for the Fund's assets held outside the United States in accordance with a custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.



For the year ended June 30, 1998, the following Portfolios incurred custody fees and had amounts payable to MSTC at June 30, 1998:



                                               MSTC CUSTODY             CUSTODY FEES
                                              FEES INCURRED          PAYABLE TO MSTC
FUND                                                  (000)                    (000)
-------------------------------------  --------------------  -----------------------
Asian Growth.........................  $            414      $              197
Emerging Markets.....................               746                     361
Global Equity........................               115                      78
Global Equity Allocation.............               251                     160
Global Fixed Income..................                 8                       2
International Magnum.................               140                      65
Latin American.......................               188                      70
Worldwide High Income................                11                      18



In addition, a Portfolio may earn interest income or incur interest expense relating to cash balances with MSTC.



F. DIRECTORS' FEES: The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund.


-----------------------
         140

                          VAN KAMPEN SERIES FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1998

--------------------------------------------------------------------------------



G. PURCHASES AND SALES: For the year ended June 30, 1998, purchases and sales of investment securities other than long-term U.S. Government securities and short-term investments were:



                                        PURCHASES     SALES
FUND                                        (000)     (000)
-------------------------------------  ----------  --------
Aggressive Equity....................  $  486,812  $366,496
American Value.......................   1,023,729   607,244
Asian Growth.........................     224,566   296,738
Emerging Markets.....................     191,844   178,043
Global Equity........................     681,648    19,628
Global Equity Allocation.............     224,465   223,907
Global Fixed Income..................       5,843     6,860
High Yield & Total Return............      24,676    17,005
International Magnum.................      88,678    25,857
Latin American.......................     265,425   278,789
U.S. Real Estate.....................      54,250    41,923
Value................................     328,003    63,695
Worldwide High Income................     453,341   362,384



Purchases and sales of long term U.S. Government securities during the year ended June 30, 1998 occurred in the Global Fixed Income Fund and totaled approximately $763,000 and $2,031,000, respectively.



H. OTHER: At June 30, 1998, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.



During the year ended June 30, 1998, the Asian Growth Fund, Emerging Markets Fund, Global Equity Fund, Global Equity Allocation Fund, International Magnum Fund and Latin American Fund, incurred approximately $157,000, $42,000, $189,000, $1,000, $8,000 and $53,000, respectively, as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.



At June 30, 1998, the Emerging Markets Fund and the Global Equity Allocation Fund owned shares of affiliated funds for which the Funds earned dividend income of approximately $87,400 and $1,298,000 and incurred losses of approximately $468,000 and $519,000, respectively, on sales of shares in affiliated funds during the period.



At June 30, 1998, two record shareholders owned 31% of the total shares outstanding of the Global Fixed Income Fund and Van Kampen Funds Inc. owned 100 shares of each Class A, B, and C in the Van Kampen Value Fund.



At June 30, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each Portfolio were:



                                                                        NET
                                                               APPRECIATION
                               COST   APPREC.   (DEPREC.)    (DEPRECIATION)
FUND                          (000)     (000)       (000)             (000)
-------------------------  --------  --------  ----------   ---------------
Aggressive Equity........  $216,709  $ 13,977  $ (11,687)   $        2,290
American Value...........   600,531    39,577    (25,131)           14,446
Asian Growth.............   123,952     3,965    (30,352)          (26,387)
Emerging Markets.........   180,545     8,129    (47,334)          (39,205)
Global Equity............   709,740   104,349    (42,902)           61,447
Global Equity
  Allocation.............   534,277    94,958    (19,275)           75,683
Global Fixed Income......     7,552       221       (171)               50
Government Obligations
  Money Market...........    56,317        --         --                --
High Yield & Total
  Return.................    33,650       834       (629)              205
International Magnum.....   124,130    16,692     (7,319)            9,425
Latin American...........    98,724        --    (16,785)          (16,785)
Money Market.............   118,940        --         --                --
U.S. Real Estate.........    35,219       695       (724)              (29)
Value....................   313,647    20,350    (19,349)            1,001
Worldwide High Income....   294,931     2,691    (17,535)          (14,844)



I. PLAN OF REORGANIZATION: On June 12, 1998, the Global Equity Allocation Fund acquired all of the assets and liabilities of the Van Kampen American Capital Global Equity Fund (the "VK Fund"), through a tax-free reorganization approved by the VK Fund shareholders on June 12, 1998. The Global Equity Allocation Fund issued the following shares valued at the corresponding net assets in exchange for VK Fund's net assets.



CLASS                                          NUMBER OF SHARES    NET ASSETS
-------------------------------------  ------------------------  ------------
A....................................             10,988,132     $178,667,033
B....................................              9,310,869      146,646,183
C....................................              1,045,761       16,627,602



Included in these net assets were unrealized appreciation of $41,291,000, and cumulative book and tax basis differences related to expenses not yet deductible for tax purposes of $34,540 as a result of timing differences related to the directors deferred compensation plan which is a component of undistributed net investment income. Combined net assets on the date of acquisition were $595,637,112.


                                                              ------------------

                          VAN KAMPEN SERIES FUND, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Van Kampen Series Fund Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Aggressive Equity Fund, American Value Fund, Asian Growth Fund, Emerging Markets Fund, Global Equity Fund, Global Equity Allocation Fund, Global Fixed Income Fund, Government Obligations Money Market Fund, High Yield & Total Return Fund, International Magnum Fund, Latin American Fund, Money Market Fund, U.S. Real Estate Fund, Value Fund and the Worldwide High Income Fund (portfolios of the Van Kampen Series Fund Inc. hereafter referred to as the "Fund") at June 30, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph St.
Chicago, Illinois 60601
August 11, 1998

-----------------------
         142

                                 VAN KAMPEN FUNDS
                                 EQUITY GROWTH FUND


                                   ANNUAL REPORT


                                   JUNE 30, 1998

                                      VAN KAMPEN
                                  EQUITY GROWTH FUND
                               PORTFOLIO OF INVESTMENTS
                                    JUNE 30, 1998


                                                                         VALUE
SHARES                                                                   (000)
------------------------------------------------------------------------------
COMMON STOCKS   (97.6%)
  BASIC MATERIALS  (2.1%)
     800    Du Pont (EI) de Nemours Co.                          $       60
     900    Monsanto                                                     50
                                                                 ----------
                                                                        110
                                                                 ----------
     CAPITAL GOODS  (17.9%)
   1,900    Case Corp.                                                   92
   1,200    Cordant Technologies, Inc.                                   55
(a)2,000    Gulfstream Aerospace Corp.                                   93
(a)2,600    Knoll, Inc.                                                  77
   1,100    Northrop Grumman Corp.                                      114
     900    Pitney Bowes, Inc.                                           43
     600    Textron, Inc.                                                43
   1,000    Tyco International Ltd.                                      63
   2,900    United Technologies Corp.                                   268
     700    Xerox Corp.                                                  71
                                                                 ----------
                                                                        919
                                                                 ----------
     COMMUNICATION SERVICES  (2.5%)
      800   American Telephone & Telegraph Co.                           46
(a)  700    Associated Group, Inc. 'B'                                   28
(a)1,100    Worldcom, Inc.                                               53
                                                                 ----------
                                                                        127
                                                                 ----------
     CONSUMER CYCLICALS  (10.3%)
(a)6,000    Cendant Corp.                                               125
     300    Gannett Co., Inc.                                            21
   1,900    General Motors Corp.                                        127
 (a) 300    Harrah's Entertainment, Inc.                                  7
   1,100    Hilton Hotels Corp.                                          31
     800    Home Depot, Inc.                                             67
   1,100    International Game Technology                                27
     700    ITT Industries, Inc.                                         26
     600    Pulitzer Publishing Co.                                      54
 (a) 800    Staples, Inc.                                                23
     700    Young & Rubicam, Inc.                                        22
                                                                 ----------
                                                                        530
                                                                 ----------
     CONSUMER STAPLES  (15.3%)
(a)1,200    Brinker International, Inc.                                  23
(a)2,600    Clear Channel Communications, Inc.                          284
     600    Coca-Cola Co.                                                51
   2,000    Coca-Cola Enterprises, Inc.                                  79
     500    Comcast Corp. 'B'                                            20
     500    Cracker Barrel Old Country Store, Inc.                       16
   2,600    Philip Morris Cos., Inc.                                    102
     500    Quaker Oats, Co.                                             27
     400    Ralston-Ralston Purina Group                                 47
(a)1,200    SFX Entertainment, Inc. 'A'                                  55
     500    Time Warner, Inc.                                            43
     400    WM. Wrigley Jr. Co.                                          39
                                                                 ----------
                                                                        786
                                                                 ----------

       The accompanying notes are an integral part of the financial statements.


                                      VAN KAMPEN
                                  EQUITY GROWTH FUND
                           PORTFOLIO OF INVESTMENTS (cont.)
                                    JUNE 30, 1998

                                                                       VALUE
   SHARES                                                              (000)
----------------------------------------------------------------------------
 ENERGY  (0.9%)
     700    Diamond Offshore Drilling, Inc.                      $       28
     300    Schlumberger Ltd.                                            20
                                                                 ----------
                                                                         48
                                                                 ----------
     FINANCIAL  (26.4%)
   1,100    ACE Ltd.                                                     43
   1,000    Allstate Corp.                                               92
   1,600    American Express Co.                                        182
     700    BankAmerica Corp.                                            61
       2    Berkshire Hathaway, Inc.                                    157
     800    Chase Manhattan Corp.                                        60
     400    Citicorp                                                     60
     500    CMAC Investment Corp.                                        31
     200    General RE Corp.                                             51
   2,900    Loews Corp.                                                 253
     300    MBNA Corp.                                                   10
     500    Merrill Lynch & Co., Inc.                                    46
     300    Morgan (J.P.) & Co., Inc.                                    35
     600    Nationwide Financial Services, Inc. 'A'                      31
     100    Progressive Corp.                                            14
     600    Provident Companies, Inc.                                    21
 (a) 700    Reinsurance Group of America, Inc.                           36
   1,200    St. Paul Cos., Inc.                                          50
   1,100    Travelers, Inc.                                              67
     450    Washington Mutual, Inc.                                      19
     100    Wells Fargo Co.                                              37
                                                                 ----------
                                                                      1,356
                                                                 ----------
     HEALTH CARE  (1.8%)
     300    Eli Lilly & Co.                                              20
     300    Merck & Co., Inc.                                            40
     300    Pfizer, Inc.                                                 33
                                                                 ----------
                                                                         93
                                                                 ----------
     TECHNOLOGY  (11.6%)
 (a) 200    ADC Telecom, Inc.                                             7
     500    America Online, Inc.                                         53
     200    Ciena Corp.                                                  14
 (a) 500    Cisco Systems, Inc.                                          46
     500    Computer Associates International, Inc.                      28
 (a) 400    Dell Computer Corp.                                          37
 (a) 800    Ingram Micro, Inc.                                           35
     500    Intel Corp.                                                  37
     200    International Business Machines Corp.                        23
     500    Linear Technology Corp.                                      30
(a)1,900    Litton Industries, Inc.                                     112
(a)1,300    Microsoft Corp.                                             141
     400    Motorola, Inc.                                               21
 (a) 200    Tellabs, Inc.                                                14
                                                                 ----------
                                                                        598
                                                                 ----------
TRANSPORTATION  (8.8%)
(a)7,400    Continental Airlines, 'B'                                   450
                                                                 ----------
TOTAL COMMON STOCKS  (COST $4,879)                                    5,017
                                                                 ----------


       The accompanying notes are an integral part of the financial statements.

                                      VAN KAMPEN
                                  EQUITY GROWTH FUND
                           PORTFOLIO OF INVESTMENTS (cont.)
                                    JUNE 30, 1998


FACE
AMOUNT                                                             VALUE
(000)                                                              (000)
---------------------------------------------------------------------------
SHORT-TERM INVESTMENT   (3.3%)
  REPURCHASE AGREEMENT  (3.3%)
$172  Chase Securities, Inc., 5.40%, dated 6/30/98,
       due 7/1/98, to be repurchased at $172, collateralized
       by $135 U.S. Treasury Bonds, 8.125%, due 5/15/21,
       valued at $177     (COST $172)                            $      172
                                                                 ----------
TOTAL INVESTMENTS  (100.9%) (COST $5,051)                             5,189
OTHER ASSETS IN EXCESS OF LIABILITIES (-0.9%)                           (46)
                                                                 ----------
NET ASSETS (100%)                                                $    5,143
                                                                 ----------
                                                                 ----------


(a)   - Non-income producing security



       The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN FUNDS
                         STATEMENT OF ASSETS AND LIABILITIES
                                  EQUITY GROWTH FUND
---------------------------------------------------------------------------

                                                              JUNE 30, 1998
                                                                      (000)
---------------------------------------------------------------------------
ASSETS:
   Investments in Securities, at Value                        $       5,189
   Receivable for:
     Investments Sold                                                    41
     Dividends                                                            4
     Investment Adviser                                                   8
                                                              -------------
      Total Assets                                                    5,242
                                                              -------------

LIABILITIES:
   Payable for:
     Investments Purchased                                               84
     Administrative Fees                                                  1
     Custody Fees                                                         1
     Professional Fees                                                    8
     Shareholder Reporting Expenses                                       1
     Transfer Agent Fees                                                  1
     Filing and Registration Fees                                         3
                                                              -------------
       Total Liabilities                                                 99
                                                              -------------

NET ASSETS                                                    $       5,143
                                                              -------------
                                                              -------------

NET ASSETS CONSIST OF:
   Paid in Capital In Excess of Par                           $       5,000
   Accumulated Net Realized Gain                                          5
   Unrealized Appreciation (Depreciation) on
     Investments                                                        138
                                                              -------------
NET ASSETS                                                    $       5,143
                                                              -------------
                                                              -------------

CLASS A SHARES:
   Net Assets                                                 $       2,057
   Shares Issued and Outstanding ($.001 par
     value) (Authorized 2,625,000,000)                                  200
   Net Asset Value and
     Redemption Price Per Share                               $       10.29
                                                              -------------
                                                              -------------

   Maximum Sales Charge                                               5.75%
   Maximum Offering Price Per Share (Net Asset Value
     Per Share x 100/ (100 - maximum sales charge))           $       10.92
                                                              -------------
                                                              -------------

CLASS B SHARES:
   Net Assets                                                 $       1,543
   Shares Issued and Outstanding ($.001 par
     value) (Authorized 2,625,000,000)                                  150
   Net Asset Value and Offering Price Per Share***            $       10.28
                                                              -------------
                                                              -------------

CLASS C SHARES:
   Net Assets                                                 $       1,543
   Shares Issued and Outstanding ($.001 par
     value) (Authorized 2,625,000,000)                                  150
   Net Asset Value and Offering Price Per Share***            $       10.28
                                                              -------------
                                                              -------------

   Investments at Cost                                         $      5,051
                                                              -------------
                                                              -------------

   *** Redemption price may be subject to a contingent deferred sales charge.


       The accompanying notes are an integral part of the financial statements.

                               VAN KAMPEN FUNDS
                          STATEMENT OF OPERATIONS
                             EQUITY GROWTH FUND

                                                              MAY 29, 1998*
                                                                TO JUNE 30,
                                                                      (000)
-------------------------------------------------------------------------------
INVESTMENT INCOME:
                  Dividends                               $              4
                  Interest                                               5
                                                          -----------------

                     Total Income                                        9
                                                          -----------------
               EXPENSES:
                  Investment Advisory Fees                               4
                     Less: Fees Waived                                  (4)
                                                          -----------------

                  Net Investment Advisory Fees                            -
                  Administrative Fees                                    1
                  Custodian Fees                                         1
                  Professional Fees                                      8
                  Shareholder Reports                                    1
                  Transfer Agent Fees                                    1
                  Distribution Fees
                     Class A                                             1
                     Class B                                             1
                     Class C                                             1
                  Filing and Registration Fees                           2

                  Expenses Reimbursed By
                     Adviser                                            (8)
                                                          -----------------
                     Net Expenses                                        9
                                                          -----------------
               Net Investment Income                                      -
                                                          -----------------
               NET REALIZED GAIN ON:
                  Investments                                            5
                                                          -----------------
                     Net Realized Gain                                   5
                                                          -----------------
               CHANGE IN UNREALiZED
                 APPRECIATION/DEPRECIATION ON:
                  Investments                                          138
                                                          -----------------
                     Change in Unrealized
                        Appreciation/Depreciation                      138
                                                          -----------------
               Net Realized Gain and Change in
                  Unrealized Appreciation/Depreciation                 143
                                                          -----------------
               NET INCREASE IN NET ASSETS
                  RESULTING FROM OPERATIONS               $            143
                                                          -----------------
                                                          -----------------


       The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN FUNDS

                          STATEMENT OF CHANGES IN NET ASSETS
                                  EQUITY GROWTH FUND


                                                                  MAY 29, 1998*
                                                               TO JUNE 30, 1998
                                                                          (000)
--------------------------------------------------------------------------------
INCREASE  (DECREASE) IN NET ASSETS
OPERATION
              Net Investment Income                                       $    -
              Net Realized Gain                                                5
              Change in Unrealized Appreciation/Depreciation                 138
                                                                          ------
              Net Increase in Net Assets Resulting from Operations           143
                                                                          ------

              Total Increase in Net Assets                                   143
                                                                          ------
NET ASSETS    -Beginning of Period                                         5,000
                                                                          ------
NET ASSETS    -End of Period                                              $5,143
                                                                          ------
                                                                          ------
--------------------------------------------------------------------------------

* Commencement of operations


       The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN FUNDS

                                 FINANCIAL HIGHLIGHTS

                                  EQUITY GROWTH FUND




                                                                 CLASS A              CLASS B               CLASS C


                                                               MAY 29, 1998*        MAY 29, 1998*        MAY 29, 1998*
SELECTED PER SHARE DATA AND RATIOS                         TO JUNE 30, 1998     TO JUNE 30, 1998     TO JUNE 30, 1998
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $10.00               $10.00                $10.00
                                                              -------------     ---------------       ---------------
Income From Investment Operations
     Net Realized Gain                                                0.29                 0.28                  0.28
                                                              -------------     ---------------       ---------------
NET ASSET VALUE, END OF PERIOD                                      $10.29               $10.28                $10.28
                                                              -------------     ---------------       ---------------
                                                              -------------     ---------------       ---------------
TOTAL RETURN (1)                                                      2.90%                2.80%                 2.80%
                                                              -------------     ---------------       ---------------
                                                              -------------     ---------------       ---------------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                                   $2,057               $1,543                $1,543
Ratio of Expenses to Average Net Assets                               1.50%**              2.25%**               2.25%**
Ratio of Net Investment Income to Average Net Assets                  0.51%**             (0.25)%**             (0.25)%**
Portfolio Turnover Rate                                                 19%                  19%                   19%
----------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period
     Per Share Benefit to Net Investment Income                      $0.02                $0.02                 $0.02
Ratios Before Expense Limitation:
     Expenses to Average Net Assets                                   4.06%**              4.81%**               4.81%**
     Net Investment Income to Average Net Assets                     (2.05)%**            (2.81)%**             (2.81)%**
----------------------------------------------------------------------------------------------------------------------


*    Commencement of operations
**   Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.


       The accompanying notes are an integral part of the financial statements.

                                  VAN KAMPEN FUNDS
                           NOTES TO FINANCIAL STATEMENTS
                                   JUNE 30, 1998



Van Kampen Series Fund, Inc. (formerly Morgan Stanley Funds, Inc.) (the "Fund") was incorporated under the laws of Maryland on August 14, 1992 and commenced operations on January 4, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company which offers redeemable shares of diversified and non-diversified investment portfolios.

As of June 30, 1998, the Fund had sixteen separate active investment portfolios:
Van Kampen Aggressive Equity Fund (formerly Morgan Stanley Aggressive Equity
Fund), Van Kampen American Value Fund (formerly Morgan Stanley American Value
Fund), Van Kampen Asian Growth Fund (formerly Morgan Stanley Asian Growth Fund), Van Kampen Emerging Markets Fund (formerly Morgan Stanley Emerging Markets
Fund), Van Kampen Equity Growth Fund, Van Kampen Global Equity Fund (formerly Morgan Stanley Global Equity Fund), Van Kampen Global Equity Allocation Fund (formerly Morgan Stanley Global Equity Allocation Fund), Van Kampen Global Fixed Income Fund (formerly Morgan Stanley Global Fixed Income Fund), Van Kampen Government Obligations Money Market Fund (formerly Morgan Stanley Government Obligations Money Market Fund), Van Kampen High Yield & Total Return Fund (formerly Morgan Stanley High Yield Fund), Van Kampen International Magnum Fund (formerly Morgan Stanley International Magnum Fund), Van Kampen Latin American Fund (formerly Morgan Stanley Latin American Fund), Van Kampen Money Market Fund (formerly Morgan Stanley Money Market Fund), Van Kampen U.S. Real Estate Fund (formerly Morgan Stanley U.S. Real Estate Fund), Van Kampen Value Fund (formerly Morgan Stanley Value Fund), and Van Kampen Worldwide High Income Fund (formerly Morgan Stanley Worldwide High Income Fund) (referred to herein respectively as "Aggressive Equity Fund," "American Value Fund," "Asian Growth Fund," "Emerging Markets Fund," "Equity Growth Fund," "Global Equity Fund," "Global Equity Allocation Fund", "Global Fixed Income Fund," "Government Obligations Money Market Fund" "High Yield & Total Return Fund," "International Magnum Fund," "Latin American Fund," "Money Market Fund," "U.S. Real Estate Fund," "Value Fund," "Worldwide High Income Fund," and individually a "Portfolio" and collectively as the "Portfolios"). The financial statements of the Equity Growth Fund are presented here separately.

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B shares are sold with a contingent deferred sales charge on redemptions made within 5 years of purchase which declines annually from 5% for redemptions made in year one, down to 1.50% in year five. The contingent deferred sales charge is based on the lesser of the current market value of the shares redeemed or the total cost of such shares. Class B shares will automatically convert to Class A shares after the eighth year following purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares that are redeemed within one year of purchase, based on the lesser of the current market value of the shares redeemed or the total cost of such shares. All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

The Equity Growth Fund commenced operations on May 29, 1998.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. A portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction

                                  VAN KAMPEN FUNDS
                           NOTES TO FINANCIAL STATEMENTS
                                   JUNE 30, 1998


of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, deductibility of interest expense on short sales and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book and tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax basis differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of presenting net investment income (loss) per share in the Financial Highlights.

 B. ADVISER: Van Kampen Investment Advisory Corp., (the "Adviser") a wholly owned subsidiary of Van Kampen Funds Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), Morgan Stanley Asset Management, Inc. ("MSAM" or a "Sub-Adviser") and Miller Anderson & Sherrerd LLP, wholly owned subsidiaries of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Portfolios, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:


                                                                  CLASS B
                                               CLASS A           AND CLASS C
                                           MAX. OPERATING      MAX. OPERATING
 PORTFOLIO             ADVISORY FEE         EXPENSE RATIO      EXPENSE  RATIO
 ---------             ------------        --------------      --------------
 Equity Growth               0.70%              1.50%               2.25%


C. ADMINISTRATOR: Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services, Inc., an affiliate of the advisor.

D. DISTRIBUTOR: Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Portfolio a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00%, on an annualized basis, of the average daily net assets attributable to the Class B and Class C shares of the Portfolio.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of each Portfolio redeemed within one to five years following such purchase.

E. DIRECTORS' FEES: The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund.

F. PURCHASES AND SALES: For the period ended June 30, 1998, the Portfolio made purchases of $5,481 and sales of $607 of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

G. OTHER: At June 30, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio was:


                                                                    NET
                                                                APPRECIATION
                         COST        APPREC.     (DEPREC.)     (DEPRECIATION)
  FUND                  (000)        (000)        (000)            (000)
  -----                 ----        ------       -------       --------------
  Equity Growth         $5,051       $239        $(101)            $138

At June 30, 1998, Van Kampen Funds Inc. owned all shares of the Fund.

                                  VAN KAMPEN FUNDS
                         REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of The Van Kampen Equity Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Van Kampen Equity Growth Fund ("The Fund"), (a portfolio of the Van Kampen Series Fund Inc.) at June 30, 1998, the results of its operations, the changes in the net assets and the financial highlights for the period from May 29, 1998 (commencement of operations) to June 30, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management: our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.



PRICEWATERHOUSECOOPERS LLP
200 E. Randolph St.
Chicago, Illinois 60601
August 11, 1998

                                        PART C

                             Van Kampen Series Fund, Inc.
                                  Other Information

Item 24. FINANCIAL STATEMENTS AND EXHIBITS


(1)      FINANCIAL STATEMENTS (included in Part A)**


         The Registrant's audited financial highlights for the Funds that were operational as of June 30, 1998 are included in Part A.


(2)      FINANCIAL STATEMENTS (incorporated by reference into Part B)**



         The Registrant's audited financial statements for the Funds that were operational as of June 30, 1998, including their report thereon, are incorporated by reference into Part B (Statement of Additional Information) and are part of the Registrant's June 30, 1998 Annual Report to Shareholders. The financial statements incorporated by reference into Part B are:


         1.   Portfolio of Investments
         2.   Statements of Assets and Liabilities
         3.   Statements of Operations
         4.   Statements of Changes in Net Assets
         5.   Financial Highlights
         6.   Notes to Financial Statements
         7.   Report of Independent Accountants

------------------------

** As of June 30, 1998, the Emerging Markets Debt Fund, European Equity Fund, Growth and Income Fund II, Japanese Equity Fund, Mid Cap Growth Fund, Tax-Free Money Market Fund, and Global Franchise Fund were not yet operational.

(B)      EXHIBITS

1   (a)  Articles of Amendment and Restatement. (1)
    (b) Articles Supplementary (adding Registrant's High Yield, U.S. Real Estate and Japanese Equity Funds) to the Amended and Restated Articles of Incorporation.(2)
    (c) Articles Supplementary (adding Registrant's Government Obligations Money Market and Tax-Free Money Market Funds) to the Amended and Restated Articles of Incorporation.(2)
    (d) Articles Supplementary (adding Registrant's Global Equity, Emerging Market Debt, Mid Cap Growth, Equity Growth and Value Funds) to the Amended and Restated Articles of Incorporation.(3)
    (e) Articles Supplementary (changing the name of Morgan Stanley Equity Growth to Van Kampen Equity Growth) to the Amended and Restated Articles of Incorporation.(7)
    (f) Articles Supplementary (adding Registrant's Global Franchise Fund) to the Amended and Restated Articles of Incorporation.(7)
    (g)  Articles of Amendment (changing the corporate name from Morgan
         Stanley Fund, Inc. to Van Kampen Series Fund, Inc.)*
    (h) Articles Supplementary (Changing the name of each portfolio (except the money market portfolio) from Morgan Stanley to Van Kampen).*

2        Amended and Restated By-Laws.(1)

3        Not applicable.


4 Form of Specimen Securities for shares of the Money Market Fund ("Money Market Specimen"). The Specimen Securities for the remaining Funds have been omitted because they are substantially identical to the Money Market Specimen and differ from the Money Market Specimen only in references to the Fund and amount of authorized shares to which the Specimen relates.(5)


5   (a)  Investment Advisory Agreement between Registrant and Van Kampen
         Investment Advisory Corp. and as amended by Addendum to such Agreement.*
    (b) Investment Sub-Advisory Agreement between Van Kampen Investment Advisory Corp. and Morgan Stanley Asset Management Inc.(5)
    (c) Form of Investment Sub-Advisory Agreement between Van Kampen American Capital Investment Advisory Corp. and Miller Anderson & Sherrerd, LLP.(5)

6 Distribution Agreement between Registrant and Van Kampen American Capital Distributors, Inc.(3)



7        Not applicable.


8   (a)  Registrant's Mutual Fund Custody Agreement with the Chase Manhattan
         Bank, N.A.(4)
    (b) Registrant's Global Custody Agreement with Morgan Stanley Trust Company.(4)
    (c) Registrant's Custody Agreement with PNC Bank, N.A. (with respect to the Money Market Funds).(2)


9. (a) Administration Agreement between Registrant and Morgan Stanley Asset Management Inc.(4) and as amended by Addendum to such Agreement. (1)
    (b) Form of Assignment and Assumption Agreement (Administration Agreement) between Van Kampen American Capital Investment Advisory Corp. and Morgan Stanley Asset Management Inc.(5)
    (c) Administration Agreement between Registrant and Miller Anderson & Sherrerd, LLP.(3)
    (d) Form of Assignment and Assumption Agreement (Administration Agreement) between Van Kampen American Capital Investment Advisory Corp. and Miller Anderson & Sherrerd, LLP.(5)

    (e) Sub-Administration Agreement between Morgan Stanley Asset Management Inc. and The Chase Manhattan Bank.(3)

    (f) Form of Assignment and Assumption Agreement (Sub-Administration Agreement) between Van Kampen American Capital Investment Advisory Corp. and Morgan Stanley Asset Management Inc.(5)

    (g) Sub-Administration Agreement between Miller Anderson & Sherrerd, LLP and The Chase Manhattan Bank.(3)

    (h) Form of Assignment and Assumption Agreement (Sub-Administration Agreement) between Van Kampen American Capital Investment Advisory Corp. and Miller Anderson & Sherrerd, LLP.(5)


    (i) Amended Schedule A and Amended Administration Agreement between Registrant and Morgan Stanley Asset Management Inc. with respect to the Asian Growth Fund and Small Cap Value Equity Fund (currently the American Value Fund).(4)

    (j) Form of Sub-Transfer Agency Agreement between Van Kampen American Capital Investment Advisory Corp. and PFPC, Inc.(5)

    (k) Sub-Transfer Agency Agreement between Morgan Stanley Asset Management Inc. and ACCESS Investor Services, Inc.(3)


    (l) Form of Assignment and Assumption Agreement (Sub-Transfer Agency Agreement) between Van Kampen American Capital Investment Advisory Corp. and Morgan Stanley Asset Management Inc.(5)


    (m) Sub-Transfer Agency Agreement between Miller Anderson & Sherrerd, LLP and ACCESS Investor Services, Inc.(3)


    (n) Form of Assignment and Assumption Agreement (Sub-Transfer Agency Agreement) between Van Kampen American Capital Investment Advisory Corp. and Miller Anderson & Sherrerd, LLP.(5)

    (o) Amended and Restated Legal Services Agreement dated May 31, 1997 including amendments one through four.*


    (p) Amended Schedule for Sub-Transfer Agency Agreement between Morgan Stanley Asset Management and ACCESS Investor Services, Inc. with respect to Van Kampen Global Franchise Fund.*


10       Opinion of Counsel.*


11       Consent of Independent Accountants.*

12       Not applicable.

13       Purchase Agreement.(4)

14       Not applicable.

15 (a) Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 for shares of the Money Market Fund ("Money Market Plan"). The following Rule 12b-1 distribution plan has been omitted because it is substantially identical to the Money Market Plan and differs from the Money Market Plan only in references to the Fund to which the plan relates: Government Obligations Money Market Fund.(3)
    (b) Form of Plan of Distribution Pursuant to Rule 12b-1 for shares of the Tax-Free Money Market Fund.(3)
    (c) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class A shares (the "Class A Plan") of the Global Fixed Income Fund. The following plans have been omitted because they are substantially identical to the Class A Plan and differ from the Class A Plan only in references to the Fund to which the plan relates: Asian Growth, Small Cap Value Equity (currently the American Value Fund),

         Worldwide High Income, Emerging Markets, Latin American, Global Equity Allocation, High Yield, U.S. Real Estate, International Magnum and Aggressive Equity Funds.(3)

    (d) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class A shares (the "Class A Plan") of the Japanese Equity Fund. The following plans have been omitted because they are substantially identical to the Class A Plan and differ from the Class A Plan only in references to the Fund to which the plan relates: European Equity, Growth and Income, Global Equity, Emerging Markets Debt, Mid Cap Growth, Equity Growth, Value and Global Franchise Funds.(3)


    (e) Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 for Class B and Class C shares (the "Class B and Class C Plan") of the Global Fixed Income, Asian Growth, Small Cap Value Equity (currently the American Value Fund), Worldwide High Income, Emerging Markets, Latin American, Global Equity Allocation, High Yield, U.S. Real Estate, International Magnum, Aggressive Equity, Global Equity, Emerging Markets Debt, Mid Cap Growth, Equity Growth, Value and Global
         Franchise Funds.(3)

    (f) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class B and Class C shares (the "Class B and Class C Plan") relating to the Japanese Equity, European Equity and Growth and Income Funds.(3)


16       Schedules of Computation of Performance Information.(4)

17  (a)  List of certain investment companies in response to Item 29(a).*

    (b) List of officers and directors of Van Kampen Funds, Inc. in response to Item 29(b).*

18       Registrant's Rule 18f-3 Multiple Class Plan.(3)


24       Power of Attorney.*


27       Financial data schedules for the fiscal year ended June 30, 1998.*

--------------------
(1) Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995.
(2) Incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.
(3) Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on December 31, 1996.
(4) Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 30, 1995.

(5) Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on August 29, 1997.

(6) Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File No. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 28, 1997.


(7) Incorporated herein by reference to Post-Effective Amendment 24 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on July 1, 1998.

*        Filed herewith.


Item 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         No person is controlled by or under common control with the Registrant.


Item 26. NUMBER OF HOLDERS OF SECURITIES

         The following information is given as of September 3, 1998:

As of September 3, 1998


                                                             Number of
     Title of Class                                         Record Holders
     --------------                                         --------------

     Global Equity Allocation Fund-Class A                  34,073
     Global Equity Allocation Fund-Class B                  27,744
     Global Equity Allocation Fund-Class C                   8,597
     Global Fixed Income Fund-Class A                          245
     Global Fixed Income Fund-Class B                          118
     Global Fixed Income Fund-Class C                          175
     Asian Growth Fund-Class A                              12,010
     Asian Growth Fund-Class B                               6,218
     Asian Growth Fund-Class C                               7,145
     Emerging Markets Fund-Class A                           5,808
     Emerging Markets Fund-Class B                           6,424
     Emerging Markets Fund-Class C                           3,543
     Latin American Fund-Class A                             3,957
     Latin American Fund-Class B                             3,837
     Latin American Fund-Class C                             1,511
     European Equity Fund-Class A                              0
     European Equity Fund-Class B                              0
     European Equity Fund-Class C                              0
     American Value Fund-Class A                            20,283
     American Value Fund-Class B                            32,489
     American Value Fund-Class C                             9,457
     Worldwide High Income Fund-Class A                      4,096
     Worldwide High Income Fund-Class B                      8,373
     Worldwide High Income Fund-Class C                      3,348
     Aggressive Equity Fund-Class A                          7,415
     Aggressive Equity Fund-Class B                         16,345
     Aggressive Equity Fund-Class C                          2,619
     Growth and Income Fund II-Class A                         0
     Growth and Income Fund II-Class B                         0
     Growth and Income Fund II-Class C                         0
     High Yield & Total Return Fund-Class A                    365
     High Yield & Total Return Fund-Class B                    934
     High Yield & Total Return Fund-Class C                    380
     U.S. Real Estate Fund-Class A                             919
     U.S. Real Estate Fund-Class B                           1,275
     U.S. Real Estate Fund-Class C                             343
     International Magnum Fund-Class A                       6,321
     International Magnum Fund-Class B                       5,612
     International Magnum Fund-Class C                       1,020
     Japanese Equity Fund-Class A                              0
     Japanese Equity Fund-Class B                              0
     Japanese Equity Fund-Class C                              0

     Money Market Fund                                         463
     Government Obligations Money Market Fund                   16
     Tax-Free Money Market Fund                                0
     Value Fund-Class A                                        467
     Value Fund-Class B                                        567
     Value Fund-Class C                                        667
     Equity Growth Fund-Class A                                877
     Equity Growth Fund-Class B                              1,025
     Equity Growth Fund-Class C                                272
     Global Equity Fund-Class A                              6,920
     Global Equity Fund-Class B                             58,349
     Global Equity Fund-Class C                              6,687
     Emerging Markets Debt Fund-Class A                        0
     Emerging Markets Debt Fund-Class B                        0
     Emerging Markets Debt Fund-Class C                        0
     Mid Cap Growth Fund-Class A                               0
     Mid Cap Growth Fund-Class B                               0
     Mid Cap Growth Fund-Class C                               0
     Global Franchise Fund-Class A                             0
     Global Franchise Fund-Class B                             0
     Global Franchise Fund-Class C                             0

ITEM 27. INDEMNIFICATION

    Reference is made to Article SEVEN of the Registrant's Articles of Incorporation. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "SEC") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND INVESTMENT SUB-ADVISERS

    For information regarding the business of the Adviser, reference is made to the caption "Management of the Company -- Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Management of the Company" in Part B of this Registration Statement. For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (SEC File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

    For information regarding the business of Morgan Stanley Asset Management Inc., reference is made to the caption "Management of the Company -- Investment Sub-Adviser" in the Prospectus constituting Part A of this Registration Statement and "Management of the Company" in Part B of this Registration Statement. For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of Morgan Stanley Asset Management Inc., reference is made to the Sub-Adviser's current Form ADV (SEC File No. 801-15757) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

    For information regarding the business of Miller Anderson & Sherrerd, LLP, reference is made to the caption "Management of the Company -- Investment Sub-Adviser" in the Prospectus constituting Part A of this Registration Statement and "Management of the Company" in Part B of this Registration Statement. For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of Miller Anderson & Sherrerd, LLP, reference is made to the Sub-Adviser's current Form ADV (SEC File No. 801-10437) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.


ITEM 29. PRINCIPAL UNDERWRITERS

    Van Kampen Funds Inc. ("Van Kampen") is distributor for Van Kampen Series Fund, Inc. The information required by this Item 29 with respect to each Director and officer of Van Kampen is incorporated by reference to Schedule A of Form BD filed by Van Kampen pursuant to the Securities and Exchange Act of 1934 (SEC File No. 8-19412)

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

    All accounts, books and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder to be maintained (i) by Registrant will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 or Van Kampen Investor Services, Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153; (ii) by the Adviser, will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181; and (iii) by the Distributor, the principal underwriter, will be maintained at its offices located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

ITEM 31. MANAGEMENT SERVICES

    Morgan Stanley Asset Management Inc. ("MSAM") and Miller Anderson & Sherrerd, LLP ("MAS") have entered into separate Chase Sub-Administration Agreements with The Chase Manhattan Bank ("Chase"), successor in interest to United States Trust Company of New York (which is incorporated by reference to Exhibit No. 9(b) to Pre-Effective Amendment No. 2 to Registrant's Registration Statement and Exhibit 9(d) to Post-Effective Amendment No. 18 to Registrant's Registration Statement, respectively). Pursuant to these agreements, Chase will provide the following services to the Registrant: (i) managing, administering and conducting the general business activities of the Registrant, other than those which are contracted to third parties;

(ii) providing personnel and facilities to perform the foregoing; (iii) accounting services, including the preparation of statement and reports; (iv) transfer agent services, including processing correspondence from shareholders, recording transfers, issuing stock certificates and handling checks; (v) handling dividends and distributions, including disbursing, withholding and tax reporting; and (vi) providing office facilities, statistical and research data, office supplies and assisting the Registrant to comply with regulatory developments. MSAM and MAS have assigned the respective Chase Sub-Administration Agreements to and they were assumed by Van Kampen Investment Advisory Corp. as filed herewith as Exhibits 9(f) and 9(h), respectively.

ITEM 32. UNDERTAKINGS




    1. Registrant hereby undertakes that whenever a Shareholder or Shareholders who meet the requirements of Section 16(c) of the 1940 Act inform the Board of Directors of his, her or their desire to communicate with other Shareholders of the Fund, the Directors will inform such Shareholder(s) as to the approximate number of Shareholders of record and the approximate costs of mailing or afford said Shareholders access to a list of Shareholders.


    2. Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's annual report to shareholders upon request and without charge.

                                      SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant hereby certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oakbrook Terrace and State of Illinois, on the 28th of September, 1998.


                   VAN KAMPEN SERIES FUND, INC.

                   By:  /s/ Ronald A. Nyberg
                        ---------------------------------------------
                        Ronald A. Nyberg
                        Vice President and Secretary

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURE                          TITLE
---------                          -----

* /s/ Wayne W. Whalen              Director (Chairman)
-----------------------------
Wayne W. Whalen

*/s/ J. Miles Branagan             Director
-----------------------------
J. Miles Branagan


*/s/ Richard M. DeMartini          Director
-----------------------------
Richard M. DeMartini


*/s/ Linda Hutton Heagy            Director
-----------------------------
Linda Hutton Heagy

*/s/ R. Craig Kennedy              Director
-----------------------------
R. Craig Kennedy

*/s/ Jack E. Nelson                Director
-----------------------------
Jack E. Nelson

*/s/ Don G. Powell                 Director
-----------------------------
Don G. Powell

*/s/ Phillip Rooney                Director
-----------------------------
Phillip Rooney

*/s/ Fernando Sisto                Director
-----------------------------
Fernando Sisto

*/s/ Edward C. Wood, III            Chief Financial
-----------------------------       Officer and
Edward C. Wood, III                 Vice President

*/s/ Dennis J. McDonnell            Principal Executive
-----------------------------       Officer and
Dennis J. McDonnell                 President



*By:/s/ Ronald A. Nyberg                                     September 28, 1998
    ------------------------
    Ronald A. Nyberg
    Attorney-In-Fact

         SCHEDULE OF EXHIBITS TO POST-EFFECTIVE AMENDMENT 25 TO FORM N-1A AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 28, 1998.



EX-99.1(g)              Articles of Amendment (changing the corporate name from
                        Morgan Stanley Fund, Inc. to Van Kampen Series Fund,
                        Inc.)

EX-99.1(h)              Articles Supplementary (changing the name of each
                        portfolio (except the Money Market Funds, from Morgan
                        Stanley to Van Kampen).





EX 99.5(a)              Investment Advisory Agreement between Registrant and
                        Van Kampen Investment Advisory Corp. as amended by
                        Addendum to such Agreement.

EX 99.9(o)              Amended and Restated Legal Services Agreement dated
                        May 31, 1997 including amendments one through four.

EX 99.9(p)              Amended Schedule for Sub-Transfer Agency Agreement
                        between Morgan Stanley Asset Management and ACCESS
                        Investor Services, Inc. with respect to Van Kampen
                        Global Franchise Fund.

EX 99.10                Opinion of Counsel

EX 99.11                Consent of Independent Accountants

EX 99.17 (a)            List of certain investment companies in response to
                        Item 29(a)

         (b) List of officers and directors of Van Kampen Funds Inc. in response to Item 29(b).

EX 99.24                Power of Attorney

EX 99.27                Financial Data Schedules for the fiscal year ended
                        June 30, 1998